UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08319

Voya Partners, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-3862

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

December 31, 2019

Classes ADV, I, R6, S and S2

Voya Partners, Inc.

■ Voya Global Bond Portfolio

■ Voya International High Dividend Low Volatility Portfolio

■ VY® American Century Small-Mid Cap Value Portfolio

■ VY® Baron Growth Portfolio

■ VY® Columbia Contrarian Core Portfolio

■ VY® Columbia Small Cap Value II Portfolio

■ VY® Invesco Comstock Portfolio

■ VY® Invesco Equity and Income Portfolio

■ VY® Invesco Oppenheimer Global Portfolio

■ VY® JPMorgan Mid Cap Value Portfolio

■ VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

■ VY® T. Rowe Price Growth Equity Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios' website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios' website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Portfolios. The Portfolios' Form N-Q or Form N-PORT is available on the SEC's website at www.sec.gov. The Portfolios' complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

New season, last year's plot

Dear Shareholder,

The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.

So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.

Still, we believe that turbulence seems to be the world's modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.

With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment actualneeds in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 21, 2020

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the "Index") measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.

A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)

Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.

On perceived slowing global growth, there was still plenty to worry about.

In Europe, manufacturing was in contraction. The euro zone's annual growth in gross domestic product ("GDP") in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union ("Brexit") culminated in a general election called for December.

Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.

China's GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.

In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.

Back in the markets, after May's slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee ("FOMC") left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were "indefinitely suspended", and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a "mid-cycle adjustment". And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.

The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that "Phase 1" of a deal was possible by year-end. The FOMC cut rates again in both months.

And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government's emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.

In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.

U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.

In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.

In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan's purchases of exchange-traded funds, but pressured by Japan's own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.'s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Government/Credit Index

An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI All Country World ex-U.S. IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe, Australasia and Far East® ("MSCI EAFE") Index

An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Value Index	An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.
Russell 2500TM Growth Index

Measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Value Index	Measures the performance of those S&P SmallCap 600® Index companies with lower price-to-book ratios.

VOYA GLOBAL BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Voya Global Bond Portfolio (the "Portfolio") seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Mustafa Chowdhury, Sean Banai, CFA, and Brian Timberlake, Ph.D., CFA, Portfolio Managers* of Voya Investment Management Co. LLC ("Voya IM") — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio's Class S shares provided a total return of 7.64% compared to the Bloomberg Barclays Global Aggregate Index, which returned 6.84% for the same period.

Portfolio Specifics: The Portfolio's outperformance versus the Bloomberg Barclays Global Aggregate Index was due primarily to sector allocation, whereas currency positioning did not meaningfully impact results over the period. On the downside, duration/yield curve positioning that was defensive earlier in the year, detracted from performance.

Fixed income markets witnessed an about face, as the U.S. Federal Reserve Board ("Fed") pivoted from raising rates four times in 2018 to instituting the first of three 2019 rate cuts in July. Elevated tensions between the U.S. and China drove concerns on the risk of recession in the U.S., which saw the 10-year Treasury yield go below 1.5% in the summer months. The European Central Bank ("ECB") continued its dovish tone, as leadership transitioned to Christine LaGarde and the ECB cut rates, pushing official rates into further negative territory. Economic data in the fourth quarter alleviated many of those fears and global Treasury yields rose. Non-government sectors outperformed over the reporting period, supported by accommodative central banks and steady demand for higher yielding sectors as the global economy posted positive growth.

Sector allocation, which included overweights to spread sectors and underweights to global Treasury securities, was the dominant driver of outperformance for the year. Favorable security selection within corporate bonds was the largest contributor, as the Fund capitalized on weakness in corporate markets early in the year and benefited throughout 2019. The Portfolio also benefited from an overweight to and favorable security selection within commercial mortgage-backed securities. Securitized sector allocations were less pronounced. Positive contributions from security selection within agency mortgages were offset by detractions from positioning in agency residential mortgage-backed securities.

Duration/yield curve positioning in emerging markets contributed to performance, while the Portfolio's positioning in developed markets detracted from results. In particular, defensive strategies implemented in the first quarter of 2019 were a headwind for returns as rates declined. Finally, currency positioning did not meaningfully impact performance during the reporting period.

The Portfolio used derivatives, such as futures, swaps, options and forward contracts, for hedging and overall risk management. The use of derivatives positively impacted performance for the period.

Current Strategy and Outlook: Entering 2020, we believe that there are signs of steadying economic growth, especially outside the U.S. However, while we believe this positive outlook for growth will prove supportive to spread sectors, we also believe geopolitical and monetary policy uncertainty, coupled with somewhat rich valuations across many sectors, will limit potential upside. Meanwhile, the lack of inflationary pressures will permit global developed central banks to remain accommodative, in our view.

Emerging markets, while supported by the macroeconomic environment, are no stranger to political upheaval that can cause disruption and create opportunities. Heading into 2020, we believe fiscal responsiveness to social unrest needs to be closely monitored. From our perspective, separating winners from losers in emerging markets requires identifying countries that will use fiscal stimulus that is investment-oriented rather than implementing consumption-based government programs. In addition, in our opinion, the degree of stimulus must be monitored and cannot threaten a country's debt sustainability, as well as the sovereign's credit profile.

We continue to believe corporate credit risk is idiosyncratic, not systemic. We believe the path to future investment success will be paved by security selection, as this backdrop favors idiosyncratic opportunities over broad market risk taking. We expect that, when volatility does strike, perceived "losers" will be excessively punished and avoiding these investments will be critical. As we have over the past year, we will continue to view episodes of volatility in credit markets as fertile ground for identifying oversold individual credits with strong fundamentals.

Based on current valuations, we continue to favor securitized credit over corporate credit on a relative basis. Fundamentally, we believe agency mortgage-backed securities ("MBS") are attractive relative to Treasuries and other high-grade assets. In addition, we see opportunities in non-agency residential MBS, commercial mortgage-backed securities and asset-backed securities as an attractive source of durable yield to capture while we diligently surveil markets for new opportunities.

With regard to currencies, we believe the U.S. dollar is likely to decline versus major developed currencies, as the Fed has indicated it is on hold for the foreseeable future. In addition, we will look to capitalize on emerging market currency opportunities, while being mindful of volatility connected to geopolitical risks.

Geographic Diversification
as of December 31, 2019
(as a percentage of net assets)

United States	81.8%
Germany	4.8%
Spain	1.2%
United Kingdom	1.1%
Cayman Islands	1.1%
Brazil	1.0%
Peru	1.0%
Japan	0.9%
Netherlands	0.8%
Portugal	0.7%
Countries between 0.0%-0.7%^	4.6%
Assets in Excess of Other Liabilities*,**	1.0%
Net Assets	100.0%

*  Includes short-term investments.

**  Includes purchased options.

^  Includes 13 countries, which each represents 0.0%-0.7% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2019
(as a percentage of net assets)

Voya Emerging Markets Local Currency Debt Fund — Class P	6.9%
Voya Emerging Markets Hard Currency Debt Fund — Class P	5.5%
Voya High Yield Bond Fund — Class P	3.6%
Bundesrepublik Deutschland, 0.500%, 02/15/25	3.4%
Voya Emerging Markets Corporate Debt Fund — Class P	3.3%
United States Treasury Inflation Indexed Bonds, 0.250%, 07/15/29	3.1%
Uniform Mortgage-Backed Securities, 3.500%, 08/01/49	2.1%
Ginnie Mae, 3.000%, 01/20/50	2.1%
United States Treasury Note, 1.750%, 11/15/29	2.0%
United States Treasury Bond, 2.250%, 08/15/49	1.7%

Portfolio holdings are subject to change daily.

*  Effective March 1, 2019, Sean Banai was added as a portfolio manager for the Portfolio. Effective August 31, 2019, Mustafa Chowdhury was removed as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VOYA GLOBAL BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	7.36%	2.84%	3.44%
Class I	7.90%	3.36%	3.96%
Class S	7.64%	3.11%	3.70%
Blooomberg Barclays Global Aggregate Index	6.84%	2.31%	2.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser.

VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Voya International High Dividend Low Volatility Portfolio (the "Portfolio") seeks maximum total return. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC ("VIM") — the Sub-Adviser*.

Performance: For the year ended December 31, 2019, the Portfolio's Class I shares provided a total return of 16.75% compared to the MSCI EAFE® Index** and the MSCI All Country World ex-U.S. IndexSM ("MSCI ACWI ex-U.S."), which returned 22.01% and 21.51%, respectively, for the same period.

Portfolio Specifics — Templeton Investment Counsel LLC ("Templeton") January 1, 2019 — April 16, 2019: During the period in which Templeton managed the Portfolio, the Portfolio underperformed the MSCI ACWI ex-U.S.) by approximately 329 basis points (-3.29%). Stock selection and an unfavorable overweight allocation in the communication services sector detracted from relative performance. Shares of SES, a Luxembourg-based satellite operator, declined due to regulatory challenges facing the company's efforts to monetize its potentially valuable spectrum. While the best procedure for reallocating spectrum has yet to be decided, we believe the firm will ultimately recognize significant value from these important assets.

Stock selection and an unfavorable overweight allocation in the health care sector detracted from relative results. Israeli generic pharmaceuticals firm Teva was a significant detractor in the sector.

Stock selection among underweight consumer staples holdings also detracted from relative results. Shares of Japanese convenience store owner Seven & I declined after analysts downgraded the stock following a disappointing profit forecast.

In contrast, stock selection in the materials sector contributed to relative returns. Irish building materials firm CRH was a significant contributor to relative returns in the sector.

Stock selection in overweight utilities and underweight information technology and industrials holdings also contributed to relative performance.

From a regional standpoint, stock selection in underweight Asian holdings detracted from relative performance, pressured by Japanese and Chinese holdings. In Europe, stock selection detracted from relative results, offsetting a favorable overweight allocation.

Portfolio Specifics*** — VIM — May 1, 2019 — December 31, 2019: During the period in which VIM managed the Portfolio, the Portfolio underperformed the MSCI EAFE® Index by approximately 203 basis points (-2.03%). In terms of the Portfolio's performance, both low beta and dividend yield outperformed for the period while the stock ranking model underperformed. The Portfolio's stock specific exposures and smaller size further drove relative underperformance. On the regional level, stock selection within Japan, and to a lesser extent Asia/Pacific ex Japan, had the largest negative impact on relative performance. On the sector level, Portfolio holdings within the real estate and financial sectors had the largest positive impact on performance. On an individual stock level basis, an overweight position in Sekisui House, Ltd., an underweight position in BP plc and not owning HSBC Holdings Plc were among the key contributors. By contrast, stock selection within the health care and materials sectors had the largest negative impact on returns. Key detractors for the period include overweight positions in Evraz plc and Konica Minolta, Inc. as well as not owning benchmark holding ASML Holding NV.

Current Strategy and Outlook: This is an actively managed international quantitative equity strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the benchmark. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region-sector. The Portfolio is then optimized to achieve its dividend, alpha, and volatility objectives.

Geographic Diversification
as of December 31, 2019
(as a percentage of net assets)

Japan	25.2%
United Kingdom	13.5%
Switzerland	9.3%
France	8.3%
Australia	7.8%
Netherlands	6.1%
Germany	5.6%
Italy	4.1%
Denmark	3.5%
Finland	3.1%
Countries between 0.2%-3.1%^	12.2%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%

*  Includes short-term investments and exchange-traded funds.

^  Includes 9 countries, which each represents 0.2%-3.1% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2019
(as a percentage of net assets)

Nestle SA	2.7%
Royal Dutch Shell PLC — Class A	2.1%
Roche Holding AG	2.1%
Novartis AG	1.6%
GlaxoSmithKline PLC	1.4%
BP PLC	1.4%
Sanofi	1.4%
Novo Nordisk A/S	1.3%
Rio Tinto Ltd.	1.2%
Unilever NV	1.1%

Portfolio holdings are subject to change daily.

*  The Board of Trustees of the Portfolio approved an investment objective change, strategy change and sub-adviser replacement of Templeton, with VIM effective May 1, 2019.

In conjunction with the investment objective change, strategy change and sub-adviser replacement, effective May 1, 2019, Vincent Costa, Kai Yee Wong, Peg DiOrio, and Steve Wetter were added as portfolio managers to the Portfolio and Antonio T. Docal, Peter A. Nori, and Matthew R. Nagle were removed as portfolio managers to the Portfolio.

In conjunction with the sub-adviser change, the Portfolio's name changed to "Voya International High Dividend Low Volatility Portfolio".

**  Effective May 1, 2019, the sub-adviser changed the primary benchmark from the MSCI ACWI Ex-U.S. to the MSCI EAFE® Index because the MSCI EAFE® Index is considered by the sub-adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

***  Beginning April 16, 2019, through the close of business on April 30, 2019, the Portfolio was in a transition period and may have held a large portion of the Portfolio's assets in temporary investments.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	16.13%	3.11%	3.82%
Class I	16.75%	3.64%	4.35%
Class S	16.40%	3.38%	4.08%
Class S2	16.28%	3.23%	3.95%
MSCI EAFE® Index	22.01%	5.67%	5.50%
MSCI ACWI ex-U.S.	21.51%	5.51%	4.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International High Dividend Low Volatility Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Effective May 1, 2019, the Adviser changed the primary benchmark from the MSCI ACWI Ex-U.S. to the MSCI EAFE® Index because the MSCI EAFE® Index is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

Prior to May 1, 2019, the Portfolio was managed by a different sub-adviser.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Miles Lewis, CFA and Vice President, and Jeff John, CFA, Vice President (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, CFA, Chief Investment Officer — Global Value Equity and Senior Vice President, Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager — Global Value Equity and Senior Vice President, Michael Liss, CFA, CPA and Vice President, and Brian Woglom, CFA, Vice President (responsible for the Mid Cap Value portion of the Portfolio) (each a "Sleeve"), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio's Class S shares provided a total return of 30.67% compared to the Russell 2500TM Value Index and the S&P SmallCap 600® Value Index, which returned 23.56% and 24.54%, respectively, for the same period.

Portfolio Specifics: Resilient U.S. economic growth and positive earnings fueled strong stock market performance for 2019, despite periods of volatility sparked by trade tensions and global economic uncertainty. The U.S. Federal Reserve Board cut interest rates three times in response to global economic risks, but central bank policymakers signaled a pause in the fourth quarter as economic data improved. Stocks ended the year on a strong note as news of a potential U.S.-China trade deal helped ease trade-related uncertainty. According to the FTSE Russell indices, large-cap stocks outperformed both mid and small caps for the year. Generally, value stocks underperformed growth.

The Portfolio outperformed the Russell 2500TM Value Index. Although the Russell 2500TM Value Index is the overall portfolio benchmark, the Small Cap Value and Mid Cap Value sleeves are managed against the Russell 2000® Value and Russell Midcap Value® indices, respectively.

The Mid Cap Value sleeve outperformed its benchmark, the Russell Midcap® Value Index, for the year. Stock selection in health care lifted relative performance. Stock selection in consumer staples also contributed positively to relative performance. Stock selection in financials detracted.

The Small Cap Value sleeve also outperformed its benchmark, the Russell 2000® Value Index. Stock selection in financials was a strong contributor to relative performance. Stock selection and an overweight in the materials sector also aided relative results. Stock selection in information technology detracted from relative performance.

The overall Portfolio's performance for the year exceeded that of its benchmark, the Russell 2500TM Value Index. Stock selection drove relative outperformance, especially in the financials sector where Compass Diversified Holdings was a top relative contributor. This publicly traded private equity firm reported solid revenue and profitability from its branded consumer businesses. In addition, Compass sold some businesses from its Portfolio, resulting in a strong balance sheet with significantly less leverage. Elsewhere in the Portfolio, Applied Materials was a top contributor. This semiconductor company was a strong performer, as it delivered solid financial results despite an uncertain global economic environment. We believe this semiconductor company remains well positioned, supported by greenfield investments and share gain from its new tool offering.

Despite the strength in Applied Materials, stock selection in the overall information technology sector detracted from relative performance. Sector detractors included data warehousing company Teradata, which suffered earnings volatility. The stock fell further in the fourth quarter after the company lowered earnings guidance due to the trade war, and its CEO was fired. Despite these events, we believe Teradata continues to make progress in transitioning to a subscription business. Communications equipment company Casa Systems, another sector detractor, lagged after some of its customers reduced spending early in the year. It also made a large acquisition that we believe may not have been beneficial to the business. The stock declined further in the fourth quarter after the company reported poor quarterly results.

Current Strategy and Outlook: We follow a stock-specific, valuation-driven strategy. The Portfolio's sector allocation is a result of our bottom-up investment process.

We continue to hold a considerable overweight in financials. According to our metrics, our bank holdings remain, in our view, attractive as valuations have been pressured by low interest rates and a relatively flat interest rate curve. Our Portfolio also has a notable overweight to health care. We have found what we believe to be attractive opportunities in the sector due to increased political rhetoric as well as company-specific issues. The vast majority of our holdings are in two industries: 1) health care equipment and supplies and 2) health care providers and services.

Real estate is a prominent underweight. According to our metrics, we believe that real estate stocks remain expensive relative to their historical valuation and to other areas of the equity market. Therefore, we hold a limited number of higher-quality real estate stocks that offer compelling valuations. Consumer discretionary is also a sector underweight. Most companies in the consumer discretionary sector do not meet our quality criteria. Our metrics also show that valuations throughout the communication services sector are unattractive, and the sector is also a portfolio underweight. Additionally, many stocks in the sector have volatile business models, leading to a wider range of potential outcomes.

Sector Diversification
as of December 31, 2019
(as a percentage of net assets)

Financials	26.4%
Industrials	15.7%
Health Care	9.0%
Information Technology	8.0%
Consumer Discretionary	7.5%
Real Estate	7.1%
Utilities	6.9%
Consumer Staples	5.8%
Materials	4.9%
Energy	4.5%
Exchange-Traded Funds	2.1%
Communication Services	0.8%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%

*  Includes short-term investments and exchange-traded funds.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2019*
(as a percentage of net assets)

iShares Russell Mid-Cap Value ETF	2.1%
Zimmer Biomet Holdings, Inc.	2.0%
Truist Financial Corp.	1.7%
Northern Trust Corp.	1.7%
First Hawaiian, Inc.	1.5%
ProAssurance Corp.	1.4%
Xcel Energy, Inc.	1.4%
Weyerhaeuser Co.	1.3%
Emerson Electric Co.	1.3%
Hubbell, Inc.	1.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	30.17%	8.40%	11.63%
Class I	30.96%	8.94%	12.18%
Class S	30.67%	8.68%	11.91%
Class S2	30.42%	8.51%	11.74%
Russell 2500TM Value Index	23.56%	7.18%	11.25%
S&P SmallCap 600® Value Index	24.54%	8.26%	12.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment

Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® BARON GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Baron Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager and Neal Rosenberg, Portfolio Manager of BAMCO, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio's Class S shares provided a total return of 38.52% compared to the Russell 2000® Growth Index and the Russell 2500TM Growth Index, which returned 28.48% and 32.65%, respectively, for the same period.

Portfolio Specifics: After a steep sell-off in December 2018, the U.S. stock market rebounded in 2019. The rally was fueled in large part by a policy shift at the U.S. Federal Reserve Board, which lowered rates three times in 2019. Better-than-expected corporate earnings also helped buoy investor sentiment. We believe that these headwinds outweighed uncertainty surrounding ongoing trade wars, turmoil in Washington, and fears of a global economic slowdown.

Absolute Performance: Top contributors within the Portfolio included real estate information and marketing services company CoStar Group, Inc., driven by excellent business results. Additionally, shares of MSCI Inc., a leading provider of investment decision support tools, rose in response to positive earnings momentum, an upbeat investor day presentation, and the announcement of a new ten-year contract extension with BlackRock. Shares of simulation software company ANSYS, Inc. rose steadily throughout the year on healthy sales growth. An analyst event held mid-year also boosted investor confidence in the company's growth prospects.

Top detractors within the Portfolio included shares of benefits enrollment platform Benefitfocus, Inc. which were down sharply after revenue growth fell short of Street expectations. We retain conviction, as we believe this is a short-term issue. Additionally, shares of Covetrus, Inc., a newly formed global animal health technology and services company, fell sharply as investors reacted to a first quarter revenue and EBITDA miss and guidance reset. We exited our position.

Relative Performance: The Portfolio was up sharply for the year and outperformed the Russell 2000® Growth Index primarily due to stock selection. Style biases also added value, driven by overexposure to strong performing mid-cap stocks and underexposure to the weak performing earnings variation factor.

Outperformance of investments in financials, industrials, and real estate added the most value. Stock selection in financials contributed almost 675 basis points (6.75%) to relative results, driven by the outperformance of financial exchanges & data companies MSCI, Inc. and Morningstar, Inc. Asset managers Cohen & Steers, Inc. and The Carlyle Group as well as insurers Arch Capital Group Ltd., Kinsale Capital Group, Inc. and Primerica, Inc. also boosted relative results. Strength in industrials came from CoStar Group, Inc. Real Estate holdings outperformed after appreciating more than 36% as group, led by specialized REITs Gaming and Leisure Properties, Inc. and Alexandria Real Estate Equities, Inc.

Information technology investments were the only detractors from relative performance with most of the weakness coming from Benefitfocus, Inc. and syndicated research provider Gartner, Inc.

Current Strategy and Outlook: As long-term investors in what we view as high quality growth stocks, we are always actively looking for what we believe to be good investment ideas. We continue to position the Portfolio to benefit from what we believe to be strong, long-term growth opportunities.

Sector Diversification
as of December 31, 2019
(as a percentage of net assets)

Financials	26.1%
Consumer Discretionary	23.6%
Information Technology	17.1%
Health Care	10.2%
Industrials	9.4%
Real Estate	8.6%
Communication Services	3.9%
Consumer Staples	0.7%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2019
(as a percentage of net assets)

Vail Resorts, Inc.	7.8%
CoStar Group, Inc.	6.6%
Choice Hotels International, Inc.	6.6%
MSCI, Inc. — Class A	6.4%
ANSYS, Inc.	5.0%
Gartner, Inc.	4.7%
Factset Research Systems, Inc.	4.3%
Idexx Laboratories, Inc.	3.8%
Bright Horizons Family Solutions, Inc.	3.6%
Arch Capital Group Ltd.	3.5%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® BARON GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	38.24%	11.47%	14.31%
Class I	38.97%	12.04%	14.89%
Class R6(1)	38.94%	12.04%	14.89%
Class S	38.52%	11.75%	14.60%
Class S2	38.37%	11.59%	14.43%
Russell 2000® Growth Index	28.48%	9.34%	13.01%
Russell 2500TM Growth Index	32.65%	10.84%	14.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Baron Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Contrarian Core Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Guy W. Pope, CFA, Senior Portfolio Manager and Head of Contrarian Core Strategy with Columbia Management Investment Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio's Class S shares provided a total return of 33.06% compared to the Russell 1000® Index, which returned 31.43% for the same period.

Portfolio Specifics: The Portfolio's relative outperformance for the year was largely attributable to strong stock selection in all but a few sectors and positive sector allocation in eight out of 11 sectors as well. Stock selection was most notably positive in information technology, communication services and consumer staples, followed by real estate, energy and financials. The Portfolio's stock selection detracted most in health care and detracted to a much lesser degree in materials and consumer discretionary. While sector allocation is, for the most part, a result of the Portfolio's bottom-up stock selection process, it was nonetheless positive in 2019, with longstanding underweights to utilities and industrials having a positive impact. Underweights to consumer staples and real estate and the overweight to information technology also helped relative performance.

Several of the Portfolio's holdings in information technology performed well in 2019, including our stocks in the payments and financial software industry where consolidation paid off handsomely for First Data Corporation, Fidelity National Information Services, Fiserv and Total System Services. A wide range of other technology holdings performed well throughout the year. Microsoft continues to benefit from all facets of its businesses, but primarily from businesses moving to the cloud. A number of the Portfolio's companies in the very eclectic communications services sector also did well in 2019. Facebook did very well, AT&T was up approximately 45% for the year and Comcast was up approximately 34%.

Energy was the worst performing sector in 2019, up only approximately 11%, and EOG Resources simply lagged with the sector and the general exploration and production area for much of the year. Health care was the most difficult sector for the Portfolio in 2019 — a tough sector from the standpoint of stock selection throughout the year, and Pfizer was down 6.%. Materials was the only other negative sector for the Portfolio overall, and DuPont was the Portfolio's worst-performing stock in the sector, down approximately 14%.

Current Strategy and Outlook: Throughout 2019 we saw slowing economic and earnings growth, increased geopolitical uncertainty, and increased domestic political uncertainty. Factors offsetting slowing growth and political uncertainty included lower interest rates and a strong U.S. consumer. Going into 2020, it would not surprise us to see more volatility in the months ahead as investors grapple with these issues as well as a presidential election now only months away with key primaries coming early in the year. As always, we will look to take advantage of this potential volatility as we deploy our contrarian process that has served us well over the long term.

Sector Diversification
as of December 31, 2019
(as a percentage of net assets)

Information Technology	25.8%
Financials	14.9%
Communication Services	14.2%
Health Care	12.3%
Consumer Discretionary	7.7%
Industrials	7.5%
Energy	5.5%
Consumer Staples	4.5%
Materials	3.2%
Real Estate	1.1%
Utilities	0.8%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2019*
(as a percentage of net assets)

Microsoft Corp.	5.7%
Apple, Inc.	4.9%
Berkshire Hathaway, Inc. — Class B	4.0%
JPMorgan Chase & Co.	3.3%
Citigroup, Inc.	3.0%
Amazon.com, Inc.	2.9%
Medtronic PLC	2.9%
Comcast Corp. — Class A	2.5%
Facebook, Inc. — Class A	2.5%
Mastercard, Inc. — Class A	2.3%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	32.41%	10.13%	11.29%
Class I	33.05%	10.68%	11.85%
Class S	33.06%	10.45%	11.60%
Russell 1000® Index	31.43%	11.48%	13.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Contrarian Core Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to April 30, 2013, the Portfolio was managed by a different sub-adviser.

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Small Cap Value II Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian K. Stadlinger, Ph.D., CFA, and Jarl Ginsberg, CFA, CAIA, Portfolio Managers, of Columbia Management Investment Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio's Class I shares provided a total return of 20.42% compared to the Russell 2000® Value Index, which returned 22.39% for the same period.

Portfolio Specifics: For the year, the Portfolio underperformed the Russell 2000® Value Index. Underperformance was primarily driven by stock selection. Stock selection was strong within healthcare, communication services, and information technology, however selection within materials, financials, real estate, and industrials offset these relative results. Sector allocation modestly added to relative results, helped along by our overweight to information technology (which was the best performing sector in the benchmark by a significant margin), and our underweight to energy.

In general, much of the relative underperformance came during the month of September. During the beginning of September yields rose and there was a sharp spike in the small cap value market. During this time, smaller and more volatile names outperformed. Through our process, we have historically benefited over the long term from avoiding these types of names — even if it meant giving up some upside in the short term.

In terms of specific securities, one of the top contributors to relative performance was our position in industrials company Armstrong World Industries. The company, which designs and manufacturers ceilings and walls, saw its shares rise steadily over the first half of the year as investors rewarded their continued growth and healthy margins.

The biggest detractor from relative performance was our position in Merit Medical Systems. The company, which manufacturers and markets disposable medical devices, reported earnings over the summer that underwhelmed. Results were driven by lower than expected sales from two recent acquisitions by the company. The company had been a steady performer over the past few years and we expect the current earnings dislocation to be rectified by the company.

Current Strategy and Outlook: Our outlook continues to remain cautiously positive. Chief among our concerns continue to be the potential for a prolonged trade conflict, levels of debt, and political dysfunction that could derail pro-growth policy.

Regardless of what transpires, we will continue our longstanding philosophy of bottom-up, fundamental analysis. We continue to look for what we believe to be undervalued companies with strong underlying earnings prospects that are exhibiting evidence of upward inflection. In doing so, we believe we will be able to avoid value traps and deliver strong returns for our clients. As of the end of the quarter, we continue to be overweight technology, materials, and industrials while remaining underweight real estate and financials.

Sector Diversification
as of December 31, 2019
(as a percentage of net assets)

Financials	28.1%
Information Technology	14.0%
Industrials	13.5%
Consumer Discretionary	8.6%
Real Estate	8.2%
Materials	5.6%
Utilities	5.2%
Health Care	5.1%
Energy	4.8%
Consumer Staples	2.9%
Communication Services	2.2%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2019*
(as a percentage of net assets)

TCF Financial Corp.	1.7%
Community Bank System, Inc.	1.7%
First Industrial Realty Trust, Inc.	1.6%
Atlantic Union Bankshares Corp.	1.6%
Independent Bank Corp.	1.5%
Nexstar Media Group, Inc.	1.5%
SYNNEX Corp.	1.4%
MGIC Investment Corp.	1.4%
Sandy Spring Bancorp, Inc.	1.3%
LHC Group, Inc.	1.3%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	19.88%	5.39%	10.08%
Class I	20.42%	5.90%	10.61%
Class R6(1)	20.48%	5.90%	10.61%
Class S	20.21%	5.65%	10.35%
Class S2	19.95%	5.48%	10.17%
Russell 2000® Value Index	22.39%	6.99%	10.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Small Cap Value II Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® INVESCO COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by Kevin Holt, Lead Portfolio Manager, and Devin Armstrong, James Warwick, and Charles DyReyes, each a Portfolio Manager of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio's Class S shares provided a total return of 25.24% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 26.54% and 31.49%, respectively, for the same period.

Portfolio Specifics: For the year ended December 31, 2019, the Portfolio underperformed the Russell 1000® Value Index, the Portfolio's style-specific benchmark. All sectors posted positive returns within the Russell 1000® Value Index. Information technology, industrials and financials were the strongest performing sectors, with energy being the worst performing sector.

Strong stock selection within financials was a large contributor to relative performance within the Portfolio. Citigroup, Bank of America and not owning Berkshire Hathaway were the top relative contributors in the sector. Large banks performed well during the period, as interest rates have stabilized, and investors have benefited from return of capital back to shareholders. Stock selection within industrials also boosted relative performance for the year. Johnson Controls International was a notable contributor as the company beat earnings estimates in the first half of the period. Stock selection within communication services also enhanced relative performance.

The allocation to cash was a large detractor to performance within the Portfolio. This would be expected in a strong equity market. Stock selection within consumer discretionary also detracted from relative performance. Carnival Corp. and Gap Inc. were two of the largest detractors in the sector. An overweight to energy stocks was the largest relative detractor. Energy stocks underperformed during most of the period and was the worst performing sector within the Russell 1000® Value Index. Our long-term view on energy is these companies continue to offer what we believe to be attractive valuations and improving prospects, as management continues to move towards a focus on profitability versus production growth.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were not used for speculative purposes or leverage. The use of currency forward contracts had a slightly negative impact on the Portfolio's performance relative to the Russell 1000® Value Index for the reporting period.

Current Strategy and Outlook: At the close of the reporting period, the Portfolio's financials sector weighting was overweight relative to the Russell 1000® Value Index, as we have a favorable view of large banks. We also maintain a constructive view on the long — term prospects for our energy holdings as believe supply and demand for oil should balance over time. The Portfolio's exposure to each sector has a higher beta than the benchmark. Therefore, we believe that the Portfolio should be more sensitive to broad moves within these sectors for the foreseeable future.

Sector Diversification
as of December 31, 2019
(as a percentage of net assets)

Financials	30.2%
Energy	15.8%
Health Care	11.2%
Industrials	8.5%
Information Technology	8.1%
Consumer Staples	6.8%
Consumer Discretionary	5.9%
Communication Services	5.5%
Materials	3.2%
Utilities	0.5%
Assets in Excess of Other Liabilities*	4.3%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2019*
(as a percentage of net assets)

Citigroup, Inc.	5.3%
Bank of America Corp.	5.1%
JPMorgan Chase & Co.	3.5%
Philip Morris International, Inc.	2.7%
Chevron Corp.	2.2%
Suncor Energy, Inc.	2.1%
Anthem, Inc.	2.1%
Morgan Stanley	2.0%
BP PLC ADR	2.0%
General Motors Co.	2.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® INVESCO COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	24.86%	7.14%	10.64%
Class I	25.51%	7.68%	11.19%
Class S	25.24%	7.41%	10.92%
Russell 1000® Value Index	26.54%	8.29%	11.80%
S&P 500® Index	31.49%	11.70%	13.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment

Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Equity and Income Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed* by Brian Jurkash, Co-lead Portfolio Manager, Matthew Titus, Co-lead Portfolio Manager, Sergio Marcheli and Chuck Burge, Portfolio Managers of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio's Class S shares provided a total return of 19.80% compared to the Russell 1000® Value Index, Bloomberg Barclays U.S. Government/Credit Index and the 60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Government/Credit Index, which returned 26.54%, 9.71% and 19.87%, respectively, for the same period.

Portfolio Specifics: For the year ended December 31, 2019, before fees and expenses, the Portfolio outperformed the 60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Government/Credit Index. Net of fees and expenses, the Portfolio underperformed the 60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Government/Credit Index for the year.

The equities sleeve outperformed the Russell 1000® Value Index for the year.

Stock selection in consumer discretionary was a negative contributor of underperformance, due largely to Capri Holdings and Carnival Corporation. Capri's Michael Kors brand has suffered from declining sales, and the company reduced its outlook for the brand in 2020. Shares of cruise operator Carnival sold off after the company reported profit declines and a weaker outlook for the full year.

Security selection in information technology, materials and industrials also detracted from performance. Within materials, The Mosaic Company was a key detractor. The company announced plans to reduce phosphate production, which is intended to benefit the company long term, but has the potential to negatively affect short-term earnings.

Stock selection in financials, particularly banks, was the largest positive contributor to the Portfolio's relative return. Following a sharp selloff in the fourth quarter of 2018, banks rebounded in the first quarter of 2019, and performed well throughout the year as revenues have generally improved and companies continue to return capital to shareholders through stock buybacks and increased dividends.

Health care was another contributor, and Celgene performed well. The company was acquired by Bristol Meyers Squibb at a significant premium, and shares of the acquisition target rose sharply following the announcement.

The Portfolio's non-equity sleeve consisting of high-grade bonds, convertibles and cash outperformed the Bloomberg Barclays U.S. Government/Credit Index. Although the bonds suffered from relatively low duration in a falling interest rate environment and the cash allocation was a drag on returns in strong markets, this was more than offset by the sleeve's allocation to convertibles, which provided returns similar to equities.

The Portfolio held currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Portfolio. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Portfolio's relative performance for the year.

Current Strategy and Outlook: During the fiscal year, within the equity portion of the Portfolio, the team reduced relative overweights in financials and energy, and increased exposure to consumer staples, communication services and materials. At the end of the year, the Portfolio's largest equity overweight exposures relative to the Russell 1000® Value Index were in the information technology, health care and financials sectors, while the largest underweight exposures were in the real estate, utilities and communication services sectors.

Sector Diversification
as of December 31, 2019
(as a percentage of net assets)

Financials	24.6%
Health Care	10.3%
U.S. Treasury Notes	9.6%
Energy	8.2%
Information Technology	6.6%
Communications	5.5%
Consumer Discretionary	5.4%
Industrials	5.3%
Consumer Staples	4.9%
Consumer, Non-cyclical	4.7%
Technology	2.9%
Materials	2.6%
Communication Services	2.5%
Utilities	1.8%
Consumer, Cyclical	1.4%
U.S. Treasury Bonds	0.7%
Basic Materials	0.1%
Federal National Mortgage Association	0.1%
Municipal Bonds	0.0%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2019*
(as a percentage of net assets)

United States Treasury Note, 1.625%, 12/15/22	3.8%
United States Treasury Note, 1.625%, 12/31/21	3.1%
United States Treasury Note, 1.750%, 12/31/24	2.4%
Johnson & Johnson	2.3%
Bank of America Corp.	2.1%
Philip Morris International, Inc.	2.0%
Citigroup, Inc.	1.9%
American International Group, Inc.	1.8%
Morgan Stanley	1.7%
General Motors Co.	1.6%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective December 31, 2019, Thomas B. Bastian was removed as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	19.50%	5.83%	8.25%
Class I	20.10%	6.37%	8.79%
Class S	19.80%	6.10%	8.52%
Class S2	19.63%	5.96%	8.37%
Russell 1000® Value Index	26.54%	8.29%	11.80%
Bloomberg Barclays U.S. Government/Credit Index	9.71%	3.23%	3.96%
60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Government/Credit Index	19.87%	6.46%	8.85%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment

Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Oppenheimer Global Portfolio* (the "Portfolio") seeks capital appreciation. The Portfolio is managed by John Delano, CFA. Vice President and Portfolio Manager** of Invesco Advisers, Inc. ("Invesco") — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio's Class S shares provided a total return of 31.44% compared to the MSCI All Country World IndexSM (the "Index"), which returned 26.60% for the same period.

Portfolio Specifics: For the reporting period, the Portfolio outperformed the Index. Our positions outperformed 9 of the 11 economic sectors within the Index. The exceptions were our holdings in information technology and consumer staples. Within each, our stock selection was largely the determining factor, though neither was significant.

The top individual positions that contributed to our results were: LVMH Moet Hennessy Louis Vuitton SE, the French luxury company which continues to thrive, Airbus SE, which competes with Boeing and has benefited from Boeing's recent 737 max woes, and Facebook, Inc..

Even in a good year, things don't always go as well as hoped for and this year was no exception. Our top three detractors from performance this year were Baidu Inc, the Chinese version of Google, which we sold during the year after a series of problems led us to conclude, in our view, that the management team was not as capable as necessary. Elsewhere our holding of Farfetch Ltd, an online luxury goods business, disappointed. It has been challenged by heavy discounting in the brick and mortar retail business, however, we continue to hold it. The third meaningful detractor was Bayerische Motoren Werke Akitiengesellschaft, otherwise known as BMW, the car maker. BMW like many other car makers around the world has been challenged by weakness in new car demand. We reduced our position in the company during the year, though it remains a minor holding.

Current Strategy and Outlook: Our thematic, long-term investment style leads us towards what we believe to be quality businesses with sustainability of both enterprise and advantaged position. We hope to buy these at prices that do not fully reflect their future value, usually because the current understanding of that value by the market is misestimated for a reason that is temporary. Unpopularity is a price we are willing to incur for a while. Additionally, it has been our experience that competitively advantaged companies in ascendant industries can create economic value that can go on for decades. This is why we think and behave with a long-term focus.

Geographic Diversification
as of December 31, 2019
(as a percentage of net assets)

United States	49.2%
Japan	14.2%
France	7.8%
Germany	6.0%
India	4.5%
Netherlands	4.1%
United Kingdom	3.8%
Sweden	2.4%
China	1.9%
Spain	1.7%
Countries between 0.2%-1.4%^	2.2%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 3 countries, which each represents 0.2%-1.4% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2019
(as a percentage of net assets)

Alphabet, Inc. — Class A	7.2%
LVMH Moet Hennessy Louis Vuitton SE	4.3%
Airbus SE	4.1%
S&P Global, Inc.	3.6%
Adobe, Inc.	3.6%
Facebook, Inc. — Class A	3.5%
Intuit, Inc.	3.2%
SAP SE	2.9%
Anthem, Inc.	2.8%
Kering SA	2.7%

Portfolio holdings are subject to change daily.

*  Effective May 24, 2019, Invesco finalized an acquisition (the "Transaction") of OppenheimerFunds, Inc. ("Oppenheimer"). Prior to May 24, 2019, Oppenheimer was owned by Massachusetts Mutual Life Insurance Company. The Transaction resulted in a change of control of Oppenheimer and therefore an assignment, as such term is defined for purposes of the Investment Company Act of 1940, as amended, which triggered the automatic termination of the Portfolio's sub-advisory agreement previously in place with Oppenheimer. Effective May 24, 2019, Voya Investments, LLC, the Portfolio's investment adviser, entered into a new sub-advisory agreement with Invesco Advisers, Inc., a direct subsidiary of Invesco Ltd., on the same terms, compensation structure and with the same portfolio management teams as were in place under the Portfolio's agreement with Oppenheimer. Effective June 27, 2019, the name of the Portfolio was changed to "VY® Invesco Oppenheimer Global Portfolio."

**  Effective March 31, 2019, Rajeev Bhaman was removed as a portfolio manager of the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	31.10%	9.69%	10.09%
Class I	31.80%	10.26%	10.65%
Class S	31.44%	9.97%	10.37%
Class S2	31.26%	9.81%	10.20%
MSCI All Country World IndexSM	26.60%	8.41%	8.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Oppenheimer Global Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to June 27, 2019, the Portfolio was managed by a different sub-adviser.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon and Lawrence Playford, CFA, Managing Directors and Portfolio Managers* of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio's Class S shares provided a total return of 26.21% compared to the Russell Midcap® Value Index (the "Index" or "Russell Midcap® Value"), which returned 27.06% for the same period.

Portfolio Specifics: Net of fees and expenses, the Portfolio underperformed the Russell Midcap® Value Index during the year. Gross of those fees and expenses, the Portfolio outperformed the Russell Midcap® Value Index for the year. The Portfolio benefited from positive stock selection in materials, as our more conservative approach in combination with an underweight exposure proved beneficial in navigating this turbulent area of the marketplace. Stock selection in utilities was also a contributor while stock selection in consumer discretionary and energy detracted from Portfolio results.

Strong stock selection in utilities, especially from the Portfolio's positioning in WEC Energy, contributed the most to performance. As the interest rate outlook is exceedingly murky, we believe high quality regulated utilities with strong management teams and stable, predictable earnings growth patterns merit a spot in the Portfolio. Importantly, WEC operates in favorable regulatory jurisdictions and is poised to benefit from renewable energy trends moving forward.

The top stock-specific detractor for the year was EQT Corp. The macroeconomic environment was particularly difficult for natural gas producers as supply is elevated while demand remains low against the backdrop of mild weather, which has depressed share prices for EQT Corp. As such, we believe the consolidated positioning reflects quality companies with the right assets and disciplined management teams that are more inclined towards shareholder returns. The new management team led by Toby Rice has rebased expectations and appears to be making the right moves in executing a turnaround, in our view. At this point, in our opinion, the valuation remains sufficiently attractive and we're comfortable enough with the new management team to warrant a continued position in the Portfolio.

Current Strategy and Outlook: Financials still represent what we believe to be an attractive opportunity as the combination of undemanding valuations, solid earnings growth and underappreciated capital return potential remains compelling. We continue to take profits within information technology as solid outperformance has left valuations a bit stretched, in our view. We've trimmed REITs and utilities for the same reason. While the consumer has been challenging to navigate, we're on the lookout for brands that can be competitively positioned in the omni-channel world. The inherent volatility and cyclicality of industrials, materials, and energy make it difficult for us to find companies meeting our investment criteria; we'd note that these sectors represent an increasingly large allocation in the Russell Midcap® Value Index (~25%), which explains the relative underweight position.

Sector Diversification
as of December 31, 2019
(as a percentage of net assets)

Financials	21.8%
Real Estate	14.1%
Consumer Discretionary	12.0%
Utilities	10.9%
Industrials	8.8%
Information Technology	6.7%
Health Care	6.6%
Energy	5.4%
Materials	4.8%
Consumer Staples	3.9%
Communication Services	2.9%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2019*
(as a percentage of net assets)

Xcel Energy, Inc.	2.2%
WEC Energy Group, Inc.	2.1%
CMS Energy Corp.	2.0%
Loews Corp.	1.9%
M&T Bank Corp.	1.9%
Diamondback Energy, Inc.	1.7%
Williams Cos., Inc.	1.6%
T. Rowe Price Group, Inc.	1.6%
Sempra Energy	1.6%
Autozone, Inc.	1.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective February 12, 2019, Gloria Fu was removed as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	25.81%	6.71%	12.00%
Class I	26.46%	7.25%	12.57%
Class S	26.21%	6.98%	12.28%
Class S2	25.96%	6.82%	12.11%
Russell Midcap® Value	27.06%	7.62%	12.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Mid Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment

Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters, Vice President, and Donald J. Easley, CFA, Vice President, Portfolio Managers of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio's Class S shares provided a total return of 36.88% compared to the S&P MidCap 400® Index and the Russell Midcap® Growth Index, which returned 26.20% and 35.47%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the Russell Midcap Growth® Index for the reporting period. Broadly speaking, stock selection drove relative outperformance.

Information technology benefited relative results, due to stock selection. Shares of e-commerce platform Shopify continued to drive higher over the period as investors rewarded stable revenue trends, a large and growing total addressable market, and a long growth runway. The company is in the early stages of expanding internationally and accumulating traction with its Shopify Plus offering for high-volume merchants. The introduction of the Shopify Fulfillment Network at the company's Unite conference analyst day highlights Shopify's dedication to improving and streamlining the warehousing and shipping process for merchants while enabling the company to capture additional economies around the fulfillment process.

Security selection and an underweight allocation in communication services supported relative performance.

Stock choices, such as Aptiv and Grubhub, in the consumer discretionary sector also boosted relative results.

Conversely, energy hindered relative results, due to security selection. Our small allocation to Permian producer Centennial Resources weighed on relative performance as shares trended persistently downward over the period. Our thesis, which included a bet on former EOG Resources CEO Mark Papa, came into question as the management team remains, in our view, overly optimistic on the outlook for oil prices and continues to add debt that would weigh on the stock in a lower oil price environment or economic downturn.

Stock choices, such as Iron Mountain and CubeSmart, within real estate also detracted from relative returns.

Current Strategy and Outlook: At a recent press briefing in New York, T. Rowe Price managers observed that the long duration of the current bull market is not a particular concern, in their opinion. Rather than dying of old age, in our view, bull markets often succumb to one of four ills: an economic downturn, regulatory or policy uncertainty, U.S. Federal Reserve Board ("Fed") policy errors, or valuation excess. On balance, we believe that current signals suggest slightly positive returns for the market in 2020, with a highly accommodative Fed likely to offset significant volatility caused by the regulatory and political environment. Nevertheless, in our opinion, the possibility of extreme outcomes in either a negative or positive direction appears higher than in recent years.

Sector Diversification
as of December 31, 2019
(as a percentage of net assets)

Information Technology	32.4%
Industrials	17.8%
Consumer Discretionary	14.8%
Health Care	14.5%
Financials	7.3%
Materials	3.6%
Consumer Staples	3.1%
Communication Services	2.6%
Real Estate	1.8%
Energy	1.4%
Utilities	0.6%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2019*
(as a percentage of net assets)

Global Payments, Inc.	1.7%
Fiserv, Inc.	1.1%
Burlington Stores, Inc.	1.1%
Dollar General Corp.	1.0%
Microchip Technology, Inc.	1.0%
Hilton Worldwide Holdings, Inc.	0.9%
Amphenol Corp.	0.9%
KLA Corp.	0.9%
L3Harris Technologies, Inc.	0.9%
Lam Research Corp.	0.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	36.56%	12.10%	14.14%
Class I	37.20%	12.67%	14.71%
Class R6(1)	37.31%	12.71%	14.73%
Class S	36.88%	12.39%	14.43%
Class S2	36.69%	12.21%	14.26%
S&P MidCap 400® Index	26.20%	9.03%	12.72%
Russell Midcap® Growth Index	35.47%	11.60%	14.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term growth through investments in stocks. The Portfolio is managed by Joseph B. Fath, Vice President and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio's Class I shares, provided a total return of 30.83% compared to the S&P 500® Index and the Russell 1000® Growth Index, which returned 31.49% and 36.39%, respectively, for the same period.

Portfolio Specifics: Gross of fees and expenses, the Portfolio performed in line with the S&P 500® Index for the reporting period. Sector allocation was positive, while stock selection was negative. Energy was the leading relative contributor, due to an underweight position against the S&P 500® Index. Information technology also bolstered relative results, owing to a beneficial overweight, although weak security selection partially offset the impact. Conversely, financials was the most significant detractor from relative returns primarily on stock selection. Industrials and business services also weighed on relative performance, due to stock choices.

The energy sector was the strongest relative performer during the period. We continue to maintain a minimal exposure to the energy sector on the view that global oversupply persists.

Financials was the largest relative detractor. Shares of TD Ameritrade underperformed over the past year due to unfavorable interest rate cuts by the U.S. Federal Reserve Board ("Fed") and fee pressure among online brokers that eventually pressured the company to drop its trading commissions to zero. TD Ameritrade boasts a defensible, capital-light, and scalable model with what we believe to be attractive operating margins that we feel should drive organic growth and return value to shareholders without taking on credit or balance sheet risk.

Current Strategy and Outlook: At a recent press briefing in New York, T. Rowe Price managers observed that the long duration of the current bull market is not a particular concern. Rather than dying of old age, in our view, bull markets often succumb to one of four ills: an economic downturn, regulatory or policy uncertainty, Fed policy errors, or valuation excess. On balance, we believe current signals suggest slightly positive returns for the market in 2020, with a highly accommodative Fed likely to offset significant volatility caused by the regulatory and political environment. Nevertheless, in our opinion, the possibility of extreme outcomes in either a negative or positive direction appears higher than in recent years.

Sector Diversification
as of December 31, 2019
(as a percentage of net assets)

Information Technology	34.6%
Consumer Discretionary	19.4%
Communication Services	19.5%
Health Care	12.2%
Industrials	8.7%
Financials	2.2%
Utilities	1.4%
Energy	0.7%
Materials	0.6%
Consumer Staples	0.5%
Real Estate	0.0%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2019
(as a percentage of net assets)

Amazon.com, Inc.	6.4%
Microsoft Corp.	6.1%
Facebook, Inc. — Class A	5.7%
Apple, Inc.	4.6%
Visa, Inc. — Class A	3.8%
Mastercard, Inc. — Class A	3.4%
Alphabet, Inc. — Class A	3.2%
Alphabet, Inc. — Class C	3.1%
Alibaba Group Holding Ltd. ADR	3.0%
Boeing Co.	2.7%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	30.15%	13.65%	14.42%
Class I	30.83%	14.22%	15.00%
Class S	30.47%	13.94%	14.71%
Class S2	30.27%	13.77%	14.54%
S&P 500® Index	31.49%	11.70%	13.56%
Russell 1000® Growth Index	36.39%	14.63%	15.22%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Growth Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment

Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
Voya Global Bond Portfolio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Class ADV	$1,000.00	$1,008.30	1.16%	$5.87	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	1,010.90	0.66	3.35	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,009.60	0.91	4.61	1,000.00	1,020.62	0.91	4.63
Voya International High Dividend Low Volatility Portfolio
Class ADV	$1,000.00	$1,054.60	1.26%	$6.53	$1,000.00	$1,018.85	1.26%	$6.41
Class I	1,000.00	1,057.90	0.76	3.94	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	1,055.80	1.01	5.23	1,000.00	1,020.11	1.01	5.14
Class S2	1,000.00	1,055.20	1.16	6.01	1,000.00	1,019.36	1.16	5.90
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,096.90	1.34%	$7.08	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,099.30	0.84	4.44	1,000.00	1,020.97	0.84	4.28
Class S	1,000.00	1,098.70	1.09	5.77	1,000.00	1,019.71	1.09	5.55
Class S2	1,000.00	1,097.70	1.24	6.56	1,000.00	1,018.95	1.24	6.31

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® Baron Growth Portfolio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Class ADV	$1,000.00	$1,077.80	1.49%	$7.80	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	1,080.60	0.99	5.19	1,000.00	1,020.21	0.99	5.04
Class R6	1,000.00	1,080.60	0.99	5.19	1,000.00	1,020.21	0.99	5.04
Class S	1,000.00	1,078.90	1.24	6.50	1,000.00	1,018.95	1.24	6.31
Class S2	1,000.00	1,078.40	1.39	7.28	1,000.00	1,018.20	1.39	7.07
VY® Columbia Contrarian Core Portfolio
Class ADV	$1,000.00	$1,110.70	1.23%	$6.54	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,113.50	0.73	3.89	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,114.60	0.96	5.12	1,000.00	1,020.37	0.96	4.89
VY® Columbia Small Cap Value II Portfolio
Class ADV	$1,000.00	$1,039.50	1.38%	$7.09	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	1,041.10	0.88	4.53	1,000.00	1,020.77	0.88	4.48
Class R6	1,000.00	1,041.10	0.88	4.53	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	1,040.40	1.13	5.81	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	1,039.20	1.28	6.58	1,000.00	1,018.75	1.28	6.51
VY® Invesco Comstock Portfolio
Class ADV	$1,000.00	$1,087.30	1.23%	$6.47	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,090.20	0.73	3.85	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,088.90	0.98	5.16	1,000.00	1,020.27	0.98	4.99
VY® Invesco Equity and Income Portfolio
Class ADV	$1,000.00	$1,060.00	1.14%	$5.92	$1,000.00	$1,019.46	1.14%	$5.80
Class I	1,000.00	1,062.60	0.64	3.33	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,061.40	0.89	4.62	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,060.50	1.02	5.30	1,000.00	1,020.06	1.02	5.19
VY® Invesco Oppenheimer Global Portfolio
Class ADV	$1,000.00	$1,081.50	1.25%	$6.56	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,084.80	0.75	3.94	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,083.00	1.00	5.25	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	1,082.10	1.15	6.04	1,000.00	1,019.41	1.15	5.85
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,066.90	1.39%	$7.24	$1,000.00	$1,018.20	1.39%	$7.07
Class I	1,000.00	1,069.60	0.89	4.64	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,068.50	1.14	5.94	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	1,067.20	1.29	6.72	1,000.00	1,018.70	1.29	6.56

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Class ADV	$1,000.00	$1,071.70	1.27%	$6.63	$1,000.00	$1,018.80	1.27%	$6.46
Class I	1,000.00	1,074.30	0.77	4.03	1,000.00	1,021.32	0.77	3.92
Class R6	1,000.00	1,075.10	0.77	4.03	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	1,073.50	1.02	5.33	1,000.00	1,020.06	1.02	5.19
Class S2	1,000.00	1,072.20	1.17	6.11	1,000.00	1,019.31	1.17	5.96
VY® T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$1,084.40	1.21%	$6.36	$1,000.00	$1,019.11	1.21%	$6.16
Class I	1,000.00	1,087.30	0.71	3.74	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,085.80	0.96	5.05	1,000.00	1,020.37	0.96	4.89
Class S2	1,000.00	1,085.00	1.11	5.83	1,000.00	1,019.61	1.11	5.65

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Directors
Voya Partners, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio (formerly VY® Templeton Foreign Equity Portfolio), VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Oppenheimer Global Portfolio (formerly VY® Oppenheimer Global Portfolio), VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, and VY® T. Rowe Price Growth Equity Portfolio (the Funds), each a series of Voya Partners, Inc., including the summary portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 26, 2020

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019

	Voya Global Bond Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
ASSETS:
Investments in securities at fair value+*	$160,615,434	$472,703,547	$376,111,911	$515,230,709
Investments in affiliated underlying funds at fair value**	38,709,816	—	—	—
Short-term investments at fair value***	6,116,320	3,512,449	12,003,280	1,869,679
Cash	18,109	180,121	—	—
Cash collateral for futures	894,336	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	1,631,000	—	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	20,000	—	—	—
Foreign currencies at value****	114,221	—	126,913	2
Receivables:
Investment securities sold	—	1,219,235	—	852,500
Investment securities and currencies sold	—	—	1,224,803	—
Fund shares sold	323,081	3,034,640	97,051	177,635
Dividends	860	820,681	809,766	246,546
Interest	1,160,819	380	—	—
Foreign tax reclaims	5,299	1,136,447	4,340	—
Unrealized appreciation on forward foreign currency contracts	1,589,016	—	2,326	—
Variation margin receivable on centrally cleared swaps	147,853	—	—	—
Prepaid expenses	1,474	3,565	2,495	5,254
Reimbursement due from manager	—	—	42,134	—
Receivable due from manager	—	—	—	81,963
Other assets	13,160	49,610	11,535	31,792
Total assets	211,360,798	482,660,675	390,436,554	518,496,080
LIABILITIES:
Payable for investment securities purchased	—	117,206	—	—
Payable for investment securities and currencies purchased	—	—	1,183,270	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	4,207,465	—	—	—
Payable for fund shares redeemed	158,638	117,048	900,061	748,836
Payable for foreign cash collateral for futures*****	136,949	—	—	—
Payable upon receipt of securities loaned	4,199,320	3,512,449	6,809,732	—
Unrealized depreciation on forward foreign currency contracts	790,727	—	193,818	—
Unrealized depreciation on forward premium swaptions	1,061	—	—	—
Unrealized depreciation on OTC swap agreements	37,156	—	—	—
Cash received as collateral for OTC derivatives (Note 2)	300,000	—	—	—
Payable for investment management fees	101,489	241,546	294,260	545,974
Payable for distribution and shareholder service fees	16,130	77,531	66,555	127,974
Payable to custodian due to foreign currency overdraft******	—	211	—	—
Payable to directors under the deferred compensation plan (Note 6)	13,160	49,610	11,535	31,792
Payable for directors fees	1,015	2,406	1,800	3,877
Other accrued expenses and liabilities	56,870	260,194	97,907	119,555
Written options, at fair value^	2,276	—	—	—
Total liabilities	10,022,256	4,378,201	9,558,938	1,578,008
NET ASSETS	$201,338,542	$478,282,474	$380,877,616	$516,918,072
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$202,278,066	$387,563,418	$341,674,405	$148,553,951
Total distributable earnings (loss)	(939,524)	90,719,056	39,203,211	368,364,121
NET ASSETS	$201,338,542	$478,282,474	$380,877,616	$516,918,072
+ Including securities loaned at value	$4,108,691	$3,339,558	$6,654,164	$—
* Cost of investments in securities	$157,090,389	$444,212,633	$336,781,707	$143,789,138
** Cost of investments in affiliated underlying funds	$40,499,130	$—	$—	$—
*** Cost of short-term investments	$6,116,320	$3,512,449	$12,003,280	$1,869,679
**** Cost of foreign currencies	$113,409	$—	$126,913	$2
***** Cost of foreign currency overdraft	$—	$209	$—	$—
****** Cost of payable for foreign cash collateral for futures	$136,949	$—	$—	$—
^ Premiums received on written options	$64,400	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019 (CONTINUED)

	Voya Global Bond Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
Class ADV:
Net assets	$21,660,653	$29,899,831	$108,459,697	$105,270,881
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,035,623	2,631,704	9,751,882	5,385,845
Net asset value and redemption price per share	$10.64	$11.36	$11.12	$19.55
Class I:
Net assets	$146,354,454	$139,862,369	$175,916,865	$147,370,005
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,509,381	12,174,303	14,671,861	6,250,930
Net asset value and redemption price per share	$10.83	$11.49	$11.99	$23.58
Class R6:
Net assets	n/a	n/a	n/a	$33,763,506
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	1,430,829
Net asset value and redemption price per share	n/a	n/a	n/a	$23.60
Class S:
Net assets	$33,323,435	$308,131,540	$93,230,458	$228,140,575
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,079,806	26,997,203	7,909,635	10,536,716
Net asset value and redemption price per share	$10.82	$11.41	$11.79	$21.65
Class S2:
Net assets	n/a	$388,734	$3,270,596	$2,373,105
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	33,755	294,117	119,221
Net asset value and redemption price per share	n/a	$11.52	$11.12	$19.91

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$49,540,799	$157,032,300	$295,176,758	$1,294,334,588
Short-term investments at fair value**	1,198,041	3,086,638	16,137,897	66,587,066
Cash	—	—	3,304,824	2,284,419
Foreign currencies at value***	—	—	609	447,665
Receivables:
Investment securities sold	273,355	—	—	—
Fund shares sold	9,953	374,068	70,236	232,666
Dividends	100,379	266,644	508,984	1,180,265
Interest	136	—	77	2,512,308
Foreign tax reclaims	—	—	85,438	283,492
Other	—	154,006	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	70,049	15,088
Prepaid expenses	1,927	1,241	3,553	9,825
Reimbursement due from manager	72,945	—	—	13,232
Receivable due from manager	27,523	—	66,631	—
Other assets	13,436	8,831	23,235	80,610
Total assets	51,238,494	160,923,728	315,448,291	1,367,981,224
LIABILITIES:
Payable for investment securities purchased	—	277,735	—	69,524
Payable for fund shares redeemed	220,725	562,726	495,237	290,107
Payable upon receipt of securities loaned	—	—	5,606,719	33,057,900
Unrealized depreciation on forward foreign currency contracts	—	—	539,282	1,272,367
Payable for investment management fees	124,934	110,757	221,990	704,339
Payable for distribution and shareholder service fees	38,878	30,273	45,470	224,751
Payable to directors under the deferred compensation plan (Note 6)	13,436	8,831	23,235	80,610
Payable for directors fees	1,323	830	2,293	6,712
Other accrued expenses and liabilities	56,363	42,382	127,072	330,384
Total liabilities	455,659	1,033,534	7,061,298	36,036,694
NET ASSETS	$50,782,835	$159,890,194	$308,386,993	$1,331,944,530
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$35,488,866	$129,679,904	$261,678,172	$1,124,384,872
Total distributable earnings	15,293,969	30,210,290	46,708,821	207,559,658
NET ASSETS	$50,782,835	$159,890,194	$308,386,993	$1,331,944,530
+ Including securities loaned at value	$—	$—	$5,481,878	$32,254,718
* Cost of investments in securities	$39,859,994	$132,960,402	$251,735,557	$1,138,981,147
** Cost of short-term investments	$1,198,041	$3,086,638	$16,137,897	$66,587,066
*** Cost of foreign currencies	$—	$—	$608	$441,632
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019 (CONTINUED)

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
Class ADV:
Net assets	$23,960,989	$25,615,473	$31,201,957	$44,825,442
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,462,610	1,701,357	1,834,069	1,033,756
Net asset value and redemption price per share	$16.38	$15.06	$17.01	$43.36
Class I:
Net assets	$8,547,637	$36,201,034	$203,509,825	$484,839,363
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	483,629	2,312,706	11,837,903	10,997,898
Net asset value and redemption price per share	$17.67	$15.65	$17.19	$44.08
Class R6:
Net assets	n/a	$6,701,284	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	427,837	n/a	n/a
Net asset value and redemption price per share	n/a	$15.66	n/a	n/a
Class S:
Net assets	$18,274,209	$89,701,867	$73,675,211	$473,464,769
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,063,681	5,758,566	4,288,245	10,813,239
Net asset value and redemption price per share	$17.18	$15.58	$17.18	$43.79
Class S2:
Net assets	n/a	$1,670,536	n/a	$328,814,956
Shares authorized	n/a	100,000,000	n/a	100,000,000
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	111,211	n/a	7,623,201
Net asset value and redemption price per share	n/a	$15.02	n/a	$43.13

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019

	VY® Invesco Oppenheimer Global Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$1,500,614,237	$433,130,905	$1,158,599,495	$1,664,574,817
Short-term investments at fair value**	83,043,049	10,773,663	97,330,978	69,628,839
Cash	—	—	502,756	2,904,602
Foreign currencies at value***	—	—	—	14,221
Receivables:
Investment securities sold	—	723,660	—	567,409
Investment securities and currencies sold	3,370,330	—	—	—
Fund shares sold	11,230	48,434	26,453	277,406
Dividends	285,405	910,787	1,039,923	599,212
Interest	27	—	309	1,825
Foreign tax reclaims	1,723,425	—	—	—
Other	—	120,447	—	—
Prepaid expenses	10,463	3,204	7,036	13,091
Receivable due from manager	—	—	—	27,110
Other assets	72,327	20,214	39,615	64,781
Total assets	1,589,130,493	445,731,314	1,257,546,565	1,738,673,313
LIABILITIES:
Payable for investment securities purchased	—	—	312	2,545,752
Payable for investment securities and currencies purchased	834,899	—	—	—
Payable for fund shares redeemed	2,589,741	369,689	601,281	2,936,000
Payable upon receipt of securities loaned	49,668,469	2,266,832	96,821,637	64,308,606
Payable for investment management fees	907,549	316,281	721,827	1,046,251
Payable for distribution and shareholder service fees	92,829	80,532	49,880	175,307
Payable to directors under the deferred compensation plan (Note 6)	72,327	20,214	39,615	64,781
Payable for directors fees	7,357	2,206	5,354	9,390
Payable for Indian capital gains tax	280,257	—	—	—
Other accrued expenses and liabilities	357,283	87,347	119,975	238,250
Total liabilities	54,810,711	3,143,101	98,359,881	71,324,337
NET ASSETS	$1,534,319,782	$442,588,213	$1,159,186,684	$1,667,348,976
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$719,901,929	$296,483,194	$674,257,461	$1,137,941,752
Total distributable earnings	814,417,853	146,105,019	484,929,223	529,407,224
NET ASSETS	$1,534,319,782	$442,588,213	$1,159,186,684	$1,667,348,976
+ Including securities loaned at value	$48,407,183	$2,216,769	$94,606,399	$62,884,969
* Cost of investments in securities	$737,812,311	$315,650,941	$768,979,235	$1,198,114,746
** Cost of short-term investments	$83,043,049	$10,773,663	$97,330,978	$69,628,839
*** Cost of foreign currencies	$—	$—	$—	$14,140

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019 (CONTINUED)

	VY® Invesco Oppenheimer Global Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Class ADV:
Net assets	$123,466,783	$89,967,146	$90,526,280	$302,258,374
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,705,626	5,245,998	8,226,413	4,204,102
Net asset value and redemption price per share	$18.41	$17.15	$11.00	$71.90
Class I:
Net assets	$1,225,196,536	$150,534,879	$985,212,844	$1,290,657,097
Shares authorized	250,000,000	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	62,973,408	8,495,376	78,791,983	15,850,613
Net asset value and redemption price per share	$19.46	$17.72	$12.50	$81.43
Class R6:
Net assets	n/a	n/a	$30,761,136	n/a
Shares authorized	n/a	n/a	100,000,000	n/a
Par value	n/a	n/a	$0.001	n/a
Shares outstanding	n/a	n/a	2,458,913	n/a
Net asset value and redemption price per share	n/a	n/a	$12.51	n/a
Class S:
Net assets	$181,045,322	$200,303,894	$47,100,785	$65,359,239
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,755,812	11,442,584	3,949,086	851,090
Net asset value and redemption price per share	$18.56	$17.51	$11.93	$76.79
Class S2:
Net assets	$4,611,141	$1,782,294	$5,585,639	$9,074,266
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	257,685	104,211	503,927	123,504
Net asset value and redemption price per share	$17.89	$17.10	$11.08	$73.47

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019

	Voya Global Bond Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$58,219	$17,236,877	$8,271,440	$8,605,428
Dividends from affiliated underlying funds	1,883,778	—	—	—
Interest, net of foreign taxes withheld*	5,625,726	52,188	50	—
Securities lending income, net	34,067	102,557	132,302	—
Total investment income	7,601,790	17,391,622	8,403,792	8,605,428
EXPENSES:
Investment management fees	1,218,378	3,376,318	3,906,097	7,366,647
Distribution and shareholder service fees:
Class ADV	109,013	152,570	516,797	493,356
Class S	87,657	779,699	221,353	1,271,013
Class S2	—	1,505	12,999	8,697
Transfer agent fees	321	1,026	1,249	1,377
Shareholder reporting expense	24,999	61,550	37,595	64,428
Professional fees	21,913	50,705	32,485	52,855
Custody and accounting expense	59,690	195,895	142,192	79,480
Directors fees	8,122	19,250	14,404	31,017
Shareholder Notification cost (Note 6)	—	92,750	—	—
Miscellaneous expense	11,898	29,882	26,593	23,499
Interest expense	1,364	1,581	—	17,975
Total expenses	1,543,355	4,762,731	4,911,764	9,410,344
Waived and reimbursed fees	(6,193)	(192,434)	(1,118,006)	—
Brokerage commission recapture	—	(9,033)	—	—
Net expenses	1,537,162	4,561,264	3,793,758	9,410,344
Net investment income (loss)	6,064,628	12,830,358	4,610,034	(804,916)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indonesian and Colombian capital gains tax withheld^)	2,431,903	52,049,265	(13,750)	282,762,810
Sale of affiliated underlying funds	(936,339)	—	—	—
Forward foreign currency contracts	(2,321,527)	(516,949)	363,607	—
Foreign currency related transactions	218,156	148,674	(10,032)	7,087
Futures	1,405,763	—	—	—
Swaps	(285,358)	—	—	—
Written options	450,158	—	—	—
Net realized gain	962,756	51,680,990	339,825	282,769,897
Net change in unrealized appreciation (depreciation) on:
Investments	6,287,147	9,074,619	88,788,525	(40,754,154)
Affiliated underlying funds	4,676,668	—	—	—
Forward foreign currency contracts	176,540	—	(75,365)	—
Foreign currency related transactions	(118,781)	14,601	1,153	—
Futures	(339,323)	—	—	—
Swaps	(3,929,267)	—	—	—
Written options	1,586,596	—	—	—
Net change in unrealized appreciation (depreciation)	8,339,580	9,089,220	88,714,313	(40,754,154)
Net realized and unrealized gain	9,302,336	60,770,210	89,054,138	242,015,743
Increase in net assets resulting from operations	$15,366,964	$73,600,568	$93,664,172	$241,210,827
* Foreign taxes withheld	$4,621	$1,671,173	$70,163	$—
^ Foreign taxes on sale of Indonesian and Colombian investments	$16,305	$25,558	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,964,178	$2,743,121	$13,000,206	$23,441,741
Interest	192	—	301	11,438,901
Securities lending income, net	—	—	18,706	132,838
Total investment income	4,964,370	2,743,121	13,019,213	35,013,480
EXPENSES:
Investment management fees	2,382,304	1,410,684	3,209,654	8,538,822
Distribution and shareholder service fees:
Class ADV	114,462	140,275	150,353	221,716
Class S	585,359	233,989	559,643	1,202,807
Class S2	—	9,685	—	1,334,024
Transfer agent fees	627	640	1,170	2,023
Shareholder reporting expense	27,542	22,850	39,160	124,634
Professional fees	23,177	18,038	42,705	93,996
Custody and accounting expense	38,807	27,594	94,860	165,390
Directors fees	10,588	6,639	18,341	53,697
Miscellaneous expense	14,940	15,333	27,347	62,622
Interest expense	410	—	458	215
Total expenses	3,198,216	1,885,727	4,143,691	11,799,946
Waived and reimbursed fees	(612,215)	(47,144)	(88,423)	(485,274)
Brokerage commission recapture	(14,239)	(5,181)	(2,452)	(2,828)
Net expenses	2,571,762	1,833,402	4,052,816	11,311,844
Net investment income	2,392,608	909,719	8,966,397	23,701,636
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	73,142,134	5,242,199	58,420,506	55,180,583
Forward foreign currency contracts	—	—	451,647	584,543
Foreign currency related transactions	—	—	100,477	3,222
Net realized gain	73,142,134	5,242,199	58,972,630	55,768,348
Net change in unrealized appreciation (depreciation) on:
Investments	(4,370,814)	24,150,957	36,532,316	164,211,167
Forward foreign currency contracts	—	—	(395,948)	(1,136,767)
Foreign currency related transactions	—	—	4,890	19,543
Net change in unrealized appreciation (depreciation)	(4,370,814)	24,150,957	36,141,258	163,093,943
Net realized and unrealized gain	68,771,320	29,393,156	95,113,888	218,862,291
Increase in net assets resulting from operations	$71,163,928	$30,302,875	$104,080,285	$242,563,927
* Foreign taxes withheld	$19,952	$8,040	$220,077	$349,194

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019

	VY® Invesco Oppenheimer Global Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$21,942,113	$9,227,464	$10,428,688	$14,520,393
Interest	174	—	1,002	14,225
Securities lending income, net	328,784	13,323	160,329	140,422
Total investment income	22,271,071	9,240,787	10,590,019	14,675,040
EXPENSES:
Investment management fees	10,298,792	3,750,481	7,923,769	13,145,605
Distribution and shareholder service fees:
Class ADV	572,431	439,239	394,831	1,399,186
Class S	452,330	499,833	114,841	861,745
Class S2	18,153	7,581	20,654	38,321
Transfer agent fees	2,515	896	1,617	2,926
Shareholder reporting expense	145,600	41,975	89,450	153,266
Professional fees	123,977	34,584	74,883	120,889
Custody and accounting expense	307,787	53,239	118,121	187,439
Directors fees	58,850	17,649	42,831	75,118
Miscellaneous expense	77,283	18,622	39,603	73,458
Interest expense	1,238	240	1,148	1,940
Total expenses	12,058,956	4,864,339	8,821,748	16,059,893
Waived and reimbursed fees	—	—	—	(356,498)
Brokerage commission recapture	—	(3,750)	(55)	—
Net expenses	12,058,956	4,860,589	8,821,693	15,703,395
Net investment income (loss)	10,212,115	4,380,198	1,768,326	(1,028,355)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	53,178,684	29,243,363	96,946,314	276,185,559
Forward foreign currency contracts	(50,738)	—	—	—
Foreign currency related transactions	(53,238)	—	—	9,509
Net realized gain	53,074,708	29,243,363	96,946,314	276,195,068
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	335,757,568	68,257,947	223,091,270	209,834,711
Foreign currency related transactions	(24,137)	—	—	157
Net change in unrealized appreciation (depreciation)	335,733,431	68,257,947	223,091,270	209,834,868
Net realized and unrealized gain	388,808,139	97,501,310	320,037,584	486,029,936
Increase in net assets resulting from operations	$399,020,254	$101,881,508	$321,805,910	$485,001,581
* Foreign taxes withheld	$1,643,961	$—	$—	$80,074
# Foreign taxes accrued on Indian investments	$280,257	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Portfolio		Voya International High Dividend Low Volatility Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$6,064,628	$6,813,827	$12,830,358	$8,990,733
Net realized gain (loss)	962,756	(5,154,958)	51,680,990	39,105,623
Net change in unrealized appreciation (depreciation)	8,339,580	(6,303,437)	9,089,220	(134,006,113)
Increase (decrease) in net assets resulting from operations	15,366,964	(4,644,568)	73,600,568	(85,909,757)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(898,537)	(769,925)	(2,960,724)	(573,585)
Class I	(6,738,560)	(5,803,370)	(13,951,881)	(3,467,151)
Class S	(1,515,590)	(1,366,597)	(31,143,088)	(6,719,064)
Class S2	—	—	(34,369)	(2,851)
Total distributions	(9,152,687)	(7,939,892)	(48,090,062)	(10,762,651)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,863,585	15,122,844	11,733,829	18,768,528
Reinvestment of distributions	9,152,687	7,939,892	48,090,062	10,762,651
	20,016,272	23,062,736	59,823,891	29,531,179
Cost of shares redeemed	(29,375,489)	(34,417,143)	(81,887,305)	(85,626,571)
Net decrease in net assets resulting from capital share transactions	(9,359,217)	(11,354,407)	(22,063,414)	(56,095,392)
Net increase (decrease) in net assets	(3,144,940)	(23,938,867)	3,447,092	(152,767,800)
NET ASSETS:
Beginning of year or period	204,483,482	228,422,349	474,835,382	627,603,182
End of year or period	$201,338,542	$204,483,482	$478,282,474	$474,835,382

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® American Century Small-Mid Cap Value Portfolio		VY® Baron Growth Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income (loss)	$4,610,034	$3,927,997	$(804,916)	$(452,012)
Net realized gain	339,825	34,841,089	282,769,897	68,149,880
Net change in unrealized appreciation (depreciation)	88,714,313	(92,265,050)	(40,754,154)	(79,072,995)
Increase (decrease) in net assets resulting from operations	93,664,172	(53,495,964)	241,210,827	(11,375,127)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(11,753,088)	(12,531,586)	(46,984,247)	(9,617,517)
Class I	(18,296,197)	(18,924,313)	(58,663,771)	(12,799,676)
Class R6	—	—	(13,079,032)	(1,297,132)
Class S	(9,783,372)	(11,088,373)	(228,177,414)	(51,924,632)
Class S2	(345,747)	(448,005)	(1,039,818)	(234,454)
Return of capital:
Class ADV	—	—	(509,515)	—
Class I	—	—	(634,679)	—
Class R6	—	—	(143,215)	—
Class S	—	—	(2,467,257)	—
Class S2	—	—	(11,255)	—
Total distributions	(40,178,404)	(42,992,277)	(351,710,203)	(75,873,411)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	38,939,041	59,400,575	58,899,565	86,703,502
Reinvestment of distributions	40,178,404	42,992,277	351,710,203	75,873,411
	79,117,445	102,392,852	410,609,768	162,576,913
Cost of shares redeemed	(68,264,768)	(66,783,280)	(452,379,993)	(165,703,704)
Net increase (decrease) in net assets resulting from capital share transactions	10,852,677	35,609,572	(41,770,225)	(3,126,791)
Net increase (decrease) in net assets	64,338,445	(60,878,669)	(152,269,601)	(90,375,329)
NET ASSETS:
Beginning of year or period	316,539,171	377,417,840	669,187,673	759,563,002
End of year or period	$380,877,616	$316,539,171	$516,918,072	$669,187,673

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Columbia Contrarian Core Portfolio		VY® Columbia Small Cap Value II Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$2,392,608	$2,538,545	$909,719	$565,067
Net realized gain	73,142,134	31,116,313	5,242,199	20,249,835
Net change in unrealized appreciation (depreciation)	(4,370,814)	(57,899,017)	24,150,957	(54,637,824)
Increase (decrease) in net assets resulting from operations	71,163,928	(24,244,159)	30,302,875	(33,822,922)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(8,811,227)	(2,909,173)	(3,495,796)	(3,708,442)
Class I	(2,960,790)	(1,071,961)	(4,571,559)	(4,664,883)
Class R6	—	—	(773,170)	(669,195)
Class S	(90,737,866)	(28,941,556)	(11,647,424)	(12,004,777)
Class S2	—	—	(344,194)	(368,284)
Total distributions	(102,509,883)	(32,922,690)	(20,832,143)	(21,415,581)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,469,896	5,769,940	11,984,852	24,634,720
Reinvestment of distributions	102,509,883	32,922,690	20,832,143	21,415,581
	105,979,779	38,692,630	32,816,995	46,050,301
Cost of shares redeemed	(275,123,114)	(54,892,340)	(41,062,450)	(45,851,085)
Net increase (decrease) in net assets resulting from capital share transactions	(169,143,335)	(16,199,710)	(8,245,455)	199,216
Net increase (decrease) in net assets	(200,489,290)	(73,366,559)	1,225,277	(55,039,287)
NET ASSETS:
Beginning of year or period	251,272,125	324,638,684	158,664,917	213,704,204
End of year or period	$50,782,835	$251,272,125	$159,890,194	$158,664,917

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Comstock Portfolio		VY® Invesco Equity and Income Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$8,966,397	$8,030,430	$23,701,636	$26,345,545
Net realized gain	58,972,630	42,920,467	55,768,348	75,191,935
Net change in unrealized appreciation (depreciation)	36,141,258	(113,328,174)	163,093,943	(241,086,245)
Increase (decrease) in net assets resulting from operations	104,080,285	(62,377,277)	242,563,927	(139,548,765)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(6,879,165)	(343,478)	(3,049,060)	(3,961,563)
Class I	(44,729,596)	(3,805,062)	(34,708,723)	(44,057,761)
Class S	(52,190,119)	(3,279,768)	(33,844,478)	(42,757,248)
Class S2	—	—	(23,339,231)	(29,253,116)
Total distributions	(103,798,880)	(7,428,308)	(94,941,492)	(120,029,688)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,938,266	129,215,150	13,778,245	17,173,506
Reinvestment of distributions	103,798,880	7,428,308	94,941,492	120,029,688
	133,737,146	136,643,458	108,719,737	137,203,194
Cost of shares redeemed	(288,332,436)	(102,854,056)	(221,494,026)	(256,974,933)
Net increase (decrease) in net assets resulting from capital share transactions	(154,595,290)	33,789,402	(112,774,289)	(119,771,739)
Net increase (decrease) in net assets	(154,313,885)	(36,016,183)	34,848,146	(379,350,192)
NET ASSETS:
Beginning of year or period	462,700,878	498,717,061	1,297,096,384	1,676,446,576
End of year or period	$308,386,993	$462,700,878	$1,331,944,530	$1,297,096,384

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Oppenheimer Global Portfolio		VY® JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$10,212,115	$10,921,163	$4,380,198	$5,523,023
Net realized gain	53,074,708	253,555,506	29,243,363	54,383,439
Net change in unrealized appreciation (depreciation)	335,733,431	(467,680,242)	68,257,947	(116,778,313)
Increase (decrease) in net assets resulting from operations	399,020,254	(203,203,573)	101,881,508	(56,871,851)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(20,072,596)	(9,769,648)	(11,709,923)	(8,727,492)
Class I	(201,831,773)	(106,189,185)	(20,246,539)	(16,991,070)
Class S	(32,134,460)	(17,292,594)	(26,438,369)	(21,524,896)
Class S2	(850,475)	(380,527)	(249,114)	(247,852)
Total distributions	(254,889,304)	(133,631,954)	(58,643,945)	(47,491,310)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,243,212	53,037,519	10,238,127	20,875,714
Reinvestment of distributions	254,889,304	133,631,954	58,643,945	47,491,310
	279,132,516	186,669,473	68,882,072	68,367,024
Cost of shares redeemed	(223,633,534)	(262,406,375)	(83,935,610)	(120,615,767)
Net increase (decrease) in net assets resulting from capital share transactions	55,498,982	(75,736,902)	(15,053,538)	(52,248,743)
Net increase (decrease) in net assets	199,629,932	(412,572,429)	28,184,025	(156,611,904)
NET ASSETS:
Beginning of year or period	1,334,689,850	1,747,262,279	414,404,188	571,016,092
End of year or period	$1,534,319,782	$1,334,689,850	$442,588,213	$414,404,188

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio		VY® T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income (loss)	$1,768,326	$3,184,925	$(1,028,355)	$2,631,363
Net realized gain	96,946,314	110,954,170	276,195,068	209,220,291
Net change in unrealized appreciation (depreciation)	223,091,270	(139,167,658)	209,834,868	(227,279,367)
Increase (decrease) in net assets resulting from operations	321,805,910	(25,028,563)	485,001,581	(15,427,713)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(9,332,153)	(7,077,906)	(68,035,018)	(45,353,718)
Class I	(95,912,625)	(84,724,065)	(271,933,502)	(195,495,575)
Class R6	(2,445,270)	(1,316,053)	—	—
Class S	(4,957,916)	(5,077,125)	(79,114,269)	(65,810,841)
Class S2	(597,820)	(452,699)	(2,161,210)	(1,626,233)
Total distributions	(113,245,784)	(98,647,848)	(421,243,999)	(308,286,367)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	64,775,614	37,754,869	107,592,876	284,145,955
Reinvestment of distributions	113,245,784	98,647,848	421,243,999	308,286,367
	178,021,398	136,402,717	528,836,875	592,432,322
Cost of shares redeemed	(114,398,729)	(136,060,334)	(595,638,461)	(337,400,591)
Net increase (decrease) in net assets resulting from capital share transactions	63,622,669	342,383	(66,801,586)	255,031,731
Net increase (decrease) in net assets	272,182,795	(123,334,028)	(3,044,004)	(68,682,349)
NET ASSETS:
Beginning of year or period	887,003,889	1,010,337,917	1,670,392,980	1,739,075,329
End of year or period	$1,159,186,684	$887,003,889	$1,667,348,976	$1,670,392,980

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
Voya Global Bond Portfolio
Class ADV
12-31-19	10.33	0.27	•	0.48	0.75	0.44	—	—
12-31-18	10.94	0.29	•	(0.55)	(0.26)	0.35	—	—
12-31-17	10.24	0.26	•	0.66	0.92	0.22	—	—
12-31-16	9.81	0.24	•	0.33	0.57	0.06	—	0.08
12-31-15	10.31	0.26	•	(0.76)	(0.50)	—	—	—
Class I
12-31-19	10.51	0.33	•	0.49	0.82	0.50	—	—
12-31-18	11.14	0.35	•	(0.57)	(0.22)	0.41	—	—
12-31-17	10.42	0.32	•	0.68	1.00	0.28	—	—
12-31-16	9.97	0.30	•	0.33	0.63	0.10	—	0.08
12-31-15	10.42	0.32	•	(0.77)	(0.45)	—	—	—
Class S
12-31-19	10.50	0.31	•	0.48	0.79	0.47	—	—
12-31-18	11.12	0.32	•	(0.56)	(0.24)	0.38	—	—
12-31-17	10.41	0.30	•	0.66	0.96	0.25	—	—
12-31-16	9.97	0.27		0.33	0.60	0.08	—	0.08
12-31-15	10.44	0.29	•	(0.76)	(0.47)	—	—	—
Voya International High Dividend Low Volatility Portfolio
Class ADV
12-31-19	10.88	0.27	•	1.38	1.65	0.19	0.98	—
12-31-18	13.06	0.16	•	(2.13)	(1.97)	0.21	—	—
12-31-17	10.90	0.19		2.16	2.35	0.19	—	—
12-31-16	11.08	0.20	•	(0.07)	0.13	0.31	—	—
12-31-15	11.91	0.21	•	(0.63)	(0.42)	0.41	—	—
Class I
12-31-19	11.00	0.33	•	1.40	1.73	0.26	0.98	—
12-31-18	13.21	0.23	•	(2.17)	(1.94)	0.27	—	—
12-31-17	11.01	0.25	•	2.20	2.45	0.25	—	—
12-31-16	11.20	0.25	•	(0.06)	0.19	0.38	—	—
12-31-15	12.04	0.28	•	(0.64)	(0.36)	0.48	—	—
Class S
12-31-19	10.93	0.30	•	1.38	1.68	0.22	0.98	—
12-31-18	13.12	0.19	•	(2.15)	(1.96)	0.23	—	—
12-31-17	10.94	0.22	•	2.18	2.40	0.22	—	—
12-31-16	11.12	0.22	•	(0.05)	0.17	0.35	—	—
12-31-15	11.95	0.25	•	(0.64)	(0.39)	0.44	—	—
Class S2
12-31-19	10.99	0.27	•	1.41	1.68	0.17	0.98	—
12-31-18	13.05	0.18	•	(2.16)	(1.98)	0.08	—	—
12-31-17	10.86	0.19	•	2.18	2.37	0.18	—	—
12-31-16	11.06	0.22		(0.08)	0.14	0.34	—	—
12-31-15	11.90	0.23	•	(0.63)	(0.40)	0.44	—	—
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-19	9.64	0.11		2.66	2.77	0.12	1.17	—
12-31-18	12.66	0.09		(1.67)	(1.58)	0.10	1.34	—
12-31-17	12.03	0.11		1.16	1.27	0.12	0.52	—
12-31-16	10.80	0.08		2.34	2.42	0.14	1.05	—
12-31-15	13.82	0.08		(0.27)	(0.19)	0.19	2.64	—

						Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Bond Portfolio
Class ADV
12-31-19	0.44	—	10.64	7.36		1.16	1.16	1.16	2.58	21,661	228
12-31-18	0.35	—	10.33	(2.40)		1.17	1.15	1.15	2.71	22,161	119
12-31-17	0.22	—	10.94	9.05		1.17	1.10	1.10	2.48	24,922	127
12-31-16	0.14	—	10.24	5.82		1.16	1.10	1.10	2.27	24,365	214
12-31-15	—	—	9.81	(4.85)		1.15	1.10	1.10	2.58	26,374	335
Class I
12-31-19	0.50	—	10.83	7.90		0.66	0.66	0.66	3.08	146,354	228
12-31-18	0.41	—	10.51	(2.01)		0.67	0.65	0.65	3.21	146,473	119
12-31-17	0.28	—	11.14	9.67		0.67	0.60	0.60	2.98	161,715	127
12-31-16	0.18	—	10.42	6.30		0.66	0.60	0.60	2.78	163,397	214
12-31-15	—	—	9.97	(4.32)		0.65	0.60	0.60	3.08	168,739	335
Class S
12-31-19	0.47	—	10.82	7.64		0.91	0.91	0.91	2.83	33,323	228
12-31-18	0.38	—	10.50	(2.17)		0.92	0.90	0.90	2.97	35,849	119
12-31-17	0.25	—	11.12	9.31		0.92	0.85	0.85	2.73	41,785	127
12-31-16	0.16	—	10.41	6.03		0.91	0.85	0.85	2.53	40,635	214
12-31-15	—	—	9.97	(4.50)		0.90	0.85	0.85	2.83	43,169	335
Voya International High Dividend Low Volatility Portfolio
Class ADV
12-31-19	1.17	—	11.36	16.13		1.30	1.26	1.25	2.36	29,900	143
12-31-18	0.21	—	10.88	(15.32)		1.47	1.40	1.40	1.26	30,149	16
12-31-17	0.19	—	13.06	21.66	(a)	1.46	1.40	1.40	1.50	37,898	14
12-31-16	0.31	—	10.90	1.33		1.46	1.41	1.41	1.84	31,937	15
12-31-15	0.41	—	11.08	(3.83	)(b)	1.45	1.43	1.43	1.76	35,751	10
Class I
12-31-19	1.24	—	11.49	16.75		0.80	0.76	0.75	2.86	139,862	143
12-31-18	0.27	—	11.00	(14.95)		0.97	0.90	0.90	1.77	135,229	16
12-31-17	0.25	—	13.21	22.35	(a)	0.96	0.90	0.90	2.00	183,905	14
12-31-16	0.38	—	11.01	1.85		0.96	0.91	0.91	2.33	170,231	15
12-31-15	0.48	—	11.20	(3.34	)(b)	0.95	0.93	0.93	2.29	186,602	10
Class S
12-31-19	1.20	—	11.41	16.40		1.05	1.01	1.00	2.61	308,132	143
12-31-18	0.23	—	10.93	(15.15)		1.22	1.15	1.15	1.52	309,059	16
12-31-17	0.22	—	13.12	22.00	(a)	1.21	1.15	1.15	1.76	404,801	14
12-31-16	0.35	—	10.94	1.63		1.21	1.16	1.16	2.09	423,390	15
12-31-15	0.44	—	11.12	(3.57	)(b)	1.20	1.18	1.18	2.03	497,824	10
Class S2
12-31-19	1.15	—	11.52	16.28		1.20	1.16	1.15	2.39	389	143
12-31-18	0.08	—	10.99	(15.26)		1.37	1.30	1.30	1.41	397	16
12-31-17	0.18	—	13.05	21.90	(a)	1.36	1.30	1.30	1.57	999	14
12-31-16	0.34	—	10.86	1.39		1.39	1.31	1.31	1.94	2,321	15
12-31-15	0.44	—	11.06	(3.72	)(b)	1.45	1.33	1.33	1.88	2,510	10
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-19	1.29	—	11.12	30.17		1.66	1.34	1.34	0.99	108,460	52
12-31-18	1.44	—	9.64	(14.49)		1.65	1.36	1.36	0.77	91,283	76
12-31-17	0.64	—	12.66	10.90		1.65	1.36	1.36	0.95	115,235	57
12-31-16	1.19	—	12.03	23.69		1.65	1.36	1.36	0.78	101,948	68
12-31-15	2.83	—	10.80	(1.97)		1.66	1.36	1.36	0.72	79,901	71
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® American Century Small-Mid Cap Value Portfolio (continued)
Class I
12-31-19	10.30	0.17		2.87	3.04	0.18	1.17	—
12-31-18	13.44	0.17	•	(1.81)	(1.64)	0.16	1.34	—
12-31-17	12.72	0.19	•	1.22	1.41	0.17	0.52	—
12-31-16	11.35	0.15	•	2.47	2.62	0.20	1.05	—
12-31-15	14.40	0.16	•	(0.31)	(0.15)	0.26	2.64	—
Class S
12-31-19	10.14	0.15		2.81	2.96	0.14	1.17	—
12-31-18	13.25	0.13	•	(1.77)	(1.64)	0.13	1.34	—
12-31-17	12.56	0.16		1.19	1.35	0.14	0.52	—
12-31-16	11.22	0.11		2.44	2.55	0.16	1.05	—
12-31-15	14.25	0.13	•	(0.30)	(0.17)	0.22	2.64	—
Class S2
12-31-19	9.62	0.12	•	2.67	2.79	0.12	1.17	—
12-31-18	12.64	0.10	•	(1.67)	(1.57)	0.11	1.34	—
12-31-17	12.01	0.12	•	1.15	1.27	0.12	0.52	—
12-31-16	10.78	0.09		2.35	2.44	0.16	1.05	—
12-31-15	13.79	0.11	•	(0.30)	(0.19)	0.18	2.64	—
VY® Baron Growth Portfolio
Class ADV
12-31-19	24.63	(0.07)		9.03	8.96	—	13.89	0.15
12-31-18	27.88	(0.09)		0.00 *	(0.09)	—	3.16	—
12-31-17	24.82	(0.10	)•	6.72	6.62	0.16	3.40	—
12-31-16	26.58	(0.11)		1.50	1.39	—	3.15	—
12-31-15	30.35	(0.16)		(1.23)	(1.39)	0.02	2.36	—
Class I
12-31-19	27.41	0.01		10.20	10.21	—	13.89	0.15
12-31-18	30.58	0.05		(0.06)	(0.01)	—	3.16	—
12-31-17	26.92	0.03	•	7.34	7.37	0.31	3.40	—
12-31-16	28.45	0.04		1.58	1.62	—	3.15	—
12-31-15	32.31	(0.01)		(1.31)	(1.32)	0.18	2.36	—
Class R6
12-31-19	27.43	0.04		10.17	10.21	—	13.89	0.15
12-31-18	30.59	0.06		(0.06)	0.00 *	—	3.16	—
12-31-17	26.93	0.13	•	7.24	7.37	0.31	3.40	—
05-03-16(5)-12-31-16	28.86	0.23	•	0.99	1.22	—	3.15	—
Class S
12-31-19	26.10	(0.03	)•	9.62	9.59	—	13.89	0.15
12-31-18	29.31	(0.02)		(0.03)	(0.05)	—	3.16	—
12-31-17	25.93	(0.04	)•	7.05	7.01	0.23	3.40	—
12-31-16	27.57	(0.05)		1.56	1.51	—	3.15	—
12-31-15	31.39	(0.08)		(1.29)	(1.37)	0.09	2.36	—
Class S2
12-31-19	24.87	(0.45	)•	9.53	9.08	—	13.89	0.15
12-31-18	28.10	(0.08)		0.01	(0.07)	—	3.16	—
12-31-17	24.92	(0.09	)•	6.78	6.69	0.11	3.40	—
12-31-16	26.65	(0.10	)•	1.52	1.42	—	3.15	—
12-31-15	30.43	(0.13)		(1.24)	(1.37)	0.05	2.36	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® American Century Small-Mid Cap Value Portfolio (continued)
Class I
12-31-19	1.35	—	11.99	30.96	1.16	0.84	0.84	1.49	175,917	52
12-31-18	1.50	—	10.30	(14.15)	1.15	0.86	0.86	1.30	142,379	76
12-31-17	0.69	—	13.44	11.44	1.15	0.86	0.86	1.44	151,054	57
12-31-16	1.25	—	12.72	24.38	1.15	0.86	0.86	1.28	156,657	68
12-31-15	2.90	—	11.35	(1.54)	1.16	0.86	0.86	1.21	115,279	71
Class S
12-31-19	1.31	—	11.79	30.67	1.41	1.09	1.09	1.24	93,230	52
12-31-18	1.47	—	10.14	(14.34)	1.40	1.11	1.11	1.02	79,986	76
12-31-17	0.66	—	13.25	11.12	1.40	1.11	1.11	1.20	106,501	57
12-31-16	1.21	—	12.56	24.06	1.40	1.11	1.11	1.03	99,089	68
12-31-15	2.86	—	11.22	(1.74)	1.41	1.11	1.11	0.96	78,646	71
Class S2
12-31-19	1.29	—	11.12	30.42	1.56	1.24	1.24	1.07	3,271	52
12-31-18	1.45	—	9.62	(14.48)	1.55	1.26	1.26	0.84	2,891	76
12-31-17	0.64	—	12.64	10.96	1.55	1.26	1.26	1.01	4,627	57
12-31-16	1.21	—	12.01	23.92	1.58	1.26	1.26	0.90	4,881	68
12-31-15	2.82	—	10.78	(1.91)	1.66	1.26	1.26	0.85	3,573	71
VY® Baron Growth Portfolio
Class ADV
12-31-19	14.04	—	19.55	38.24	1.49	1.49	1.49	(0.40)	105,271	23
12-31-18	3.16	—	24.63	(2.15)	1.49	1.49	1.49	(0.32)	82,126	4
12-31-17	3.56	—	27.88	27.86	1.49	1.49	1.49	(0.38)	88,499	3
12-31-16	3.15	—	24.82	5.06	1.48	1.48	1.48	(0.41)	77,655	4
12-31-15	2.38	—	26.58	(5.27)	1.49	1.49	1.49	(0.54)	90,914	5
Class I
12-31-19	14.04	—	23.58	38.97	0.99	0.99	0.99	0.04	147,370	23
12-31-18	3.16	—	27.41	(1.68)	0.99	0.99	0.99	0.17	118,743	4
12-31-17	3.71	—	30.58	28.52	0.99	0.99	0.99	0.11	145,389	3
12-31-16	3.15	—	26.92	5.57	0.98	0.98	0.98	0.12	150,672	4
12-31-15	2.54	—	28.45	(4.75)	0.99	0.99	0.99	(0.04)	193,601	5
Class R6
12-31-19	14.04	—	23.60	38.94	0.99	0.99	0.99	0.20	33,764	23
12-31-18	3.16	—	27.43	(1.64)	0.99	0.99	0.99	0.23	15,007	4
12-31-17	3.71	—	30.59	28.51	0.99	0.99	0.99	0.43	11,442	3
05-03-16(5)-12-31-16	3.15	—	26.93	4.10	0.98	0.98	0.98	1.39	879	4
Class S
12-31-19	14.04	—	21.65	38.52	1.24	1.24	1.24	(0.10)	228,141	23
12-31-18	3.16	—	26.10	(1.89)	1.24	1.24	1.24	(0.08)	451,687	4
12-31-17	3.63	—	29.31	28.20	1.24	1.24	1.24	(0.13)	512,397	3
12-31-16	3.15	—	25.93	5.33	1.23	1.23	1.23	(0.17)	478,020	4
12-31-15	2.45	—	27.57	(5.03)	1.24	1.24	1.24	(0.29)	559,237	5
Class S2
12-31-19	14.04	—	19.91	38.37	1.39	1.39	1.39	(1.58)	2,373	23
12-31-18	3.16	—	24.87	(2.05)	1.39	1.39	1.39	(0.25)	1,625	4
12-31-17	3.51	—	28.10	28.02	1.39	1.39	1.39	(0.32)	1,835	3
12-31-16	3.15	—	24.92	5.17	1.42	1.38	1.38	(0.38)	2,609	4
12-31-15	2.41	—	26.65	(5.17)	1.49	1.39	1.39	(0.44)	5,696	5

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-19	18.94	0.13	•	5.51	5.64	0.29	7.91	—
12-31-18	23.40	0.14	•	(1.97)	(1.83)	0.15	2.48	—
12-31-17	20.66	0.13		4.17	4.30	0.20	1.36	—
12-31-16	21.73	0.15	•	1.55	1.70	0.74	2.03	—
12-31-15	24.00	0.12	•	0.58	0.70	0.18	2.79	—
Class I
12-31-19	20.01	0.25	•	5.84	6.09	0.52	7.91	—
12-31-18	24.58	0.26	•	(2.07)	(1.81)	0.28	2.48	—
12-31-17	21.61	0.25	•	4.37	4.62	0.29	1.36	—
12-31-16	22.59	0.27	•	1.62	1.89	0.84	2.03	—
12-31-15	24.82	0.24	•	0.60	0.84	0.28	2.79	—
Class S
12-31-19	19.56	0.20	•	5.73	5.93	0.40	7.91	—
12-31-18	24.08	0.20	•	(2.03)	(1.83)	0.21	2.48	—
12-31-17	21.21	0.19	•	4.27	4.46	0.23	1.36	—
12-31-16	22.21	0.21	•	1.59	1.80	0.77	2.03	—
12-31-15	24.45	0.18	•	0.58	0.76	0.21	2.79	—
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-19	14.42	0.05		2.67	2.72	0.01	2.07	—
12-31-18	19.57	0.00	*	(3.06)	(3.06)	0.00 *	2.09	—
12-31-17	18.50	0.00	*•	1.89	1.89	0.03	0.79	—
12-31-16	15.67	0.01		3.55	3.56	0.01	0.72	—
12-31-15	16.23	0.00	*	(0.52)	(0.52)	0.04	—	—
Class I
12-31-19	14.94	0.13		2.76	2.89	0.11	2.07	—
12-31-18	20.20	0.10	•	(3.16)	(3.06)	0.11	2.09	—
12-31-17	19.05	0.10	•	1.95	2.05	0.11	0.79	—
12-31-16	16.12	0.10		3.64	3.74	0.09	0.72	—
12-31-15	16.67	0.09		(0.54)	(0.45)	0.10	—	—
Class R6
12-31-19	14.94	0.12		2.78	2.90	0.11	2.07	—
12-31-18	20.21	0.09		(3.16)	(3.07)	0.11	2.09	—
12-31-17	19.06	0.13	•	1.92	2.05	0.11	0.79	—
05-03-16(5)-12-31-16	16.28	0.19	•	3.40	3.59	0.09	0.72	—
Class S
12-31-19	14.86	0.09		2.76	2.85	0.06	2.07	—
12-31-18	20.10	0.05		(3.15)	(3.10)	0.05	2.09	—
12-31-17	18.96	0.05	•	1.94	1.99	0.06	0.79	—
12-31-16	16.04	0.06		3.63	3.69	0.05	0.72	—
12-31-15	16.58	0.05		(0.54)	(0.49)	0.05	—	—
Class S2
12-31-19	14.40	0.05	•	2.67	2.72	0.03	2.07	—
12-31-18	19.52	0.02		(3.05)	(3.03)	—	2.09	—
12-31-17	18.44	0.01	•	1.90	1.91	0.04	0.79	—
12-31-16	15.62	0.03		3.54	3.57	0.03	0.72	—
12-31-15	16.20	0.02	•	(0.53)	(0.51)	0.07	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-19	8.20	—	16.38	32.41	1.46	1.23	1.23	0.64	23,961	45
12-31-18	2.63	—	18.94	(9.23)	1.44	1.22	1.21	0.61	21,088	64
12-31-17	1.56	—	23.40	21.32	1.44	1.21	1.20	0.58	29,515	45
12-31-16	2.77	—	20.66	8.12	1.44	1.20	1.19	0.71	25,432	53
12-31-15	2.97	—	21.73	2.75	1.44	1.18	1.17	0.51	22,738	65
Class I
12-31-19	8.43	—	17.67	33.05	0.96	0.73	0.73	1.14	8,548	45
12-31-18	2.76	—	20.01	(8.77)	0.94	0.72	0.71	1.11	7,982	64
12-31-17	1.65	—	24.58	21.96	0.94	0.71	0.70	1.08	10,099	45
12-31-16	2.87	—	21.61	8.64	0.94	0.70	0.69	1.21	10,629	53
12-31-15	3.07	—	22.59	3.25	0.94	0.68	0.67	1.01	10,628	65
Class S
12-31-19	8.31	—	17.18	33.06	1.19	0.96	0.96	0.92	18,274	45
12-31-18	2.69	—	19.56	(8.99)	1.19	0.97	0.96	0.86	222,203	64
12-31-17	1.59	—	24.08	21.58	1.19	0.96	0.95	0.83	285,025	45
12-31-16	2.80	—	21.21	8.41	1.19	0.95	0.94	0.96	289,864	53
12-31-15	3.00	—	22.21	2.98	1.19	0.93	0.92	0.76	304,352	65
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-19	2.08	—	15.06	19.88	1.41	1.38	1.37	0.27	25,615	25
12-31-18	2.09	—	14.42	(17.96)	1.40	1.37	1.36	0.02	27,725	41
12-31-17	0.82	—	19.57	10.65	1.40	1.37	1.36	0.01	37,004	44
12-31-16	0.73	—	18.50	23.41	1.39	1.36	1.34	0.10	36,304	61
12-31-15	0.04	—	15.67	(3.21)	1.39	1.36	1.35	0.00 *	27,978	53
Class I
12-31-19	2.18	—	15.65	20.42	0.91	0.88	0.87	0.79	36,201	25
12-31-18	2.20	—	14.94	(17.53)	0.90	0.87	0.86	0.53	33,887	41
12-31-17	0.90	—	20.20	11.21	0.90	0.87	0.86	0.50	43,897	44
12-31-16	0.81	—	19.05	24.00	0.89	0.86	0.84	0.59	49,625	61
12-31-15	0.10	—	16.12	(2.74)	0.89	0.86	0.85	0.50	42,845	53
Class R6
12-31-19	2.18	—	15.66	20.48	0.91	0.88	0.87	0.81	6,701	25
12-31-18	2.20	—	14.94	(17.57)	0.90	0.87	0.86	0.56	5,349	41
12-31-17	0.90	—	20.21	11.20	0.90	0.87	0.86	0.69	4,389	44
05-03-16(5)-12-31-16	0.81	—	19.06	22.85	0.89	0.86	0.84	1.57	402	61
Class S
12-31-19	2.13	—	15.58	20.21	1.16	1.13	1.12	0.53	89,702	25
12-31-18	2.14	—	14.86	(17.76)	1.15	1.12	1.11	0.26	89,274	41
12-31-17	0.85	—	20.10	10.92	1.15	1.12	1.11	0.25	124,984	44
12-31-16	0.77	—	18.96	23.70	1.14	1.11	1.09	0.33	145,816	61
12-31-15	0.05	—	16.04	(2.95)	1.14	1.11	1.10	0.24	135,313	53
Class S2
12-31-19	2.10	—	15.02	19.95	1.31	1.28	1.27	0.34	1,671	25
12-31-18	2.09	—	14.40	(17.87)	1.30	1.27	1.26	0.11	2,431	41
12-31-17	0.83	—	19.52	10.77	1.30	1.27	1.26	0.06	3,431	44
12-31-16	0.75	—	18.44	23.57	1.32	1.26	1.24	0.18	5,849	61
12-31-15	0.07	—	15.62	(3.19)	1.39	1.26	1.25	0.12	4,834	53

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Invesco Comstock Portfolio
Class ADV
12-31-19	17.39	0.30	•	3.74	4.04	0.41	4.01	—
12-31-18	20.14	0.24	•	(2.77)	(2.53)	0.22	—	—
12-31-17	17.33	0.19		2.80	2.99	0.18	—	—
12-31-16	15.07	0.28		2.35	2.63	0.37	—	—
12-31-15	16.42	0.17	•	(1.18)	(1.01)	0.34	—	—
Class I
12-31-19	17.52	0.40	•	3.78	4.18	0.50	4.01	—
12-31-18	20.32	0.33		(2.80)	(2.47)	0.33	—	—
12-31-17	17.47	0.28	•	2.85	3.13	0.28	—	—
12-31-16	15.18	0.34	•	2.41	2.75	0.46	—	—
12-31-15	16.55	0.26	•	(1.20)	(0.94)	0.43	—	—
Class S
12-31-19	17.51	0.36	•	3.77	4.13	0.45	4.01	—
12-31-18	20.30	0.29	•	(2.81)	(2.52)	0.27	—	—
12-31-17	17.45	0.23	•	2.85	3.08	0.23	—	—
12-31-16	15.17	0.30	•	2.39	2.69	0.41	—	—
12-31-15	16.53	0.22	•	(1.20)	(0.98)	0.38	—	—
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-19	38.95	0.62	•	6.82	7.44	0.68	2.35	—
12-31-18	46.81	0.64	•	(4.95)	(4.31)	0.66	2.89	—
12-31-17	44.06	0.65		3.84	4.49	0.61	1.13	—
12-31-16	40.80	0.53		5.28	5.81	0.68	1.87	—
12-31-15	46.25	0.46		(1.47)	(1.01)	0.79	3.65	—
Class I
12-31-19	39.54	0.85	•	6.94	7.79	0.90	2.35	—
12-31-18	47.51	0.88	•	(5.06)	(4.18)	0.90	2.89	—
12-31-17	44.86	0.89	•	3.93	4.82	1.04	1.13	—
12-31-16	41.47	0.74	•	5.41	6.15	0.89	1.87	—
12-31-15	46.93	0.70	•	(1.50)	(0.80)	1.01	3.65	—
Class S
12-31-19	39.30	0.74	•	6.88	7.62	0.78	2.35	—
12-31-18	47.22	0.76	•	(5.01)	(4.25)	0.78	2.89	—
12-31-17	44.48	0.77	•	3.89	4.66	0.79	1.13	—
12-31-16	41.14	0.62	•	5.37	5.99	0.78	1.87	—
12-31-15	46.59	0.58	•	(1.49)	(0.91)	0.89	3.65	—
Class S2
12-31-19	38.75	0.67	•	6.78	7.45	0.72	2.35	—
12-31-18	46.59	0.69	•	(4.93)	(4.24)	0.71	2.89	—
12-31-17	43.85	0.70	•	3.83	4.53	0.66	1.13	—
12-31-16	40.60	0.56	•	5.28	5.84	0.72	1.87	—
12-31-15	46.03	0.51	•	(1.46)	(0.95)	0.83	3.65	—
VY® Invesco Oppenheimer Global Portfolio
Class ADV
12-31-19	17.06	0.04		4.89	4.93	—	3.58	—
12-31-18	21.42	0.04		(2.66)	(2.62)	0.25	1.49	—
12-31-17	15.90	0.04		5.64	5.68	0.13	0.03	—
12-31-16	17.30	0.09	•	(0.17)	(0.08)	0.12	1.20	—
12-31-15	18.21	0.08		0.69	0.77	0.19	1.49	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Invesco Comstock Portfolio
Class ADV
12-31-19	4.42	—	17.01	24.86	1.25	1.23	1.23	1.60	31,202	25
12-31-18	0.22	—	17.39	(12.56)	1.25	1.23	1.23	1.16	28,006	29
12-31-17	0.18	—	20.14	17.31	1.25	1.23	1.23	1.00	36,178	14
12-31-16	0.37	—	17.33	17.51	1.25	1.23	1.23	1.66	34,490	18
12-31-15	0.34	—	15.07	(6.19)	1.24	1.22	1.22	1.08	34,395	24
Class I
12-31-19	4.51	—	17.19	25.51	0.75	0.73	0.73	2.09	203,510	25
12-31-18	0.33	—	17.52	(12.16)	0.75	0.73	0.73	1.72	219,086	29
12-31-17	0.28	—	20.32	17.95	0.75	0.73	0.73	1.50	188,040	14
12-31-16	0.46	—	17.47	18.13	0.75	0.73	0.73	2.16	194,504	18
12-31-15	0.43	—	15.18	(5.76)	0.74	0.72	0.72	1.62	198,367	24
Class S
12-31-19	4.46	—	17.18	25.24	1.00	0.98	0.98	1.88	73,675	25
12-31-18	0.27	—	17.51	(12.39)	1.00	0.98	0.98	1.41	215,609	29
12-31-17	0.23	—	20.30	17.68	1.00	0.98	0.98	1.25	274,498	14
12-31-16	0.41	—	17.45	17.79	1.00	0.98	0.98	1.91	291,208	18
12-31-15	0.38	—	15.17	(5.97)	0.99	0.97	0.97	1.33	302,784	24
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-19	3.03	—	43.36	19.50	1.17	1.14	1.14	1.47	44,825	143
12-31-18	3.55	—	38.95	(9.90)	1.17	1.14	1.14	1.40	43,200	161
12-31-17	1.74	—	46.81	10.32	1.17	1.14	1.14	1.43	54,583	134
12-31-16	2.55	—	44.06	14.69	1.17	1.14	1.14	1.24	49,628	134
12-31-15	4.44	—	40.80	(2.55)	1.16	1.14	1.14	1.04	49,572	140
Class I
12-31-19	3.25	—	44.08	20.10	0.67	0.64	0.64	1.97	484,839	143
12-31-18	3.79	—	39.54	(9.46)	0.67	0.64	0.64	1.90	468,289	161
12-31-17	2.17	—	47.51	10.90	0.67	0.64	0.64	1.92	594,834	134
12-31-16	2.76	—	44.86	15.28	0.67	0.64	0.64	1.74	594,456	134
12-31-15	4.66	—	41.47	(2.06)	0.66	0.64	0.64	1.53	600,309	140
Class S
12-31-19	3.13	—	43.79	19.80	0.92	0.89	0.89	1.72	473,465	143
12-31-18	3.67	—	39.30	(9.67)	0.92	0.89	0.89	1.65	463,989	161
12-31-17	1.92	—	47.22	10.62	0.92	0.89	0.89	1.67	606,503	134
12-31-16	2.65	—	44.48	15.00	0.92	0.89	0.89	1.49	682,465	134
12-31-15	4.54	—	41.14	(2.31)	0.91	0.89	0.89	1.28	720,086	140
Class S2
12-31-19	3.07	—	43.13	19.63	1.07	1.02	1.02	1.59	328,815	143
12-31-18	3.60	—	38.75	(9.79)	1.07	1.02	1.02	1.52	321,618	161
12-31-17	1.79	—	46.59	10.48	1.07	1.02	1.02	1.54	420,527	134
12-31-16	2.59	—	43.85	14.84	1.10	1.02	1.02	1.36	446,998	134
12-31-15	4.48	—	40.60	(2.44)	1.16	1.02	1.02	1.15	443,119	140
VY® Invesco Oppenheimer Global Portfolio
Class ADV
12-31-19	3.58	—	18.41	31.10	1.25	1.25	1.25	0.26	123,467	8
12-31-18	1.74	—	17.06	(13.62)	1.25	1.25	1.25	0.22	101,759	17
12-31-17	0.16	—	21.42	35.82	1.25	1.25	1.25	0.17	120,344	9
12-31-16	1.32	—	15.90	(0.29)	1.25	1.25	1.25	0.58	90,660	6
12-31-15	1.68	—	17.30	3.56	1.25	1.25	1.25	0.51	110,372	12
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Invesco Oppenheimer Global Portfolio (continued)
Class I
12-31-19	17.86	0.15		5.13	5.28	0.10	3.58	—
12-31-18	22.33	0.16	•	(2.80)	(2.64)	0.34	1.49	—
12-31-17	16.56	0.15		5.87	6.02	0.22	0.03	—
12-31-16	17.97	0.20		(0.20)	0.00 *	0.21	1.20	—
12-31-15	18.84	0.20	•	0.71	0.91	0.29	1.49	—
Class S
12-31-19	17.17	0.10		4.91	5.01	0.04	3.58	—
12-31-18	21.53	0.10	•	(2.68)	(2.58)	0.29	1.49	—
12-31-17	15.98	0.08		5.67	5.75	0.17	0.03	—
12-31-16	17.38	0.13	•	(0.17)	(0.04)	0.16	1.20	—
12-31-15	18.28	0.15	•	0.68	0.83	0.24	1.49	—
Class S2
12-31-19	16.67	0.06		4.77	4.83	0.03	3.58	—
12-31-18	20.97	0.06	•	(2.60)	(2.54)	0.27	1.49	—
12-31-17	15.58	0.05		5.53	5.58	0.16	0.03	—
12-31-16	16.97	0.10	•	(0.17)	(0.07)	0.12	1.20	—
12-31-15	17.88	0.11	•	0.69	0.80	0.22	1.49	—
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-19	15.74	0.12		3.74	3.86	0.12	2.33	—
12-31-18	19.78	0.15		(2.35)	(2.20)	0.16	1.68	—
12-31-17	19.31	0.07		2.41	2.48	0.07	1.94	—
12-31-16	18.66	0.08		2.50	2.58	0.08	1.85	—
12-31-15	22.47	0.06		(0.63)	(0.57)	0.08	3.16	—
Class I
12-31-19	16.18	0.22		3.86	4.08	0.21	2.33	—
12-31-18	20.30	0.25	•	(2.43)	(2.18)	0.26	1.68	—
12-31-17	19.75	0.18	•	2.48	2.66	0.17	1.94	—
12-31-16	19.04	0.18		2.56	2.74	0.18	1.85	—
12-31-15	22.85	0.17		(0.64)	(0.47)	0.18	3.16	—
Class S
12-31-19	16.01	0.17		3.82	3.99	0.16	2.33	—
12-31-18	20.10	0.20	•	(2.40)	(2.20)	0.21	1.68	—
12-31-17	19.58	0.12	•	2.46	2.58	0.12	1.94	—
12-31-16	18.89	0.13		2.54	2.67	0.13	1.85	—
12-31-15	22.70	0.12		(0.65)	(0.53)	0.12	3.16	—
Class S2
12-31-19	15.69	0.14	•	3.73	3.87	0.13	2.33	—
12-31-18	19.72	0.16	•	(2.33)	(2.17)	0.18	1.68	—
12-31-17	19.25	0.09	•	2.41	2.50	0.09	1.94	—
12-31-16	18.60	0.10		2.50	2.60	0.10	1.85	—
12-31-15	22.40	0.08	•	(0.63)	(0.55)	0.09	3.16	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Invesco Oppenheimer Global Portfolio (continued)
Class I
12-31-19	3.68	—	19.46	31.80	0.75	0.75	0.75	0.76	1,225,197	8
12-31-18	1.83	—	17.86	(13.19)	0.75	0.75	0.75	0.72	1,061,448	17
12-31-17	0.25	—	22.33	36.49	0.75	0.75	0.75	0.68	1,384,452	9
12-31-16	1.41	—	16.56	0.22	0.75	0.75	0.75	1.07	1,091,478	6
12-31-15	1.78	—	17.97	4.13	0.75	0.75	0.75	1.04	1,254,238	12
Class S
12-31-19	3.62	—	18.56	31.44	1.00	1.00	1.00	0.52	181,045	8
12-31-18	1.78	—	17.17	(13.39)	1.00	1.00	1.00	0.49	167,520	17
12-31-17	0.20	—	21.53	36.13	1.00	1.00	1.00	0.41	238,436	9
12-31-16	1.36	—	15.98	(0.04)	1.00	1.00	1.00	0.82	174,417	6
12-31-15	1.73	—	17.38	3.84	1.00	1.00	1.00	0.77	231,621	12
Class S2
12-31-19	3.61	—	17.89	31.26	1.15	1.15	1.15	0.37	4,611	8
12-31-18	1.76	—	16.67	(13.56)	1.15	1.15	1.15	0.30	3,963	17
12-31-17	0.19	—	20.97	35.92	1.15	1.15	1.15	0.27	4,030	9
12-31-16	1.32	—	15.58	(0.20)	1.18	1.15	1.15	0.66	3,415	6
12-31-15	1.71	—	16.97	3.74	1.25	1.15	1.15	0.61	4,371	12
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-19	2.45	—	17.15	25.81	1.39	1.39	1.39	0.71	89,967	9
12-31-18	1.84	—	15.74	(12.37)	1.38	1.38	1.38	0.79	80,243	12
12-31-17	2.01	—	19.78	13.41	1.37	1.37	1.37	0.37	99,801	10
12-31-16	1.93	—	19.31	14.42	1.37	1.37	1.37	0.42	98,003	19
12-31-15	3.24	—	18.66	(3.27)	1.36	1.36	1.36	0.31	90,818	14
Class I
12-31-19	2.54	—	17.72	26.46	0.89	0.89	0.89	1.21	150,535	9
12-31-18	1.94	—	16.18	(11.96)	0.88	0.88	0.88	1.28	144,880	12
12-31-17	2.11	—	20.30	14.04	0.87	0.87	0.87	0.87	210,989	10
12-31-16	2.03	—	19.75	14.94	0.87	0.87	0.87	0.92	215,892	19
12-31-15	3.34	—	19.04	(2.77)	0.86	0.86	0.86	0.80	227,935	14
Class S
12-31-19	2.49	—	17.51	26.21	1.14	1.14	1.14	0.96	200,304	9
12-31-18	1.89	—	16.01	(12.19)	1.13	1.13	1.13	1.03	187,165	12
12-31-17	2.06	—	20.10	13.72	1.12	1.12	1.12	0.61	256,845	10
12-31-16	1.98	—	19.58	14.69	1.12	1.12	1.12	0.67	291,725	19
12-31-15	3.28	—	18.89	(3.04)	1.11	1.11	1.11	0.55	298,607	14
Class S2
12-31-19	2.46	—	17.10	25.96	1.29	1.29	1.29	0.81	1,782	9
12-31-18	1.86	—	15.69	(12.30)	1.28	1.28	1.28	0.86	2,116	12
12-31-17	2.03	—	19.72	13.52	1.27	1.27	1.27	0.45	3,382	10
12-31-16	1.95	—	19.25	14.56	1.30	1.27	1.27	0.52	3,810	19
12-31-15	3.25	—	18.60	(3.20)	1.36	1.26	1.26	0.40	3,906	14

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)	($)	($)	($)	($)	($)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-19	9.08	(0.03)	3.26	3.23	0.03	1.28	—
12-31-18	10.50	(0.02)	(0.24)	(0.26)	—	1.16	—
12-31-17	9.19	(0.03)	2.17	2.14	0.03	0.80	—
12-31-16	9.83	(0.01)•	0.68	0.67	0.00 *	1.31	—
12-31-15	11.43	(0.04)	0.31	0.27	—	1.87	—
Class I
12-31-19	10.14	0.03	3.65	3.68	0.04	1.28	—
12-31-18	11.56	0.04	(0.28)	(0.24)	0.02	1.16	—
12-31-17	10.03	0.02	2.38	2.40	0.07	0.80	—
12-31-16	10.60	0.04	0.73	0.77	0.03	1.31	—
12-31-15	12.13	0.02	0.32	0.34	—	1.87	—
Class R6
12-31-19	10.14	0.02	3.67	3.69	0.04	1.28	—
12-31-18	11.56	0.03	(0.27)	(0.24)	0.02	1.16	—
12-31-17	10.03	0.02 •	2.38	2.40	0.07	0.80	—
05-03-16(5)-12-31-16	10.58	0.03 •	0.76	0.79	0.03	1.31	—
Class S
12-31-19	9.74	(0.00)*	3.50	3.50	0.03	1.28	—
12-31-18	11.15	0.02	(0.27)	(0.25)	—	1.16	—
12-31-17	9.71	(0.01)•	2.30	2.29	0.05	0.80	—
12-31-16	10.30	0.01 •	0.72	0.73	0.01	1.31	—
12-31-15	11.87	(0.01)	0.31	0.30	—	1.87	—
Class S2
12-31-19	9.13	(0.02)	3.28	3.26	0.03	1.28	—
12-31-18	10.54	(0.01)	(0.24)	(0.25)	—	1.16	—
12-31-17	9.22	(0.02)	2.18	2.16	0.04	0.80	—
12-31-16	9.85	(0.01)	0.69	0.68	—	1.31	—
12-31-15	11.44	(0.02)	0.30	0.28	—	1.87	—
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-19	70.96	(0.31)	20.51	20.20	—	19.26	—
12-31-18	86.22	(0.20)•	0.81	0.61	—	15.87	—
12-31-17	72.53	(0.23)	23.41	23.18	—	9.49	—
12-31-16	81.69	(0.25)	0.93	0.68	—	9.84	—
12-31-15	86.54	(0.46)•	9.58	9.12	—	13.97	—
Class I
12-31-19	78.04	0.07	22.75	22.82	0.17	19.26	—
12-31-18	93.19	0.24	0.71	0.95	0.23	15.87	—
12-31-17	77.44	0.19	25.10	25.29	0.05	9.49	—
12-31-16	86.14	0.13	1.01	1.14	—	9.84	—
12-31-15	90.15	(0.03)	9.99	9.96	—	13.97	—
Class S
12-31-19	74.54	(0.15)•	21.66	21.51	—	19.26	—
12-31-18	89.69	0.00 *	0.76	0.76	0.04	15.87	—
12-31-17	74.96	(0.03)	24.25	24.22	—	9.49	—
12-31-16	83.90	(0.08)	0.98	0.90	—	9.84	—
12-31-15	88.33	(0.25)•	9.79	9.54	—	13.97	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-19	1.31	—	11.00	36.56	1.27	1.27	1.27	(0.28)	90,526	16
12-31-18	1.16	—	9.08	(3.77)	1.27	1.27	1.27	(0.14)	61,179	19
12-31-17	0.83	—	10.50	24.12	1.27	1.27	1.27	(0.32)	62,022	28
12-31-16	1.31	—	9.19	6.93	1.27	1.27	1.27	(0.15)	49,418	26
12-31-15	1.87	—	9.83	1.51	1.27	1.27	1.27	(0.34)	27,217	26
Class I
12-31-19	1.32	—	12.50	37.20	0.77	0.77	0.77	0.21	985,213	16
12-31-18	1.18	—	10.14	(3.23)	0.77	0.77	0.77	0.36	763,686	19
12-31-17	0.87	—	11.56	24.81	0.77	0.77	0.77	0.18	879,678	28
12-31-16	1.34	—	10.03	7.41	0.77	0.77	0.77	0.34	737,054	26
12-31-15	1.87	—	10.60	2.02	0.77	0.77	0.77	0.17	766,591	26
Class R6
12-31-19	1.32	—	12.51	37.31	0.77	0.77	0.77	0.24	30,761	16
12-31-18	1.18	—	10.14	(3.24)	0.77	0.77	0.77	0.38	15,642	19
12-31-17	0.87	—	11.56	24.81	0.77	0.77	0.77	0.18	9,313	28
05-03-16(5)-12-31-16	1.34	—	10.03	7.62	0.77	0.77	0.77	0.53	1,084	26
Class S
12-31-19	1.31	—	11.93	36.88	1.02	1.02	1.02	(0.04)	47,101	16
12-31-18	1.16	—	9.74	(3.44)	1.02	1.02	1.02	0.11	42,403	19
12-31-17	0.85	—	11.15	24.46	1.02	1.02	1.02	(0.07)	55,222	28
12-31-16	1.32	—	9.71	7.19	1.02	1.02	1.02	0.12	56,578	26
12-31-15	1.87	—	10.30	1.72	1.02	1.02	1.02	(0.08)	30,614	26
Class S2
12-31-19	1.31	—	11.08	36.69	1.17	1.17	1.17	(0.18)	5,586	16
12-31-18	1.16	—	9.13	(3.65)	1.17	1.17	1.17	(0.03)	4,094	19
12-31-17	0.84	—	10.54	24.28	1.17	1.17	1.17	(0.21)	4,103	28
12-31-16	1.31	—	9.22	6.99	1.20	1.17	1.17	(0.06)	4,451	26
12-31-15	1.87	—	9.85	1.60	1.27	1.17	1.17	(0.23)	4,095	26
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-19	19.26	—	71.90	30.15	1.23	1.21	1.21	(0.43)	302,258	26
12-31-18	15.87	—	70.96	(1.57)	1.23	1.21	1.21	(0.24)	239,404	47
12-31-17	9.49	—	86.22	32.91	1.24	1.23	1.23	(0.29)	248,624	51
12-31-16	9.84	—	72.53	1.01	1.24	1.23	1.23	(0.34)	192,546	40
12-31-15	13.97	—	81.69	10.25	1.24	1.23	1.23	(0.54)	202,307	42
Class I
12-31-19	19.43	—	81.43	30.83	0.73	0.71	0.71	0.07	1,290,657	26
12-31-18	16.10	—	78.04	(1.09)	0.73	0.71	0.71	0.27	1,092,998	47
12-31-17	9.54	—	93.19	33.58	0.74	0.73	0.73	0.21	1,101,965	51
12-31-16	9.84	—	77.44	1.51	0.74	0.73	0.73	0.16	989,826	40
12-31-15	13.97	—	86.14	10.81	0.74	0.73	0.73	(0.04)	1,124,421	42
Class S
12-31-19	19.26	—	76.79	30.47	0.98	0.96	0.96	(0.18)	65,359	26
12-31-18	15.91	—	74.54	(1.33)	0.98	0.96	0.96	0.01	329,427	47
12-31-17	9.49	—	89.69	33.25	0.99	0.98	0.98	(0.04)	379,473	51
12-31-16	9.84	—	74.96	1.26	0.99	0.98	0.98	(0.10)	336,810	40
12-31-15	13.97	—	83.90	10.54	0.99	0.98	0.98	(0.29)	427,186	42

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® T. Rowe Price Growth Equity Portfolio (continued)
Class S2
12-31-19	72.10	(0.27	)•	20.90	20.63	—	19.26	—
12-31-18	87.30	(0.12	)•	0.79	0.67	—	15.87	—
12-31-17	73.27	(0.16	)•	23.68	23.52	—	9.49	—
12-31-16	82.35	(0.17	)•	0.93	0.76	—	9.84	—
12-31-15	87.05	(0.38	)•	9.65	9.27	—	13.97	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® T. Rowe Price Growth Equity Portfolio (continued)
Class S2
12-31-19	19.26	—	73.47	30.27	1.13	1.11	1.11	(0.33)	9,074	26
12-31-18	15.87	—	72.10	(1.47)	1.13	1.11	1.11	(0.14)	8,564	47
12-31-17	9.49	—	87.30	33.06	1.14	1.13	1.13	(0.19)	9,014	51
12-31-16	9.84	—	73.27	1.10	1.17	1.13	1.13	(0.23)	8,597	40
12-31-15	13.97	—	82.35	10.38	1.24	1.13	1.13	(0.44)	5,361	42

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)  Commencement of operations.

(a)  Excluding amounts from foreign withholding tax claims received in the year ended December 31, 2017, total return for Voya International High Dividend Low Volatility Portfolio would have been 21.38%, 21.98%, 21.63%, and 21.53% for Classes ADV, I, S, and S2, respectively.

(b)  Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, total return for Voya International High Dividend Low Volatility Portfolio would have been (4.09)%, (3.60)%, (3.83)% and (3.99)% for Classes ADV, I, S and S2, respectively.

•  Calculated using average number of shares outstanding throughout the year or period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The twelve series (each, a "Portfolio" and collectively, the "Portfolios") included in this report are: Voya Global Bond Portfolio ("Global Bond"), Voya International High Dividend Low Volatility Portfolio ("International High Dividend Low Volatility"), VY® American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"), VY® Baron Growth Portfolio ("Baron Growth"), VY® Columbia Contrarian Core Portfolio ("Columbia Contrarian Core"), VY® Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"), VY® Invesco Comstock Portfolio ("Invesco Comstock"), VY® Invesco Equity and Income Portfolio ("Invesco Equity and Income"), VY® Invesco Oppenheimer Global Portfolio ("Invesco Oppenheimer Global"), VY® JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"), VY® T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth") and VY® T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio's Prospectus. Prior to May 1, 2019 International High Dividend Low Volatility was known as VY® Templeton Foreign Equity Portfolio and prior to June 27, 2019, Invesco Oppenheimer Global was known as VY® Oppenheimer Global Portfolio.

The classes of shares included in this report are: Adviser ("Class ADV"), Initial ("Class I"), Class R6, Service ("Class S") and Service 2 ("Class S2"); however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocated to each class. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC ("Voya IM"), a Delaware limited liability company, serves as the sub-adviser to Global Bond and, as of May 1, 2019, International High Dividend Low Volatility. Voya Investments Distributor, LLC ("VID" or the "Distributor"), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio's assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio's assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios' Board of Directors ("Board"). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter ("OTC") market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios' valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and significant unobservable inputs, including the sub-advisers' or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included within the Summary Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Summary Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by Global Bond. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by Invesco Comstock, Invesco Equity and Income, JPMorgan Mid Cap Value, T. Rowe Price Diversified Mid Cap Growth and T. Rowe Price Growth Equity. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with GAAP for investment companies. Actual results could differ from these estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty's ability or willingness to perform its obligations; any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2019, the maximum amount of loss that Global Bond, Invesco Comstock, and Invesco Equity and Income would incur if the counterparties to its derivative transactions failed to perform would be $1,631,525, $70,049 and $15,088, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts and purchased options were they to be unwound as of December 31, 2019. To reduce the amount of potential loss to Global Bond, the Portfolio had received $300,000 in cash collateral for open OTC transactions at December 31, 2019. There was no cash collateral received by any other Portfolio at December 31, 2019.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and/or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2019, Global Bond, Invesco Comstock and Invesco Equity and Income had a liability position of $831,220, $539,282 and $1,272,367, respectively, on open forward foreign currency contracts, OTC written options, OTC swaps and forward premium swaptions with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2019, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2019, Global Bond had pledged $20,000 in cash collateral for open OTC derivatives transactions with its respective counterparties. There was no cash collateral pledged by any other Portfolio at December 31, 2019.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Summary Portfolio of Investments.

During the year ended December 31, 2019, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:

	Purchased	Sold
Global Bond*	$135,673,411	$55,549,445
International High Dividend Low Volatility**	560,028	1,074,213
American Century Small-Mid Cap Value**	274,851	17,441,130
Invesco Comstock**	9,211,992	32,619,081
Invesco Equity and Income**	1,958,528	61,835,913
Invesco Oppenheimer Global**	2,195,892	—

*  For the year ended December 31, 2019, the Portfolio used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2019.

**  For the year ended December 31, 2019, the Portfolios used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2019. There were no open forward foreign currency contracts for International High Dividend Low Volatility and Invesco Oppenheimer Global at December 31, 2019.

I.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2019, Global Bond had purchased and sold futures contracts on various notes and bonds as part of their respective duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios' securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2019, Global Bond had an average notional value of $55,862,383 and $31,099,713, respectively, on futures contracts purchased and sold. Please refer to the table within the Portfolio of Investments for open futures contracts at December 31, 2019

J.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. Securities lending involves two primary risks: "investment risk" and "borrower default risk." When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios' other risks.

K.  Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended ("1933 Act") or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as "restricted securities." These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

L.  Delayed-Delivery and When-Issued Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolios' Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolios' custodian sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements ("MSFTA") with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2019, there was no cash collateral pledged to or received by any Portfolio.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps ("swaptions"), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2019, Global Bond had purchased and written interest rate swaptions with an average notional value of $92,793,908 and $190,571,701, respectively, to gain exposure to interest rates and to generate income. There were no open purchased or written interest rate swaptions at December 31, 2019.

During the year ended December 31, 2019, Global Bond had purchased forward premium swaptions with an average notional value of $38,235,000 to manage duration and yield curve exposures. Please refer to the tables within the Portfolio of Investments for open purchased forward premium swaptions at December 31, 2019.

During the year ended December 31, 2019, Global Bond had purchased and written foreign currency options with an average notional value of $13,125,000 and $7,875,000, respectively, to gain exposure to foreign currencies and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at December 31, 2019.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange ("centrally cleared swaps").

The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio's Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the

Portfolio's counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2019, Global Bond had purchased and sold credit protection with an average notional value of $10,196,064 and $9,867,805, respectively, on various credit default swap indices to hedge or to gain additional exposure to the credit risk associated with certain sectors of the markets. Please refer to the tables within the Portfolio of Investments for open credit default swaps to buy and sell protection at December 31, 2019.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2019, Global Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $174,258,166.

For the year ended December 31, 2019, Global Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $95,287,450.

Global Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for Global Bond

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for open centrally cleared interest rate swaps at December 31, 2019.

At December 31, 2019, Global Bond had pledged $1,631,000 in cash collateral for open centrally cleared swaps.

Total Return Swap Contracts. A total return swap is an agreement that gives a Portfolio the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Portfolio may also be required to pay the dollar value of that decline to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

For the year ended December 31, 2019, Global Bond entered into total return swaps on sovereign bonds with an average notional amount of $14,265,335. Please refer to the tables within the Portfolio of Investments for open total return swaps at December 31, 2019.

Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, a Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

During the year ended December 31, 2019, Global Bond had an average notional amount of $60,000 on foreign currency volatility swaps (receiver). Please refer to the tables within the Portfolio of Investments for open volatility swaps at December 31, 2019.

P.  Equity-Linked Notes. Invesco Equity and Income invests in equity-linked notes. Equity-linked notes are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income earned from equity-linked notes is recorded as Interest income in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The Portfolio records the net change in the fair value of the equity-linked note on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the equity-linked note. The risks of investing in equity-linked notes include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity- linked notes and the appreciation potential may be limited. Equity-linked notes may be more volatile and less liquid than other investments held by the Portfolio. Please refer to the Portfolio of Investments for open equity-linked notes at December 31, 2019.

Q.  Structured Notes. Global Bond and Invesco Equity and Income invest in structured notes whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these notes may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these notes will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured note on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured note. Please refer to the Portfolio of Investments for structured notes held by Global Bond and Invesco Equity and Income at December 31, 2019.

R.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Global Bond	$49,224,143	$70,068,794
International High Dividend Low Volatility	678,895,631	721,117,394
American Century Small-Mid Cap Value	181,263,641	200,276,444
Baron Growth	177,144,284	567,531,756
Columbia Contrarian Core	113,704,140	378,364,413
Columbia Small Cap Value II	40,868,675	65,346,714
Invesco Comstock	105,864,717	333,663,022
Invesco Equity and Income	243,270,263	393,848,614
Invesco Oppenheimer Global	110,144,092	315,327,896
JPMorgan Mid Cap Value	39,397,510	111,433,520
T. Rowe Price Diversified Mid Cap Growth	174,831,301	221,338,241
T. Rowe Price Growth Equity	488,576,727	972,725,992

U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$399,409,989	$382,277,737
Invesco Equity and Income	1,589,751,823	1,619,036,858

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Global Bond	0.600% on the first $4 billion;
0.575% on the next $1 billion;
0.550% on the next $1 billion;
0.530% on assets over $6 billion
International High Dividend Low Volatility(1)	0.60% on all assets
American Century Small-Mid Cap Value	1.10% on the first $250 million;
1.05% on the next $250 million;
1.00% on assets over $500 million
Baron Growth	0.950% on the first $1 billion;
0.925% on the next $1 billion;
0.900% on assets over $2 billion
Portfolio	Fee
Columbia Contrarian Core	0.90% on the first $500 million;
0.85% on the next $500 million;
0.80% on assets over $1 billion
Columbia Small Cap Value II	0.85% on all assets
Invesco Comstock	0.70% on all assets
Invesco Equity and Income(2)	0.65% on the first $750 million;
0.63% on the next $250 million;
0.61% on assets over $1 billion
Invesco Oppenheimer Global	0.70% on the first $3 billion;
0.68% on the next $1 billion;
0.67% on the next $4 billion;
0.66% on assets over $8 billion
JPMorgan Mid Cap Value	0.85% on the first $500 million;
0.75% on the next $500 million;
0.70% on assets over $1 billion
T. Rowe Price Diversified Mid Cap Growth	0.74% on all assets
T. Rowe Price Growth Equity	0.70% on all assets

(1)  Prior to May 1, 2019, the management fee for International High Dividend Low Volatility was 0.90% on the first $500 million; and 0.85% on assets over $500 million.

(2)  The Investment Adviser has contractually agreed to waive 0.01% of the management fee for Invesco Equity and Income. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Effective May 1, 2019, the Investment Adviser has contractually agreed to waive 0.003%, 0.165%, 0.023%, 0.027%, 0.017%, and 0.019% of the management fee for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, and T. Rowe Price Growth Equity, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board. These waivers replace the management fee waivers in connection with the sub-advisory fee reductions.

Prior to May 1, 2019, the Investment Adviser had contractually agreed to waive a portion of the management fee for Global Bond, International High Dividend Low Volatility, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, and T. Rowe Price Growth Equity in connection with sub-advisory fee reductions for these Portfolios. The waiver was calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. In addition, the Investment Adviser had agreed to further waive a portion of the advisory fee for T. Rowe Price Growth Equity, which was based on the total savings in excess of $500,000 as a result of the aggregated sub-advisory fee schedule of T. Rowe Price Growth Equity and VY® T. Rowe Price Equity Income Portfolio, which is not included in this report. The aggregated amount of savings was allocated to the two Portfolios pro rata based on each Portfolio's contribution to the amount saved. For the period ended April 30, 2019, the Investment Adviser waived $2,105, $34,449,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

$236,669, $20,486, $17,823, $38,125 and $115,044 of management fees for Global Bond, International High Dividend Low Volatility, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock and T. Rowe Price Growth Equity, respectively based on the sub-advisory fee reductions. Effective May 1, 2019, the Investment Adviser is no longer obligated to waive a portion of the management fee for these Portfolios based on the sub-advisory fee reductions. The termination of these obligations was approved by the Board and, for all but International High Dividend Low Volatility, replaced with a management fee waiver.

Prior to May 1, 2019, International High Dividend Low Volatility (which was known as VY® Templeton Foreign Equity Portfolio) could invest its assets in Templeton Institutional Funds-Foreign Smaller Companies Series ("Foreign Smaller Companies Series"). The Portfolio's purchase of shares of Foreign Smaller Companies Series would result in the Portfolio paying a proportionate share of the expenses of Foreign Smaller Companies Series. The Investment Adviser had agreed to waive its management fee in an amount equal to the advisory fee received by the adviser of the Foreign Smaller Companies Series resulting from the Portfolio's investment into the Foreign Smaller Companies Series. There were no such waivers for the year ended December 30, 2019.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Global Bond	Voya Investment Management Co. LLC*
International High Dividend Low Volatility(1)	Voya Investment Management Co. LLC*
American Century Small-Mid Cap Value	American Century Investment Management, Inc.
Baron Growth	BAMCO, Inc.
Columbia Contrarian Core & Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC
Portfolio	Sub-Adviser
Invesco Comstock, Invesco Equity and Income & Invesco Oppenheimer Global(2)	Invesco Advisers, Inc.(2)
JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.

(1)  Effective May 1, 2019, Templeton Investment Counsel, LLC was removed as a sub-adviser and Voya Investment Management Co. LLC was added as a sub-adviser to the Portfolio.

(2)  Effective May 24, 2019, the Investment Adviser entered into a new sub-advisory agreement with Invesco Advisers, Inc. due to a change in control of OppenheimerFunds, Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of each respective Portfolio have a plan of distribution (the "Plan"), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class ADV shares and a Portfolio makes payments at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.02% of the distribution fee for Class S2 shares of Invesco Equity and Income. Termination or modification of this obligation requires approval by the Board.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to shareholder organizations pursuant to the shareholder servicing plan adopted for Class ADV, Class S and Class S2 shares which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the year ended December 31, 2019, International High Dividend Low Volatility incurred $92,750 of shareholder notification costs associated with changes to the Portfolio's name, sub-adviser and expense structure. The Investment Adviser reimbursed the Portfolio $49,655 of these costs.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At December 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Invesco Oppenheimer Global	6.35%
	T. Rowe Price Diversified Mid Cap Growth	11.52
Security Life of Denver Insurance Company	Global Bond	7.03
	Columbia Small Cap Value II	5.38
Voya Institutional Trust Company	Global Bond	23.56
	International High Dividend Low Volatility	5.96
	American Century Small-Mid Cap Value	51.97
	Baron Growth	31.25
	Columbia Contrarian Core	47.33
	Columbia Small Cap Value II	17.86
	Invesco Comstock	10.24
	Invesco Oppenheimer Global	14.29
	JPMorgan Mid Cap Value	27.81
	T. Rowe Price Diversified Mid Cap Growth	13.81
	T. Rowe Price Growth Equity	28.37
Voya Retirement Insurance and Annuity Company	Global Bond	63.29
	International High Dividend Low Volatility	25.19
	American Century Small-Mid Cap Value	45.92
	Baron Growth	62.57
	Columbia Contrarian Core	46.12
	Columbia Small Cap Value II	28.79
	Invesco Comstock	27.20
	Invesco Equity and Income	35.54
	Invesco Oppenheimer Global	68.19
	JPMorgan Mid Cap Value	42.47
	T. Rowe Price Diversified Mid Cap Growth	67.09
	T. Rowe Price Growth Equity	57.22
Voya Solution 2035 Portfolio	Invesco Comstock	14.17
Voya Solution 2045 Portfolio	Invesco Comstock	16.15
Voya Solution 2055 Portfolio	Invesco Comstock	5.68
Voya Solution Moderately Aggressive Portfolio	Invesco Comstock	14.59

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Portfolios' sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors' fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the "Notional Funds"). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors' deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of "Other assets" on the accompanying Statements of Assets and Liabilities. Deferral of directors' fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios' assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2019, the following Portfolio has the below payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Columbia Contrarian Core	Custody	$24,751

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Global Bond	1.17%	0.67%	N/A	0.92%	N/A
International High Dividend Low Volatility(1)	1.25%	0.75%	N/A	1.00%	1.15%
American Century Small-Mid Cap Value	1.52%	1.02%	N/A	1.27%	1.42%
Baron Growth	1.55%	1.05%	1.05%	1.30%	1.45%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Columbia Contrarian Core(2)	N/A	N/A	N/A	N/A	N/A
Columbia Small Cap Value II	1.65%	1.15%	1.15%	1.40%	1.55%
Invesco Comstock(3)	N/A	N/A	N/A	N/A	N/A
Invesco Equity and Income	1.15%	0.65%	N/A	0.90%	1.05%
Invesco Oppenheimer Global	1.30%	0.80%	N/A	1.05%	1.20%
JPMorgan Mid Cap Value	1.50%	1.00%	N/A	1.25%	1.40%
T. Rowe Price Diversified Mid Cap Growth	1.30%	0.80%	0.80%	1.05%	1.20%
T. Rowe Price Growth Equity	1.25%	0.75%	N/A	1.00%	1.15%

(1)  Prior to May 1, 2019, the expense limits for International High Dividend Low Volatility were 1.48%, 0.98%, 1.23% and 1.38% for Class ADV, Class I, Class S, and Class S2, respectively. Also prior to May 1, 2019, the expense limits for the Portfolio were pursuant to a side letter agreement so that the expense limits were 1.42%, 0.92%, 1.17% and 1.32% for Class ADV, Class I, Class S, and Class S2, respectively. Termination of the side letter agreement was approved by the Board. Any fees waived pursuant to the side letter agreement were not eligible for recoupment.

(2)  Pursuant to a side letter agreement, through May 1, 2020, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.25%, 0.75% and 1.00% for Class ADV, Class I and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)  Pursuant to a side letter agreement, through May 1, 2020, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.31%, 0.81% and 1.06% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

At December 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2020	2021	2022	Total
Global Bond	$148,091	$48,917	$—	$197,008
American Century Small-Mid Cap Value	448,785	471,897	478,862	1,399,544
Invesco Equity and Income	320,129	338,591	284,321	943,041

The Expense Limitation Agreement is contractual through May 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon ("BNY") for an aggregate amount of $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2019 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
International High Dividend Low Volatility	11	$1,731,909	3.25%
Baron Growth	83	2,746,277	2.87
Columbia Contrarian Core	2	2,917,500	2.55
Invesco Comstock	2	3,277,000	2.55
Invesco Equity and Income	2	1,538,500	2.55
Invesco Oppenheimer Global	11	1,604,727	2.56
JPMorgan Mid Cap Value	3	859,333	3.40
T. Rowe Price Diversified Mid Cap Growth	2	1,974,000	3.40
T. Rowe Price Growth Equity	1	27,659,000	2.56

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Bond
Class ADV
12/31/2019	72,009	—	84,325	(266,977)	(110,643)	764,849	—	898,538	(2,833,241)	(1,169,854)
12/31/2018	107,461	—	72,678	(311,313)	(131,174)	1,157,396	—	769,925	(3,327,931)	(1,400,610)
Class I
12/31/2019	597,864	—	621,286	(1,647,146)	(427,996)	6,481,829	—	6,738,559	(17,777,051)	(4,556,663)
12/31/2018	911,412	—	537,701	(2,033,504)	(584,391)	10,018,950	—	5,803,370	(22,121,742)	(6,299,422)
Class S
12/31/2019	336,265	—	139,872	(811,640)	(335,503)	3,616,907	—	1,515,590	(8,765,197)	(3,632,700)
12/31/2018	357,448	—	126,794	(825,761)	(341,519)	3,946,498	—	1,366,597	(8,967,470)	(3,654,375)
International High Dividend Low Volatility
Class ADV
12/31/2019	101,081	—	283,594	(524,719)	(140,044)	1,152,683	—	2,960,724	(5,968,607)	(1,855,200)
12/31/2018	204,397	—	45,777	(379,502)	(129,328)	2,498,165	—	573,585	(4,728,970)	(1,657,220)
Class I
12/31/2019	409,616	—	1,323,708	(1,853,901)	(120,577)	4,630,867	—	13,951,881	(21,407,289)	(2,824,541)
12/31/2018	338,766	—	274,300	(2,243,203)	(1,630,137)	4,293,304	—	3,467,151	(28,466,112)	(20,705,657)
Class S
12/31/2019	512,206	—	2,971,669	(4,768,795)	(1,284,920)	5,913,334	—	31,143,088	(54,407,215)	(17,350,793)
12/31/2018	996,742	—	534,532	(4,108,088)	(2,576,814)	11,842,738	—	6,719,064	(51,763,740)	(33,201,938)
Class S2
12/31/2019	3,211	—	3,248	(8,854)	(2,395)	36,945	—	34,369	(104,194)	(32,880)
12/31/2018	10,549	—	225	(51,196)	(40,422)	134,321	—	2,851	(667,749)	(530,577)
American Century Small-Mid Cap Value
Class ADV
12/31/2019	432,667	—	1,170,626	(1,325,279)	278,014	4,678,820	—	11,753,088	(14,194,508)	2,237,400
12/31/2018	613,792	—	1,071,992	(1,311,960)	373,824	6,960,016	—	12,531,586	(15,681,948)	3,809,654
Class I
12/31/2019	2,573,252	—	1,694,092	(3,413,910)	853,434	30,245,938	—	18,296,197	(39,805,518)	8,736,617
12/31/2018	3,435,749	—	1,517,587	(2,373,300)	2,580,036	45,855,002	—	18,924,313	(30,367,166)	34,412,149
Class S
12/31/2019	305,317	—	920,355	(1,201,312)	24,360	3,489,126	—	9,783,372	(13,278,796)	(6,298)
12/31/2018	396,054	—	902,227	(1,448,064)	(149,783)	5,116,135	—	11,088,373	(18,075,907)	(1,871,399)
Class S2
12/31/2019	49,213	—	34,471	(90,026)	(6,342)	525,157	—	345,747	(985,946)	(115,042)
12/31/2018	123,487	—	38,390	(227,466)	(65,589)	1,469,422	—	448,005	(2,658,259)	(740,832)
Baron Growth
Class ADV
12/31/2019	249,033	—	2,319,700	(516,800)	2,051,933	7,216,796	—	47,493,762	(14,581,393)	40,129,165
12/31/2018	300,567	—	328,131	(468,556)	160,142	8,872,455	—	9,617,517	(13,262,712)	5,227,260
Class I
12/31/2019	815,944	—	2,422,716	(1,319,145)	1,919,515	26,738,235	—	59,298,450	(42,168,001)	43,868,684
12/31/2018	1,026,844	—	393,231	(1,843,012)	(422,937)	34,412,110	—	12,799,676	(59,860,928)	(12,649,142)
Class R6
12/31/2019	392,920	—	541,324	(50,500)	883,744	13,304,155	—	13,222,247	(1,630,115)	24,896,287
12/31/2018	207,770	—	39,826	(74,487)	173,109	6,540,912	—	1,297,132	(2,403,899)	5,434,145
Class S
12/31/2019	353,135	—	10,213,853	(17,339,400)	(6,772,412)	11,037,891	—	230,644,671	(393,504,343)	(151,821,781)
12/31/2018	1,119,922	—	1,673,908	(2,967,774)	(173,944)	36,139,530	—	51,924,632	(89,260,707)	(1,196,545)
Class S2
12/31/2019	20,386	—	50,409	(16,905)	53,890	602,488	—	1,051,073	(496,141)	1,157,420
12/31/2018	23,784	—	7,926	(31,698)	12	738,495	—	234,454	(915,458)	57,491
Columbia Contrarian Core
Class ADV
12/31/2019	42,856	—	521,026	(214,647)	349,235	881,742	—	8,811,227	(4,374,539)	5,318,430
12/31/2018	49,081	—	134,249	(331,366)	(148,036)	1,069,831	—	2,909,173	(7,381,566)	(3,402,562)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Columbia Contrarian Core (continued)
Class I
12/31/2019	24,564	—	163,159	(103,029)	84,694	549,715	—	2,960,790	(2,130,862)	1,379,643
12/31/2018	29,872	—	46,913	(88,763)	(11,978)	715,909	—	1,071,961	(2,093,065)	(305,195)
Class S
12/31/2019	91,456	—	5,137,224	(15,523,769)	(10,295,089)	2,038,439	—	90,737,866	(268,617,713)	(175,841,408)
12/31/2018	184,454	—	1,294,345	(1,955,721)	(476,922)	3,984,200	—	28,941,556	(45,417,709)	(12,491,953)
Columbia Small Cap Value II
Class ADV
12/31/2019	128,403	—	249,343	(599,378)	(221,632)	2,008,512	—	3,495,796	(9,224,620)	(3,720,312)
12/31/2018	227,250	—	201,218	(396,799)	31,669	4,035,866	—	3,708,442	(7,407,431)	336,877
Class I
12/31/2019	355,814	—	314,196	(625,983)	44,027	5,690,798	—	4,571,559	(9,975,856)	286,501
12/31/2018	566,411	—	244,876	(715,737)	95,550	11,432,694	—	4,664,883	(14,142,351)	1,955,226
Class R6
12/31/2019	147,485	—	53,102	(130,644)	69,943	2,329,093	—	773,170	(2,138,313)	963,950
12/31/2018	167,370	—	35,110	(61,775)	140,705	3,303,461	—	669,195	(1,190,120)	2,782,536
Class S
12/31/2019	108,596	—	803,825	(1,160,500)	(248,079)	1,738,590	—	11,647,424	(18,354,263)	(4,968,249)
12/31/2018	300,878	—	632,496	(1,144,288)	(210,914)	5,236,661	—	12,004,777	(22,016,618)	(4,775,180)
Class S2
12/31/2019	14,012	—	24,603	(96,255)	(57,640)	217,859	—	344,194	(1,369,398)	(807,345)
12/31/2018	32,079	—	20,026	(59,021)	(6,916)	626,038	—	368,284	(1,094,565)	(100,243)
Invesco Comstock
Class ADV
12/31/2019	23,490	—	405,684	(205,888)	223,286	434,542	—	6,879,165	(3,877,190)	3,436,517
12/31/2018	51,425	—	19,900	(256,551)	(185,226)	1,004,115	—	343,478	(5,197,952)	(3,850,359)
Class I
12/31/2019	1,465,835	—	2,611,188	(4,745,228)	(668,205)	27,393,184	—	44,729,596	(93,025,245)	(20,902,465)
12/31/2018	5,430,306	—	218,682	(2,397,948)	3,251,040	108,367,907	—	3,805,062	(49,370,454)	62,802,515
Class S
12/31/2019	110,332	—	3,046,424	(11,179,019)	(8,022,263)	2,110,540	—	52,190,119	(191,430,001)	(137,129,342)
12/31/2018	967,823	—	188,601	(2,367,511)	(1,211,087)	19,843,128	—	3,279,768	(48,285,650)	(25,162,754)
Invesco Equity and Income
Class ADV
12/31/2019	65,527	—	73,147	(214,017)	(75,343)	2,800,010	—	3,049,060	(9,083,013)	(3,233,943)
12/31/2018	81,155	—	91,253	(229,247)	(56,839)	3,648,189	—	3,961,563	(9,984,995)	(2,375,243)
Class I
12/31/2019	126,163	—	815,289	(1,785,659)	(844,207)	5,492,160	—	34,708,723	(77,532,643)	(37,331,760)
12/31/2018	104,499	—	1,004,991	(1,787,520)	(678,030)	4,853,395	—	44,057,761	(82,254,303)	(33,343,147)
Class S
12/31/2019	114,538	—	802,541	(1,910,974)	(993,895)	4,882,090	—	33,844,478	(81,926,723)	(43,200,155)
12/31/2018	118,305	—	979,094	(2,134,911)	(1,037,512)	5,275,466	—	42,757,248	(97,706,897)	(49,674,183)
Class S2
12/31/2019	14,180	—	562,504	(1,253,710)	(677,026)	603,985	—	23,339,231	(52,951,647)	(29,008,431)
12/31/2018	78,918	—	678,477	(1,483,010)	(725,615)	3,396,456	—	29,253,116	(67,028,738)	(34,379,166)
Invesco Oppenheimer Global
Class ADV
12/31/2019	550,524	—	1,203,393	(1,013,913)	740,004	9,958,994	—	20,072,596	(18,725,628)	11,305,962
12/31/2018	633,609	—	474,485	(760,606)	347,488	13,358,244	—	9,769,648	(15,739,471)	7,388,421
Class I
12/31/2019	399,408	—	11,474,234	(8,341,131)	3,532,511	7,869,571	—	201,831,773	(162,556,794)	47,144,550
12/31/2018	1,123,768	—	4,936,736	(8,624,635)	(2,564,131)	25,291,868	—	106,189,185	(187,567,248)	(56,086,195)
Class S
12/31/2019	306,206	—	1,913,905	(2,223,422)	(3,311)	5,893,628	—	32,134,460	(41,310,928)	(3,282,840)
12/31/2018	626,522	—	835,391	(2,776,365)	(1,314,452)	13,220,396	—	17,292,594	(58,501,665)	(27,988,675)
Class S2
12/31/2019	28,583	—	52,498	(61,091)	19,990	521,019	—	850,475	(1,040,184)	331,310
12/31/2018	56,448	—	18,913	(29,829)	45,532	1,167,011	—	380,527	(597,991)	949,547

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
JPMorgan Mid Cap Value
Class ADV
12/31/2019	147,351	—	735,530	(736,415)	146,466	2,532,611	—	11,709,923	(12,683,921)	1,558,613
12/31/2018	284,401	—	475,470	(705,865)	54,006	5,101,884	—	8,727,492	(13,480,108)	349,268
Class I
12/31/2019	278,141	—	1,225,099	(1,963,104)	(459,864)	5,008,145	—	20,246,539	(34,862,252)	(9,607,568)
12/31/2018	624,104	—	904,875	(2,968,852)	(1,439,873)	12,311,094	—	16,991,070	(59,119,229)	(29,817,065)
Class S
12/31/2019	145,484	—	1,623,123	(2,015,526)	(246,919)	2,531,494	—	26,438,368	(35,426,352)	(6,456,490)
12/31/2018	171,038	—	1,155,320	(2,416,380)	(1,090,022)	3,188,532	—	21,524,896	(46,776,268)	(22,062,840)
Class S2
12/31/2019	9,591	—	15,685	(55,939)	(30,663)	165,877	—	249,115	(963,085)	(548,093)
12/31/2018	14,255	—	13,541	(64,364)	(36,568)	274,204	—	247,852	(1,240,162)	(718,106)
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12/31/2019	1,089,397	—	911,358	(508,896)	1,491,859	11,810,400	—	9,332,153	(5,384,313)	15,758,240
12/31/2018	798,669	—	688,512	(660,539)	826,642	8,480,509	—	7,077,906	(6,722,707)	8,835,708
Class I
12/31/2019	2,944,906	—	8,249,833	(7,718,800)	3,475,939	36,294,075	—	95,912,625	(91,646,082)	40,560,618
12/31/2018	1,199,176	—	7,399,482	(9,389,775)	(791,117)	14,034,229	—	84,724,065	(109,632,993)	(10,874,699)
Class R6
12/31/2019	963,467	—	210,303	(256,754)	917,016	11,462,681	—	2,445,270	(3,021,502)	10,886,449
12/31/2018	859,308	—	114,839	(237,675)	736,472	10,179,816	—	1,316,053	(2,802,680)	8,693,189
Class S
12/31/2019	404,626	—	447,472	(1,258,034)	(405,936)	4,725,994	—	4,957,916	(13,837,027)	(4,153,117)
12/31/2018	356,278	—	461,138	(1,415,694)	(598,278)	4,036,987	—	5,077,125	(16,026,103)	(6,911,991)
Class S2
12/31/2019	44,777	—	57,985	(47,014)	55,748	482,464	—	597,820	(509,805)	570,479
12/31/2018	94,906	—	43,824	(79,822)	58,908	1,023,328	—	452,699	(875,851)	600,176
T. Rowe Price Growth Equity
Class ADV
12/31/2019	237,759	—	944,122	(351,642)	830,239	18,796,348	—	68,035,018	(27,139,359)	59,692,007
12/31/2018	261,182	—	559,992	(330,772)	490,402	22,951,628	—	45,353,718	(27,985,404)	40,319,942
Class I
12/31/2019	852,152	—	3,355,554	(2,362,090)	1,845,616	76,097,980	—	271,933,502	(203,221,863)	144,809,619
12/31/2018	2,230,797	—	2,199,050	(2,249,562)	2,180,285	213,234,651	—	195,495,575	(213,135,984)	195,594,242
Class S
12/31/2019	140,509	—	1,031,198	(4,740,057)	(3,568,350)	11,705,589	—	79,114,269	(362,347,011)	(271,527,153)
12/31/2018	480,816	—	774,336	(1,066,587)	188,565	46,196,756	—	65,810,841	(94,161,918)	17,845,679
Class S2
12/31/2019	12,524	—	29,320	(37,118)	4,726	992,959	—	2,161,210	(2,930,228)	223,941
12/31/2018	19,695	—	19,769	(23,934)	15,530	1,762,920	—	1,626,233	(2,117,285)	1,271,868

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the "Agreement") with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less ("Permitted Investments"). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of each respective Portfolio's securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2019:

Global Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co. LLC	$2,149	$(2,149)	$—
Societe Generale	4,106,542	(4,106,542)	—
Total	$4,108,691	$(4,108,691)	$—

(1)  Collateral with a fair value of $4,199,320 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

International High Dividend Low Volatility

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc	$3,339,558	$(3,339,558)	$—
Total	$3,339,558	$(3,339,558)	$—

(1)  Collateral with a fair value of $3,512,449 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

American Century Small-Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$25,079	$(25,079)	$—
Barclays Capital Inc	67,014	(67,014)	—
Cantor Fitzgerald & Co	68,530	(68,530)	—
Citadel Clearing LLC	1,750,956	(1,750,956)	—
Citigroup Global Markets Inc	42,194	(42,194)	—
Goldman Sachs & Co. LLC	28,385	(28,385)	—
J.P. Morgan Securities LLC	2,086,768	(2,086,768)	—
Morgan Stanley & Co. LLC	214,312	(214,312)	—
Nomura Securities International, Inc	8,722	(8,722)	—
RBC Capital Markets, LLC	815	(815)	—
Scotia Capital (USA) Inc	2,177	(2,177)	—
Wells Fargo Bank NA	53,002	(53,002)	—
Wells Fargo Securities LLC	2,306,210	(2,306,210)	—
Total	$6,654,164	$(6,654,164)	$—

(1)  Collateral with a fair value of $6,809,732 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Comstock

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$12,474	$(12,474)	$—
Credit Suisse Securities (USA) LLC	1,675,040	(1,675,040)	—
National Bank of Canada Financial Inc	3,794,364	(3,794,364)	—
Total	$5,481,878	$(5,481,878)	$—

(1)  Collateral with a fair value of $5,606,719 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Equity and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$270,400	$(270,400)	$—
BofA Securities Inc	757,226	(757,226)	—
Citadel Clearing LLC	1,197,669	(1,197,669)	—
Citadel Securities LLC	38,066	(38,066)	—
Citigroup Global Markets Inc	2,216,666	(2,216,666)	—
Deutsche Bank Securities Inc	21,438	(21,438)	—
Goldman Sachs & Co. LLC	6,196,412	(6,196,412)	—
HSBC Securities (USA) Inc	808,515	(808,515)	—
J.P. Morgan Securities LLC	1,790,486	(1,790,486)	—
Mizuho Securities USA LLC	2,982,767	(2,982,767)	—
Nomura Securities International, Inc	4,897,279	(4,897,279)	—
Scotia Capital (USA) Inc	256,007	(256,007)	—
Societe Generale	3,800,826	(3,800,826)	—
State Street Bank and Trust Company	2,488,847	(2,488,847)	—
SunTrust Robinson Humphrey, Inc	750,984	(750,984)	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Invesco Equity and Income (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Wells Fargo Bank NA	$1,096,460	$(1,096,460)	$—
Wells Fargo Securities LLC	2,684,670	(2,684,670)	—
Total	$32,254,718	$(32,254,718)	$—

(1)  Collateral with a fair value of $33,057,900 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Oppenheimer Global

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$3,996,668	$(3,996,668)	$—
Barclays Capital Inc	65,152	(65,152)	—
BNP Paribas Prime Brokerage Intl Ltd	875,514	(875,514)	—
BofA Securities Inc	1,659,820	(1,659,820)	—
Citadel Securities LLC	6,238,491	(6,238,491)	—
Citigroup Global Markets Inc	5,610,355	(5,610,355)	—
Credit Suisse Securities (USA) LLC	5,767,876	(5,767,876)	—
J.P. Morgan Securities LLC	4,810,757	(4,810,757)	—
Morgan Stanley & Co. LLC	4,046,912	(4,046,912)	—
National Bank of Canada Financial Inc	66,221	(66,221)	—
State Street Bank and Trust Company	11,348,248	(11,348,248)	—
Wells Fargo Bank NA	2,387,748	(2,387,748)	—
Wells Fargo Securities LLC	1,533,421	(1,533,421)	—
Total	$48,407,183	$(48,407,183)	$—

(1)  Collateral with a fair value of $49,668,469 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$1,863,732	$(1,863,732)	$—
Scotia Capital (USA) Inc	353,037	(353,037)	—
Total	$2,216,769	$(2,216,769)	$—

(1)  Collateral with a fair value of $2,266,832 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Diversified Mid Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc	$2,872,997	$(2,872,997)	$—
BMO Capital Markets Corp	636,792	(636,792)	—
BNP Paribas Prime Brokerage Intl Ltd	2,178,541	(2,178,541)	—
BofA Securities Inc	2,038,315	(2,038,315)	—
Citadel Clearing LLC	10,879,999	(10,879,999)	—

T. Rowe Price Diversified Mid Cap Growth (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	$2,049,802	$(2,049,802)	$—
Citigroup Global Markets Inc	3,953,767	(3,953,767)	—
Credit Suisse AG	5,666,423	(5,666,423)	—
Credit Suisse Securities (USA) LLC	1,325,230	(1,325,230)	—
Goldman Sachs & Co. LLC	3,975,875	(3,975,875)	—
J.P. Morgan Securities LLC	12,652,285	(12,652,285)	—
Jefferies LLC	776,640	(776,640)	—
Morgan Stanley & Co. LLC	12,870,906	(12,870,906)	—
National Bank of Canada Financial Inc	469,171	(469,171)	—
National Financial Services LLC	1,281,385	(1,281,385)	—
Natixis Securities America LLC	692,921	(692,921)	—
RBC Capital Markets, LLC	205,788	(205,788)	—
State Street Bank and Trust Company	13,181,674	(13,181,674)	—
UBS Securities LLC	2,815,788	(2,815,788)	—
Wells Fargo Bank NA	4,422,832	(4,422,832)	—
Wells Fargo Securities LLC	9,659,268	(9,659,268)	—
Total	$94,606,399	$(94,606,399)	$—

(1)  Collateral with a fair value of $96,821,637 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Growth Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc	$693,440	$(693,440)	$—
BofA Securities Inc	195,750	(195,750)	—
Citigroup Global Markets Inc	7,230,270	(7,230,270)	—
Credit Suisse AG	12,594,958	(12,594,958)	—
Goldman Sachs & Co. LLC	2,324,498	(2,324,498)	—
J.P. Morgan Securities LLC	1,276,031	(1,276,031)	—
Jefferies LLC	101,601	(101,601)	—
Morgan Stanley & Co. LLC	5,809,486	(5,809,486)	—
Natixis Securities America LLC	4,747,729	(4,747,729)	—
State Street Bank and Trust Company	6,594,544	(6,594,544)	—
Wells Fargo Securities LLC	21,316,662	(21,316,662)	—
Total	$62,884,969	$(62,884,969)	$—

(1)  Collateral with a fair value of $64,308,606 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), and

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2019:

	Paid-in Capital	Distributable Earnings
Baron Growth	$(800,543)	$800,543
T. Rowe Price Growth Equity	(145,066)	145,066

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2019			Year Ended December 31, 2018
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains
Global Bond	$9,152,687	$—	$—	$7,939,892	$—
International High Dividend Low Volatility	9,130,872	38,959,190	—	10,762,651	—
American Century Small-Mid Cap Value	13,787,968	26,390,436	—	15,059,560	27,932,717
Baron Growth	—	347,944,282	3,765,921	3,009,782	72,863,629
Columbia Contrarian Core	8,509,463	94,000,420	—	4,280,361	28,642,329
Columbia Small Cap Value II	587,957	20,244,186	—	3,298,285	18,117,296
Invesco Comstock	12,865,602	90,933,278	—	7,428,308	—
Invesco Equity and Income	24,218,223	70,723,269	—	26,090,360	93,939,328
Invesco Oppenheimer Global	7,804,476	247,084,828	—	28,967,304	104,664,650
JPMorgan Mid Cap Value	6,411,421	52,232,524	—	7,147,783	40,343,527
T. Rowe Price Diversified Mid Cap Growth	6,834,529	106,411,255	—	7,473,924	91,173,924
T. Rowe Price Growth Equity	2,350,307	418,893,692	—	8,462,876	299,823,491

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2019 were:

	Undistributed	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Ordinary Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Global Bond	$4,115,946	$—	$1,968,768	$(1,205,330)	Short-term	None
				(5,808,433)	Long-term	None
				$(7,013,763)
International High Dividend Low Volatility	13,912,805	50,295,767	26,551,112	—	—	—
American Century Small-Mid Cap Value	6,041,866	—	33,169,294	—	—	—
Baron Growth	—	—	368,305,014	—	—	—
Columbia Contrarian Core	5,738,711	—	9,537,488	—	—	—
Columbia Small Cap Value II	908,378	5,237,516	24,070,667	—	—	—
Invesco Comstock	1,831,301	4,671,973	40,156,837	—	—	—
Invesco Equity and Income	8,154,377	47,794,633	151,671,599	—	—	—
Invesco Oppenheimer Global	15,525,835	51,240,232	747,707,154	—	—	—
JPMorgan Mid Cap Value	678,025	29,286,392	116,154,624	—	—	—
T. Rowe Price Diversified Mid Cap Growth	3,781,909	94,213,163	386,963,632	—	—	—
T. Rowe Price Growth Equity	—	67,430,272	461,996,572	—	—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The Portfolios' major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2019, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2017-08 ("ASU 2017-08"), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios' financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.

NOTE 14 — AUDITOR CHANGE (UNAUDITED)

On September 12, 2019, KPMG LLP ("KPMG") was dismissed as the independent registered public accounting firm to the Company, on behalf of the Portfolios, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

KPMG's reports on the Portfolios' financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios' financial statements for such periods; and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP ("EY") as the Portfolios' independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios' fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios' financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2019, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class ADV	$0.0217	February 3, 2020	Daily
Class I	$0.0267	February 3, 2020	Daily
Class S	$0.0244	February 3, 2020	Daily

Expense Limitation Agreement: The Board approved revised expense limits for each class of Baron Growth. Effective January 1, 2020, through May 1, 2021, the Investment Adviser has further lowered the expense limits to 1.49%, 0.99%, 0.99%, 1.24%, and 1.39% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively.

The Board approved revised expense limits for each class of Columbia Small Cap Value II. Effective January 1, 2020, through May 1, 2021, the Investment Adviser has further lowered the expense limits to 1.45%,

0.95%, 0.95%, 1.20%, and 1.35% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively.

The Board approved revised expense limits for each class of JPMorgan Mid Cap Value. Effective January 1, 2020, through May 1, 2021, the Investment Adviser has further lowered the expense limits to 1.38%, 0.88%, 1.13%, and 1.28% for Class ADV, Class I, Class S, and Class S2, respectively.

The Board approved a new side letter expense limitation agreement with respect to Invesco Comstock. Effective January 1, 2020, the new non-recoupable side letter agreement, through May 1, 2021, is 1.29% 0.79%, 0.79%, 1.04%, and 1.19% for Class ADV, Class I, Class R6, Class S and Class S2, respectively.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 21.1%
		Canada: 0.2%
377,000		Other Securities	$392,242	0.2
		China: 0.3%
601,000		Alibaba Group Holding Ltd., 3.600%, 11/28/2024	632,889	0.3
		France: 0.7%
572,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	591,935	0.3
265,000	(1)	BPCE SA, 2.700%, 10/01/2029	262,807	0.1
287,000	(1)	BPCE SA, 5.150%, 07/21/2024	314,958	0.2
226,000	(1)	Electricite de France SA, 2.350%, 10/13/2020	226,457	0.1
			1,396,157	0.7
		Guernsey: 0.4%
716,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/2020	716,937	0.4
		Ireland: 0.2%
370,000		Other Securities	381,224	0.2
		Japan: 0.9%
200,000	(1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	207,681	0.1
790,000	(1)	MUFG Bank Ltd., 2.300%, 03/05/2020	790,474	0.4
200,000		Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	200,463	0.1
639,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	683,080	0.3
			1,881,698	0.9
Principal Amount†					Value	Percentage of Net Assets
				Mexico: 0.0%
MXN	59,796	(2)		JP Morgan / Hipotecaria su Casita, 6.100%, 09/25/2035	$3,108	0.0
MXN	1,007,437	(3	),(4)	Other Securities	—	—
					3,108	0.0
				Netherlands: 0.8%
	690,000			Shell International Finance BV, 3.250%, 05/11/2025	730,184	0.4
	361,000			Shell International Finance BV, 4.000%, 05/10/2046	411,366	0.2
	300,000	(1)		Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	298,341	0.1
	270,000			Other Securities	271,629	0.1
					1,711,520	0.8
				Norway: 0.2%
	380,000			Other Securities	385,977	0.2
				South Africa: 0.0%
ZAR	1,000,000			Other Securities	76,502	0.0
				Switzerland: 0.4%
	400,000	(1)		Credit Suisse AG, 6.500%, 08/08/2023	446,970	0.2
	250,000			Other Securities	281,926	0.2
					728,896	0.4
				United Kingdom: 1.1%
	200,000	(1)		Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	204,907	0.1
	1,002,000			Santander UK PLC, 2.375%, 03/16/2020	1,002,593	0.5
	230,000	(1)		Standard Chartered PLC, 5.300%, 01/09/2043	277,349	0.1
	688,000			Other Securities	722,386	0.4
					2,207,235	1.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States: 15.9%
185,000	(1)	AbbVie, Inc., 3.200%, 11/21/2029	$188,318	0.1
471,000		AbbVie, Inc., 3.600%- 4.300%, 05/14/2025- 05/14/2036	513,618	0.3
1,033,000		AT&T, Inc., 4.300%- 5.450%, 02/15/2030- 03/01/2047	1,220,945	0.6
1,700,000	(5)	Bank of America Corp., 3.300%- 4.330%, 01/11/2023- 03/15/2050	1,825,203	0.9
266,000	(1)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	287,760	0.1
1,313,000		Citigroup, Inc., 4.000%- 5.500%, 08/05/2024- 07/25/2028	1,445,242	0.7
278,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	289,436	0.1
665,000		Comcast Corp., 2.350%- 5.650%, 01/15/2027- 06/15/2035	746,301	0.4
1,184,000		CVS Health Corp., 2.800%, 07/20/2020	1,187,466	0.6
510,000		CVS Health Corp., 4.300%, 03/25/2028	556,984	0.3
313,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	360,253	0.2
1,026,000		Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,100,883	0.5
Principal Amount†			Value	Percentage of Net Assets
280,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	$296,625	0.2
558,000		Entergy Corp., 5.125%, 09/15/2020	565,663	0.3
200,000		Entergy Louisiana LLC, 4.200%, 04/01/2050	235,977	0.1
281,000	(1)	Fairfax US, Inc., 4.875%, 08/13/2024	300,346	0.2
569,000		Ford Motor Credit Co. LLC, 3.200%, 01/15/2021	572,216	0.3
240,000		Goldman Sachs Group, Inc./ The, 2.625%, 04/25/2021	242,102	0.1
945,000		Goldman Sachs Group, Inc./ The, 3.000%, 04/26/2022	956,802	0.5
250,000	(5)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	250,133	0.1
595,000	(5)	JPMorgan Chase & Co., 2.550%- 6.000%, 03/01/2021- 12/31/2199	631,503	0.3
135,000	(1)	Kraft Heinz Foods Co., 4.875%, 10/01/2049	142,293	0.1
380,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	404,610	0.2
990,000		Morgan Stanley, 3.750%- 4.100%, 02/25/2023- 05/22/2023	1,042,491	0.5
70,000	(1)	MPLX L.P., 5.250%, 01/15/2025	73,479	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
561,000		Verizon Communications, Inc., 4.125%- 4.522%, 03/16/2027- 09/15/2048	$651,791	0.3
670,000	(5)	Wells Fargo & Co., 2.406%- 4.100%, 10/30/2025- 06/03/2026	703,841	0.4
14,068,824		Other Securities	15,124,867	7.5
			31,917,148	15.9
		Total Corporate Bonds/Notes (Cost $40,439,972)	42,431,533	21.1
COLLATERALIZED MORTGAGE OBLIGATIONS: 15.4%
		United States: 15.4%
230,576		Alternative Loan Trust 2005-51 3A2A, 3.530%, (12MTA + 1.290%), 11/20/2035	225,603	0.1
470,839		Banc of America Funding 2005-1 Trust 1A1, 5.500%, 02/25/2035	480,578	0.2
69,096	(5)	Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 4.759%, 05/25/2035	70,571	0.0
297,106		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	292,876	0.2
49,090		Countrywide Alternative Loan Trust 2005- 53T2 2A6, 2.292%, (US0001M + 0.500%), 11/25/2035	27,626	0.0
Principal Amount†				Value	Percentage of Net Assets
246,233			Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.512%, (US0001M + 0.720%), 11/25/2035	$245,204	0.1
266,654	(1	),(5)	CSMC Trust 2015-3 B1, 3.934%, 03/25/2045	277,726	0.1
4,228	(1)		Deutsche ALT- A Securities, Inc. ALT2007- RS1 A2, 2.200%, (US0001M + 0.500%), 01/27/2037	7,213	0.0
666,673			Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.242%, (US0001M + 4.450%), 01/25/2029	704,866	0.4
754,862			Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.142%, (US0001M + 4.350%), 05/25/2029	796,643	0.4
400,000			Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.442%, (US0001M + 3.650%), 09/25/2029	421,709	0.2
500,000			Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.792%, (US0001M + 3.000%), 10/25/2029	522,793	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
500,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.992%, (US0001M + 2.200%), 01/25/2030	$509,006	0.3
300,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.192%, (US0001M + 2.400%), 05/28/2030	305,833	0.2
596,142		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.292%, (US0001M + 2.500%), 05/25/2030	605,760	0.3
600,000		Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.342%, (US0001M + 2.550%), 12/25/2030	611,193	0.3
379,617		Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 3.792%, (US0001M + 2.000%), 03/25/2031	381,513	0.2
400,000	(1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.092%, (US0001M + 2.300%), 08/25/2031	404,043	0.2
Principal Amount†			Value	Percentage of Net Assets
659,170	(1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.192%, (US0001M + 2.400%), 04/25/2031	$667,360	0.3
87,872	(6)	Fannie Mae Interest Strip Series 254 2, 7.500%, 01/25/2024	9,445	0.0
17,663	(6)	Fannie Mae Interest Strip Series 294 2, 7.000%, 02/25/2028	3,474	0.0
153,515	(6)	Fannie Mae Interest Strip Series 319 2, 6.500%, 02/25/2032	31,991	0.0
55,562	(6)	Fannie Mae Interest Strip Series 328 2, 6.000%, 12/25/2032	12,369	0.0
24,337	(6)	Fannie Mae Interest Strip Series 331 5, 6.000%, 02/25/2033	4,840	0.0
29,789	(6)	Fannie Mae Interest Strip Series 332 2, 6.000%, 03/25/2033	6,810	0.0
23,911	(6)	Fannie Mae Interest Strip Series 334 12, 6.000%, 03/25/2033	5,181	0.0
29,617	(6)	Fannie Mae Interest Strip Series 338 2, 5.500%, 07/25/2033	6,016	0.0
12,567	(6)	Fannie Mae Interest Strip Series 356 10, 5.500%, 06/25/2035	2,441	0.0
13,526	(6)	Fannie Mae Interest Strip Series 364 15, 6.000%, 09/25/2035	2,684	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
438,967	(6)		Fannie Mae Interest Strip Series 418 5, 3.500%, 08/25/2043	$69,805	0.0
641,856	(5	),(6)	Fannie Mae Interest Strip Series 418 80, 3.500%, 08/25/2033	82,704	0.0
8,294			Fannie Mae REMIC Trust 1999-14 MB, 6.500%, 04/25/2029	9,060	0.0
11,906			Fannie Mae REMIC Trust 2001-80 ZB, 6.000%, 01/25/2032	13,259	0.0
57,177	(6)		Fannie Mae REMIC Trust 2002-12 SB, 5.958%, (-1.000* US0001M + 7.750%), 07/25/2031	12,024	0.0
34,236	(6)		Fannie Mae REMIC Trust 2002-2 SW, 5.958%, (-1.000* US0001M + 7.750%), 02/25/2032	7,438	0.0
14,619			Fannie Mae REMIC Trust 2002-21 PE, 6.500%, 04/25/2032	16,595	0.0
6,036			Fannie Mae REMIC Trust 2002-29 F, 2.792%, (US0001M + 1.000%), 04/25/2032	6,164	0.0
18,671	(6)		Fannie Mae REMIC Trust 2002-41 S, 6.158%, (-1.000* US0001M + 7.950%), 07/25/2032	3,442	0.0
Principal Amount†			Value	Percentage of Net Assets
1,858		Fannie Mae REMIC Trust 2002-64 FJ, 2.792%, (US0001M + 1.000%), 04/25/2032	$1,897	0.0
3,924		Fannie Mae REMIC Trust 2002-68 FH, 2.245%, (US0001M + 0.500%), 10/18/2032	3,930	0.0
672,454	(6)	Fannie Mae REMIC Trust 2002-77 JS, 6.255%, (-1.000* US0001M + 8.000%), 12/18/2032	141,055	0.1
16,951		Fannie Mae REMIC Trust 2002-84 FB, 2.792%, (US0001M + 1.000%), 12/25/2032	17,312	0.0
16,948		Fannie Mae REMIC Trust 2003-11 FA, 2.792%, (US0001M + 1.000%), 09/25/2032	17,310	0.0
3,631		Fannie Mae REMIC Trust 2003-116 FA, 2.192%, (US0001M + 0.400%), 11/25/2033	3,626	0.0
23,374	(6)	Fannie Mae REMIC Trust 2003-13 IO, 7.000%, 03/25/2033	5,996	0.0
17,089	(6)	Fannie Mae REMIC Trust 2003-26 IK, 7.000%, 04/25/2033	3,926	0.0
7,831	(6)	Fannie Mae REMIC Trust 2003-52 NS, 5.308%, (-1.000* US0001M + 7.100%), 06/25/2023	360	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
414,072	(6)	Fannie Mae REMIC Trust 2004-56 SE, 5.758%, (-1.000* US0001M + 7.550%), 10/25/2033	$79,646	0.0
24,925		Fannie Mae REMIC Trust 2005-25 PS, 20.275%, (-4.400* US0001M + 28.160%), 04/25/2035	42,015	0.0
11,926	(6)	Fannie Mae REMIC Trust 2005-40 SB, 4.958%, (-1.000* US0001M + 6.750%), 05/25/2035	1,713	0.0
38,286		Fannie Mae REMIC Trust 2005-71 DB, 4.500%, 08/25/2025	39,131	0.0
112,127		Fannie Mae REMIC Trust 2005-74 DK, 16.832%, (-4.000* US0001M + 24.000%), 07/25/2035	175,273	0.1
301,887		Fannie Mae REMIC Trust 2005-87 SB, 17.263%, (-3.667* US0001M + 23.833%), 10/25/2035	471,514	0.2
185,880		Fannie Mae REMIC Trust 2006-104 ES, 24.490%, (-5.000* US0001M + 33.450%), 11/25/2036	335,063	0.2
13,536		Fannie Mae REMIC Trust 2006-11 PS, 17.996%, (-3.667* US0001M + 24.567%), 03/25/2036	22,028	0.0
Principal Amount†			Value	Percentage of Net Assets
34,665		Fannie Mae REMIC Trust 2006-46 SW, 17.629%, (-3.667* US0001M + 24.199%), 06/25/2036	$52,111	0.0
7,455,744	(6)	Fannie Mae REMIC Trust 2006-51 SA, 4.778%, (-1.000* US0001M + 6.570%), 06/25/2036	1,397,595	0.7
62,422	(6)	Fannie Mae REMIC Trust 2006-90 SX, 5.438%, (-1.000* US0001M + 7.230%), 09/25/2036	11,581	0.0
7,426,407	(6)	Fannie Mae REMIC Trust 2007-116 DI, 4.148%, (-1.000* US0001M + 5.940%), 01/25/2038	1,396,826	0.7
53,125	(6)	Fannie Mae REMIC Trust 2007-88 XI, 4.748%, (-1.000* US0001M + 6.540%), 06/25/2037	11,046	0.0
683,108	(6)	Fannie Mae REMIC Trust 2007-89 SB, 4.758%, (-1.000* US0001M + 6.550%), 09/25/2037	109,218	0.1
1,449,472	(6)	Fannie Mae REMIC Trust 2007-94 SG, 4.658%, (-1.000* US0001M + 6.450%), 10/25/2037	290,474	0.2
248,774		Fannie Mae REMIC Trust 2010-109 SN, 16.544%, (-5.000* US0001M + 25.000%), 10/25/2040	634,878	0.3
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
93,347		Fannie Mae REMIC Trust 2010-155 PL, 5.000%, 07/25/2040	$99,746	0.1
2,808,115	(6)	Fannie Mae REMIC Trust 2011-55 SK, 4.768%, (-1.000* US0001M + 6.560%), 06/25/2041	572,205	0.3
2,235,555	(6)	Fannie Mae REMIC Trust 2011-86 NS, 4.158%, (-1.000* US0001M + 5.950%), 09/25/2041	356,487	0.2
1,441,018	(6)	Fannie Mae REMIC Trust 2012-10 US, 4.658%, (-1.000* US0001M + 6.450%), 02/25/2042	186,471	0.1
1,168,695	(6)	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/2042	156,123	0.1
3,843,466	(6)	Fannie Mae REMIC Trust 2012-133 PS, 4.408%, (-1.000* US0001M + 6.200%), 03/25/2042	373,538	0.2
1,919,059	(6)	Fannie Mae REMIC Trust 2012-144 SB, 4.308%, (-1.000* US0001M + 6.100%), 01/25/2043	427,387	0.2
1,988,279	(6)	Fannie Mae REMIC Trust 2012-27 SB, 4.188%, (-1.000* US0001M + 5.980%), 11/25/2041	272,676	0.1
Principal Amount†			Value	Percentage of Net Assets
23,601		Fannie Mae REMIC Trust 2013-130 ST, 8.000%, (-16.000* US0001M + 64.000%), 05/25/2043	$26,437	0.0
1,267,031	(6)	Fannie Mae REMIC Trust 2013-64 LI, 3.000%, 06/25/2033	145,748	0.1
7,393,218	(6)	Fannie Mae REMICS 2012-138 DI, 3.000%, 12/25/2027	482,820	0.2
6,700,497	(6)	Freddie Mac 3502 DL, 4.260%, (-1.000* US0001M + 6.000%), 01/15/2039	1,234,061	0.6
24,568		Freddie Mac REMIC Trust 1360 PZ, 7.500%, 09/15/2022	25,782	0.0
16,301		Freddie Mac REMIC Trust 1674 Z, 6.750%, 02/15/2024	17,279	0.0
32,553		Freddie Mac REMIC Trust 1897 K, 7.000%, 09/15/2026	35,695	0.0
7,245	(6)	Freddie Mac REMIC Trust 2035 PE, 7.000%, 03/15/2028	1,408	0.0
37,761	(6)	Freddie Mac REMIC Trust 2049 PL, 7.000%, 04/15/2028	7,077	0.0
19,762		Freddie Mac REMIC Trust 2122 F, 2.190%, (US0001M + 0.450%), 02/15/2029	19,435	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
59,403	(6)	Freddie Mac REMIC Trust 2134 SB, 5.960%, (-1.000* US0001M + 7.700%), 03/15/2029	$8,681	0.0
63,313	(6)	Freddie Mac REMIC Trust 2136 SG, 5.910%, (-1.000* US0001M + 7.650%), 03/15/2029	10,515	0.0
85,181	(6)	Freddie Mac REMIC Trust 2177 SB, 7.210%, (-1.000* US0001M + 8.950%), 08/15/2029	16,202	0.0
10,107		Freddie Mac REMIC Trust 2344 FP, 2.690%, (US0001M + 0.950%), 08/15/2031	10,299	0.0
4,357		Freddie Mac REMIC Trust 2412 GF, 2.690%, (US0001M + 0.950%), 02/15/2032	4,441	0.0
35,904		Freddie Mac REMIC Trust 2415 ZA, 6.500%, 02/15/2032	41,583	0.0
5,554		Freddie Mac REMIC Trust 2464 FI, 2.740%, (US0001M + 1.000%), 02/15/2032	5,671	0.0
5,697		Freddie Mac REMIC Trust 2470 LF, 2.740%, (US0001M + 1.000%), 02/15/2032	5,817	0.0
Principal Amount†			Value	Percentage of Net Assets
8,091		Freddie Mac REMIC Trust 2471 FD, 2.740%, (US0001M + 1.000%), 03/15/2032	$8,261	0.0
6,578		Freddie Mac REMIC Trust 2504 FP, 2.240%, (US0001M + 0.500%), 03/15/2032	6,588	0.0
23,605		Freddie Mac REMIC Trust 2551 LF, 2.240%, (US0001M + 0.500%), 01/15/2033	23,663	0.0
46,649		Freddie Mac REMIC Trust 2676 KY, 5.000%, 09/15/2023	48,434	0.0
315,473		Freddie Mac REMIC Trust 2750 XG, 5.000%, 02/15/2034	350,388	0.2
260,755		Freddie Mac REMIC Trust 2890 PE, 5.000%, 11/15/2034	286,676	0.1
51,461		Freddie Mac REMIC Trust 3001 HT, 8.000%, (-6.667* US0001M + 44.667%), 05/15/2035	58,169	0.0
52,483	(6)	Freddie Mac REMIC Trust 3004 SB, 4.410%, (-1.000* US0001M + 6.150%), 07/15/2035	6,428	0.0
11,984		Freddie Mac REMIC Trust 3025 SJ, 18.371%, (-3.667* US0001M + 24.750%), 08/15/2035	19,365	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
660,387	(6)	Freddie Mac REMIC Trust 3223 S, 4.210%, (-1.000* US0001M + 5.950%), 10/15/2036	$97,387	0.1
1,961,439	(6)	Freddie Mac REMIC Trust 3505 SA, 4.260%, (-1.000* US0001M + 6.000%), 01/15/2039	384,188	0.2
2,231,095	(6)	Freddie Mac REMIC Trust 3702 S, 2.710%, (-1.000* US0001M + 4.450%), 05/15/2036	242,467	0.1
489,567	(6)	Freddie Mac REMIC Trust 3710 SL, 4.260%, (-1.000* US0001M + 6.000%), 05/15/2036	5,859	0.0
2,205,813	(6)	Freddie Mac REMIC Trust 3925 SD, 4.310%, (-1.000* US0001M + 6.050%), 07/15/2040	220,366	0.1
1,098,907	(6)	Freddie Mac REMIC Trust 4136 SW, 4.510%, (-1.000* US0001M + 6.250%), 11/15/2032	150,606	0.1
543,096	(6)	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/2043	92,378	0.1
8,197,353	(6)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	1,186,749	0.6
991,102	(6)	Freddie Mac Series 4120 IK, 3.000%, 10/15/2032	107,039	0.1
Principal Amount†		Value	Percentage of Net Assets
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 5.692%, (US0001M + 3.900%), 12/25/2027	$258,724	0.1
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.492%, (US0001M + 4.700%), 04/25/2028	110,882	0.1
168,807	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 5.592%, (US0001M + 3.800%), 03/25/2025	173,232	0.1
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.242%, (US0001M + 3.450%), 10/25/2029	533,114	0.3
400,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.292%, (US0001M + 2.500%), 03/25/2030	409,771	0.2
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.442%, (US0001M + 2.650%), 12/25/2029	617,068	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
55,496	(5)		Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.601%, 10/25/2046	$55,848	0.0
346,044			Ginnie Mae Series 2007-8 SP, 16.327%, (-3.242* US0001M + 22.049%), 03/20/2037	541,406	0.3
214,589	(6)		Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	708	0.0
1,791,448	(6)		Ginnie Mae Series 2010-68 MS, 4.085%, (-1.000* US0001M + 5.850%), 06/20/2040	305,039	0.1
1,260,408	(6)		Ginnie Mae Series 2012-97 SC, 4.960%, (-1.000* US0001M + 6.700%), 07/16/2041	219,507	0.1
215,339			GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 2.002%, (US0001M + 0.210%), 04/25/2036	207,738	0.1
220,041	(1	),(5)	GS Mortgage- Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	223,449	0.1
191,044	(1	),(5)	GS Mortgage- Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	193,947	0.1
Principal Amount†				Value	Percentage of Net Assets
559,317			IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.002%, (US0001M + 0.210%), 04/25/2046	$531,263	0.3
200,000	(1	),(5)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	203,094	0.1
400,000	(1	),(5)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	407,687	0.2
288,631	(1	),(5)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 12/31/2049	292,336	0.2
615,843	(5)		JP Morgan Mortgage Trust 2005-A4 B1, 4.329%, 07/25/2035	625,906	0.3
63,388	(5)		JP Morgan Mortgage Trust 2007-A1 7A1, 4.459%, 07/25/2035	64,316	0.1
253,002	(1	),(5)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	254,431	0.1
282,766	(1	),(5)	JP Morgan Mortgage Trust 2017-3 B1, 3.845%, 08/25/2047	295,115	0.2
257,765	(1	),(5)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	264,572	0.1
138,105			Lehman XS Trust Series 2005-5N 1A2, 2.152%, (US0001M + 0.360%), 11/25/2035	127,853	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
59,020	(1	),(5)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	$59,894	0.0
5,993,590	(5	),(6)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.276%, 08/25/2045	216,834	0.1
37,808	(5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.693%, 10/25/2036	37,237	0.0
709,490	(5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.522%, 12/25/2036	684,874	0.3
130,284	(5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.875%, 08/25/2046	126,517	0.1
290,352	(5)		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.804%, 12/25/2036	290,949	0.2
79,955	(5)		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.501%, 04/25/2037	73,758	0.0
Principal Amount†					Value	Percentage of Net Assets
	96,763			Wells Fargo Alternative Loan 2007-PA2 2A1, 2.222%, (US0001M + 0.430%), 06/25/2037	$80,386	0.0
	181,417	(1	),(5)	WinWater Mortgage Loan Trust 2015-5 B4, 3.777%, 08/20/2045	181,041	0.1
	3,644,141			Other Securities	1,318,228	0.7
				Total Collateralized Mortgage Obligations (Cost $28,696,758)	30,954,701	15.4
SOVEREIGN BONDS: 10.9%
				Brazil: 1.0%
BRL	7,000,000			Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	1,956,881	1.0
				Chile: 0.1%
CLP	155,000,000			Other Securities	249,832	0.1
				Germany: 4.8%
EUR	1,010,000	(7)		Bundesobligation, -0.620%, 10/08/2021	1,145,550	0.6
EUR	660,000			Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/2046	1,160,885	0.6
EUR	5,770,000			Bundesrepublik Deutschland, 0.500%, 02/15/2025	6,798,348	3.4
EUR	360,000			Bundesrepublik Deutschland Bundesanleihe, 0.000%- 2.000%, 08/15/2023- 08/15/2048	468,048	0.2
EUR	10,000			Other Securities	11,231	0.0
					9,584,062	4.8
				Indonesia: 0.2%
IDR	6,452,000,000			Other Securities	498,453	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Italy: 0.7%
EUR	438,000	(1)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	$636,608	0.3
EUR	438,000	(1)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	690,841	0.4
				1,327,449	0.7
			Mexico: 0.5%
MXN	18,580,000		Mexican Bonos, 7.750%, 11/13/2042	1,043,104	0.5
			Peru: 1.0%
PEN	5,649,000	(1)	Peru Government Bond, 6.150%, 08/12/2032	1,933,840	1.0
			Portugal: 0.7%
EUR	1,135,000	(1)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	1,523,141	0.7
			Russia: 0.7%
RUB	76,937,000		Russian Federal Bond - OFZ, 7.250%, 05/10/2034	1,336,903	0.7
			Spain: 1.2%
EUR	870,000	(1)	Spain Government Bond, 1.450%, 04/30/2029	1,067,001	0.5
EUR	908,000	(1)	Spain Government Bond, 2.700%, 10/31/2048	1,354,718	0.7
				2,421,719	1.2
			Total Sovereign Bonds (Cost $21,625,098)	21,875,384	10.9
Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 11.4%
		Treasury Inflation Indexed Protected Securities: 3.1%
6,199,403		0.250%, 07/15/2029	$6,261,830	3.1
		U.S. Treasury Bonds: 1.8%
3,505,000		2.250%, 08/15/2049	3,397,174	1.7
250,000		3.500%, 02/15/2039	299,401	0.1
			3,696,575	1.8
		U.S. Treasury Notes: 6.5%
2,399,600		1.625%, 12/31/2021	2,402,021	1.2
1,691,000		1.625%, 12/15/2022	1,691,803	0.8
1,927,500		1.750%, 12/31/2024	1,931,873	1.0
2,730,000		1.750%, 12/31/2026	2,714,213	1.4
4,152,000	(8)	1.750%, 11/15/2029	4,086,637	2.0
278,000		1.500%- 2.125%, 01/31/2021- 10/31/2024	279,313	0.1
			13,105,860	6.5
		Total U.S. Treasury Obligations (Cost $23,086,125)	23,064,265	11.4
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.5%
		Federal Home Loan Mortgage Corporation: 0.4%(9)
806,761		4.000%-6.500%, 01/01/2020- 05/01/2046	857,305	0.4
		Federal National Mortgage Association: 0.0%
88,597		4.521%, (US0012M + 1.777%), 10/01/2036	93,426	0.0
		Government National Mortgage Association: 2.1%
4,100,000	(10)	3.000%, 01/20/2050	4,209,046	2.1
46,625		5.000%- 6.500%, 04/15/2034- 02/20/2035	52,242	0.0
			4,261,288	2.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Uniform Mortgage-Backed Securities: 5.0%
4,173,683			3.500%, 08/01/2049	$4,290,799	2.1
2,312,985			3.500%, 09/01/2049	2,378,652	1.2
2,531,980			4.000%, 06/01/2049	2,632,414	1.3
650,772			2.500%- 7.500%, 05/01/2021- 05/01/2045	709,468	0.4
				10,011,333	5.0
			Total U.S. Government Agency Obligations (Cost $15,142,874)	15,223,352	7.5
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.1%
			United States: 9.1%
6,909,108	(5	),(6)	BANK 2017- BNK5 XA, 1.082%, 06/15/2060	391,581	0.2
900,000	(1	),(5)	BANK 2017- BNK6 E, 2.653%, 07/15/2060	654,448	0.3
1,948,000	(1	),(5),(6)	BANK 2017- BNK6 XE, 1.500%, 07/15/2060	184,765	0.1
995,608	(5	),(6)	BANK 2019- BNK16 XA, 0.967%, 02/15/2052	69,766	0.1
8,020,000	(1	),(5),(6)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	265,846	0.1
210,000	(1)		Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	187,755	0.1
1,197,424	(5	),(6)	Benchmark 2019-B9 XA Mortgage Trust, 1.047%, 03/15/2052	94,565	0.0
Principal Amount†				Value	Percentage of Net Assets
690,000	(1)		BX Commercial Mortgage Trust 2019-XL J, 4.390%, (US0001M + 2.650%), 10/15/2036	$692,611	0.3
270,000	(1)		BX Trust 2019-OC11 E, 4.076%, 12/09/2041	262,206	0.1
1,834,338	(5	),(6)	CD 2016-CD1 Mortgage Trust XA, 1.409%, 08/10/2049	130,551	0.1
7,900,000	(5	),(6)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.846%, 08/10/2049	406,043	0.2
3,208,075	(5	),(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.109%, 10/12/2050	203,994	0.1
3,244,376	(5	),(6)	COMM 2012- CR1 XA, 1.856%, 05/15/2045	119,811	0.0
9,501,587	(1	),(5),(6)	COMM 2012- LTRT XA, 0.930%, 10/05/2030	184,180	0.1
11,181,226	(5	),(6)	COMM 2014- CR16 XA, 0.978%, 04/10/2047	398,668	0.2
570,000	(1	),(5)	COMM 2014- LC15 D Mortgage Trust, 4.984%, 04/10/2047	579,591	0.3
570,000	(5)		COMM 2016- COR1 C, 4.383%, 10/10/2049	591,346	0.3
4,398,398	(5	),(6)	COMM 2016- CR28 XA, 0.687%, 02/10/2049	137,854	0.1
1,000,000	(5)		COMM 2017- COR2 C, 4.562%, 09/10/2050	1,061,870	0.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
290,000	(1	),(5)	DBJPM 16-C3 Mortgage Trust, 3.491%, 08/10/2049	$279,017	0.1
1,269,940	(1	),(5),(6)	DBUBS 2011- LC1A XA, 0.700%, 11/10/2046	4,891	0.0
270,000	(1)		Fontainebleau Miami Beach Trust 2019- FBLU F, 4.095%, 12/10/2036	265,241	0.1
3,840,000	(5	),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.815%, 01/25/2043	109,266	0.1
7,000,000	(5	),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	426,569	0.2
36,859,883	(1	),(6)	FREMF Mortgage Trust 2012- K17 X2A, 0.100%, 12/25/2044	54,844	0.0
255,000	(1)		GPT 2018- GPP D Mortgage Trust, 3.590%, (US0001M + 1.850%), 06/15/2035	252,932	0.1
450,000	(1	),(5)	GRACE 2014- GRCE F Mortgage Trust, 3.590%, 06/10/2028	451,670	0.2
100,000	(1	),(5)	GS Mortgage Securities Trust 2010- C2 F, 4.548%, 12/10/2043	98,860	0.0
Principal Amount†				Value	Percentage of Net Assets
1,934,226	(5	),(6)	GS Mortgage Securities Trust 2012- GCJ7 XA, 2.161%, 05/10/2045	$54,077	0.0
180,000	(1)		GS Mortgage Securities Trust 2013- GC16 G, 3.500%, 11/10/2046	156,717	0.1
3,952,071	(5	),(6)	GS Mortgage Securities Trust 2013- GC16 XA, 1.035%, 11/10/2046	135,135	0.1
690,000	(1	),(5)	GS Mortgage Securities Trust 2016- GS4 E, 3.800%, 11/10/2049	553,680	0.3
2,313,067	(5	),(6)	GS Mortgage Securities Trust 2017- GS6 XA, 1.042%, 05/10/2050	150,576	0.1
410,000	(1	),(5)	GS Mortgage Securities Trust 2019- GC40 DBD, 3.550%, 07/10/2052	408,858	0.2
310,000	(1	),(5)	GS Mortgage Securities Trust 2019- GC40 DBE, 3.550%, 07/10/2052	302,346	0.1
360,000	(1	),(5)	Jackson Park Trust 2019- LIC F, 3.242%, 10/14/2039	310,809	0.2
1,740,000	(1	),(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011- C5 E, 4.000%, 08/15/2046	1,707,112	0.8

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
5,715,174	(5	),(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2012- CIBX XA, 1.478%, 06/15/2045	$126,374	0.1
660,000	(5)		JPMBB Commercial Mortgage Securities Trust 2014- C18 AS, 4.439%, 02/15/2047	703,060	0.4
3,024,022	(1	),(5),(6)	LSTAR Commercial Mortgage Trust 2017- 5 X, 1.084%, 03/10/2050	119,413	0.1
1,090,000	(1	),(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2012- C6 E, 4.608%, 11/15/2045	1,100,551	0.6
18,750,000	(1	),(5),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.455%, 12/15/2047	410,893	0.2
440,000	(1	),(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014- C15 D, 4.910%, 04/15/2047	461,706	0.2
570,000	(1	),(5)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	584,265	0.3
Principal Amount†				Value	Percentage of Net Assets
170,000	(1)		MRCD 2019- PARK E Mortgage Trust, 2.718%, 12/15/2036	$160,911	0.1
320,000	(1)		MRCD 2019- PARK F Mortgage Trust, 2.718%, 12/15/2036	297,747	0.2
220,000	(1)		Wells Fargo Commercial Mortgage Trust 2010- C1 F, 4.000%, 11/15/2043	217,836	0.1
3,123,618	(1	),(5),(6)	WFRBS Commercial Mortgage Trust 2012- C8 XA, 1.811%, 08/15/2045	112,769	0.0
550,000	(1	),(5)	WFRBS Commercial Mortgage Trust 2013- C11 F, 4.261%, 03/15/2045	531,150	0.3
330,000	(1	),(5)	WFRBS Commercial Mortgage Trust 2013- C14 D, 3.977%, 06/15/2046	314,981	0.2
9,269,806	(5	),(6)	WFRBS Commercial Mortgage Trust 2014- C19 XA, 1.032%, 03/15/2047	293,335	0.1
534,698			Other Securities	529,084	0.3
			Total Commercial Mortgage- Backed Securities (Cost $17,838,337)	18,304,126	9.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 4.3%
		Cayman Islands: 1.1%
500,000	(1)	Barings Clo Ltd. 2019- 4A C, 4.703%, (US0003M + 2.800%), 01/15/2033	$499,980	0.3
400,000	(1)	Clear Creek CLO 2015- 1A CR, 3.916%, (US0003M + 1.950%), 10/20/2030	386,419	0.2
400,000	(1)	Galaxy XXI CLO Ltd. 2015-21A CR, 3.716%, (US0003M + 1.750%), 04/20/2031	380,219	0.2
500,000	(1)	Jay Park CLO Ltd. 2016- 1A BR, 3.966%, (US0003M + 2.000%), 10/20/2027	487,852	0.2
400,000	(1)	Shackleton CLO Ltd. 2019-15A C, 4.703%, (US0003M + 2.800%), 01/15/2030	399,984	0.2
			2,154,454	1.1
		United States: 3.2%
500,000	(1)	AMMC CLO 16 Ltd. 2015- 16A CR, 4.351%, (US0003M + 2.350%), 04/14/2029	497,478	0.3
412,500	(1)	BlueMountain CLO 2013- 2A CR, 3.903%, (US0003M + 1.950%), 10/22/2030	395,011	0.2
400,000	(1)	CIFC Funding 2013-IA BR Ltd., 4.401%, (US0003M + 2.400%), 07/16/2030	390,420	0.2
Principal Amount†				Value	Percentage of Net Assets
281,072	(5)		Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.866%, 03/25/2036	$194,696	0.1
1,040,000	(1)		Invitation Homes 2018- SFR1 D Trust, 3.187%, (US0001M + 1.450%), 03/17/2037	1,039,471	0.5
500,000	(1)		LCM XXIV Ltd. 24A C, 4.216%, (US0003M + 2.250%), 03/20/2030	482,812	0.2
250,000	(1)		Madison Park Funding XXVII Ltd. 2018-27A B, 3.766%, (US0003M + 1.800%), 04/20/2030	240,910	0.1
400,000	(1)		Madison Park Funding XXXI Ltd. 2018-31A C, 4.084%, (US0003M + 2.150%), 01/23/2031	397,132	0.2
200,000	(1	),(5)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	204,365	0.1
575,000	(1)		Palmer Square Loan Funding 2017-1A D Ltd., 6.851%, (US0003M + 4.850%), 10/15/2025	571,651	0.3
250,000	(1)		Palmer Square Loan Funding 2018-1A C Ltd., 3.851%, (US0003M + 1.850%), 04/15/2026	242,378	0.1
1,060,000	(1)		Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,084,110	0.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†					Value	Percentage of Net Assets
				United States (continued)
	250,000	(1)		THL Credit Wind River 2013-2A CR CLO Ltd., 4.003%, (US0003M + 2.000%), 10/18/2030	$234,943	0.1
	560,000	(1)		THL Credit Wind River 2017-3A C CLO Ltd., 4.201%, (US0003M + 2.200%), 10/15/2030	551,369	0.3
					6,526,746	3.2
				Total Asset- Backed Securities (Cost $8,741,366)	8,681,200	4.3
STRUCTURED NOTES: 0.0%
				Russia: 0.0%
RUB	3,958,045	(2)		Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/2034	10,692	0.0
				Total Structured Notes (Cost $141,849)	10,692	0.0
Shares					Value	Percentage of Net Assets
COMMON STOCK: 0.0%
				United States: 0.0%
	48,209	(4	),(11),(12)	Other Securities	$27,672	0.0
				Total Common Stock (Cost $1,305,735)	27,672	0.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 19.3%
	United States: 19.3%
643,128	Voya Emerging Markets Corporate Debt Fund - Class P	$6,534,186	3.3
1,127,507	Voya Emerging Markets Hard Currency Debt Fund - Class P	11,083,391	5.5
1,853,229	Voya Emerging Markets Local Currency Debt Fund - Class P	13,806,553	6.9
905,054	Voya High Yield Bond Fund - Class P	7,285,686	3.6
	Total Mutual Funds (Cost $40,499,130)	38,709,816	19.3
		Value	Percentage of Net Assets
PURCHASED OPTIONS(13): 0.0%
	Total Purchased Options (Cost $72,275)	$42,509	0.0
	Total Long- Term Investments (Cost $197,589,519)	199,325,250	99.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
		Repurchase Agreements: 2.1%
1,000,000	(14)	Bank of Montreal, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.500%- 5.000%, Market Value plus accrued interest $1,020,000, due 04/20/49- 12/01/49)	$1,000,000	0.5
1,000,000	(14)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.500%- 6.500%, Market Value plus accrued interest $1,020,089, due 09/01/24- 11/01/49)	1,000,000	0.5
Principal Amount†			Value	Percentage of Net Assets
199,320	(14)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $199,337, collateralized by various U.S. Government Securities, 0.000%- 8.500%, Market Value plus accrued interest $203,324, due 01/15/20- 11/15/48)	$199,320	0.1
1,000,000	(14)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%- 9.000%, Market Value plus accrued interest $1,020,000, due 02/13/20- 09/20/69)	1,000,000	0.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
1,000,000	(14)	Morgan Stanley, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.000%- 6.500%, Market Value plus accrued interest $1,020,000, due 07/01/27- 01/01/50)	$1,000,000	0.5
		Total Repurchase Agreements (Cost $4,199,320)	4,199,320	2.1
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.9%
1,917,000	(15)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $1,917,000)	$1,917,000	0.9
		Total Short- Term Investments (Cost $6,116,320)	6,116,320	3.0
		Total Investments in Securities (Cost $203,705,839)	$205,441,570	102.0
		Liabilities in Excess of Other Assets	(4,103,028)	(2.0)
		Net Assets	$201,338,542	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(3)  The grouping contains securities in default.

(4)  The grouping contains Level 3 securities.

(5)  Variable rate security. Rate shown is the rate in effect as of December 31, 2019.

(6)  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)  Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2019.

(8)  Security, or a portion of the security, is on loan.

(9)  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(10)  Settlement is on a when-issued or delayed-delivery basis.

(11)  The grouping contains securities on loan.

(12)  The grouping contains non-income producing securities.

(13)  The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(14)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(15)  Rate shown is the 7-day yield as of December 31, 2019.

Currency Abbreviations:

BRL  Brazilian Real

CLP  Chilean Peso

EUR  EU Euro

IDR  Indonesian Rupiah

MXN  Mexican Peso

PEN  Peruvian Nuevo Sol

RUB  Russian Ruble

ZAR  South African Rand

Reference Rate Abbreviations:

12MTA  12-month Treasury Average

US0001M  1-month LIBOR

US0003M  3-month LIBOR

US0012M  12-month LIBOR

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Affiliated Investment Companies	19.2%
Collateralized Mortgage Obligations	15.4
Sovereign Bonds	10.9
Commercial Mortgage-Backed Securities	9.1
Financial	8.5
U.S. Treasury Obligations	8.3
Uniform Mortgage-Backed Securities	5.0
Other Asset-Backed Securities	4.3
Consumer, Non-cyclical	3.4
Treasury Inflation Indexed Protected Securities	3.1
U.S. Government Agency Obligations	2.6
Communications	2.5
Energy	2.3
Utilities	2.0
Consumer, Cyclical	1.1
Technology	0.6
Industrial	0.5
Basic Materials	0.2
Materials	0.0
Communication Services	0.0
Purchased Options	0.0
Structured Notes	0.0
Short-Term Investments	3.0
Liabilities in Excess of Other Assets	(2.0)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
United States	$27,672	$—	$—	$27,672
Total Common Stock	27,672	—	—	27,672
Mutual Funds	38,709,816	—	—	38,709,816
Purchased Options	—	42,509	—	42,509
Corporate Bonds/Notes	—	42,428,425	3,108	42,431,533
Collateralized Mortgage Obligations	—	30,954,701	—	30,954,701
Asset-Backed Securities	—	8,681,200	—	8,681,200
Commercial Mortgage-Backed Securities	—	18,304,126	—	18,304,126
U.S. Government Agency Obligations	—	15,223,352	—	15,223,352
Sovereign Bonds	—	21,875,384	—	21,875,384
U.S. Treasury Obligations	—	23,064,265	—	23,064,265
Structured Notes	—	—	10,692	10,692
Short-Term Investments	1,917,000	4,199,320	—	6,116,320
Total Investments, at fair value	$40,654,488	$164,773,282	$13,800	$205,441,570
Other Financial Instruments+
Centrally Cleared Swaps	—	2,234,359	—	2,234,359
Forward Foreign Currency Contracts	—	1,589,016	—	1,589,016
Futures	225,219	—	—	225,219
Total Assets	$40,879,707	$168,596,657	$13,800	$209,490,164

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,392,652)	$—	$(1,392,652)
Forward Foreign Currency Contracts	—	(790,727)	—	(790,727)
Forward Premium Swaptions	—	(1,061)	—	(1,061)
Futures	(405,741)	—	—	(405,741)
OTC Swaps	—	(5,341)	—	(5,341)
Volatility Swaps	—	(31,815)	—	(31,815)
Written Options	—	(2,276)	—	(2,276)
Total Liabilities	$(405,741)	$(2,223,872)	$—	$(2,629,613)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/19	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund — Class P	$10,570,022	$356,963	$(5,232,154)	$839,355	$6,534,186	$356,954	$(228,650)	$—
Voya Emerging Markets Hard Currency Debt Fund — Class P	15,377,081	583,024	(6,639,600)	1,762,886	11,083,391	583,015	(639,603)	—
Voya Emerging Markets Local Currency Debt Fund — Class P	12,193,671	455,122	—	1,157,760	13,806,553	455,117	—	—
Voya High Yield Bond Fund — Class P	11,948,411	488,693	(6,068,085)	916,667	7,285,686	488,692	(68,086)	—
	$50,089,185	$1,883,802	$(17,939,839)	$4,676,668	$38,709,816	$1,883,778	$(936,339)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2019, the following forward foreign currency contracts were outstanding for Voya Global Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
UAH	8,564,560	USD	360,917	Bank of America N.A.	02/07/20	$43,801
USD	1,065,000	GBP	817,773	Barclays Bank PLC	01/17/20	(18,678)
NZD	2,092,724	USD	1,396,000	Barclays Bank PLC	01/17/20	13,125
EUR	1,276,620	USD	1,420,000	Barclays Bank PLC	01/17/20	13,276
AUD	2,262,175	USD	1,571,000	Barclays Bank PLC	01/17/20	17,063
USD	827,000	SEK	7,720,912	Barclays Bank PLC	01/17/20	2,097
USD	76,000	KRW	88,274,760	Barclays Bank PLC	02/07/20	(435)
USD	1,212,750	ZAR	18,110,110	Barclays Bank PLC	02/07/20	(74,154)
USD	496,628	MXN	9,652,636	Barclays Bank PLC	02/07/20	(11,119)
USD	1,663,571	RUB	106,686,321	Barclays Bank PLC	02/07/20	(47,748)
USD	992,792	COP	3,308,469,590	Barclays Bank PLC	02/07/20	(12,338)
USD	442,587	HUF	130,737,444	Barclays Bank PLC	02/07/20	(1,288)
ZAR	7,578,053	USD	511,000	Barclays Bank PLC	02/07/20	27,496
IDR	245,079,044	USD	17,408	Barclays Bank PLC	02/07/20	257
USD	40,000	RUB	2,566,456	Barclays Bank PLC	02/07/20	(1,168)
USD	2,607,210	PEN	8,725,659	Barclays Bank PLC	02/07/20	(23,325)
USD	33,583	MYR	138,881	Barclays Bank PLC	02/07/20	(444)
NOK	30,702,931	USD	3,358,335	BNP Paribas	01/17/20	139,090
SEK	69,646,518	USD	7,331,091	BNP Paribas	01/17/20	109,945
USD	612,973	IDR	8,637,397,808	BNP Paribas	02/07/20	(9,602)
USD	54,711	PHP	2,765,071	BNP Paribas	02/07/20	217
HKD	379,429	USD	48,416	BNP Paribas	02/07/20	259
USD	3,772,257	BRL	15,199,946	BNP Paribas	02/07/20	(2,136)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	21,752,413	USD	338,000	BNP Paribas	02/07/20	$10,923
USD	340,000	CLP	261,926,137	BNP Paribas	02/07/20	(8,485)
MXN	3,111	USD	163	BNP Paribas	02/07/20	1
KRW	2,838,992,607	USD	2,462,420	BNP Paribas	02/07/20	(4,190)
USD	605,933	CLP	451,644,585	BNP Paribas	02/07/20	5,033
USD	209,259	THB	6,315,606	BNP Paribas	02/07/20	(1,769)
USD	487,302	TRY	2,872,504	BNP Paribas	02/07/20	8,843
USD	527,898	PLN	2,025,044	BNP Paribas	02/07/20	(5,928)
USD	322,178	RON	1,382,861	BNP Paribas	02/07/20	(1,269)
EGP	10,050,949	USD	621,580	BNP Paribas	02/10/20	1,335
USD	2,100,000	GBP	1,602,697	Brown Brothers Harriman & Co.	01/17/20	(23,827)
USD	2,357,000	NOK	20,776,085	Brown Brothers Harriman & Co.	01/17/20	(9,640)
USD	1,051,000	CHF	1,030,100	Brown Brothers Harriman & Co.	01/17/20	(14,473)
EUR	651,074	USD	723,000	Brown Brothers Harriman & Co.	01/17/20	7,968
USD	2,695,000	CAD	3,517,398	Brown Brothers Harriman & Co.	01/17/20	(13,917)
CHF	1,001,121	USD	1,021,000	Brown Brothers Harriman & Co.	01/17/20	14,499
CHF	1,061,198	USD	1,081,000	Brown Brothers Harriman & Co.	01/17/20	16,640
USD	848,000	CAD	1,115,821	Brown Brothers Harriman & Co.	01/17/20	(11,347)
USD	1,045,000	CHF	1,023,784	Brown Brothers Harriman & Co.	01/17/20	(13,941)
USD	1,068,000	CHF	1,044,470	Brown Brothers Harriman & Co.	01/17/20	(12,337)
SEK	9,994,278	USD	1,064,000	Brown Brothers Harriman & Co.	01/17/20	3,789
USD	1,022,000	SEK	9,610,535	Brown Brothers Harriman & Co.	01/17/20	(4,790)
USD	458,000	NZD	680,350	Brown Brothers Harriman & Co.	01/17/20	(110)
SEK	9,963,172	USD	1,067,000	Brown Brothers Harriman & Co.	01/17/20	(2,534)
USD	1,981,000	CAD	2,611,097	Brown Brothers Harriman & Co.	01/17/20	(29,930)
NZD	1,305,883	USD	860,000	Brown Brothers Harriman & Co.	01/17/20	19,310
AUD	1,171,479	USD	799,000	Brown Brothers Harriman & Co.	01/17/20	23,386
CAD	9,979,864	USD	7,530,694	Brown Brothers Harriman & Co.	01/17/20	155,277
USD	835,000	JPY	90,512,998	Brown Brothers Harriman & Co.	01/17/20	1,309
JPY	1,247,599	USD	11,527	Brown Brothers Harriman & Co.	01/17/20	(36)
GBP	2,160,462	USD	2,845,000	Brown Brothers Harriman & Co.	01/17/20	17,953
CHF	4,540,021	USD	4,600,303	Brown Brothers Harriman & Co.	01/17/20	95,622
AUD	1,877,619	USD	1,291,000	Brown Brothers Harriman & Co.	01/17/20	27,102
EUR	684,726	USD	761,000	Brown Brothers Harriman & Co.	01/17/20	7,750
GBP	398,613	USD	527,000	Citibank N.A.	01/17/20	1,225
CLP	78,017,450	USD	101,000	Citibank N.A.	02/07/20	2,800
USD	513,298	MXN	9,910,957	Citibank N.A.	02/07/20	(8,037)
UYU	13,714,846	USD	360,917	Citibank N.A.	02/07/20	5,545
PLN	665,377	USD	172,000	Citibank N.A.	02/07/20	3,401
USD	520,058	MXN	9,962,023	Citibank N.A.	02/07/20	(3,963)
ILS	869,335	USD	249,512	Citibank N.A.	02/07/20	2,682
MXN	15,729	USD	802	Citibank N.A.	02/07/20	25
USD	626,362	CZK	14,372,154	Credit Suisse International	02/07/20	(7,624)
CNY	5,073,786	USD	719,339	Credit Suisse International	02/07/20	8,911
RUB	1,943,135	USD	30,305	HSBC Bank USA N.A.	02/07/20	864
USD	387,546	RUB	24,797,285	HSBC Bank USA N.A.	02/07/20	(10,219)
PEN	802,112	USD	236,842	HSBC Bank USA N.A.	02/07/20	4,972
COP	1,257,056,280	USD	366,000	JPMorgan Chase Bank N.A.	02/07/20	15,900
CNY	30,372,792	USD	4,329,559	JPMorgan Chase Bank N.A.	02/07/20	29,902
USD	611,800	IDR	8,637,397,808	JPMorgan Chase Bank N.A.	02/07/20	(10,775)
PHP	21,251,680	USD	419,000	JPMorgan Chase Bank N.A.	02/07/20	(170)
PKR	37,475,319	USD	240,612	JPMorgan Chase Bank N.A.	02/07/20	(964)
USD	77,000	PEN	260,491	JPMorgan Chase Bank N.A.	02/07/20	(1,531)
USD	7,015	JPY	768,000	Morgan Stanley Capital Services LLC	01/06/20	(53)
SEK	9,524,465	USD	1,011,000	Morgan Stanley Capital Services LLC	01/17/20	6,594
USD	3,064,000	CHF	3,000,215	Morgan Stanley Capital Services LLC	01/17/20	(39,242)
EUR	528,416	USD	586,000	Morgan Stanley Capital Services LLC	01/17/20	7,258
AUD	678,673	USD	468,000	Morgan Stanley Capital Services LLC	01/17/20	8,433
SEK	3,596,644	USD	383,000	Morgan Stanley Capital Services LLC	01/17/20	1,265
USD	11,527	JPY	1,247,598	Morgan Stanley Capital Services LLC	02/07/20	22
BRL	833,140	USD	200,000	Morgan Stanley Capital Services LLC	02/07/20	6,882
KZT	163,585,695	USD	421,070	Morgan Stanley Capital Services LLC	02/07/20	3,371
USD	240,000	COP	824,366,400	Morgan Stanley Capital Services LLC	02/07/20	(10,447)
ZAR	54,000	USD	3,659	Standard Chartered Bank	02/07/20	178
USD	1,683,000	AUD	2,403,394	State Street Bank and Trust Co.	01/17/20	(4,199)
USD	479,000	CAD	633,374	State Street Bank and Trust Co.	01/17/20	(8,791)
AUD	627,700	USD	428,663	State Street Bank and Trust Co.	01/17/20	11,987
DKK	3,145,127	USD	467,420	State Street Bank and Trust Co.	01/17/20	5,154
EUR	23,443,043	USD	26,028,806	State Street Bank and Trust Co.	01/17/20	290,956
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	7,643,934	USD	8,483,000	State Street Bank and Trust Co.	01/17/20	$98,928
JPY	3,402,203,664	USD	31,444,529	State Street Bank and Trust Co.	01/17/20	(107,736)
NZD	2,044,484	USD	1,340,057	State Street Bank and Trust Co.	01/17/20	36,586
USD	1,154,000	AUD	1,687,816	State Street Bank and Trust Co.	01/17/20	(30,859)
USD	481,000	CAD	636,127	State Street Bank and Trust Co.	01/17/20	(8,912)
USD	1,465,000	SEK	13,736,735	State Street Bank and Trust Co.	01/17/20	(2,633)
USD	1,234,000	JPY	134,545,180	State Street Bank and Trust Co.	01/17/20	(5,260)
USD	1,338,000	CAD	1,758,054	State Street Bank and Trust Co.	01/17/20	(15,962)
AUD	1,483,207	USD	1,019,000	State Street Bank and Trust Co.	01/17/20	22,222
CHF	789,116	USD	816,000	State Street Bank and Trust Co.	01/17/20	214
CHF	2,105,526	USD	2,176,000	State Street Bank and Trust Co.	01/17/20	1,830
EUR	1,300,417	USD	1,458,000	State Street Bank and Trust Co.	01/17/20	1,993
GBP	1,433,463	USD	1,882,000	State Street Bank and Trust Co.	01/17/20	17,564
NOK	23,732,348	USD	2,609,000	State Street Bank and Trust Co.	01/17/20	94,393
USD	546,000	CHF	536,922	State Street Bank and Trust Co.	01/17/20	(9,360)
GBP	4,521,615	USD	5,956,742	State Street Bank and Trust Co.	01/17/20	35,110
USD	449,000	JPY	48,929,551	State Street Bank and Trust Co.	01/17/20	(1,677)
USD	1,087,000	SEK	10,162,141	State Street Bank and Trust Co.	01/17/20	1,277
EUR	6,895,657	USD	7,709,000	State Street Bank and Trust Co.	01/17/20	32,830
USD	994,000	JPY	107,722,106	State Street Bank and Trust Co.	01/17/20	1,800
CHF	1,039,442	USD	1,063,000	State Street Bank and Trust Co.	01/17/20	12,136
USD	730,000	GBP	560,408	State Street Bank and Trust Co.	01/17/20	(12,630)
USD	744,000	GBP	574,634	State Street Bank and Trust Co.	01/17/20	(17,481)
USD	7,671,000	EUR	6,867,096	State Street Bank and Trust Co.	01/17/20	(38,764)
USD	735,000	GBP	566,784	State Street Bank and Trust Co.	01/17/20	(16,078)
USD	3,021,000	SEK	28,216,941	State Street Bank and Trust Co.	01/17/20	6,301
JPY	172,846,256	USD	1,589,000	State Street Bank and Trust Co.	01/17/20	3,041
USD	882,000	CAD	1,155,728	State Street Bank and Trust Co.	01/17/20	(8,081)
USD	1,848,000	CAD	2,436,090	State Street Bank and Trust Co.	01/17/20	(28,149)
CZK	6,406,157	USD	277,000	State Street Bank and Trust Co.	02/07/20	5,589
USD	439,000	PLN	1,697,703	State Street Bank and Trust Co.	02/07/20	(8,534)
SGD	537,066	USD	396,129	State Street Bank and Trust Co.	02/07/20	3,302
MXN	5,347,755	USD	275,000	State Street Bank and Trust Co.	02/07/20	6,302
USD	539,000	MXN	10,468,043	State Street Bank and Trust Co.	02/07/20	(11,638)
CNY	3,573,461	USD	507,000	State Street Bank and Trust Co.	02/07/20	5,905
						$798,289

At December 31, 2019, the following futures contracts were outstanding for Voya Global Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 10-Year Bond	11	03/16/20	$1,103,529	$(21,488)
Australia 3-Year Bond	36	03/16/20	2,905,588	(19,357)
Canada 10-Year Bond	25	03/20/20	2,646,798	(58,883)
Euro-Bobl 5-Year	48	03/06/20	7,194,885	(36,493)
Euro-Buxl® 30-year German Government Bond	12	03/06/20	2,670,286	(81,947)
Euro-OAT	56	03/06/20	10,224,476	(122,539)
Euro-Schatz	74	03/06/20	9,288,805	(7,545)
Japanese Government Bonds 10-Year Mini	32	03/12/20	4,474,493	(13,033)
Long Gilt	19	03/27/20	3,306,514	(14,942)
Long-Term Euro-BTP	19	03/06/20	3,036,164	(6,857)
Short Gilt	20	03/27/20	2,741,940	(6,711)
U.S. Treasury 2-Year Note	17	03/31/20	3,663,500	1,315
U.S. Treasury Long Bond	5	03/20/20	779,531	(15,946)
			$54,036,509	$(404,426)
Short Contracts:
Euro-Bund	(14)	03/06/20	(2,677,353)	36,220
U.S. Treasury 10-Year Note	(26)	03/20/20	(3,338,969)	28,215
U.S. Treasury 5-Year Note	(40)	03/31/20	(4,744,375)	15,267
U.S. Treasury Ultra 10-Year Note	(71)	03/20/20	(9,989,922)	116,867
U.S. Treasury Ultra Long Bond	(5)	03/20/20	(908,281)	27,335
			$(21,658,900)	$223,904

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the following centrally cleared credit default swaps were outstanding for Voya Global Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)		Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR	8,268,000	$(1,263,720)	$(26,673)
						$(1,263,720)	$(26,673)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)		Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 33, Version 2	Sell	5.000	12/20/24	USD	3,305,610	$318,446	$98,776
						$318,446	$98,776

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  Payments made quarterly.

(3)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)  Payments received quarterly.

At December 31, 2019, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month CAD-CDOR	Semi-Annual	2.960%	Semi-Annual	11/21/44	CAD	1,000,000	$99,391	$85,168
Pay	6-month EUR-EURIBOR	Semi-Annual	0.294	Annual	02/10/23	EUR	2,400,000	44,656	45,805
Pay	6-month EUR-EURIBOR	Semi-Annual	0.325	Annual	02/16/23	EUR	100,000	1,982	2,026
Pay	6-month GBP-LIBOR	Semi-Annual	2.899	Semi-Annual	08/22/44	GBP	2,000,000	1,052,086	1,130,431
Pay	6-month JPY-LIBOR	Semi-Annual	0.328	Semi-Annual	02/13/34	JPY	403,500,000	49,837	52,454
Pay	6-month JPY-LIBOR	Semi-Annual	0.519	Semi-Annual	02/15/39	JPY	65,000,000	20,621	21,228
Pay	6-month JPY-LIBOR	Semi-Annual	0.583	Semi-Annual	02/13/44	JPY	349,200,000	137,823	142,757
Pay	6-month JPY-LIBOR	Semi-Annual	0.670	Semi-Annual	02/07/49	JPY	180,000,000	105,218	108,181
Pay	1-month USD-LIBOR	Monthly	2.726	Monthly	12/27/28	USD	1,250,000	102,513	102,513
Pay	1-month USD-LIBOR	Monthly	2.466	Monthly	01/07/29	USD	584,000	35,177	35,177
Pay	3-month USD-LIBOR	Quarterly	1.997	Semi-Annual	06/25/29	USD	3,950,000	42,472	42,472
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD	690,000	43,653	43,742
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD	800,000	89,786	89,897
Receive	6-month EUR-EURIBOR	Semi-Annual	0.056	Annual	02/10/21	EUR	100,000	(483)	(512)
Receive	6-month EUR-EURIBOR	Semi-Annual	1.143	Annual	02/04/46	EUR	500,000	(71,679)	(74,738)
Receive	1-month USD-LIBOR	Monthly	2.656	Monthly	06/19/20	USD	8,150,000	(36,184)	(36,184)
Receive	1-month USD-LIBOR	Monthly	2.798	Monthly	09/14/20	USD	4,000,000	(31,306)	(31,306)
Receive	1-month USD-LIBOR	Monthly	1.079	Monthly	04/04/21	USD	7,500,000	48,282	48,282
Receive	1-month USD-LIBOR	Monthly	1.493	Monthly	09/12/21	USD	11,000,000	15,030	15,030
Receive	1-month USD-LIBOR	Monthly	1.983	Monthly	10/27/22	USD	23,590,000	(275,186)	(277,132)
Receive	1-month USD-LIBOR	Monthly	2.816	Monthly	06/19/23	USD	1,716,000	(72,547)	(72,547)
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD	1,210,000	(52,363)	(52,363)
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD	4,110,000	(224,959)	(224,959)
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD	3,590,000	(124,377)	(124,764)
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD	1,690,000	(123,491)	(123,491)
Receive	1-month USD-LIBOR	Monthly	2.884	Monthly	06/19/28	USD	910,000	(83,309)	(83,309)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	1-month USD-LIBOR	Monthly	3.099%	Monthly	10/18/28	USD	780,000	$(87,097)	$(87,097)
Receive	3-month USD-LIBOR	Quarterly	1.816	Semi-Annual	08/05/29	USD	3,294,000	19,479	19,479
Receive	3-month USD-LIBOR	Quarterly	1.533	Semi-Annual	08/09/29	USD	3,081,000	95,766	95,766
Receive	1-month USD-LIBOR	Monthly	1.646	Monthly	10/30/29	USD	3,000,000	37,157	37,395
Receive	3-month USD-LIBOR	Quarterly	1.807	Semi-Annual	12/18/29	USD	2,250,000	17,780	17,780
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD	400,000	(24,953)	(24,953)
Receive	1-month USD-LIBOR	Monthly	2.962	Monthly	04/30/33	USD	530,000	(70,764)	(70,764)
Receive	1-month USD-LIBOR	Monthly	3.148	Monthly	10/18/33	USD	520,000	(81,860)	(81,860)
								$698,151	$769,604

At December 31, 2019, the following over-the-counter-total return swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Total Return(1)	Reference Entity	Reference Entity Payment Frequency	Fixed/ Floating Rate	Floating Rate Payment Frequency	Counterparty	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	Japanese Government 5-Year Treasury Bond	At Termination	-0.1%	At Termination	BNP Paribas	03/05/20	JPY	1,550,000,000	$(5,341)	$—	$(5,341)
									$(5,341)	$—	$(5,341)

At December 31, 2019, the following over-the-counter volatility swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Volatility(2)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	USD vs. JPY Spot Exchange Rate	5.800%	Citibank N.A.	01/27/20	USD	20,000	$(22,909)	$(22,909)
Receive	USD vs. CAD Spot Exchange Rate	4.050%	Citibank N.A.	01/09/20	USD	20,000	(3,046)	(3,046)
Receive	USD vs. CAD Spot Exchange Rate	4.100%	Morgan Stanley Capital Services LLC	01/08/20	USD	20,000	(5,860)	(5,860)
							$(31,815)	$(31,815)

At December 31, 2019, the following over-the-counter purchased foreign currency options were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount	Cost	Fair Value
Call USD vs. Put JPY	BNP Paribas	02/26/20	108.500	USD	5,250,000	$35,262	$41,619
Put USD vs. Call JPY	BNP Paribas	02/26/20	97.000	USD	7,875,000	37,013	890
						$72,275	$42,509

At December 31, 2019, the following OTC written foreign currency options were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount	Premiums Received	Fair Value
Put USD vs. Call JPY	BNP Paribas	02/26/20	100.000	USD	7,875,000	$64,400	$(2,276)
						$64,400	$(2,276)

At December 31, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	4.960%	Receive	3-month USD-LIBOR	04/29/20	USD	11,869,000	$(610,902)	$(1,061)
								$(610,902)	$(1,061)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

(1)  The Portfolio will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the Portfolio has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the Portfolio has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

(2)  Payments made at maturity date.

(3)  Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(4)  Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

COP — Colombian Peso

CNY — Chinese Yuan

CZK — Czech Koruna

DKK — Danish Krone

EGP — Egyptian Pound

EUR — EU Euro

GBP — British Pound

HKD — Hong Kong Sar Dollar

HUF — Hungarian Forint

IDR — Indonesian Rupiah

ILS — Israeli New Shekel

JPY — Japanese Yen

KRW — South Korean Won

KZT — Kazakhstani Tenge

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PEN — Peruvian Nuevo Sol

PHP — Philippine Peso

PKR — Pakistan Rupee

PLN — Polish Zloty

RON — Romanian New Leu

RUB — Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

THB — Thai Baht

TRY — Turkish Lira

UAH — Ukrainian Hryvnia

USD — United States Dollar

UYU — Uruguayan Peso

ZAR — South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$42,509
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,589,016
Interest rate contracts	Net Assets — Unrealized appreciation***	225,219
Credit contracts	Net Assets — Unrealized appreciation****	98,776
Interest rate contracts	Net Assets — Unrealized appreciation****	2,135,583
Total Asset Derivatives		$4,091,103
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$790,727
Interest rate contracts	Unrealized depreciation on forward premium swaptions**	1,061
Interest rate contracts	Net Assets — Unrealized depreciation***	405,741
Credit contracts	Net Assets — Unrealized depreciation****	26,673
Interest rate contracts	Net Assets — Unrealized depreciation****	1,365,979
Interest rate contracts	Unrealized depreciation on OTC swap agreements	5,341
Foreign exchange contracts	Unrealized depreciation on OTC swap agreements	31,815
Foreign exchange contracts	Written options, at fair value	2,276
Total Liability Derivatives		$2,629,613

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

*  Includes purchased options.

**   Includes cumulative appreciation/depreciation of forward premium swaptions as reported in the table within the Portfolio of Investments.

***   Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

****   Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current day's variation margin receivable/payable is shown on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$(114,734)	$—	$—	$(114,734)
Credit Contracts	—	—	—	208,683	—	208,683
Foreign exchange contracts	—	(2,321,527)	—	(12,701)	—	(2,334,228)
Interest rate contracts	(139,449)	—	1,520,497	(481,340)	450,158	1,349,866
Total	$(139,449)	$(2,321,527)	$1,405,763	$(285,358)	$450,158	$(890,413)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$81,587	$—	$81,587
Foreign exchange contracts	(29,766)	176,540	—	(31,815)	62,124	177,083
Interest rate contracts	(39,329)	—	(339,323)	(3,979,039)	1,524,472	(2,833,219)
Total	$(69,095)	$176,540	$(339,323)	$(3,929,267)	$1,586,596	$(2,574,549)

*   Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Brown Brothers Harrmian & Co.	Citibank N.A.	Credit Suisse International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank & Trust Co.	Totals
Assets:
Purchased options	$—	$—	$42,509	$—	$—	$—	$—	$—	$—	$—	$—	$42,509
Forward foreign currency contracts	43,801	73,314	275,646	390,605	15,678	8,911	5,836	45,802	33,825	178	695,420	1,589,016
Total Assets	$43,801	$73,314	$318,155	$390,605	$15,678	$8,911	$5,836	$45,802	$33,825	$178	$695,420	$1,631,525
Liabilities:
Forward foreign currency contracts	$—	$190,697	$33,379	$136,882	$12,000	$7,624	$10,219	$13,440	$49,742	$—	$336,744	$790,727
Forward premium swaptions	—	—	—	—	—	—	—	—	1,061	—	—	1,061
Total return swaps	—	—	5,341	—	—	—	—	—	—	—	—	5,341
Volatility swaps	—	—	—	—	25,955	—	—	—	5,860	—	—	31,815
Written options	—	—	2,276	—	—	—	—	—	—	—	—	2,276
Total Liabilities	$—	$190,697	$40,996	$136,882	$37,955	$7,624	$10,219	$13,440	$56,663	$—	$336,744	$831,220
Net OTC derivative instruments by counterparty, at fair value	$43,801	$(117,383)	$277,159	$253,723	$(22,277)	$1,287	$(4,383)	$32,362	$(22,838)	$178	$358,676	$800,305
Total collateral pledged by the Portfolio/ (Received from counterparty)	$—	$20,000	$(277,159)	$—	$—	$—	$—	$—	$—	$—	$—	$(257,159)
Net Exposure(1)(2)	$43,801	$(97,383)	$—	$253,723	$(22,277)	$1,287	$(4,383)	$32,362	$(22,838)	$178	$358,676	$543,146

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

(1)   Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)   At December 31, 2019, the Portfolio received $300,000 in cash collateral from BNP Paribas. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $204,015,319.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$10,304,376
Gross Unrealized Depreciation	(8,335,608)
Net Unrealized Appreciation	$1,968,768

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Australia: 7.8%
82,357		Rio Tinto Ltd.	$5,826,757	1.2
515,758		Sydney Airport	3,133,600	0.6
6,564,828		Other Securities	28,533,000	6.0
			37,493,357	7.8
		Belgium: 0.3%
29,195		Other Securities	1,522,135	0.3
		China: 0.4%
516,500		Other Securities	1,792,992	0.4
		Denmark: 3.5%
20,380		Carlsberg A/S	3,041,429	0.7
24,466		Coloplast A/S	3,035,278	0.6
104,830		Novo Nordisk A/S	6,074,776	1.3
106,426		Other Securities	4,389,941	0.9
			16,541,424	3.5
		Finland: 3.1%
87,180		Neste OYJ	3,033,453	0.6
72,966		Sampo OYJ	3,185,938	0.7
227,382		Other Securities	8,631,289	1.8
			14,850,680	3.1
		France: 8.3%
40,044		Danone	3,325,507	0.7
28,761		Eiffage SA	3,299,674	0.7
196,047		Engie SA	3,175,649	0.7
66,466		Sanofi	6,675,042	1.4
25,815		Sodexo SA	3,059,287	0.6
1,030,689	(1)	Other Securities	20,151,075	4.2
			39,686,234	8.3
		Germany: 5.6%
51,073		BASF SE	3,847,685	0.8
24,435		Deutsche Boerse AG	3,831,734	0.8
107,825		Deutsche Post AG	4,099,976	0.9
839,755	(1)	Other Securities	14,940,080	3.1
			26,719,475	5.6
		Hong Kong: 2.7%
3,247,700		Other Securities	13,090,872	2.7
		Israel: 1.2%
832,303		Other Securities	5,682,159	1.2
Shares			Value	Percentage of Net Assets
		Italy: 4.1%
250,895		ENI S.p.A.	$3,896,725	0.8
1,498,008		Intesa Sanpaolo SpA	3,946,056	0.8
275,041		Mediobanca Banca di Credito Finanziario SpA	3,028,364	0.6
902,377		Other Securities	8,856,912	1.9
			19,728,057	4.1
		Japan: 25.2%
123,100	(2)	Canon, Inc.	3,369,060	0.7
69,100		Fuji Film Holdings Corp.	3,299,933	0.7
153,900		Itochu Corp.	3,566,892	0.7
233,600		Mitsubishi Chemical Holdings Corp.	1,740,596	0.4
129,300		Mitsubishi Corp.	3,425,334	0.7
74,200		Mitsubishi Heavy Industries Ltd.	2,877,243	0.6
209,200		Mitsui & Co., Ltd.	3,718,640	0.8
93,600		MS&AD Insurance Group Holdings, Inc.	3,089,614	0.6
74,000		NEC Corp.	3,062,450	0.6
137,800		NTT DoCoMo, Inc.	3,838,576	0.8
147,600		Sekisui House Ltd.	3,151,977	0.7
210,900		Sumitomo Corp.	3,132,570	0.7
111,700		Sumitomo Mitsui Financial Group, Inc.	4,125,681	0.9
2,543,077	(1)	Other Securities	77,938,278	16.3
			120,336,844	25.2
		Netherlands: 6.1%
156,930	(3)	ABN AMRO Bank NV	2,860,272	0.6
341,728		Royal Dutch Shell PLC - Class A	10,120,077	2.1
88,706		Unilever NV	5,090,924	1.1
47,823		Wolters Kluwer NV	3,491,837	0.7
738,093		Other Securities	7,862,583	1.6
			29,425,693	6.1
		New Zealand: 0.1%
241,256		Other Securities	703,507	0.1
		Norway: 0.4%
204,489		Other Securities	2,073,686	0.4
		Singapore: 2.6%
5,765,100		Other Securities	12,239,792	2.6
		Spain: 3.1%
16,132	(3)	Aena SME SA	3,092,808	0.7
113,155		Ferrovial SA - FERE	3,428,289	0.7
321,020		Other Securities	8,200,115	1.7
			14,721,212	3.1

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Sweden: 1.4%
216,196		Swedbank AB	$3,213,966	0.7
275,289		Other Securities	3,476,775	0.7
			6,690,741	1.4
		Switzerland: 9.3%
59,403		LafargeHolcim Ltd.-CHF	3,295,529	0.7
117,244		Nestle SA	12,693,453	2.7
81,982		Novartis AG	7,762,843	1.6
30,774		Roche Holding AG	10,001,637	2.1
11,322		Zurich Insurance Group AG	4,644,280	1.0
172,895		Other Securities	5,880,974	1.2
			44,278,716	9.3
		United Kingdom: 13.5%
374,486	(3)	Auto Trader Group PLC	2,957,392	0.6
613,784		Aviva PLC	3,406,860	0.7
449,332		BAE Systems PLC	3,364,314	0.7
1,065,415		BP PLC	6,702,364	1.4
1,279,613		BT Group PLC	3,260,720	0.7
150,497		Compass Group PLC	3,771,747	0.8
288,393		GlaxoSmithKline PLC	6,776,427	1.4
821,775		Legal & General Group PLC	3,301,139	0.7
35,397		Next PLC	3,298,411	0.7
1,049,984		Royal Bank of Scotland Group PLC	3,368,312	0.7
76,304		Unilever PLC	4,367,873	0.9
2,431,181		Other Securities	19,813,277	4.2
			64,388,836	13.5
		Total Common Stock (Cost $443,488,322)	471,966,412	98.7
EXCHANGE-TRADED FUNDS: 0.2%
10,419		Other Securities	723,495	0.2
		Total Exchange-Traded Funds (Cost $710,725)	723,495	0.2
RIGHTS: 0.0%
		Spain: 0.0%
28,748	(1)	Other Securities	13,640	0.0
		Total Rights (Cost $13,586)	13,640	0.0
		Total Long-Term Investments (Cost $444,212,633)	472,703,547	98.9
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
		Repurchase Agreements: 0.7%
1,000,000	(4)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/19, 1.65%, due 01/02/20 (Repurchase Amount $1,000,090, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,020,000, due 11/01/32-01/01/49)	$1,000,000	0.2
1,000,000	(4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,000,087, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 01/25/20-10/15/60)	1,000,000	0.2
1,000,000	(4)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $1,000,096, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $1,020,000, due 04/15/20-03/31/21)	1,000,000	0.2
512,449	(4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $512,493, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $522,698, due 06/30/21-12/01/49)	512,449	0.1
		Total Short-Term Investments (Cost $3,512,449)	3,512,449	0.7
		Total Investments in Securities (Cost $447,725,082)	$476,215,996	99.6
		Assets in Excess of Other Liabilities	2,066,478	0.4
		Net Assets	$478,282,474	100.0

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  The grouping contains non-income producing securities.

(2)  Security, or a portion of the security, is on loan.

(3)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Sector Diversification	Percentage of Net Assets
Financials	17.4%
Industrials	17.3
Consumer Staples	12.0
Health Care	10.8
Consumer Discretionary	7.7
Communication Services	7.1
Materials	6.6
Energy	5.4
Information Technology	5.3
Utilities	4.7
Real Estate	4.4
Exchange-Traded Funds	0.2
Short-Term Investments	0.7
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$37,493,357	$—	$37,493,357
Belgium	1,522,135	—	—	1,522,135
China	—	1,792,992	—	1,792,992
Denmark	2,651,064	13,890,360	—	16,541,424
Finland	4,994,227	9,856,453	—	14,850,680
France	4,637,047	35,049,187	—	39,686,234
Germany	4,599,374	22,120,101	—	26,719,475
Hong Kong	—	13,090,872	—	13,090,872
Israel	—	5,682,159	—	5,682,159
Italy	—	19,728,057	—	19,728,057
Japan	—	120,336,844	—	120,336,844
Netherlands	—	29,425,693	—	29,425,693
New Zealand	—	703,507	—	703,507
Norway	—	2,073,686	—	2,073,686
Singapore	—	12,239,792	—	12,239,792
Spain	2,332,540	12,388,672	—	14,721,212
Sweden	2,390,494	4,300,247	—	6,690,741
Switzerland	1,195,815	43,082,901	—	44,278,716
United Kingdom	5,388,334	59,000,502	—	64,388,836
Total Common Stock	29,711,030	442,255,382	—	471,966,412
Exchange-Traded Funds	723,495	—	—	723,495
Rights	13,640	—	—	13,640
Short-Term Investments	—	3,512,449	—	3,512,449
Total Investments, at fair value	$30,448,165	$445,767,831	$—	$476,215,996

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(516,949)
Total	$(516,949)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $449,670,768.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$41,550,301
Gross Unrealized Depreciation	(14,999,189)
Net Unrealized Appreciation	$26,551,112

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2019

Shares				Value	Percentage of Net Assets
COMMON STOCK: 96.6%
			Communication Services: 0.8%
476,377			Other Securities	$3,160,382	0.8
			Consumer Discretionary: 7.5%
22,542			Advance Auto Parts, Inc.	3,610,327	1.0
29,574			Genuine Parts Co.	3,141,646	0.8
538,903	(1	),(2)	Other Securities	21,815,476	5.7
				28,567,449	7.5
			Consumer Staples: 5.8%
87,189			Conagra Brands, Inc.	2,985,351	0.8
111,638			Koninklijke Ahold Delhaize NV	2,799,045	0.7
273,799			Orkla ASA	2,776,545	0.7
207,602	(1	),(2)	Other Securities	13,718,009	3.6
				22,278,950	5.8
			Energy: 4.5%
104,087			Baker Hughes Co.	2,667,750	0.7
56,706			ConocoPhillips	3,687,591	1.0
65,956			Schlumberger Ltd.	2,651,431	0.7
665,602	(1	),(2)	Other Securities	7,964,555	2.1
				16,971,327	4.5
			Financials: 26.4%
24,472			Ameriprise Financial, Inc.	4,076,546	1.1
46,671			Axis Capital Holdings Ltd.	2,774,124	0.7
85,310			BankUnited, Inc.	3,118,934	0.8
25,848			Chubb Ltd.	4,023,500	1.1
57,588			Comerica, Inc.	4,131,939	1.1
46,384	(3)		Commerce Bancshares, Inc.	3,151,329	0.8
132,895	(3	),(4)	Compass Diversified Holdings	3,303,770	0.9
201,577			First Hawaiian, Inc.	5,815,496	1.5
157,696			Home Bancshares, Inc./ Conway AR	3,100,303	0.8
19,356			M&T Bank Corp.	3,285,681	0.9
60,610			Northern Trust Corp.	6,439,206	1.7
145,211			ProAssurance Corp.	5,247,925	1.4
19,667			Reinsurance Group of America, Inc.	3,206,901	0.8
34,000			State Street Corp.	2,689,400	0.7
115,635			Truist Financial Corp.	6,512,563	1.7
55,904			UMB Financial Corp.	3,837,251	1.0
266,702			Valley National Bancorp	3,053,738	0.8
901,750	(1	),(2)	Other Securities	32,900,642	8.6
				100,669,248	26.4
Shares				Value	Percentage of Net Assets
			Health Care: 9.0%
63,394			Cardinal Health, Inc.	$3,206,469	0.8
39,629			Cerner Corp.	2,908,372	0.7
21,079			McKesson Corp.	2,915,647	0.8
38,172			Quest Diagnostics, Inc.	4,076,388	1.1
37,263	(5)		Siemens Healthineers AG	1,786,286	0.5
18,975			Universal Health Services, Inc.	2,722,154	0.7
50,911			Zimmer Biomet Holdings, Inc.	7,620,358	2.0
201,462	(2)		Other Securities	9,041,206	2.4
				34,276,880	9.0
			Industrials: 15.7%
15,698			Cummins, Inc.	2,809,314	0.7
63,929			Emerson Electric Co.	4,875,226	1.3
29,148			Hubbell, Inc.	4,308,657	1.1
93,182			Johnson Controls International plc	3,793,439	1.0
36,108			MSC Industrial Direct Co.	2,833,395	0.8
152,527			nVent Electric PLC	3,901,641	1.0
73,563			Southwest Airlines Co.	3,970,931	1.1
1,411,696	(1	),(2)	Other Securities	33,293,788	8.7
				59,786,391	15.7
			Information Technology: 8.0%
58,076			Applied Materials, Inc.	3,544,959	0.9
55,356			Maxim Integrated Products	3,404,948	0.9
571,321	(1	),(2)	Other Securities	23,614,245	6.2
				30,564,152	8.0
			Materials: 4.9%
252,311			Graphic Packaging Holding Co.	4,200,978	1.1
433,328	(1)		Other Securities	14,343,519	3.8
				18,544,497	4.9
			Real Estate: 7.1%
93,009			MGM Growth Properties LLC	2,880,489	0.8
40,859			Welltower, Inc.	3,341,449	0.9
162,419			Weyerhaeuser Co.	4,905,054	1.3
789,601			Other Securities	15,752,496	4.1
				26,879,488	7.1
			Utilities: 6.9%
49,173			Edison International	3,708,136	1.0
39,373			NorthWestern Corp.	2,821,863	0.7
37,725			Pinnacle West Capital Corp.	3,392,609	0.9
32,224			Spire, Inc.	2,684,581	0.7
See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Utilities (continued)
80,844		Xcel Energy, Inc.	$5,132,786	1.4
95,524		Other Securities	8,533,566	2.2
			26,273,541	6.9
		Total Common Stock (Cost $329,270,067)	367,972,305	96.6
EXCHANGE-TRADED FUNDS: 2.1%
85,888		iShares Russell Mid-Cap Value ETF	8,139,606	2.1
		Total Exchange-Traded Funds (Cost $7,511,640)	8,139,606	2.1
		Total Long-Term Investments (Cost $336,781,707)	376,111,911	98.7
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
		Repurchase Agreements: 1.8%
1,585,058	(6)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,585,194, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,616,900, due 09/01/24-11/01/49)	$1,585,058	0.4
469,500	(6)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $469,541, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $478,933, due 01/15/20-11/15/48)	469,500	0.2
Principal Amount†			Value	Percentage of Net Assets
1,585,058	(6)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,585,194, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,616,759, due 02/13/20-09/20/69)	$1,585,058	0.4
1,585,058	(6)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,585,195, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $1,616,759, due 01/28/20-05/15/27)	1,585,058	0.4
1,585,058	(6)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,585,194, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,616,759, due 06/30/21-12/01/49)	1,585,058	0.4
		Total Repurchase Agreements (Cost $6,809,732)	6,809,732	1.8

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.4%
5,193,548	(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $5,193,548)	$5,193,548	1.4
		Total Short-Term Investments (Cost $12,003,280)	12,003,280	3.2
		Total Investments in Securities (Cost $348,784,987)	$388,115,191	101.9
		Liabilities in Excess of Other Assets	(7,237,575)	(1.9)
		Net Assets	$380,877,616	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  The grouping contains securities on loan.

(2)  The grouping contains non-income producing securities.

(3)  Security, or a portion of the security, is on loan.

(4)  Security is a Master Limited Partnership.

(5)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(6)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)  Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$3,160,382	$—	$—	$3,160,382
Consumer Discretionary	28,567,449	—	—	28,567,449
Consumer Staples	16,703,360	5,575,590	—	22,278,950
Energy	16,971,327	—	—	16,971,327
Financials	100,669,248	—	—	100,669,248
Health Care	32,490,594	1,786,286	—	34,276,880
Industrials	53,811,045	5,975,346	—	59,786,391
Information Technology	30,564,152	—	—	30,564,152
Materials	15,895,822	2,648,675	—	18,544,497
Real Estate	26,879,488	—	—	26,879,488
Utilities	26,273,541	—	—	26,273,541
Total Common Stock	351,986,408	15,985,897	—	367,972,305
Exchange-Traded Funds	8,139,606	—	—	8,139,606
Short-Term Investments	5,193,548	6,809,732	—	12,003,280
Total Investments, at fair value	$365,319,562	$22,795,629	$—	$388,115,191
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,326	—	2,326
Total Assets	$365,319,562	$22,797,955	$—	$388,117,517
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(193,818)	$—	$(193,818)
Total Liabilities	$—	$(193,818)	$—	$(193,818)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the following forward foreign currency contracts were outstanding for VY® American Century Small-Mid Cap Value Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	6,199,189	USD	57,314	Bank of America N.A.	03/31/20	$29
USD	1,539,086	JPY	167,433,983	Bank of America N.A.	03/31/20	(9,683)
EUR	191,304	USD	213,641	Credit Suisse AG	03/31/20	2,143
USD	7,472,918	EUR	6,656,558	Credit Suisse AG	03/31/20	(35,417)
USD	17,755	NOK	156,249	Goldman Sachs & Co.	01/03/20	(43)
NOK	565,710	USD	64,298	Goldman Sachs & Co.	03/31/20	154
USD	57,758	NOK	515,857	Goldman Sachs & Co.	03/31/20	(1,015)
USD	2,333,364	NOK	21,035,512	Goldman Sachs & Co.	03/31/20	(63,241)
USD	6,039,696	GBP	4,585,013	JPMorgan Chase Bank N.A.	03/31/20	(48,399)
USD	54,972	NOK	484,953	Morgan Stanley	01/02/20	(266)
USD	68,566	CAD	90,171	Morgan Stanley	03/31/20	(895)
USD	2,655,855	CAD	3,492,969	Morgan Stanley	03/31/20	(34,859)
						$(191,492)

Currency Abbreviations

CAD — Canadian Dollar

EUR — EU Euro

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,326
Total Asset Derivatives		$2,326
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$193,818
Total Liability Derivatives		$193,818

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$363,607
Total	$363,607
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(75,365)
Total	$(75,365)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $354,882,057.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$48,073,020
Gross Unrealized Depreciation	(14,903,726)
Net Unrealized Appreciation	$33,169,294

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Communication Services: 3.9%
640,834	(1)	Iridium Communications, Inc.	$15,790,150	3.1
215,250		Manchester United PLC - Class A	4,289,932	0.8
			20,080,082	3.9
		Consumer Discretionary: 23.6%
125,000	(1)	Bright Horizons Family Solutions, Inc.	18,786,250	3.6
327,290		Choice Hotels International, Inc.	33,851,605	6.6
105,300		Marriott Vacations Worldwide Corp.	13,558,428	2.6
21,650	(1)	Ollie's Bargain Outlet Holdings, Inc.	1,413,961	0.3
408,482	(1)	Penn National Gaming, Inc.	10,440,800	2.0
155,450		Red Rock Resorts, Inc.	3,723,028	0.7
167,500		Vail Resorts, Inc.	40,171,525	7.8
			121,945,597	23.6
		Consumer Staples: 0.7%
70,150	(1)	Performance Food Group Co.	3,611,322	0.7
		Financials: 26.1%
427,881	(1)	Arch Capital Group Ltd.	18,351,816	3.5
90,635	(1)	BRP Group, Inc.	1,454,692	0.3
162,500	(2)	Carlyle Group L.P.	5,213,000	1.0
179,000		Cohen & Steers, Inc.	11,234,040	2.2
40,050		Essent Group Ltd.	2,082,199	0.4
82,000		Factset Research Systems, Inc.	22,000,600	4.3
33,125		Houlihan Lokey, Inc.	1,618,819	0.3
76,618		Kinsale Capital Group, Inc.	7,788,986	1.5
7,950	(1)	LendingTree, Inc.	2,412,348	0.5
52,025		Moelis & Co.	1,660,638	0.3
74,407		Morningstar, Inc.	11,258,523	2.2
128,875		MSCI, Inc. - Class A	33,272,947	6.4
127,969		Primerica, Inc.	16,707,633	3.2
			135,056,241	26.1
		Health Care: 10.2%
28,043	(1)	Adaptive Biotechnologies Corp.	839,047	0.1
51,523		Bio-Techne Corp.	11,309,814	2.2
Shares				Value	Percentage of Net Assets
117,300			Dechra Pharmaceuticals PLC	$4,510,217	0.9
49,295	(1)		Denali Therapeutics, Inc.	858,719	0.2
75,500	(1)		Idexx Laboratories, Inc.	19,715,315	3.8
7,800	(1)		Mettler Toledo International, Inc.	6,187,584	1.2
41,550	(1)		Neogen Corp.	2,711,553	0.5
40,000			West Pharmaceutical Services, Inc.	6,013,200	1.2
31,454	(3)		Other Securities	541,952	0.1
				52,687,401	10.2
			Industrials: 9.4%
29,727			Air Lease Corp.	1,412,627	0.3
35,427	(1)		BrightView Holdings, Inc.	597,653	0.1
57,547	(1)		CoStar Group, Inc.	34,430,370	6.6
501,725	(1	),(4)	Marel HF	2,560,683	0.5
103,150	(1)		Trex Co., Inc.	9,271,122	1.8
7,000			Other Securities	531,440	0.1
				48,803,895	9.4
			Information Technology: 17.1%
53,870	(1)		Altair Engineering, Inc.	1,934,472	0.4
100,305	(1)		ANSYS, Inc.	25,819,510	5.0
155,550	(1)		Benefitfocus, Inc.	3,412,767	0.7
157,400	(1)		Gartner, Inc.	24,255,340	4.7
122,318	(1)		Guidewire Software, Inc.	13,426,847	2.6
8,950			Littelfuse, Inc.	1,712,135	0.3
236,422			SS&C Technologies Holdings, Inc.	14,516,311	2.8
25,936	(1)		Wix.com Ltd.	3,174,047	0.6
				88,251,429	17.1
			Real Estate: 8.6%
3,878			Alexander's, Inc.	1,281,097	0.2
65,954			Alexandria Real Estate Equities, Inc.	10,656,848	2.0
45,750			American Assets Trust, Inc.	2,099,925	0.4
313,837			Douglas Emmett, Inc.	13,777,444	2.7
49,855	(1)		Forestar Group, Inc.	1,039,477	0.2
370,266			Gaming and Leisure Properties, Inc.	15,939,951	3.1
				44,794,742	8.6
			Total Common Stock (Cost $143,789,138)	515,230,709	99.6

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
		Mutual Funds: 0.4%
1,869,679	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $1,869,679)	$1,869,679	0.4
		Total Short-Term Investments (Cost $1,869,679)	1,869,679	0.4
		Total Investments in Securities (Cost $145,658,817)	$517,100,388	100.0
		Liabilities in Excess of Other Assets	(182,316)	—
		Net Assets	$516,918,072	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)  Non-income producing security.

(2)  Security is a Master Limited Partnership.

(3)  The grouping contains non-income producing securities.

(4)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)  Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$20,080,082	$—	$—	$20,080,082
Consumer Discretionary	121,945,597	—	—	121,945,597
Consumer Staples	3,611,322	—	—	3,611,322
Financials	135,056,241	—	—	135,056,241
Health Care	48,177,184	4,510,217	—	52,687,401
Industrials	48,803,895	—	—	48,803,895
Information Technology	88,251,429	—	—	88,251,429
Real Estate	44,794,742	—	—	44,794,742
Total Common Stock	510,720,492	4,510,217	—	515,230,709
Short-Term Investments	1,869,679	—	—	1,869,679
Total Investments, at fair value	$512,590,171	$4,510,217	$—	$517,100,388

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $148,795,376.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$371,674,865
Gross Unrealized Depreciation	(3,369,851)
Net Unrealized Appreciation	$368,305,014

See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Communication Services: 14.2%
11,260		Activision Blizzard, Inc.	$669,069	1.3
663	(1)	Alphabet, Inc. - Class A	888,016	1.7
829	(1)	Alphabet, Inc. - Class C	1,108,390	2.2
17,140		AT&T, Inc.	669,831	1.3
27,999		Comcast Corp. - Class A	1,259,115	2.5
4,240	(1)	Electronic Arts, Inc.	455,842	0.9
6,065	(1)	Facebook, Inc. - Class A	1,244,841	2.5
6,582		Verizon Communications, Inc.	404,135	0.8
9,325	(2)	Other Securities	510,744	1.0
			7,209,983	14.2
		Consumer Discretionary: 7.7%
805	(1)	Amazon.com, Inc.	1,487,511	2.9
17,395		eBay, Inc.	628,134	1.2
7,779		Lowe's Cos, Inc.	931,613	1.8
15,712	(2)	Other Securities	892,866	1.8
			3,940,124	7.7
		Consumer Staples: 4.5%
9,140		Mondelez International, Inc.	503,431	1.0
12,245		Philip Morris International, Inc.	1,041,927	2.1
14,065		Other Securities	724,693	1.4
			2,270,051	4.5
		Energy: 5.5%
13,493		Canadian Natural Resources Ltd.	436,499	0.9
9,281		Chevron Corp.	1,118,453	2.2
7,354		EOG Resources, Inc.	615,971	1.2
12,335		Other Securities	627,574	1.2
			2,798,497	5.5
		Financials: 14.9%
1,960		Aon PLC	408,249	0.8
8,978	(1)	Berkshire Hathaway, Inc. - Class B	2,033,517	4.0
1,461		BlackRock, Inc.	734,445	1.4
18,807		Citigroup, Inc.	1,502,491	3.0
11,913		JPMorgan Chase & Co.	1,660,672	3.3
17,210		Morgan Stanley	879,775	1.7
7,080		Wells Fargo & Co.	380,904	0.7
			7,600,053	14.9
		Health Care: 12.3%
4,628		Abbott Laboratories	401,988	0.8
2,250		Allergan plc	430,133	0.8
1,462		Anthem, Inc.	441,568	0.9
2,290		Becton Dickinson & Co.	622,811	1.2
Shares			Value	Percentage of Net Assets
2,658		Cigna Corp.	$543,534	1.1
8,630		Dentsply Sirona, Inc.	488,372	1.0
6,862		Johnson & Johnson	1,000,960	2.0
12,843		Medtronic PLC	1,457,038	2.9
13,676		Pfizer, Inc.	535,826	1.0
2,885	(2)	Other Securities	312,013	0.6
			6,234,243	12.3
		Industrials: 7.5%
3,360		Caterpillar, Inc.	496,205	1.0
9,000		Emerson Electric Co.	686,340	1.3
5,722		Honeywell International, Inc.	1,012,794	2.0
2,200		Northrop Grumman Corp.	756,734	1.5
12,458	(2)	Other Securities	858,177	1.7
			3,810,250	7.5
		Information Technology: 25.8%
1,930	(1)	Adobe, Inc.	636,533	1.3
8,536		Apple, Inc.	2,506,597	4.9
8,990		Cisco Systems, Inc.	431,160	0.8
15,315		Corning, Inc.	445,820	0.9
6,890		Fidelity National Information Services, Inc.	958,330	1.9
5,837	(1)	Fiserv, Inc.	674,932	1.3
2,765		International Business Machines Corp.	370,621	0.7
1,845		Lam Research Corp.	539,478	1.1
3,956		Mastercard, Inc. - Class A	1,181,222	2.3
18,350		Microsoft Corp.	2,893,795	5.7
4,400		NXP Semiconductor NV - NXPI - US	559,944	1.1
1,495	(1)	Palo Alto Networks, Inc.	345,719	0.7
26,667	(2)	Other Securities	1,548,665	3.1
			13,092,816	25.8
		Materials: 3.2%
12,195		Newmont Goldcorp Corp.	529,873	1.1
16,279		Other Securities	1,080,185	2.1
			1,610,058	3.2
		Real Estate: 1.1%
2,475		American Tower Corp.	568,804	1.1
		Utilities: 0.8%
4,295		American Electric Power Co., Inc.	405,920	0.8
		Total Common Stock (Cost $39,859,994)	49,540,799	97.5

See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Shares				Value	Percentage of Net Assets
OTHER(3): —%
			Materials: —%
649,000	(4	),(5)	SINO Forest Corp. (Escrow)	$—	—
			Total Other (Cost $—)	—	—
			Total Long-Term Investments (Cost $39,859,994)	49,540,799	97.5
SHORT-TERM INVESTMENTS: 2.4%
			Mutual Funds: 2.4%
1,198,041	(6)		BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $1,198,041)	1,198,041	2.4
			Total Short-Term Investments (Cost $1,198,041)	1,198,041	2.4
			Total Investments in Securities (Cost $41,058,035)	$50,738,840	99.9
			Assets in Excess of Other Liabilities	43,995	0.1
			Net Assets	$50,782,835	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)  Non-income producing security.

(2)  The grouping contains non-income producing securities.

(3)  Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(4)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(6)  Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$49,540,799	$—	$—	$49,540,799
Other	—	—	—	—
Short-Term Investments	1,198,041	—	—	1,198,041
Total Investments, at fair value	$50,738,840	$—	$—	$50,738,840

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, VY® Columbia Contrarian Core Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
SINO Forest Corp. (Escrow)	3/1/2013	$—	$—
		$—	$—

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $41,201,352.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$9,879,586
Gross Unrealized Depreciation	(342,098)
Net Unrealized Appreciation	$9,537,488

See Accompanying Notes to Financial Statements

VY® COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO   AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Communication Services: 2.2%
20,200		Nexstar Media Group, Inc.	$2,368,450	1.5
145,000	(1)	Other Securities	1,074,450	0.7
			3,442,900	2.2
		Consumer Discretionary: 8.6%
15,600	(2)	TopBuild Corp.	1,608,048	1.0
17,000	(2)	Visteon Corp.	1,472,030	0.9
356,700	(1)	Other Securities	10,749,655	6.7
			13,829,733	8.6
		Consumer Staples: 2.9%
73,500	(2)	BellRing Brands, Inc.	1,564,815	1.0
65,000	(2)	BJ's Wholesale Club Holdings, Inc.	1,478,100	0.9
34,000	(2)	TreeHouse Foods, Inc.	1,649,000	1.0
			4,691,915	2.9
		Energy: 4.8%
40,500		Scorpio Tankers, Inc.	1,593,270	1.0
660,600	(1)	Other Securities	6,082,059	3.8
			7,675,329	4.8
		Financials: 28.1%
44,500		Ameris Bancorp.	1,893,030	1.2
26,500		Amerisafe, Inc.	1,749,795	1.1
28,500		Argo Group International Holdings Ltd.	1,873,875	1.2
68,500		Atlantic Union Bankshares Corp.	2,572,175	1.6
43,500		Blackstone Mortgage Trust, Inc.	1,619,070	1.0
53,000		Cathay General Bancorp.	2,016,650	1.3
38,500		Community Bank System, Inc.	2,731,190	1.7
47,000		Hancock Whitney Corp.	2,062,360	1.3
39,000		Houlihan Lokey, Inc.	1,905,930	1.2
29,000		Independent Bank Corp.	2,414,250	1.5
157,000		MGIC Investment Corp.	2,224,690	1.4
54,500		Pacific Premier Bancorp, Inc.	1,776,972	1.1
58,000		Renasant Corp.	2,054,360	1.3
57,000		Sandy Spring Bancorp, Inc.	2,159,160	1.3
58,500		TCF Financial Corp.	2,737,800	1.7
29,500		UMB Financial Corp.	2,024,880	1.3
45,500		WSFS Financial Corp.	2,001,545	1.2
539,100	(1)	Other Securities	9,155,283	5.7
			44,973,015	28.1
		Health Care: 5.1%
48,000	(2)	Horizon Therapeutics Plc	1,737,600	1.1
15,500	(2)	LHC Group, Inc.	2,135,280	1.3
Shares			Value	Percentage of Net Assets
118,000	(2)	R1 RCM, Inc.	$1,531,640	1.0
83,000	(1)	Other Securities	2,715,645	1.7
			8,120,165	5.1
		Industrials: 13.5%
92,000	(2)	Evoqua Water Technologies Corp.	1,743,400	1.1
23,000		ICF International, Inc.	2,107,260	1.3
40,500		Kforce, Inc.	1,607,850	1.0
27,500	(2)	Mastec, Inc.	1,764,400	1.1
32,000		Skywest, Inc.	2,068,160	1.3
108,000	(2)	Sunrun, Inc.	1,491,480	1.0
502,200	(1)	Other Securities	10,760,813	6.7
			21,543,363	13.5
		Information Technology: 14.0%
78,000		Cohu, Inc.	1,782,300	1.1
59,000		KBR, Inc.	1,799,500	1.1
21,300	(2)	Lumentum Holdings, Inc.	1,689,090	1.1
19,000		Science Applications International Corp.	1,653,380	1.0
17,800		SYNNEX Corp.	2,292,640	1.4
111,000	(2)	Viavi Solutions, Inc.	1,665,000	1.1
425,400	(1)	Other Securities	11,442,764	7.2
			22,324,674	14.0
		Materials: 5.6%
33,522		Carpenter Technology Corp.	1,668,725	1.0
25,500		Materion Corp.	1,515,975	1.0
66,000	(2)	Summit Materials, Inc.	1,577,400	1.0
311,200	(1)	Other Securities	4,226,950	2.6
			8,989,050	5.6
		Real Estate: 8.2%
33,500		American Assets Trust, Inc.	1,537,650	1.0
63,000		First Industrial Realty Trust, Inc.	2,615,130	1.6
77,000		Mack-Cali Realty Corp.	1,781,010	1.1
12,000		PS Business Parks, Inc.	1,978,440	1.2
120,000		Sunstone Hotel Investors, Inc.	1,670,400	1.1
101,900		Other Securities	3,517,431	2.2
			13,100,061	8.2
		Utilities: 5.2%
17,500		ONE Gas, Inc.	1,637,475	1.0
30,000		PNM Resources, Inc.	1,521,300	1.0
29,000		Portland General Electric Co.	1,617,910	1.0
83,000		Other Securities	3,565,410	2.2
			8,342,095	5.2
		Total Common Stock (Cost $132,960,402)	157,032,300	98.2

See Accompanying Notes to Financial Statements

VY® COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
		Mutual Funds: 1.9%
3,086,638	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $3,086,638)	$3,086,638	1.9
		Total Short-Term Investments (Cost $3,086,638)	3,086,638	1.9
		Total Investments in Securities (Cost $136,047,040)	$160,118,938	100.1
		Liabilities in Excess of Other Assets	(228,744)	(0.1)
		Net Assets	$159,890,194	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)  The grouping contains non-income producing securities.

(2)  Non-income producing security.

(3)  Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$157,032,300	$—	$—	$157,032,300
Short-Term Investments	3,086,638	—	—	3,086,638
Total Investments, at fair value	$160,118,938	$—	$—	$160,118,938

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $136,048,271.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$33,591,878
Gross Unrealized Depreciation	(9,521,211)
Net Unrealized Appreciation	$24,070,667

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.7%
		Communication Services: 5.5%
130,680		AT&T, Inc.	$5,106,974	1.6
9,538	(1)	Charter Communications, Inc.	4,626,693	1.5
80,622		Comcast Corp. - Class A	3,625,571	1.2
966,632		Other Securities	3,739,059	1.2
			17,098,297	5.5
		Consumer Discretionary: 5.9%
115,848		Carnival Corp.	5,888,554	1.9
104,453		eBay, Inc.	3,771,798	1.2
167,083		General Motors Co.	6,115,238	2.0
81,148	(2)	Other Securities	2,264,072	0.8
			18,039,662	5.9
		Consumer Staples: 6.8%
91,819		Archer-Daniels- Midland Co.	4,255,811	1.4
22,797		Kimberly-Clark Corp.	3,135,727	1.0
97,436		Philip Morris International, Inc.	8,290,829	2.7
82,685		Other Securities	5,180,318	1.7
			20,862,685	6.8
		Energy: 15.8%
166,185		BP PLC ADR	6,271,822	2.0
103,488		Canadian Natural Resources Ltd.	3,347,192	1.1
55,184		Chevron Corp.	6,650,224	2.2
150,672		Devon Energy Corp.	3,912,952	1.3
66,646		Hess Corp.	4,452,619	1.4
360,914		Marathon Oil Corp.	4,901,212	1.6
131,632		Noble Energy, Inc.	3,269,739	1.1
91,749		Royal Dutch Shell PLC - Class A ADR	5,411,356	1.7
200,425		Suncor Energy, Inc.	6,573,940	2.1
479,501	(2)	Other Securities	3,935,531	1.3
			48,726,587	15.8
		Financials: 30.2%
31,521		Allstate Corp.	3,544,537	1.2
115,850		American International Group, Inc.	5,946,581	1.9
442,348		Bank of America Corp.	15,579,497	5.1
84,271		Bank of New York Mellon Corp.	4,241,359	1.4
204,077		Citigroup, Inc.	16,303,712	5.3
102,116		Citizens Financial Group, Inc.	4,146,931	1.3
140,750		Fifth Third Bancorp	4,326,655	1.4
18,340		Goldman Sachs Group, Inc.	4,216,916	1.4
Shares			Value	Percentage of Net Assets
78,148		JPMorgan Chase & Co.	$10,893,831	3.5
61,252		Metlife, Inc.	3,122,014	1.0
123,370		Morgan Stanley	6,306,674	2.0
19,304		PNC Financial Services Group, Inc.	3,081,498	1.0
57,542		State Street Corp.	4,551,572	1.5
91,973		Wells Fargo & Co.	4,948,147	1.6
63,820		Other Securities	1,950,339	0.6
			93,160,263	30.2
		Health Care: 11.2%
19,507		Allergan plc	3,729,153	1.2
21,104		Anthem, Inc.	6,374,041	2.1
70,149		Bristol-Myers Squibb Co.	4,502,864	1.4
40,805		CVS Health Corp.	3,031,404	1.0
53,179		Gilead Sciences, Inc.	3,455,572	1.1
106,497	(3)	Sanofi ADR	5,346,149	1.7
173,127	(4)	Other Securities	8,213,125	2.7
			34,652,308	11.2
		Industrials: 8.5%
53,288		Eaton Corp. PLC	5,047,439	1.6
57,794		Emerson Electric Co.	4,407,370	1.4
289,453		General Electric Co.	3,230,296	1.1
111,060		Johnson Controls International plc	4,521,253	1.5
77,130		Textron, Inc.	3,439,998	1.1
40,241		Other Securities	5,639,532	1.8
			26,285,888	8.5
		Information Technology: 8.1%
101,896		Cisco Systems, Inc.	4,886,932	1.6
47,151		Cognizant Technology Solutions Corp.	2,924,305	1.0
94,983		Intel Corp.	5,684,733	1.8
31,978		Microsoft Corp.	5,042,931	1.6
56,645		Qualcomm, Inc.	4,997,788	1.6
11,718		Other Securities	1,491,233	0.5
			25,027,922	8.1
		Materials: 3.2%
129,772		Corteva, Inc.	3,836,060	1.2
79,781		International Paper Co.	3,673,915	1.2
49,535		Other Securities	2,364,801	0.8
			9,874,776	3.2
		Utilities: 0.5%
63,000		Other Securities	1,448,370	0.5
		Total Common Stock (Cost $251,735,557)	295,176,758	95.7

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.2%
		Repurchase Agreements: 1.8%
1,305,021	(5)	Bank of Montreal, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,305,133, collateralized by various U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $1,331,121, due 04/20/49-12/01/49)	$1,305,021	0.4
386,635	(5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $386,669, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $394,403, due 01/15/20-11/15/48)	386,635	0.2
1,305,021	(5)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,305,133, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,331,121, due 02/13/20-09/20/69)	1,305,021	0.4
Principal Amount†			Value	Percentage of Net Assets
1,305,021	(5)	HSBC Securities USA, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,305,133, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $1,331,121, due 07/20/47-06/20/48)	$1,305,021	0.4
1,305,021	(5)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,305,134, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $1,331,122, due 01/28/20-05/15/27)	1,305,021	0.4
		Total Repurchase Agreements (Cost $5,606,719)	5,606,719	1.8
Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.4%
10,531,178	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $10,531,178)	$10,531,178	3.4
		Total Short-Term Investments (Cost $16,137,897)	16,137,897	5.2
		Total Investments in Securities (Cost $267,873,454)	$311,314,655	100.9
		Liabilities in Excess of Other Assets	(2,927,662)	(0.9)
		Net Assets	$308,386,993	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

(1)  Non-income producing security.

(2)  The grouping contains securities on loan.

(3)  Security, or a portion of the security, is on loan.

(4)  The grouping contains non-income producing securities.

(5)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)  Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$15,312,018	$1,786,279	$—	$17,098,297
Consumer Discretionary	18,039,662	—	—	18,039,662
Consumer Staples	18,130,303	2,732,382	—	20,862,685
Energy	48,726,587	—	—	48,726,587
Financials	93,160,263	—	—	93,160,263
Health Care	33,253,837	1,398,471	—	34,652,308
Industrials	26,285,888	—	—	26,285,888
Information Technology	25,027,922	—	—	25,027,922
Materials	9,874,776	—	—	9,874,776
Utilities	1,448,370	—	—	1,448,370
Total Common Stock	289,259,626	5,917,132	—	295,176,758
Short-Term Investments	10,531,178	5,606,719	—	16,137,897
Total Investments, at fair value	$299,790,804	$11,523,851	$—	$311,314,655
Other Financial Instruments+
Forward Foreign Currency Contracts	—	70,049	—	70,049
Total Assets	$299,790,804	$11,593,900	$—	$311,384,704
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(539,282)	$—	$(539,282)
Total Liabilities	$—	$(539,282)	$—	$(539,282)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2019, the following forward foreign currency contracts were outstanding for VY® Invesco Comstock Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	15,142	CHF	14,813	CIBC World Markets Corp.	01/16/20	$(179)
USD	7,833,094	EUR	7,084,522	CIBC World Markets Corp.	01/16/20	(120,268)
GBP	135,650	USD	179,667	Deutsche Bank AG	01/16/20	(1,391)
USD	125,810	EUR	113,386	Deutsche Bank AG	01/16/20	(1,481)
CHF	15,099	USD	15,614	Deutsche Bank AG	01/16/20	(61)
EUR	199,089	USD	221,211	Deutsche Bank AG	01/16/20	2,294
USD	135,350	GBP	102,999	Goldman Sachs International	01/16/20	(1,136)
GBP	854,395	USD	1,141,383	Goldman Sachs International	01/16/20	(9,208)
USD	7,071,510	CAD	9,398,568	Goldman Sachs International	01/16/20	(166,737)
GBP	201,025	USD	263,791	Goldman Sachs International	01/16/20	2,591
USD	2,655	CHF	2,637	RBC Capital Markets Corp.	01/16/20	(73)
USD	8,160,492	GBP	6,297,784	RBC Capital Markets Corp.	01/16/20	(184,818)
USD	1,039,989	CHF	1,033,406	RBC Capital Markets Corp.	01/16/20	(28,825)
CHF	29,373	USD	29,801	RBC Capital Markets Corp.	01/16/20	578
USD	201,809	CAD	267,015	RBC Capital Markets Corp.	01/16/20	(3,831)
USD	161,862	CAD	213,273	RBC Capital Markets Corp.	01/16/20	(2,389)
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	124,567	USD	139,825	RBC Capital Markets Corp.	01/16/20	$(602)
USD	20,910	CHF	20,595	RBC Capital Markets Corp.	01/16/20	(391)
USD	278,393	EUR	249,350	RBC Capital Markets Corp.	01/16/20	(1,537)
GBP	1,219,424	USD	1,628,271	RBC Capital Markets Corp.	01/16/20	(12,390)
EUR	2,344,575	USD	2,613,282	RBC Capital Markets Corp.	01/16/20	18,830
CAD	3,269,413	USD	2,480,383	RBC Capital Markets Corp.	01/16/20	37,535
CHF	348,344	USD	355,222	RBC Capital Markets Corp.	01/16/20	5,057
USD	117,771	CAD	154,845	RBC Capital Markets Corp.	01/16/20	(1,482)
CAD	258,219	USD	195,702	RBC Capital Markets Corp.	01/16/20	3,164
USD	113,480	GBP	87,512	RBC Capital Markets Corp.	01/16/20	(2,483)
						$(469,233)

Currency Abbreviations

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — EU Euro

GBP — British Pound

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$70,049
Total Asset Derivatives		$70,049
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$539,282
Total Liability Derivatives		$539,282

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$451,647
Total	$451,647
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(395,948)
Total	$(395,948)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:

	CIBC World Markets Corp.	Deutsche Bank AG	Goldman Sachs International	RBC Capital Markets Corp.	Totals
Assets:
Forward foreign currency contracts	$—	$2,294	$2,591	$65,164	$70,049
Total Assets	$—	$2,294	$2,591	$65,164	$70,049
Liabilities:
Forward foreign currency contracts	$120,447	$2,933	$177,081	$238,821	$539,282
Total Liabilities	$120,447	$2,933	$177,081	$238,821	$539,282
Net OTC derivative instruments by counterparty, at fair value	$(120,447)	$(639)	$(174,490)	$(173,657)	$(469,233)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$(120,447)	$(639)	$(174,490)	$(173,657)	$(469,233)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $270,691,591.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$53,035,071
Gross Unrealized Depreciation	(12,878,234)
Net Unrealized Appreciation	$40,156,837

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2019

Shares				Value	Percentage of Net Assets
COMMON STOCK: 60.3%
			Communication Services: 2.5%
26,174	(1)		Charter Communications, Inc.	$12,696,484	1.0
223,027			Comcast Corp. - Class A	10,029,524	0.7
5,400,655			Vodafone Group PLC	10,484,764	0.8
				33,210,772	2.5
			Consumer Discretionary: 5.4%
408,853	(1	),(2)	Capri Holdings Ltd.	15,597,742	1.2
336,594	(2)		Carnival Corp.	17,109,073	1.3
294,584			eBay, Inc.	10,637,428	0.8
590,944			General Motors Co.	21,628,551	1.6
2,352,216			Other Securities	6,771,437	0.5
				71,744,231	5.4
			Consumer Staples: 4.9%
286,638			Mondelez International, Inc.	15,788,021	1.2
312,052			Philip Morris International, Inc.	26,552,505	2.0
335,509	(1)		US Foods Holding Corp.	14,054,472	1.0
126,968	(3)		Other Securities	8,781,107	0.7
				65,176,105	4.9
			Energy: 6.4%
2,132,672			BP PLC	13,416,316	1.0
288,748			Canadian Natural Resources Ltd.	9,339,198	0.7
104,964			Chevron Corp.	12,649,212	1.0
463,047			Devon Energy Corp.	12,025,330	0.9
801,609			Marathon Oil Corp.	10,885,850	0.8
559,562			Royal Dutch Shell PLC - Class A	16,571,104	1.2
478,947			TechnipFMC PLC	10,268,624	0.8
				85,155,634	6.4
			Financials: 16.1%
474,667			American International Group, Inc.	24,364,657	1.8
810,644			Bank of America Corp.	28,550,882	2.1
318,455			Citigroup, Inc.	25,441,370	1.9
409,444			Citizens Financial Group, Inc.	16,627,521	1.3
73,943			Goldman Sachs Group, Inc.	17,001,714	1.3
Shares			Value	Percentage of Net Assets
101,424		JPMorgan Chase & Co.	$14,138,505	1.1
432,104		Morgan Stanley	22,089,156	1.7
131,808		PNC Financial Services Group, Inc.	21,040,511	1.6
265,549		Truist Financial Corp.	14,955,720	1.1
178,894		Wells Fargo & Co.	9,624,497	0.7
61,404		Willis Towers Watson PLC	12,399,924	0.9
300,786		Other Securities	7,453,477	0.6
			213,687,934	16.1
		Health Care: 10.3%
34,883		Anthem, Inc.	10,535,713	0.8
272,476		Bristol-Myers Squibb Co.	17,490,234	1.3
179,337		CVS Health Corp.	13,322,946	1.0
209,151		Johnson & Johnson	30,508,856	2.3
83,890		McKesson Corp.	11,603,665	0.9
95,722		Medtronic PLC	10,859,661	0.8
119,948		Sanofi	12,046,127	0.9
77,988		Zimmer Biomet Holdings, Inc.	11,673,244	0.9
557,964	(4)	Other Securities	19,517,221	1.4
			137,557,667	10.3
		Industrials: 4.2%
176,617		CSX Corp.	12,780,006	1.0
103,249		General Dynamics Corp.	18,207,961	1.4
96,990		Ingersoll-Rand PLC - Class A	12,891,911	1.0
280,143		Johnson Controls International plc	11,404,621	0.8
			55,284,499	4.2
		Information Technology: 6.6%
48,130		Apple, Inc.	14,133,374	1.1
210,927		Cognizant Technology Solutions Corp.	13,081,693	1.0
256,022		Intel Corp.	15,322,917	1.1
290,749		Oracle Corp.	15,403,882	1.2
143,050		Qualcomm, Inc.	12,621,301	0.9
251,173		Other Securities	17,600,984	1.3
			88,164,151	6.6
		Materials: 2.6%
460,146		Corteva, Inc.	13,601,916	1.0
383,749	(3)	Other Securities	21,146,201	1.6
			34,748,117	2.6

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Utilities: 1.3%
330,047			Other Securities	$17,776,674	1.3
			Total Common Stock (Cost $676,192,717)	802,505,784	60.3
PREFERRED STOCK: 0.8%
			Energy: 0.5%
140,612	(4)		Other Securities	7,235,893	0.5
			Financials: 0.3%
4,000	(1	),(2),(5),(6)	Wells Fargo & Co.	109,560	0.0
75,900	(4)		Other Securities	3,681,150	0.3
				3,790,710	0.3
			Total Preferred Stock (Cost $10,847,295)	11,026,603	0.8
Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 13.9%
			Basic Materials: 0.1%
770,000	(7)		LYB Finance Co. BV, 8.100%, 03/15/2027	$984,813	0.1
556,000			Other Securities	683,648	0.0
				1,668,461	0.1
			Communications: 1.6%
19,583,000	(3)		Other Securities	21,874,560	1.6
			Consumer, Cyclical: 1.2%
1,290,000	(7)		Daimler Finance North America LLC, 2.250%, 03/02/2020	1,290,351	0.1
14,586,882	(3)		Other Securities	15,244,130	1.1
				16,534,481	1.2
			Consumer, Non-cyclical: 2.4%
1,299,000	(7)		AbbVie, Inc., 4.050%, 11/21/2039	1,377,454	0.1
498,000	(7)		Bayer US Finance II LLC, 4.375%, 12/15/2028	543,360	0.0
981,000	(7)		Bayer US Finance LLC, 3.000%, 10/08/2021	993,587	0.1
Principal Amount†				Value	Percentage of Net Assets
654,000	(7)		Bristol-Myers Squibb Co., 4.125%, 06/15/2039	$754,333	0.1
325,000	(7)		Bristol-Myers Squibb Co., 4.000%, 08/15/2023	346,252	0.0
1,445,000	(7)		Bristol-Myers Squibb Co., 4.625%, 05/15/2044	1,750,888	0.1
1,232,000	(7)		Heineken NV, 3.500%, 01/29/2028	1,305,281	0.1
150,000	(7)		Kraft Heinz Foods Co., 4.625%, 10/01/2039	156,214	0.0
3,220,000	(2	),(7)	Nestle Holdings, Inc., 3.100%, 09/24/2021	3,292,176	0.3
1,095,000			Philip Morris International, Inc., 3.600%-4.875%, 11/15/2023- 11/15/2043	1,269,556	0.1
18,109,932	(3)		Other Securities	19,625,846	1.5
				31,414,947	2.4
			Energy: 1.1%
612,000	(2	),(7)	Cameron LNG LLC, 3.701%, 01/15/2039	625,048	0.0
13,718,000	(3)		Other Securities	14,611,247	1.1
				15,236,295	1.1
			Financial: 5.1%
455,000	(7)		ANZ New Zealand Int'l Ltd./London, 2.875%, 01/25/2022	462,430	0.0
440,000	(7)		Apollo Management Holdings L.P., 4.000%, 05/30/2024	465,990	0.0
285,000	(7)		Athene Global Funding, 2.750%, 06/25/2024	287,831	0.0
1,555,000	(7)		Athene Global Funding, 4.000%, 01/25/2022	1,606,245	0.1
725,000	(7)		BBVA Bancomer SA/Texas, 4.375%, 04/10/2024	773,339	0.1

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Financial (continued)
130,000	(7)		Carlyle Holdings Finance LLC, 3.875%, 02/01/2023	$134,348	0.0
595,000			Citizens Financial Group, Inc., 2.375%, 07/28/2021	597,923	0.0
1,335,000	(7)		Commonwealth Bank of Australia, 2.250%, 03/10/2020	1,335,788	0.1
472,000	(7)		Credit Suisse AG, 6.500%, 08/08/2023	527,424	0.0
1,175,000			Goldman Sachs Group, Inc., 4.250%-5.250%, 07/27/2021- 10/21/2025	1,262,962	0.1
755,000	(7)		Guardian Life Global Funding, 2.900%, 05/06/2024	775,905	0.1
670,000	(7)		Jackson National Life Global Funding, 2.100%, 10/25/2021	671,645	0.1
620,000	(7)		Jackson National Life Global Funding, 3.250%, 01/30/2024	643,195	0.0
4,430,000	(2	),(6)	JPMorgan Chase & Co., 3.200%- 5.229%, 06/15/2026- 12/31/2199	4,821,560	0.4
443,000	(7)		KKR Group Finance Co. III LLC, 5.125%, 06/01/2044	524,023	0.0
2,335,000	(7)		Liberty Mutual Group, Inc., 4.850%, 08/01/2044	2,677,648	0.2
1,300,000	(7)		MassMutual Global Funding II, 2.000%, 04/15/2021	1,302,130	0.1
670,000	(7)		Metropolitan Life Global Funding I, 2.050%, 06/12/2020	670,446	0.1
2,360,000	(7)		Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/2024	2,521,516	0.2
Principal Amount†			Value	Percentage of Net Assets
1,040,000		Morgan Stanley, 4.000%, 07/23/2025	$1,125,366	0.1
1,000,000	(7)	Nationwide Financial Services, Inc., 5.300%, 11/18/2044	1,139,612	0.1
690,000	(7)	Reliance Standard Life Global Funding II, 3.050%, 01/20/2021	697,456	0.1
1,360,000	(7)	Societe Generale SA, 2.625%, 09/16/2020	1,366,010	0.1
805,000	(7)	Societe Generale SA, 5.000%, 01/17/2024	868,083	0.1
985,000	(7)	Standard Chartered PLC, 3.050%, 01/15/2021	993,255	0.1
585,000	(7)	UBS Group AG, 4.125%, 04/15/2026	636,109	0.0
36,326,000	(3)	Other Securities	38,850,649	2.9
			67,738,888	5.1
		Industrial: 1.1%
305,000	(7)	Aviation Capital Group LLC, 2.875%, 01/20/2022	307,170	0.0
1,095,000	(7)	Aviation Capital Group LLC, 4.875%, 10/01/2025	1,179,485	0.1
435,000	(7)	BAE Systems Holdings, Inc., 2.850%, 12/15/2020	437,997	0.1
410,000	(7)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	412,886	0.0
375,000	(7)	Union Pacific Corp., 3.839%, 03/20/2060	380,968	0.0
10,989,000		Other Securities	11,611,943	0.9
			14,330,449	1.1
		Technology: 0.8%
1,581,000		Apple, Inc., 2.150%-3.350%, 02/09/2022- 02/09/2027	1,618,836	0.1

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Technology (continued)
910,000	(7)		Dell International LLC / EMC Corp., 5.450%, 06/15/2023	$987,045	0.1
35,000	(7)		Dell International LLC / EMC Corp., 8.350%, 07/15/2046	48,177	0.0
795,000	(7)		NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	896,470	0.1
6,324,000			Other Securities	6,561,241	0.5
				10,111,769	0.8
			Utilities: 0.5%
150,000	(7)		Electricite de France SA, 4.600%, 01/27/2020	150,254	0.0
620,000	(7)		Electricite de France SA, 4.875%, 01/22/2044	710,881	0.1
350,000	(6	),(7)	Electricite de France SA, 5.625%, 12/31/2199	371,250	0.0
5,144,000	(3)		Other Securities	5,333,100	0.4
				6,565,485	0.5
			Total Corporate Bonds/Notes (Cost $173,661,895)	185,475,335	13.9
MUNICIPAL BONDS: 0.0%
			Georgia: 0.0%
323,000			Other Securities	445,517	0.0
			Total Municipal Bonds (Cost $323,000)	445,517	0.0
U.S. TREASURY OBLIGATIONS: 10.3%
			U.S. Treasury Bonds: 0.7%
9,980,800			2.250%-4.500%, 02/15/2036- 08/15/2049	9,824,976	0.7
			U.S. Treasury Notes: 9.6%
180,000			2.625%,11/15/2020	181,517	0.0
41,470,000			1.625%,12/31/2021	41,511,844	3.1
50,770,000			1.625%,12/15/2022	50,794,109	3.8
30,846,700			1.750%,12/31/2024	30,916,678	2.4
Principal Amount†				Value	Percentage of Net Assets
3,842,900	(2)		1.750%,11/15/2029	$3,782,403	0.3
				127,186,551	9.6
			Total U.S. Treasury Obligations (Cost $136,771,606)	137,011,527	10.3
CONVERTIBLE BONDS/NOTES: 8.7%
			Communications: 3.9%
2,954,000	(7)		GCI Liberty, Inc., 1.750%, 09/30/2046	4,080,951	0.3
3,355,000	(7)		IAC Financeco 3, Inc., 2.000%, 01/15/2030	3,927,363	0.3
2,512,000	(7)		JOYY, Inc., 1.375%, 06/15/2026	2,272,561	0.2
2,665,000	(7)		Liberty Latin America Ltd., 2.000%, 07/15/2024	2,861,544	0.2
9,559,000			Liberty Media Corp., 1.375%, 10/15/2023	12,886,488	1.0
1,933,000			Liberty Media Corp., 2.250%, 09/30/2046	1,122,090	0.1
673,000	(2)		Liberty Media Corp.-Liberty Formula One, 1.000%, 01/30/2023	896,909	0.0
22,769,000	(3)		Other Securities	23,667,801	1.8
				51,715,707	3.9
			Consumer, Cyclical: 0.2%
2,264,000			Other Securities	2,766,382	0.2
			Consumer, Non-cyclical: 2.3%
617,000	(2	),(7)	Euronet Worldwide, Inc., 0.750%, 03/15/2049	737,491	0.1
23,037,000	(3)		Other Securities	29,106,241	2.2
				29,843,732	2.3
			Energy: 0.2%
3,036,000			Other Securities	2,969,557	0.2
			Technology: 2.1%
24,701,000	(3)		Other Securities	28,073,770	2.1
			Total Convertible Bonds/Notes (Cost $99,771,141)	115,369,148	8.7

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
EQUITY-LINKED NOTES: 1.2%
		Financial: 1.2%
9,000,000	(7)	Credit Suisse AG, Convertible Basket (Basket of 5 Common Stocks), 0.500%, 06/24/2024	$8,631,000	0.7
6,746,000		GS Finance Corp (Guarantor: The Goldman Sachs Group, Inc.), Exchangeable Basket (Basket of 5 Common Stocks), 0.250%, 07/08/2024	6,934,888	0.5
		Total Equity-Linked Notes (Cost $15,746,000)	15,565,888	1.2
STRUCTURED NOTES: 1.9%
		Diversified Finan Serv: 1.0%
11,984,000		Other Securities	12,849,880	1.0
		Financial: 0.9%
12,054,000		Other Securities	12,781,370	0.9
		Total Structured Notes (Cost $24,651,651)	25,631,250	1.9
U.S. GOVERNMENT AGENCY OBLIGATIONS(8): 0.1%
		Federal National Mortgage Association: 0.1%
915,000		Other Securities	1,303,536	0.1
		Total U.S. Government Agency Obligations (Cost $1,015,842)	1,303,536	0.1
		Total Long-Term Investments (Cost $1,138,981,147)	1,294,334,588	97.2
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
		Commercial Paper: 0.3%
990,000	(9)	DBS Bank Ltd., 1.710%, 01/07/2020	$989,688	0.1
990,000	(9)	Le Mouvement Des Caisses Desjardins, 1.750%, 01/09/2020	989,609	0.1
990,000	(9)	LMA Americas LLC, 1.800%, 01/27/2020	988,548	0.1
450,000	(9)	Matchpoint Finance PLC, 1.850%, 02/03/2020	449,237	0.0
325,000	(9)	Sheffield Receivables Company LLC, 1.950%, 02/27/2020	324,033	0.0
400,000	(9)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	398,434	0.0
		Total Commercial Paper (Cost $4,139,549)	4,139,549	0.3
		Floating Rate Notes: 0.3%
900,000	(9)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.0
900,000	(9)	Bedford Row Funding, 1.920%, 03/13/2020	900,079	0.1
990,000	(9)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	989,998	0.1
625,000	(9)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	625,048	0.0
990,000	(9)	Mitsubishi UFJ Financial Group, Inc., 1.960%, 05/22/2020	990,074	0.1
		Total Floating Rate Notes (Cost $4,405,132)	4,405,132	0.3

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements: 1.5%
2,324,956	(9)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $2,325,160, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $2,371,666, due 01/15/20- 11/15/48)	$2,324,956	0.1
7,703,092	(9)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $7,703,755, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $7,857,154, due 02/13/20- 09/20/69)	7,703,092	0.6
7,703,092	(9)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $7,703,759, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.030%, Market Value plus accrued interest $7,857,154, due 01/14/20- 12/20/49)	7,703,092	0.6
Principal Amount†				Value	Percentage of Net Assets
2,612,029	(9)		State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $2,612,279, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,664,341, due 04/15/21- 02/15/47)	$2,612,029	0.2
			Total Repurchase Agreements (Cost $20,343,169)	20,343,169	1.5
			Certificates of Deposit: 0.2%
990,000	(9)		Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.870%, 03/12/2020	989,914	0.1
900,000	(9)		Toronto-Dominion Bank, 1.850%, 03/18/2020	900,136	0.1
			Total Certificates of Deposit (Cost $1,890,050)	1,890,050	0.2
Shares				Value	Percentage of Net Assets
			Mutual Funds: 2.7%
33,529,166	(10)		BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	$33,529,166	2.5
1,250,000	(9	),(10)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	1,250,000	0.1

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Mutual Funds (continued)
1,030,000	(9	),(10)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	$1,030,000	0.1
			Total Mutual Funds (Cost $35,809,166)	35,809,166	2.7
			Total Short-Term Investments (Cost $66,587,066)	66,587,066	5.0
			Total Investments in Securities (Cost $1,205,568,213)	$1,360,921,654	102.2
			Liabilities in Excess of Other Assets	(28,977,124)	(2.2)
			Net Assets	$1,331,944,530	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Non-income producing security.

(2)  Security, or a portion of the security, is on loan.

(3)  The grouping contains securities on loan.

(4)  The grouping contains non-income producing securities.

(5)  Preferred Stock may be called prior to convertible date.

(6)  Variable rate security. Rate shown is the rate in effect as of December 31, 2019.

(7)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(8)  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(9)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(10)  Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$22,726,008	$10,484,764	$—	$33,210,772
Consumer Discretionary	64,972,794	6,771,437	—	71,744,231
Consumer Staples	65,176,105	—	—	65,176,105
Energy	55,168,214	29,987,420	—	85,155,634
Financials	213,687,934	—	—	213,687,934
Health Care	113,583,916	23,973,751	—	137,557,667
Industrials	55,284,499	—	—	55,284,499
Information Technology	88,164,151	—	—	88,164,151
Materials	34,748,117	—	—	34,748,117
Utilities	17,776,674	—	—	17,776,674
Total Common Stock	731,288,412	71,217,372	—	802,505,784
Preferred Stock	7,345,453	3,681,150	—	11,026,603
Corporate Bonds/Notes	—	185,475,335	—	185,475,335
Municipal Bonds	—	445,517	—	445,517
Convertible Bonds/Notes	—	115,369,148	—	115,369,148
Structured Notes	—	25,631,250	—	25,631,250
Equity-Linked Notes	—	15,565,888	—	15,565,888
U.S. Government Agency Obligations	—	1,303,536	—	1,303,536
U.S. Treasury Obligations	—	137,011,527	—	137,011,527
Short-Term Investments	35,809,166	30,777,900	—	66,587,066
Total Investments, at fair value	$774,443,031	$586,478,623	$—	$1,360,921,654

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$15,088	$—	$15,088
Total Assets	$774,443,031	$586,493,711	$—	$1,360,936,742
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(1,272,367)	$—	$(1,272,367)
Total Liabilities	$—	$(1,272,367)	$—	$(1,272,367)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2019, the following forward foreign currency contracts were outstanding for VY® Invesco Equity and Income Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	616,131	GBP	471,018	State Street Bank and Trust Co.	01/17/20	$(8,042)
USD	80,123	CHF	78,514	State Street Bank and Trust Co.	01/17/20	(1,087)
USD	237,181	CAD	311,848	State Street Bank and Trust Co.	01/17/20	(2,989)
USD	1,261,094	GBP	962,808	State Street Bank and Trust Co.	01/17/20	(14,779)
USD	145,770	EUR	130,444	State Street Bank and Trust Co.	01/17/20	(680)
USD	120,569	EUR	107,953	State Street Bank and Trust Co.	01/17/20	(631)
USD	198,870	CAD	262,038	State Street Bank and Trust Co.	01/17/20	(2,938)
USD	66,025	CHF	64,794	State Street Bank and Trust Co.	01/17/20	(994)
USD	129,458	EUR	116,050	State Street Bank and Trust Co.	01/17/20	(833)
CHF	74,703	USD	76,279	State Street Bank and Trust Co.	01/17/20	989
USD	482,152	EUR	431,813	State Street Bank and Trust Co.	01/17/20	(2,649)
EUR	182,621	USD	203,228	State Street Bank and Trust Co.	01/17/20	1,802
USD	1,274,663	GBP	967,835	State Street Bank and Trust Co.	01/17/20	(7,871)
USD	247,173	CAD	327,008	State Street Bank and Trust Co.	01/17/20	(4,672)
USD	195,616	CAD	257,707	State Street Bank and Trust Co.	01/17/20	(2,856)
USD	137,245	EUR	123,246	State Street Bank and Trust Co.	01/17/20	(1,124)
CAD	194,904	USD	147,711	State Street Bank and Trust Co.	01/17/20	2,394
GBP	569,913	USD	747,301	State Street Bank and Trust Co.	01/17/20	7,924
EUR	179,022	USD	199,011	State Street Bank and Trust Co.	01/17/20	1,979
USD	4,251,302	CHF	4,208,534	State Street Bank and Trust Co.	01/17/20	(101,753)
USD	6,046,413	CAD	8,036,578	State Street Bank and Trust Co.	01/17/20	(142,940)
USD	8,442,008	EUR	7,602,604	State Street Bank and Trust Co.	01/17/20	(93,520)
USD	18,803,456	GBP	14,517,757	State Street Bank and Trust Co.	01/17/20	(434,860)
CHF	99,858	USD	103,281	State Street Bank and Trust Co.	01/17/20	(412)
GBP	417,519	USD	553,020	State Street Bank and Trust Co.	01/17/20	(4,287)
USD	18,864,782	GBP	14,569,762	The Bank of New York Mellon	01/17/20	(442,450)
						$(1,257,279)

Currency Abbreviations

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — EU Euro

GBP — British Pound

USD — United States Dollar

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$15,088
Total Asset Derivatives		$15,088
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,272,367
Total Liability Derivatives		$1,272,367

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$584,543
Total	$584,543
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,136,767)
Total	$(1,136,767)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$15,088	$—	$15,088
Total Assets	$15,088	$—	$15,088
Liabilities:
Forward foreign currency contracts	$829,917	$442,450	$1,272,367
Total Liabilities	$829,917	$442,450	$1,272,367
Net OTC derivative instruments by counterparty, at fair value	$(814,829)	$(442,450)	$(1,257,279)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(814,829)	$(442,450)	$(1,257,279)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $1,208,453,591.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$184,684,495
Gross Unrealized Depreciation	(33,012,896)
Net Unrealized Appreciation	$151,671,599

See Accompanying Notes to Financial Statements

VY® INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2019

Shares				Value	Percentage of Net Assets
COMMON STOCK: 97.5%
			Brazil: 0.6%
220,850	(1	),(2)	Other Securities	$8,809,706	0.6
			China: 1.9%
830,559	(3)		JD.com, Inc. ADR	29,260,594	1.9
			France: 7.8%
61,950			Kering SA	40,819,975	2.7
141,738			LVMH Moet Hennessy Louis Vuitton SE	66,043,671	4.3
369,290			Societe Generale	12,887,534	0.8
				119,751,180	7.8
			Germany: 5.7%
123,030			Allianz SE	30,145,903	2.0
153,584			Bayer AG	12,485,920	0.8
327,572			SAP SE	44,090,817	2.9
				86,722,640	5.7
			India: 4.5%
12,243,558			DLF Ltd.	39,613,906	2.6
1,986,682	(4)		ICICI Bank Ltd. ADR	29,979,031	1.9
				69,592,937	4.5
			Italy: 0.2%
104,433			Other Securities	3,699,753	0.2
			Japan: 14.2%
385,900			Capcom Co., Ltd.	10,681,720	0.7
80,900			Fanuc Ltd.	14,939,392	1.0
88,604			Keyence Corp.	31,112,283	2.0
585,000			Murata Manufacturing Co., Ltd.	36,005,933	2.4
258,000			Nidec Corp.	35,238,622	2.3
38,700			Nintendo Co., Ltd.	15,478,458	1.0
303,400			Omron Corp.	17,684,636	1.2
353,841			Takeda Pharmaceutical Co., Ltd.	13,995,198	0.9
315,700			TDK Corp.	35,478,095	2.3
324,100			Other Securities	6,694,658	0.4
				217,308,995	14.2
			Netherlands: 4.1%
426,403			Airbus SE	62,581,424	4.1
			Spain: 1.7%
750,211			Industria de Diseno Textil SA	26,512,954	1.7
Shares				Value	Percentage of Net Assets
			Sweden: 2.4%
864,725			Assa Abloy AB	$20,213,344	1.3
420,598			Atlas Copco AB - A Shares	16,788,451	1.1
				37,001,795	2.4
			Switzerland: 1.4%
1,391,246			Credit Suisse Group AG	18,806,414	1.2
224,374			Other Securities	2,831,463	0.2
				21,637,877	1.4
			United Kingdom: 3.8%
1,154,386			Prudential PLC	22,118,914	1.5
428,068			Unilever PLC	24,503,912	1.6
882,897	(1	),(2)	Other Securities	11,261,692	0.7
				57,884,518	3.8
			United States: 49.2%
165,563	(3)		Adobe, Inc.	54,604,333	3.6
250,800			Agilent Technologies, Inc.	21,395,748	1.4
83,080	(3)		Alphabet, Inc. - Class A	111,276,521	7.2
7,191	(3)		Amazon.com, Inc.	13,287,818	0.9
140,480			Anthem, Inc.	42,429,174	2.8
514,362	(3)		Avantor, Inc.	9,335,670	0.6
233,220	(3)		Centene Corp.	14,662,541	1.0
504,660			Citigroup, Inc.	40,317,287	2.6
330,999			Colgate-Palmolive Co.	22,785,971	1.5
106,844	(3)		Electronic Arts, Inc.	11,486,798	0.7
143,475			Equifax, Inc.	20,103,717	1.3
258,520	(3)		Facebook, Inc. - Class A	53,061,230	3.5
64,029			Fidelity National Information Services, Inc.	8,905,794	0.6
126,130	(3)		Incyte Corp., Ltd.	11,013,672	0.7
187,070			Intuit, Inc.	48,999,245	3.2
168,050	(3)		Ionis Pharmaceuticals, Inc.	10,151,901	0.7
570,100			Maxim Integrated Products	35,066,851	2.3
77,409			Microsoft Corp.	12,207,399	0.8
274,643	(3)		PayPal Holdings, Inc.	29,708,133	1.9
205,270			S&P Global, Inc.	56,048,974	3.6
70,797	(3	),(4)	Sarepta Therapeutics, Inc.	9,135,645	0.6
140,302	(3)		Uniqure B.V.	10,054,041	0.7
170,630			United Parcel Service, Inc. - Class B	19,973,948	1.3
195,520			Walt Disney Co.	28,278,058	1.8

See Accompanying Notes to Financial Statements

VY® INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Shares				Value	Percentage of Net Assets
			United States (continued)
116,777			Zimmer Biomet Holdings, Inc.	$17,479,181	1.1
1,328,723	(1	),(2)	Other Securities	42,869,914	2.8
				754,639,564	49.2
			Total Common Stock (Cost $732,588,694)	1,495,403,937	97.5
PREFERRED STOCK: 0.3%
			Germany: 0.3%
81,382			Other Securities	5,010,064	0.3
			India: 0.0%
2,598,630	(2)		Other Securities	200,236	0.0
			Total Preferred Stock (Cost $5,223,617)	5,210,300	0.3
			Total Long-Term Investments (Cost $737,812,311)	1,500,614,237	97.8
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
			Commercial Paper: 0.4%
900,000	(5)		Banco Santander S.A., 1.950%, 02/05/2020	$898,382	0.1
600,000	(5)		Flex Co. LLC, 1.910%, 01/31/2020	599,070	0.0
850,000	(5)		Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	848,162	0.1
900,000	(5)		LMA Americas LLC, 2.000%, 01/31/2020	898,529	0.1
150,000	(5)		Mitsubishi UFJ Trust and Banking Corp., 1.910%, 02/04/2020	149,723	0.0
850,000	(5)		Nederlandse Waterschapsbank, 1.870%, 02/12/2020	848,247	0.1
500,000	(5)		Oversea-Chinese Banking Corp., Ltd., 1.900%, 02/11/2020	498,922	0.0
823,000	(5)		Societe Generale, 1.970%, 01/09/2020	822,630	0.0
725,000	(5)		United Overseas Bnk Group, 1.900%, 01/24/2020	724,219	0.0
			Total Commercial Paper (Cost $6,287,884)	6,287,884	0.4
Principal Amount†			Value	Percentage of Net Assets
		Floating Rate Notes: 0.5%
825,000	(5)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	$825,239	0.1
575,000	(5)	Commonwealth Bank of Australia, 1.920%, 03/16/2020	575,008	0.0
800,000	(5)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	800,224	0.1
725,000	(5)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	725,122	0.0
700,000	(5)	Credit Suisse Group AG, 1.890%, 04/17/2020	700,313	0.0
800,000	(5)	Mitsubishi UFJ Financial Group, Inc., 1.930%, 01/16/2020	800,094	0.1
825,000	(5)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	825,035	0.1
700,000	(5)	The Norinchukin Bank, 2.050%, 04/24/2020	700,252	0.0
825,000	(5)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	824,936	0.1
450,000	(5)	Toronto-Dominion Bank, 1.980%, 04/16/2020	450,136	0.0
		Total Floating Rate Notes (Cost $7,226,359)	7,226,359	0.5
		Repurchase Agreements: 2.1%
4,549,628	(5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $4,550,027, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $4,641,033, due 01/15/20- 11/15/48)	4,549,628	0.3
See Accompanying Notes to Financial Statements

VY® INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
11,562,348	(5)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $11,563,343, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $11,793,595, due 02/13/20- 09/20/69)	$11,562,348	0.7
11,562,348	(5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $11,563,343, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $11,793,595, due 06/30/21-12/01/49)	11,562,348	0.8
4,079,834	(5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $4,080,225, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $4,161,543, due 04/15/21-02/15/47)	4,079,834	0.3
		Total Repurchase Agreements (Cost $31,754,158)	31,754,158	2.1
Principal Amount†				Value	Percentage of Net Assets
			Certificates of Deposit: 0.0%
450,000	(5)		Toronto-Dominion Bank, 1.850%, 03/18/2020 (Cost $450,068)	$450,068	0.0
Shares				Value	Percentage of Net Assets
			Mutual Funds: 2.4%
33,374,580	(6)		BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	$33,374,580	2.2
2,040,000	(5	),(6)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	2,040,000	0.1
1,910,000	(5	),(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	1,910,000	0.1
			Total Mutual Funds (Cost $37,324,580)	37,324,580	2.4
			Total Short-Term Investments (Cost $83,043,049)	83,043,049	5.4
			Total Investments in Securities (Cost $820,855,360)	$1,583,657,286	103.2
			Liabilities in Excess of Other Assets	(49,337,504)	(3.2)
			Net Assets	$1,534,319,782	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  The grouping contains securities on loan.

(2)  The grouping contains non-income producing securities.

(3)  Non-income producing security.

(4)  Security, or a portion of the security, is on loan.

(5)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)  Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

VY® INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Information Technology	23.6%
Communication Services	15.0
Financials	14.2
Health Care	13.5
Industrials	13.1
Consumer Discretionary	12.7
Consumer Staples	3.1
Real Estate	2.6
Short-Term Investments	5.4
Liabilities in Excess of Other Assets	(3.2)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Brazil	$8,809,706	$—	$—	$8,809,706
China	29,260,594	—	—	29,260,594
France	—	119,751,180	—	119,751,180
Germany	—	86,722,640	—	86,722,640
India	29,979,031	39,613,906	—	69,592,937
Italy	—	3,699,753	—	3,699,753
Japan	—	217,308,995	—	217,308,995
Netherlands	—	62,581,424	—	62,581,424
Spain	—	26,512,954	—	26,512,954
Sweden	—	37,001,795	—	37,001,795
Switzerland	—	21,637,877	—	21,637,877
United Kingdom	11,261,692	46,622,826	—	57,884,518
United States	754,639,564	—	—	754,639,564
Total Common Stock	833,950,587	661,453,350	—	1,495,403,937
Preferred Stock	200,236	5,010,064	—	5,210,300
Short-Term Investments	37,324,580	45,718,469	—	83,043,049
Total Investments, at fair value	$871,475,403	$712,181,883	$—	$1,583,657,286

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(50,738)
Total	$(50,738)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $835,910,716.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$770,091,938
Gross Unrealized Depreciation	(22,384,784)
Net Unrealized Appreciation	$747,707,154

See Accompanying Notes to Financial Statements

VY® JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Communication Services: 2.9%
98,050	(1)	Liberty Media Corp. - SiriusXM C	$4,720,127	1.1
154,322	(2)	Other Securities	7,933,669	1.8
			12,653,796	2.9
		Consumer Discretionary: 12.0%
5,670	(1)	Autozone, Inc.	6,754,728	1.5
56,420		Best Buy Co., Inc.	4,953,676	1.1
42,960		Expedia Group, Inc.	4,645,694	1.1
31,750	(1)	Mohawk Industries, Inc.	4,330,065	1.0
35,590		Ralph Lauren Corp.	4,171,860	0.9
33,510		Tiffany & Co.	4,478,612	1.0
560,977	(3)	Other Securities	23,703,892	5.4
			53,038,527	12.0
		Consumer Staples: 3.9%
36,030	(1)	Post Holdings, Inc.	3,930,873	0.9
372,485	(3)	Other Securities	13,229,316	3.0
			17,160,189	3.9
		Energy: 5.4%
82,034		Diamondback Energy, Inc.	7,617,677	1.7
301,760		Williams Cos., Inc.	7,157,747	1.6
522,514		Other Securities	9,169,869	2.1
			23,945,293	5.4
		Financials: 21.8%
32,990		Ameriprise Financial, Inc.	5,495,474	1.2
122,470		Citizens Financial Group, Inc.	4,973,507	1.1
214,520		Fifth Third Bancorp	6,594,345	1.5
41,230		First Republic Bank	4,842,463	1.1
96,570		Hartford Financial Services Group, Inc.	5,868,559	1.3
160,840		Loews Corp.	8,442,491	1.9
49,433		M&T Bank Corp.	8,391,252	1.9
39,030		Marsh & McLennan Cos., Inc.	4,348,332	1.0
48,290		Northern Trust Corp.	5,130,330	1.2
54,050		Raymond James Financial, Inc.	4,835,313	1.1
57,620		T. Rowe Price Group, Inc.	7,020,421	1.6
117,027		Truist Financial Corp.	6,590,961	1.5
544,728	(2)	Other Securities	24,094,467	5.4
			96,627,915	21.8
		Health Care: 6.6%
51,100		AmerisourceBergen Corp.	4,344,522	1.0
18,550		Cigna Corp.	3,793,290	0.8
28,810	(1)	Laboratory Corp. of America Holdings	4,873,788	1.1
30,640		Universal Health Services, Inc.	4,395,614	1.0
Shares			Value	Percentage of Net Assets
41,480		Zimmer Biomet Holdings, Inc.	$6,208,726	1.4
54,750	(2)	Other Securities	5,589,628	1.3
			29,205,568	6.6
		Industrials: 8.8%
30,230		Acuity Brands, Inc.	4,171,740	0.9
50,320		Ametek, Inc.	5,018,917	1.1
60,030		Fortune Brands Home & Security, Inc.	3,922,360	0.9
24,160		IDEX Corp.	4,155,520	0.9
28,031		Snap-On, Inc.	4,748,451	1.1
161,820	(2)	Other Securities	17,031,128	3.9
			39,048,116	8.8
		Information Technology: 6.7%
40,680		Amphenol Corp.	4,402,796	1.0
33,540		CDW Corp.	4,790,854	1.1
27,306		Jack Henry & Associates, Inc.	3,977,665	0.9
27,690	(1)	Synopsys, Inc.	3,854,448	0.9
190,511	(2)	Other Securities	12,644,634	2.8
			29,670,397	6.7
		Materials: 4.8%
16,080		Martin Marietta Materials, Inc.	4,496,611	1.0
8,950		Sherwin-Williams Co.	5,222,683	1.2
145,850		Silgan Holdings, Inc.	4,533,018	1.0
134,760		Other Securities	6,908,632	1.6
			21,160,944	4.8
		Real Estate: 14.1%
28,500		AvalonBay Communities, Inc.	5,976,450	1.4
42,250		Boston Properties, Inc.	5,824,585	1.3
97,490	(1)	CBRE Group, Inc.	5,975,162	1.4
34,880		Federal Realty Investment Trust	4,490,103	1.0
65,646		Vornado Realty Trust	4,365,459	1.0
1,049,425	(2)	Other Securities	35,553,731	8.0
			62,185,490	14.1
		Utilities: 10.9%
145,010		CMS Energy Corp.	9,112,428	2.0
69,000		Edison International	5,203,290	1.2
37,470		Entergy Corp.	4,488,906	1.0
46,180		Sempra Energy	6,995,346	1.6
101,240		WEC Energy Group, Inc.	9,337,365	2.1
151,230		Xcel Energy, Inc.	9,601,593	2.2
79,410		Other Securities	3,695,742	0.8
			48,434,670	10.9
		Total Common Stock (Cost $315,650,941)	433,130,905	97.9

See Accompanying Notes to Financial Statements

VY® JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
		Repurchase Agreements: 0.5%
1,000,000	(4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,000,087, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 01/25/20-10/15/60)	$1,000,000	0.2
266,832	(4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $266,855, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $272,193, due 01/15/20-11/15/48)	266,832	0.1
1,000,000	(4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 06/30/21-12/01/49)	1,000,000	0.2
		Total Repurchase Agreements (Cost $2,266,832)	2,266,832	0.5
Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.9%
8,506,831	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $8,506,831)	$8,506,831	1.9
		Total Short-Term Investments (Cost $10,773,663)	10,773,663	2.4
		Total Investments in Securities (Cost $326,424,604)	$443,904,568	100.3
		Liabilities in Excess of Other Assets	(1,316,355)	(0.3)
		Net Assets	$442,588,213	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Non-income producing security.

(2)  The grouping contains non-income producing securities.

(3)  The grouping contains securities on loan.

(4)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)  Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

VY® JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$433,130,905	$—	$—	$433,130,905
Short-Term Investments	8,506,831	2,266,832	—	10,773,663
Total Investments, at fair value	$441,637,736	$2,266,832	$—	$443,904,568

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $327,749,944.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$135,388,992
Gross Unrealized Depreciation	(19,234,368)
Net Unrealized Appreciation	$116,154,624

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2019

Shares				Value	Percentage of Net Assets
COMMON STOCK: 99.0%
			Communication Services: 2.2%
554,294	(1	),(2)	Other Securities	$25,402,585	2.2
			Consumer Discretionary: 14.8%
90,200			Aptiv PLC	8,566,294	0.7
54,800	(3)		Burlington Stores, Inc.	12,496,044	1.1
75,100			Dollar General Corp.	11,714,098	1.0
73,200	(3)		Dollar Tree, Inc.	6,884,460	0.6
21,400			Domino's Pizza, Inc.	6,286,892	0.6
98,333			Hilton Worldwide Holdings, Inc.	10,906,113	0.9
29,900	(3)		Lululemon Athletica, Inc.	6,926,933	0.6
21,600	(3)		O'Reilly Automotive, Inc.	9,466,416	0.8
26,021	(3)		Ulta Beauty, Inc.	6,586,956	0.6
1,331,592	(1	),(2)	Other Securities	91,537,813	7.9
				171,372,019	14.8
			Consumer Staples: 3.1%
389,864	(1)		Other Securities	35,486,498	3.1
			Energy: 1.4%
44	(3	),(4),(5)	Venture Global LNG, Inc. - Series B	228,800	0.0
560	(3	),(4),(5)	Venture Global LNG, Inc. - Series C	2,912,000	0.3
534,052	(1	),(2)	Other Securities	12,658,230	1.1
				15,799,030	1.4
			Financials: 7.3%
83,433			Cboe Global Markets, Inc.	10,011,960	0.9
54,500			First Republic Bank	6,401,025	0.5
37,500			Willis Towers Watson PLC	7,572,750	0.6
841,346	(1	),(2)	Other Securities	61,316,041	5.3
				85,301,776	7.3
			Health Care: 14.5%
74,000			Agilent Technologies, Inc.	6,312,940	0.5
22,100	(3)		Align Technology, Inc.	6,166,784	0.5
157,000	(3)		Centene Corp.	9,870,590	0.9
25,600			Cooper Cos., Inc.	8,225,024	0.7
26,500	(3)		Idexx Laboratories, Inc.	6,919,945	0.6
20,000			Teleflex, Inc.	7,528,800	0.7
45,000	(3)		Veeva Systems, Inc.	6,329,700	0.5
1,705,672	(1	),(2)	Other Securities	117,265,572	10.1
				168,619,355	14.5
Shares				Value	Percentage of Net Assets
			Industrials: 17.8%
31,200			Cintas Corp.	$8,395,296	0.7
16,800	(3)		CoStar Group, Inc.	10,051,440	0.9
51,610			L3Harris Technologies, Inc.	10,212,071	0.9
15,200			TransDigm Group, Inc.	8,512,000	0.7
116,100			TransUnion	9,939,321	0.9
49,556			Verisk Analytics, Inc.	7,400,693	0.6
2,182,711	(1	),(2)	Other Securities	151,743,645	13.1
				206,254,466	17.8
			Information Technology: 32.0%
97,500			Amphenol Corp.	10,552,425	0.9
69,379	(3)		Atlassian Corp. PLC	8,349,069	0.7
99,470	(3)		Black Knight, Inc.	6,413,826	0.5
94,664			Booz Allen Hamilton Holding Corp.	6,733,450	0.6
95,800	(3)		Cadence Design Systems, Inc.	6,644,688	0.6
59,100			CDW Corp.	8,441,844	0.7
15,473	(3	),(5)	Datadog, Inc. - Lockup Shares	578,724	0.0
109,500	(3)		Fiserv, Inc.	12,661,485	1.1
33,400	(3)		FleetCor Technologies, Inc.	9,609,848	0.8
45,100	(3)		Gartner, Inc.	6,949,910	0.6
107,127			Global Payments, Inc.	19,557,105	1.7
69,850	(3)		Keysight Technologies, Inc.	7,168,706	0.6
58,500			KLA Corp.	10,422,945	0.9
34,755			Lam Research Corp.	10,162,362	0.9
255,948			Marvell Technology Group Ltd.	6,797,979	0.6
153,600			Maxim Integrated Products	9,447,936	0.8
107,700	(6)		Microchip Technology, Inc.	11,278,344	1.0
47,700			Motorola Solutions, Inc.	7,686,378	0.7
34,100	(3)		Palo Alto Networks, Inc.	7,885,625	0.7
79,200			Skyworks Solutions, Inc.	9,573,696	0.8
66,500	(3)		Splunk, Inc.	9,959,705	0.9
107,635			SS&C Technologies Holdings, Inc.	6,608,789	0.6
79,700			Xilinx, Inc.	7,792,269	0.7
2,230,724	(1	),(2)	Other Securities	169,301,588	14.6
				370,578,696	32.0

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Materials: 3.6%
98,380			Ball Corp.	$6,362,234	0.6
48,700			Vulcan Materials Co.	7,012,313	0.6
458,329	(1	),(2)	Other Securities	28,148,709	2.4
				41,523,256	3.6
			Real Estate: 1.7%
32,250			SBA Communications Corp.	7,771,928	0.7
6,575	(3	),(4),(5)	WeWork Companies, Inc. - Class A	92,576	0.0
340,310	(1)		Other Securities	11,867,171	1.0
				19,731,675	1.7
			Utilities: 0.6%
103,626			Other Securities	7,637,846	0.6
			Total Common Stock (Cost $761,302,503)	1,147,707,202	99.0
PREFERRED STOCK: 0.9%
			Communication Services: 0.4%
32,391	(3	),(4),(5)	AirBNB, Inc. - Series D	3,854,529	0.3
3,719	(3	),(4),(5)	AirBNB, Inc. - Series E	442,561	0.1
				4,297,090	0.4
			Information Technology: 0.4%
24,459	(3	),(4),(5)	Databricks, Inc., Series F	1,050,475	0.1
353,970	(3	),(4),(5)	Tanium, Inc. - Series G	3,009,241	0.2
23,311	(3	),(4),(5)	UiPath Inc., Series D-1	917,327	0.1
3,914	(3	),(4),(5)	UiPath Inc., Series D-2	154,023	0.0
				5,131,066	0.4
			Real Estate: 0.1%
44,396	(3	),(4),(5)	WeWork Companies, Inc. - Series D-1	625,096	0.1
34,882	(3	),(4),(5)	WeWork Companies, Inc. - Series D-2	491,138	0.0
24,709	(3	),(4),(5)	WeWork Companies, Inc. - Series E	347,903	0.0
				1,464,137	0.1
			Total Preferred Stock (Cost $7,676,732)	10,892,293	0.9
			Total Long-Term Investments (Cost $768,979,235)	1,158,599,495	99.9
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.4%
		Commercial Paper: 0.8%
975,000	(7)	Banco Santander S.A., 1.950%, 02/05/2020	$973,247	0.1
950,000	(7)	DBS Bank Ltd., 1.820%, 02/18/2020	947,688	0.1
700,000	(7)	Flex Co. LLC, 1.910%, 01/31/2020	698,915	0.0
975,000	(7)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	972,892	0.1
900,000	(7)	LMA Americas LLC, 2.000%, 01/31/2020	898,529	0.1
725,000	(7)	Mitsubishi UFJ Trust and Banking Corp., 1.920%, 01/31/2020	723,814	0.0
950,000	(7)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	948,041	0.1
850,000	(7)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	846,671	0.1
987,000	(7)	Societe Generale, 1.970%, 01/09/2020	986,556	0.1
975,000	(7)	Starbird Funding Corp., 1.910%, 02/20/2020	972,445	0.1
775,000	(7)	United Overseas Bnk Group, 1.900%, 01/24/2020	774,165	0.0
		Total Commercial Paper (Cost $9,742,963)	9,742,963	0.8
		Floating Rate Notes: 1.4%
950,000	(7)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	950,275	0.1
950,000	(7)	Bank of America Corp., 1.910%, 05/07/2020	950,000	0.1
900,000	(7)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.1
650,000	(7)	Bedford Row Funding, 1.960%, 05/18/2020	650,110	0.0
990,000	(7)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	989,998	0.1
800,000	(7)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	800,224	0.1
625,000	(7)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	625,048	0.0
925,000	(7)	Credit Suisse Group AG, 1.890%, 04/17/2020	925,414	0.1

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Floating Rate Notes (continued)
1,000,000	(7)	DNB ASA, 1.930%, 02/14/2020	$1,000,143	0.1
975,000	(7)	HSBC Bank PLC, 1.970%, 06/03/2020	974,997	0.1
250,000	(7)	Mitsubishi UFJ Financial Group, Inc., 2.050%, 02/25/2020	250,086	0.0
925,000	(7)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	925,039	0.1
350,000	(7)	National Australia Bank Ltd., 1.890%, 02/10/2020	350,008	0.0
875,000	(7)	National Bank Of Canada, 1.990%, 05/01/2020	875,113	0.1
325,000	(7)	Royal Bank Of Canada, 1.860%, 04/29/2020	325,020	0.0
975,000	(7)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	975,031	0.1
975,000	(7)	The Norinchukin Bank, 2.050%, 04/24/2020	975,351	0.1
275,000	(7)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	274,979	0.0
675,000	(7)	The Sumitomo Mitsui Financial Group, 2.010%, 05/01/2020	675,819	0.1
800,000	(7)	Toronto-Dominion Bank, 2.000%, 04/30/2020	800,051	0.0
625,000	(7)	Westpac Banking Corp, 1.830%, 02/10/2020	625,050	0.1
300,000	(7)	Westpac Banking Corp, 1.970%, 06/03/2020	300,012	0.0
		Total Floating Rate Notes (Cost $16,117,701)	16,117,701	1.4
Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements: 5.0%
22,543,635	(7)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $22,545,574, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $22,996,513, due 09/01/24-11/01/49)	$22,543,635	2.0
5,133,490	(7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $5,133,940, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $5,236,625, due 01/15/20-11/15/48)	5,133,490	0.4
22,543,635	(7)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $22,545,574, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $22,994,508, due 02/13/20-09/20/69)	22,543,635	2.0

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Repurchase Agreements (continued)
7,393,850	(7)		State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $7,394,559, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $7,541,930, due 04/15/21-02/15/47)	$7,393,850	0.6
			Total Repurchase Agreements (Cost $57,614,610)	57,614,610	5.0
			Certificates of Deposit: 0.3%
950,000	(7)		Deutscher Sparkassen- und Giroverband, 1.860%, 02/13/2020	950,269	0.1
950,000	(7)		Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.830%, 02/13/2020	949,923	0.0
950,000	(7)		Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	950,033	0.1
950,000	(7)		Sumitomo Mitsui Trust Holdings, Inc., 1.950%, 01/27/2020	950,138	0.1
			Total Certificates of Deposit (Cost $3,800,363)	3,800,363	0.3
Shares				Value	Percentage of Net Assets
			Mutual Funds: 0.9%
2,140,000	(7	),(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	$2,140,000	0.2
890,000	(7)		Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	890,000	0.1
2,722,000	(7	),(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	2,722,000	0.2
Shares				Value	Percentage of Net Assets
3,794,000	(7	),(8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	$3,794,000	0.3
509,341	(8)		T. Rowe Price Government Reserve Fund, 1.590%	509,341	0.1
			Total Mutual Funds (Cost $10,055,341)	10,055,341	0.9
			Total Short-Term Investments (Cost $97,330,978)	97,330,978	8.4
			Total Investments in Securities (Cost $866,310,213)	$1,255,930,473	108.3
			Liabilities in Excess of Other Assets	(96,743,789)	(8.3)
			Net Assets	$1,159,186,684	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  The grouping contains securities on loan.

(2)  The grouping contains non-income producing securities.

(3)  Non-income producing security.

(4)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $14,704,393 or 1.3% of net assets. Please refer to the table below for additional details.

(6)  Security, or a portion of the security, is on loan.

(7)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)  Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$25,402,585	$—	$—	$25,402,585
Consumer Discretionary	171,372,019	—	—	171,372,019
Consumer Staples	35,486,498	—	—	35,486,498
Energy	12,658,230	—	3,140,800	15,799,030
Financials	85,301,776	—	—	85,301,776
Health Care	168,619,355	—	—	168,619,355
Industrials	206,254,466	—	—	206,254,466
Information Technology	369,999,972	578,724	—	370,578,696
Materials	41,523,256	—	—	41,523,256
Real Estate	19,639,099	—	92,576	19,731,675
Utilities	7,637,846	—	—	7,637,846
Total Common Stock	1,143,895,102	578,724	3,233,376	1,147,707,202
Preferred Stock	—	—	10,892,293	10,892,293
Short-Term Investments	10,055,341	87,275,637	—	97,330,978
Total Investments, at fair value	$1,153,950,443	$87,854,361	$14,125,669	$1,255,930,473

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2019, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
AirBNB, Inc. - Series D	4/16/2014	$1,318,736	$3,854,529
AirBNB, Inc. - Series E	7/14/2015	346,218	442,561
Databricks, Inc., Series F	10/22/2019	1,050,475	1,050,475
Datadog, Inc. - Lockup Shares	5/7/2019	246,996	578,724
Tanium, Inc. - Series G	8/26/2015	1,757,214	3,009,241
UiPath Inc., Series D-1	4/26/2019	917,327	917,327
UiPath Inc., Series D-2	4/26/2019	154,023	154,023
Venture Global LNG, Inc. - Series B	3/8/2018	132,880	228,800
Venture Global LNG, Inc. - Series C	10/16/2017	2,083,973	2,912,000
WeWork Companies, Inc. - Class A	6/23/2015	144,501	92,576
WeWork Companies, Inc. - Series D-1	12/9/2014	739,245	625,096
WeWork Companies, Inc. - Series D-2	12/9/2014	580,826	491,138
WeWork Companies, Inc. - Series E	6/23/2015	812,668	347,903
		$10,285,082	$14,704,393

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2019 (CONTINUED)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2019:

Investments, at fair value	Fair Value at December 31, 2019	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)		Impact to Valuation from an Increase in Input***
Common Stocks	$3,233,376	Recent Comparable Transaction Price	Discount factor	—	**	— **
		Recent Comparable Transaction Price	Discount For Uncertainty	10%		Decrease
Preferred Stocks	$10,892,293	Recent Comparable Transaction Price	Discount factor	—	**	— **
		Recent Comparable Transaction Price	Discount For Uncertainty	10%		Decrease
		Market Comparable	Discount for Lack of Marketability	10%		Decrease
		Market Comparable	Enterprise Value to Gross Profit Multiple	4.7	x-5.6x	Increase
		Market Comparable	Enterprise Value to Sales Multiple	4.2	x-5.0x	Increase
		Market Comparable	Sales Growth Rate	19	%-21%	Increase
		Market Comparable	Gross Profit Growth Rate	20	%-23%	Increase
Total Investments, at fair value	$14,125,669

*  Valuation techniques may change in order to reflect management's judgment of current market participant assumptions.

**  No quantitative unobservable inputs were significant to the fair valuation determination at December 31, 2019

***  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2019:

	Common Stock	Preferred Stock	Total
Assets:
Beginning balance at December 31, 2018	$4,087,680	$12,989,606	$17,077,286
Purchases	308,740	2,121,824	2,430,564
Sales	(631,854)	—	(631,854)
Accrued discounts/(premiums)	—	—	—
Total realized gain (loss)	464,772	—	464,772
Net change in unrealized appreciation (depreciation)****	(687,222)	(3,526,725)	(4,213,947)
Transfers into Level 3	—	—	—
Transfers out of Level 3	(308,740)	(692,412)	(1,001,152)
Ending balance at December 31, 2019	$3,233,376	$10,892,293	$14,125,669
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2019****	$(280,480)	$(3,526,727)	$(3,807,207)

****  Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2019 may be due to securities no longer held or categorized as Level 3 at year end.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $868,966,841.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$419,656,204
Gross Unrealized Depreciation	(32,692,572)
Net Unrealized Appreciation	$386,963,632

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2019

Shares				Value	Percentage of Net Assets
COMMON STOCK: 97.9%
			Communication Services: 18.7%
39,440	(1)		Alphabet, Inc. - Class A	$52,825,542	3.2
38,466	(1)		Alphabet, Inc. - Class C	51,429,811	3.1
465,916	(1)		Facebook, Inc. - Class A	95,629,259	5.7
45,447	(1)		IAC/InterActiveCorp	11,321,302	0.7
110,344	(1)		Netflix, Inc.	35,704,008	2.1
567,600			Tencent Holdings Ltd.	27,344,787	1.6
126,593			Walt Disney Co.	18,309,146	1.1
681,704	(2	),(3)	Other Securities	19,549,815	1.2
				312,113,670	18.7
			Consumer Discretionary: 18.9%
231,876	(1)		Alibaba Group Holding Ltd. ADR	49,180,900	3.0
58,038	(1)		Amazon.com, Inc.	107,244,938	6.4
164,099			Aptiv PLC	15,584,482	0.9
7,537	(1)		Booking Holdings, Inc.	15,478,963	0.9
118,372	(1)		Dollar Tree, Inc.	11,132,887	0.7
365,044			Dollarama, Inc.	12,546,235	0.8
89,212	(4)		Ferrari NV	14,768,155	0.9
155,974			Las Vegas Sands Corp.	10,768,445	0.6
42,881	(1)		Lululemon Athletica, Inc.	9,934,241	0.6
138,253			Nike, Inc.	14,006,411	0.8
23,200	(1	),(4)	Tesla, Inc.	9,705,256	0.6
117,517			Wynn Resorts Ltd.	16,319,586	1.0
349,779	(3)		Other Securities	28,978,256	1.7
				315,648,755	18.9
			Consumer Staples: 0.5%
105,914			Other Securities	9,012,222	0.5
			Energy: 0.7%
95,763			Other Securities	11,221,110	0.7
			Financials: 2.2%
1,134,411	(1	),(5),(6)	Ant International Co., Limited - Class C	7,294,263	0.4
69,022			Chubb Ltd.	10,743,964	0.7
317,156	(3)		Other Securities	18,430,792	1.1
				36,469,019	2.2
			Health Care: 12.2%
51,813			Anthem, Inc.	15,649,080	0.9
74,635			Becton Dickinson & Co.	20,298,481	1.2
252,424	(1)		Centene Corp.	15,869,897	1.0
69,991			Cigna Corp.	14,312,460	0.9
Shares				Value	Percentage of Net Assets
97,316			HCA Healthcare, Inc.	$14,384,278	0.9
41,789	(1)		Intuitive Surgical, Inc.	24,703,567	1.5
120,221			Stryker Corp.	25,239,197	1.5
103,378			UnitedHealth Group, Inc.	30,391,064	1.8
109,491	(1)		Vertex Pharmaceuticals, Inc.	23,973,054	1.4
202,120	(3)		Other Securities	18,227,415	1.1
				203,048,493	12.2
			Industrials: 8.5%
137,524			Boeing Co.	44,799,818	2.7
180,592			Fortive Corp.	13,795,423	0.8
55,009			Roper Technologies, Inc.	19,485,838	1.2
191,747			TransUnion	16,415,461	1.0
182,419	(4)		Westinghouse Air Brake Technologies Corp.	14,192,198	0.8
623,891	(3)		Other Securities	33,246,995	2.0
				141,935,733	8.5
			Information Technology: 34.2%
264,099			Apple, Inc.	77,552,671	4.6
60,440	(4)		ASML Holding NV-NY REG	17,886,614	1.1
244,315			Fidelity National Information Services, Inc.	33,981,773	2.0
185,204	(1)		Fiserv, Inc.	21,415,139	1.3
80,532			Global Payments, Inc.	14,701,922	0.9
85,658			Intuit, Inc.	22,436,400	1.3
528,551			Marvell Technology Group Ltd.	14,038,315	0.8
190,687			Mastercard, Inc. - Class A	56,937,231	3.4
641,783			Microsoft Corp.	101,209,179	6.1
139,463	(1)		PayPal Holdings, Inc.	15,085,713	0.9
179,743	(1)		Salesforce.com, Inc.	29,233,402	1.8
68,839	(1)		ServiceNow, Inc.	19,434,626	1.2
120,638	(1)		Splunk, Inc.	18,067,953	1.1
51,440	(1	),(5),(6)	Stripe, Inc. - Class B	807,094	0.0
338,067			Visa, Inc. - Class A	63,522,789	3.8
85,873	(1	),(4)	VMware, Inc.	13,034,663	0.8
776,102	(2	),(3)	Other Securities	51,391,773	3.1
				570,737,257	34.2
			Materials: 0.6%
43,952			Other Securities	9,357,381	0.6

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Utilities: 1.4%
42,121			NextEra Energy, Inc.	$10,200,022	0.6
89,338			Sempra Energy	13,532,920	0.8
				23,732,942	1.4
			Total Common Stock (Cost $1,172,614,947)	1,633,276,582	97.9
PREFERRED STOCK: 1.9%
			Communication Services: 0.8%
59,241	(1	),(5),(6)	AirBNB, Inc. - Series D	7,049,679	0.5
16,058	(1	),(5),(6)	AirBNB, Inc. - Series E	1,910,902	0.1
68,026	(1	),(5),(6)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	3,464,707	0.2
				12,425,288	0.8
			Consumer Discretionary: 0.5%
163,010	(1	),(5),(6)	Aurora Innovation, Inc., - Series B	1,506,261	0.1
8,132	(1	),(5),(6)	DoorDash, Inc. - Series G	1,542,617	0.1
549,762	(1	),(5),(6)	Rivian Automotive, Inc. - Series D	5,906,643	0.3
				8,955,521	0.5
			Industrials: 0.2%
159,700	(1	),(5),(6)	GM Cruise Holdings, LLC - Class F	2,914,525	0.2
			Information Technology: 0.4%
93,459	(1	),(5),(6)	Magic Leap, Inc. - Series C	2,271,053	0.2
61,969	(1	),(5),(6)	Magic Leap, Inc. - Series D	1,505,847	0.1
57,073	(1	),(5),(6)	UiPath Inc., Series D-1	2,245,920	0.1
9,584	(1	),(5),(6)	UiPath Inc., Series D-2	377,147	0.0
				6,399,967	0.4
			Real Estate: 0.0%
42,822	(1	),(5),(6)	WeWork Companies, Inc. - Series E	602,934	0.0
			Total Preferred Stock (Cost $25,499,799)	31,298,235	1.9
			Total Long-Term Investments (Cost $1,198,114,746)	1,664,574,817	99.8
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.2%
		Commercial Paper: 0.4%
425,000	(7)	Banco Santander S.A., 1.950%, 02/05/2020	$424,236	0.0
300,000	(7)	Banco Santander S.A., 1.950%, 02/06/2020	299,445	0.0
975,000	(7)	DBS Bank Ltd., 1.820%, 02/18/2020	972,627	0.1
350,000	(7)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	349,314	0.0
450,000	(7)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	449,027	0.1
900,000	(7)	LMA Americas LLC, 1.810%, 01/23/2020	898,832	0.1
625,000	(7)	Matchpoint Finance PLC, 1.850%, 02/03/2020	623,941	0.0
650,000	(7)	Mitsubishi UFJ Trust and Banking Corp., 1.910%, 02/04/2020	648,799	0.0
400,000	(7)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	399,175	0.0
250,000	(7)	Sheffield Receivables Company LLC, 1.950%, 02/27/2020	249,257	0.0
500,000	(7)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	498,042	0.1
		Total Commercial Paper (Cost $5,812,695)	5,812,695	0.4
		Floating Rate Notes: 0.7%
775,000	(7)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	775,224	0.1
750,000	(7)	Bank of America Corp., 1.910%, 05/07/2020	750,000	0.0
900,000	(7)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.1
425,000	(7)	Commonwealth Bank of Australia, 1.920%, 01/24/2020	425,054	0.0
550,000	(7)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	549,999	0.1
300,000	(7)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	300,084	0.0
625,000	(7)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	625,048	0.0

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Floating Rate Notes (continued)
600,000	(7)	Credit Suisse Group AG, 1.720%, 01/16/2020	$600,044	0.1
375,000	(7)	Credit Suisse Group AG, 1.750%, 01/30/2020	375,040	0.0
300,000	(7)	Lloyds Bank PLC, 1.880%, 01/15/2020	300,029	0.0
300,000	(7)	Mitsubishi UFJ Financial Group, Inc., 2.070%, 02/28/2020	300,120	0.0
250,000	(7)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	250,010	0.0
600,000	(7)	Mizuho Financial Group Inc., 2.020%, 05/26/2020	600,052	0.1
350,000	(7)	National Australia Bank Ltd., 1.890%, 02/10/2020	350,008	0.0
575,000	(7)	National Bank Of Canada, 1.990%, 05/01/2020	575,074	0.0
550,000	(7)	Natixis S.A., 2.030%, 01/24/2020	550,033	0.0
875,000	(7)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	875,028	0.1
650,000	(7)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	649,992	0.0
575,000	(7)	The Norinchukin Bank, 2.050%, 04/24/2020	575,207	0.0
450,000	(7)	The Sumitomo Mitsui Financial Group, 1.840%, 01/10/2020	450,033	0.0
500,000	(7)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	499,961	0.1
575,000	(7)	Westpac Banking Corp, 1.830%, 02/10/2020	575,046	0.0
		Total Floating Rate Notes (Cost $11,851,019)	11,851,019	0.7
Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements: 2.2%
14,973,682	(7)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $14,974,970, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $15,274,488, due 09/01/24-11/01/49)	$14,973,682	0.9
2,645,054	(7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $2,645,286, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $2,698,195, due 01/15/20-11/15/48)	2,645,054	0.1
14,973,682	(7)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $14,974,970, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $15,273,156, due 02/13/20-09/20/69)	14,973,682	0.9

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Repurchase Agreements (continued)
4,796,180	(7)		State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $4,796,640, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $4,892,235, due 04/15/21-02/15/47)	$4,796,180	0.3
			Total Repurchase Agreements (Cost $37,388,598)	37,388,598	2.2
			Certificates of Deposit: 0.2%
650,000	(7)		Deutscher Sparkassen-und Giroverband, 1.860%, 02/13/2020	650,184	0.0
825,000	(7)		Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.830%, 02/13/2020	824,933	0.0
850,000	(7)		Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	850,030	0.1
325,000	(7)		The Norinchukin Bank, 1.870%, 03/05/2020	325,011	0.0
900,000	(7)		Toronto-Dominion Bank, 1.850%, 03/18/2020	900,136	0.1
			Total Certificates of Deposit (Cost $3,550,294)	3,550,294	0.2
Shares				Value	Percentage of Net Assets
			Mutual Funds: 0.7%
530,000	(7)		Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	$530,000	0.1
1,773,000	(7	),(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	1,773,000	0.1
Shares				Value	Percentage of Net Assets
1,630,000	(7	),(8)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	$1,630,000	0.1
1,773,000	(7	),(8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	1,773,000	0.1
5,320,233	(8)		T. Rowe Price Government Reserve Fund, 1.590%	5,320,233	0.3
			Total Mutual Funds (Cost $11,026,233)	11,026,233	0.7
			Total Short-Term Investments (Cost $69,628,839)	69,628,839	4.2
			Total Investments in Securities (Cost $1,267,743,585)	$1,734,203,656	104.0
			Liabilities in Excess of Other Assets	(66,854,680)	(4.0)
			Net Assets	$1,667,348,976	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  The grouping contains securities on loan.

(3)  The grouping contains non-income producing securities.

(4)  Security, or a portion of the security, is on loan.

(5)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $39,399,592 or 2.4% of net assets. Please refer to the table below for additional details.

(7)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)  Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$284,768,883	$27,344,787	$—	$312,113,670
Consumer Discretionary	315,648,755	—	—	315,648,755
Consumer Staples	9,012,222	—	—	9,012,222
Energy	11,221,110	—	—	11,221,110
Financials	29,174,756	—	7,294,263	36,469,019
Health Care	195,150,330	7,898,163	—	203,048,493
Industrials	141,935,733	—	—	141,935,733
Information Technology	553,073,018	16,857,145	807,094	570,737,257
Materials	9,357,381	—	—	9,357,381
Utilities	23,732,942	—	—	23,732,942
Total Common Stock	1,573,075,130	52,100,095	8,101,357	1,633,276,582
Preferred Stock	—	—	31,298,235	31,298,235
Short-Term Investments	11,026,233	58,602,606	—	69,628,839
Total Investments, at fair value	$1,584,101,363	$110,702,701	$39,399,592	$1,734,203,656

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2019, VY® T. Rowe Price Growth Equity Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
AirBNB, Inc. - Series D	4/16/2014	$2,411,881	$7,049,679
AirBNB, Inc. - Series E	7/14/2015	1,494,910	1,910,902
Ant International Co., Limited - Class C	6/7/2018	6,364,046	7,294,263
Aurora Innovation, Inc., - Series B	3/1/2019	1,506,261	1,506,261
DoorDash, Inc. - Series G	11/12/2019	1,542,617	1,542,617
GM Cruise Holdings, LLC - Class F	5/7/2019	2,914,525	2,914,525
Magic Leap, Inc. - Series C	1/20/2016	2,152,641	2,271,053
Magic Leap, Inc. - Series D	10/12/2017	1,673,163	1,505,847
Rivian Automotive, Inc. - Series D	12/23/2019	5,906,643	5,906,643
Stripe, Inc. - Class B	12/17/2019	807,094	807,094
UiPath Inc., Series D-1	4/26/2019	2,245,920	2,245,920
UiPath Inc., Series D-2	4/26/2019	377,147	377,147
WeWork Companies, Inc. - Series E	6/23/2015	1,408,397	602,934
Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	10/19/2015	1,865,694	3,464,707
		$32,670,939	$39,399,592

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2019 (CONTINUED)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2019:

Investments, at fair value	Fair Value at December 31, 2019	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)	Impact to Valuation from an Increase in Input***
Common Stocks	$8,101,357	Recent Comparable Transaction Prices(s) Market Comparable	Discount Factor	—**	—**
Preferred Stocks	$31,298,235	Recent Comparable Transaction Price	—**	—**	—**
		Recent Comparable Transaction Price	Discount For Uncertainty	10%	Decrease
		Recent Comparable Transaction Price	Discount For Uncertainty	15%	Decrease
		Market Comparable	Discount for Lack of Marketability	10%	Decrease
		Market Comparable	Enterprise Value to Gross Profit Multiple	4.7x-5.6x	Increase
		Market Comparable	Enterprise Value to Sales Multiple	4.2x-5.0x	Increase
		Market Comparable	Sales Growth Rate	19%-21%	Increase
		Market Comparable	Gross Profit Growth Rate	20%-23%	Increase
Total Investments, at fair value	$39,399,592

*  Valuation techniques may change in order to reflect management's judgment of current market participant assumptions.

**  No quantitative unobservable inputs were significant to the fair valuation determination at December 31, 2019

***  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2019:

	Common Stock	Preferred Stock	Total
Assets:
Beginning balance at December 31, 2018	$6,615,863	$21,544,210	$28,160,073
Purchases	807,094	14,493,113	15,300,207
Sales	(97,200)	(147,528)	(244,728)
Accrued discounts/(premiums)	—	—	—
Total realized gain (loss)	37,999	57,675	95,674
Net change in unrealized appreciation (depreciation)****	896,160	(843,635)	52,525
Transfers into Level 3	—	—	—
Transfers out of Level 3	(158,559)	(3,805,600)	(3,964,159)
Ending balance at December 31, 2019	$8,101,357	$31,298,235	$39,399,592
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2019****	$930,217	$(791,944)	$138,273

****  Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2019 may be due to securities no longer held or categorized as Level 3 at year end.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $1,272,221,380.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$475,550,598
Gross Unrealized Depreciation	(13,554,026)
Net Unrealized Appreciation	$461,996,572

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Bond Portfolio
Class ADV	NII	$0.4433
Class I	NII	$0.5019
Class S	NII	$0.4745
Voya International High Dividend Low Volatility Portfolio
Class ADV	NII	$0.1884
Class I	NII	$0.2581
Class S	NII	$0.2225
Class S2	NII	$0.1730
All Classes	LTCG	$0.9830
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1183
Class I	NII	$0.1784
Class S	NII	$0.1448
Class S2	NII	$0.1153
All Classes	STCG	$0.3024
All Classes	LTCG	$0.8690
VY® Baron Growth Portfolio
All Classes	LTCG	$13.8924
All Classes	ROC	$0.1490
VY® Columbia Contrarian Core Portfolio
Class ADV	NII	$0.2879
Class I	NII	$0.5163
Class S	NII	$0.4016
All Classes	STCG	$0.2926
All Classes	LTCG	$7.6144
VY® Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.0055
Class I	NII	$0.1083
Class R6	NII	$0.1083
Class S	NII	$0.0561
Class S2	NII	$0.0302
All Classes	LTCG	$2.0675
VY® Invesco Comstock Portfolio
Class ADV	NII	$0.4082
Class I	NII	$0.4959
Class S	NII	$0.4504
All Classes	STCG	$0.0838
All Classes	LTCG	$3.9228
Portfolio Name	Type	Per Share Amount
VY® Invesco Equity and Income Portfolio
Class ADV	NII	$0.6805
Class I	NII	$0.8975
Class S	NII	$0.7848
Class S2	NII	$0.7205
All Classes	LTCG	$2.3509
VY® Invesco Oppenheimer Global Portfolio
Class ADV	NII	$—
Class I	NII	$0.1045
Class S	NII	$0.0427
Class S2	NII	$0.0295
All Classes	STCG	$0.0245
All Classes	LTCG	$3.5592
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.1214
Class I	NII	$0.2055
Class S	NII	$0.1615
Class S2	NII	$0.1320
All Classes	STCG	$0.0954
All Classes	LTCG	$2.2308
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$0.0266
Class I	NII	$0.0360
Class R6	NII	$0.0360
Class S	NII	$0.0266
Class S2	NII	$0.0266
All Classes	STCG	$0.0437
All Classes	LTCG	$1.2321
VY® T. Rowe Price Growth Equity Portfolio
Class ADV	NII	$—
Class I	NII	$0.1745
Class S	NII	$—
Class S2	NII	$—
All Classes	LTCG	$19.2580

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain
ROC — Return of capital

Of the ordinary distributions made during the year ended December 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® American Century Small-Mid Cap Value Portfolio	38.09%
VY® Columbia Contrarian Core Portfolio	55.90%
VY® Columbia Small Cap Value II Portfolio	100.00%
VY® Invesco Comstock Portfolio	83.43%
VY® Invesco Equity and Income Portfolio	60.14%
VY® Invesco Oppenheimer Global Portfolio	99.97%
VY® JPMorgan Mid Cap Value Portfolio	100.00%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	100.00%
VY® T. Rowe Price Growth Equity Portfolio	100.00%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya International High Dividend Low Volatility Portfolio	$38,959,190
VY® American Century Small-Mid Cap Value Portfolio	$26,390,436
VY® Baron Growth Portfolio	$347,944,282
VY® Columbia Contrarian Core Portfolio	$94,000,420
VY® Columbia Small Cap Value II Portfolio	$20,244,186
VY® Invesco Comstock Portfolio	$90,933,278
VY® Invesco Equity and Income Portfolio	$70,723,269
VY® Invesco Oppenheimer Global Portfolio	$247,084,828
VY® JPMorgan Mid Cap Value Portfolio	$52,232,524
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	$106,411,255
VY® T. Rowe Price Growth Equity Portfolio	$418,893,692

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya International High Dividend Low Volatility Portfolio	$1,101,503	$0.0265	93.06%

*  None of the Portfolio's income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director Chairperson	November 2007 - Present January 2020 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	146	Dentaquest (February 2014 - Present); RSR Partners, Inc. (2016 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	November 1997 - Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - December 2019).	146	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	146	Wisconsin Energy Corporation (June 2006 - Present); The Royce Fund (22 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Director	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - November 2015).	146	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	146	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	January 2006 - Present	Consultant (May 2001 - Present).	146	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	October 2015 - Present	Retired.	146	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Director who is an "interested person":
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Director	July 2018 - Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Voya Investments Distributor, LLC (April 2018 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an "interested person" as defined in the 1940 Act, of each Portfolio ("Independent Director") is subject to the Board's retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board's other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*  Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Director of the Board.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 - Present

Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 - Present); Chief Financial Officer, Voya Investment Management (September 2014 - Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 - March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 - Present

President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018 - Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 - Present

Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Chief Administrative Officer, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 - September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	President, Voya Funds Services, LLC (March 2018 - Present) and Senior Vice President, Voya Investments, LLC (April 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	January 2005 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006 - Present

Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (March 2006 - Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	January 2005 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 - October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 - Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 - Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 - June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	January 2005 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 - Present

Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 - Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 - Present). Formerly, Vice President, Voya Investment Management (March 2014 - February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 - Present

Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 - Present); Compliance Consultant, Voya Financial, Inc. (January 2019 - Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 - December 2018).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 - Present	Vice President and Counsel, Voya Investment Management - Mutual Fund Legal Department (January 2013 - Present).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 21, 2019, the Board of Directors ("Board") of Voya Partners, Inc. (the "Company"), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the "Management Contracts") between Voya Investments, LLC (the "Manager") and the Company, on behalf of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Oppenheimer Global Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, and VY® T. Rowe Price Growth Equity Portfolio, each a series of the Company (the "Portfolios"), and the sub-advisory contracts (the "Sub-Advisory Contracts," and together with the Management Contracts, the "Contracts") with the sub-advisers to each Portfolio (the "Sub-Advisers") for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 21, 2019, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as "management") on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund's investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the "IRCs"), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager's role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds ("Methodology Guide") related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio ("Selected Peer Group") based on that Portfolio's particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data ("Morningstar")), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Directors periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

with respect to each Portfolio's investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios' operations and risk management and the oversight of their various other service providers.

The Board considered the "manager-of-managers" platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board's approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund's performance. The Board was advised that, in connection with the Manager's performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser's management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company's Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio's Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. In addition, the Board considered the investment performance of Voya Global Bond Portfolio compared to an additional performance peer group that is approved by the Portfolio's IRC due to the unique investment structure or strategy of the Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio's performance and risk, including risk-adjusted investment return information, from the Company's Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager and the relevant Sub-Adviser, respectively.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm's-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the Manager is responsible for paying the fees of the Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio's Selected Peer Group. In addition, the Board considered the contractual management fee schedule for VY® Baron Growth Portfolio compared to other funds its Sub-Adviser manages, as identified by the Manager. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm's-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager's and the Voya-affiliated Sub-Adviser's profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers' potential fall-out benefits were not unreasonable.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio's Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio's more recent performance, asset levels and asset flows. Each Portfolio's management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Global Bond Portfolio

In considering whether to approve the renewal of the Contracts for Voya Global Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, the third quintile for the year-to-date period and the fourth quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer

Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya International High Dividend Low Volatility Portfolio

In considering whether to approve the renewal of the Management Contract for Voya International High Dividend Low Volatility Portfolio (formerly, VY® Templeton Foreign Equity Portfolio), the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year and ten-year periods, the fourth quintile for the three-year and five-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management's representations that there was a change in the Portfolio's Sub-Adviser and its investment strategies effective May 1, 2019, which means that performance prior to May 1, 2019 reflects the performance of a different Sub-Adviser.

In considering the fees payable under the Management Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management Contract for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Contracts for VY® American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, the second quintile for the year-to-date, three-year and ten-year periods, and the third quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Baron Growth Portfolio

In considering whether to approve the renewal of the Contracts for VY® Baron Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, one-year, three-year and ten-year periods, and the second quintile for the five-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding its belief that the Portfolio's pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

may have given different weight to different individual factors and related conclusions.

VY® Columbia Contrarian Core Portfolio

In considering whether to approve the renewal of the Contracts for VY® Columbia Contrarian Core Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year, five-year and ten-year periods, and the fourth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management's representations regarding: (1) the impact of security selection on the Portfolio's performance; (2) its confidence in the Sub-Adviser's ability to deliver favorable long-term performance; and (3) the competitiveness of the Portfolio's performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding its belief that the Portfolio's pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Contracts for VY® Columbia Small Cap Value II Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and five-year periods, the third quintile for the three-year and ten-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Comstock Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Comstock Portfolio, the Board

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year period, the second quintile for the year-to-date and ten-year periods, the fourth quintile for the five-year period, and the fifth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed, and the year-to-date period, during which its performance was equal to the performance of its primary benchmark.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding its belief that the Portfolio's pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Equity and Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, three-year, five-year and ten-year periods, and the fifth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Management Contract for VY® Invesco Oppenheimer Global Portfolio (formerly, VY® Oppenheimer Global Portfolio), the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, three-year, five-year and ten-year periods, and the third quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.

In considering the fees payable under the Management Contract for the Portfolio, the Board took into account the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management Contract for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Contracts for VY® JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, five-year, and ten-year periods, the third quintile for the one-year period, and the fourth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and five-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management's representations regarding: (1) the competitiveness of the Portfolio's performance during certain periods; and (2) the effect that a change in the Portfolio's Morningstar category in 2015 had on the Portfolio's performance relative to its Morningstar category.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding its belief that the Portfolio's pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year and ten-year periods, and the second quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year and ten-year periods, the second quintile for the three-year period, and the third quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and

(c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer. In analyzing this fee data, the Board took into account management's representations regarding its belief that the Portfolio's pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

VPAR-VPI

(1219-022120)

Annual Report
December 31, 2019
Classes ADV, I, R6, S, S2 and T
Voya Partners, Inc.
■ Voya Solution Aggressive Portfolio	■ Voya Solution 2030 Portfolio
■ Voya Solution Balanced Portfolio	■ Voya Solution 2035 Portfolio
■ Voya Solution Conservative Portfolio	■ Voya Solution 2040 Portfolio
■ Voya Solution Income Portfolio	■ Voya Solution 2045 Portfolio
■ Voya Solution Moderately Aggressive Portfolio	■ Voya Solution 2050 Portfolio
■ Voya Solution Moderately Conservative Portfolio	■ Voya Solution 2055 Portfolio
■ Voya Solution 2020 Portfolio	■ Voya Solution 2060 Portfolio
■ Voya Solution 2025 Portfolio
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New season, last year’s plot
Dear Shareholder,
The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.
So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.
Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.
With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 21, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.
A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)
Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.
Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in
August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.
And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.
In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.
In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.
In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Risk Aggressive® Index*	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk® Conservative Index*	Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk® Growth Index*	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index*	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Date 2020 Index,
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index and
S&P Target Date 2060+ Index	Each index seeks to represent the market consensus for asset allocations which target an approximate 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2060 retirement horizon, respectively.

*
Total return and gross index returns are presented. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

3

Voya Solution Portfolios	Portfolio Managers’ Report

The Voya Solution Portfolios consist of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio*, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Strategic Asset Allocation”) designed for investors expecting to retire around the year or have the risk profile applicable to that Portfolio. These Target Asset Allocations as of December 31, 2019 are set out in the table below. The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Barbara Reinhard, CFA, Portfolio Managers** of Voya Investment Management Co. LLC (“Voya IM”) the Sub-Adviser (“Sub-Adviser”).
Performance: Each Portfolio’s performance against its respective benchmarks can be found on page 6.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2019.
The Portfolios started 2019 with overweight positions in domestic large blended equities, long-maturity government bonds and short-duration bonds. These were funded by underweight exposures to domestic mid-cap equities, international equities, real estate investment trusts (“REITs”), core U.S. fixed income and high yield bonds.
Three trades were placed in January across the Portfolios. In early January, the Portfolios initiated an underweight to senior loans, lowering overall credit exposure and realizing gains earned from the solid recovery in the loan market after the December 2018 sell-off. In addition to those considerations, in our opinion, there was less need for a floating-rate component to mitigate interest-rate risk, since the U.S. Federal Open Market Committee (“FOMC”) had moved closer to concluding its rate tightening cycle. Proceeds from the sale were moved into short-term bonds. In mid-January, the Portfolios reduced equity exposure by selling international developed equities for short-term bonds following a meaningful bounce off the December lows. At the end of January, the Portfolios unwound a portion of their underweights to REITs, funded by selling domestic large-cap equities.
In early February, we shortened duration across the Portfolios by swapping long-term U.S. Treasuries for core fixed income. The trade was primarily the result of our ten-year bond fair value model signaling overvaluation and a slightly more optimistic economic growth outlook. At the end of March, we eliminated the Portfolios’ allocation to commodities, as that asset class’ risk profile had become increasingly leveraged to emerging markets, giving it less of a diversifying property than in the past. Proceeds from the sale were used to purchase domestic large-cap equities.
As part of their annual review process, the Portfolios glided down at the end of April and also made adjustments to their strategic asset allocation targets to reflect revised long-term capital market expectations for a range of asset classes. This resulted in an overall decrease in equities across the 2045 – 2020 Portfolios and changes in the strategic sub-asset allocations. The most notable changes included increased allocations to U.S. large-cap equities, core fixed income and Treasury inflation protected securities, funded by decreased allocations to U.S. mid-cap equities, developed international equities, emerging market equities and senior loans. During the review, we also removed commodities as a strategic asset class from the Portfolios.
At the end of May, the Portfolios purchased long-maturity Treasury bonds, funded by selling intermediate bonds. At the time of the trade, the potential impacts of trade war actions, combined with recent weakness in U.S. capital investment and retail sales, were suggesting a lower trajectory for economic growth. We reversed this position in June as fears of a slowdown abated.
In June, we lowered equity exposure within the 2020 vintage as the first of a four-part equity glide-down to eventually merge the 2020 vintage into the Income vintage on or about August 7, 2020.
In early August, the Portfolios reduced allocations to emerging markets equity in favor of domestic large cap equity. At the time of the trade, FOMC policy indicated a less supportive stance than expected, supporting a stronger U.S. dollar — a historical headwind to equities in emerging markets. In the middle of August, the Portfolios reduced overall equity exposure by selling domestic large-cap equities in favor of core U.S. fixed income, reflective of expectations for soft industrial data and lack of support from sentiment measures. This trade was unwound at the beginning of September after reaching its stop-loss range.
In September, the Portfolios increased their exposure to domestic small-cap equity, after being underweight to the asset class over the course of two years. At the time of the trade, underperformance of small-cap equities had reached historical extremes and valuations had become what we believed to be attractive, indicating potential performance reversal. In addition, we expected lower interest rates driven by FOMC policy would be supportive of economic growth, which small-cap stock performance generally tracks closely. The final trade in the third quarter extended duration, or exposure to interest-rate risk, across the suite as a defensive measure in a volatile market punctuated by oil shocks.
Three trades were enacted across the Portfolios in October. The first trade reduced the existing duration underweight of the Portfolios through the purchase of long-maturity government bonds funded by selling intermediate bonds. This positioning reflected our belief that U.S. employment would likely weaken from its then current pace, leading to continued easing by the FOMC. The second and third trades
4

Portfolio Managers’ Report	Voya Solution Portfolios

of the month sought to diversify the Portfolios’ existing equity overweight, rotating a portion from domestic into both developed international and emerging market equities. At the time of the trades, recent foreign manufacturing data, such as global purchasing managers’ indexes (PMIs), supported the idea that the global economy had stopped slumping and was stabilizing.
During the year, tactical moves relative to our strategic benchmarks have had a negative impact across the Portfolios.
From a holdings standpoint, overall performance from underlying strategies contributed to results before fees and expenses. Managers with top benchmark-relative performance included Voya Multi-Manager Emerging Market Equity Fund, VY® T. Rowe Price Capital Appreciation Portfolio and Voya Multi-Manager International Equity Fund. Bottom benchmark-relative performers included Voya Multi-Manager International Factors Fund, VY® T. Rowe Price Growth Equity Portfolio and Voya U.S. High Dividend Low Volatility Fund.
During the year, the Portfolios utilized various futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions.
Current Strategy and Outlook: After several months of easing in monetary policy from global central banks, the effects are beginning to trickle through to the real economy: in our view, the manufacturing sector is showing signs of life, while consumer demand remains strong. We believe relaxed financial conditions and a robust labor market are likely to keep the marginal improvement trend in place. We view the likelihood of a U.S. recession over the next 12 months as low. We believe that central banks appear willing to provide sufficient liquidity to prolong the cycle, inflation is tame and there are no materially worrisome signs of financial excess.
What’s more, in our opinion, the probability of an exogenous shock has declined as U.S. and Chinese officials appear to be making progress on trade. Assuring us of this opinion are strong non-farm payrolls, contained high yield spreads and decent consumer confidence, which is corroborated by strong auto sales. Furthermore, although we have discounted the yield curve as a leading indicator of recession given the distortions arising from unconventional central bank asset buying and negative term premiums, the areas of the curve most closely correlated with future recessions have reverted to a more normal shape.
As a result, we retain our modest overweight to stocks. Third quarter U.S. corporate earnings reports are coming in better than expected, as 75% of S&P 500® Index companies have reported positive earnings per share surprises and 60% have beaten revenue estimates. With profit margins for U.S. large cap companies well above their long-term average, further gains in S&P 500® Index stocks will, we believe, most likely need to come from revenue growth or earnings multiple expansion. We are reticent to rely much on top-line growth, given what we see as the lackluster, albeit improving, economic backdrop; yet we see scope for further tightening of the equity risk premium and higher valuations.
That said, the relative advantage U.S. large caps have held over smaller cap and foreign stocks is lessening. In our view, multiple financial indicators suggest economic activity is gaining momentum, such as a move-up in global PMIs, strong performance from global semiconductor stocks and high copper prices. Following a long bout of underperformance, non-U.S. stocks are under-owned and relatively cheap, in our opinion. Therefore, we have increased non-U.S. equity exposure by rotating our EAFE positioning back to neutral, funded by reducing our U.S. equity overweight. Additionally, supportive Chinese money and credit growth, easy global monetary policy and a range-bound U.S. dollar make us comfortable continuing our emerging market equity exposure.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2019.

*
On November 21, 2019, the Board of Directors of Voya Partners, Inc. (the “Board”) approved a proposal to reorganize Voya Solution 2020 Portfolio with and into Voya Solution Income Portfolio on or about August 7, 2020.

**
Effective September 30, 2019, Barbara Reinhard was added as a portfolio manager to the Portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
5

Voya Solution Portfolios	Portfolio Managers’ Report

Total Returns for the Period Ended December 31, 2019
1 Year
Voya Solution Aggressive Portfolio, Class S	25.21%
S&P Target Risk Aggressive® Index Total Return	22.79%
Voya Solution Balanced Portfolio, Class S	19.47%
S&P Target Risk® Growth Index Total Return	19.20%
Voya Solution Conservative Portfolio, Class S	11.31%
S&P Target Risk® Conservative Index Total Return	13.99%
Voya Solution Income Portfolio, Class S	13.13%
S&P Target Date Retirement Income Index	13.33%
Russell 3000® Index	31.02%
MSCI EAFE® Index	22.01%
Bloomberg Barclays U.S. Aggregate Bond (“BCAB”) Index	8.72%
Voya Solution Moderately Aggressive Portfolio, Class S	22.61%
S&P Target Risk Aggressive® Index Total Return	22.79%
Voya Solution Moderately Conservative Portfolio, Class S	14.96%
S&P Target Risk® Moderate Index Total Return	15.71%
Voya Solution 2020 Portfolio, Class S	14.89%
S&P Target Date 2020 Index	16.52%
Voya Solution 2025 Portfolio, Class S	18.12%
S&P Target Date 2025 Index	18.38%
Russell 3000® Index	31.02%
MSCI EAFE® Index	22.01%
BCAB Index	8.72%
Voya Solution 2030 Portfolio, Class S	20.36%
S&P Target Date 2030 Index	20.38%
Voya Solution 2035 Portfolio, Class S	21.94%
S&P Target Date 2035 Index	22.18%
Russell 3000® Index	31.02%
MSCI EAFE® Index	22.01%
BCAB Index	8.72%
Voya Solution 2040 Portfolio, Class S	23.07%
S&P Target Date 2040 Index	23.37%
Voya Solution 2045 Portfolio, Class S	23.90%
S&P Target Date 2045 Index	24.02%
Russell 3000® Index	31.02%
MSCI EAFE® Index	22.01%
BCAB Index	8.72%
Voya Solution 2050 Portfolio, Class S	24.41%
S&P Target Date 2050 Index	24.35%
Voya Solution 2055 Portfolio, Class S	24.50%
S&P Target Date 2055 Index	24.48%
Voya Solution 2060 Portfolio, Class S	24.45%
S&P Target Date 2060+ Index	24.73%

6

Portfolio Managers’ Report	Voya Solution Portfolios

Annual Target Asset Allocation as of December 31, 2019(1)
Sub Asset Class	2060	2055	2050	2045	2040	2035	2030	2025	2020	Income
U.S. Large Blend	23.55%	23.55%	24.05%	22.00%	20.00%	18.00%	17.00%	16.50%	8.75%	8.50%
U.S. Large Growth	14.00%	14.00%	13.50%	14.00%	14.00%	13.50%	11.75%	10.25%	7.25%	5.75%
U.S. Large Value	13.25%	13.25%	13.25%	13.75%	13.75%	13.00%	11.50%	9.75%	7.75%	6.50%
U.S. Mid Cap Blend	5.00%	5.00%	4.50%	4.50%	4.00%	4.00%	3.00%	2.50%	1.00%	0.00%
U.S. Small Cap	4.50%	4.50%	4.50%	4.50%	4.50%	3.50%	3.00%	3.00%	1.00%	1.00%
International	25.00%	25.00%	25.00%	24.00%	22.00%	20.00%	18.00%	13.00%	8.00%	6.00%
Emerging Markets	7.50%	7.50%	7.00%	7.00%	6.50%	6.00%	5.00%	3.50%	2.50%	2.00%
Global Real Estate	2.75%	2.25%	2.25%	2.25%	2.25%	2.00%	1.75%	1.50%	1.25%	1.25%
Core Fixed Income	3.20%	2.95%	4.20%	4.25%	9.00%	10.00%	19.00%	24.75%	36.50%	40.00%
High Yield	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Senior Debt	0.00%	0.00%	0.00%	0.00%	0.00%	2.00%	2.00%	3.00%	3.00%	3.00%
International Bonds	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.00%	3.00%	3.00%
TIPS	0.00%	0.00%	0.00%	0.00%	0.00%	4.00%	4.00%	4.00%	6.00%	7.00%
Short Duration	0.00%	0.00%	0.00%	1.75%	2.00%	2.00%	2.00%	3.25%	12.00%	14.00%
Long Government Bonds	1.25%	2.00%	1.75%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Total Equity	95.55%	95.05%	94.05%	92.00%	87.00%	80.00%	71.00%	60.00%	37.50%	31.00%
Total Fixed Income	4.45%	4.95%	5.95%	8.00%	13.00%	20.00%	29.00%	40.00%	62.50%	69.00%
Annual Target Asset Allocation as of December 31, 2019(1)
Sub Asset Class	Aggressive	Moderately Aggressive	Balanced	Moderately Conservative	Conservative
U.S. Large Blend	15.00%	12.50%	10.50%	9.00%	7.00%
U.S. Large Growth	16.50%	14.00%	13.75%	6.00%	3.25%
U.S. Large Value	17.50%	20.50%	18.75%	12.50%	5.75%
U.S. Mid Cap Blend	13.00%	8.00%	4.00%	2.00%	2.00%
U.S. Small Cap	9.00%	7.00%	3.50%	3.00%	1.00%
International	17.00%	14.00%	9.50%	6.50%	4.00%
Emerging Markets	6.00%	5.00%	4.00%	3.00%	2.00%
Global Real Estate	2.00%	2.00%	2.00%	2.00%	0.00%
Core Fixed Income	2.00%	8.00%	18.00%	27.00%	30.50%
High Yield	0.00%	2.00%	4.00%	6.00%	6.00%
Senior Debt	0.00%	3.00%	3.00%	5.00%	5.00%
International Bonds	0.00%	0.00%	0.00%	4.00%	5.00%
TIPS	0.00%	0.00%	2.00%	5.00%	7.00%
Short Duration	0.50%	2.00%	5.00%	7.00%	19.50%
Long Government Bonds	1.50%	2.00%	2.00%	2.00%	2.00%
Total Equity	96.00%	83.00%	66.00%	44.00%	25.00%
Total Fixed Income	4.00%	17.00%	34.00%	56.00%	75.00%

(1)
As these are target allocations, the actual allocations of each Portfolio's assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
7

Voya Solution Aggressive Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 May 1, 2013
Class ADV	24.94%	7.24%	8.65%
Class I	25.54%	7.76%	9.26%
Class R6(1)	25.45%	7.75%	9.25%
Class S	25.21%	7.50%	8.98%
Class S2	25.05%	7.34%	8.73%
S&P Target Risk Aggressive® Index Total Return	22.79%	7.79%	8.70%
S&P Target Risk Aggressive® Index Gross	23.09%	8.06%	8.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Aggressive Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P Target Risk Aggressive® Index Gross (“Gross Index”) to the S&P Target Risk Aggressive® Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

8

Portfolio Managers’ Report	Voya Solution Balanced Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class S2 April 30, 2010
Class ADV	19.13%	5.96%	7.30%	—
Class I	19.75%	6.52%	7.89%	—
Class R6(1)	19.76%	6.52%	7.89%	—
Class S	19.47%	6.24%	7.61%	—
Class S2	19.22%	6.06%	—	7.16%
S&P Target Risk® Growth Index Total Return	19.20%	6.63%	7.87%	7.69%
S&P Target Risk® Growth Index Gross	19.50%	6.90%	8.14%	7.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P Target Risk® Growth Index Gross (“Gross Index”) to the S&P Target Risk® Growth Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

9

Voya Solution Conservative Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	10.99%	4.01%	4.63%
Class I	11.65%	4.54%	5.16%
Class R6(1)	11.65%	4.54%	5.16%
Class S	11.31%	4.29%	4.89%
Class S2	11.21%	4.14%	4.74%
S&P Target Risk® Conservative Index Total Return	13.99%	4.84%	5.15%
S&P Target Risk® Conservative Index Gross	14.27%	5.10%	5.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Conservative Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P Target Risk® Conservative Index Gross (“Gross Index”) to the S&P Target Risk® Conservative Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

10

Portfolio Managers’ Report	Voya Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	12.87%	4.36%	5.27%
Class I	13.38%	4.87%	5.79%
Class S	13.13%	4.62%	5.53%
Class S2	12.96%	4.46%	5.37%
Class T	12.54%	4.16%	5.06%
S&P Target Date Retirement Income Index	13.33%	4.67%	5.50%
Russell 3000® Index	31.02%	11.24%	13.42%
MSCI EAFE® Index	22.01%	5.67%	5.50%
BCAB Index	8.72%	3.05%	3.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

11

Voya Solution Moderately Aggressive Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	22.32%	6.41%	7.81%
Class I	22.99%	6.95%	8.36%
Class R6(1)	22.91%	6.93%	8.36%
Class S	22.61%	6.67%	8.09%
Class S2	22.49%	6.54%	7.94%
S&P Target Risk Aggressive® Index Total Return	22.79%	7.79%	9.24%
S&P Target Risk Aggressive® Index Gross	23.09%	8.06%	9.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Aggressive Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P Target Risk Aggressive® Index Gross (“Gross Index”) to the S&P Target Risk Aggressive® Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

12

Portfolio Managers’ Report	Voya Solution Moderately Conservative Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class S2 April 30, 2010
Class ADV	14.61%	4.81%	5.92%	—
Class I	15.17%	5.35%	6.52%	—
Class R6(1)	15.18%	5.32%	6.50%	—
Class S	14.96%	5.07%	6.24%	—
Class S2	14.74%	4.91%	—	5.82%
S&P Target Risk® Moderate Index Total Return	15.71%	5.44%	6.10%	6.00%
S&P Target Risk® Moderate Index Gross	16.00%	5.70%	6.36%	6.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Conservative Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P Target Risk® Moderate Index Gross (“Gross Index”) to the S&P Target Risk® Moderate Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

13

Voya Solution 2020 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	14.70%	5.50%	8.09%
Class I	15.22%	6.02%	8.63%
Class S	14.89%	5.78%	8.34%
Class S2	14.79%	5.63%	8.21%
Class T	14.44%	5.29%	7.92%
S&P Target Date 2020 Index	16.52%	6.16%	8.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2020 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

14

Portfolio Managers’ Report	Voya Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	17.79%	6.04%	7.36%
Class I	18.33%	6.58%	7.90%
Class S	18.12%	6.31%	7.63%
Class S2	17.92%	6.15%	7.46%
Class T	17.51%	5.82%	7.15%
S&P Target Date 2025 Index	18.38%	6.73%	8.13%
Russell 3000® Index	31.02%	11.24%	13.42%
MSCI EAFE® Index	22.01%	5.67%	5.50%
BCAB Index	8.72%	3.05%	3.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

15

Voya Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	20.13%	6.73%	9.99%
Class I	20.65%	7.24%	10.54%
Class S	20.36%	7.01%	10.23%
Class S2	20.24%	6.82%	10.06%
Class T	19.86%	6.45%	9.80%
S&P Target Date 2030 Index	20.38%	7.27%	10.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2030 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

16

Portfolio Managers’ Report	Voya Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	21.53%	6.87%	8.22%
Class I	22.22%	7.40%	8.75%
Class S	21.94%	7.13%	8.48%
Class S2	21.63%	6.98%	8.33%
Class T	21.36%	6.65%	8.00%
S&P Target Date 2035 Index	22.18%	7.77%	9.13%
Russell 3000® Index	31.02%	11.24%	13.42%
MSCI EAFE® Index	22.01%	5.67%	5.50%
BCAB Index	8.72%	3.05%	3.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2035 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/
or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

17

Voya Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	22.82%	7.26%	11.11%
Class I	23.44%	7.82%	11.69%
Class S	23.07%	7.56%	11.37%
Class S2	22.93%	7.35%	11.21%
Class T	22.50%	7.02%	10.89%
S&P Target Date 2040 Index	23.37%	8.11%	11.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

18

Portfolio Managers’ Report	Voya Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	23.59%	7.01%	8.64%
Class I	24.29%	7.56%	9.18%
Class S	23.90%	7.28%	8.91%
Class S2	23.68%	7.13%	8.74%
Class T	23.31%	6.80%	8.41%
S&P Target Date 2045 Index	24.02%	8.32%	9.67%
Russell 3000® Index	31.02%	11.24%	13.42%
MSCI EAFE® Index	22.01%	5.67%	5.50%
BCAB Index	8.72%	3.05%	3.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

19

Voya Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	24.13%	7.30%	11.23%
Class I	24.74%	7.89%	11.83%
Class S	24.41%	7.59%	11.49%
Class S2	24.25%	7.41%	11.32%
Class T	23.80%	7.06%	11.04%
S&P Target Date 2050 Index	24.35%	8.49%	12.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

20

Portfolio Managers’ Report	Voya Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T March 8, 2010
Class ADV	24.13%	7.14%	8.73%
Class I	24.76%	7.67%	9.27%
Class S	24.50%	7.41%	9.00%
Class S2	24.28%	7.24%	8.84%
Class T	23.93%	6.92%	8.53%
S&P Target Date 2055 Index	24.48%	8.58%	9.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

21

Voya Solution 2060 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	Since Inception of Classes ADV, I, S, S2 and T February 9, 2015
Class ADV	24.12%	7.35%
Class I	24.79%	7.85%
Class S	24.45%	7.50%
Class S2	24.26%	7.41%
Class T	23.96%	7.05%
S&P Target Date 2060+ Index	24.73%	8.72%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

22

shareholder expense examples (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**
Voya Solution Aggressive Portfolio
Class ADV	$1,000.00	$1,078.30	0.75%	$3.93	$1,000.00	$1,021.42	0.75%	$3.82
Class I	1,000.00	1,081.40	0.25	1.31	1,000.00	1,023.95	0.25	1.28
Class R6	1,000.00	1,080.60	0.25	1.31	1,000.00	1,023.95	0.25	1.28
Class S	1,000.00	1,079.90	0.50	2.62	1,000.00	1,022.68	0.50	2.55
Class S2	1,000.00	1,078.70	0.65	3.41	1,000.00	1,021.93	0.65	3.31
Voya Solution Balanced Portfolio
Class ADV	$1,000.00	$1,061.20	0.75%	$3.90	$1,000.00	$1,021.42	0.75%	$3.82
Class I	1,000.00	1,064.00	0.25	1.30	1,000.00	1,023.95	0.25	1.28
Class R6	1,000.00	1,064.00	0.25	1.30	1,000.00	1,023.95	0.25	1.28
Class S	1,000.00	1,062.60	0.50	2.60	1,000.00	1,022.68	0.50	2.55
Class S2	1,000.00	1,061.30	0.65	3.38	1,000.00	1,021.93	0.65	3.31
Voya Solution Conservative Portfolio
Class ADV	$1,000.00	$1,032.40	0.67%	$3.43	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	1,036.00	0.17	0.87	1,000.00	1,024.35	0.17	0.87
Class R6	1,000.00	1,036.00	0.17	0.87	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	1,034.10	0.42	2.15	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	1,033.50	0.57	2.92	1,000.00	1,022.33	0.57	2.91
23

shareholder expense examples (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**
Voya Solution Income Portfolio
Class ADV	$1,000.00	$1,037.50	0.69%	$3.54	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	1,039.90	0.19	0.98	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	1,037.70	0.44	2.26	1,000.00	1,022.99	0.44	2.24
Class S2	1,000.00	1,037.60	0.59	3.03	1,000.00	1,022.23	0.59	3.01
Class T	1,000.00	1,035.60	0.89	4.57	1,000.00	1,020.72	0.89	4.53
Voya Solution Moderately Aggressive Portfolio
Class ADV	$1,000.00	$1,070.10	0.76%	$3.97	$1,000.00	$1,021.37	0.76%	$3.87
Class I	1,000.00	1,072.80	0.26	1.36	1,000.00	1,023.89	0.26	1.33
Class R6	1,000.00	1,072.90	0.26	1.36	1,000.00	1,023.89	0.26	1.33
Class S	1,000.00	1,071.30	0.51	2.66	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	1,071.20	0.66	3.45	1,000.00	1,021.88	0.66	3.36
Voya Solution Moderately Conservative Portfolio
Class ADV	$1,000.00	$1,044.30	0.70%	$3.61	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	1,047.40	0.20	1.03	1,000.00	1,024.20	0.20	1.02
Class R6	1,000.00	1,047.40	0.20	1.03	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	1,046.30	0.45	2.32	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	1,045.30	0.60	3.09	1,000.00	1,022.18	0.60	3.06
Voya Solution 2020 Portfolio
Class ADV	$1,000.00	$1,039.10	0.71%	$3.65	$1,000.00	$1,021.63	0.71%	$3.62
Class I	1,000.00	1,041.40	0.21	1.08	1,000.00	1,024.15	0.21	1.07
Class S	1,000.00	1,040.30	0.46	2.37	1,000.00	1,022.89	0.46	2.35
Class S2	1,000.00	1,039.80	0.61	3.14	1,000.00	1,022.13	0.61	3.11
Class T	1,000.00	1,037.60	0.91	4.67	1,000.00	1,020.62	0.91	4.63
Voya Solution 2025 Portfolio
Class ADV	$1,000.00	$1,055.10	0.71%	$3.68	$1,000.00	$1,021.63	0.71%	$3.62
Class I	1,000.00	1,057.70	0.21	1.09	1,000.00	1,024.15	0.21	1.07
Class S	1,000.00	1,057.10	0.46	2.39	1,000.00	1,022.89	0.46	2.35
Class S2	1,000.00	1,054.80	0.61	3.16	1,000.00	1,022.13	0.61	3.11
Class T	1,000.00	1,053.90	0.91	4.71	1,000.00	1,020.62	0.91	4.63
Voya Solution 2030 Portfolio
Class ADV	$1,000.00	$1,062.60	0.71%	$3.69	$1,000.00	$1,021.63	0.71%	$3.62
Class I	1,000.00	1,065.20	0.21	1.09	1,000.00	1,024.15	0.21	1.07
Class S	1,000.00	1,063.90	0.46	2.39	1,000.00	1,022.89	0.46	2.35
Class S2	1,000.00	1,063.10	0.61	3.17	1,000.00	1,022.13	0.61	3.11
Class T	1,000.00	1,061.90	0.91	4.73	1,000.00	1,020.62	0.91	4.63
Voya Solution 2035 Portfolio
Class ADV	$1,000.00	$1,068.20	0.71%	$3.70	$1,000.00	$1,021.63	0.71%	$3.62
Class I	1,000.00	1,070.80	0.21	1.10	1,000.00	1,024.15	0.21	1.07
Class S	1,000.00	1,069.30	0.46	2.40	1,000.00	1,022.89	0.46	2.35
Class S2	1,000.00	1,067.90	0.61	3.18	1,000.00	1,022.13	0.61	3.11
Class T	1,000.00	1,066.30	0.91	4.74	1,000.00	1,020.62	0.91	4.63
24

shareholder expense examples (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**
Voya Solution 2040 Portfolio
Class ADV	$1,000.00	$1,071.80	0.72%	$3.76	$1,000.00	$1,021.58	0.72%	$3.67
Class I	1,000.00	1,075.20	0.22	1.15	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	1,073.50	0.47	2.46	1,000.00	1,022.84	0.47	2.40
Class S2	1,000.00	1,072.70	0.62	3.24	1,000.00	1,022.08	0.62	3.16
Class T	1,000.00	1,070.60	0.92	4.80	1,000.00	1,020.57	0.92	4.69
Voya Solution 2045 Portfolio
Class ADV	$1,000.00	$1,075.00	0.72%	$3.77	$1,000.00	$1,021.58	0.72%	$3.67
Class I	1,000.00	1,078.10	0.22	1.15	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	1,076.20	0.47	2.46	1,000.00	1,022.84	0.47	2.40
Class S2	1,000.00	1,076.10	0.62	3.24	1,000.00	1,022.08	0.62	3.16
Class T	1,000.00	1,074.10	0.92	4.81	1,000.00	1,020.57	0.92	4.69
Voya Solution 2050 Portfolio
Class ADV	$1,000.00	$1,076.60	0.73%	$3.82	$1,000.00	$1,021.53	0.73%	$3.72
Class I	1,000.00	1,079.50	0.23	1.21	1,000.00	1,024.05	0.23	1.17
Class S	1,000.00	1,078.10	0.48	2.51	1,000.00	1,022.79	0.48	2.45
Class S2	1,000.00	1,077.30	0.63	3.30	1,000.00	1,022.03	0.63	3.21
Class T	1,000.00	1,074.90	0.93	4.86	1,000.00	1,020.52	0.93	4.74
Voya Solution 2055 Portfolio
Class ADV	$1,000.00	$1,078.10	0.72%	$3.77	$1,000.00	$1,021.58	0.72%	$3.67
Class I	1,000.00	1,080.50	0.22	1.15	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	1,079.50	0.47	2.46	1,000.00	1,022.84	0.47	2.40
Class S2	1,000.00	1,078.30	0.62	3.25	1,000.00	1,022.08	0.62	3.16
Class T	1,000.00	1,076.70	0.92	4.82	1,000.00	1,020.57	0.92	4.69
Voya Solution 2060 Portfolio
Class ADV	$1,000.00	$1,078.10	0.74%	$3.88	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,080.70	0.24	1.26	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,079.60	0.49	2.57	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,078.60	0.64	3.35	1,000.00	1,021.98	0.64	3.26
Class T	1,000.00	1,077.00	0.94	4.92	1,000.00	1,020.47	0.94	4.79

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Directors
Voya Partners, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio (the Funds), each a series of Voya Partners, Inc., including the portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 26, 2020
26

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$17,386,168	$45,373,200	$15,331,451	$302,463,318
Investments in unaffiliated underlying funds at fair value**	4,031,548	11,098,829	2,239,953	27,280,146
Cash	58,427	82,507	36,512	513,213
Cash collateral for futures	—	—	—	373,119
Receivables:
Investments in affiliated underlying funds sold	108,903	67,051	821,298	447,347
Fund shares sold	25,958	16,543	193	106,139
Interest	30	48	17	325
Prepaid expenses	121	384	132	2,534
Reimbursement due from manager	2,641	3,978	3,831	19,085
Other assets	286	1,622	501	24,460
Total assets	21,614,082	56,644,162	18,433,888	331,229,686
LIABILITIES:
Payable for fund shares redeemed	134,864	83,583	821,475	553,450
Payable for investment management fees	4,307	11,688	3,548	61,251
Payable for distribution and shareholder service fees	2,925	9,768	4,331	84,808
Payable for directors fees	95	277	94	1,713
Payable to directors under the deferred compensation plan (Note 6)	286	1,622	501	24,460
Other accrued expenses and liabilities	11,648	20,986	12,637	134,681
Total liabilities	154,125	127,924	842,586	860,363
NET ASSETS	$21,459,957	$56,516,238	$17,591,302	$330,369,323
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$20,034,224	$52,654,355	$16,671,241	$315,133,405
Total distributable earnings	1,425,733	3,861,883	920,061	15,235,918
NET ASSETS	$21,459,957	$56,516,238	$17,591,302	$330,369,323
* Cost of investments in affiliated underlying funds	$17,484,027	$44,504,760	$14,914,067	$291,659,501
** Cost of investments in unaffiliated underlying funds	$3,757,683	$10,444,404	$2,171,547	$25,567,556
See Accompanying Notes to Financial Statements
27

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
Class ADV
Net assets	$3,759,616	$10,912,699	$8,335,932	$143,202,030
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	287,519	1,120,269	741,363	12,181,661
Net asset value and redemption price per share	$13.08	$9.74	$11.24	$11.76
Class I
Net assets	$599,948	$2,482,122	$657,752	$78,441,005
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	44,720	244,840	57,664	6,510,045
Net asset value and redemption price per share	$13.42	$10.14	$11.41	$12.05
Class R6
Net assets	$11,636,426	$20,185,366	$5,365,155	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	867,449	1,991,540	470,421	n/a
Net asset value and redemption price per share	$13.41	$10.14	$11.41	n/a
Class S
Net assets	$3,925,465	$20,388,413	$2,839,308	$103,157,281
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	296,293	2,066,131	250,400	8,631,780
Net asset value and redemption price per share	$13.25	$9.87	$11.34	$11.95
Class S2
Net assets	$1,538,502	$2,547,638	$393,155	$5,309,801
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	118,250	259,058	34,962	455,901
Net asset value and redemption price per share	$13.01	$9.83	$11.25	$11.65
Class T
Net assets	n/a	n/a	n/a	$259,206
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	20,633
Net asset value and redemption price per share	n/a	n/a	n/a	$12.56
See Accompanying Notes to Financial Statements
28

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$514,788,983	$33,775,818	$31,799,852	$785,962,053
Investments in unaffiliated underlying funds at fair value**	88,472,425	4,577,803	4,371,937	45,002,772
Cash	742,420	88,827	66,152	1,009,455
Cash collateral for futures	1,424,832	—	—	924,803
Receivables:
Investments in affiliated underlying funds sold	1,842,281	53,299	124,207	788,414
Fund shares sold	7,280	2,493	24,205	365,198
Interest	277	36	35	700
Prepaid expenses	4,307	219	247	5,781
Reimbursement due from manager	—	4,504	4,605	—
Other assets	28,650	1,161	601	38,453
Total assets	607,311,455	38,504,160	36,391,841	834,097,629
LIABILITIES:
Payable for fund shares redeemed	1,849,565	55,781	148,403	1,153,511
Payable for investment management fees	118,219	7,369	6,942	199,337
Payable for distribution and shareholder service fees	128,104	9,089	9,516	177,011
Payable for directors fees	2,992	180	170	4,041
Payable to directors under the deferred compensation plan (Note 6)	28,650	1,161	601	38,453
Other accrued expenses and liabilities	136,695	21,568	7,916	147,158
Total liabilities	2,264,225	95,148	173,548	1,719,511
NET ASSETS	$605,047,230	$38,409,012	$36,218,293	$832,378,118
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$555,417,869	$36,198,271	$34,238,015	$772,067,543
Total distributable earnings	49,629,361	2,210,741	1,980,278	60,310,575
NET ASSETS	$605,047,230	$38,409,012	$36,218,293	$832,378,118
* Cost of investments in affiliated underlying funds	$512,110,424	$32,846,953	$30,857,002	$761,871,248
** Cost of investments in unaffiliated underlying funds	$81,236,687	$4,429,628	$4,222,526	$42,583,784
See Accompanying Notes to Financial Statements
29

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
Class ADV
Net assets	$24,168,147	$7,507,037	$15,204,502	$260,689,821
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,927,167	743,675	1,202,998	22,920,857
Net asset value and redemption price per share	$12.54	$10.09	$12.64	$11.37
Class I
Net assets	$4,862,241	$68,563	$7,239,214	$260,766,921
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	379,479	6,500	558,838	22,261,260
Net asset value and redemption price per share	$12.81	$10.55	$12.95	$11.71
Class R6
Net assets	$17,843,249	$6,044,716	n/a	n/a
Shares authorized	100,000,000	100,000,000	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	1,393,750	573,448	n/a	n/a
Net asset value and redemption price per share	$12.80	$10.54	n/a	n/a
Class S
Net assets	$557,294,231	$19,349,207	$13,198,873	$299,654,942
Shares authorized	200,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	44,010,867	1,878,114	1,024,378	25,906,359
Net asset value and redemption price per share	$12.66	$10.30	$12.88	$11.57
Class S2
Net assets	$879,362	$5,439,489	$559,182	$10,745,148
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	69,318	536,510	43,805	956,431
Net asset value and redemption price per share	$12.69	$10.14	$12.77	$11.23
Class T
Net assets	n/a	n/a	$16,522	$521,286
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	1,309	43,502
Net asset value and redemption price per share	n/a	n/a	$12.62	$11.98
See Accompanying Notes to Financial Statements
30

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$40,146,288	$781,063,565	$30,655,003	$603,509,213
Investments in unaffiliated underlying funds at fair value**	6,407,825	87,525,647	4,944,870	58,870,918
Cash	77,863	1,431,841	78,806	1,978,248
Cash collateral for futures	—	439,111	—	657,168
Receivables:
Investments in affiliated underlying funds sold	—	265,524	—	—
Fund shares sold	157,611	585,264	63,870	304,023
Interest	60	1,066	41	1,170
Prepaid expenses	240	5,843	196	4,332
Reimbursement due from manager	9,015	27,750	503	14,354
Other assets	538	35,209	433	24,301
Total assets	46,799,440	871,380,820	35,743,722	665,363,727
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	157,510	—	53,972	181,987
Payable for fund shares redeemed	71	850,735	9,876	122,010
Payable for investment management fees	8,782	161,981	6,770	121,900
Payable for distribution and shareholder service fees	10,541	168,283	7,894	114,930
Payable for directors fees	192	4,129	153	3,096
Payable to directors under the deferred compensation plan (Note 6)	538	35,209	433	24,301
Other accrued expenses and liabilities	8,556	125,382	10,876	100,235
Total liabilities	186,190	1,345,719	89,974	668,459
NET ASSETS	$46,613,250	$870,035,101	$35,653,748	$664,695,268
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$43,700,803	$791,292,073	$33,062,036	$607,095,886
Total distributable earnings	2,912,447	78,743,028	2,591,712	57,599,382
NET ASSETS	$46,613,250	$870,035,101	$35,653,748	$664,695,268
* Cost of investments in affiliated underlying funds	$39,389,109	$762,302,959	$30,294,078	$593,760,944
** Cost of investments in unaffiliated underlying funds	$6,173,336	$83,227,110	$4,697,617	$54,228,120
See Accompanying Notes to Financial Statements
31

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
Class ADV
Net assets	$18,792,191	$226,095,866	$14,323,660	$150,004,634
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,228,535	19,441,323	890,184	13,073,227
Net asset value and redemption price per share	$15.30	$11.63	$16.09	$11.47
Class I
Net assets	$13,780,653	$304,111,014	$11,824,862	$269,670,471
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	873,775	25,388,488	712,494	22,762,329
Net asset value and redemption price per share	$15.77	$11.98	$16.60	$11.85
Class S
Net assets	$13,558,438	$324,783,138	$8,500,345	$237,495,554
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	865,869	27,456,812	517,087	20,369,351
Net asset value and redemption price per share	$15.66	$11.83	$16.44	$11.66
Class S2
Net assets	$449,523	$14,598,549	$972,923	$7,234,454
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	29,072	1,287,140	60,167	637,970
Net asset value and redemption price per share	$15.46	$11.34	$16.17	$11.34
Class T
Net assets	$32,445	$446,534	$31,958	$290,155
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,120	36,388	1,989	24,273
Net asset value and redemption price per share	$15.31	$12.27	$16.06	$11.95
See Accompanying Notes to Financial Statements
32

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$27,322,882	$210,082,521	$14,888,753
Investments in unaffiliated underlying funds at fair value**	4,315,633	21,415,748	2,413,755
Cash	70,060	421,241	39,222
Cash collateral for futures	—	222,961	—
Receivables:
Investments in affiliated underlying funds sold	—	3,608	—
Fund shares sold	101,482	153,202	53,939
Dividends	625	—	—
Interest	31	182	13
Prepaid expenses	163	1,338	87
Reimbursement due from manager	2,841	10,588	8,733
Other assets	328	4,524	165
Total assets	31,814,045	232,315,913	17,404,667
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	87,655	—	42,159
Payable for fund shares redeemed	13,827	156,801	11,744
Payable for investment management fees	6,014	42,389	3,278
Payable for distribution and shareholder service fees	7,021	33,919	3,942
Payable for directors fees	131	1,014	71
Payable to directors under the deferred compensation plan (Note 6)	328	4,524	165
Other accrued expenses and liabilities	9,833	27,263	8,703
Total liabilities	124,809	265,910	70,062
NET ASSETS	$31,689,236	$232,050,003	$17,334,605
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$29,689,164	$213,565,491	$16,201,997
Total distributable earnings	2,000,072	18,484,512	1,132,608
NET ASSETS	$31,689,236	$232,050,003	$17,334,605
* Cost of investments in affiliated underlying funds	$27,133,528	$207,471,807	$14,708,912
** Cost of investments in unaffiliated underlying funds	$4,064,665	$19,591,717	$2,257,831
See Accompanying Notes to Financial Statements
33

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
Class ADV
Net assets	$12,950,871	$49,314,621	$6,975,803
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	778,779	3,560,812	579,374
Net asset value and redemption price per share	$16.63	$13.85	$12.04
Class I
Net assets	$10,912,018	$119,915,088	$5,184,499
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	633,699	8,462,737	423,357
Net asset value and redemption price per share	$17.22	$14.17	$12.25
Class S
Net assets	$7,396,911	$59,922,564	$4,900,632
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	434,786	4,284,004	405,703
Net asset value and redemption price per share	$17.01	$13.99	$12.08
Class S2
Net assets	$418,615	$2,875,809	$269,485
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	24,945	206,616	22,325
Net asset value and redemption price per share	$16.78	$13.92	$12.07
Class T
Net assets	$10,821	$21,921	$4,186
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	648	1,542	349
Net asset value and redemption price per share	$16.69	$14.22	$12.01
See Accompanying Notes to Financial Statements
34

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$272,118	$1,012,399	$473,537	$8,084,724
Dividends from unaffiliated underlying funds	72,461	244,427	46,187	696,351
Interest	75	113	33	18,393
Total investment income	344,654	1,256,939	519,757	8,799,468
EXPENSES:
Investment management fees	43,424	128,171	41,535	750,795
Distribution and shareholder service fees:
Class ADV	18,386	57,594	42,144	738,231
Class S	9,438	50,703	8,472	278,311
Class S2	5,064	7,815	1,870	23,647
Class T	—	—	—	1,673
Transfer agent fees	538	204	402	3,793
Shareholder reporting expense	3,821	8,569	3,821	22,050
Registration fees	168	—	84	—
Professional fees	9,025	13,143	8,975	51,082
Custody and accounting expense	13,289	11,848	13,273	33,940
Directors fees	765	2,217	751	13,703
Miscellaneous expense	9,612	12,589	9,577	17,616
Interest expense	—	—	89	1,232
Total expenses	113,530	292,853	130,993	1,936,073
Waived and reimbursed fees	(32,432)	(37,237)	(46,641)	(235,911)
Net expenses	81,098	255,616	84,352	1,700,162
Net investment income	263,556	1,001,323	435,405	7,099,306
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(233,296)	(181,312)	91,425	741,145
Sale of unaffiliated underlying funds	47,525	249,537	(2,113)	(432,529)
Capital gain distributions from affiliated underlying funds	1,491,176	2,205,703	243,212	3,787,487
Futures	—	—	—	(902,584)
Net realized gain	1,305,405	2,273,928	332,524	3,193,519
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	2,165,162	5,534,500	1,115,690	29,139,274
Unaffiliated underlying funds	325,940	858,043	109,382	3,123,307
Futures	—	—	—	(343,425)
Net change in unrealized appreciation (depreciation)	2,491,102	6,392,543	1,225,072	31,919,156
Net realized and unrealized gain	3,796,507	8,666,471	1,557,596	35,112,675
Increase in net assets resulting from operations	$4,060,063	$9,667,794	$1,993,001	$42,211,981
See Accompanying Notes to Financial Statements
35

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$9,974,209	$851,117	$740,154	$17,318,627
Dividends from unaffiliated underlying funds	2,132,263	116,507	83,838	1,322,107
Interest	25,654	70	77	42,491
Total investment income	12,132,126	967,694	824,069	18,683,225
EXPENSES:
Investment management fees	1,350,760	79,649	75,127	1,722,995
Distribution and shareholder service fees:
Class ADV	116,781	43,985	71,845	1,276,531
Class S	1,383,078	43,903	30,331	746,975
Class S2	3,527	15,700	1,666	44,719
Class T	—	—	99	3,646
Transfer agent fees	5,841	141	60	983
Shareholder reporting expense	25,550	8,027	7,063	40,150
Registration fees	41	9	238	—
Professional fees	82,270	11,135	12,410	107,310
Custody and accounting expense	43,257	9,662	11,361	68,871
Directors fees	23,936	1,443	1,366	32,330
Miscellaneous expense	30,776	11,206	10,398	35,248
Interest expense	178	113	159	381
Total expenses	3,065,995	224,973	222,123	4,080,139
Waived and reimbursed fees	—	(48,667)	(45,854)	(293,763)
Net expenses	3,065,995	176,306	176,269	3,786,376
Net investment income	9,066,131	791,388	647,800	14,896,849
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	1,672,017	12,774	(50,353)	9,399,931
Sale of unaffiliated underlying funds	3,054,093	21,316	25,080	103,730
Capital gain distributions from affiliated underlying funds	37,009,503	973,682	668,204	26,344,725
Futures	(1,379,547)	—	—	(2,046,293)
Net realized gain	40,356,066	1,007,772	642,931	33,802,093
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	62,745,956	2,709,707	3,216,301	79,442,623
Unaffiliated underlying funds	9,429,918	227,283	218,918	6,295,646
Futures	(475,374)	—	—	(792,874)
Net change in unrealized appreciation (depreciation)	71,700,500	2,936,990	3,435,219	84,945,395
Net realized and unrealized gain	112,056,566	3,944,762	4,078,150	118,747,488
Increase in net assets resulting from operations	$121,122,697	$4,736,150	$4,725,950	$133,644,337
See Accompanying Notes to Financial Statements
36

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$767,976	$15,275,953	$549,793	$10,956,723
Dividends from unaffiliated underlying funds	108,646	2,218,761	100,492	1,538,087
Interest	174	41,750	109	32,568
Total investment income	876,796	17,536,464	650,394	12,527,378
EXPENSES:
Investment management fees	84,358	1,793,416	67,482	1,340,357
Distribution and shareholder service fees:
Class ADV	78,710	1,105,388	58,243	721,636
Class S	28,996	785,623	21,394	569,429
Class S2	1,712	58,524	3,710	29,046
Class T	189	2,803	162	1,754
Transfer agent fees	72	1,561	429	2,490
Shareholder reporting expense	7,298	43,309	6,567	34,310
Registration fees	274	—	367	—
Professional fees	12,045	108,405	8,927	82,490
Custody and accounting expense	11,631	52,948	10,382	41,254
Directors fees	1,532	33,029	1,230	24,773
Miscellaneous expense	9,735	37,443	9,212	31,063
Interest expense	—	355	—	61
Total expenses	236,552	4,022,804	188,105	2,878,663
Waived and reimbursed fees	(46,580)	(317,164)	(36,444)	(181,110)
Net expenses	189,972	3,705,640	151,661	2,697,553
Net investment income	686,824	13,830,824	498,733	9,829,825
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(224,277)	16,407,577	(190,454)	5,224,868
Sale of unaffiliated underlying funds	102,522	1,185,396	92,366	2,028,306
Capital gain distributions from affiliated underlying funds	1,647,095	40,845,590	1,750,405	38,037,524
Futures	—	(1,998,997)	—	(1,331,347)
Net realized gain	1,525,340	56,439,566	1,652,317	43,959,351
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	4,242,693	83,927,182	3,638,013	70,814,526
Unaffiliated underlying funds	355,811	8,526,613	335,187	6,889,990
Futures	—	(662,640)	—	(258,968)
Net change in unrealized appreciation (depreciation)	4,598,504	91,791,155	3,973,200	77,445,548
Net realized and unrealized gain	6,123,844	148,230,721	5,625,517	121,404,899
Increase in net assets resulting from operations	$6,810,668	$162,061,545	$6,124,250	$131,234,724
See Accompanying Notes to Financial Statements
37

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$483,772	$3,663,722	$255,231
Dividends from unaffiliated underlying funds	86,104	528,678	52,437
Interest	70	9,901	26
Total investment income	569,946	4,202,301	307,694
EXPENSES:
Investment management fees	57,664	440,861	31,582
Distribution and shareholder service fees:
Class ADV	53,461	226,217	29,543
Class S	16,409	138,828	10,671
Class S2	1,566	10,953	942
Class T	133	122	28
Transfer agent fees	486	1,601	228
Shareholder reporting expense	6,354	21,618	6,073
Registration fees	389	—	226
Professional fees	8,443	31,194	7,011
Custody and accounting expense	10,077	22,627	9,995
Directors fees	1,047	8,109	567
Miscellaneous expense	8,683	12,315	8,574
Interest expense	153	1,240	—
Total expenses	164,865	915,685	105,440
Waived and reimbursed fees	(32,675)	(90,950)	(30,284)
Net expenses	132,190	824,735	75,156
Net investment income	437,756	3,377,566	232,538
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(479,029)	915,409	(280,864)
Sale of unaffiliated underlying funds	66,904	587,065	37,314
Capital gain distributions from affiliated underlying funds	1,753,970	13,030,685	953,157
Futures	—	(431,790)	—
Net realized gain	1,341,845	14,101,369	709,607
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	3,339,025	23,440,456	1,814,817
Unaffiliated underlying funds	341,721	2,509,968	203,099
Futures	—	(99,583)	—
Net change in unrealized appreciation (depreciation)	3,680,746	25,850,841	2,017,916
Net realized and unrealized gain	5,022,591	39,952,210	2,727,523
Increase in net assets resulting from operations	$5,460,347	$43,329,776	$2,960,061
See Accompanying Notes to Financial Statements
38

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Aggressive Portfolio		Voya Solution Balanced Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$263,556	$169,752	$1,001,323	$959,931
Net realized gain	1,305,405	1,576,230	2,273,928	3,872,596
Net change in unrealized appreciation (depreciation)	2,491,102	(3,494,835)	6,392,543	(8,448,748)
Increase (decrease) in net assets resulting from operations	4,060,063	(1,748,853)	9,667,794	(3,616,221)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(334,099)	(167,121)	(907,520)	(812,200)
Class I	(40,057)	(24,011)	(300,214)	(226,396)
Class R6	(926,037)	(342,563)	(1,564,757)	(779,855)
Class S	(320,787)	(223,244)	(1,637,486)	(1,182,749)
Class S2	(124,823)	(41,710)	(199,400)	(46,374)
Total distributions	(1,745,803)	(798,649)	(4,609,377)	(3,047,574)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,563,814	6,723,890	14,845,779	9,220,060
Reinvestment of distributions	1,745,803	798,649	4,609,377	3,047,574
	9,309,617	7,522,539	19,455,156	12,267,634
Cost of shares redeemed	(4,746,888)	(4,299,523)	(17,857,490)	(18,501,563)
Net increase (decrease) in net assets resulting from capital share transactions	4,562,729	3,223,016	1,597,666	(6,233,929)
Net increase (decrease) in net assets	6,876,989	675,514	6,656,083	(12,897,724)
NET ASSETS:
Beginning of year or period	14,582,968	13,907,454	49,860,155	62,757,879
End of year or period	$21,459,957	$14,582,968	$56,516,238	$49,860,155
See Accompanying Notes to Financial Statements
39

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Conservative Portfolio		Voya Solution Income Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$435,405	$345,692	$7,099,306	$7,782,605
Net realized gain	332,524	265,842	3,193,519	11,594,330
Net change in unrealized appreciation (depreciation)	1,225,072	(982,628)	31,919,156	(31,014,421)
Increase (decrease) in net assets resulting from operations	1,993,001	(371,094)	42,211,981	(11,637,486)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(222,397)	(296,058)	(6,817,626)	(7,801,121)
Class I	(17,768)	(5,173)	(3,937,553)	(4,124,148)
Class R6	(189,519)	(156,288)	—	—
Class S	(90,852)	(133,797)	(5,140,721)	(6,606,738)
Class S2	(11,531)	(15,913)	(274,095)	(296,031)
Class T	—	—	(10,043)	(9,336)
Total distributions	(532,067)	(607,229)	(16,180,038)	(18,837,374)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,775,038	5,508,633	18,290,670	29,428,011
Reinvestment of distributions	532,067	607,229	16,180,038	18,837,374
	5,307,105	6,115,862	34,470,708	48,265,385
Cost of shares redeemed	(6,365,408)	(4,618,096)	(79,225,739)	(102,355,652)
Net increase (decrease) in net assets resulting from capital share transactions	(1,058,303)	1,497,766	(44,755,031)	(54,090,267)
Net increase (decrease) in net assets	402,631	519,443	(18,723,088)	(84,565,127)
NET ASSETS:
Beginning of year or period	17,188,671	16,669,228	349,092,411	433,657,538
End of year or period	$17,591,302	$17,188,671	$330,369,323	$349,092,411
See Accompanying Notes to Financial Statements
40

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Moderately Aggressive Portfolio		Voya Solution Moderately Conservative Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$9,066,131	$8,867,115	$791,388	$607,465
Net realized gain	40,356,066	53,190,227	1,007,772	1,243,265
Net change in unrealized appreciation (depreciation)	71,700,500	(119,243,857)	2,936,990	(3,127,981)
Increase (decrease) in net assets resulting from operations	121,122,697	(57,186,515)	4,736,150	(1,277,251)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,334,348)	(1,511,112)	(317,739)	(470,405)
Class I	(450,780)	(276,815)	(1,391)	(1,336)
Class R6	(1,790,820)	(747,524)	(239,164)	(154,704)
Class S	(55,597,857)	(39,199,340)	(708,276)	(677,443)
Class S2	(92,304)	(49,430)	(207,982)	(42,435)
Total distributions	(60,266,109)	(41,784,221)	(1,474,552)	(1,346,323)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,707,918	15,378,740	13,598,489	5,628,956
Reinvestment of distributions	60,266,109	41,784,221	1,474,552	1,346,323
	70,974,027	57,162,961	15,073,041	6,975,279
Cost of shares redeemed	(90,505,058)	(108,232,093)	(8,294,050)	(7,462,988)
Net increase (decrease) in net assets resulting from capital share transactions	(19,531,031)	(51,069,132)	6,778,991	(487,709)
Net increase (decrease) in net assets	41,325,557	(150,039,868)	10,040,589	(3,111,283)
NET ASSETS:
Beginning of year or period	563,721,673	713,761,541	28,368,423	31,479,706
End of year or period	$605,047,230	$563,721,673	$38,409,012	$28,368,423
See Accompanying Notes to Financial Statements
41

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2020 Portfolio		Voya Solution 2025 Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$647,800	$658,737	$14,896,849	$14,258,669
Net realized gain	642,931	1,369,364	33,802,093	52,949,859
Net change in unrealized appreciation (depreciation)	3,435,219	(3,479,766)	84,945,395	(114,739,407)
Increase (decrease) in net assets resulting from operations	4,725,950	(1,451,665)	133,644,337	(47,530,879)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(973,056)	(931,748)	(20,017,470)	(13,857,311)
Class I	(494,795)	(428,868)	(20,123,050)	(12,546,303)
Class S	(817,201)	(770,382)	(23,516,734)	(16,776,054)
Class S2	(24,597)	(34,283)	(815,755)	(620,761)
Class T	(971)	(747)	(33,957)	(35,881)
Total distributions	(2,310,620)	(2,166,028)	(64,506,966)	(43,836,310)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,243,253	20,253,220	70,156,056	82,503,481
Reinvestment of distributions	2,310,345	2,165,784	64,506,966	43,836,310
	14,553,598	22,419,004	134,663,022	126,339,791
Cost of shares redeemed	(14,632,349)	(18,234,874)	(142,508,557)	(184,888,030)
Net increase (decrease) in net assets resulting from capital share transactions	(78,751)	4,184,130	(7,845,535)	(58,548,239)
Net increase (decrease) in net assets	2,336,579	566,437	61,291,836	(149,915,428)
NET ASSETS:
Beginning of year or period	33,881,714	33,315,277	771,086,282	921,001,710
End of year or period	$36,218,293	$33,881,714	$832,378,118	$771,086,282
See Accompanying Notes to Financial Statements
42

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2030 Portfolio		Voya Solution 2035 Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$686,824	$539,529	$13,830,824	$13,097,809
Net realized gain	1,525,340	2,331,498	56,439,566	67,458,656
Net change in unrealized appreciation (depreciation)	4,598,504	(5,298,472)	91,791,155	(150,601,799)
Increase (decrease) in net assets resulting from operations	6,810,668	(2,427,445)	162,061,545	(70,045,334)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,222,789)	(858,857)	(21,225,678)	(14,092,763)
Class I	(934,211)	(505,749)	(27,696,711)	(16,103,710)
Class S	(892,833)	(722,379)	(30,312,804)	(19,502,295)
Class S2	(30,665)	(38,574)	(1,390,350)	(1,008,708)
Class T	(2,099)	(1,309)	(34,551)	(36,315)
Total distributions	(3,082,597)	(2,126,868)	(80,660,094)	(50,743,791)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,284,933	18,010,189	66,049,031	86,959,754
Reinvestment of distributions	3,082,243	2,126,546	80,660,094	50,743,791
	23,367,176	20,136,735	146,709,125	137,703,545
Cost of shares redeemed	(11,492,485)	(15,873,573)	(130,249,164)	(175,268,927)
Net increase (decrease) in net assets resulting from capital share transactions	11,874,691	4,263,162	16,459,961	(37,565,382)
Net increase (decrease) in net assets	15,602,762	(291,151)	97,861,412	(158,354,507)
NET ASSETS:
Beginning of year or period	31,010,488	31,301,639	772,173,689	930,528,196
End of year or period	$46,613,250	$31,010,488	$870,035,101	$772,173,689
See Accompanying Notes to Financial Statements
43

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2040 Portfolio		Voya Solution 2045 Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$498,733	$383,565	$9,829,825	$8,153,021
Net realized gain	1,652,317	2,134,979	43,959,351	60,004,263
Net change in unrealized appreciation (depreciation)	3,973,200	(4,952,940)	77,445,548	(132,755,529)
Increase (decrease) in net assets resulting from operations	6,124,250	(2,434,396)	131,234,724	(64,598,245)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(974,788)	(781,717)	(15,768,200)	(10,228,294)
Class I	(847,678)	(556,292)	(26,882,084)	(15,367,932)
Class S	(721,532)	(648,392)	(24,987,205)	(15,247,200)
Class S2	(71,446)	(78,518)	(732,541)	(561,006)
Class T	(1,506)	(1,780)	(24,095)	(30,897)
Total distributions	(2,616,950)	(2,066,699)	(68,394,125)	(41,435,329)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,658,442	13,911,630	64,919,282	76,101,343
Reinvestment of distributions	2,616,572	2,066,285	68,394,125	41,435,329
	16,275,014	15,977,915	133,313,407	117,536,672
Cost of shares redeemed	(8,520,943)	(11,005,137)	(95,365,331)	(140,273,180)
Net increase (decrease) in net assets resulting from capital share transactions	7,754,071	4,972,778	37,948,076	(22,736,508)
Net increase (decrease) in net assets	11,261,371	471,683	100,788,675	(128,770,082)
NET ASSETS:
Beginning of year or period	24,392,377	23,920,694	563,906,593	692,676,675
End of year or period	$35,653,748	$24,392,377	$664,695,268	$563,906,593
See Accompanying Notes to Financial Statements
44

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2050 Portfolio		Voya Solution 2055 Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$437,756	$267,944	$3,377,566	$2,314,698
Net realized gain	1,341,845	1,795,219	14,101,369	18,991,873
Net change in unrealized appreciation (depreciation)	3,680,746	(4,528,021)	25,850,841	(41,107,723)
Increase (decrease) in net assets resulting from operations	5,460,347	(2,464,858)	43,329,776	(19,801,152)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(891,921)	(489,007)	(4,328,696)	(2,141,118)
Class I	(770,026)	(359,200)	(10,186,778)	(4,093,046)
Class S	(532,912)	(304,081)	(5,387,644)	(2,589,944)
Class S2	(26,656)	(22,915)	(233,868)	(152,185)
Class T	(1,933)	(1,004)	(1,456)	(983)
Total distributions	(2,223,448)	(1,176,207)	(20,138,442)	(8,977,276)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,340,798	14,485,321	49,679,440	48,936,952
Reinvestment of distributions	2,223,053	1,175,917	20,138,442	8,977,276
	14,563,851	15,661,238	69,817,882	57,914,228
Cost of shares redeemed	(6,431,311)	(9,142,136)	(30,355,951)	(42,498,607)
Net increase in net assets resulting from capital share transactions	8,132,540	6,519,102	39,461,931	15,415,621
Net increase (decrease) in net assets	11,369,439	2,878,037	62,653,265	(13,362,807)
NET ASSETS:
Beginning of year or period	20,319,797	17,441,760	169,396,738	182,759,545
End of year or period	$31,689,236	$20,319,797	$232,050,003	$169,396,738
See Accompanying Notes to Financial Statements
45

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2060 Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$232,538	$135,054
Net realized gain	709,607	809,952
Net change in unrealized appreciation (depreciation)	2,017,916	(2,208,460)
Increase (decrease) in net assets resulting from operations	2,960,061	(1,263,454)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(440,825)	(257,511)
Class I	(304,947)	(126,662)
Class S	(314,172)	(205,097)
Class S2	(17,202)	(13,337)
Class T	(262)	(197)
Total distributions	(1,077,408)	(602,804)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,930,387	8,221,311
Reinvestment of distributions	1,077,408	602,804
	9,007,795	8,824,115
Cost of shares redeemed	(4,410,024)	(4,474,377)
Net increase in net assets resulting from capital share transactions	4,597,771	4,349,738
Net increase in net assets	6,480,424	2,483,480
NET ASSETS:
Beginning of year or period	10,854,181	8,370,701
End of year or period	$17,334,605	$10,854,181

See Accompanying Notes to Financial Statements
46

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Aggressive Portfolio
Class ADV
12-31-19	11.47	0.11	2.65	2.76	0.16	0.99	—	1.15	—	13.08	24.94	0.92	0.75	0.75	0.96	3,760	85
12-31-18	13.56	0.10	(1.53)	(1.43)	0.11	0.55	—	0.66	—	11.47	(11.18)	0.90	0.69	0.69	0.79	3,159	79
12-31-17	11.33	0.11•	2.34	2.45	0.05	0.17	—	0.22	—	13.56	21.71	0.91	0.66	0.66	0.85	3,467	52
12-31-16	11.35	0.08	0.63	0.71	0.12	0.61	—	0.73	—	11.33	6.41	1.04	0.68	0.68	0.77	2,520	61
12-31-15	12.13	0.06•	(0.19)	(0.13)	0.21	0.44	—	0.65	—	11.35	(1.32)	0.94	0.68	0.68	0.53	2,383	78
Class I
12-31-19	11.74	0.22•	2.67	2.89	0.22	0.99	—	1.21	—	13.42	25.54	0.42	0.25	0.25	1.73	600	85
12-31-18	13.85	0.16•	(1.55)	(1.39)	0.17	0.55	—	0.72	—	11.74	(10.72)	0.40	0.19	0.19	1.17	325	79
12-31-17	11.56	0.18•	2.38	2.56	0.10	0.17	—	0.27	—	13.85	22.28	0.41	0.16	0.16	1.41	444	52
12-31-16	11.57	0.17•	0.61	0.78	0.18	0.61	—	0.79	—	11.56	6.93	0.54	0.18	0.18	1.53	258	61
12-31-15	12.32	0.19•	(0.26)	(0.07)	0.24	0.44	—	0.68	—	11.57	(0.83)	0.44	0.18	0.18	1.56	138	78
Class R6
12-31-19	11.74	0.20•	2.68	2.88	0.22	0.99	—	1.21	—	13.41	25.45	0.42	0.25	0.25	1.57	11,636	85
12-31-18	13.85	0.19•	(1.58)	(1.39)	0.17	0.55	—	0.72	—	11.74	(10.72)	0.40	0.19	0.19	1.42	7,177	79
12-31-17	11.56	0.24•	2.32	2.56	0.10	0.17	—	0.27	—	13.85	22.28	0.41	0.16	0.16	1.82	5,015	52
05-02-16(5) - 12-31-16	11.66	0.44•	0.25	0.69	0.18	0.61	—	0.79	—	11.56	6.11	0.54	0.18	0.18	5.93	659	61
Class S
12-31-19	11.60	0.15	2.67	2.82	0.18	0.99	—	1.17	—	13.25	25.21	0.67	0.50	0.50	1.27	3,925	85
12-31-18	13.69	0.12•	(1.52)	(1.40)	0.14	0.55	—	0.69	—	11.60	(10.91)	0.65	0.44	0.44	0.93	3,123	79
12-31-17	11.44	0.12•	2.37	2.49	0.07	0.17	—	0.24	—	13.69	21.92	0.66	0.41	0.41	0.99	4,300	52
12-31-16	11.46	0.12•	0.63	0.75	0.16	0.61	—	0.77	—	11.44	6.75	0.79	0.43	0.43	1.08	3,954	61
12-31-15	12.23	0.13•	(0.23)	(0.10)	0.23	0.44	—	0.67	—	11.46	(1.12)	0.69	0.43	0.43	1.04	2,417	78
Class S2
12-31-19	11.43	0.16•	2.60	2.76	0.19	0.99	—	1.18	—	13.01	25.05	0.82	0.65	0.65	1.28	1,539	85
12-31-18	13.52	0.13•	(1.54)	(1.41)	0.13	0.55	—	0.68	—	11.43	(11.08)	0.80	0.59	0.59	0.96	800	79
12-31-17	11.32	0.12•	2.32	2.44	0.07	0.17	—	0.24	—	13.52	21.71	0.81	0.56	0.56	0.99	681	52
12-31-16	11.36	0.13•	0.60	0.73	0.16	0.61	—	0.77	—	11.32	6.57	0.97	0.58	0.58	1.15	422	61
12-31-15	12.14	0.11•	(0.22)	(0.11)	0.23	0.44	—	0.67	—	11.36	(1.20)	0.94	0.58	0.58	0.93	169	78
Voya Solution Balanced Portfolio
Class ADV
12-31-19	8.89	0.14•	1.51	1.65	0.19	0.61	—	0.80	—	9.74	19.13	0.82	0.75	0.75	1.45	10,913	85
12-31-18	10.08	0.14•	(0.80)	(0.66)	0.16	0.37	—	0.53	—	8.89	(6.98)	0.80	0.69	0.69	1.39	11,984	60
12-31-17	9.06	0.13•	1.16	1.29	0.11	0.16	—	0.27	—	10.08	14.46	0.78	0.66	0.66	1.32	19,020	48
12-31-16	9.39	0.12•	0.44	0.56	0.20	0.69	—	0.89	—	9.06	6.08	0.78	0.64	0.64	1.25	18,215	78
12-31-15	10.57	0.10•	(0.14)	(0.04)	0.28	0.86	—	1.14	—	9.39	(0.72)	0.78	0.65	0.65	0.97	25,079	49
See Accompanying Notes to Financial Statements
47

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Balanced Portfolio (continued)
Class I
12-31-19	9.24	0.18•	1.59	1.77	0.26	0.61	—	0.87	—	10.14	19.75	0.32	0.25	0.25	1.78	2,482	85
12-31-18	10.45	0.20•	(0.82)	(0.62)	0.22	0.37	—	0.59	—	9.24	(6.38)	0.30	0.19	0.19	1.97	3,689	60
12-31-17	9.40	0.21•	1.17	1.38	0.17	0.16	—	0.33	—	10.45	14.89	0.28	0.16	0.16	2.06	4,683	48
12-31-16	9.72	0.28•	0.35	0.63	0.26	0.69	—	0.95	—	9.40	6.69	0.28	0.14	0.14	3.03	2,092	78
12-31-15	10.90	0.18•	(0.16)	0.02	0.34	0.86	—	1.20	—	9.72	(0.19)	0.28	0.15	0.15	1.72	59	49
Class R6
12-31-19	9.24	0.21•	1.56	1.77	0.26	0.61	—	0.87	—	10.14	19.76	0.32	0.25	0.25	2.09	20,185	85
12-31-18	10.45	0.18	(0.80)	(0.62)	0.22	0.37	—	0.59	—	9.24	(6.38)	0.30	0.19	0.19	2.00	13,738	60
12-31-17	9.39	0.22•	1.17	1.39	0.17	0.16	—	0.33	—	10.45	15.01	0.28	0.16	0.16	2.20	13,145	48
05-02-16(5) - 12-31-16	9.89	0.23•	0.22	0.45	0.26	0.69	—	0.95	—	9.39	4.75	0.28	0.14	0.14	3.74	2,412	78
Class S
12-31-19	9.01	0.17•	1.53	1.70	0.23	0.61	—	0.84	—	9.87	19.47	0.57	0.50	0.50	1.76	20,388	85
12-31-18	10.21	0.17•	(0.81)	(0.64)	0.19	0.37	—	0.56	—	9.01	(6.70)	0.55	0.44	0.44	1.69	19,594	60
12-31-17	9.18	0.15•	1.19	1.34	0.15	0.16	—	0.31	—	10.21	14.75	0.53	0.41	0.41	1.54	23,906	48
12-31-16	9.52	0.16	0.43	0.59	0.24	0.69	—	0.93	—	9.18	6.32	0.53	0.39	0.39	1.63	25,331	78
12-31-15	10.70	0.13	(0.14)	(0.01)	0.31	0.86	—	1.17	—	9.52	(0.46)	0.53	0.40	0.40	1.28	22,552	49
Class S2
12-31-19	9.00	0.18•	1.49	1.67	0.23	0.61	—	0.84	—	9.83	19.22	0.72	0.65	0.65	1.90	2,548	85
12-31-18	10.17	0.13•	(0.79)	(0.66)	0.14	0.37	—	0.51	—	9.00	(6.89)	0.70	0.59	0.59	1.30	856	60
12-31-17	9.16	0.14•	1.18	1.32	0.15	0.16	—	0.31	—	10.17	14.63	0.68	0.56	0.56	1.43	2,004	48
12-31-16	9.50	0.18•	0.39	0.57	0.22	0.69	—	0.91	—	9.16	6.10	0.71	0.54	0.54	1.96	1,668	78
12-31-15	10.67	0.11•	(0.13)	(0.02)	0.29	0.86	—	1.15	—	9.50	(0.60)	0.78	0.55	0.55	1.06	578	49
Voya Solution Conservative Portfolio
Class ADV
12-31-19	10.40	0.24	0.90	1.14	0.21	0.09	—	0.30	—	11.24	10.99	0.92	0.67	0.67	2.10	8,336	75
12-31-18	11.06	0.22	(0.47)	(0.25)	0.22	0.19	—	0.41	—	10.40	(2.39)	0.89	0.63	0.63	1.92	7,912	67
12-31-17	10.60	0.20•	0.55	0.75	0.22	0.07	—	0.29	—	11.06	7.06	0.86	0.62	0.62	1.84	8,486	63
12-31-16	10.45	0.20	0.40	0.60	0.19	0.26	—	0.45	—	10.60	5.76	0.85	0.62	0.62	1.79	8,524	58
12-31-15	11.15	0.14•	(0.22)	(0.08)	0.27	0.35	—	0.62	—	10.45	(0.76)	0.83	0.61	0.61	1.29	8,595	51
Class I
12-31-19	10.54	0.31•	0.91	1.22	0.26	0.09	—	0.35	—	11.41	11.65	0.42	0.17	0.17	2.82	658	75
12-31-18	11.21	0.28•	(0.49)	(0.21)	0.27	0.19	—	0.46	—	10.54	(1.94)	0.39	0.13	0.13	2.62	274	67
12-31-17	10.74	0.25•	0.56	0.81	0.27	0.07	—	0.34	—	11.21	7.60	0.36	0.12	0.12	2.31	90	63
12-31-16	10.60	0.29•	0.37	0.66	0.26	0.26	—	0.52	—	10.74	6.24	0.35	0.12	0.12	2.67	109	58
12-31-15	11.30	0.21•	(0.23)	(0.02)	0.33	0.35	—	0.68	—	10.60	(0.23)	0.33	0.11	0.11	1.86	13	51
See Accompanying Notes to Financial Statements
48

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Conservative Portfolio (continued)
Class R6
12-31-19	10.54	0.30	0.92	1.22	0.26	0.09	—	0.35	—	11.41	11.65	0.42	0.17	0.17	2.61	5,365	75
12-31-18	11.21	0.28•	(0.49)	(0.21)	0.27	0.19	—	0.46	—	10.54	(1.94)	0.39	0.13	0.13	2.52	5,056	67
12-31-17	10.74	0.27•	0.54	0.81	0.27	0.07	—	0.34	—	11.21	7.60	0.36	0.12	0.12	2.42	3,439	63
05-02-16(5) - 12-31-16	10.98	0.20•	0.08	0.28	0.26	0.26	—	0.52	—	10.74	2.57	0.35	0.12	0.12	2.81	718	58
Class S
12-31-19	10.48	0.25•	0.93	1.18	0.23	0.09	—	0.32	—	11.34	11.31	0.67	0.42	0.42	2.30	2,839	75
12-31-18	11.13	0.24•	(0.47)	(0.23)	0.23	0.19	—	0.42	—	10.48	(2.14)	0.64	0.38	0.38	2.16	3,508	67
12-31-17	10.66	0.22•	0.56	0.78	0.24	0.07	—	0.31	—	11.13	7.31	0.61	0.37	0.37	2.04	4,020	63
12-31-16	10.52	0.22•	0.41	0.63	0.23	0.26	—	0.49	—	10.66	6.04	0.60	0.37	0.37	2.02	6,513	58
12-31-15	11.22	0.17	(0.21)	(0.04)	0.31	0.35	—	0.66	—	10.52	(0.48)	0.58	0.36	0.36	1.61	5,539	51
Class S2
12-31-19	10.39	0.23•	0.93	1.16	0.21	0.09	—	0.30	—	11.25	11.21	0.82	0.57	0.57	2.14	393	75
12-31-18	11.04	0.21•	(0.46)	(0.25)	0.21	0.19	—	0.40	—	10.39	(2.34)	0.79	0.53	0.53	1.97	438	67
12-31-17	10.59	0.21•	0.55	0.76	0.24	0.07	—	0.31	—	11.04	7.20	0.76	0.52	0.52	1.92	635	63
12-31-16	10.46	0.21•	0.40	0.61	0.22	0.26	—	0.48	—	10.59	5.90	0.78	0.52	0.52	1.94	506	58
12-31-15	11.17	0.16•	(0.22)	(0.06)	0.30	0.35	—	0.65	—	10.46	(0.67)	0.83	0.51	0.51	1.43	357	51
Voya Solution Income Portfolio
Class ADV
12-31-19	10.92	0.22•	1.17	1.39	0.31	0.24	—	0.55	—	11.76	12.87	0.76	0.69	0.69	1.88	143,202	39
12-31-18	11.85	0.20•	(0.57)	(0.37)	0.26	0.30	—	0.56	—	10.92	(3.35)	0.75	0.62	0.62	1.77	148,720	38
12-31-17	11.11	0.18•	0.83	1.01	0.23	0.04	—	0.27	—	11.85	9.15	0.75	0.61	0.61	1.59	182,912	36
12-31-16	10.88	0.16•	0.31	0.47	0.11	0.13	—	0.24	—	11.11	4.26	0.75	0.62	0.62	1.41	205,103	46
12-31-15	11.61	0.13•	(0.15)	(0.02)	0.29	0.42	—	0.71	—	10.88	(0.30)	0.73	0.63	0.63	1.16	248,968	31
Class I
12-31-19	11.19	0.28•	1.19	1.47	0.37	0.24	—	0.61	—	12.05	13.38	0.26	0.19	0.19	2.41	78,441	39
12-31-18	12.13	0.27•	(0.59)	(0.32)	0.32	0.30	—	0.62	—	11.19	(2.80)	0.25	0.12	0.12	2.29	75,592	38
12-31-17	11.38	0.25	0.84	1.09	0.30	0.04	—	0.34	—	12.13	9.66	0.25	0.11	0.11	2.09	85,891	36
12-31-16	11.12	0.22•	0.31	0.53	0.14	0.13	—	0.27	—	11.38	4.78	0.25	0.12	0.12	1.91	82,426	46
12-31-15	11.86	0.19•	(0.15)	0.04	0.36	0.42	—	0.78	—	11.12	0.20	0.23	0.13	0.13	1.72	98,321	31
Class S
12-31-19	11.09	0.25•	1.18	1.43	0.33	0.24	—	0.57	—	11.95	13.13	0.51	0.44	0.44	2.10	103,157	39
12-31-18	12.03	0.24•	(0.59)	(0.35)	0.29	0.30	—	0.59	—	11.09	(3.14)	0.50	0.37	0.37	2.01	118,451	38
12-31-17	11.28	0.21•	0.85	1.06	0.27	0.04	—	0.31	—	12.03	9.41	0.50	0.36	0.36	1.83	155,100	36
12-31-16	11.04	0.19•	0.31	0.50	0.13	0.13	—	0.26	—	11.28	4.47	0.50	0.37	0.37	1.66	186,264	46
12-31-15	11.76	0.16•	(0.14)	0.02	0.32	0.42	—	0.74	—	11.04	0.10	0.48	0.38	0.38	1.43	225,274	31
See Accompanying Notes to Financial Statements
49

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Income Portfolio (continued)
Class S2
12-31-19	10.82	0.22•	1.16	1.38	0.31	0.24	—	0.55	—	11.65	12.96	0.66	0.59	0.59	1.95	5,310	39
12-31-18	11.72	0.21•	(0.56)	(0.35)	0.25	0.30	—	0.55	—	10.82	(3.21)	0.65	0.52	0.52	1.82	6,111	38
12-31-17	10.99	0.19•	0.82	1.01	0.24	0.04	—	0.28	—	11.72	9.23	0.65	0.51	0.51	1.67	9,533	36
12-31-16	10.77	0.16•	0.30	0.46	0.11	0.13	—	0.24	—	10.99	4.28	0.68	0.52	0.52	1.49	11,670	46
12-31-15	11.50	0.14•	(0.14)	0.00*	0.31	0.42	—	0.73	—	10.77	(0.13)	0.73	0.53	0.53	1.27	15,377	31
Class T
12-31-19	11.65	0.20	1.24	1.44	0.29	0.24	—	0.53	—	12.56	12.54	0.96	0.89	0.89	1.74	259	39
12-31-18	12.60	0.19	(0.60)	(0.41)	0.24	0.30	—	0.54	—	11.65	(3.45)	0.95	0.82	0.82	1.62	218	38
12-31-17	11.73	0.17	0.87	1.04	0.13	0.04	—	0.17	—	12.60	8.84	0.95	0.81	0.81	1.40	222	36
12-31-16	11.39	0.11•	0.36	0.47	—	0.13	—	0.13	—	11.73	4.11	0.97	0.82	0.82	0.92	205	46
12-31-15	12.07	0.13•	(0.17)	(0.04)	0.22	0.42	—	0.64	—	11.39	(0.40)	0.98	0.83	0.83	1.09	815	31
Voya Solution Moderately Aggressive Portfolio
Class ADV
12-31-19	11.39	0.16	2.28	2.44	0.26	1.03	—	1.29	—	12.54	22.32	0.76	0.76	0.76	1.28	24,168	55
12-31-18	13.39	0.14•	(1.32)	(1.18)	0.20	0.62	—	0.82	—	11.39	(9.44)	0.75	0.71	0.71	1.09	21,418	46
12-31-17	11.62	0.13•	1.93	2.06	0.15	0.14	—	0.29	—	13.39	17.89	0.75	0.71	0.71	1.04	27,468	31
12-31-16	11.23	0.11•	0.56	0.67	0.10	0.18	—	0.28	—	11.62	6.00	0.75	0.70	0.70	0.95	24,645	52
12-31-15	13.03	0.11•	(0.22)	(0.11)	0.37	1.32	—	1.69	—	11.23	(1.42)	0.74	0.69	0.69	0.94	31,416	26
Class I
12-31-19	11.61	0.22	2.34	2.56	0.33	1.03	—	1.36	—	12.81	22.99	0.26	0.26	0.26	1.84	4,862	55
12-31-18	13.64	0.21•	(1.35)	(1.14)	0.27	0.62	—	0.89	—	11.61	(9.02)	0.25	0.21	0.21	1.60	3,898	46
12-31-17	11.83	0.21•	1.95	2.16	0.21	0.14	—	0.35	—	13.64	18.50	0.25	0.21	0.21	1.62	6,062	31
12-31-16	11.44	0.17	0.55	0.72	0.15	0.18	—	0.33	—	11.83	6.40	0.25	0.20	0.20	1.55	4,334	52
12-31-15	13.23	0.23•	(0.27)	(0.04)	0.43	1.32	—	1.75	—	11.44	(0.85)	0.24	0.19	0.19	2.00	4,035	26
Class R6
12-31-19	11.61	0.23•	2.32	2.55	0.33	1.03	—	1.36	—	12.80	22.91	0.26	0.26	0.26	1.87	17,843	55
12-31-18	13.63	0.23•	(1.36)	(1.13)	0.27	0.62	—	0.89	—	11.61	(8.94)	0.25	0.21	0.21	1.76	12,083	46
12-31-17	11.82	0.25•	1.91	2.16	0.21	0.14	—	0.35	—	13.63	18.51	0.25	0.21	0.21	1.95	8,217	31
05-02-16(5) - 12-31-16	11.56	0.39•	0.20	0.59	0.15	0.18	—	0.33	—	11.82	5.21	0.25	0.20	0.20	5.04	1,287	52
Class S
12-31-19	11.49	0.19•	2.30	2.49	0.29	1.03	—	1.32	—	12.66	22.61	0.51	0.51	0.51	1.51	557,294	55
12-31-18	13.50	0.18•	(1.33)	(1.15)	0.24	0.62	—	0.86	—	11.49	(9.20)	0.50	0.46	0.46	1.34	525,590	46
12-31-17	11.71	0.16•	1.95	2.11	0.18	0.14	—	0.32	—	13.50	18.22	0.50	0.46	0.46	1.28	670,319	31
12-31-16	11.34	0.14•	0.55	0.69	0.14	0.18	—	0.32	—	11.71	6.17	0.50	0.45	0.45	1.25	661,798	52
12-31-15	13.13	0.21•	(0.29)	(0.08)	0.39	1.32	—	1.71	—	11.34	(1.15)	0.49	0.44	0.44	1.81	719,319	26
See Accompanying Notes to Financial Statements
50

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Aggressive Portfolio (continued)
Class S2
12-31-19	11.50	0.17•	2.32	2.49	0.27	1.03	—	1.30	—	12.69	22.49	0.66	0.66	0.66	1.35	879	55
12-31-18	13.47	0.15•	(1.32)	(1.17)	0.18	0.62	—	0.80	—	11.50	(9.31)	0.65	0.61	0.61	1.10	732	46
12-31-17	11.70	0.15•	1.94	2.09	0.18	0.14	—	0.32	—	13.47	18.05	0.65	0.61	0.61	1.20	1,695	31
12-31-16	11.32	0.13	0.54	0.67	0.11	0.18	—	0.29	—	11.70	5.97	0.68	0.60	0.60	1.14	1,132	52
12-31-15	13.12	0.12•	(0.21)	(0.09)	0.39	1.32	—	1.71	—	11.32	(1.21)	0.74	0.59	0.59	0.98	1,040	26
Voya Solution Moderately Conservative Portfolio
Class ADV
12-31-19	9.13	0.18•	1.14	1.32	0.16	0.20	—	0.36	—	10.09	14.61	0.84	0.70	0.70	1.83	7,507	81
12-31-18	9.99	0.17•	(0.60)	(0.43)	0.20	0.23	—	0.43	—	9.13	(4.52)	0.83	0.67	0.67	1.79	9,033	59
12-31-17	9.24	0.15•	0.78	0.93	0.18	—	—	0.18	—	9.99	10.09	0.83	0.65	0.65	1.57	11,134	47
12-31-16	9.51	0.13•	0.40	0.53	0.20	0.60	—	0.80	—	9.24	5.64	0.80	0.64	0.64	1.35	13,487	65
12-31-15	10.45	0.10	(0.14)	(0.04)	0.28	0.62	—	0.90	—	9.51	(0.60)	0.78	0.66	0.66	1.09	22,005	58
Class I
12-31-19	9.54	0.29•	1.14	1.43	0.22	0.20	—	0.42	—	10.55	15.17	0.34	0.20	0.20	2.83	69	81
12-31-18	10.42	0.24•	(0.64)	(0.40)	0.25	0.23	—	0.48	—	9.54	(4.04)	0.33	0.17	0.17	2.35	31	59
12-31-17	9.65	0.21•	0.82	1.03	0.26	—	—	0.26	—	10.42	10.73	0.33	0.15	0.15	2.06	27	47
12-31-16	9.93	0.19	0.41	0.60	0.28	0.60	—	0.88	—	9.65	6.12	0.30	0.14	0.14	1.93	33	65
12-31-15	10.87	0.16	(0.15)	0.01	0.33	0.62	—	0.95	—	9.93	(0.09)	0.28	0.16	0.16	1.58	36	58
Class R6
12-31-19	9.53	0.25•	1.18	1.43	0.22	0.20	—	0.42	—	10.54	15.18	0.34	0.20	0.20	2.47	6,045	81
12-31-18	10.41	0.25•	(0.65)	(0.40)	0.25	0.23	—	0.48	—	9.53	(4.05)	0.33	0.17	0.17	2.45	3,780	59
12-31-17	9.64	0.24•	0.78	1.02	0.25	—	—	0.25	—	10.41	10.68	0.33	0.15	0.15	2.37	2,164	47
05-02-16(5) - 12-31-16	10.17	0.36•	(0.01)	0.35	0.28	0.60	—	0.88	—	9.64	3.52	0.30	0.14	0.14	5.68	287	65
Class S
12-31-19	9.32	0.22•	1.16	1.38	0.20	0.20	—	0.40	—	10.30	14.96	0.59	0.45	0.45	2.24	19,349	81
12-31-18	10.19	0.20•	(0.63)	(0.43)	0.21	0.23	—	0.44	—	9.32	(4.35)	0.58	0.42	0.42	2.05	14,452	59
12-31-17	9.44	0.18•	0.79	0.97	0.22	—	—	0.22	—	10.19	10.40	0.58	0.40	0.40	1.80	17,134	47
12-31-16	9.73	0.17	0.39	0.56	0.25	0.60	—	0.85	—	9.44	5.87	0.55	0.39	0.39	1.74	20,883	65
12-31-15	10.67	0.14•	(0.16)	(0.02)	0.30	0.62	—	0.92	—	9.73	(0.38)	0.53	0.41	0.41	1.33	20,081	58
Class S2
12-31-19	9.21	0.24•	1.10	1.34	0.21	0.20	—	0.41	—	10.14	14.74	0.74	0.60	0.60	2.39	5,439	81
12-31-18	10.08	0.18	(0.61)	(0.43)	0.21	0.23	—	0.44	—	9.21	(4.46)	0.73	0.57	0.57	1.96	1,072	59
12-31-17	9.34	0.17•	0.79	0.96	0.22	—	—	0.22	—	10.08	10.33	0.73	0.55	0.55	1.71	1,021	47
12-31-16	9.64	0.14	0.39	0.53	0.23	0.60	—	0.83	—	9.34	5.62	0.73	0.54	0.54	1.61	845	65
12-31-15	10.59	0.10	(0.13)	(0.03)	0.30	0.62	—	0.92	—	9.64	(0.50)	0.78	0.56	0.56	1.14	751	58
See Accompanying Notes to Financial Statements
51

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2020 Portfolio
Class ADV
12-31-19	11.85	0.22	1.49	1.71	0.31	0.61	—	0.92	—	12.64	14.70	0.85	0.71	0.71	1.72	15,205	92
12-31-18	13.23	0.21	(0.77)	(0.56)	0.20	0.62	—	0.82	—	11.85	(4.50)	0.79	0.64	0.64	1.67	13,352	83
12-31-17	12.15	0.20•	1.30	1.50	0.14	0.28	—	0.42	—	13.23	12.43	0.81	0.61	0.61	1.59	14,590	72
12-31-16	11.65	0.18•	0.43	0.61	0.05	0.06	—	0.11	—	12.15	5.21	0.86	0.64	0.64	1.53	9,167	84
12-31-15	12.87	0.19•	(0.05)	0.14	0.57	0.79	—	1.36	—	11.65	0.88	1.49	0.63	0.63	1.60	2,853	86
Class I
12-31-19	12.13	0.28•	1.53	1.81	0.38	0.61	—	0.99	—	12.95	15.22	0.35	0.21	0.21	2.18	7,239	92
12-31-18	13.51	0.28•	(0.78)	(0.50)	0.26	0.62	—	0.88	—	12.13	(4.02)	0.29	0.14	0.14	2.16	7,160	83
12-31-17	12.37	0.26	1.33	1.59	0.17	0.28	—	0.45	—	13.51	13.01	0.31	0.11	0.11	2.00	7,487	72
12-31-16	11.81	0.26•	0.42	0.68	0.06	0.06	—	0.12	—	12.37	5.73	0.36	0.14	0.14	2.13	6,377	84
12-31-15	13.04	0.32•	(0.11)	0.21	0.65	0.79	—	1.44	—	11.81	1.38	0.99	0.13	0.13	2.76	2,157	86
Class S
12-31-19	12.07	0.25•	1.51	1.76	0.34	0.61	—	0.95	—	12.88	14.89	0.60	0.46	0.46	1.94	13,199	92
12-31-18	13.46	0.25•	(0.78)	(0.53)	0.24	0.62	—	0.86	—	12.07	(4.27)	0.54	0.39	0.39	1.94	12,873	83
12-31-17	12.33	0.25•	1.31	1.56	0.15	0.28	—	0.43	—	13.46	12.78	0.56	0.36	0.36	1.91	10,565	72
12-31-16	11.80	0.20•	0.44	0.64	0.05	0.06	—	0.11	—	12.33	5.46	0.61	0.39	0.39	1.65	6,477	84
12-31-15	13.01	0.53•	(0.34)	0.19	0.61	0.79	—	1.40	—	11.80	1.23	1.24	0.38	0.38	4.58	4,145	86
Class S2
12-31-19	11.93	0.24•	1.49	1.73	0.28	0.61	—	0.89	—	12.77	14.79	0.75	0.61	0.61	1.90	559	92
12-31-18	13.32	0.21•	(0.75)	(0.54)	0.23	0.62	—	0.85	—	11.93	(4.37)	0.69	0.54	0.54	1.63	485	83
12-31-17	12.22	0.26•	1.26	1.52	0.14	0.28	—	0.42	—	13.32	12.54	0.71	0.51	0.51	2.05	660	72
12-31-16	11.70	0.14•	0.48	0.62	0.04	0.06	—	0.10	—	12.22	5.33	0.79	0.54	0.54	1.18	148	84
12-31-15	12.91	0.36•	(0.20)	0.16	0.58	0.79	—	1.37	—	11.70	1.08	1.49	0.53	0.53	3.08	283	86
Class T
12-31-19	11.85	0.20•	1.48	1.68	0.30	0.61	—	0.91	—	12.62	14.44	1.05	0.91	0.91	1.58	17	92
12-31-18	13.24	0.19•	(0.77)	(0.58)	0.19	0.62	—	0.81	—	11.85	(4.71)	0.99	0.84	0.84	1.51	12	83
12-31-17	12.16	0.18•	1.29	1.47	0.11	0.28	—	0.39	—	13.24	12.22	1.01	0.81	0.81	1.42	12	72
12-31-16	11.64	0.15•	0.43	0.58	—	0.06	—	0.06	—	12.16	4.99	1.08	0.84	0.84	1.29	8	84
12-31-15	12.87	0.11•	0.01	0.12	0.56	0.79	—	1.35	—	11.64	0.72	1.74	0.83	0.83	0.91	4	86
Voya Solution 2025 Portfolio
Class ADV
12-31-19	10.48	0.18•	1.64	1.82	0.25	0.68	—	0.93	—	11.37	17.79	0.75	0.71	0.71	1.59	260,690	44
12-31-18	11.72	0.16•	(0.82)	(0.66)	0.21	0.37	—	0.58	—	10.48	(5.97)	0.74	0.67	0.67	1.38	244,883	47
12-31-17	10.66	0.15•	1.42	1.57	0.19	0.32	—	0.51	—	11.72	15.02	0.74	0.66	0.66	1.36	300,453	46
12-31-16	11.17	0.14•	0.47	0.61	0.21	0.91	—	1.12	—	10.66	5.53	0.74	0.64	0.64	1.31	302,670	43
12-31-15	12.83	0.11•	(0.09)	0.02	0.37	1.31	—	1.68	—	11.17	(0.26)	0.74	0.65	0.65	0.89	357,443	42
See Accompanying Notes to Financial Statements
52

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2025 Portfolio (continued)
Class I
12-31-19	10.78	0.24	1.68	1.92	0.31	0.68	—	0.99	—	11.71	18.33	0.25	0.21	0.21	2.14	260,767	44
12-31-18	12.04	0.23•	(0.85)	(0.62)	0.27	0.37	—	0.64	—	10.78	(5.48)	0.24	0.17	0.17	1.93	219,811	47
12-31-17	10.94	0.22•	1.46	1.68	0.26	0.32	—	0.58	—	12.04	15.62	0.24	0.16	0.16	1.92	243,053	46
12-31-16	11.44	0.21	0.48	0.69	0.28	0.91	—	1.19	—	10.94	6.13	0.24	0.14	0.14	1.84	193,795	43
12-31-15	13.12	0.18•	(0.10)	0.08	0.45	1.31	—	1.76	—	11.44	0.19	0.24	0.15	0.15	1.44	204,693	42
Class S
12-31-19	10.65	0.21•	1.67	1.88	0.28	0.68	—	0.96	—	11.57	18.12	0.50	0.46	0.46	1.82	299,655	44
12-31-18	11.90	0.19•	(0.83)	(0.64)	0.24	0.37	—	0.61	—	10.65	(5.73)	0.49	0.42	0.42	1.64	294,102	47
12-31-17	10.82	0.18•	1.45	1.63	0.23	0.32	—	0.55	—	11.90	15.29	0.49	0.41	0.41	1.60	359,764	46
12-31-16	11.32	0.17•	0.48	0.65	0.24	0.91	—	1.15	—	10.82	5.88	0.49	0.39	0.39	1.58	376,403	43
12-31-15	13.00	0.14•	(0.10)	0.04	0.41	1.31	—	1.72	—	11.32	(0.09)	0.49	0.40	0.40	1.14	418,555	42
Class S2
12-31-19	10.35	0.18•	1.63	1.81	0.25	0.68	—	0.93	—	11.23	17.92	0.65	0.61	0.61	1.63	10,745	44
12-31-18	11.56	0.15•	(0.79)	(0.64)	0.20	0.37	—	0.57	—	10.35	(5.88)	0.64	0.57	0.57	1.34	11,715	47
12-31-17	10.52	0.16•	1.40	1.56	0.20	0.32	—	0.52	—	11.56	15.07	0.64	0.56	0.56	1.40	16,911	46
12-31-16	11.03	0.15•	0.47	0.62	0.22	0.91	—	1.13	—	10.52	5.75	0.67	0.54	0.54	1.39	22,356	43
12-31-15	12.70	0.12•	(0.10)	0.02	0.38	1.31	—	1.69	—	11.03	(0.23)	0.74	0.55	0.55	0.98	27,673	42
Class T
12-31-19	10.96	0.16•	1.72	1.88	0.18	0.68	—	0.86	—	11.98	17.51	0.95	0.91	0.91	1.36	521	44
12-31-18	12.23	0.13•	(0.84)	(0.71)	0.19	0.37	—	0.56	—	10.96	(6.14)	0.94	0.87	0.87	1.11	575	47
12-31-17	11.10	0.14•	1.48	1.62	0.17	0.32	—	0.49	—	12.23	14.78	0.94	0.86	0.86	1.18	821	46
12-31-16	11.58	0.14	0.48	0.62	0.19	0.91	—	1.10	—	11.10	5.43	0.96	0.84	0.84	1.14	806	43
12-31-15	13.07	0.09•	(0.12)	(0.03)	0.15	1.31	—	1.46	—	11.58	(0.56)	0.99	0.85	0.85	0.70	837	42
Voya Solution 2030 Portfolio
Class ADV
12-31-19	13.79	0.23•	2.46	2.69	0.25	0.93	—	1.18	—	15.30	20.13	0.83	0.71	0.71	1.55	18,792	79
12-31-18	15.96	0.21	(1.31)	(1.10)	0.23	0.84	—	1.07	—	13.79	(7.47)	0.81	0.66	0.66	1.38	12,630	87
12-31-17	13.94	0.23•	2.15	2.38	0.12	0.24	—	0.36	—	15.96	17.22	0.83	0.64	0.64	1.50	13,589	63
12-31-16	13.24	0.23•	0.57	0.80	0.04	0.06	—	0.10	—	13.94	6.09	0.95	0.66	0.66	1.71	6,623	67
12-31-15	13.94	0.36•	(0.31)	0.05	0.19	0.56	—	0.75	—	13.24	0.18	2.57	0.66	0.66	2.65	1,569	69
Class I
12-31-19	14.18	0.33•	2.51	2.84	0.32	0.93	—	1.25	—	15.77	20.65	0.33	0.21	0.21	2.18	13,781	79
12-31-18	16.36	0.31•	(1.36)	(1.05)	0.29	0.84	—	1.13	—	14.18	(6.98)	0.31	0.16	0.16	1.95	7,333	87
12-31-17	14.23	0.32•	2.19	2.51	0.14	0.24	—	0.38	—	16.36	17.86	0.33	0.14	0.14	2.07	8,625	63
12-31-16	13.46	0.35•	0.53	0.88	0.05	0.06	—	0.11	—	14.23	6.55	0.45	0.16	0.16	2.54	3,247	67
12-31-15	14.14	0.39•	(0.27)	0.12	0.24	0.56	—	0.80	—	13.46	0.66	2.07	0.16	0.16	2.90	861	69
See Accompanying Notes to Financial Statements
53

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2030 Portfolio (continued)
Class S
12-31-19	14.09	0.27•	2.51	2.78	0.28	0.93	—	1.21	—	15.66	20.36	0.58	0.46	0.46	1.78	13,558	79
12-31-18	16.28	0.28•	(1.36)	(1.08)	0.27	0.84	—	1.11	—	14.09	(7.23)	0.56	0.41	0.41	1.81	10,589	87
12-31-17	14.18	0.26•	2.21	2.47	0.13	0.24	—	0.37	—	16.28	17.59	0.58	0.39	0.39	1.72	8,484	63
12-31-16	13.44	0.27•	0.58	0.85	0.05	0.06	—	0.11	—	14.18	6.32	0.70	0.41	0.41	2.00	4,770	67
12-31-15	14.07	0.49•	(0.39)	0.10	0.17	0.56	—	0.73	—	13.44	0.52	2.32	0.41	0.41	3.69	1,454	69
Class S2
12-31-19	13.90	0.25•	2.48	2.73	0.24	0.93	—	1.17	—	15.46	20.24	0.73	0.61	0.61	1.66	450	79
12-31-18	16.08	0.25•	(1.35)	(1.10)	0.24	0.84	—	1.08	—	13.90	(7.40)	0.71	0.56	0.56	1.62	439	87
12-31-17	14.01	0.21•	2.20	2.41	0.10	0.24	—	0.34	—	16.08	17.38	0.73	0.54	0.54	1.42	588	63
12-31-16	13.30	0.18•	0.64	0.82	0.05	0.06	—	0.11	—	14.01	6.17	0.88	0.56	0.56	1.30	255	67
12-31-15	13.96	0.28•	(0.22)	0.06	0.16	0.56	—	0.72	—	13.30	0.23	2.57	0.56	0.56	2.01	41	69
Class T
12-31-19	13.82	0.21•	2.45	2.66	0.24	0.93	—	1.17	—	15.31	19.86	1.03	0.91	0.91	1.41	32	79
12-31-18	16.02	0.22•	(1.36)	(1.14)	0.22	0.84	—	1.06	—	13.82	(7.67)	1.01	0.86	0.86	1.44	20	87
12-31-17	13.98	0.19•	2.17	2.36	0.08	0.24	—	0.32	—	16.02	17.05	1.03	0.84	0.84	1.23	15	63
12-31-16	13.27	0.19•	0.58	0.77	—	0.06	—	0.06	—	13.98	5.81	1.17	0.86	0.86	1.43	11	67
12-31-15	13.97	0.13	(0.14)	(0.01)	0.13	0.56	—	0.69	—	13.27	(0.26)	2.82	0.86	0.86	0.92	4	69
Voya Solution 2035 Portfolio
Class ADV
12-31-19	10.60	0.16•	2.04	2.20	0.24	0.93	—	1.17	—	11.63	21.53	0.75	0.71	0.71	1.38	226,096	52
12-31-18	12.27	0.14•	(1.12)	(0.98)	0.19	0.50	—	0.69	—	10.60	(8.54)	0.75	0.68	0.68	1.21	212,084	50
12-31-17	10.71	0.13•	1.90	2.03	0.16	0.31	—	0.47	—	12.27	19.22	0.74	0.65	0.65	1.12	267,229	36
12-31-16	11.27	0.12•	0.53	0.65	0.21	1.00	—	1.21	—	10.71	6.00	0.74	0.66	0.66	1.11	262,148	44
12-31-15	13.22	0.11•	(0.13)	(0.02)	0.38	1.55	—	1.93	—	11.27	(0.77)	0.74	0.67	0.67	0.84	303,218	46
Class I
12-31-19	10.89	0.22	2.10	2.32	0.30	0.93	—	1.23	—	11.98	22.22	0.25	0.21	0.21	1.97	304,111	52
12-31-18	12.59	0.22	(1.17)	(0.95)	0.25	0.50	—	0.75	—	10.89	(8.09)	0.25	0.18	0.18	1.75	247,475	50
12-31-17	10.98	0.20•	1.94	2.14	0.22	0.31	—	0.53	—	12.59	19.82	0.24	0.15	0.15	1.69	274,900	36
12-31-16	11.54	0.19	0.53	0.72	0.28	1.00	—	1.28	—	10.98	6.49	0.24	0.16	0.16	1.67	210,863	44
12-31-15	13.51	0.18•	(0.14)	0.04	0.46	1.55	—	2.01	—	11.54	(0.30)	0.24	0.17	0.17	1.39	218,051	46
Class S
12-31-19	10.76	0.19•	2.08	2.27	0.27	0.93	—	1.20	—	11.83	21.94	0.50	0.46	0.46	1.64	324,783	52
12-31-18	12.45	0.18•	(1.15)	(0.97)	0.22	0.50	—	0.72	—	10.76	(8.34)	0.50	0.43	0.43	1.46	297,721	50
12-31-17	10.87	0.16•	1.92	2.08	0.19	0.31	—	0.50	—	12.45	19.44	0.49	0.40	0.40	1.38	368,554	36
12-31-16	11.43	0.16•	0.53	0.69	0.25	1.00	—	1.25	—	10.87	6.23	0.49	0.41	0.41	1.41	359,464	44
12-31-15	13.39	0.14•	(0.13)	0.01	0.42	1.55	—	1.97	—	11.43	(0.48)	0.49	0.42	0.42	1.10	383,233	46
See Accompanying Notes to Financial Statements
54

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2035 Portfolio (continued)
Class S2
12-31-19	10.36	0.16•	1.99	2.15	0.24	0.93	—	1.17	—	11.34	21.63	0.65	0.61	0.61	1.46	14,599	52
12-31-18	12.00	0.15•	(1.09)	(0.94)	0.20	0.50	—	0.70	—	10.36	(8.42)	0.65	0.58	0.58	1.28	14,521	50
12-31-17	10.49	0.14•	1.85	1.99	0.17	0.31	—	0.48	—	12.00	19.28	0.64	0.55	0.55	1.22	19,146	36
12-31-16	11.07	0.14	0.51	0.65	0.23	1.00	—	1.23	—	10.49	6.09	0.67	0.56	0.56	1.24	20,809	44
12-31-15	13.01	0.11•	(0.11)	0.00*	0.39	1.55	—	1.94	—	11.07	(0.62)	0.74	0.57	0.57	0.90	22,289	46
Class T
12-31-19	11.07	0.14	2.15	2.29	0.16	0.93	—	1.09	—	12.27	21.36	0.95	0.91	0.91	1.27	447	52
12-31-18	12.79	0.10•	(1.16)	(1.06)	0.16	0.50	—	0.66	—	11.07	(8.76)	0.95	0.88	0.88	0.77	373	50
12-31-17	11.14	0.11•	1.98	2.09	0.13	0.31	—	0.44	—	12.79	19.03	0.94	0.85	0.85	0.95	700	36
12-31-16	11.65	0.09•	0.56	0.65	0.16	1.00	—	1.16	—	11.14	5.73	0.96	0.86	0.86	0.83	624	44
12-31-15	13.50	0.09•	(0.15)	(0.06)	0.24	1.55	—	1.79	—	11.65	(1.00)	0.99	0.87	0.87	0.69	887	46
Voya Solution 2040 Portfolio
Class ADV
12-31-19	14.26	0.23•	2.92	3.15	0.26	1.06	—	1.32	—	16.09	22.82	0.84	0.72	0.72	1.47	14,324	82
12-31-18	17.11	0.20•	(1.66)	(1.46)	0.22	1.17	—	1.39	—	14.26	(9.41)	0.84	0.66	0.66	1.19	8,662	81
12-31-17	14.55	0.19•	2.73	2.92	0.08	0.28	—	0.36	—	17.11	20.23	0.86	0.63	0.63	1.17	8,696	68
12-31-16	13.84	0.19•	0.71	0.90	0.06	0.13	—	0.19	—	14.55	6.48	1.03	0.66	0.66	1.34	4,897	72
12-31-15	14.89	0.25•	(0.26)	(0.01)	0.35	0.69	—	1.04	—	13.84	(0.33)	2.07	0.67	0.67	1.72	2,229	108
Class I
12-31-19	14.66	0.32•	3.00	3.32	0.32	1.06	—	1.38	—	16.60	23.44	0.34	0.22	0.22	1.97	11,825	82
12-31-18	17.53	0.30•	(1.72)	(1.42)	0.28	1.17	—	1.45	—	14.66	(8.95)	0.34	0.16	0.16	1.77	7,134	81
12-31-17	14.86	0.29•	2.78	3.07	0.12	0.28	—	0.40	—	17.53	20.85	0.36	0.13	0.13	1.76	7,753	68
12-31-16	14.07	0.31•	0.68	0.99	0.07	0.13	—	0.20	—	14.86	7.06	0.53	0.16	0.16	2.14	2,887	72
12-31-15	15.08	0.43•	(0.36)	0.07	0.39	0.69	—	1.08	—	14.07	0.22	1.57	0.17	0.17	3.06	487	108
Class S
12-31-19	14.54	0.23	3.02	3.25	0.29	1.06	—	1.35	—	16.44	23.07	0.59	0.47	0.47	1.44	8,500	82
12-31-18	17.40	0.26•	(1.70)	(1.44)	0.25	1.17	—	1.42	—	14.54	(9.13)	0.59	0.41	0.41	1.54	7,641	81
12-31-17	14.78	0.23•	2.78	3.01	0.11	0.28	—	0.39	—	17.40	20.53	0.61	0.38	0.38	1.45	6,732	68
12-31-16	14.03	0.25•	0.70	0.95	0.07	0.13	—	0.20	—	14.78	6.79	0.78	0.41	0.41	1.75	3,217	72
12-31-15	15.02	0.49•	(0.45)	0.04	0.34	0.69	—	1.03	—	14.03	0.03	1.82	0.42	0.42	3.50	610	108
Class S2
12-31-19	14.31	0.25•	2.93	3.18	0.26	1.06	—	1.32	—	16.17	22.93	0.74	0.62	0.62	1.57	973	82
12-31-18	17.18	0.23•	(1.68)	(1.45)	0.25	1.17	—	1.42	—	14.31	(9.30)	0.74	0.56	0.56	1.42	939	81
12-31-17	14.62	0.26•	2.69	2.95	0.11	0.28	—	0.39	—	17.18	20.31	0.76	0.53	0.53	1.61	721	68
12-31-16	13.90	0.20•	0.72	0.92	0.07	0.13	—	0.20	—	14.62	6.64	0.96	0.56	0.56	1.41	183	72
12-31-15	14.93	0.22•	(0.23)	(0.01)	0.33	0.69	—	1.02	—	13.90	(0.33)	2.07	0.57	0.57	1.46	9	108
See Accompanying Notes to Financial Statements
55

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2040 Portfolio (continued)
Class T
12-31-19	14.22	0.20•	2.90	3.10	0.20	1.06	—	1.26	—	16.06	22.50	1.04	0.92	0.92	1.28	32	82
12-31-18	17.08	0.15	(1.64)	(1.49)	0.20	1.17	—	1.37	—	14.22	(9.57)	1.04	0.86	0.86	1.00	17	81
12-31-17	14.53	0.17•	2.72	2.89	0.06	0.28	—	0.34	—	17.08	20.05	1.06	0.83	0.83	1.08	20	68
12-31-16	13.81	0.17•	0.70	0.87	0.02	0.13	—	0.15	—	14.53	6.27	1.25	0.86	0.86	1.19	12	72
12-31-15	14.85	0.10•	(0.16)	(0.06)	0.29	0.69	—	0.98	—	13.81	(0.66)	2.32	0.87	0.87	0.67	4	108
Voya Solution 2045 Portfolio
Class ADV
12-31-19	10.42	0.15	2.20	2.35	0.20	1.10	—	1.30	—	11.47	23.59	0.75	0.72	0.72	1.26	150,005	67
12-31-18	12.40	0.11•	(1.33)	(1.22)	0.15	0.61	—	0.76	—	10.42	(10.53)	0.75	0.69	0.69	0.93	134,754	53
12-31-17	10.63	0.10•	2.09	2.19	0.10	0.32	—	0.42	—	12.40	20.92	0.75	0.67	0.67	0.84	177,624	37
12-31-16	11.15	0.09•	0.56	0.65	0.15	1.02	—	1.17	—	10.63	6.16	0.75	0.68	0.68	0.86	176,397	45
12-31-15	13.60	0.07•	(0.11)	(0.04)	0.38	2.03	—	2.41	—	11.15	(1.15)	0.75	0.69	0.69	0.58	197,360	41
Class I
12-31-19	10.73	0.20	2.29	2.49	0.27	1.10	—	1.37	—	11.85	24.29	0.25	0.22	0.22	1.86	269,670	67
12-31-18	12.75	0.18	(1.37)	(1.19)	0.22	0.61	—	0.83	—	10.73	(10.08)	0.25	0.19	0.19	1.49	211,781	53
12-31-17	10.92	0.17•	2.14	2.31	0.16	0.32	—	0.48	—	12.75	21.53	0.25	0.17	0.17	1.42	235,122	37
12-31-16	11.44	0.15	0.57	0.72	0.22	1.02	—	1.24	—	10.92	6.63	0.25	0.18	0.18	1.41	171,475	45
12-31-15	13.90	0.15•	(0.12)	0.03	0.46	2.03	—	2.49	—	11.44	(0.59)	0.25	0.19	0.19	1.15	169,325	41
Class S
12-31-19	10.58	0.18	2.23	2.41	0.23	1.10	—	1.33	—	11.66	23.90	0.50	0.47	0.47	1.51	237,496	67
12-31-18	12.57	0.15•	(1.35)	(1.20)	0.18	0.61	—	0.79	—	10.58	(10.23)	0.50	0.44	0.44	1.20	209,647	53
12-31-17	10.77	0.13•	2.12	2.25	0.13	0.32	—	0.45	—	12.57	21.25	0.50	0.42	0.42	1.11	269,521	37
12-31-16	11.29	0.14	0.55	0.69	0.19	1.02	—	1.21	—	10.77	6.40	0.50	0.43	0.43	1.14	256,935	45
12-31-15	13.76	0.12	(0.14)	(0.02)	0.42	2.03	—	2.45	—	11.29	(0.95)	0.50	0.44	0.44	0.85	270,222	41
Class S2
12-31-19	10.31	0.15•	2.18	2.33	0.20	1.10	—	1.30	—	11.34	23.68	0.65	0.62	0.62	1.31	7,234	67
12-31-18	12.25	0.12•	(1.30)	(1.18)	0.15	0.61	—	0.76	—	10.31	(10.34)	0.65	0.59	0.59	1.03	7,504	53
12-31-17	10.51	0.09•	2.08	2.17	0.11	0.32	—	0.43	—	12.25	21.02	0.65	0.57	0.57	0.82	9,902	37
12-31-16	11.04	0.11	0.55	0.66	0.17	1.02	—	1.19	—	10.51	6.28	0.68	0.58	0.58	0.96	12,687	45
12-31-15	13.49	0.08•	(0.11)	(0.03)	0.39	2.03	—	2.42	—	11.04	(1.07)	0.75	0.59	0.59	0.65	13,402	41
Class T
12-31-19	10.74	0.14•	2.26	2.40	0.09	1.10	—	1.19	—	11.95	23.31	0.95	0.92	0.92	1.19	290	67
12-31-18	12.77	0.06•	(1.34)	(1.28)	0.14	0.61	—	0.75	—	10.74	(10.72)	0.95	0.89	0.89	0.44	220	53
12-31-17	10.95	0.08	2.15	2.23	0.09	0.32	—	0.41	—	12.77	20.69	0.95	0.87	0.87	0.70	508	37
12-31-16	11.46	0.07	0.58	0.65	0.14	1.02	—	1.16	—	10.95	5.94	0.97	0.88	0.88	0.70	418	45
12-31-15	13.77	0.06•	(0.13)	(0.07)	0.21	2.03	—	2.24	—	11.46	(1.31)	1.00	0.89	0.89	0.44	393	41
See Accompanying Notes to Financial Statements
56

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2050 Portfolio
Class ADV
12-31-19	14.58	0.23•	3.17	3.40	0.22	1.13	—	1.35	—	16.63	24.13	0.86	0.73	0.73	1.45	12,951	84
12-31-18	17.33	0.17•	(1.93)	(1.76)	0.16	0.83	—	0.99	—	14.58	(10.82)	0.86	0.68	0.68	1.03	8,144	86
12-31-17	14.57	0.18•	2.89	3.07	0.06	0.25	—	0.31	—	17.33	21.30	0.93	0.65	0.65	1.11	6,983	52
12-31-16	13.86	0.18•	0.68	0.86	0.04	0.11	—	0.15	—	14.57	6.27	1.22	0.68	0.68	1.26	3,184	70
12-31-15	14.95	0.18•	(0.19)	(0.01)	0.35	0.73	—	1.08	—	13.86	(0.33)	3.24	0.69	0.69	1.22	960	67
Class I
12-31-19	15.04	0.34•	3.25	3.59	0.28	1.13	—	1.41	—	17.22	24.74	0.36	0.23	0.23	2.04	10,912	84
12-31-18	17.81	0.27•	(1.99)	(1.72)	0.22	0.83	—	1.05	—	15.04	(10.37)	0.36	0.18	0.18	1.55	6,320	86
12-31-17	14.91	0.28•	2.97	3.25	0.10	0.25	—	0.35	—	17.81	21.99	0.43	0.15	0.15	1.70	5,705	52
12-31-16	14.13	0.28•	0.67	0.95	0.06	0.11	—	0.17	—	14.91	6.75	0.72	0.18	0.18	1.92	1,452	70
12-31-15	15.15	0.53•	(0.43)	0.10	0.39	0.73	—	1.12	—	14.13	0.38	2.74	0.19	0.19	3.80	387	67
Class S
12-31-19	14.88	0.26•	3.25	3.51	0.25	1.13	—	1.38	—	17.01	24.41	0.61	0.48	0.48	1.58	7,397	84
12-31-18	17.65	0.23•	(1.98)	(1.75)	0.19	0.83	—	1.02	—	14.88	(10.61)	0.61	0.43	0.43	1.34	5,413	86
12-31-17	14.81	0.22•	2.95	3.17	0.08	0.25	—	0.33	—	17.65	21.63	0.68	0.40	0.40	1.33	4,424	52
12-31-16	14.06	0.24•	0.68	0.92	0.06	0.11	—	0.17	—	14.81	6.56	0.97	0.43	0.43	1.71	1,996	70
12-31-15	15.09	0.38•	(0.34)	0.04	0.34	0.73	—	1.07	—	14.06	0.00	2.99	0.44	0.44	2.70	317	67
Class S2
12-31-19	14.67	0.23•	3.21	3.44	0.20	1.13	—	1.33	—	16.78	24.25	0.76	0.63	0.63	1.40	419	84
12-31-18	17.43	0.22•	(1.97)	(1.75)	0.18	0.83	—	1.01	—	14.67	(10.75)	0.76	0.58	0.58	1.32	423	86
12-31-17	14.64	0.20•	2.91	3.11	0.07	0.25	—	0.32	—	17.43	21.47	0.83	0.55	0.55	1.21	309	52
12-31-16	13.93	0.20•	0.67	0.87	0.05	0.11	—	0.16	—	14.64	6.32	1.15	0.58	0.58	1.44	142	70
12-31-15	14.97	0.13•	(0.11)	0.02	0.33	0.73	—	1.06	—	13.93	(0.17)	3.24	0.59	0.59	0.89	9	67
Class T
12-31-19	14.63	0.09•	3.28	3.37	0.18	1.13	—	1.31	—	16.69	23.80	1.06	0.93	0.93	0.54	11	84
12-31-18	17.39	0.14	(1.94)	(1.80)	0.13	0.83	—	0.96	—	14.63	(11.01)	1.06	0.88	0.88	0.89	20	86
12-31-17	14.60	0.17•	2.89	3.06	0.02	0.25	—	0.27	—	17.39	21.15	1.13	0.85	0.85	1.05	20	52
12-31-16	13.88	0.13•	0.70	0.83	—	0.11	—	0.11	—	14.60	6.02	1.44	0.88	0.88	0.96	10	70
12-31-15	14.95	0.08	(0.13)	(0.05)	0.29	0.73	—	1.02	—	13.88	(0.60)	3.49	0.89	0.89	0.51	4	67
Voya Solution 2055 Portfolio
Class ADV
12-31-19	12.35	0.16	2.70	2.86	0.20	1.16	—	1.36	—	13.85	24.13	0.77	0.72	0.72	1.29	49,315	61
12-31-18	14.49	0.13	(1.60)	(1.47)	0.15	0.52	—	0.67	—	12.35	(10.72)	0.76	0.68	0.68	0.90	39,621	62
12-31-17	12.27	0.11•	2.49	2.60	0.10	0.28	—	0.38	—	14.49	21.40	0.76	0.66	0.66	0.82	47,367	40
12-31-16	12.52	0.11	0.64	0.75	0.15	0.85	—	1.00	—	12.27	6.13	0.76	0.69	0.69	0.88	42,793	58
12-31-15	14.27	0.08•	(0.17)	(0.09)	0.32	1.34	—	1.66	—	12.52	(1.15)	0.76	0.70	0.70	0.61	41,770	41
See Accompanying Notes to Financial Statements
57

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2055 Portfolio (continued)
Class I
12-31-19	12.61	0.27•	2.72	2.99	0.27	1.16	—	1.43	—	14.17	24.76	0.27	0.22	0.22	1.93	119,915	61
12-31-18	14.78	0.21•	(1.64)	(1.43)	0.22	0.52	—	0.74	—	12.61	(10.29)	0.26	0.18	0.18	1.48	77,961	62
12-31-17	12.51	0.20•	2.51	2.71	0.16	0.28	—	0.44	—	14.78	21.94	0.26	0.16	0.16	1.42	73,894	40
12-31-16	12.74	0.18•	0.65	0.83	0.21	0.85	—	1.06	—	12.51	6.72	0.26	0.19	0.19	1.46	44,519	58
12-31-15	14.49	0.17•	(0.19)	(0.02)	0.39	1.34	—	1.73	—	12.74	(0.67)	0.26	0.20	0.20	1.22	36,692	41
Class S
12-31-19	12.46	0.20	2.72	2.92	0.23	1.16	—	1.39	—	13.99	24.50	0.52	0.47	0.47	1.52	59,923	61
12-31-18	14.62	0.17•	(1.63)	(1.46)	0.18	0.52	—	0.70	—	12.46	(10.56)	0.51	0.43	0.43	1.19	49,077	62
12-31-17	12.38	0.15•	2.50	2.65	0.13	0.28	—	0.41	—	14.62	21.66	0.51	0.41	0.41	1.08	58,217	40
12-31-16	12.62	0.13	0.66	0.79	0.18	0.85	—	1.03	—	12.38	6.44	0.51	0.44	0.44	1.16	51,294	58
12-31-15	14.37	0.12•	(0.17)	(0.05)	0.36	1.34	—	1.70	—	12.62	(0.87)	0.51	0.45	0.45	0.86	46,913	41
Class S2
12-31-19	12.39	0.18•	2.70	2.88	0.19	1.16	—	1.35	—	13.92	24.28	0.67	0.62	0.62	1.33	2,876	61
12-31-18	14.54	0.15	(1.62)	(1.47)	0.16	0.52	—	0.68	—	12.39	(10.68)	0.66	0.58	0.58	1.03	2,720	62
12-31-17	12.31	0.12•	2.50	2.62	0.11	0.28	—	0.39	—	14.54	21.52	0.66	0.56	0.56	0.89	3,250	40
12-31-16	12.56	0.11	0.65	0.76	0.16	0.85	—	1.01	—	12.31	6.24	0.69	0.59	0.59	0.93	2,996	58
12-31-15	14.31	0.10	(0.17)	(0.07)	0.34	1.34	—	1.68	—	12.56	(1.04)	0.76	0.60	0.60	0.71	3,014	41
Class T
12-31-19	12.58	0.17•	2.73	2.90	0.10	1.16	—	1.26	—	14.22	23.93	0.97	0.92	0.92	1.27	22	61
12-31-18	14.73	0.08•	(1.61)	(1.53)	0.10	0.52	—	0.62	—	12.58	(10.91)	0.96	0.88	0.88	0.58	18	62
12-31-17	12.50	0.09•	2.52	2.61	0.10	0.28	—	0.38	—	14.73	21.08	0.96	0.86	0.86	0.67	32	40
12-31-16	12.78	0.12•	0.62	0.74	0.17	0.85	—	1.02	—	12.50	5.96	0.98	0.89	0.89	0.96	25	58
12-31-15	14.25	0.08•	(0.21)	(0.13)	—	1.34	—	1.34	—	12.78	(1.36)	1.01	0.90	0.90	0.56	9	41
Voya Solution 2060 Portfolio
Class ADV
12-31-19	10.45	0.16•	2.28	2.44	0.15	0.70	—	0.85	—	12.04	24.12	0.95	0.74	0.74	1.39	6,976	89
12-31-18	12.39	0.13•	(1.38)	(1.25)	0.11	0.58	—	0.69	—	10.45	(10.76)	0.96	0.69	0.69	1.12	4,593	84
12-31-17	10.42	0.13•	2.08	2.21	0.04	0.20	—	0.24	—	12.39	21.42	1.10	0.67	0.67	1.11	3,202	65
12-31-16	9.89	0.15•	0.48	0.63	0.04	0.06	—	0.10	—	10.42	6.34	1.97	0.69	0.69	1.50	1,395	82
02-09-15(5) - 12-31-15	10.00	0.25•	(0.36)	(0.11)	—	—	—	—	—	9.89	(1.10)	19.06	0.70	0.70	2.85	191	78
Class I
12-31-19	10.60	0.25•	2.29	2.54	0.19	0.70	—	0.89	—	12.25	24.79	0.45	0.24	0.24	2.14	5,184	89
12-31-18	12.53	0.19•	(1.41)	(1.22)	0.13	0.58	—	0.71	—	10.60	(10.35)	0.46	0.19	0.19	1.57	2,570	84
12-31-17	10.49	0.20•	2.10	2.30	0.06	0.20	—	0.26	—	12.53	22.15	0.60	0.17	0.17	1.73	2,160	65
12-31-16	9.92	0.16•	0.51	0.67	0.04	0.06	—	0.10	—	10.49	6.73	1.47	0.19	0.19	1.56	606	82
02-09-15(5) - 12-31-15	10.00	0.27•	(0.35)	(0.08)	—	—	—	—	—	9.92	(0.80)	18.56	0.20	0.20	3.11	317	78
See Accompanying Notes to Financial Statements
58

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2060 Portfolio (continued)
Class S
12-31-19	10.47	0.18•	2.30	2.48	0.17	0.70	—	0.87	—	12.08	24.45	0.70	0.49	0.49	1.56	4,901	89
12-31-18	12.40	0.16•	(1.39)	(1.23)	0.12	0.58	—	0.70	—	10.47	(10.60)	0.71	0.44	0.44	1.30	3,440	84
12-31-17	10.41	0.15•	2.10	2.25	0.06	0.20	—	0.26	—	12.40	21.81	0.85	0.42	0.42	1.30	2,825	65
12-31-16	9.86	0.17•	0.48	0.65	0.04	0.06	—	0.10	—	10.41	6.56	1.72	0.44	0.44	1.68	836	82
02-09-15(5) - 12-31-15	10.00	0.27•	(0.41)	(0.14)	—	—	—	—	—	9.86	(1.40)	18.81	0.45	0.45	3.06	140	78
Class S2
12-31-19	10.46	0.18	2.28	2.46	0.15	0.70	—	0.85	—	12.07	24.26	0.85	0.64	0.64	1.44	269	89
12-31-18	12.40	0.15•	(1.40)	(1.25)	0.11	0.58	—	0.69	—	10.46	(10.70)	0.86	0.59	0.59	1.23	247	84
12-31-17	10.42	0.17•	2.05	2.22	0.04	0.20	—	0.24	—	12.40	21.56	1.00	0.57	0.57	1.45	180	65
12-31-16	9.89	0.09•	0.54	0.63	0.04	0.06	—	0.10	—	10.42	6.34	1.90	0.59	0.59	0.92	32	82
02-09-15(5) - 12-31-15	10.00	0.24•	(0.35)	(0.11)	—	—	—	—	—	9.89	(1.10)	19.06	0.60	0.60	2.66	26	78
Class T
12-31-19	10.40	0.11	2.30	2.41	0.10	0.70	—	0.80	—	12.01	23.96	1.15	0.94	0.94	1.07	4	89
12-31-18	12.33	0.08	(1.37)	(1.29)	0.06	0.58	—	0.64	—	10.40	(11.08)	1.16	0.89	0.89	0.73	3	84
12-31-17	10.35	0.08•	2.10	2.18	—	0.20	—	0.20	—	12.33	21.24	1.30	0.87	0.87	0.69	4	65
12-31-16	9.86	0.07	0.51	0.58	0.03	0.06	—	0.09	—	10.35	5.91	2.19	0.89	0.89	0.67	3	82
02-09-15(5) - 12-31-15	10.00	0.05	(0.19)	(0.14)	—	—	—	—	—	9.86	(1.40)	19.31	0.90	0.90	0.58	3	78

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
59

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The fifteen series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Solution Aggressive Portfolio (“Solution Aggressive”), Voya Solution Balanced Portfolio (“Solution Balanced”), Voya Solution Conservative Portfolio (“Solution Conservative”), Voya Solution Income Portfolio (“Solution Income”), Voya Solution Moderately Aggressive Portfolio (“Solution Moderately Aggressive”), Voya Solution Moderately Conservative Portfolio (“Solution Moderately Conservative”), Voya Solution 2020 Portfolio (“Solution 2020”), Voya Solution 2025 Portfolio (“Solution 2025”), Voya Solution 2030 Portfolio (“Solution 2030”), Voya Solution 2035 Portfolio (“Solution 2035”), Voya Solution 2040 Portfolio (“Solution 2040”), Voya Solution 2045 Portfolio (“Solution 2045”), Voya Solution 2050 Portfolio (“Solution 2050”), Voya Solution 2055 Portfolio (“Solution 2055”) and Voya Solution 2060 Portfolio (“Solution 2060”). Each Portfolio is a diversified series of the Company.
Solution 2020, Solution 2025, Solution 2030, Solution 2035, Solution 2040, Solution 2045, Solution 2050, Solution 2055 and Solution 2060 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Class R6, Service (“Class S”), Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern

60

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following

61

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends from net investment income and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts,

62

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations.

63

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2019, certain Portfolios used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Certain Portfolios had purchased and sold futures contracts on various equity indices. Certain Portfolios also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2019, the below Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts purchased and sold for Solution Income, Solution Moderately Aggressive, Solution 2025, Solution 2035, Solution 2045 and Solution 2055. There were no open futures contracts purchased or sold for the remaining Portfolios at December 31, 2019.
	Purchased	Sold
Solution Income	$12,371,039	$12,434,543
Solution Moderately Aggressive	27,309,353	27,182,539
Solution 2025	28,836,973	28,960,856
Solution 2035	30,112,180	30,140,022
Solution 2045	24,341,981	24,217,899
Solution 2055	7,979,346	7,937,583
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2019, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Solution Aggressive	$19,254,996	$16,210,338
Solution Balanced	47,257,898	49,309,162
Solution Conservative	13,946,856	15,116,869
Solution Income	131,738,965	186,404,171
Solution Moderately Aggressive	324,327,815	395,625,831
Solution Moderately Conservative	35,177,281	29,149,935
Solution 2020	31,459,632	33,234,656
Solution 2025	356,456,836	415,742,536
Solution 2030	39,686,565	30,249,685
Solution 2035	428,148,518	479,500,550
Solution 2040	30,886,294	25,298,315
Solution 2045	414,539,161	435,963,423
Solution 2050	28,362,456	22,061,086
Solution 2055	146,116,696	123,569,247
Solution 2060	16,367,326	12,639,813
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

64

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV, S2 and T of the respective Portfolios have a plan of distribution (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% and 0.45% of each Portfolio’s average daily net assets attributable to its Class S2 and Class T shares, respectively.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each applicable Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Solution Aggressive	5.33%
	Solution Balanced	6.16
	Solution Conservative	5.39
	Solution Income	43.72
	Solution 2020	19.46
	Solution 2025	40.86
	Solution 2030	18.98
	Solution 2035	40.09
	Solution 2040	11.29
	Solution 2045	41.28
	Solution 2050	13.15
	Solution 2055	47.42
	Solution 2060	14.09
Subsidiary	Portfolio	Percentage
Voya Retierment Insurance and Annuity Company	Solution Aggressive	94.67
	Solution Balanced	93.84
	Solution Conservative	94.61
	Solution Income	50.70
	Solution Moderatory Aggressive	6.04
	Solution Moderatory Conservative	99.26
	Solution 2020	80.53
	Solution 2025	58.46
	Solution 2030	80.85
	Solution 2035	57.81
	Solution 2040	88.70
	Solution 2045	57.92
	Solution 2050	86.84
	Solution 2055	52.58
	Solution 2060	85.88
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:

65

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

Portfolio(1)	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Solution Aggressive	1.39%	0.89%	0.89%	1.14%	1.29%	N/A
Solution Balanced	1.30%	0.80%	0.80%	1.05%	1.20%	N/A
Solution Conservative	1.16%	0.66%	0.66%	0.91%	1.06%	N/A
Solution Income	1.18%	0.68%	N/A	0.93%	1.08%	1.38%
Solution Moderately Aggressive	1.38%	0.88%	0.88%	1.13%	1.28%	N/A
Solution Moderately Conservative	1.24%	0.74%	0.74%	0.99%	1.14%	N/A
Solution 2020	1.22%	0.72%	N/A	0.97%	1.12%	1.42%
Solution 2025	1.28%	0.78%	N/A	1.03%	1.18%	1.48%
Solution 2030	1.29%	0.79%	N/A	1.04%	1.19%	1.49%
Solution 2035	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Solution 2040	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Solution 2045	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2050	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2055	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2060	1.37%	0.87%	N/A	1.12%	1.27%	1.57%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2019 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2020	2021	2022	Total
Solution Aggressive	$25,978	$31,805	$32,432	$90,215
Solution Balanced	66,438	61,303	37,237	164,978
Solution Conservative	38,432	41,777	46,641	126,850
Solution Income	633,760	521,785	235,911	1,391,456
Solution Moderately Aggressive	288,587	271,676	—	560,263
Solution Moderately Conservative	58,784	48,769	48,667	156,220
Solution 2020	55,984	53,907	45,854	155,745
Solution 2025	742,094	623,038	293,763	1,658,895
	December 31,
	2020	2021	2022	Total
Solution 2030	43,272	47,147	46,580	136,999
Solution 2035	806,282	569,497	317,164	1,692,943
Solution 2040	44,017	45,460	36,444	125,921
Solution 2045	513,695	363,010	181,110	1,057,815
Solution 2050	34,275	36,857	32,675	103,807
Solution 2055	160,115	143,560	90,950	394,625
Solution 2060	24,261	28,347	30,284	82,892
The Expense Limitation Agreement is contractual through May 1, 2020 for all Portfolios and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2019:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Solution Conservative	1	$956,000	3.40%
Solution Income	3	4,382,333	3.42
Solution Moderately Aggressive	1	2,078,000	3.13
Solution Moderately Conservative	1	1,203,000	3.44
Solution 2020	1	1,685,000	3.44
Solution 2025	4	1,064,500	3.27
Solution 2035	2	2,008,500	3.23
Solution 2045	1	716,000	3.13

66

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive
Class ADV
12/31/2019	69,148	—	27,888	(84,904)	12,132	871,395	—	334,099	(1,059,631)	145,863
12/31/2018	81,232	—	12,699	(74,248)	19,683	1,088,541	—	167,121	(992,290)	263,372
Class I
12/31/2019	15,551	—	3,267	(1,808)	17,010	198,986	—	40,057	(23,819)	215,224
12/31/2018	10,715	—	1,787	(16,891)	(4,389)	147,238	—	24,011	(223,860)	(52,611)
Class R6
12/31/2019	282,889	—	75,533	(102,407)	256,015	3,647,980	—	926,037	(1,306,887)	3,267,130
12/31/2018	320,438	—	25,489	(96,689)	249,238	4,284,185	—	342,563	(1,301,315)	3,325,433
Class S
12/31/2019	167,485	—	26,467	(166,919)	27,033	2,205,913	—	320,787	(2,208,033)	318,667
12/31/2018	69,210	—	16,798	(130,750)	(44,742)	911,864	—	223,244	(1,709,087)	(573,979)
Class S2
12/31/2019	49,577	—	10,481	(11,748)	48,310	639,540	—	124,823	(148,518)	615,845
12/31/2018	22,031	—	3,181	(5,646)	19,566	292,062	—	41,710	(72,971)	260,801
Solution Balanced
Class ADV
12/31/2019	142,295	—	99,291	(469,017)	(227,431)	1,349,166	—	907,520	(4,465,434)	(2,208,748)
12/31/2018	151,383	—	83,992	(775,450)	(540,075)	1,486,757	—	812,200	(7,535,126)	(5,236,169)
Class I
12/31/2019	80,986	—	31,635	(267,081)	(154,460)	788,198	—	300,214	(2,645,160)	(1,556,748)
12/31/2018	42,395	—	22,572	(113,571)	(48,604)	436,057	—	226,396	(1,179,430)	(516,977)
Class R6
12/31/2019	683,702	—	164,885	(344,046)	504,541	6,761,895	—	1,564,757	(3,399,678)	4,926,974
12/31/2018	478,476	—	77,752	(326,685)	229,543	4,906,793	—	779,855	(3,380,515)	2,306,133
Class S
12/31/2019	429,927	—	177,026	(715,118)	(108,165)	4,259,980	—	1,637,486	(7,075,660)	(1,178,194)
12/31/2018	221,864	—	120,812	(509,828)	(167,152)	2,206,260	—	1,182,749	(5,135,648)	(1,746,639)
Class S2
12/31/2019	170,667	—	21,603	(28,271)	163,999	1,686,540	—	199,400	(271,558)	1,614,382
12/31/2018	18,374	—	4,737	(125,138)	(102,027)	184,193	—	46,374	(1,270,844)	(1,040,277)
Solution Conservative
Class ADV
12/31/2019	95,510	—	20,385	(135,417)	(19,522)	1,042,654	—	222,397	(1,495,108)	(230,057)
12/31/2018	124,782	—	27,747	(158,745)	(6,216)	1,362,764	—	296,058	(1,738,806)	(79,984)
Class I
12/31/2019	31,539	—	1,608	(1,460)	31,687	349,613	—	17,768	(16,230)	351,151
12/31/2018	24,978	—	479	(7,523)	17,934	272,245	—	5,173	(81,591)	195,827
Class R6
12/31/2019	198,253	—	17,151	(224,691)	(9,287)	2,184,939	—	189,519	(2,522,786)	(148,328)
12/31/2018	211,670	—	14,471	(53,275)	172,866	2,278,829	—	156,288	(589,436)	1,845,681
Class S
12/31/2019	82,870	—	8,267	(175,540)	(84,403)	912,126	—	90,852	(1,952,313)	(949,335)
12/31/2018	139,393	—	12,446	(178,051)	(26,212)	1,509,961	—	133,797	(1,938,484)	(294,726)
Class S2
12/31/2019	26,193	—	1,057	(34,482)	(7,232)	285,706	—	11,531	(378,971)	(81,734)
12/31/2018	7,762	—	1,493	(24,575)	(15,320)	84,834	—	15,913	(269,779)	(169,032)
Solution Income
Class ADV
12/31/2019	535,546	—	599,615	(2,571,116)	(1,435,955)	6,175,990	—	6,817,626	(29,520,625)	(16,527,009)
12/31/2018	620,219	—	689,145	(3,130,290)	(1,820,926)	7,156,568	—	7,801,121	(36,050,921)	(21,093,232)
Class I
12/31/2019	591,471	—	338,569	(1,176,288)	(246,248)	6,999,059	—	3,937,553	(13,817,473)	(2,880,861)
12/31/2018	1,156,766	—	356,452	(1,836,327)	(323,109)	13,708,533	—	4,124,148	(21,808,112)	(3,975,431)
Class S
12/31/2019	408,456	—	445,084	(2,899,306)	(2,045,766)	4,786,652	—	5,140,721	(34,048,138)	(24,120,765)
12/31/2018	657,095	—	575,500	(3,450,672)	(2,218,077)	7,693,447	—	6,606,738	(40,425,640)	(26,125,455)
Class S2
12/31/2019	27,485	—	24,342	(160,676)	(108,849)	313,987	—	274,095	(1,838,151)	(1,250,069)
12/31/2018	76,258	—	26,408	(351,204)	(248,538)	861,202	—	296,031	(4,066,367)	(2,909,134)
Class T
12/31/2019	1,222	—	826	(110)	1,938	14,982	—	10,043	(1,352)	23,673
12/31/2018	684	—	773	(371)	1,086	8,261	—	9,336	(4,612)	12,985
Solution Moderately Aggressive
Class ADV
12/31/2019	170,708	—	201,063	(325,500)	46,271	2,097,432	—	2,334,348	(3,994,541)	437,239
12/31/2018	280,298	—	118,240	(569,466)	(170,928)	3,653,749	—	1,511,112	(7,409,666)	(2,244,805)
67

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Moderately Aggressive (continued)
Class I
12/31/2019	53,673	—	38,073	(47,875)	43,871	671,896	—	450,780	(601,565)	521,111
12/31/2018	49,024	—	21,277	(179,052)	(108,751)	649,017	—	276,815	(2,447,432)	(1,521,600)
Class R6
12/31/2019	509,653	—	151,379	(308,389)	352,643	6,416,863	—	1,790,820	(3,846,921)	4,360,762
12/31/2018	545,723	—	57,502	(165,004)	438,221	7,157,515	—	747,524	(2,167,246)	5,737,793
Class S
12/31/2019	104,176	—	4,747,896	(6,593,396)	(1,741,324)	1,286,268	—	55,597,857	(81,802,488)	(24,918,363)
12/31/2018	299,970	—	3,043,427	(7,246,894)	(3,903,497)	3,720,952	—	39,199,340	(95,120,221)	(52,199,929)
Class S2
12/31/2019	18,900	—	7,862	(21,143)	5,619	235,459	—	92,304	(259,543)	68,220
12/31/2018	15,047	—	3,832	(81,024)	(62,145)	197,507	—	49,430	(1,087,528)	(840,591)
Solution Moderately Conservative
Class ADV
12/31/2019	80,771	—	32,892	(359,384)	(245,721)	788,643	—	317,739	(3,511,446)	(2,405,064)
12/31/2018	148,406	—	48,899	(322,063)	(124,758)	1,453,700	—	470,405	(3,116,236)	(1,192,131)
Class I
12/31/2019	3,671	—	138	(599)	3,210	37,776	—	1,391	(5,952)	33,215
12/31/2018	860	—	133	(259)	734	8,667	—	1,336	(2,521)	7,482
Class R6
12/31/2019	301,683	—	23,750	(148,755)	176,678	3,015,536	—	239,164	(1,524,784)	1,729,916
12/31/2018	241,250	—	15,439	(67,888)	188,801	2,464,868	—	154,704	(694,095)	1,925,477
Class S
12/31/2019	573,667	—	71,906	(317,649)	327,924	5,734,180	—	708,276	(3,172,991)	3,269,465
12/31/2018	148,788	—	69,056	(349,127)	(131,283)	1,473,197	—	677,443	(3,524,044)	(1,373,404)
Class S2
12/31/2019	406,677	—	21,441	(8,046)	420,072	4,022,354	—	207,982	(78,877)	4,151,459
12/31/2018	23,390	—	4,375	(12,631)	15,134	228,524	—	42,435	(126,092)	144,867
Solution 2020
Class ADV
12/31/2019	480,109	—	79,890	(483,350)	76,649	6,012,974	—	973,056	(6,075,318)	910,712
12/31/2018	491,463	—	74,480	(542,041)	23,902	6,356,288	—	931,748	(7,006,362)	281,674
Class I
12/31/2019	204,624	—	39,742	(275,695)	(31,329)	2,623,074	—	494,795	(3,573,311)	(455,442)
12/31/2018	512,684	—	33,558	(510,217)	36,025	6,635,113	—	428,868	(6,734,970)	329,011
Class S
12/31/2019	260,945	—	65,903	(369,076)	(42,228)	3,329,128	—	817,201	(4,722,258)	(575,929)
12/31/2018	529,256	—	60,565	(308,303)	281,518	6,891,239	—	770,382	(3,973,399)	3,688,222
Class S2
12/31/2019	21,766	—	2,002	(20,599)	3,169	274,078	—	24,597	(260,246)	38,429
12/31/2018	27,772	—	2,725	(39,438)	(8,941)	367,833	—	34,283	(518,618)	(116,502)
Class T
12/31/2019	325	—	57	(100)	282	3,999	—	696	(1,216)	3,479
12/31/2018	220	—	40	(122)	138	2,747	—	503	(1,525)	1,725
Solution 2025
Class ADV
12/31/2019	1,468,738	—	1,862,090	(3,774,091)	(443,263)	16,318,051	—	20,017,470	(42,137,612)	(5,802,091)
12/31/2018	1,817,104	—	1,229,575	(5,314,588)	(2,267,909)	21,021,392	—	13,857,311	(60,689,080)	(25,810,377)
Class I
12/31/2019	3,011,404	—	1,821,091	(2,968,363)	1,864,132	34,626,479	—	20,123,050	(33,907,806)	20,841,723
12/31/2018	3,202,132	—	1,085,320	(4,077,675)	209,777	38,146,295	—	12,546,303	(48,703,040)	1,989,558
Class S
12/31/2019	1,585,098	—	2,153,547	(5,453,032)	(1,714,387)	18,024,804	—	23,516,734	(62,267,087)	(20,725,549)
12/31/2018	1,799,836	—	1,466,438	(5,880,003)	(2,613,729)	20,993,901	—	16,776,054	(68,488,208)	(30,718,253)
Class S2
12/31/2019	106,424	—	76,886	(358,352)	(175,042)	1,174,211	—	815,755	(4,041,686)	(2,051,720)
12/31/2018	208,400	—	55,774	(595,263)	(331,089)	2,322,159	—	620,761	(6,783,982)	(3,841,062)
Class T
12/31/2019	1,081	—	2,997	(13,093)	(9,015)	12,511	—	33,957	(154,366)	(107,898)
12/31/2018	1,670	—	3,044	(19,353)	(14,639)	19,734	—	35,881	(223,720)	(168,105)
Solution 2030
Class ADV
12/31/2019	510,062	—	85,450	(282,703)	312,809	7,573,963	—	1,222,789	(4,188,478)	4,608,274
12/31/2018	458,897	—	56,878	(451,378)	64,397	7,156,351	—	858,857	(7,112,168)	903,040
Class I
12/31/2019	477,575	—	63,466	(184,511)	356,530	7,456,635	—	934,211	(2,808,486)	5,582,360
12/31/2018	320,247	—	32,650	(362,870)	(9,973)	5,117,378	—	505,749	(5,868,717)	(245,590)
Class S
12/31/2019	325,502	—	61,027	(272,412)	114,117	5,019,252	—	892,833	(4,199,019)	1,713,066
12/31/2018	350,352	—	46,877	(166,741)	230,488	5,565,957	—	722,379	(2,608,485)	3,679,851
68

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2030 (continued)
Class S2
12/31/2019	15,055	—	2,120	(19,705)	(2,530)	226,909	—	30,665	(296,127)	(38,553)
12/31/2018	10,506	—	2,534	(17,985)	(4,945)	162,865	—	38,574	(283,967)	(82,528)
Class T
12/31/2019	552	—	122	(25)	649	8,174	—	1,745	(375)	9,544
12/31/2018	490	—	65	(15)	540	7,638	—	987	(236)	8,389
Solution 2035
Class ADV
12/31/2019	968,128	—	1,967,162	(3,509,711)	(574,421)	11,073,368	—	21,225,678	(40,011,867)	(7,712,821)
12/31/2018	1,379,031	—	1,197,346	(4,345,400)	(1,769,023)	16,709,844	—	14,092,763	(51,797,452)	(20,994,845)
Class I
12/31/2019	2,958,892	—	2,497,449	(2,789,054)	2,667,287	34,859,624	—	27,696,711	(32,492,389)	30,063,946
12/31/2018	3,610,963	—	1,334,193	(4,054,133)	891,023	44,520,078	—	16,103,710	(50,601,623)	10,022,165
Class S
12/31/2019	1,623,321	—	2,763,246	(4,587,897)	(201,330)	18,774,658	—	30,312,804	(53,589,463)	(4,502,001)
12/31/2018	1,869,794	—	1,633,358	(5,443,467)	(1,940,315)	22,710,849	—	19,502,295	(66,273,628)	(24,060,484)
Class S2
12/31/2019	117,607	—	132,163	(364,755)	(114,985)	1,314,156	—	1,390,350	(4,124,936)	(1,420,430)
12/31/2018	254,556	—	87,714	(535,473)	(193,203)	2,981,117	—	1,008,708	(6,278,912)	(2,289,087)
Class T
12/31/2019	2,316	—	3,031	(2,646)	2,701	27,225	—	34,551	(30,509)	31,267
12/31/2018	3,048	—	2,950	(27,028)	(21,030)	37,866	—	36,315	(317,312)	(243,131)
Solution 2040
Class ADV
12/31/2019	353,002	—	65,642	(135,719)	282,925	5,481,888	—	974,788	(2,106,393)	4,350,283
12/31/2018	304,877	—	48,857	(254,667)	99,067	5,010,093	—	781,717	(4,144,987)	1,646,823
Class I
12/31/2019	297,287	—	55,476	(126,847)	225,916	4,820,584	—	847,678	(2,034,437)	3,633,825
12/31/2018	271,973	—	33,899	(261,598)	44,274	4,606,311	—	556,292	(4,571,742)	590,861
Class S
12/31/2019	191,537	—	47,626	(247,656)	(8,493)	3,072,754	—	721,532	(3,949,460)	(155,174)
12/31/2018	222,660	—	39,803	(123,720)	138,743	3,757,941	—	648,392	(2,057,828)	2,348,505
Class S2
12/31/2019	17,193	—	4,792	(27,417)	(5,432)	268,338	—	71,446	(426,178)	(86,394)
12/31/2018	31,436	—	4,892	(12,690)	23,638	527,989	—	78,518	(220,984)	385,523
Class T
12/31/2019	979	—	76	(272)	783	14,878	—	1,128	(4,475)	11,531
12/31/2018	581	—	85	(614)	52	9,296	—	1,366	(9,596)	1,066
Solution 2045
Class ADV
12/31/2019	938,695	—	1,496,034	(2,291,762)	142,967	10,564,731	—	15,768,200	(25,544,144)	788,787
12/31/2018	1,092,978	—	865,338	(3,355,704)	(1,397,388)	13,079,599	—	10,228,294	(39,780,511)	(16,472,618)
Class I
12/31/2019	3,265,408	—	2,475,330	(2,711,632)	3,029,106	38,118,589	—	26,882,084	(31,348,739)	33,651,934
12/31/2018	3,395,741	—	1,265,892	(3,372,017)	1,289,616	42,392,725	—	15,367,932	(42,285,089)	15,475,568
Class S
12/31/2019	1,329,165	—	2,335,253	(3,115,909)	548,509	15,225,822	—	24,987,205	(35,629,265)	4,583,762
12/31/2018	1,558,711	—	1,272,721	(4,448,167)	(1,616,735)	19,002,680	—	15,247,200	(54,821,878)	(20,571,998)
Class S2
12/31/2019	87,072	—	70,369	(247,661)	(90,220)	970,310	—	732,541	(2,820,918)	(1,118,067)
12/31/2018	134,268	—	48,031	(262,214)	(79,915)	1,586,988	—	561,006	(3,100,369)	(952,375)
Class T
12/31/2019	3,447	—	2,193	(1,887)	3,753	39,830	—	24,095	(22,265)	41,660
12/31/2018	3,217	—	2,534	(25,041)	(19,290)	39,351	—	30,897	(285,333)	(215,085)
Solution 2050
Class ADV
12/31/2019	262,849	—	58,525	(101,163)	220,211	4,189,256	—	891,921	(1,592,246)	3,488,931
12/31/2018	304,671	—	29,494	(178,570)	155,595	5,185,040	—	489,007	(2,999,258)	2,674,789
Class I
12/31/2019	294,493	—	48,890	(129,943)	213,440	4,946,241	—	770,026	(2,120,508)	3,595,759
12/31/2018	306,052	—	21,043	(227,231)	99,864	5,338,713	—	359,200	(3,998,614)	1,699,299
Class S
12/31/2019	185,890	—	34,205	(149,076)	71,019	3,035,273	—	532,912	(2,444,125)	1,124,060
12/31/2018	209,421	—	17,993	(114,350)	113,064	3,607,249	—	304,081	(1,955,852)	1,955,478
Class S2
12/31/2019	10,178	—	1,733	(15,793)	(3,882)	163,774	—	26,656	(255,465)	(65,035)
12/31/2018	19,959	—	1,374	(10,248)	11,085	341,505	—	22,915	(178,100)	186,320
Class T
12/31/2019	383	—	100	(1,225)	(742)	6,254	—	1,538	(18,967)	(11,175)
12/31/2018	764	—	43	(592)	215	12,814	—	714	(10,312)	3,216
69

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2055
Class ADV
12/31/2019	550,223	—	341,380	(540,179)	351,424	7,383,141	—	4,328,696	(7,304,002)	4,407,835
12/31/2018	573,495	—	152,610	(785,590)	(59,485)	8,107,105	—	2,141,118	(11,025,011)	(776,788)
Class I
12/31/2019	2,307,889	—	786,624	(816,111)	2,278,402	31,841,400	—	10,186,778	(11,038,263)	30,989,915
12/31/2018	1,988,921	—	286,227	(1,090,603)	1,184,545	28,836,328	—	4,093,046	(15,958,578)	16,970,796
Class S
12/31/2019	703,925	—	421,239	(780,117)	345,047	9,542,879	—	5,387,644	(10,649,419)	4,281,104
12/31/2018	773,431	—	183,164	(1,000,675)	(44,080)	11,027,413	—	2,589,944	(14,332,928)	(715,571)
Class S2
12/31/2019	67,327	—	18,357	(98,614)	(12,930)	907,564	—	233,868	(1,359,900)	(218,468)
12/31/2018	68,323	—	10,816	(83,181)	(4,042)	962,735	—	152,185	(1,167,461)	(52,541)
Class T
12/31/2019	335	—	112	(335)	112	4,456	—	1,456	(4,367)	1,545
12/31/2018	238	—	69	(1,024)	(717)	3,371	—	983	(14,629)	(10,275)
Solution 2060
Class ADV
12/31/2019	226,789	—	40,002	(127,076)	139,715	2,608,449	—	440,825	(1,450,917)	1,598,357
12/31/2018	265,744	—	21,676	(106,138)	181,282	3,209,446	—	257,511	(1,288,854)	2,178,103
Class I
12/31/2019	250,746	—	27,252	(97,199)	180,799	2,951,604	—	304,947	(1,119,641)	2,136,910
12/31/2018	210,814	—	10,538	(151,215)	70,137	2,548,696	—	126,662	(1,857,583)	817,775
Class S
12/31/2019	186,195	—	28,432	(137,540)	77,087	2,146,309	—	314,172	(1,590,280)	870,201
12/31/2018	190,206	—	17,250	(106,657)	100,799	2,296,529	—	205,097	(1,256,273)	1,245,353
Class S2
12/31/2019	19,738	—	1,557	(22,587)	(1,292)	224,025	—	17,202	(249,186)	(7,959)
12/31/2018	13,934	—	1,122	(5,977)	9,079	166,640	—	13,337	(71,667)	108,310
Class T
12/31/2019	—	—	24	—	24	—	—	262	—	262
12/31/2018	—	—	17	—	17	—	—	197	—	197
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution Aggressive	$290,677	$1,455,126	$234,832	$563,817
Solution Balanced	1,264,865	3,344,512	1,352,172	1,695,402
Solution Conservative	387,065	145,002	478,277	128,952
Solution Income	10,228,302	5,951,736	13,581,676	5,255,698
Solution Moderately Aggressive	13,618,660	46,647,449	15,280,521	26,503,700
Solution Moderately Conservative	736,476	738,076	832,215	514,108
Solution 2020	816,056	1,494,564	1,035,295	1,130,733
Solution 2025	19,364,337	45,142,629	21,872,437	21,963,873
Solution 2030	760,490	2,322,107	1,020,513	1,106,355
Solution 2035	18,536,013	62,124,081	18,163,767	32,580,024
Solution 2040	557,785	2,059,165	831,150	1,235,549
Solution 2045	12,677,673	55,716,452	13,096,105	28,339,224
Solution 2050	401,860	1,821,588	457,960	718,247
Solution 2055	3,576,235	16,562,207	2,967,858	6,009,418
Solution 2060	224,632	852,776	286,753	316,051

70

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Solution Aggressive	$394,026	$1,365,142	$(333,250)
Solution Balanced	1,563,643	2,131,869	167,437
Solution Conservative	534,955	187,821	197,625
Solution Income	7,417,917	558,514	7,277,408
Solution Moderately Aggressive	10,675,677	39,481,314	(507,706)
Solution Moderately Conservative	1,030,963	854,887	325,665
Solution 2020	802,106	554,637	623,916
Solution 2025	17,406,172	30,987,740	12,034,307

Solution 2030	926,086	1,718,901	267,807
Solution 2035	15,618,898	53,484,702	9,664,466
Solution 2040	691,044	1,723,585	177,363
Solution 2045	10,940,738	40,041,137	6,634,562
Solution 2050	528,601	1,510,836	(39,151)
Solution 2055	3,515,884	13,132,624	1,838,919
Solution 2060	302,594	817,211	12,912
At December 31, 2019, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.
NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.
NOTE 12 — AUDITOR CHANGE (Unaudited)
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Company, on behalf of the Portfolios, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial

71

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 12 — AUDITOR CHANGE (Unaudited) (continued)

statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 13 — SUBSEQUENT EVENTS
Reorganization:   The Board approved a proposal to reorganize Solution 2020 with and into Solution Income on or about August 7, 2020.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

72

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.8%
2,232	iShares 20+ Year Treasury Bond ETF	$302,391	1.4
6,489	iShares Core MSCI EAFE ETF	423,342	2.0
2,545	iShares Core S&P Small-Cap ETF	213,398	1.0
3,450	Vanguard Global ex-U.S. Real Estate ETF	203,861	0.9
2,273	Vanguard Real Estate ETF	210,912	1.0
7,744	Vanguard Russell 1000 Growth ETF	1,401,122	6.6
10,651	Vanguard Value ETF	1,276,522	5.9
	Total Exchange-Traded Funds (Cost $3,757,683)	4,031,548	18.8
MUTUAL FUNDS: 81.0%
	Affiliated Investment Companies: 81.0%
29,821	Voya Index Plus LargeCap Portfolio - Class I	857,942	4.0
11,148	Voya Large-Cap Growth Fund - Class R6	536,577	2.5
38,008	Voya MidCap Opportunities Portfolio - Class I	529,068	2.5
101,683	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,315,782	6.1
181,727	Voya Multi-Manager International Equity Fund - Class I	2,166,187	10.0
110,351	Voya Multi-Manager International Factors Fund - Class I	1,071,508	5.0
140,973	Voya Multi-Manager Mid Cap Value Fund - Class I	1,382,944	6.4
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
10,592	Voya Short Term Bond Fund - Class R6	$104,438	0.5
37,669	Voya Small Company Portfolio - Class I	641,880	3.0
67,681	Voya U.S. High Dividend Low Volatility Fund - Class R6	853,459	4.0
101,414	Voya U.S. Stock Index Portfolio - Class I	1,723,027	8.0
94,001	VY® Invesco Comstock Portfolio - Class I	1,615,870	7.5
65,846	VY® JPMorgan Small Cap Core Equity Portfolio Class I	1,067,363	5.0
36,205	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,064,801	5.0
68,053	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	850,660	4.0
19,706	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,604,662	7.5
	Total Mutual Funds (Cost $17,484,027)	17,386,168	81.0
	Total Investments in Securities (Cost $21,241,710)	$21,417,716	99.8
	Assets in Excess of Other Liabilities	42,241	0.2
	Net Assets	$21,459,957	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,031,548	$—	$—	$4,031,548
Mutual Funds	17,386,168	—	—	17,386,168
Total Investments, at fair value	$21,417,716	$—	$—	$21,417,716

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$144,370	$39,530	$(185,858)	$1,958	$—	$—	$15,743	$—
Voya Index Plus LargeCap Portfolio - Class I	1,092,846	471,431	(908,318)	201,983	857,942	12,088	4,900	66,549
Voya Intermediate Bond Fund - Class R6	146,293	492,194	(638,773)	286	—	4,478	7,849	—
Voya International Index Portfolio - Class I	797,012	218,303	(1,141,320)	126,005	—	—	(35,959)	—
Voya Large Cap Value Fund - Class R6	365,899	219,474	(646,981)	61,608	—	2,288	(8,849)	—
Voya Large-Cap Growth Fund - Class R6	801,846	479,668	(960,691)	215,754	536,577	3,245	(21,820)	19,292
Voya MidCap Opportunities Portfolio - Class I	657,178	314,513	(542,680)	100,057	529,068	1,602	13,998	58,485
Voya Multi-Manager Emerging Markets Equity Fund - Class I	871,152	787,468	(605,506)	262,668	1,315,782	21,369	(62,931)	6,605
Voya Multi-Manager International Equity Fund - Class I	1,306,114	926,035	(386,607)	320,645	2,166,187	41,385	(1,521)	—
Voya Multi-Manager International Factors Fund - Class I	796,941	428,176	(275,732)	122,123	1,071,508	32,935	(3,621)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	1,018,729	602,502	(470,555)	232,268	1,382,944	15,392	(62,305)	112,482
Voya RussellTM Mid Cap Growth Index Portfolio - Class I	364,843	98,721	(494,268)	30,704	—	—	62,499	—
Voya Short Term Bond Fund - Class R6	—	758,925	(654,578)	91	104,438	4,147	3,071	—
Voya Small Company Portfolio - Class I	1,019,831	451,245	(1,112,129)	282,933	641,880	2,397	(129,062)	80,639
Voya U.S. Bond Index Portfolio - Class I	289,975	330,865	(615,944)	(4,896)	—	2,762	12,042	—
Voya U.S. High Dividend Low Volatility Fund - Class I	364,035	694,525	(1,092,838)	34,278	—	8,320	6,321	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	1,026,119	(226,088)	53,428	853,459	10,791	20,655	9,262
Voya U.S. Stock Index Portfolio - Class I	1,110,696	2,043,746	(1,677,463)	246,048	1,723,027	27,430	1,556	123,797
VY® Invesco Comstock Portfolio - Class I	1,109,150	1,010,875	(455,131)	(49,024)	1,615,870	38,997	11,618	307,261
VY® JPMorgan Small Cap Core Equity Portfolio - Class I	—	1,413,829	(175,973)	(170,493)	1,067,363	20,101	(36,626)	256,474
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	—	1,217,969	(179,463)	26,295	1,064,801	17,338	(1,526)	51,407
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	—	980,505	(134,851)	5,006	850,660	2,280	(3,505)	78,620
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,093,166	812,512	(366,453)	65,437	1,604,662	2,773	(25,823)	320,303
	$13,350,076	$15,819,130	$(13,948,200)	$2,165,162	$17,386,168	$272,118	$(233,296)	$1,491,176
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $21,750,966.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$770,080
Gross Unrealized Depreciation	(1,103,330)
Net Unrealized Depreciation	$(333,250)
See Accompanying Notes to Financial Statements
74

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 19.6%
8,238	iShares 20+ Year Treasury Bond ETF	$1,116,084	2.0
17,578	iShares Core MSCI EAFE ETF	1,146,789	2.0
7,045	iShares Core S&P Small-Cap ETF	590,723	1.1
20,336	Schwab U.S. TIPS ETF	1,151,628	2.0
9,550	Vanguard Global ex-U.S. Real Estate ETF	564,310	1.0
6,293	Vanguard Real Estate ETF	583,927	1.0
12,581	Vanguard Russell 1000 Growth ETF	2,276,280	4.0
30,614	Vanguard Value ETF	3,669,088	6.5
	Total Exchange-Traded Funds (Cost $10,444,404)	11,098,829	19.6
MUTUAL FUNDS: 80.3%
	Affiliated Investment Companies: 80.3%
178,316	Voya Floating Rate Fund - Class I	1,693,999	3.0
281,252	Voya High Yield Bond Fund - Class R6	2,264,077	4.0
261,182	Voya Intermediate Bond Fund - Class R6	2,705,850	4.8
134,351	Voya Large Cap Value Fund - Class R6	1,699,537	3.0
56,423	Voya Large-Cap Growth Fund - Class R6	2,715,638	4.8
80,577	Voya MidCap Opportunities Portfolio - Class I	1,121,635	2.0
179,755	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,326,030	4.1
178,516	Voya Multi-Manager International Equity Fund - Class I	2,127,916	3.8
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
216,811	Voya Multi-Manager International Factors Fund - Class I	$2,105,232	3.7
114,996	Voya Multi-Manager Mid Cap Value Fund - Class I	1,128,106	2.0
283,509	Voya Short Term Bond Fund - Class R6	2,795,398	4.9
81,712	Voya Small Company Portfolio - Class I	1,392,381	2.5
216,605	Voya Strategic Income Opportunities Fund - Class R6	2,233,199	4.0
244,609	Voya U.S. High Dividend Low Volatility Fund - Class R6	3,084,518	5.5
151,247	Voya U.S. Stock Index Portfolio - Class I	2,569,693	4.5
265,109	VY® BrandywineGLOBAL - Bond Portfolio - Class I	2,786,294	4.9
124,688	VY® Invesco Comstock Portfolio - Class I	2,143,393	3.8
191,968	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	5,645,771	10.0
34,809	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,834,533	5.0
	Total Mutual Funds (Cost $44,504,760)	45,373,200	80.3
	Total Investments in Securities (Cost $54,949,164)	$56,472,029	99.9
	Assets in Excess of Other Liabilities	44,209	0.1
	Net Assets	$56,516,238	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$11,098,829	$—	$—	$11,098,829
Mutual Funds	45,373,200	—	—	45,373,200
Total Investments, at fair value	$56,472,029	$—	$—	$56,472,029

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$501,500	$59,383	$(567,621)	$6,738	$—	$—	$53,949	$—
Voya Floating Rate Fund - Class I	2,479,223	646,035	(1,509,454)	78,195	1,693,999	93,030	(45,468)	—
Voya High Yield Bond Fund - Class R6	—	2,708,453	(474,053)	29,677	2,264,077	87,998	602	—
Voya Intermediate Bond Fund - Class R6	4,943,107	4,065,143	(6,459,404)	157,004	2,705,850	148,332	112,901	2,172
Voya International Index Portfolio - Class I	987,233	112,730	(1,212,599)	112,636	—	—	(32,614)	—
Voya Large Cap Value Fund - Class R6	1,468,991	1,479,818	(1,574,006)	324,734	1,699,537	33,585	(92,357)	106,066
Voya Large-Cap Growth Fund - Class R6	1,744,257	1,599,540	(1,185,326)	557,167	2,715,638	16,074	(38,269)	95,575
Voya MidCap Opportunities Portfolio - Class I	998,375	369,415	(388,372)	142,217	1,121,635	2,976	6,489	129,650
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,481,767	2,054,476	(1,654,589)	444,376	2,326,030	38,048	(119,979)	11,766
Voya Multi-Manager International Equity Fund - Class I	2,232,440	740,056	(1,251,657)	407,077	2,127,916	40,826	47,758	—
Voya Multi-Manager International Factors Fund - Class I	1,981,328	703,038	(890,269)	311,135	2,105,232	65,014	(32,666)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	994,894	414,191	(527,388)	246,409	1,128,106	12,654	(79,372)	92,474
Voya Short Term Bond Fund - Class R6	972,495	2,729,861	(948,011)	41,053	2,795,398	55,717	(348)	—
Voya Small Company Portfolio - Class I	1,992,070	683,472	(1,866,147)	582,986	1,392,381	5,593	(317,056)	188,116
Voya Strategic Income Opportunities Fund - Class R6	—	2,707,798	(492,844)	18,245	2,233,199	69,811	3,463	—
Voya U.S. Bond Index Portfolio - Class I	3,717,329	1,288,476	(5,030,276)	24,471	—	29,644	53,246	—
Voya U.S. High Dividend Low Volatility Fund - Class I	1,742,179	1,659,790	(3,557,718)	155,749	—	27,605	22,069	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	3,136,734	(283,976)	231,760	3,084,518	36,161	29,781	33,820
Voya U.S. Stock Index Portfolio - Class I	3,021,068	3,866,564	(4,904,311)	586,372	2,569,693	43,275	(19,145)	234,000
VY® Goldman Sachs Bond Portfolio - Class I	2,223,660	1,287,882	(917,606)	192,358	2,786,294	53,796	7,499	—
VY® Invesco Comstock Portfolio - Class I	3,033,155	1,226,792	(2,157,004)	40,450	2,143,393	54,456	131,577	432,597
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	5,086,070	1,571,707	(1,687,962)	675,956	5,645,771	92,606	152,711	285,026
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,491,206	1,235,076	(1,059,484)	167,735	2,834,533	5,198	(26,083)	594,441
	$44,092,347	$36,346,430	$(40,600,077)	$5,534,500	$45,373,200	$1,012,399	$(181,312)	$2,205,703
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $56,304,591.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,210,086
Gross Unrealized Depreciation	(2,042,649)
Net Unrealized Appreciation	$167,437
See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.7%
2,671	iShares 20+ Year Treasury Bond ETF	$361,867	2.0
5,823	iShares Core MSCI EAFE ETF	379,892	2.2
2,284	iShares Core S&P Small-Cap ETF	191,513	1.1
23,074	Schwab U.S. TIPS ETF	1,306,681	7.4
	Total Exchange-Traded Funds (Cost $2,171,547)	2,239,953	12.7
MUTUAL FUNDS: 87.2%
	Affiliated Investment Companies: 87.2%
93,455	Voya Floating Rate Fund - Class I	887,819	5.1
91,244	Voya Global Bond Fund - Class R6	878,684	5.0
132,685	Voya High Yield Bond Fund - Class R6	1,068,112	6.1
164,328	Voya Intermediate Bond Fund - Class R6	1,702,438	9.7
38,878	Voya Large Cap Value Fund - Class R6	491,805	2.8
12,116	Voya Large-Cap Growth Fund - Class R6	583,158	3.3
12,669	Voya MidCap Opportunities Portfolio - Class I	176,358	1.0
28,290	Voya Multi-Manager Emerging Markets Equity Fund - Class I	366,069	2.1
33,969	Voya Multi-Manager International Factors Fund - Class I	329,836	1.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
18,077	Voya Multi-Manager Mid Cap Value Fund - Class I	$177,335	1.0
344,974	Voya Short Term Bond Fund - Class R6	3,401,447	19.3
127,665	Voya Strategic Income Opportunities Fund - Class R6	1,316,230	7.5
42,304	Voya U.S. High Dividend Low Volatility Fund - Class R6	533,457	3.0
9,759	Voya U.S. Stock Index Portfolio - Class I	165,813	0.9
140,590	VY® BrandywineGLOBAL - Bond Portfolio - Class I	1,477,599	8.4
60,364	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,775,291	10.1
	Total Mutual Funds (Cost $14,914,067)	15,331,451	87.2
	Total Investments in Securities (Cost $17,085,614)	$17,571,404	99.9
	Assets in Excess of Other Liabilities	19,898	0.1
	Net Assets	$17,591,302	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,239,953	$—	$—	$2,239,953
Mutual Funds	15,331,451	—	—	15,331,451
Total Investments, at fair value	$17,571,404	$—	$—	$17,571,404

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$1,200,592	$310,776	(656,020)	$32,471	$887,819	$51,999	$(18,513)	$—
Voya Global Bond Fund - Class R6	515,446	609,014	(267,431)	21,655	878,684	34,252	5,738	—
Voya High Yield Bond Fund - Class R6	—	1,306,837	(252,894)	14,169	1,068,112	44,686	1,438	—
Voya Intermediate Bond Fund - Class R6	2,143,245	1,633,707	(2,151,979)	77,465	1,702,438	81,107	66,205	1,541
Voya International Index Portfolio - Class I	171,329	3,587	(196,413)	21,497	—	—	(14,432)	—
Voya Large Cap Value Fund - Class R6	603,247	191,376	(416,978)	114,160	491,805	11,206	(26,846)	35,296
Voya Large-Cap Growth Fund - Class R6	430,970	274,125	(255,915)	133,978	583,158	3,775	(7,588)	22,444
Voya MidCap Opportunities Portfolio - Class I	172,651	66,827	(90,426)	27,306	176,358	517	(1,480)	22,351
Voya Multi-Manager Emerging Markets Equity Fund - Class I	257,428	386,377	(315,371)	37,635	366,069	6,301	17,194	1,949
Voya Multi-Manager International Factors Fund - Class I	342,753	131,110	(217,653)	73,626	329,836	11,478	(23,928)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	172,067	76,451	(121,134)	49,951	177,335	2,097	(20,074)	15,327
Voya Short Term Bond Fund - Class R6	3,431,310	1,149,422	(1,262,678)	83,393	3,401,447	89,766	(3,606)	—
Voya Strategic Income Opportunities Fund - Class R6	—	1,629,178	(324,002)	11,054	1,316,230	44,317	2,898	—
Voya U.S. Bond Index Portfolio - Class I	1,972,431	612,869	(2,610,391)	25,091	—	15,834	16,815	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	636,374	(636,374)	—	—	3,740	905	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	599,437	(96,233)	30,253	533,457	6,673	5,113	6,160
Voya U.S. Stock Index Portfolio - Class I	525,021	1,127,320	(1,559,233)	72,705	165,813	4,337	19,917	42,074
VY® Goldman Sachs Bond Portfolio - Class I	1,624,256	450,609	(710,258)	112,992	1,477,599	30,815	17,514	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,318,352	925,364	(644,714)	176,289	1,775,291	30,637	54,155	96,070
	$14,881,098	$12,120,760	$(12,786,097)	$1,115,690	$15,331,451	$473,537	$91,425	$243,212
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $17,373,779.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$519,789
Gross Unrealized Depreciation	(322,164)
Net Unrealized Appreciation	$197,625
See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.3%
407,866	Schwab U.S. TIPS ETF	$23,097,451	7.0
45,077	Vanguard Real Estate ETF	4,182,695	1.3
	Total Exchange-Traded Funds (Cost $25,567,556)	27,280,146	8.3
MUTUAL FUNDS: 91.5%
	Affiliated Investment Companies: 91.5%
1,051,104	Voya Floating Rate Fund - Class I	9,985,490	3.0
1,026,707	Voya Global Bond Fund - Class R6	9,887,192	3.0
6,107,195	Voya Intermediate Bond Fund - Class R6	63,270,541	19.1
794,901	Voya Large Cap Value Fund - Class R6	10,055,500	3.0
401,707	Voya Large-Cap Growth Fund - Class R6	19,334,143	5.8
529,651	Voya Multi-Manager Emerging Markets Equity Fund - Class I	6,853,688	2.1
2,420,745	Voya Multi-Manager International Factors Fund - Class I	23,505,434	7.1
4,646,700	Voya Short Term Bond Fund - Class R6	45,816,462	13.9
1,756,201	Voya Strategic Income Opportunities Fund - Class R6	18,106,437	5.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
748,026	Voya U.S. Bond Index Portfolio - Class I	$8,153,488	2.5
919,881	Voya U.S. High Dividend Low Volatility Fund - Class R6	11,599,694	3.5
492,100	Voya U.S. Stock Index Portfolio - Class I	8,360,787	2.5
3,259,003	VY® BrandywineGLOBAL - Bond Portfolio - Class I	34,252,124	10.4
1,131,667	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	33,282,338	10.1
	Total Mutual Funds (Cost $291,659,501)	302,463,318	91.5
	Total Investments in Securities (Cost $317,227,057)	$329,743,464	99.8
	Assets in Excess of Other Liabilities	625,859	0.2
	Net Assets	$330,369,323	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$27,280,146	$—	$—	$27,280,146
Mutual Funds	302,463,318	—	—	302,463,318
Total Investments, at fair value	$329,743,464	$—	$—	$329,743,464
Other Financial Instruments+
Futures	118,217	—	—	118,217
Total Assets	$329,861,681	$—	$—	$329,861,681
Liabilities Table
Other Financial Instruments+
Futures	$(202,410)	$—	$—	$(202,410)
Total Liabilities	$(202,410)	$—	$—	$(202,410)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following futures contracts were outstanding for Voya Solution Income Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	41	03/20/20	$3,424,730	$53,427
U.S. Treasury Ultra Long Bond	35	03/20/20	6,357,969	(202,410)
			$9,782,699	$(148,983)
Short Contracts:
Mini MSCI EAFE Index	(33)	03/20/20	(3,360,225)	7,910
U.S. Treasury 10-Year Note	(51)	03/20/20	(6,549,516)	56,880
			$(9,909,741)	$64,790
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$17,364,349	$1,393,117	$(9,540,099)	$768,123	$9,985,490	$580,436	$(525,568)	$—
Voya Global Bond Fund - Class R6	10,436,997	1,398,846	(2,179,053)	230,402	9,887,192	423,845	88,216	1
Voya Intermediate Bond Fund - Class R6	41,653,488	33,457,264	(14,802,951)	2,962,740	63,270,541	1,940,967	208,860	51,651
Voya International Index Portfolio - Class I	6,934,165	15,487	(7,131,716)	182,064	—	—	626,580	—
Voya Large Cap Value Fund - Class R6	13,956,462	1,562,691	(7,724,190)	2,260,537	10,055,500	221,610	(372,370)	686,733
Voya Large-Cap Growth Fund - Class R6	13,958,905	6,904,054	(5,693,976)	4,165,160	19,334,143	119,100	(301,715)	708,171
Voya MidCap Opportunities Portfolio - Class I	3,495,513	5,597	(3,617,546)	116,436	—	1,612	406,745	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	10,422,802	1,204,387	(6,469,679)	1,696,178	6,853,688	112,412	255,851	34,768
Voya Multi-Manager International Factors Fund - Class I	17,346,411	9,891,339	(6,107,524)	2,375,208	23,505,434	730,091	210,055	—
Voya Multi-Manager Mid Cap Value Fund - Class I	3,483,914	3,985	(4,116,025)	628,126	—	—	(95,452)	—
Voya Short Term Bond Fund - Class R6	34,725,373	19,793,610	(9,748,120)	1,045,599	45,816,462	1,058,700	(171,682)	—
Voya Strategic Income Opportunities Fund - Class R6	—	27,652,908	(9,705,976)	159,505	18,106,437	773,309	75,845	—
Voya U.S. Bond Index Portfolio - Class I	50,293,766	3,044,836	(46,700,108)	1,514,994	8,153,488	505,026	(254,018)	—
Voya U.S. High Dividend Low Volatility Fund - Class I	12,200,015	961,586	(14,205,616)	1,044,015	—	126,569	80,779	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	11,346,867	(929,375)	1,182,202	11,599,694	136,535	88,122	127,789
Voya U.S. Stock Index Portfolio - Class I	3,519,805	7,815,548	(3,931,978)	957,412	8,360,787	126,297	41,796	464,250
VY® Goldman Sachs Bond Portfolio - Class I	36,341,907	3,711,009	(8,458,429)	2,657,637	34,252,124	679,270	141,022	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	35,589,968	3,199,936	(10,700,502)	5,192,936	33,282,338	548,945	238,079	1,714,124
	$311,723,840	$133,363,067	$(171,762,863)	$29,139,274	$302,463,318	$8,084,724	$741,145	$3,787,487
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2019 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$61,337
Interest rate contracts	Net Assets — Unrealized appreciation*	56,880
Total Asset Derivatives		$118,217
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*
Interest rate contracts	Net Assets — Unrealized depreciation*	202,410
Total Liability Derivatives		$202,410

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,076,370)
Interest rate contracts	173,786
Total	$(902,584)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(6,907)
Interest rate contracts	(336,518)
Total	$(343,425)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $322,381,862.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$12,934,239
Gross Unrealized Depreciation	(5,656,831)
Net Unrealized Appreciation	$7,277,408
See Accompanying Notes to Financial Statements
81

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 14.6%
98,924	Vanguard Global ex-U.S. Real Estate ETF	$5,845,419	0.9
65,188	Vanguard Real Estate ETF	6,048,795	1.0
136,655	Vanguard Russell 1000 Growth ETF	24,724,989	4.1
432,651	Vanguard Value ETF	51,853,222	8.6
	Total Exchange-Traded Funds (Cost $81,236,687)	88,472,425	14.6
MUTUAL FUNDS: 85.1%
	Affiliated Investment Companies: 85.1%
1,896,951	Voya Floating Rate Fund - Class I	18,021,036	3.0
1,495,986	Voya High Yield Bond Fund - Class R6	12,042,691	2.0
420,588	Voya Index Plus LargeCap Portfolio - Class I	12,100,319	2.0
2,273,508	Voya Intermediate Bond Fund - Class R6	23,553,547	3.9
369,318	Voya Large-Cap Growth Fund - Class R6	17,775,297	2.9
857,502	Voya MidCap Opportunities Portfolio - Class I	11,936,430	2.0
2,390,564	Voya Multi-Manager Emerging Markets Equity Fund - Class I	30,933,893	5.1
4,088,649	Voya Multi-Manager International Equity Fund - Class I	48,736,696	8.0
2,474,607	Voya Multi-Manager International Factors Fund - Class I	24,028,432	4.0
2,446,895	Voya Multi-Manager Mid Cap Value Fund - Class I	24,004,043	4.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,198,138	Voya Short Term Bond Fund - Class R6	$11,813,640	1.9
1,059,592	Voya Small Company Portfolio - Class I	18,055,454	3.0
1,152,362	Voya Strategic Income Opportunities Fund - Class R6	11,880,857	2.0
2,131,762	Voya U.S. High Dividend Low Volatility Fund - Class R6	26,881,515	4.4
2,700,814	Voya U.S. Stock Index Portfolio - Class I	45,886,836	7.6
2,607,321	VY® Invesco Comstock Portfolio - Class I	44,819,852	7.4
1,111,241	VY® JPMorgan Small Cap Core Equity Portfolio Class I	18,013,220	3.0
2,042,511	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	60,070,238	9.9
959,660	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	11,995,755	2.0
518,718	VY® T. Rowe Price Growth Equity Portfolio - Class I	42,239,232	7.0
	Total Mutual Funds (Cost $512,110,424)	514,788,983	85.1
	Total Investments in Securities (Cost $593,347,111)	$603,261,408	99.7
	Assets in Excess of Other Liabilities	1,785,822	0.3
	Net Assets	$605,047,230	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$88,472,425	$—	$—	$88,472,425
Mutual Funds	514,788,983	—	—	514,788,983
Total Investments, at fair value	$603,261,408	$—	$—	$603,261,408
Other Financial Instruments+
Futures	199,458	—	—	199,458
Total Assets	$603,460,866	$—	$—	$603,460,866

See Accompanying Notes to Financial Statements
82

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Liabilities Table
Other Financial Instruments+
Futures	$(717,930)	$—	$—	$(717,930)
Total Liabilities	$(717,930)	$—	$—	$(717,930)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2019, the following futures contracts were outstanding for Voya Solution Moderately Aggressive Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	74	03/20/20	$6,181,220	$96,430
Mini MSCI EAFE Index	121	03/20/20	12,320,825	(24,826)
U.S. Treasury Ultra Long Bond	64	03/20/20	11,626,000	(372,898)
			$30,128,045	$(301,294)
Short Contracts:
S&P 500® E-Mini	(115)	03/20/20	(18,578,825)	(320,206)
U.S. Treasury 10-Year Note	(92)	03/20/20	(11,814,813)	103,028
			$(30,393,638)	$(217,178)
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$16,701,089	$40,216	$(17,397,045)	$655,740	$—	$—	$1,355,952	$—
Voya Floating Rate Fund - Class I	27,880,641	3,733,040	(14,395,165)	802,520	18,021,036	1,001,561	(415,830)	—
Voya High Yield Bond Fund - Class R6	—	13,676,563	(1,794,691)	160,819	12,042,691	465,355	(1,228)	—
Voya Index Plus LargeCap Portfolio - Class I	23,805,927	1,442,950	(14,136,786)	988,228	12,100,319	184,313	3,117,519	1,014,710
Voya Intermediate Bond Fund - Class R6	32,059,541	11,658,124	(21,931,680)	1,767,562	23,553,547	997,776	(40,800)	19,184
Voya International Index Portfolio - Class I	27,852,771	398,730	(31,674,392)	3,422,891	—	—	(27,738)	—
Voya Large Cap Value Fund - Class R6	16,877,417	677,779	(20,716,060)	3,160,864	—	89,170	(1,005,829)	—
Voya Large-Cap Growth Fund - Class R6	19,615,183	2,471,124	(9,533,912)	5,222,902	17,775,297	110,811	(429,405)	658,885
Voya MidCap Opportunities Portfolio - Class I	25,262,930	1,759,763	(17,124,260)	2,037,997	11,936,430	42,538	2,044,176	1,387,538
Voya Multi-Manager Emerging Markets Equity Fund - Class I	33,468,184	3,247,597	(11,890,415)	6,108,527	30,933,893	507,698	679,802	157,019
Voya Multi-Manager International Equity Fund - Class I	39,052,256	9,677,901	(8,529,446)	8,535,985	48,736,696	943,457	(157,822)	—
Voya Multi-Manager International Factors Fund - Class I	27,851,401	2,383,756	(10,507,834)	4,301,109	24,028,432	749,967	(670,826)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	25,175,944	3,594,247	(9,719,517)	4,953,369	24,004,043	270,204	(972,564)	1,974,633
Voya Short Term Bond Fund - Class R6	—	13,595,075	(1,888,427)	106,992	11,813,640	203,728	16,047	—
Voya Small Company Portfolio - Class I	33,602,865	3,383,585	(28,532,679)	9,601,683	18,055,454	72,803	(4,867,265)	2,449,510
Voya Strategic Income Opportunities Fund - Class R6	—	13,664,215	(1,886,898)	103,540	11,880,857	369,637	13,950	—
Voya U.S. Bond Index Portfolio - Class I	11,147,844	934,303	(11,888,466)	(193,681)	—	84,443	412,368	—
Voya U.S. High Dividend Low Volatility Fund - Class I	11,195,298	21,883,802	(34,066,490)	987,390	—	261,422	125,154	—
See Accompanying Notes to Financial Statements
83

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2019 (continued)

Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	31,683,762	(6,512,921)	1,710,674	26,881,515	345,260	688,632	296,608
Voya U.S. Stock Index Portfolio - Class I	17,079,999	37,374,041	(13,419,186)	4,851,982	45,886,836	689,482	(419,073)	2,485,482
VY® Invesco Comstock Portfolio - Class I	42,637,710	14,851,453	(11,025,600)	(1,643,711)	44,819,852	1,136,172	1,648,586	9,067,213
VY® JPMorgan Small Cap Core Equity Portfolio Class I	—	23,982,913	(2,941,229)	(3,028,464)	18,013,220	349,640	(598,521)	4,474,257
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	45,745,861	18,041,602	(10,776,250)	7,059,025	60,070,238	987,065	470,717	3,027,368
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	—	13,627,312	(1,673,728)	42,171	11,995,755	33,741	(56,014)	1,184,559
VY® T. Rowe Price Growth Equity Portfolio - Class I	36,419,761	11,226,659	(6,437,030)	1,029,842	42,239,232	77,966	762,029	8,812,537
	$513,432,622	$259,010,512	$(320,400,107)	$62,745,956	$514,788,983	$9,974,209	$1,672,017	$37,009,503

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$96,430
Interest rate contracts	Net Assets — Unrealized appreciation*	103,028
Total Asset Derivatives		$199,458
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$345,032
Interest rate contracts	Net Assets — Unrealized depreciation*	372,898
Total Liability Derivatives		$717,930

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,647,707)
Interest rate contracts	268,160
Total	$(1,379,547)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$97,972
Interest rate contracts	(573,346)
Total	$(475,374)
See Accompanying Notes to Financial Statements
84

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $603,250,642.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$22,729,732
Gross Unrealized Depreciation	(23,237,438)
Net Unrealized Appreciation	$(507,706)
See Accompanying Notes to Financial Statements
85

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.9%
5,461	iShares 20+ Year Treasury Bond ETF	$739,856	1.9
11,907	iShares Core MSCI EAFE ETF	776,813	2.0
4,670	iShares Core S&P Small-Cap ETF	391,579	1.0
33,701	Schwab U.S. TIPS ETF	1,908,488	5.0
6,330	Vanguard Global ex-U.S. Real Estate ETF	374,040	1.0
4,171	Vanguard Real Estate ETF	387,027	1.0
	Total Exchange-Traded Funds (Cost $4,429,628)	4,577,803	11.9
MUTUAL FUNDS: 88.0%
	Affiliated Investment Companies: 88.0%
203,038	Voya Floating Rate Fund - Class I	1,928,865	5.0
158,657	Voya Global Bond Fund - Class R6	1,527,865	4.0
288,220	Voya High Yield Bond Fund - Class R6	2,320,172	6.0
324,869	Voya Intermediate Bond Fund - Class R6	3,365,647	8.8
191,934	Voya Large Cap Value Fund - Class R6	2,427,965	6.3
26,316	Voya Large-Cap Growth Fund - Class R6	1,266,572	3.3
27,536	Voya MidCap Opportunities Portfolio - Class I	383,303	1.0
92,088	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,191,619	3.1
48,692	Voya Multi-Manager International Equity Fund - Class I	580,404	1.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
119,121	Voya Multi-Manager International Factors Fund - Class I	$1,156,668	3.0
39,281	Voya Multi-Manager Mid Cap Value Fund - Class I	385,348	1.0
269,286	Voya Short Term Bond Fund - Class R6	2,655,158	6.9
45,173	Voya Small Company Portfolio - Class I	769,739	2.0
222,013	Voya Strategic Income Opportunities Fund - Class R6	2,288,951	6.0
191,059	Voya U.S. High Dividend Low Volatility Fund - Class R6	2,409,256	6.3
68,893	Voya U.S. Stock Index Portfolio - Class I	1,170,489	3.1
287,795	VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,024,727	7.9
131,163	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,857,498	10.0
13,086	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,065,572	2.8
	Total Mutual Funds (Cost $32,846,953)	33,775,818	88.0
	Total Investments in Securities (Cost $37,276,581)	$38,353,621	99.9
	Assets in Excess of Other Liabilities	55,391	0.1
	Net Assets	$38,409,012	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,577,803	$—	$—	$4,577,803
Mutual Funds	33,775,818	—	—	33,775,818
Total Investments, at fair value	$38,353,621	$—	$—	$38,353,621

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
86

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$284,681	$85,942	$(374,328)	$3,705	$—	$—	$29,835	$—
Voya Floating Rate Fund - Class I	1,979,535	901,684	(997,740)	45,386	1,928,865	99,158	(27,522)	—
Voya Global Bond Fund - Class R6	566,591	1,223,228	(297,899)	35,945	1,527,865	51,969	6,528	—
Voya High Yield Bond Fund - Class R6	—	2,647,741	(358,411)	30,842	2,320,172	90,553	854	—
Voya Intermediate Bond Fund - Class R6	3,104,506	3,545,175	(3,431,613)	147,579	3,365,647	135,498	89,245	2,757
Voya International Index Portfolio - Class I	281,265	17,034	(326,345)	28,046	—	—	(16,335)	—
Voya Large Cap Value Fund - Class R6	852,421	1,971,654	(581,015)	184,905	2,427,965	40,499	(39,900)	165,842
Voya Large-Cap Growth Fund - Class R6	923,620	500,364	(444,870)	287,458	1,266,572	7,803	(21,989)	46,396
Voya MidCap Opportunities Portfolio - Class I	284,632	177,620	(117,224)	38,275	383,303	960	2,519	44,966
Voya Multi-Manager Emerging Markets Equity Fund - Class I	704,952	1,044,947	(779,963)	221,683	1,191,619	19,548	(61,548)	6,045
Voya Multi-Manager International Equity Fund - Class I	565,856	377,733	(461,139)	97,954	580,404	11,302	19,379	—
Voya Multi-Manager International Factors Fund -Class I	1,130,003	649,149	(815,275)	192,791	1,156,668	36,116	(36,526)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	283,648	197,201	(170,448)	74,947	385,348	4,336	(27,360)	31,686
Voya Short Term Bond Fund - Class R6	2,253,223	1,886,585	(1,556,219)	71,569	2,655,158	63,874	(14,433)	—
Voya Small Company Portfolio - Class I	568,001	435,752	(369,120)	135,106	769,739	3,098	(84,300)	104,204
Voya Strategic Income Opportunities Fund - Class R6	—	2,650,039	(380,647)	19,559	2,288,951	71,889	3,173	—
Voya U.S. Bond Index Portfolio - Class I	2,817,471	2,079,263	(4,944,326)	47,592	—	23,193	14,770	—
Voya U.S. High Dividend Low Volatility Fund - Class I	567,719	2,057,741	(2,675,893)	50,433	—	18,193	14,732	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	2,473,955	(213,721)	149,022	2,409,256	28,166	18,009	26,506
Voya U.S. Stock Index Portfolio - Class I	1,147,188	2,821,015	(3,040,062)	242,348	1,170,489	20,778	(37,810)	128,225
VY® Goldman Sachs Bond Portfolio - Class I	2,254,666	1,320,851	(739,196)	188,406	3,024,727	58,939	26,014	—
VY® Invesco Comstock Portfolio - Class I	1,224,810	424,046	(1,756,620)	107,764	—	—	91,582	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	2,899,138	1,525,037	(988,933)	422,256	3,857,498	63,279	76,804	195,207
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	1,408,806	(229,370)	(113,864)	1,065,572	1,966	(12,947)	221,848
	$24,693,926	$32,422,562	$(26,050,377)	$2,709,707	$33,775,818	$851,117	$12,774	$973,682
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $38,027,956.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,292,535
Gross Unrealized Depreciation	(966,870)
Net Unrealized Appreciation	$325,665
See Accompanying Notes to Financial Statements
87

PORTFOLIO OF INVESTMENTS
Voya Solution 2020 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.1%
5,099	iShares 20+ Year Treasury Bond ETF	$690,813	1.9
11,118	iShares Core MSCI EAFE ETF	725,338	2.0
4,360	iShares Core S&P Small-Cap ETF	365,586	1.0
37,761	Schwab U.S. TIPS ETF	2,138,405	5.9
4,869	Vanguard Real Estate ETF	451,795	1.3
	Total Exchange-Traded Funds (Cost $4,222,526)	4,371,937	12.1
MUTUAL FUNDS: 87.8%
	Affiliated Investment Companies: 87.8%
115,223	Voya Floating Rate Fund - Class I	1,094,618	3.0
112,555	Voya Global Bond Fund - Class R6	1,083,908	3.0
560,637	Voya Intermediate Bond Fund - Class R6	5,808,197	16.0
108,935	Voya Large Cap Value Fund - Class R6	1,378,022	3.8
42,126	Voya Large-Cap Growth Fund - Class R6	2,027,525	5.6
13,023	Voya MidCap Opportunities Portfolio - Class I	181,286	0.5
72,594	Voya Multi-Manager Emerging Markets Equity Fund - Class I	939,361	2.6
226,890	Voya Multi-Manager International Factors Fund - Class I	2,203,106	6.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
18,581	Voya Multi-Manager Mid Cap Value Fund - Class I	$182,277	0.5
436,666	Voya Short Term Bond Fund - Class R6	4,305,531	11.9
183,862	Voya Strategic Income Opportunities Fund - Class R6	1,895,616	5.2
73,808	Voya U.S. Bond Index Portfolio - Class I	804,508	2.2
115,895	Voya U.S. High Dividend Low Volatility Fund - Class R6	1,461,438	4.0
59,718	Voya U.S. Stock Index Portfolio - Class I	1,014,607	2.8
297,764	VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,129,497	8.7
124,069	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,648,884	10.1
7,878	VY® T. Rowe Price Growth Equity Portfolio - Class I	641,471	1.8
	Total Mutual Funds (Cost $30,857,002)	31,799,852	87.8
	Total Investments in Securities (Cost $35,079,528)	$36,171,789	99.9
	Assets in Excess of Other Liabilities	46,504	0.1
	Net Assets	$36,218,293	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,371,937	$—	$—	$4,371,937
Mutual Funds	31,799,852	—	—	31,799,852
Total Investments, at fair value	$36,171,789	$—	$—	$36,171,789

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
88

PORTFOLIO OF INVESTMENTS
Voya Solution 2020 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$1,687,515	$444,143	$(1,093,012)	$55,972	$1,094,618	$57,704	$(31,551)	$—
Voya Global Bond Fund - Class R6	1,014,325	434,608	(394,381)	29,356	1,083,908	42,399	(137)	—
Voya Intermediate Bond Fund - Class R6	3,032,956	6,220,543	(3,599,826)	154,524	5,808,197	169,045	101,778	4,727
Voya International Index Portfolio - Class I	673,424	43,261	(807,820)	91,135	—	—	(38,547)	—
Voya Large Cap Value Fund - Class R6	1,356,555	598,349	(817,521)	240,639	1,378,022	26,952	(55,517)	93,852
Voya Large-Cap Growth Fund - Class R6	1,356,799	1,069,844	(827,944)	428,826	2,027,525	12,455	(54,808)	74,059
Voya MidCap Opportunities Portfolio - Class I	169,844	265,086	(275,918)	22,274	181,286	616	(5,654)	28,247
Voya Multi-Manager Emerging Markets Equity Fund - Class I	844,188	862,837	(915,640)	147,976	939,361	15,369	12,622	4,752
Voya Multi-Manager International Equity Fund - Class I	1,013,081	86,482	(1,279,454)	179,891	—	—	(34,854)	—
Voya Multi-Manager International Factors Fund - Class I	1,685,924	1,961,878	(1,845,950)	401,254	2,203,106	68,428	(156,834)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	169,241	277,951	(301,279)	36,364	182,277	2,045	(12,092)	14,944
Voya Short Term Bond Fund - Class R6	2,444,023	3,209,177	(1,412,623)	64,954	4,305,531	83,080	(6,748)	—
Voya Small Company Portfolio - Class I	338,976	28,827	(459,692)	91,889	—	—	(32,091)	—
Voya Strategic Income Opportunities Fund - Class R6	—	2,877,189	(992,476)	10,903	1,895,616	65,826	7,186	—
Voya U.S. Bond Index Portfolio - Class I	3,703,160	1,444,435	(4,322,588)	(20,499)	804,508	36,335	105,879	—
Voya U.S. High Dividend Low Volatility Fund - Class I	1,355,218	626,908	(2,111,447)	129,321	—	14,393	18,967	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	1,537,082	(186,520)	110,876	1,461,438	17,316	14,599	16,036
Voya U.S. Stock Index Portfolio - Class I	1,372,708	2,855,301	(3,457,486)	244,084	1,014,607	17,734	48,769	104,455
VY® Goldman Sachs Bond Portfolio - Class I	2,943,397	1,639,197	(1,644,911)	191,814	3,129,497	50,094	12,259	—
VY® Invesco Comstock Portfolio - Class I	687,958	57,654	(817,414)	71,802	—	—	34,444	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,460,205	1,217,203	(1,501,168)	472,644	3,648,884	58,698	67,376	165,911
VY® T. Rowe Price Growth Equity Portfolio - Class I	678,243	936,409	(1,033,483)	60,302	641,471	1,665	(45,399)	161,221
	$29,987,740	$28,694,364	$(30,098,553)	$3,216,301	$31,799,852	$740,154	$(50,353)	$668,204
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $35,547,873.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,207,699
Gross Unrealized Depreciation	(583,783)
Net Unrealized Appreciation	$623,916
See Accompanying Notes to Financial Statements
89

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.4%
575,737	Schwab U.S. TIPS ETF	$32,603,986	3.9
133,622	Vanguard Real Estate ETF	12,398,786	1.5
	Total Exchange-Traded Funds (Cost $42,583,784)	45,002,772	5.4
MUTUAL FUNDS: 94.4%
	Affiliated Investment Companies: 94.4%
2,627,523	Voya Floating Rate Fund - Class I	24,961,467	3.0
2,566,708	Voya Global Bond Fund - Class R6	24,717,402	3.0
8,454,427	Voya Intermediate Bond Fund - Class R6	87,587,859	10.5
3,146,259	Voya Large Cap Value Fund - Class R6	39,800,180	4.8
916,834	Voya Large-Cap Growth Fund - Class R6	44,127,237	5.3
742,438	Voya MidCap Opportunities Portfolio - Class I	10,334,739	1.2
2,317,336	Voya Multi-Manager Emerging Markets Equity Fund - Class I	29,986,325	3.6
2,841,864	Voya Multi-Manager International Equity Fund - Class I	33,875,015	4.1
8,627,048	Voya Multi-Manager International Factors Fund - Class I	83,768,632	10.1
1,059,170	Voya Multi-Manager Mid Cap Value Fund - Class I	10,390,458	1.2
2,697,002	Voya Short Term Bond Fund - Class R6	26,592,442	3.2
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
979,337	Voya Small Company Portfolio - Class I	$16,687,907	2.0
3,192,679	Voya Strategic Income Opportunities Fund - Class R6	32,916,523	3.9
1,496,150	Voya U.S. Bond Index Portfolio - Class I	16,308,033	2.0
3,300,366	Voya U.S. High Dividend Low Volatility Fund - Class R6	41,617,611	5.0
5,200,507	Voya U.S. Stock Index Portfolio - Class I	88,356,621	10.6
4,656,359	VY® BrandywineGLOBAL - Bond Portfolio - Class I	48,938,331	5.9
2,829,131	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	83,204,754	10.0
513,208	VY® T. Rowe Price Growth Equity Portfolio - Class I	41,790,517	5.0
	Total Mutual Funds (Cost $761,871,248)	785,962,053	94.4
	Total Investments in Securities (Cost $804,455,032)	$830,964,825	99.8
	Assets in Excess of Other Liabilities	1,413,293	0.2
	Net Assets	$832,378,118	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$45,002,772	$—	$—	$45,002,772
Mutual Funds	785,962,053	—	—	785,962,053
Total Investments, at fair value	$830,964,825	$—	$—	$830,964,825
Other Financial Instruments+
Futures	292,637	—	—	292,637
Total Assets	$831,257,462	$—	$—	$831,257,462

See Accompanying Notes to Financial Statements
90

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Liabilities Table
Other Financial Instruments+
Futures	$(507,298)	$—	$—	$(507,298)
Total Liabilities	$(507,298)	$—	$—	$(507,298)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2019, the following futures contracts were outstanding for Voya Solution 2025 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	101	03/20/20	$8,436,530	$131,613
U.S. Treasury Ultra Long Bond	87	03/20/20	15,804,094	(507,298)
			$24,240,624	$(375,685)
Short Contracts:
Mini MSCI EAFE Index	(82)	03/20/20	(8,349,650)	19,654
U.S. Treasury 10-Year Note	(126)	03/20/20	(16,181,157)	141,370
			$(24,530,807)	$161,024
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$7,643,329	$90,314	$(8,257,969)	$524,326	$—	$—	$388,480	$—
Voya Floating Rate Fund - Class I	38,275,752	4,916,609	(19,654,755)	1,423,861	24,961,467	1,358,533	(892,454)	—
Voya Global Bond Fund - Class R6	23,006,749	5,232,541	(4,017,469)	495,581	24,717,402	997,587	232,775	—
Voya Intermediate Bond Fund - Class R6	76,512,538	32,623,559	(26,121,261)	4,573,023	87,587,859	2,869,905	164,131	70,925
Voya International Index Portfolio - Class I	30,578,452	640,915	(31,924,988)	705,621	—	—	2,968,242	—
Voya Large Cap Value Fund - Class R6	30,747,560	11,612,055	(6,926,187)	4,366,752	39,800,180	733,207	(23,621)	2,702,363
Voya Large-Cap Growth Fund - Class R6	38,465,854	4,473,939	(9,351,122)	10,538,566	44,127,237	270,254	(574,860)	1,606,933
Voya MidCap Opportunities Portfolio - Class I	13,485,804	1,700,200	(6,146,155)	1,294,890	10,334,739	26,757	571,399	1,159,497
Voya Multi-Manager Emerging Markets Equity Fund - Class I	30,632,981	4,893,743	(11,380,887)	5,840,488	29,986,325	489,140	494,285	151,253
Voya Multi-Manager International Equity Fund - Class I	34,464,882	4,398,136	(11,731,027)	6,743,024	33,875,015	650,450	181,114	—
Voya Multi-Manager International Factors Fund - Class I	42,059,891	47,936,395	(14,034,678)	7,807,024	83,768,632	2,589,422	(699,665)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	13,440,213	2,204,680	(7,461,614)	2,207,179	10,390,458	116,206	(155,155)	849,228
Voya Short Term Bond Fund - Class R6	24,872,619	6,530,177	(5,416,524)	606,170	26,592,442	633,201	(57,857)	—
Voya Small Company Portfolio - Class I	15,375,955	4,198,300	(4,932,345)	2,045,997	16,687,907	64,092	(406,876)	2,155,825
Voya Strategic Income Opportunities Fund - Class R6	—	45,314,916	(12,677,544)	279,151	32,916,523	1,233,045	96,163	—
Voya U.S. Bond Index Portfolio - Class I	65,024,165	6,529,736	(56,075,690)	829,822	16,308,033	760,490	1,035,850	—
Voya U.S. High Dividend Low Volatility Fund - Class I	30,736,651	10,071,413	(43,495,319)	2,687,255	—	389,336	157,758	—
See Accompanying Notes to Financial Statements
91

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2019 (continued)

Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	39,484,159	(1,627,514)	3,760,966	41,617,611	477,568	151,452	454,793
Voya U.S. Stock Index Portfolio - Class I	23,383,469	76,471,034	(19,329,873)	7,831,991	88,356,621	1,318,511	134,828	4,623,326
VY® Goldman Sachs Bond Portfolio - Class I	40,052,626	14,962,637	(9,505,596)	3,428,664	48,938,331	912,887	57,845	—
VY® Invesco Comstock Portfolio - Class I	23,405,599	270,941	(22,256,711)	(1,419,829)	—	—	5,114,271	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	78,486,591	9,012,723	(16,926,187)	12,631,627	83,204,754	1,353,377	(222,849)	4,031,228
VY® T. Rowe Price Growth Equity Portfolio - Class I	30,765,610	18,055,708	(7,271,275)	240,474	41,790,517	74,659	684,675	8,539,354
	$711,417,290	$351,624,830	$(356,522,690)	$79,442,623	$785,962,053	$17,318,627	$9,399,931	$26,344,725

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$151,267
Interest rate contracts	Net Assets — Unrealized appreciation*	141,370
Total Asset Derivatives		$292,637
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$507,298
Total Liability Derivatives		$507,298

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,427,072)
Interest rate contracts	380,779
Total	$(2,046,293)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(3,338)
Interest rate contracts	(789,536)
Total	$(792,874)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $818,715,856.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$34,424,264
Gross Unrealized Depreciation	(22,389,957)
Net Unrealized Appreciation	$12,034,307
See Accompanying Notes to Financial Statements
92

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.8%
6,156	iShares 20+ Year Treasury Bond ETF	$834,015	1.8
13,423	iShares Core MSCI EAFE ETF	875,717	1.9
5,264	iShares Core S&P Small-Cap ETF	441,386	1.0
30,393	Schwab U.S. TIPS ETF	1,721,156	3.7
8,229	Vanguard Real Estate ETF	763,569	1.6
4,929	Vanguard Russell 1000 Growth ETF	891,804	1.9
7,344	Vanguard Value ETF	880,178	1.9
	Total Exchange-Traded Funds (Cost $6,173,336)	6,407,825	13.8
MUTUAL FUNDS: 86.1%
	Affiliated Investment Companies: 86.1%
97,894	Voya Floating Rate Fund - Class I	929,995	2.0
278,168	Voya Intermediate Bond Fund - Class R6	2,881,817	6.2
129,567	Voya Large Cap Value Fund - Class R6	1,639,022	3.5
47,374	Voya Large-Cap Growth Fund - Class R6	2,280,088	4.9
49,817	Voya MidCap Opportunities Portfolio - Class I	693,451	1.5
184,959	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,393,375	5.1
279,820	Voya Multi-Manager International Equity Fund - Class I	3,335,450	7.1
436,386	Voya Multi-Manager International Factors Fund - Class I	4,237,304	9.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
71,057	Voya Multi-Manager Mid Cap Value Fund - Class I	$697,070	1.5
92,820	Voya Short Term Bond Fund - Class R6	915,207	2.0
56,268	Voya Small Company Portfolio - Class I	958,812	2.0
133,954	Voya Strategic Income Opportunities Fund - Class R6	1,381,068	3.0
118,246	Voya U.S. High Dividend Low Volatility Fund - Class R6	1,491,082	3.2
304,483	Voya U.S. Stock Index Portfolio - Class I	5,173,167	11.1
260,451	VY® BrandywineGLOBAL - Bond Portfolio - Class I	2,737,344	5.9
82,162	VY® Invesco Comstock Portfolio - Class I	1,412,357	3.0
158,147	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	4,651,089	10.0
28,719	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,338,590	5.0
	Total Mutual Funds (Cost $39,389,109)	40,146,288	86.1
	Total Investments in Securities (Cost $45,562,445)	$46,554,113	99.9
	Assets in Excess of Other Liabilities	59,137	0.1
	Net Assets	$46,613,250	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$6,407,825	$—	$—	$6,407,825
Mutual Funds	40,146,288	—	—	40,146,288
Total Investments, at fair value	$46,554,113	$—	$—	$46,554,113

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
93

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$307,827	$40,581	$(352,340)	$3,932	$—	$—	$33,915	$—
Voya Floating Rate Fund - Class I	1,233,190	506,740	(851,455)	41,520	929,995	43,412	(24,631)	—
Voya Intermediate Bond Fund - Class R6	2,308,532	4,007,562	(3,486,719)	52,442	2,881,817	93,720	105,337	2,210
Voya International Index Portfolio - Class I	1,231,054	168,084	(1,595,861)	196,723	—	—	(68,972)	—
Voya Large Cap Value Fund - Class R6	926,894	1,031,311	(492,478)	173,295	1,639,022	26,306	(39,156)	108,183
Voya Large-Cap Growth Fund - Class R6	1,549,275	1,178,551	(923,621)	475,883	2,280,088	13,434	(50,684)	79,878
Voya MidCap Opportunities Portfolio - Class I	465,537	325,192	(176,164)	78,886	693,451	1,555	(5,829)	64,983
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,233,760	1,765,643	(1,008,261)	402,233	2,393,375	38,010	(96,076)	11,742
Voya Multi-Manager International Equity Fund - Class I	2,004,983	1,587,550	(755,781)	498,698	3,335,450	62,068	(19,475)	—
Voya Multi-Manager International Factors Fund - Class I	2,309,903	2,416,252	(946,301)	457,450	4,237,304	126,977	(84,692)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	463,919	356,332	(241,406)	118,225	697,070	7,577	(42,995)	55,373
Voya Short Term Bond Fund - Class R6	—	1,025,128	(116,483)	6,562	915,207	13,934	1,000	—
Voya Small Company Portfolio - Class I	619,288	529,787	(341,080)	150,817	958,812	2,907	(75,920)	97,694
Voya Strategic Income Opportunities Fund - Class R6	—	2,041,966	(669,130)	8,232	1,381,068	48,710	5,258	—
Voya U.S. Bond Index Portfolio - Class I	2,002,301	1,099,353	(3,082,713)	(18,941)	—	16,567	60,829	—
Voya U.S. High Dividend Low Volatility Fund - Class I	1,083,206	1,250,956	(2,438,233)	104,071	—	16,839	14,411	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	2,312,907	(886,840)	65,015	1,491,082	20,933	93,399	15,356
Voya U.S. Stock Index Portfolio - Class I	2,041,619	6,180,889	(3,594,837)	545,496	5,173,167	78,791	(10,725)	307,549
VY® Goldman Sachs Bond Portfolio - Class I	1,536,270	1,696,371	(639,900)	144,603	2,737,344	45,498	7,763	—
VY® Invesco Comstock Portfolio - Class I	1,571,334	966,559	(1,188,982)	63,446	1,412,357	33,287	6,767	259,542
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,161,616	2,019,404	(1,025,820)	495,889	4,651,089	73,709	34,894	200,768
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,858,693	1,379,956	(1,078,275)	178,216	2,338,590	3,742	(68,695)	443,817
	$27,909,201	$33,887,074	$(25,892,680)	$4,242,693	$40,146,288	$767,976	$(224,277)	$1,647,095
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $46,286,306.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,437,024
Gross Unrealized Depreciation	(1,169,217)
Net Unrealized Appreciation	$267,807
See Accompanying Notes to Financial Statements
94

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.0%
596,099	Schwab U.S. TIPS ETF	$33,757,086	3.9
139,963	Vanguard Global ex-U.S. Real Estate ETF	8,270,414	0.9
92,232	Vanguard Real Estate ETF	8,558,207	1.0
108,758	Vanguard Russell 1000 Growth ETF	19,677,585	2.2
144,033	Vanguard Value ETF	17,262,355	2.0
	Total Exchange-Traded Funds (Cost $83,227,110)	87,525,647	10.0
MUTUAL FUNDS: 89.8%
	Affiliated Investment Companies: 89.8%
1,820,813	Voya Floating Rate Fund - Class I	17,297,721	2.0
605,562	Voya Index Plus LargeCap Portfolio - Class I	17,422,011	2.0
4,911,277	Voya Intermediate Bond Fund - Class R6	50,880,831	5.8
2,065,582	Voya Large Cap Value Fund - Class R6	26,129,609	3.0
771,505	Voya Large-Cap Growth Fund - Class R6	37,132,522	4.3
1,234,834	Voya MidCap Opportunities Portfolio - Class I	17,188,895	2.0
4,129,766	Voya Multi-Manager Emerging Markets Equity Fund - Class I	53,439,166	6.1
7,382,013	Voya Multi-Manager International Equity Fund - Class I	87,993,594	10.1
8,966,116	Voya Multi-Manager International Factors Fund - Class I	87,060,990	10.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,761,638	Voya Multi-Manager Mid Cap Value Fund - Class I	$17,281,667	2.0
1,725,338	Voya Short Term Bond Fund - Class R6	17,011,832	2.0
1,020,158	Voya Small Company Portfolio - Class I	17,383,499	2.0
1,659,293	Voya Strategic Income Opportunities Fund - Class R6	17,107,313	2.0
2,065,447	Voya U.S. High Dividend Low Volatility Fund - Class R6	26,045,286	3.0
5,920,776	Voya U.S. Stock Index Portfolio - Class I	100,593,983	11.6
2,546,929	VY® Invesco Comstock Portfolio - Class I	43,781,711	5.0
2,940,899	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	86,491,854	9.9
746,912	VY® T. Rowe Price Growth Equity Portfolio - Class I	60,821,081	7.0
	Total Mutual Funds (Cost $762,302,959)	781,063,565	89.8
	Total Investments in Securities (Cost $845,530,069)	$868,589,212	99.8
	Assets in Excess of Other Liabilities	1,445,889	0.2
	Net Assets	$870,035,101	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$87,525,647	$—	$—	$87,525,647
Mutual Funds	781,063,565	—	—	781,063,565
Total Investments, at fair value	$868,589,212	$—	$—	$868,589,212
Other Financial Instruments+
Futures	351,954	—	—	351,954
Total Assets	$868,941,166	$—	$—	$868,941,166

See Accompanying Notes to Financial Statements
95

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Liabilities Table
Other Financial Instruments+
Futures	$(752,960)	$—	$—	$(752,960)
Total Liabilities	$(752,960)	$—	$—	$(752,960)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2019, the following futures contracts were outstanding for Voya Solution 2035 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	157	03/20/20	$13,114,210	$204,586
U.S. Treasury Ultra Long Bond	90	03/20/20	16,349,063	(527,424)
			$29,463,273	$(322,838)
Short Contracts:
S&P 500® E-Mini	(81)	03/20/20	(13,085,955)	(225,536)
U.S. Treasury 10-Year Note	(131)	03/20/20	(16,823,266)	147,368
			$(29,909,221)	$(78,168)
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$22,916,283	$515,754	$(24,003,230)	$571,193	$—	$—	$2,184,415	$—
Voya Floating Rate Fund - Class I	30,603,880	4,039,709	(18,327,527)	981,659	17,297,721	942,951	(534,134)	—
Voya Index Plus LargeCap Portfolio - Class I	36,506,441	2,991,646	(24,732,682)	2,656,606	17,422,011	250,591	3,656,031	1,379,595
Voya Intermediate Bond Fund - Class R6	66,910,557	23,039,562	(42,320,798)	3,251,510	50,880,831	2,039,978	241,544	41,054
Voya International Index Portfolio - Class I	45,850,143	1,164,905	(49,456,969)	2,441,921	—	—	3,081,131	—
Voya Large Cap Value Fund - Class R6	23,067,015	4,631,457	(4,683,511)	3,114,648	26,129,609	493,120	53,586	1,769,945
Voya Large-Cap Growth Fund - Class R6	42,292,751	4,890,548	(21,399,887)	11,349,110	37,132,522	226,806	(1,210,235)	1,348,594
Voya MidCap Opportunities Portfolio - Class I	19,256,918	3,009,531	(7,492,278)	2,414,724	17,188,895	43,460	286,028	1,902,769
Voya Multi-Manager Emerging Markets Equity Fund - Class I	38,269,430	15,446,853	(7,178,498)	6,901,381	53,439,166	869,729	1,849,196	268,920
Voya Multi-Manager International Equity Fund - Class I	57,411,116	29,845,640	(12,317,102)	13,053,940	87,993,594	1,685,983	45,117	—
Voya Multi-Manager International Factors Fund - Class I	57,322,867	32,600,582	(11,802,126)	8,939,667	87,060,990	2,684,995	(314,742)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	19,190,898	3,275,380	(8,494,580)	3,309,969	17,281,667	192,815	(362,867)	1,409,079
Voya Short Term Bond Fund - Class R6	—	18,938,025	(2,076,837)	150,644	17,011,832	284,014	16,296	—
Voya Small Company Portfolio - Class I	15,368,634	4,012,809	(4,931,059)	2,933,115	17,383,499	66,090	(1,354,232)	2,223,284
Voya Strategic Income Opportunities Fund - Class R6	—	19,050,081	(2,088,982)	146,214	17,107,313	513,308	14,635	—
Voya U.S. Bond Index Portfolio - Class I	22,945,452	2,417,184	(25,041,647)	(320,989)	—	172,791	768,928	—
Voya U.S. High Dividend Low Volatility Fund - Class I	15,360,895	26,432,531	(43,153,184)	1,359,758	—	331,719	144,097	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	40,729,557	(16,144,418)	1,460,147	26,045,286	392,213	1,649,807	283,623
Voya U.S. Stock Index Portfolio - Class I	35,103,721	73,592,303	(17,634,685)	9,532,644	100,593,983	1,496,808	662,094	5,203,551
See Accompanying Notes to Financial Statements
96

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2019 (continued)

Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® Invesco Comstock Portfolio - Class I	50,697,935	14,074,839	(18,205,769)	(2,785,294)	43,781,711	1,079,428	4,497,633	8,550,445
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	62,766,825	27,537,012	(14,388,546)	10,576,563	86,491,854	1,401,947	(154,215)	4,137,916
VY® T. Rowe Price Growth Equity Portfolio - Class I	53,814,670	15,850,239	(10,731,880)	1,888,052	60,821,081	107,207	1,187,464	12,326,815
	$715,656,431	$368,086,147	$(386,606,195)	$83,927,182	$781,063,565	$15,275,953	$16,407,577	$40,845,590

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$204,586
Interest rate contracts	Net Assets — Unrealized appreciation*	147,368
Total Asset Derivatives		$351,954
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$225,536
Interest rate contracts	Net Assets — Unrealized depreciation*	527,424
Total Liability Derivatives		$752,960

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,381,110)
Interest rate contracts	382,113
Total	$(1,998,997)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$136,008
Interest rate contracts	(798,648)
Total	$(662,640)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $858,523,741.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$37,978,900
Gross Unrealized Depreciation	(28,314,434)
Net Unrealized Appreciation	$9,664,466
See Accompanying Notes to Financial Statements
97

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.8%
4,731	iShares 20+ Year Treasury Bond ETF	$640,956	1.8
10,316	iShares Core MSCI EAFE ETF	673,016	1.9
6,069	iShares Core S&P Small-Cap ETF	508,886	1.4
5,485	Vanguard Global ex-U.S. Real Estate ETF	324,109	0.9
4,518	Vanguard Real Estate ETF	419,225	1.2
4,735	Vanguard Russell 1000 Growth ETF	856,703	2.4
12,699	Vanguard Value ETF	1,521,975	4.2
	Total Exchange-Traded Funds (Cost $4,697,617)	4,944,870	13.8
MUTUAL FUNDS: 86.0%
	Affiliated Investment Companies: 86.0%
24,801	Voya Index Plus LargeCap Portfolio - Class I	713,512	2.0
137,065	Voya Intermediate Bond Fund - Class R6	1,419,991	4.0
30,536	Voya Large-Cap Growth Fund - Class R6	1,469,708	4.1
50,582	Voya MidCap Opportunities Portfolio - Class I	704,108	2.0
183,201	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,370,621	6.6
357,170	Voya Multi-Manager International Equity Fund - Class I	4,257,461	11.9
305,321	Voya Multi-Manager International Factors Fund - Class I	2,964,668	8.3
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
72,159	Voya Multi-Manager Mid Cap Value Fund - Class I	$707,881	2.0
70,688	Voya Short Term Bond Fund - Class R6	696,985	2.0
64,015	Voya Small Company Portfolio - Class I	1,090,823	3.1
34,055	Voya Strategic Income Opportunities Fund - Class R6	351,109	1.0
88,538	Voya U.S. High Dividend Low Volatility Fund - Class R6	1,116,466	3.1
253,045	Voya U.S. Stock Index Portfolio - Class I	4,299,237	12.1
132,664	VY® Invesco Comstock Portfolio - Class I	2,280,494	6.4
120,451	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,542,478	9.9
32,782	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,669,461	7.5
	Total Mutual Funds (Cost $30,294,078)	30,655,003	86.0
	Total Investments in Securities (Cost $34,991,695)	$35,599,873	99.8
	Assets in Excess of Other Liabilities	53,875	0.2
	Net Assets	$35,653,748	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,944,870	$—	$—	$4,944,870
Mutual Funds	30,655,003	—	—	30,655,003
Total Investments, at fair value	$35,599,873	$—	$—	$35,599,873

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
98

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$239,972	$34,187	$(277,350)	$3,191	$—	$—	$26,587	$—
Voya Floating Rate Fund - Class I	727,431	63,429	(825,441)	34,581	—	6,865	(17,695)	—
Voya Index Plus LargeCap Portfolio - Class I	1,278,805	416,130	(1,196,075)	214,652	713,512	8,977	26,146	49,421
Voya Intermediate Bond Fund - Class R6	917,430	2,249,645	(1,764,996)	17,912	1,419,991	54,677	75,826	1,120
Voya International Index Portfolio - Class I	1,696,945	267,314	(2,246,096)	281,837	—	—	(86,769)	—
Voya Large Cap Value Fund - Class R6	859,227	248,590	(1,264,596)	156,779	—	5,224	(38,581)	—
Voya Large-Cap Growth Fund - Class R6	1,340,399	805,608	(1,072,026)	395,727	1,469,708	8,764	(47,836)	52,114
Voya MidCap Opportunities Portfolio - Class I	610,287	338,220	(343,682)	99,283	704,108	1,811	(307)	71,814
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,336,421	1,531,339	(880,503)	383,364	2,370,621	38,034	(49,085)	11,754
Voya Multi-Manager International Equity Fund - Class I	1,940,888	2,611,460	(795,079)	500,192	4,257,461	80,207	28,662	—
Voya Multi-Manager International Factors Fund - Class I	1,695,681	1,583,845	(618,185)	303,327	2,964,668	89,813	(28,394)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	608,181	341,805	(412,038)	169,933	707,881	7,778	(65,450)	56,845
Voya Short Term Bond Fund - Class R6	—	818,363	(126,429)	5,051	696,985	11,053	1,153	—
Voya Small Company Portfolio - Class I	730,631	551,273	(345,522)	154,441	1,090,823	3,556	(71,635)	119,535
Voya Strategic Income Opportunities Fund - Class R6	—	812,376	(462,858)	1,591	351,109	19,014	3,628	—
Voya U.S. Bond Index Portfolio - Class I	484,779	502,702	(979,222)	(8,259)	—	4,530	19,670	—
Voya U.S. High Dividend Low Volatility Fund - Class I	486,840	1,295,431	(1,829,581)	47,310	—	12,328	10,701	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	1,798,241	(733,945)	52,170	1,116,466	16,199	57,497	11,794
Voya U.S. Stock Index Portfolio - Class I	1,611,832	5,223,268	(2,966,136)	430,273	4,299,237	65,369	(8,977)	259,103
VY® Invesco Comstock Portfolio - Class I	1,606,586	1,451,381	(720,549)	(56,924)	2,280,494	54,466	9,920	429,412
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,989,201	1,984,251	(754,644)	323,670	3,542,478	56,618	30,423	163,294
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,827,390	1,401,101	(686,942)	127,912	2,669,461	4,510	(65,938)	524,199
	$21,988,926	$26,329,959	$(21,301,895)	$3,638,013	$30,655,003	$549,793	$(190,454)	$1,750,405
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $35,422,510.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,219,556
Gross Unrealized Depreciation	(1,042,193)
Net Unrealized Appreciation	$177,363
See Accompanying Notes to Financial Statements
99

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.9%
106,221	Vanguard Global ex-U.S. Real Estate ETF	$6,276,599	1.0
87,496	Vanguard Real Estate ETF	8,118,754	1.2
110,052	Vanguard Russell 1000 Growth ETF	19,911,708	3.0
204,955	Vanguard Value ETF	24,563,857	3.7
	Total Exchange-Traded Funds (Cost $54,228,120)	58,870,918	8.9
MUTUAL FUNDS: 90.8%
	Affiliated Investment Companies: 90.8%
460,297	Voya Index Plus LargeCap Portfolio - Class I	13,242,750	2.0
1,401,245	Voya Intermediate Bond Fund - Class R6	14,516,900	2.2
483,578	Voya Large-Cap Growth Fund - Class R6	23,274,619	3.5
1,055,902	Voya MidCap Opportunities Portfolio - Class I	14,698,160	2.2
3,662,337	Voya Multi-Manager Emerging Markets Equity Fund - Class I	47,390,641	7.1
7,856,803	Voya Multi-Manager International Equity Fund - Class I	93,653,097	14.1
6,134,937	Voya Multi-Manager International Factors Fund - Class I	59,570,238	9.0
1,506,442	Voya Multi-Manager Mid Cap Value Fund - Class I	14,778,193	2.2
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,147,584	Voya Short Term Bond Fund - Class R6	$11,315,179	1.7
630,433	Voya Strategic Income Opportunities Fund - Class R6	6,499,767	1.0
1,309,055	Voya U.S. High Dividend Low Volatility Fund - Class R6	16,507,189	2.5
6,064,891	Voya U.S. Stock Index Portfolio - Class I	103,042,503	15.5
2,905,929	VY® Invesco Comstock Portfolio - Class I	49,952,927	7.5
1,220,802	VY® JPMorgan Small Cap Core Equity Portfolio Class I	19,789,207	3.0
2,235,438	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	65,744,231	9.9
608,297	VY® T. Rowe Price Growth Equity Portfolio - Class I	49,533,612	7.4
	Total Mutual Funds (Cost $593,760,944)	603,509,213	90.8
	Total Investments in Securities (Cost $647,989,064)	$662,380,131	99.7
	Assets in Excess of Other Liabilities	2,315,137	0.3
	Net Assets	$664,695,268	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$58,870,918	$—	$—	$58,870,918
Mutual Funds	603,509,213	—	—	603,509,213
Total Investments, at fair value	$662,380,131	$—	$—	$662,380,131
Other Financial Instruments+
Futures	296,925	—	—	296,925
Total Assets	$662,677,056	$—	$—	$662,677,056
Liabilities Table
Other Financial Instruments+
Futures	$(590,559)	$—	$—	$(590,559)
Total Liabilities	$(590,559)	$—	$—	$(590,559)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
100

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2019 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2019, the following futures contracts were outstanding for Voya Solution 2045 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	119	03/20/20	$9,940,070	$155,069
Mini MSCI EAFE Index	65	03/20/20	6,618,625	(13,336)
U.S. Treasury Ultra Long Bond	69	03/20/20	12,534,281	(404,590)
			$29,092,976	$(262,857)
Short Contracts:
S&P 500® E-Mini	(62)	03/20/20	(10,016,410)	(172,633)
U.S. Treasury 10-Year Note	(149)	03/20/20	(19,134,859)	141,856
			$(29,151,269)	$(30,777)
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$16,728,572	$393,876	$(17,653,656)	$531,208	$—	$—	$1,481,462	$—
Voya Floating Rate Fund - Class I	9,774,415	95,216	(10,359,550)	489,919	—	38,387	(309,697)	—
Voya Index Plus LargeCap Portfolio - Class I	42,080,982	2,933,260	(37,297,549)	5,526,057	13,242,750	187,052	1,776,926	1,029,791
Voya Intermediate Bond Fund - Class R6	23,724,672	16,585,850	(26,762,509)	968,887	14,516,900	526,912	(66,008)	11,717
Voya International Index Portfolio - Class I	44,623,675	1,740,921	(49,711,179)	3,346,583	—	—	2,077,628	—
Voya Large Cap Value Fund - Class R6	22,434,204	1,756,766	(27,392,858)	3,201,888	—	122,239	(302,648)	—
Voya Large-Cap Growth Fund - Class R6	42,103,213	4,693,983	(34,595,214)	11,072,637	23,274,619	141,822	(1,832,811)	843,274
Voya MidCap Opportunities Portfolio - Class I	19,682,117	3,140,413	(10,009,249)	1,884,879	14,698,160	40,812	1,093,341	1,606,559
Voya Multi-Manager Emerging Markets Equity Fund - Class I	39,110,566	7,033,784	(5,436,469)	6,682,760	47,390,641	770,400	1,844,622	238,202
Voya Multi-Manager International Equity Fund - Class I	50,293,499	41,557,405	(10,535,050)	12,337,243	93,653,097	1,792,102	(62,689)	—
Voya Multi-Manager International Factors Fund - Class I	39,056,534	21,685,422	(6,864,419)	5,692,701	59,570,238	1,834,643	135,034	—
Voya Multi-Manager Mid Cap Value Fund - Class I	19,614,055	3,016,146	(11,317,944)	3,465,936	14,778,193	164,683	(308,588)	1,203,498
Voya Short Term Bond Fund - Class R6	—	12,639,880	(1,422,702)	98,001	11,315,179	187,062	11,886	—
Voya Small Company Portfolio - Class I	16,829,602	393,876	(22,506,948)	5,283,470	—	—	(2,211,158)	—
Voya Strategic Income Opportunities Fund - Class R6	—	14,489,184	(8,035,625)	46,208	6,499,767	370,125	61,711	—
Voya U.S. Bond Index Portfolio - Class I	11,166,307	1,293,367	(12,265,735)	(193,939)	—	84,178	417,682	—
Voya U.S. High Dividend Low Volatility Fund - Class I	11,214,062	10,706,996	(22,928,390)	1,007,332	—	188,348	75,334	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	21,506,478	(6,133,102)	1,133,813	16,507,189	222,296	653,715	179,357
Voya U.S. Stock Index Portfolio - Class I	31,315,115	79,106,088	(16,747,541)	9,368,841	103,042,503	1,531,633	34,188	5,296,231
VY® Invesco Comstock Portfolio - Class I	42,710,314	17,204,740	(8,541,035)	(1,421,092)	49,952,927	1,229,224	986,425	9,736,539
VY® JPMorgan Small Cap Core Equity Portfolio - Class I	—	25,448,196	(2,385,518)	(3,273,471)	19,789,207	373,635	(565,860)	4,749,494
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	—	71,633,131	(7,566,542)	1,677,642	65,744,231	1,064,057	(61,860)	3,121,709
VY® T. Rowe Price Growth Equity Portfolio - Class I	42,093,423	13,636,089	(8,082,923)	1,887,023	49,533,612	87,113	296,233	10,021,153
	$524,555,327	$372,691,067	$(364,551,707)	$70,814,526	$603,509,213	$10,956,723	$5,224,868	$38,037,524

See Accompanying Notes to Financial Statements
101

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2019 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$155,069
Interest rate contracts	Net Assets — Unrealized appreciation*	141,856
Total Asset Derivatives		$296,925
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$185,969
Interest rate contracts	Net Assets — Unrealized depreciation*	404,590
Total Liability Derivatives		$590,559

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,610,052)
Interest rate contracts	278,705
Total	$(1,331,347)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$315,754
Interest rate contracts	(574,722)
Total	$(258,968)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $655,451,935.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$27,207,791
Gross Unrealized Depreciation	(20,573,229)
Net Unrealized Appreciation	$6,634,562
See Accompanying Notes to Financial Statements
102

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.6%
3,736	iShares 20+ Year Treasury Bond ETF	$506,153	1.6
9,309	iShares Core MSCI EAFE ETF	607,319	1.9
5,476	iShares Core S&P Small-Cap ETF	459,163	1.5
4,949	Vanguard Global ex-U.S. Real Estate ETF	292,436	0.9
4,077	Vanguard Real Estate ETF	378,305	1.2
5,128	Vanguard Russell 1000 Growth ETF	927,809	2.9
9,549	Vanguard Value ETF	1,144,448	3.6
	Total Exchange-Traded Funds (Cost $4,064,665)	4,315,633	13.6
MUTUAL FUNDS: 86.2%
	Affiliated Investment Companies: 86.2%
43,979	Voya Index Plus LargeCap Portfolio - Class I	1,265,271	4.0
30,672	Voya Intermediate Bond Fund - Class R6	317,763	1.0
20,293	Voya Large-Cap Growth Fund - Class R6	976,685	3.1
174,932	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,263,617	7.2
389,703	Voya Multi-Manager International Equity Fund - Class I	4,645,264	14.7
278,024	Voya Multi-Manager International Factors Fund - Class I	2,699,613	8.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
71,972	Voya Multi-Manager Mid Cap Value Fund - Class I	$706,042	2.2
51,083	Voya U.S. High Dividend Low Volatility Fund - Class R6	644,152	2.0
285,129	Voya U.S. Stock Index Portfolio - Class I	4,844,342	15.3
140,326	VY® Invesco Comstock Portfolio - Class I	2,412,212	7.6
59,043	VY® JPMorgan Small Cap Core Equity Portfolio Class I	957,081	3.0
85,436	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	2,512,678	7.9
56,593	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	707,417	2.2
29,114	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,370,745	7.5
	Total Mutual Funds (Cost $27,133,528)	27,322,882	86.2
	Total Investments in Securities (Cost $31,198,193)	$31,638,515	99.8
	Assets in Excess of Other Liabilities	50,721	0.2
	Net Assets	$31,689,236	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,315,633	$—	$—	$4,315,633
Mutual Funds	27,322,882	—	—	27,322,882
Total Investments, at fair value	$31,638,515	$—	$—	$31,638,515

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
103

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$201,852	$25,640	$(230,063)	$2,571	$—	$—	$22,392	$—
Voya Index Plus LargeCap Portfolio - Class I	1,523,289	598,628	(1,159,937)	303,291	1,265,271	15,126	(11,234)	83,273
Voya Intermediate Bond Fund - Class R6	599,535	1,503,738	(1,790,067)	4,557	317,763	17,339	28,116	248
Voya International Index Portfolio - Class I	1,411,776	194,094	(1,840,335)	234,465	—	—	(74,256)	—
Voya Large Cap Value Fund - Class R6	805,045	215,611	(1,167,131)	146,475	—	4,918	(35,691)	—
Voya Large-Cap Growth Fund - Class R6	1,524,098	713,030	(1,685,264)	424,821	976,685	5,826	(75,788)	34,644
Voya MidCap Opportunities Portfolio - Class I	610,684	77,587	(794,410)	106,139	—	667	13,527	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,314,710	1,386,885	(851,901)	413,923	2,263,617	36,425	(100,221)	11,258
Voya Multi-Manager International Equity Fund - Class I	2,022,770	2,716,080	(655,369)	561,783	4,645,264	87,850	(6,154)	—
Voya Multi-Manager International Factors Fund - Class I	1,413,721	1,447,439	(436,079)	274,532	2,699,613	82,093	(44,206)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	608,534	332,789	(405,355)	170,074	706,042	7,783	(67,747)	56,878
Voya Small Company Portfolio - Class I	609,220	76,919	(860,218)	174,079	—	—	(60,255)	—
Voya Strategic Income Opportunities Fund - Class R6	—	735,324	(735,324)	—	—	15,519	3,660	—
Voya U.S. Bond Index Portfolio - Class I	404,169	385,839	(783,134)	(6,874)	—	3,539	16,218	—
Voya U.S. High Dividend Low Volatility Fund - Class I	405,933	397,988	(844,357)	40,436	—	5,979	6,774	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	768,118	(160,511)	36,545	644,152	7,889	16,214	6,862
Voya U.S. Stock Index Portfolio - Class I	1,851,341	5,187,990	(2,695,882)	500,893	4,844,342	72,417	(1,085)	263,470
VY® Invesco Comstock Portfolio - Class I	1,546,237	1,541,658	(613,533)	(62,150)	2,412,212	57,704	(18,360)	453,147
VY® JPMorgan Small Cap Core Equity Portfolio Class I	—	1,261,523	(163,475)	(140,967)	957,081	17,296	(31,110)	217,362
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	—	2,827,450	(374,834)	60,062	2,512,678	39,745	(2,513)	108,539
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio Class I	—	802,760	(100,418)	5,075	707,417	1,809	(4,262)	61,398
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,523,729	1,254,221	(496,500)	89,295	2,370,745	3,848	(53,048)	456,891
	$18,376,643	$24,451,311	$(18,844,097)	$3,339,025	$27,322,882	$483,772	$(479,029)	$1,753,970
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $31,677,666.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,140,967
Gross Unrealized Depreciation	(1,180,118)
Net Unrealized Depreciation	$(39,151)
See Accompanying Notes to Financial Statements
104

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.2%
36,579	Vanguard Global ex-U.S. Real Estate ETF	$2,161,453	0.9
30,130	Vanguard Real Estate ETF	2,795,763	1.2
44,214	Vanguard Russell 1000 Growth ETF	7,999,639	3.5
70,579	Vanguard Value ETF	8,458,893	3.6
	Total Exchange-Traded Funds (Cost $19,591,717)	21,415,748	9.2
MUTUAL FUNDS: 90.6%
	Affiliated Investment Companies: 90.6%
321,452	Voya Index Plus LargeCap Portfolio - Class I	9,248,174	4.0
595,290	Voya Intermediate Bond Fund - Class R6	6,167,200	2.7
147,143	Voya Large-Cap Growth Fund - Class R6	7,081,974	3.0
1,370,126	Voya Multi-Manager Emerging Markets Equity Fund - Class I	17,729,431	7.6
2,941,914	Voya Multi-Manager International Equity Fund - Class I	35,067,618	15.1
2,145,437	Voya Multi-Manager International Factors Fund - Class I	20,832,195	9.0
584,486	Voya Multi-Manager Mid Cap Value Fund - Class I	5,733,808	2.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
368,211	Voya U.S. High Dividend Low Volatility Fund - Class R6	$4,643,146	2.0
2,216,600	Voya U.S. Stock Index Portfolio - Class I	37,660,040	16.2
1,021,924	VY® Invesco Comstock Portfolio - Class I	17,566,874	7.6
429,242	VY® JPMorgan Small Cap Core Equity Portfolio Class I	6,958,005	3.0
624,473	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	18,365,752	7.9
458,483	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	5,731,038	2.5
212,419	VY® T. Rowe Price Growth Equity Portfolio - Class I	17,297,266	7.5
	Total Mutual Funds (Cost $207,471,807)	210,082,521	90.6
	Total Investments in Securities (Cost $227,063,524)	$231,498,269	99.8
	Assets in Excess of Other Liabilities	551,734	0.2
	Net Assets	$232,050,003	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$21,415,748	$—	$—	$21,415,748
Mutual Funds	210,082,521	—	—	210,082,521
Total Investments, at fair value	$231,498,269	$—	$—	$231,498,269
Other Financial Instruments+
Futures	102,383	—	—	102,383
Total Assets	$231,600,652	$—	$—	$231,600,652

105

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Liabilities Table
Other Financial Instruments+
Futures	$(205,946)	$—	$—	$(205,946)
Total Liabilities	$(205,946)	$—	$—	$(205,946)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2019, the following futures contracts were outstanding for Voya Solution 2055 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	41	03/20/20	$3,424,730	$53,427
Mini MSCI EAFE Index	22	03/20/20	2,240,150	(4,514)
U.S. Treasury Ultra Long Bond	24	03/20/20	4,359,750	(142,960)
			$10,024,630	$(94,047)
Short Contracts:
S&P 500® E-Mini	(21)	03/20/20	(3,392,655)	(58,472)
U.S. Treasury 10-Year Note	(51)	03/20/20	(6,549,516)	48,956
			$(9,942,171)	$(9,516)
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$5,024,582	$356,505	$(5,665,057)	$283,970	$—	$—	$335,810	$—
Voya Index Plus LargeCap Portfolio - Class I	12,639,490	2,812,388	(8,248,510)	2,044,806	9,248,174	122,515	280,481	674,492
Voya Intermediate Bond Fund - Class R6	6,706,562	4,463,460	(5,403,122)	400,300	6,167,200	235,252	(7,964)	4,962
Voya International Index Portfolio - Class I	13,400,794	1,190,413	(15,711,901)	1,120,694	—	—	555,848	—
Voya Large Cap Value Fund - Class R6	6,728,894	988,841	(8,923,485)	1,205,750	—	40,071	(295,507)	—
Voya Large-Cap Growth Fund - Class R6	12,646,171	3,013,668	(12,017,289)	3,439,424	7,081,974	42,757	(605,350)	254,231
Voya MidCap Opportunities Portfolio - Class I	5,911,749	385,991	(6,836,288)	538,548	—	5,371	550,613	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	12,586,417	4,255,493	(1,658,293)	2,545,814	17,729,431	287,108	389,314	88,756
Voya Multi-Manager International Equity Fund - Class I	16,784,520	17,191,226	(3,039,117)	4,130,989	35,067,618	668,143	231,781	—
Voya Multi-Manager International Factors Fund - Class I	11,730,913	9,266,311	(1,947,093)	1,782,064	20,832,195	638,674	73,493	—
Voya Multi-Manager Mid Cap Value Fund - Class I	5,891,291	1,778,956	(3,255,934)	1,319,495	5,733,808	63,631	(376,998)	465,014
Voya Small Company Portfolio - Class I	5,054,979	356,505	(6,895,199)	1,483,715	—	—	(538,203)	—
Voya U.S. Bond Index Portfolio - Class I	3,353,811	483,305	(3,779,199)	(57,917)	—	23,566	127,586	—
Voya U.S. High Dividend Low Volatility Fund - Class I	3,368,256	823,783	(4,501,998)	309,959	—	41,869	25,079	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	4,339,694	(94,381)	397,833	4,643,146	50,969	7,757	50,140
Voya U.S. Stock Index Portfolio - Class I	10,256,862	29,485,415	(5,541,895)	3,459,658	37,660,040	554,566	(144,243)	1,830,581
106

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2019 (continued)

Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® Invesco Comstock Portfolio - Class I	12,828,423	8,167,598	(2,474,473)	(954,674)	17,566,874	423,504	596,896	3,317,297
VY® JPMorgan Small Cap Core Equity Portfolio Class I	—	8,932,091	(880,189)	(1,093,897)	6,958,005	128,065	(199,954)	1,616,414
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	—	20,066,199	(2,171,257)	470,810	18,365,752	293,836	(19,424)	823,197
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio Class I	—	6,321,736	(624,937)	34,239	5,731,038	14,970	(22,203)	511,462
VY® T. Rowe Price Growth Equity Portfolio - Class I	12,643,172	6,569,797	(2,494,579)	578,876	17,297,266	28,855	(49,403)	3,394,139
	$157,556,886	$131,249,375	$(102,164,196)	$23,440,456	$210,082,521	$3,663,722	$915,409	$13,030,685

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$53,427
Interest rate contracts	Net Assets — Unrealized appreciation*	48,956
Total Asset Derivatives		$102,383
Liability Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$62,986
Interest rate contracts	Net Assets — Unrealized appreciation*	142,960
Total Liability Derivatives		$205,946

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(515,951)
Interest rate contracts	84,161
Total	$(431,790)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$88,168
Interest rate contracts	(187,751)
Total	$(99,583)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $229,555,787.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$9,282,650
Gross Unrealized Depreciation	(7,443,731)
Net Unrealized Appreciation	$1,838,919
107

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.9%
1,416	iShares 20+ Year Treasury Bond ETF	$191,840	1.1
5,029	iShares Core MSCI EAFE ETF	328,092	1.9
2,958	iShares Core S&P Small-Cap ETF	248,028	1.4
3,342	Vanguard Global ex-U.S. Real Estate ETF	197,479	1.1
2,643	Vanguard Real Estate ETF	245,244	1.4
3,232	Vanguard Russell 1000 Growth ETF	584,766	3.4
5,159	Vanguard Value ETF	618,306	3.6
	Total Exchange-Traded Funds (Cost $2,257,831)	2,413,755	13.9
MUTUAL FUNDS: 85.9%
	Affiliated Investment Companies: 85.9%
24,044	Voya Index Plus LargeCap Portfolio - Class I	691,750	4.0
11,287	Voya Large-Cap Growth Fund - Class R6	543,221	3.1
102,451	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,325,711	7.6
213,439	Voya Multi-Manager International Equity Fund - Class I	2,544,191	14.7
152,311	Voya Multi-Manager International Factors Fund - Class I	1,478,939	8.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
43,723	Voya Multi-Manager Mid Cap Value Fund - Class I	$428,922	2.5
28,054	Voya U.S. High Dividend Low Volatility Fund - Class R6	353,766	2.0
150,768	Voya U.S. Stock Index Portfolio - Class I	2,561,546	14.8
77,290	VY® Invesco Comstock Portfolio - Class I	1,328,618	7.7
32,463	VY® JPMorgan Small Cap Core Equity Portfolio Class I	526,225	3.0
46,906	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,379,506	8.0
34,298	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	428,727	2.5
15,936	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,297,631	7.5
	Total Mutual Funds (Cost $14,708,912)	14,888,753	85.9
	Total Investments in Securities (Cost $16,966,743)	$17,302,508	99.8
	Assets in Excess of Other Liabilities	32,097	0.2
	Net Assets	$17,334,605	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,413,755	$—	$—	$2,413,755
Mutual Funds	14,888,753	—	—	14,888,753
Total Investments, at fair value	$17,302,508	$—	$—	$17,302,508

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
108

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$108,397	$12,096	$(121,951)	$1,458	$—	$—	$12,001	$—
Voya Index Plus LargeCap Portfolio - Class I	813,355	374,274	(654,793)	158,914	691,750	8,174	(1,635)	45,000
Voya Intermediate Bond Fund - Class R6	321,781	751,453	(1,075,527)	2,293	—	10,235	18,791	—
Voya International Index Portfolio - Class I	754,253	124,928	(997,274)	118,093	—	—	(31,971)	—
Voya Large Cap Value Fund - Class R6	431,940	131,529	(636,443)	72,974	—	2,676	(13,578)	—
Voya Large-Cap Growth Fund - Class R6	813,785	479,957	(963,757)	213,236	543,221	3,193	(26,460)	18,985
Voya MidCap Opportunities Portfolio - Class I	326,068	49,399	(430,897)	55,430	—	356	8,789	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	701,384	994,371	(598,005)	227,961	1,325,711	21,208	(55,544)	6,553
Voya Multi-Manager International Equity Fund - Class I	1,080,065	1,631,676	(489,852)	322,302	2,544,191	47,770	(20,815)	—
Voya Multi-Manager International Factors Fund - Class I	754,866	880,262	(318,399)	162,210	1,478,939	44,643	(36,250)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	324,927	224,197	(207,962)	87,760	428,922	4,698	(33,484)	34,335
Voya Small Company Portfolio - Class I	325,292	49,044	(464,625)	90,289	—	—	(29,211)	—
Voya U.S. Bond Index Portfolio - Class I	215,804	216,647	(428,840)	(3,611)	—	2,000	8,582	—
Voya U.S. High Dividend Low Volatility Fund - Class I	216,747	151,159	(389,322)	21,416	—	2,827	2,841	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	380,576	(48,068)	21,258	353,766	3,922	3,984	3,734
Voya U.S. Stock Index Portfolio - Class I	989,978	3,003,975	(1,696,863)	264,456	2,561,546	38,076	(1,427)	138,160
VY® Invesco Comstock Portfolio - Class I	825,563	954,981	(429,329)	(22,597)	1,328,618	31,279	(21,759)	245,472
VY® JPMorgan Small Cap Core Equity Portfolio Class I	—	714,208	(115,346)	(72,637)	526,225	9,363	(20,288)	117,596
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	—	1,593,687	(247,559)	33,378	1,379,506	21,630	(1,618)	58,550
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio Class I	—	500,121	(75,699)	4,305	428,727	1,091	(3,740)	37,047
VY® T. Rowe Price Growth Equity Portfolio - Class I	813,583	757,040	(328,921)	55,929	1,297,631	2,090	(38,072)	247,725
	$9,817,788	$13,975,580	$(10,719,432)	$1,814,817	$14,888,753	$255,231	$(280,864)	$953,157
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $17,289,596.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$670,588
Gross Unrealized Depreciation	(657,676)
Net Unrealized Appreciation	$12,912
See Accompanying Notes to Financial Statements
109

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Solution Aggressive Portfolio
Class ADV	NII	$0.1590
Class I	NII	$0.2181
Class R6	NII	$0.2183
Class S	NII	$0.1793
Class S2	NII	$0.1879
All Classes	LTCG	$0.9867
Voya Solution Balanced Portfolio
Class ADV	NII	$0.1881
Class I	NII	$0.2557
Class R6	NII	$0.2558
Class S	NII	$0.2277
Class S2	NII	$0.2344
All Classes	LTCG	$0.6103
Voya Solution Conservative Portfolio
Class ADV	NII	$0.2074
Class I	NII	$0.2608
Class R6	NII	$0.2608
Class S	NII	$0.2289
Class S2	NII	$0.2096
All Classes	LTCG	$0.0862
Voya Solution Income Portfolio
Class ADV	NII	$0.3052
Class I	NII	$0.3728
Class S	NII	$0.3341
Class S2	NII	$0.3114
Class T	NII	$0.2910
All Classes	STCG	$0.0317
All Classes	LTCG	$0.2103
Voya Solution Moderately Aggressive Portfolio
Class ADV	NII	$0.2625
Class I	NII	$0.3315
Class R6	NII	$0.3316
Class S	NII	$0.2946
Class S2	NII	$0.2651
All Classes	STCG	$0.0039
All Classes	LTCG	$1.0225
Voya Solution Moderately Conservative Portfolio
Class ADV	NII	$0.1616
Class I	NII	$0.2212
Class R6	NII	$0.2212
Class S	NII	$0.1996
Class S2	NII	$0.2132
All Classes	LTCG	$0.1962
Voya Solution 2020 Portfolio
Class ADV	NII	$0.3074
Class I	NII	$0.3764
Class S	NII	$0.3406
Class S2	NII	$0.2796
Class T	NII	$0.2985
All Classes	LTCG	$0.6096
Voya Solution 2025 Portfolio
Class ADV	NII	$0.2459
Class I	NII	$0.3112
Class S	NII	$0.2773
Class S2	NII	$0.2454
Class T	NII	$0.1752
Portfolio Name	Type	Per Share Amount
Voya Solution 2025 Portfolio (continued)
All Classes	STCG	$0.0089
All Classes	LTCG	$0.6664
Voya Solution 2030 Portfolio
Class ADV	NII	$0.2533
Class I	NII	$0.3174
Class S	NII	$0.2821
Class S2	NII	$0.2408
Class T	NII	$0.2437
All Classes	STCG	$0.0185
All Classes	LTCG	$0.9125
Voya Solution 2035 Portfolio
Class ADV	NII	$0.2360
Class I	NII	$0.3049
Class S	NII	$0.2710
Class S2	NII	$0.2442
Class T	NII	$0.1566
All Classes	STCG	$0.0030
All Classes	LTCG	$0.9227
Voya Solution 2040 Portfolio
Class ADV	NII	$0.2586
Class I	NII	$0.3215
Class S	NII	$0.2858
Class S2	NII	$0.2558
Class T	NII	$0.1999
All Classes	LTCG	$1.0552
Voya Solution 2045 Portfolio
Class ADV	NII	$0.1989
Class I	NII	$0.2671
Class S	NII	$0.2341
Class S2	NII	$0.2005
Class T	NII	$0.0944
All Classes	STCG	$0.0091
All Classes	LTCG	$1.0860
Voya Solution 2050 Portfolio
Class ADV	NII	$0.2195
Class I	NII	$0.2838
Class S	NII	$0.2502
Class S2	NII	$0.2015
Class T	NII	$0.1803
All Classes	LTCG	$1.1255
Voya Solution 2055 Portfolio
Class ADV	NII	$0.1966
Class I	NII	$0.2692
Class S	NII	$0.2333
Class S2	NII	$0.1949
Class T	NII	$0.0973
All Classes	STCG	$0.0063
All Classes	LTCG	$1.1522
Voya Solution 2060 Portfolio
Class ADV	NII	$0.1473
Class I	NII	$0.1890
Class S	NII	$0.1653
Class S2	NII	$0.1450
Class T	NII	$0.1036
All Classes	STCG	$0.0170
All Classes	LTCG	$0.6870

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
110

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Solution Aggressive Portfolio	44.54%
Voya Solution Balanced Portfolio	35.09%
Voya Solution Conservative Portfolio	15.61%
Voya Solution Income Portfolio	18.61%
Voya Solution Moderately Aggressive Portfolio	40.32%
Voya Solution Moderately Conservative Portfolio	23.78%
Voya Solution 2020 Portfolio	25.87%
Voya Solution 2025 Portfolio	29.84%
Voya Solution 2030 Portfolio	32.76%
Voya Solution 2035 Portfolio	36.31%
Voya Solution 2040 Portfolio	39.70%
Voya Solution 2045 Portfolio	39.49%
Voya Solution 2050 Portfolio	43.45%
Voya Solution 2055 Portfolio	40.44%
Voya Solution 2060 Portfolio	39.68%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Solution Aggressive Portfolio	$1,455,126
Voya Solution Balanced Portfolio	3,344,512
Voya Solution Conservative Portfolio	145,002
Voya Solution Income Portfolio	5,951,736
Voya Solution Moderately Aggressive Portfolio	46,647,449
Voya Solution Moderately Conservative Portfolio	738,076
Voya Solution 2020 Portfolio	1,494,564
Voya Solution 2025 Portfolio	45,142,629
Voya Solution 2030 Portfolio	2,322,107
Voya Solution 2035 Portfolio	62,124,081
Voya Solution 2040 Portfolio	2,059,165
Voya Solution 2045 Portfolio	55,716,452
Voya Solution 2050 Portfolio	1,821,588
Voya Solution 2055 Portfolio	16,562,207
Voya Solution 2060 Portfolio	852,776
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2019:
111

TAX INFORMATION (Unaudited) (continued)

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Solution Aggressive Portfolio	$8,179	$0.0050	19.73%
Voya Solution Balanced Portfolio	12,190	0.0021	7.76%
Voya Solution Conservative Portfolio	1,491	0.0009	2.79%
Voya Solution Income Portfolio	61,088	0.0022	8.50%
Voya Solution Moderately Aggressive Portfolio	188,824	0.0039	15.75%
Voya Solution Moderately Conservative Portfolio	5,619	0.0015	5.41%
Voya Solution 2020 Portfolio	6,291	0.0022	7.97%
Voya Solution 2025 Portfolio	282,509	0.0039	16.42%
Voya Solution 2030 Portfolio	18,054	0.0060	19.31%
Voya Solution 2035 Portfolio	421,305	0.0057	25.76%
Voya Solution 2040 Portfolio	17,160	0.0079	23.73%
Voya Solution 2045 Portfolio	362,871	0.0064	30.85%
Voya Solution 2050 Portfolio	17,115	0.0092	29.96%
Voya Solution 2055 Portfolio	132,292	0.0080	35.11%
Voya Solution 2060 Portfolio	9,470	0.0066	28.81%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
112

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	146	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	November 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	146	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	146	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	146	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	146	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	January 2006 – Present	Consultant (May 2001 – Present).	146	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	October 2015 – Present	Retired.	146	None.
113

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Director who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*
Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Director of the Board.

114

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
115

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

116

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 21, 2019, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio, each a series of the Company (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Directors periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment

117

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. In addition, the Board considered certain Portfolio’s contractual management fee schedule compared to other third-party sub-advised funds,

118

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

other funds the Sub-Adviser manages and/or their proprietary funds (if applicable) identified by the Manager. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Solution Aggressive Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods

119

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

presented, with the exception of the one-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Balanced Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, the third quintile for the year-to-date and three-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, three-year and ten-year periods, and underperformed for the one-year and five-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Conservative Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, the second quintile for the one-year and three-year periods, and the third quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the

120

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, the second quintile for the one-year, three-year and ten-year periods, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding tits belief that the Portfolio’s pricing is competitive and the competitiveness of the Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Moderately Aggressive Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Moderately Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board

121

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Moderately Conservative Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Moderately Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, the second quintile for the three-year and ten-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for the five-year and ten-year periods, underperformed for the one-year and three-year periods, and its performance was equal to the performance of its primary benchmark for the year-to-date period.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2020 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2020 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, the second quintile for the one-year period, the third quintile for the three-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed. In analyzing this performance data, the Board took into account

122

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2025 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, and the third quintile for the year-to-date, one-year, three-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that that the Portfolio’s pricing is competitive and the competitiveness of the Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2030 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2030 Portfolio, the Board considered that, based on performance data for the

123

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, the second quintile for the year-to-date period, the third quintile for the three-year period, and the fourth quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2035 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and five-year periods, the third quintile for the three-year and ten-year periods, and the fifth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for the one-year, five-year and ten-year periods and outperformed for the year-to-date and three-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal

124

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2040 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the year-to-date and three-year periods, and the fifth quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date and five-year periods, and underperformed for the one-year and three-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in it Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the
Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2045 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, five-year and ten-year periods, and the fifth quintile for the one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; (2) the impact of asset allocation positioning on the Portfolio’s performance; (3) its belief that the Sub-Adviser can improve the Portfolio’s long-term performance; and (4) ongoing periodic monitoring of the Portfolio’s performance by management and the Board or its Investment Review Committee.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and the competitiveness of the Solution Portfolios’ expense ratios when compared to peers identified by management.

125

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2050 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the year-to-date period, the fourth quintile for the three-year period, and the fifth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; (2) the impact of asset allocation positioning on the Portfolio’s performance; (3) its belief that the Sub-Adviser can improve the Portfolio’s long-term performance; and (4) ongoing periodic monitoring of the Portfolio’s performance by management and the Board or its Investment Review Committee.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of the AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2055 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and five-year periods, and the fifth quintile for the one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; (2) the impact of asset allocation positioning on the Portfolio’s performance; (3) its belief that the Sub-Adviser can improve the Portfolio’s long-term performance; and (4) ongoing periodic monitoring of the Portfolio’s performance by management and the Board or its Investment Review Committee.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the

126

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of the AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2060 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date period, and the fifth quintile for the one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date period and underperformed for the one-year and three-year periods. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of asset allocation positioning on the Portfolio’s performance; (2) its belief that the Sub-Adviser can improve the Portfolio’s long-term performance; and (3) ongoing periodic monitoring of the Portfolio’s performance by management and the Board or its Investment Review Committee.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of the AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

127

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VSOL (1219-021420)

Annual Report
December 31, 2019
Classes ADV, I, S, S2 and Z
Voya Partners, Inc.
■ Voya Index Solution Income Portfolio	■ Voya Index Solution 2040 Portfolio
■ Voya Index Solution 2020 Portfolio	■ Voya Index Solution 2045 Portfolio
■ Voya Index Solution 2025 Portfolio	■ Voya Index Solution 2050 Portfolio
■ Voya Index Solution 2030 Portfolio	■ Voya Index Solution 2055 Portfolio
■ Voya Index Solution 2035 Portfolio	■ Voya Index Solution 2060 Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New season, last year’s plot
Dear Shareholder,
The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.
So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.
Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.
With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 21, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.
A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)
Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.
Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in
August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.
And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.
In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.
In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.
In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2020 Index,
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index and
S&P Target Date 2060+ Index	Each index seeks to represent the market consensus for asset allocations which target an approximate 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2060 retirement horizon, respectively.
3

Voya Index Solution Portfolios	Portfolio Managers’ Report

The Voya Index Solution Portfolios consist of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio*, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio (each a “Portfolio” or collectively, the “Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Target Asset Allocation”) designed for investors expecting to retire around the year applicable to that Portfolio. These Target Asset Allocations as of December 31, 2019 are set out in the table below. The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Barbara Reinhard, CFA, Portfolio Managers** of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: Each Portfolio’s performance against its respective benchmark can be found on page 6.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2019.
All of the Portfolios started the 12-month reporting period with overweight positions in domestic large blend, short duration bonds and long government bonds. These positions were funded by underweight positions in domestic mid-cap, international equities, real estate investment trusts (“REITs”), core U.S. fixed income and high-yield bonds. Three trades were placed in January across the Portfolios. In early January 2019, the Portfolios initiated an underweight to senior loans, lowering their overall credit exposure and realizing gains earned from the solid recovery in the loan market post-December 2018 selloff. In addition, with the U.S. Federal Open Market Committee (“FOMC”) having moved closer to concluding its tightening cycle, in our opinion, the need for a floating rate component was minimized. Proceeds from the sale were moved into short-term bonds. In mid-January, the Portfolios reduced their equity exposure by selling international developed equities for short-term bonds following a meaningful bounce off the December 2018 lows. At the end of January 2019, the Portfolios unwound a portion of their underweight to REITs, funded by selling domestic large cap equities.
In early February, we shortened duration across the Portfolios by swapping long-term Treasuries for core fixed income. The trade was primarily the result of our 10-year bond fair value model signaling over-valuation and a slightly more optimistic economic growth outlook. At the end of March, the Portfolios’ allocation to commodities was eliminated, as their betas became increasingly leveraged to emerging markets, giving them less of a diversifying property than in the past. Proceeds from the sale were used to purchase domestic large-cap equities.
As part of their annual review process, the Portfolios glided down at the end of April and also made adjustments to their strategic asset allocation targets. This was done to reflect revised long-term capital market expectations for a range of asset classes. This resulted in an overall decrease in equities across the 2045 – 2020 Portfolios and changes in the strategic sub-asset allocations. The most notable changes included increased allocations to U.S. large-cap, core fixed income and Treasury Inflation-Protected Securities. These adjustments were funded by decreased allocations to U.S. mid-cap, developed international and emerging market equities and senior loans. During the review, we also removed commodities as a strategic asset class from the Portfolios.
At the end of May, the Portfolios purchased long-maturity Treasury bonds, funded by selling intermediate bonds. At the time of the trade, the potential impacts of trade war actions, combined with recent weakness in U.S. capital investment and retail sales, were suggesting a lower trajectory for economic growth. We reversed this position in June as fears of a slowdown abated.
In June, we lowered equity exposure within the 2020 vintage, as the first of a four-part equity glide down to eventually merge the 2020 vintage into the Income vintage on August 7, 2020.
In early August, the Portfolios reduced their allocation to emerging markets equity in favor of domestic large-cap equity. At the time of the trade, FOMC policy indicated less supportive policy action than expected, supporting a stronger U.S. dollar — a historical headwind to emerging markets equities. In the middle of August, the Portfolios reduced their overall equity exposure by selling domestic large-cap in favor of core U.S. fixed income, reflective of expectations for soft industrial data and a lack of support from sentiment measures. This trade was unwound at the beginning of September after having reached its stop-loss range.
In September, the Portfolios increased their exposure to domestic small-cap equity, after being underweight to the asset class over the course of two years. At the time of the trade, underperformance of small-cap equities had reached historical extremes and valuations had become what we believed to be attractive, indicating potential performance reversal. In addition, we felt lower interest rates driven by FOMC policy should be supportive of growth, which is tracked closely by small-cap stocks. The final trade in the third quarter extended duration across the suite as a defensive measure in a volatile market punctuated by oil shocks.
4

Portfolio Managers’ Report	Voya Index Solution Portfolios

Three trades were enacted across the Portfolios in October. The first trade reduced the existing duration underweight of the Portfolios through the purchase of long government bonds, funded by intermediate bonds. This positioning reflected our belief that U.S. employment will likely weaken from its current pace, leading to continued easing by the FOMC. The second and third trades of the month sought to diversify the Portfolios’ existing equity overweight, rotating a portion from domestic into both developed international and emerging market equities. At the time of the trades, recent foreign data, such as global Purchasing Manager Indices (“PMIs”), supported the idea that the global economy had stopped slumping and was stabilizing.
During the year, tactical moves relative to our strategic benchmarks had a negative impact across the suite.
During the year, the Portfolios utilized various futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions.
Current Strategy and Outlook: After several months of easing in monetary policy from global central banks, the effects are beginning to trickle through to the real economy. For example, in our view, the manufacturing sector is showing signs of life, while consumer demand remains strong. We believe relaxed financial conditions and a robust labor market are likely to keep the marginal improvement trend in place. We view the likelihood of a U.S. recession over the next 12 months as low. We believe that central banks appear willing to provide sufficient liquidity to prolong the cycle, inflation is tame and there are no materially worrisome signs of financial excess.
What’s more, in our opinion, the probability of an exogenous shock has declined as U.S. and Chinese officials appear to be making progress on trade. Assuring us of this opinion are strong non-farm payrolls, contained high yield spreads and decent consumer confidence, which is corroborated by strong auto sales. Furthermore, although we have discounted the yield curve as a leading indicator of recession given the distortions arising from unconventional central bank asset buying and negative term premiums, the areas of the curve most closely correlated with future recessions have reverted to a more normal shape.
As a result, we retain our modest overweight to stocks. Third quarter U.S. corporate earnings reports are coming in better than expected, as 75% of S&P 500® Index companies have reported positive earnings per share surprises and 60% have beaten revenue estimates. With profit margins for U.S. large-cap companies well above their long-term average, further gains in S&P 500® Index stocks, we believe, will most likely need to come from revenue growth, or earnings multiple expansion. We are reticent to rely much on top-line growth, given what we see as the lackluster, albeit improving, economic backdrop; yet we see scope for further tightening of the equity risk premium and higher valuations.
That said, the relative advantage U.S. large-caps have held over smaller-cap and foreign stocks is lessening. In our view, multiple financial indicators suggest economic activity is gaining momentum, such as a move-up in global PMIs, strong performance from global semiconductor stocks and high copper prices. Following a long bout of underperformance, non-U.S. stocks are under-owned and relatively cheap, in our opinion. Therefore, we have increased non-U.S. equity beta by rotating our Europe Australasia Far East positioning back to neutral, funded by reducing our U.S. equity overweight. Additionally, supportive Chinese money and credit growth, easy global monetary policy and a range-bound U.S. dollar make us comfortable continuing our emerging market equity exposure.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2019.

*
On November 21, 2019, the Board of Directors of Voya Partners, Inc. (the “Board”) approved a proposal to reorganize Voya Index Solution 2020 Portfolio and into Voya Index Solution Income Portfolio on or about August 7, 2020.

**
Effective September 30, 2019, Barbara Reinhard was added as a portfolio manager to the Portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
5

Voya Index Solution Portfolios	Portfolio Managers’ Report

Total Returns for the Period Ended December 31, 2019
1 Year
Voya Index Solution Income Portfolio, Class S	12.88%
S&P Target Date Retirement Income Index	13.33%
Voya Index Solution 2020 Portfolio, Class S	14.93%
S&P Target Date 2020 Index	16.52%
Voya Index Solution 2025 Portfolio, Class S	18.46%
S&P Target Date 2025 Index	18.38%
Voya Index Solution 2030 Portfolio, Class S	20.67%
S&P Target Date 2030 Index	20.38%
Voya Index Solution 2035 Portfolio, Class S	22.36%
S&P Target Date 2035 Index	22.18%
Voya Index Solution 2040 Portfolio, Class S	23.53%
S&P Target Date 2040 Index	23.37%
Voya Index Solution 2045 Portfolio, Class S	24.55%
S&P Target Date 2045 Index	24.02%
Voya Index Solution 2050 Portfolio, Class S	24.94%
S&P Target Date 2050 Index	24.35%
Voya Index Solution 2055 Portfolio, Class S	24.94%
S&P Target Date 2055 Index	24.48%
Voya Index Solution 2060 Portfolio, Class S	24.87%
S&P Target Date 2060+ Index	24.73%

Annual Target Asset Allocation as of December 31, 2019(1)
Sub Asset Class	2060	2055	2050	2045	2040	2035	2030	2025	2020	Income
U.S. Large Blend	50.75%	50.75%	50.75%	49.75%	47.75%	44.50%	40.25%	36.50%	23.75%	20.75%
U.S. Mid Cap Blend	5.00%	5.00%	4.50%	4.50%	4.00%	4.00%	3.00%	2.50%	1.00%	0.00%
U.S. Small Cap	4.50%	4.50%	4.50%	4.50%	4.50%	3.50%	3.00%	3.00%	1.00%	1.00%
International	25.00%	25.00%	25.00%	24.00%	22.00%	20.00%	18.00%	13.00%	8.00%	6.00%
Emerging Markets	7.50%	7.50%	7.00%	7.00%	6.50%	6.00%	5.00%	3.50%	2.50%	2.00%
Global Real Estate	2.75%	2.25%	2.25%	2.25%	2.25%	2.00%	1.75%	1.50%	1.25%	1.25%
Core Fixed Income	2.50%	3.00%	4.00%	4.25%	9.00%	10.00%	19.00%	27.75%	39.50%	43.00%
Senior Debt	0.00%	0.00%	0.00%	0.00%	0.00%	2.00%	2.00%	3.00%	3.00%	3.00%
TIPS	0.00%	0.00%	0.00%	0.00%	0.00%	4.00%	4.00%	4.00%	6.00%	7.00%
Short Duration	0.00%	0.00%	0.00%	1.75%	2.00%	2.00%	2.00%	3.25%	12.00%	14.00%
Long Government Bonds	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Total Equity	95.50%	95.00%	94.00%	92.00%	87.00%	80.00%	71.00%	60.00%	37.50%	31.00%
Total Fixed Income	4.50%	5.00%	6.00%	8.00%	13.00%	20.00%	29.00%	40.00%	62.50%	69.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

(1)
As these are target allocations, the actual allocations of each Portfolio’s assets may be deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
6

Portfolio Managers’ Report	Voya Index Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	12.62%	4.06%	5.14%
Class I	13.16%	4.58%	5.68%
Class S	12.88%	4.33%	5.40%
Class S2	12.70%	4.17%	5.26%
Class Z(1)	13.47%	4.78%	5.78%
S&P Target Date Retirement Income Index	13.33%	4.67%	5.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

Voya Index Solution 2020 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011
Class ADV	14.69%	5.35%	7.78%
Class I	15.25%	5.79%	8.26%
Class S	14.93%	5.56%	7.99%
Class S2	14.78%	5.41%	7.87%
Class Z(1)	15.46%	5.97%	8.37%
S&P Target Date 2020 Index	16.52%	6.16%	8.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Index Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	18.15%	6.00%	7.35%
Class I	18.78%	6.53%	7.89%
Class S	18.46%	6.27%	7.62%
Class S2	18.23%	6.10%	7.47%
Class Z(1)	19.04%	6.71%	7.98%
S&P Target Date 2025 Index	18.38%	6.73%	8.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2025 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Index Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011
Class ADV	20.35%	6.87%	9.91%
Class I	21.02%	7.38%	10.44%
Class S	20.67%	7.12%	10.14%
Class S2	20.50%	6.93%	9.98%
Class Z(1)	21.20%	7.52%	10.53%
S&P Target Date 2030 Index	20.38%	7.27%	10.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

Portfolio Managers’ Report	Voya Index Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	21.91%	7.08%	8.49%
Class I	22.58%	7.61%	9.02%
Class S	22.36%	7.36%	8.77%
Class S2	22.09%	7.21%	8.61%
Class Z(1)	22.88%	7.83%	9.13%
S&P Target Date 2035 Index	22.18%	7.77%	9.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2035 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

11

Voya Index Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011
Class ADV	23.19%	7.38%	11.16%
Class I	23.82%	7.88%	11.69%
Class S	23.53%	7.62%	11.41%
Class S2	23.36%	7.46%	11.25%
Class Z(1)	24.08%	8.05%	11.80%
S&P Target Date 2040 Index	23.37%	8.11%	11.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Index Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	24.29%	7.50%	8.97%
Class I	24.89%	8.04%	9.52%
Class S	24.55%	7.77%	9.24%
Class S2	24.34%	7.61%	9.08%
Class Z(1)	25.17%	8.24%	9.62%
S&P Target Date 2045 Index	24.02%	8.32%	9.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2045 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

Voya Index Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011
Class ADV	24.60%	7.60%	11.36%
Class I	25.21%	8.15%	11.93%
Class S	24.94%	7.91%	11.66%
Class S2	24.69%	7.71%	11.48%
Class Z(1)	25.56%	8.33%	12.04%
S&P Target Date 2050 Index	24.35%	8.49%	12.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

14

Portfolio Managers’ Report	Voya Index Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 March 8, 2010
Class ADV	24.52%	7.54%	9.02%
Class I	25.22%	8.08%	9.57%
Class S	24.94%	7.81%	9.31%
Class S2	24.68%	7.66%	9.14%
Class Z(1)	25.54%	8.29%	9.68%
S&P Target Date 2055 Index	24.48%	8.58%	9.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

15

Voya Index Solution 2060 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	Since Inception of Classes ADV, I, and S February 9, 2015
Class ADV	24.62%	7.76%
Class I	25.32%	8.30%
Class S	24.87%	8.00%
Class S2	24.76%	7.85%
Class Z(1)	25.61%	8.49%
S&P Target Date 2060+ Index	24.73%	8.72%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

16

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**
Voya Index Solution Income Portfolio
Class ADV	$1,000.00	$1,039.00	0.74%	$3.80	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,042.30	0.24	1.24	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,040.80	0.49	2.52	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,040.40	0.64	3.29	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,043.80	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2020 Portfolio
Class ADV	$1,000.00	$1,043.60	0.73%	$3.76	$1,000.00	$1,021.53	0.73%	$3.72
Class I	1,000.00	1,045.80	0.23	1.19	1,000.00	1,024.05	0.23	1.17
Class S	1,000.00	1,044.80	0.48	2.47	1,000.00	1,022.79	0.48	2.45
Class S2	1,000.00	1,043.70	0.63	3.25	1,000.00	1,022.03	0.63	3.21
Class Z	1,000.00	1,046.90	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2025 Portfolio
Class ADV	$1,000.00	$1,061.50	0.72%	$3.74	$1,000.00	$1,021.58	0.72%	$3.67
Class I	1,000.00	1,064.10	0.22	1.14	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	1,062.00	0.47	2.44	1,000.00	1,022.84	0.47	2.40
Class S2	1,000.00	1,061.80	0.62	3.22	1,000.00	1,022.08	0.62	3.16
Class Z	1,000.00	1,064.40	0.00	0.00	1,000.00	1,025.21	0.00	0.00
17

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**
Voya Index Solution 2030 Portfolio
Class ADV	$1,000.00	$1,067.40	0.73%	$3.80	$1,000.00	$1,021.53	0.73%	$3.72
Class I	1,000.00	1,070.70	0.23	1.20	1,000.00	1,024.05	0.23	1.17
Class S	1,000.00	1,068.70	0.48	2.50	1,000.00	1,022.79	0.48	2.45
Class S2	1,000.00	1,067.90	0.63	3.28	1,000.00	1,022.03	0.63	3.21
Class Z	1,000.00	1,071.50	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2035 Portfolio
Class ADV	$1,000.00	$1,073.00	0.73%	$3.81	$1,000.00	$1,021.53	0.73%	$3.72
Class I	1,000.00	1,075.20	0.23	1.20	1,000.00	1,024.05	0.23	1.17
Class S	1,000.00	1,074.30	0.48	2.51	1,000.00	1,022.79	0.48	2.45
Class S2	1,000.00	1,073.60	0.63	3.29	1,000.00	1,022.03	0.63	3.21
Class Z	1,000.00	1,077.10	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2040 Portfolio
Class ADV	$1,000.00	$1,077.40	0.73%	$3.82	$1,000.00	$1,021.53	0.73%	$3.72
Class I	1,000.00	1,080.40	0.23	1.21	1,000.00	1,024.05	0.23	1.17
Class S	1,000.00	1,078.80	0.48	2.52	1,000.00	1,022.79	0.48	2.45
Class S2	1,000.00	1,078.10	0.63	3.30	1,000.00	1,022.03	0.63	3.21
Class Z	1,000.00	1,081.00	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2045 Portfolio
Class ADV	$1,000.00	$1,080.50	0.73%	$3.83	$1,000.00	$1,021.53	0.73%	$3.72
Class I	1,000.00	1,083.40	0.23	1.21	1,000.00	1,024.05	0.23	1.17
Class S	1,000.00	1,081.90	0.48	2.52	1,000.00	1,022.79	0.48	2.45
Class S2	1,000.00	1,081.40	0.63	3.31	1,000.00	1,022.03	0.63	3.21
Class Z	1,000.00	1,084.40	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2050 Portfolio
Class ADV	$1,000.00	$1,081.40	0.74%	$3.88	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,083.90	0.24	1.26	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,083.00	0.49	2.57	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,081.50	0.64	3.36	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,085.80	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2055 Portfolio
Class ADV	$1,000.00	$1,081.50	0.74%	$3.88	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,084.30	0.24	1.26	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,083.60	0.49	2.57	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,082.30	0.64	3.36	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,086.10	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2060 Portfolio
Class ADV	$1,000.00	$1,082.20	0.74%	$3.88	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,084.50	0.24	1.26	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,082.90	0.49	2.57	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,083.20	0.64	3.36	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,086.30	0.00	0.00	1,000.00	1,025.21	0.00	0.00

*
The annualized expense ratios do not include expenses of underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Directors
Voya Partners, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio (the Funds), each a series of Voya Partners, Inc., including the portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 26, 2020
19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$388,491,423	$339,525,438	$975,785,965	$564,339,376
Investments in unaffiliated underlying funds at fair value**	53,313,156	57,078,206	126,850,759	58,572,677
Short-term investments at fair value***	32,715,384	16,840,314	—	—
Cash	—	—	1,866,151	798,898
Cash collateral for futures	637,879	420,169	1,219,395	260,206
Receivables:
Investments in affiliated underlying funds sold	—	—	4,534	—
Fund shares sold	887,685	1,567,140	833,485	1,167,173
Dividends	41,186	21,405	183	62
Interest	—	—	143	599
Prepaid expenses	3,288	2,364	6,603	3,192
Reimbursement due from manager	59,137	91,702	147,362	120,807
Other assets	14,261	4,490	21,184	5,799
Total assets	476,163,399	415,551,228	1,106,735,764	625,268,789
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	280,282	994,105	—	1,166,989
Payable for fund shares redeemed	607,402	573,035	838,019	184
Payable for investment management fees	95,833	82,061	208,188	114,327
Payable for distribution and shareholder service fees	66,994	16,441	121,124	20,104
Payable for directors fees	2,320	1,820	4,975	2,586
Payable to directors under the deferred compensation plan (Note 6)	14,261	4,490	21,184	5,799
Other accrued expenses and liabilities	71,066	28,369	89,963	24,684
Total liabilities	1,138,158	1,700,321	1,283,453	1,334,673
NET ASSETS	$475,025,241	$413,850,907	$1,105,452,311	$623,934,116
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$443,532,009	$381,636,105	$992,523,797	$560,039,231
Total distributable earnings	31,493,232	32,214,802	112,928,514	63,894,885
NET ASSETS	$475,025,241	$413,850,907	$1,105,452,311	$623,934,116
* Cost of investments in affiliated underlying funds	$368,015,429	$321,932,825	$907,734,201	$529,948,802
** Cost of investments in unaffiliated underlying funds	$51,826,468	$55,933,343	$124,161,729	$57,071,293
*** Cost of short-term investments	$32,715,384	$16,840,314	$—	$—
See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
Class ADV
Net assets	$81,026,574	$29,015,437	$193,477,115	$36,621,375
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,685,997	2,152,175	17,246,294	2,303,997
Net asset value and redemption price per share	$10.54	$13.48	$11.22	$15.89
Class I
Net assets	$18,652,928	$7,052,398	$60,503,628	$8,674,129
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,723,763	509,092	5,257,744	530,008
Net asset value and redemption price per share	$10.82	$13.85	$11.51	$16.37
Class S
Net assets	$136,384,555	$8,103,073	$133,118,194	$14,569,510
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,731,519	586,395	11,698,107	896,903
Net asset value and redemption price per share	$10.71	$13.82	$11.38	$16.24
Class S2
Net assets	$8,386,901	$8,696,091	$32,858,694	$5,688,220
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	800,482	634,802	2,941,212	355,093
Net asset value and redemption price per share	$10.48	$13.70	$11.17	$16.02
Class Z
Net assets	$230,574,283	$360,983,908	$685,494,680	$558,380,882
Shares authorized	100,000,000	100,000,000	300,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	21,097,742	25,813,379	58,992,306	33,874,235
Net asset value and redemption price per share	$10.93	$13.98	$11.62	$16.48
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$977,381,756	$450,562,888	$716,061,807	$316,837,295
Investments in unaffiliated underlying funds at fair value**	104,060,100	19,009,629	28,715,253	6,860,200
Cash	1,865,599	702,954	1,857,570	749,299
Cash collateral for futures	545,919	316,578	733,710	309,576
Receivables:
Investments in affiliated underlying funds sold	274,035	—	1,550,937	—
Fund shares sold	1,326,070	607,015	282,998	329,314
Dividends	139	46	53	23
Interest	1,078	385	1,068	420
Prepaid expenses	6,097	2,280	4,158	1,492
Reimbursement due from manager	140,576	91,228	88,583	53,632
Other assets	18,645	3,985	12,281	2,554
Total assets	1,085,620,014	471,296,988	749,308,418	325,143,805
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	607,015	—	139,911
Payable for fund shares redeemed	1,600,105	—	1,833,935	189,402
Payable for investment management fees	199,319	81,058	129,967	54,794
Payable for distribution and shareholder service fees	114,269	13,498	79,852	10,691
Payable for directors fees	4,697	1,896	3,229	1,272
Payable to directors under the deferred compensation plan (Note 6)	18,645	3,985	12,281	2,554
Other accrued expenses and liabilities	71,221	31,257	45,415	26,276
Total liabilities	2,008,256	738,709	2,104,679	424,900
NET ASSETS	$1,083,611,758	$470,558,279	$747,203,739	$324,718,905
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$949,774,992	$418,822,207	$649,923,675	$288,776,555
Total distributable earnings	133,836,766	51,736,072	97,280,064	35,942,350
NET ASSETS	$1,083,611,758	$470,558,279	$747,203,739	$324,718,905
* Cost of investments in affiliated underlying funds	$896,310,934	$422,441,013	$657,308,295	$296,724,044
** Cost of investments in unaffiliated underlying funds	$101,874,492	$18,332,105	$27,651,007	$6,440,853
See Accompanying Notes to Financial Statements
22

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
Class ADV
Net assets	$186,454,629	$24,422,080	$134,330,774	$17,450,271
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	15,902,786	1,453,226	11,039,369	1,015,588
Net asset value and redemption price per share	$11.72	$16.81	$12.17	$17.18
Class I
Net assets	$64,433,464	$5,831,769	$53,784,265	$6,366,948
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,341,081	337,543	4,266,637	362,089
Net asset value and redemption price per share	$12.06	$17.28	$12.61	$17.58
Class S
Net assets	$110,305,032	$11,372,327	$74,022,317	$10,884,533
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,261,878	659,773	5,965,420	620,940
Net asset value and redemption price per share	$11.91	$17.24	$12.41	$17.53
Class S2
Net assets	$33,876,689	$2,895,514	$20,383,859	$3,072,098
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,893,580	170,548	1,672,800	177,954
Net asset value and redemption price per share	$11.71	$16.98	$12.19	$17.26
Class Z
Net assets	$688,541,944	$426,036,589	$464,682,524	$286,945,055
Shares authorized	300,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	56,456,147	24,439,391	36,476,701	16,187,924
Net asset value and redemption price per share	$12.20	$17.43	$12.74	$17.73
See Accompanying Notes to Financial Statements
23

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$341,340,559	$102,804,400
Investments in unaffiliated underlying funds at fair value**	7,491,688	6,288,154
Cash	935,072	177,968
Cash collateral for futures	341,046	—
Receivables:
Investments in affiliated underlying funds sold	220,878	—
Fund shares sold	579,542	343,958
Dividends	17	10
Interest	550	91
Prepaid expenses	1,742	399
Reimbursement due from manager	40,679	14,047
Other assets	4,257	673
Total assets	350,956,030	109,629,700
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	75,163
Payable for fund shares redeemed	800,420	268,795
Payable for investment management fees	59,613	23,487
Payable for distribution and shareholder service fees	34,704	5,723
Payable for directors fees	1,431	386
Payable to directors under the deferred compensation plan (Note 6)	4,257	673
Other accrued expenses and liabilities	28,028	12,707
Total liabilities	928,453	386,934
NET ASSETS	$350,027,577	$109,242,766
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$307,653,020	$98,295,078
Total distributable earnings	42,374,557	10,947,688
NET ASSETS	$350,027,577	$109,242,766
* Cost of investments in affiliated underlying funds	$315,698,451	$96,653,594
** Cost of investments in unaffiliated underlying funds	$7,037,686	$6,165,431
See Accompanying Notes to Financial Statements
24

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
Class ADV
Net assets	$54,377,994	$9,575,908
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,416,871	719,458
Net asset value and redemption price per share	$15.91	$13.31
Class I
Net assets	$31,202,351	$7,603,318
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,910,360	561,150
Net asset value and redemption price per share	$16.33	$13.55
Class S
Net assets	$35,423,117	$5,692,639
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,196,339	424,414
Net asset value and redemption price per share	$16.13	$13.41
Class S2
Net assets	$11,439,471	$1,545,013
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	715,486	115,601
Net asset value and redemption price per share	$15.99	$13.37
Class Z
Net assets	$217,584,644	$84,825,888
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	13,181,729	6,206,418
Net asset value and redemption price per share	$16.51	$13.67
See Accompanying Notes to Financial Statements
25

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$8,531,100	$6,700,784	$19,414,064	$10,389,490
Dividends from unaffiliated underlying funds	2,065,096	1,661,144	3,652,492	1,497,496
Interest	23,553	8,059	47,514	21,476
Total investment income	10,619,749	8,369,987	23,114,070	11,908,462
EXPENSES:
Investment management fees	1,098,385	854,258	2,230,943	1,126,757
Distribution and shareholder service fees:
Class ADV	425,352	135,353	981,709	155,744
Class S	356,760	23,903	324,518	33,773
Class S2	39,206	25,393	118,117	17,134
Transfer agent fees	1,084	777	1,278	1,070
Shareholder reporting expense	16,790	17,358	21,500	17,755
Registration fees	—	3,319	4,105	5,899
Professional fees	38,040	42,241	80,458	43,394
Custody and accounting expense	26,190	21,874	58,080	28,296
Directors fees	18,557	14,557	39,798	20,686
Miscellaneous expense	24,091	16,581	31,476	18,107
Interest expense	279	204	468	53
Total expenses	2,044,734	1,155,818	3,892,450	1,468,668
Waived and reimbursed fees	(596,210)	(849,232)	(1,540,459)	(1,120,962)
Net expenses	1,448,524	306,586	2,351,991	347,706
Net investment income	9,171,225	8,063,401	20,762,079	11,560,756
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	5,009,536	2,127,550	10,389,197	4,387,670
Sale of unaffiliated underlying funds	(1,057,058)	(124,016)	(1,815,472)	(493,422)
Capital gain distributions from affiliated underlying funds	5,309,506	6,726,668	26,210,571	15,477,515
Futures	(741,486)	(915,699)	(2,634,693)	(1,341,349)
Net realized gain	8,520,498	7,814,503	32,149,603	18,030,414
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	34,159,938	31,947,253	106,193,701	62,870,501
Unaffiliated underlying funds	5,794,743	3,214,184	8,896,473	3,643,388
Futures	(759,711)	(602,545)	(931,417)	(441,929)
Net change in unrealized appreciation (depreciation)	39,194,970	34,558,892	114,158,757	66,071,960
Net realized and unrealized gain	47,715,468	42,373,395	146,308,360	84,102,374
Increase in net assets resulting from operations	$56,886,693	$50,436,796	$167,070,439	$95,663,130
See Accompanying Notes to Financial Statements
26

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$18,120,333	$7,766,947	$12,904,298	$5,314,200
Dividends from unaffiliated underlying funds	3,290,115	750,061	1,104,091	353,448
Interest	40,236	15,422	27,395	9,685
Total investment income	21,450,684	8,532,430	14,035,784	5,677,333
EXPENSES:
Investment management fees	2,052,430	794,959	1,345,672	521,598
Distribution and shareholder service fees:
Class ADV	925,117	101,633	656,836	73,899
Class S	270,321	25,622	181,856	24,311
Class S2	124,730	9,869	74,175	10,340
Transfer agent fees	1,437	933	1,227	664
Shareholder reporting expense	17,811	14,775	13,870	15,318
Registration fees	4,429	5,057	3,596	3,897
Professional fees	73,124	38,270	54,750	22,808
Custody and accounting expense	59,955	29,044	45,785	20,387
Directors fees	37,577	15,164	25,832	10,181
Miscellaneous expense	29,060	15,434	19,054	10,691
Interest expense	387	—	—	—
Total expenses	3,596,378	1,050,760	2,422,653	714,094
Waived and reimbursed fees	(1,376,072)	(818,307)	(872,448)	(526,114)
Net expenses	2,220,306	232,453	1,550,205	187,980
Net investment income	19,230,378	8,299,977	12,485,579	5,489,353
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	10,812,612	2,624,076	6,698,556	886,132
Sale of unaffiliated underlying funds	(1,392,172)	(312,351)	(986,556)	(114,925)
Capital gain distributions from affiliated underlying funds	32,060,786	13,831,114	25,199,282	10,052,015
Futures	(2,590,995)	(870,287)	(1,709,002)	(615,291)
Net realized gain	38,890,231	15,272,552	29,202,280	10,207,931
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	121,924,589	52,810,958	94,111,640	38,615,796
Unaffiliated underlying funds	7,037,371	1,972,161	3,709,085	949,027
Futures	(788,059)	(223,249)	(318,184)	(151,713)
Net change in unrealized appreciation (depreciation)	128,173,901	54,559,870	97,502,541	39,413,110
Net realized and unrealized gain	167,064,132	69,832,422	126,704,821	49,621,041
Increase in net assets resulting from operations	$186,294,510	$78,132,399	$139,190,400	$55,110,394
See Accompanying Notes to Financial Statements
27

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$5,893,326	$1,597,827
Dividends from unaffiliated underlying funds	391,717	173,597
Interest	11,424	223
Total investment income	6,296,467	1,771,647
EXPENSES:
Investment management fees	586,560	161,410
Distribution and shareholder service fees:
Class ADV	260,697	38,554
Class S	80,930	11,071
Class S2	39,538	4,919
Transfer agent fees	929	592
Shareholder reporting expense	12,775	12,837
Registration fees	2,868	1,262
Professional fees	25,553	10,075
Custody and accounting expense	22,889	11,553
Directors fees	11,445	3,085
Miscellaneous expense	11,042	8,850
Total expenses	1,055,226	264,208
Waived and reimbursed fees	(390,422)	(164,735)
Net expenses	664,804	99,473
Net investment income	5,631,663	1,672,174
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,143,354	35,544
Sale of unaffiliated underlying funds	(230,880)	30,982
Capital gain distributions from affiliated underlying funds	11,531,437	3,134,262
Futures	(765,487)	—
Net realized gain	12,678,424	3,200,788
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	42,616,316	11,314,884
Unaffiliated underlying funds	1,213,256	215,567
Futures	(147,327)	—
Net change in unrealized appreciation (depreciation)	43,682,245	11,530,451
Net realized and unrealized gain	56,360,669	14,731,239
Increase in net assets resulting from operations	$61,992,332	$16,403,413
See Accompanying Notes to Financial Statements
28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution Income Portfolio		Voya Index Solution 2020 Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$9,171,225	$9,319,936	$8,063,401	$6,285,465
Net realized gain	8,520,498	6,528,525	7,814,503	7,209,202
Net change in unrealized appreciation (depreciation)	39,194,970	(30,357,701)	34,558,892	(25,265,774)
Increase (decrease) in net assets resulting from operations	56,886,693	(14,509,240)	50,436,796	(11,771,107)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,575,512)	(3,141,436)	(1,033,955)	(956,903)
Class I	(711,876)	(800,450)	(285,814)	(286,342)
Class S	(4,823,540)	(5,392,426)	(287,380)	(423,433)
Class S2	(293,428)	(383,617)	(244,252)	(122,211)
Class Z	(7,575,291)	(6,821,212)	(13,430,758)	(9,630,042)
Total distributions	(15,979,647)	(16,539,141)	(15,282,159)	(11,418,931)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	71,484,449	75,068,904	119,152,070	110,461,933
Reinvestment of distributions	15,979,647	16,539,141	15,282,159	11,418,931
	87,464,096	91,608,045	134,434,229	121,880,864
Cost of shares redeemed	(97,832,372)	(100,347,966)	(56,184,080)	(44,434,515)
Net increase (decrease) in net assets resulting from capital share transactions	(10,368,276)	(8,739,921)	78,250,149	77,446,349
Net increase (decrease) in net assets	30,538,770	(39,788,302)	113,404,786	54,256,311
NET ASSETS:
Beginning of year or period	444,486,471	484,274,773	300,446,121	246,189,810
End of year or period	$475,025,241	$444,486,471	$413,850,907	$300,446,121
See Accompanying Notes to Financial Statements
29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2025 Portfolio		Voya Index Solution 2030 Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$20,762,079	$17,418,491	$11,560,756	$8,276,283
Net realized gain	32,149,603	32,119,663	18,030,414	15,118,642
Net change in unrealized appreciation (depreciation)	114,158,757	(94,219,458)	66,071,960	(48,739,583)
Increase (decrease) in net assets resulting from operations	167,070,439	(44,681,304)	95,663,130	(25,344,658)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(9,444,733)	(7,866,273)	(1,389,077)	(919,660)
Class I	(3,130,351)	(2,326,597)	(357,097)	(221,300)
Class S	(6,676,575)	(5,065,217)	(596,130)	(396,823)
Class S2	(1,517,211)	(971,219)	(238,292)	(48,650)
Class Z	(32,027,968)	(17,452,190)	(21,967,828)	(11,687,273)
Total distributions	(52,796,838)	(33,681,496)	(24,548,424)	(13,273,706)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	215,596,514	185,108,981	172,683,194	147,534,189
Reinvestment of distributions	52,796,838	33,681,496	24,548,424	13,273,706
	268,393,352	218,790,477	197,231,618	160,807,895
Cost of shares redeemed	(129,159,106)	(137,799,543)	(39,594,711)	(34,347,759)
Net increase in net assets resulting from capital share transactions	139,234,246	80,990,934	157,636,907	126,460,136
Net increase in net assets	253,507,847	2,628,134	228,751,613	87,841,772
NET ASSETS:
Beginning of year or period	851,944,464	849,316,330	395,182,503	307,340,731
End of year or period	$1,105,452,311	$851,944,464	$623,934,116	$395,182,503
See Accompanying Notes to Financial Statements
30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2035 Portfolio		Voya Index Solution 2040 Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$19,230,378	$15,332,188	$8,299,977	$5,349,528
Net realized gain	38,890,231	34,990,839	15,272,552	12,298,412
Net change in unrealized appreciation (depreciation)	128,173,901	(107,446,205)	54,559,870	(39,751,923)
Increase (decrease) in net assets resulting from operations	186,294,510	(57,123,178)	78,132,399	(22,103,983)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(9,351,556)	(7,461,570)	(944,613)	(505,650)
Class I	(3,201,072)	(2,310,284)	(214,734)	(116,176)
Class S	(5,875,369)	(4,099,685)	(462,330)	(271,036)
Class S2	(1,545,029)	(1,112,359)	(118,389)	(56,322)
Class Z	(32,118,650)	(16,743,315)	(16,464,473)	(7,459,687)
Total distributions	(52,091,676)	(31,727,213)	(18,204,539)	(8,408,871)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	237,452,242	190,382,506	144,976,166	122,526,046
Reinvestment of distributions	52,091,676	31,727,213	18,204,539	8,408,871
	289,543,918	222,109,719	163,180,705	130,934,917
Cost of shares redeemed	(110,295,595)	(122,752,480)	(25,057,448)	(21,228,147)
Net increase in net assets resulting from capital share transactions	179,248,323	99,357,239	138,123,257	109,706,770
Net increase in net assets	313,451,157	10,506,848	198,051,117	79,193,916
NET ASSETS:
Beginning of year or period	770,160,601	759,653,753	272,507,162	193,313,246
End of year or period	$1,083,611,758	$770,160,601	$470,558,279	$272,507,162
See Accompanying Notes to Financial Statements
31

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2045 Portfolio		Voya Index Solution 2050 Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$12,485,579	$9,652,843	$5,489,353	$3,232,124
Net realized gain	29,202,280	28,215,966	10,207,931	8,017,108
Net change in unrealized appreciation (depreciation)	97,502,541	(84,469,881)	39,413,110	(27,506,955)
Increase (decrease) in net assets resulting from operations	139,190,400	(46,601,072)	55,110,394	(16,257,723)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(7,369,585)	(5,250,526)	(639,345)	(337,544)
Class I	(2,733,025)	(1,842,140)	(206,350)	(115,790)
Class S	(4,239,765)	(2,853,544)	(410,826)	(243,786)
Class S2	(1,070,837)	(582,513)	(113,385)	(56,506)
Class Z	(22,826,868)	(10,755,975)	(10,045,779)	(4,286,340)
Total distributions	(38,240,080)	(21,284,698)	(11,415,685)	(5,039,966)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	161,741,859	140,674,726	106,664,469	87,393,326
Reinvestment of distributions	38,240,080	21,284,698	11,415,685	5,039,966
	199,981,939	161,959,424	118,080,154	92,433,292
Cost of shares redeemed	(74,762,682)	(84,342,501)	(15,101,324)	(11,291,117)
Net increase in net assets resulting from capital share transactions	125,219,257	77,616,923	102,978,830	81,142,175
Net increase in net assets	226,169,577	9,731,153	146,673,539	59,844,486
NET ASSETS:
Beginning of year or period	521,034,162	511,303,009	178,045,366	118,200,880
End of year or period	$747,203,739	$521,034,162	$324,718,905	$178,045,366
See Accompanying Notes to Financial Statements
32

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2055 Portfolio		Voya Index Solution 2060 Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$5,631,663	$3,680,264	$1,672,174	$759,636
Net realized gain	12,678,424	11,566,623	3,200,788	1,719,184
Net change in unrealized appreciation (depreciation)	43,682,245	(35,206,061)	11,530,451	(6,713,250)
Increase (decrease) in net assets resulting from operations	61,992,332	(19,959,174)	16,403,413	(4,234,430)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,502,162)	(1,669,989)	(242,830)	(193,157)
Class I	(1,263,096)	(712,946)	(159,806)	(80,758)
Class S	(1,646,898)	(943,356)	(147,396)	(96,290)
Class S2	(499,112)	(237,947)	(41,350)	(19,991)
Class Z	(8,817,712)	(3,421,598)	(2,083,235)	(916,901)
Total distributions	(14,728,980)	(6,985,836)	(2,674,617)	(1,307,097)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	104,869,051	84,132,987	53,468,952	31,183,132
Reinvestment of distributions	14,728,980	6,985,836	2,674,617	1,307,097
	119,598,031	91,118,823	56,143,569	32,490,229
Cost of shares redeemed	(31,452,413)	(30,010,200)	(6,457,877)	(5,603,938)
Net increase in net assets resulting from capital share transactions	88,145,618	61,108,623	49,685,692	26,886,291
Net increase in net assets	135,408,970	34,163,613	63,414,488	21,344,764
NET ASSETS:
Beginning of year or period	214,618,607	180,454,994	45,828,278	24,483,514
End of year or period	$350,027,577	$214,618,607	$109,242,766	$45,828,278
See Accompanying Notes to Financial Statements
33

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution Income Portfolio
Class ADV
12-31-19	9.66	0.16•	1.05	1.21	0.18	0.15	—	0.33	—	10.54	12.62	0.76	0.74	0.74	1.52	81,027	38
12-31-18	10.34	0.16•	(0.51)	(0.35)	0.17	0.16	—	0.33	—	9.66	(3.50)	0.77	0.71	0.71	1.59	87,697	38
12-31-17	9.71	0.16•	0.68	0.84	0.16	0.05	—	0.21	—	10.34	8.69	0.76	0.68	0.68	1.64	110,507	32
12-31-16	9.55	0.18•	0.27	0.45	0.15	0.14	—	0.29	—	9.71	4.71	0.77	0.62	0.62	1.82	119,455	45
12-31-15	10.53	0.21•	(0.33)	(0.12)	0.19	0.67	—	0.86	—	9.55	(1.37)	0.77	0.62	0.62	2.17	134,515	34
Class I
12-31-19	9.92	0.21•	1.08	1.29	0.24	0.15	—	0.39	—	10.82	13.16	0.26	0.24	0.24	2.02	18,653	38
12-31-18	10.62	0.23	(0.54)	(0.31)	0.23	0.16	—	0.39	—	9.92	(3.04)	0.27	0.21	0.21	2.11	21,140	38
12-31-17	9.96	0.22•	0.71	0.93	0.22	0.05	—	0.27	—	10.62	9.36	0.26	0.18	0.18	2.11	22,916	32
12-31-16	9.77	0.23•	0.28	0.51	0.18	0.14	—	0.32	—	9.96	5.23	0.27	0.12	0.12	2.33	29,545	45
12-31-15	10.76	0.28•	(0.36)	(0.08)	0.24	0.67	—	0.91	—	9.77	(0.91)	0.27	0.12	0.12	2.84	30,873	34
Class S
12-31-19	9.82	0.19•	1.06	1.25	0.21	0.15	—	0.36	—	10.71	12.88	0.51	0.49	0.49	1.78	136,385	38
12-31-18	10.51	0.19•	(0.52)	(0.33)	0.20	0.16	—	0.36	—	9.82	(3.25)	0.52	0.46	0.46	1.84	140,647	38
12-31-17	9.86	0.19•	0.70	0.89	0.19	0.05	—	0.24	—	10.51	9.06	0.51	0.43	0.43	1.89	168,730	32
12-31-16	9.68	0.20•	0.28	0.48	0.16	0.14	—	0.30	—	9.86	4.95	0.52	0.37	0.37	2.05	174,891	45
12-31-15	10.66	0.23•	(0.33)	(0.10)	0.21	0.67	—	0.88	—	9.68	(1.11)	0.52	0.37	0.37	2.24	199,999	34
Class S2
12-31-19	9.61	0.16•	1.05	1.21	0.19	0.15	—	0.34	—	10.48	12.70	0.66	0.64	0.64	1.55	8,387	38
12-31-18	10.29	0.19•	(0.52)	(0.33)	0.19	0.16	—	0.35	—	9.61	(3.39)	0.67	0.61	0.61	1.85	16,240	38
12-31-17	9.66	0.18•	0.68	0.86	0.18	0.05	—	0.23	—	10.29	8.89	0.66	0.58	0.58	1.75	12,928	32
12-31-16	9.50	0.19•	0.27	0.46	0.16	0.14	—	0.30	—	9.66	4.79	0.70	0.52	0.52	1.98	13,809	45
12-31-15	10.46	0.22•	(0.33)	(0.11)	0.18	0.67	—	0.85	—	9.50	(1.25)	0.77	0.52	0.52	2.28	14,859	34
Class Z
12-31-19	9.99	0.25•	1.08	1.33	0.24	0.15	—	0.39	—	10.93	13.47	0.26	0.00*	0.00*	2.32	230,574	38
12-31-18	10.67	0.24•	(0.53)	(0.29)	0.23	0.16	—	0.39	—	9.99	(2.83)	0.27	0.00*	0.00*	2.33	178,763	38
12-31-17	9.99	0.25•	0.70	0.95	0.22	0.05	—	0.27	—	10.67	9.54	0.26	0.00*	0.00*	2.45	169,194	32
12-31-16	9.79	0.32•	0.20	0.52	0.18	0.14	—	0.32	—	9.99	5.32	0.27	0.00*	0.00*	3.20	70,857	45
05-01-15(5) -
12-31-15	11.02	0.58•	(0.90)	(0.32)	0.24	0.67	—	0.91	—	9.79	(3.06)	0.28	0.00*	0.00*	9.14	1,635	34
Voya Index Solution 2020 Portfolio
Class ADV
12-31-19	12.22	0.19	1.58	1.77	0.18	0.33	—	0.51	—	13.48	14.69	0.77	0.73	0.73	1.55	29,015	44
12-31-18	13.27	0.21•	(0.77)	(0.56)	0.15	0.34	—	0.49	—	12.22	(4.42)	0.77	0.71	0.71	1.59	24,850	44
12-31-17	12.02	0.20•	1.21	1.41	0.06	0.10	—	0.16	—	13.27	11.78	0.77	0.68	0.68	1.58	21,918	42
12-31-16	11.37	0.24•	0.43	0.67	0.01	0.01	—	0.02	—	12.02	5.90	0.82	0.63	0.63	2.07	13,619	75
12-31-15	11.82	0.46•	(0.46)	0.00*	0.15	0.30	—	0.45	—	11.37	0.00	2.22	0.63	0.63	4.05	4,703	108
See Accompanying Notes to Financial Statements
34

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2020 Portfolio (continued)
Class I
12-31-19	12.54	0.27•	1.62	1.89	0.25	0.33	—	0.58	—	13.85	15.25	0.27	0.23	0.23	2.02	7,052	44
12-31-18	13.59	0.28•	(0.79)	(0.51)	0.20	0.34	—	0.54	—	12.54	(3.98)	0.27	0.21	0.21	2.10	7,471	44
12-31-17	12.27	0.28•	1.23	1.51	0.09	0.10	—	0.19	—	13.59	12.42	0.27	0.18	0.18	2.12	5,360	42
12-31-16	11.55	0.37•	0.38	0.75	0.02	0.01	—	0.03	—	12.27	6.45	0.32	0.13	0.13	3.05	3,539	75
12-31-15	11.91	0.34•	(0.33)	0.01	0.07	0.30	—	0.37	—	11.55	0.04	1.72	0.13	0.13	2.98	311	108
Class S
12-31-19	12.50	0.22•	1.62	1.84	0.19	0.33	—	0.52	—	13.82	14.93	0.52	0.48	0.48	1.68	8,103	44
12-31-18	13.54	0.24	(0.77)	(0.53)	0.17	0.34	—	0.51	—	12.50	(4.13)	0.52	0.46	0.46	1.83	11,578	44
12-31-17	12.25	0.23•	1.24	1.47	0.08	0.10	—	0.18	—	13.54	12.06	0.52	0.43	0.43	1.80	12,049	42
12-31-16	11.55	0.30•	0.43	0.73	0.02	0.01	—	0.03	—	12.25	6.26	0.57	0.38	0.38	2.53	8,811	75
12-31-15	11.91	0.58•	(0.59)	(0.01)	0.05	0.30	—	0.35	—	11.55	(0.08)	1.97	0.38	0.38	5.10	1,084	108
Class S2
12-31-19	12.43	0.23•	1.58	1.81	0.21	0.33	—	0.54	—	13.70	14.78	0.67	0.63	0.63	1.73	8,696	44
12-31-18	13.46	0.25•	(0.80)	(0.55)	0.14	0.34	—	0.48	—	12.43	(4.29)	0.67	0.61	0.61	1.88	5,488	44
12-31-17	12.19	0.20	1.24	1.44	0.07	0.10	—	0.17	—	13.46	11.92	0.67	0.58	0.58	1.59	3,783	42
12-31-16	11.52	0.30•	0.39	0.69	0.01	0.01	—	0.02	—	12.19	6.00	0.75	0.53	0.53	2.54	3,328	75
12-31-15	11.84	0.46•	(0.48)	(0.02)	0.00*	0.30	—	0.30	—	11.52	(0.16)	2.22	0.53	0.53	3.99	367	108
Class Z
12-31-19	12.63	0.31•	1.62	1.93	0.25	0.33	—	0.58	—	13.98	15.46	0.27	0.00*	0.00*	2.30	360,984	44
12-31-18	13.65	0.31•	(0.79)	(0.48)	0.20	0.34	—	0.54	—	12.63	(3.74)	0.27	0.00*	0.00*	2.31	251,060	44
12-31-17	12.30	0.31•	1.23	1.54	0.09	0.10	—	0.19	—	13.65	12.63	0.27	0.00*	0.00*	2.35	203,080	42
12-31-16	11.57	0.41•	0.35	0.76	0.02	0.01	—	0.03	—	12.30	6.52	0.32	0.00*	0.00*	3.44	73,350	75
05-01-15(5) -
12-31-15	12.30	0.38•	(0.74)	(0.36)	0.07	0.30	—	0.37	—	11.57	(2.97)	1.70	0.00*	0.00*	4.91	2,030	108
Voya Index Solution 2025 Portfolio
Class ADV
12-31-19	9.99	0.17•	1.61	1.78	0.16	0.39	—	0.55	—	11.22	18.15	0.75	0.72	0.72	1.55	193,477	28
12-31-18	10.94	0.17•	(0.73)	(0.56)	0.14	0.25	—	0.39	—	9.99	(5.37)	0.76	0.70	0.70	1.53	196,102	35
12-31-17	9.89	0.15•	1.25	1.40	0.14	0.21	—	0.35	—	10.94	14.32	0.76	0.68	0.68	1.44	232,790	32
12-31-16	10.19	0.19	0.47	0.66	0.21	0.75	—	0.96	—	9.89	6.61	0.77	0.63	0.63	1.86	228,234	44
12-31-15	11.49	0.19	(0.36)	(0.17)	0.16	0.97	—	1.13	—	10.19	(1.80)	0.77	0.63	0.63	1.75	228,081	40
Class I
12-31-19	10.24	0.23•	1.65	1.88	0.22	0.39	—	0.61	—	11.51	18.78	0.25	0.22	0.22	2.07	60,504	28
12-31-18	11.21	0.23	(0.76)	(0.53)	0.19	0.25	—	0.44	—	10.24	(4.94)	0.26	0.20	0.20	2.06	56,645	35
12-31-17	10.13	0.21•	1.27	1.48	0.19	0.21	—	0.40	—	11.21	14.84	0.26	0.18	0.18	1.94	60,664	32
12-31-16	10.42	0.25•	0.48	0.73	0.27	0.75	—	1.02	—	10.13	7.14	0.27	0.13	0.13	2.39	56,555	44
12-31-15	11.72	0.26•	(0.37)	(0.11)	0.22	0.97	—	1.19	—	10.42	(1.25)	0.27	0.13	0.13	2.29	49,275	40
See Accompanying Notes to Financial Statements
35

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2025 Portfolio (continued)
Class S
12-31-19	10.13	0.21	1.62	1.83	0.19	0.39	—	0.58	—	11.38	18.46	0.50	0.47	0.47	1.82	133,118	28
12-31-18	11.09	0.19•	(0.74)	(0.55)	0.16	0.25	—	0.41	—	10.13	(5.17)	0.51	0.45	0.45	1.78	120,905	35
12-31-17	10.02	0.18•	1.26	1.44	0.16	0.21	—	0.37	—	11.09	14.62	0.51	0.43	0.43	1.69	149,827	32
12-31-16	10.31	0.21•	0.48	0.69	0.23	0.75	—	0.98	—	10.02	6.85	0.52	0.38	0.38	2.07	150,126	44
12-31-15	11.61	0.23	(0.36)	(0.13)	0.20	0.97	—	1.17	—	10.31	(1.50)	0.52	0.38	0.38	1.99	166,420	40
Class S2
12-31-19	9.96	0.18•	1.60	1.78	0.18	0.39	—	0.57	—	11.17	18.23	0.65	0.62	0.62	1.70	32,859	28
12-31-18	10.90	0.17•	(0.72)	(0.55)	0.14	0.25	—	0.39	—	9.96	(5.29)	0.66	0.60	0.60	1.61	26,038	35
12-31-17	9.86	0.16•	1.24	1.40	0.15	0.21	—	0.36	—	10.90	14.41	0.66	0.58	0.58	1.55	34,197	32
12-31-16	10.16	0.20•	0.47	0.67	0.22	0.75	—	0.97	—	9.86	6.72	0.70	0.53	0.53	2.04	34,034	44
12-31-15	11.44	0.20•	(0.35)	(0.15)	0.16	0.97	—	1.13	—	10.16	(1.63)	0.77	0.53	0.53	1.83	34,934	40
Class Z
12-31-19	10.31	0.26•	1.66	1.92	0.22	0.39	—	0.61	—	11.62	19.04	0.25	0.00*	0.00*	2.35	685,495	28
12-31-18	11.26	0.26•	(0.77)	(0.51)	0.19	0.25	—	0.44	—	10.31	(4.74)	0.26	0.00*	0.00*	2.31	452,255	35
12-31-17	10.16	0.25•	1.25	1.50	0.19	0.21	—	0.40	—	11.26	15.00	0.26	0.00*	0.00*	2.31	371,838	32
12-31-16	10.43	0.32•	0.43	0.75	0.27	0.75	—	1.02	—	10.16	7.33	0.27	0.00*	0.00*	3.13	118,855	44
05-01-15(5) -
12-31-15	12.17	0.41•	(0.96)	(0.55)	0.22	0.97	—	1.19	—	10.43	(4.81)	0.28	0.00*	0.00*	5.95	2,310	40
Voya Index Solution 2030 Portfolio
Class ADV
12-31-19	13.81	0.23•	2.53	2.76	0.20	0.48	—	0.68	—	15.89	20.35	0.74	0.73	0.73	1.55	36,621	29
12-31-18	15.28	0.24•	(1.21)	(0.97)	0.15	0.35	—	0.50	—	13.81	(6.60)	0.75	0.70	0.70	1.61	27,143	33
12-31-17	13.22	0.21•	1.98	2.19	0.05	0.08	—	0.13	—	15.28	16.62	0.76	0.69	0.69	1.48	20,939	32
12-31-16	12.39	0.27•	0.58	0.85	0.01	0.01	—	0.02	—	13.22	6.84	0.83	0.63	0.63	2.13	10,732	64
12-31-15	12.70	0.48•	(0.53)	(0.05)	0.07	0.19	—	0.26	—	12.39	(0.48)	3.36	0.63	0.63	3.93	2,598	136
Class I
12-31-19	14.19	0.31•	2.61	2.92	0.26	0.48	—	0.74	—	16.37	21.02	0.24	0.23	0.23	2.01	8,674	29
12-31-18	15.65	0.31•	(1.23)	(0.92)	0.19	0.35	—	0.54	—	14.19	(6.11)	0.25	0.20	0.20	2.03	6,304	33
12-31-17	13.50	0.31•	1.99	2.30	0.07	0.08	—	0.15	—	15.65	17.14	0.26	0.19	0.19	2.10	4,953	32
12-31-16	12.60	0.31•	0.61	0.92	0.01	0.01	—	0.02	—	13.50	7.31	0.33	0.13	0.13	2.36	2,173	64
12-31-15	12.79	0.99•	(0.99)	0.00*	—	0.19	—	0.19	—	12.60	(0.03)	2.86	0.13	0.13	8.08	779	136
Class S
12-31-19	14.09	0.28•	2.58	2.86	0.23	0.48	—	0.71	—	16.24	20.67	0.49	0.48	0.48	1.79	14,570	29
12-31-18	15.56	0.28	(1.24)	(0.96)	0.16	0.35	—	0.51	—	14.09	(6.40)	0.50	0.45	0.45	1.77	11,224	33
12-31-17	13.44	0.27•	1.99	2.26	0.06	0.08	—	0.14	—	15.56	16.91	0.51	0.44	0.44	1.82	12,320	32
12-31-16	12.57	0.37•	0.52	0.89	0.01	0.01	—	0.02	—	13.44	7.08	0.58	0.38	0.38	2.83	6,607	64
12-31-15	12.79	0.43•	(0.46)	(0.03)	—	0.19	—	0.19	—	12.57	(0.27)	3.11	0.38	0.38	3.45	521	136
See Accompanying Notes to Financial Statements
36

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2030 Portfolio (continued)
Class S2
12-31-19	13.94	0.27•	2.53	2.80	0.24	0.48	—	0.72	—	16.02	20.50	0.64	0.63	0.63	1.77	5,688	29
12-31-18	15.37	0.26•	(1.22)	(0.96)	0.12	0.35	—	0.47	—	13.94	(6.47)	0.65	0.60	0.60	1.74	2,239	33
12-31-17	13.29	0.22•	1.99	2.21	0.05	0.08	—	0.13	—	15.37	16.69	0.66	0.59	0.59	1.54	1,800	32
12-31-16	12.45	0.33•	0.53	0.86	0.01	0.01	—	0.02	—	13.29	6.92	0.76	0.53	0.53	2.54	1,735	64
12-31-15	12.71	0.48•	(0.55)	(0.07)	—	0.19	—	0.19	—	12.45	(0.58)	3.36	0.53	0.53	3.87	47	136
Class Z
12-31-19	14.26	0.36•	2.60	2.96	0.26	0.48	—	0.74	—	16.48	21.20	0.24	0.00*	0.00*	2.30	558,381	29
12-31-18	15.69	0.36•	(1.25)	(0.89)	0.19	0.35	—	0.54	—	14.26	(5.90)	0.25	0.00*	0.00*	2.29	348,273	33
12-31-17	13.51	0.35•	1.98	2.33	0.07	0.08	—	0.15	—	15.69	17.35	0.26	0.00*	0.00*	2.36	267,328	32
12-31-16	12.59	0.46•	0.48	0.94	0.01	0.01	—	0.02	—	13.51	7.48	0.33	0.00*	0.00*	3.53	72,347	64
05-01-15(5) -
12-31-15	13.34	0.36•	(0.92)	(0.56)	—	0.19	—	0.19	—	12.59	(4.23)	2.82	0.00*	0.00*	4.30	1,196	136
Voya Index Solution 2035 Portfolio
Class ADV
12-31-19	10.14	0.17•	2.00	2.17	0.15	0.44	—	0.59	—	11.72	21.91	0.74	0.73	0.73	1.51	186,455	28
12-31-18	11.34	0.16•	(0.94)	(0.78)	0.13	0.29	—	0.42	—	10.14	(7.26)	0.75	0.70	0.70	1.45	176,145	33
12-31-17	9.98	0.15•	1.61	1.76	0.13	0.27	—	0.40	—	11.34	17.95	0.76	0.68	0.68	1.37	215,074	25
12-31-16	10.34	0.19	0.57	0.76	0.19	0.93	—	1.12	—	9.98	7.63	0.76	0.63	0.63	1.86	203,566	41
12-31-15	11.86	0.18	(0.35)	(0.17)	0.15	1.20	—	1.35	—	10.34	(1.91)	0.77	0.64	0.64	1.62	199,097	38
Class I
12-31-19	10.42	0.24	2.05	2.29	0.21	0.44	—	0.65	—	12.06	22.58	0.24	0.23	0.23	2.00	64,433	28
12-31-18	11.65	0.22	(0.98)	(0.76)	0.18	0.29	—	0.47	—	10.42	(6.86)	0.25	0.20	0.20	1.99	55,982	33
12-31-17	10.23	0.20	1.68	1.88	0.19	0.27	—	0.46	—	11.65	18.65	0.26	0.18	0.18	1.89	58,021	25
12-31-16	10.58	0.25•	0.58	0.83	0.25	0.93	—	1.18	—	10.23	8.12	0.26	0.13	0.13	2.40	47,484	41
12-31-15	12.11	0.25•	(0.37)	(0.12)	0.21	1.20	—	1.41	—	10.58	(1.47)	0.27	0.14	0.14	2.18	37,272	38
Class S
12-31-19	10.29	0.21	2.03	2.24	0.18	0.44	—	0.62	—	11.91	22.36	0.49	0.48	0.48	1.76	110,305	28
12-31-18	11.51	0.19•	(0.97)	(0.78)	0.15	0.29	—	0.44	—	10.29	(7.12)	0.50	0.45	0.45	1.70	96,259	33
12-31-17	10.11	0.17•	1.66	1.83	0.16	0.27	—	0.43	—	11.51	18.39	0.51	0.43	0.43	1.61	121,702	25
12-31-16	10.47	0.21•	0.58	0.79	0.22	0.93	—	1.15	—	10.11	7.77	0.51	0.38	0.38	2.06	118,463	41
12-31-15	11.99	0.22	(0.36)	(0.14)	0.18	1.20	—	1.38	—	10.47	(1.63)	0.52	0.39	0.39	1.87	129,764	38
Class S2
12-31-19	10.13	0.18•	2.00	2.18	0.16	0.44	—	0.60	—	11.71	22.09	0.64	0.63	0.63	1.62	33,877	28
12-31-18	11.32	0.17•	(0.94)	(0.77)	0.13	0.29	—	0.42	—	10.13	(7.14)	0.65	0.60	0.60	1.52	29,751	33
12-31-17	9.96	0.16	1.62	1.78	0.15	0.27	—	0.42	—	11.32	18.14	0.66	0.58	0.58	1.50	37,316	25
12-31-16	10.33	0.20	0.56	0.76	0.20	0.93	—	1.13	—	9.96	7.65	0.69	0.53	0.53	2.01	32,558	41
12-31-15	11.83	0.19•	(0.34)	(0.15)	0.15	1.20	—	1.35	—	10.33	(1.78)	0.77	0.54	0.54	1.71	31,067	38
See Accompanying Notes to Financial Statements
37

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2035 Portfolio (continued)
Class Z
12-31-19	10.51	0.27•	2.07	2.34	0.21	0.44	—	0.65	—	12.20	22.88	0.24	0.00*	0.00*	2.31	688,542	28
12-31-18	11.72	0.26•	(1.00)	(0.74)	0.18	0.29	—	0.47	—	10.51	(6.64)	0.25	0.00*	0.00*	2.24	412,024	33
12-31-17	10.27	0.25•	1.66	1.91	0.19	0.27	—	0.46	—	11.72	18.88	0.26	0.00*	0.00*	2.26	327,540	25
12-31-16	10.61	0.34•	0.50	0.84	0.25	0.93	—	1.18	—	10.27	8.21	0.26	0.00*	0.00*	3.31	101,022	41
05-01-15(5) -
12-31-15	12.66	0.43•	(1.07)	(0.64)	0.21	1.20	—	1.41	—	10.61	(5.49)	0.28	0.00*	0.00*	6.12	2,456	38
Voya Index Solution 2040 Portfolio
Class ADV
12-31-19	14.29	0.24•	3.01	3.25	0.19	0.54	—	0.73	—	16.81	23.19	0.74	0.73	0.73	1.48	24,422	23
12-31-18	16.00	0.23•	(1.45)	(1.22)	0.13	0.36	—	0.49	—	14.29	(7.94)	0.75	0.71	0.71	1.48	15,441	30
12-31-17	13.57	0.21•	2.36	2.57	0.05	0.09	—	0.14	—	16.00	19.05	0.77	0.68	0.68	1.44	11,117	29
12-31-16	12.62	0.29•	0.68	0.97	0.01	0.01	—	0.02	—	13.57	7.67	0.90	0.62	0.62	2.27	5,222	52
12-31-15	13.60	0.52•	(0.73)	(0.21)	0.13	0.64	—	0.77	—	12.62	(1.78)	5.76	0.63	0.63	4.17	1,252	106
Class I
12-31-19	14.65	0.32•	3.09	3.41	0.24	0.54	—	0.78	—	17.28	23.82	0.24	0.23	0.23	1.95	5,832	23
12-31-18	16.36	0.32•	(1.50)	(1.18)	0.17	0.36	—	0.53	—	14.65	(7.53)	0.25	0.21	0.21	1.97	3,952	30
12-31-17	13.82	0.32•	2.38	2.70	0.07	0.09	—	0.16	—	16.36	19.68	0.27	0.18	0.18	2.12	2,612	29
12-31-16	12.79	0.32•	0.73	1.05	0.01	0.01	—	0.02	—	13.82	8.24	0.40	0.12	0.12	2.43	659	52
12-31-15	13.71	1.29•	(1.47)	(0.18)	0.10	0.64	—	0.74	—	12.79	(1.50)	5.26	0.13	0.13	10.20	165	106
Class S
12-31-19	14.62	0.28•	3.09	3.37	0.21	0.54	—	0.75	—	17.24	23.53	0.49	0.48	0.48	1.71	11,372	23
12-31-18	16.33	0.26	(1.47)	(1.21)	0.14	0.36	—	0.50	—	14.62	(7.73)	0.50	0.46	0.46	1.64	7,981	30
12-31-17	13.82	0.25•	2.41	2.66	0.06	0.09	—	0.15	—	16.33	19.39	0.52	0.43	0.43	1.64	8,832	29
12-31-16	12.83	0.38•	0.63	1.01	0.01	0.01	—	0.02	—	13.82	7.89	0.65	0.37	0.37	2.85	5,044	52
12-31-15	13.72	0.51•	(0.71)	(0.20)	0.05	0.64	—	0.69	—	12.83	(1.65)	5.51	0.38	0.38	3.95	401	106
Class S2
12-31-19	14.42	0.24•	3.06	3.30	0.20	0.54	—	0.74	—	16.98	23.36	0.64	0.63	0.63	1.51	2,896	23
12-31-18	16.13	0.23•	(1.46)	(1.23)	0.12	0.36	—	0.48	—	14.42	(7.90)	0.65	0.61	0.61	1.47	1,905	30
12-31-17	13.67	0.23•	2.38	2.61	0.06	0.09	—	0.15	—	16.13	19.21	0.67	0.58	0.58	1.50	1,688	29
12-31-16	12.70	0.34•	0.65	0.99	0.01	0.01	—	0.02	—	13.67	7.82	0.83	0.52	0.52	2.60	651	52
12-31-15	13.62	0.38•	(0.61)	(0.23)	0.05	0.64	—	0.69	—	12.70	(1.88)	5.76	0.53	0.53	2.84	14	106
Class Z
12-31-19	14.74	0.37•	3.10	3.47	0.24	0.54	—	0.78	—	17.43	24.08	0.24	0.00*	0.00*	2.25	426,037	23
12-31-18	16.42	0.36•	(1.51)	(1.15)	0.17	0.36	—	0.53	—	14.74	(7.32)	0.25	0.00*	0.00*	2.22	243,229	30
12-31-17	13.85	0.34•	2.39	2.73	0.07	0.09	—	0.16	—	16.42	19.86	0.27	0.00*	0.00*	2.21	169,065	29
12-31-16	12.80	0.47•	0.61	1.08	0.02	0.01	—	0.03	—	13.85	8.40	0.40	0.00*	0.00*	3.51	48,146	52
05-01-15(5) -
12-31-15	14.34	0.57•	(1.37)	(0.80)	0.10	0.64	—	0.74	—	12.80	(5.75)	5.12	0.00*	0.00*	6.74	1,086	106
See Accompanying Notes to Financial Statements
38

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2045 Portfolio
Class ADV
12-31-19	10.38	0.16•	2.29	2.45	0.14	0.52	—	0.66	—	12.17	24.29	0.73	0.73	0.73	1.39	134,331	24
12-31-18	11.79	0.15•	(1.13)	(0.98)	0.11	0.32	—	0.43	—	10.38	(8.70)	0.74	0.72	0.72	1.31	122,905	31
12-31-17	10.22	0.13•	1.88	2.01	0.12	0.32	—	0.44	—	11.79	19.96	0.75	0.69	0.69	1.20	148,205	25
12-31-16	10.55	0.17	0.61	0.78	0.17	0.94	—	1.11	—	10.22	7.67	0.76	0.64	0.64	1.70	139,777	41
12-31-15	12.16	0.16	(0.34)	(0.18)	0.12	1.31	—	1.43	—	10.55	(2.05)	0.76	0.64	0.64	1.44	133,884	36
Class I
12-31-19	10.74	0.22	2.38	2.60	0.21	0.52	—	0.73	—	12.61	24.89	0.23	0.23	0.23	1.89	53,784	24
12-31-18	12.17	0.22	(1.16)	(0.94)	0.17	0.32	—	0.49	—	10.74	(8.16)	0.24	0.22	0.22	1.84	43,658	31
12-31-17	10.54	0.20•	1.93	2.13	0.18	0.32	—	0.50	—	12.17	20.48	0.25	0.19	0.19	1.76	48,317	25
12-31-16	10.84	0.24•	0.63	0.87	0.23	0.94	—	1.17	—	10.54	8.29	0.26	0.14	0.14	2.24	35,877	41
12-31-15	12.46	0.25•	(0.38)	(0.13)	0.18	1.31	—	1.49	—	10.84	(1.61)	0.26	0.14	0.14	2.09	27,900	36
Class S
12-31-19	10.58	0.20	2.33	2.53	0.18	0.52	—	0.70	—	12.41	24.55	0.48	0.48	0.48	1.64	74,022	24
12-31-18	12.00	0.18•	(1.14)	(0.96)	0.14	0.32	—	0.46	—	10.58	(8.44)	0.49	0.47	0.47	1.53	65,002	31
12-31-17	10.40	0.17	1.90	2.07	0.15	0.32	—	0.47	—	12.00	20.21	0.50	0.44	0.44	1.46	87,386	25
12-31-16	10.70	0.21	0.62	0.83	0.19	0.94	—	1.13	—	10.40	8.05	0.51	0.39	0.39	1.91	76,656	41
12-31-15	12.32	0.20	(0.36)	(0.16)	0.15	1.31	—	1.46	—	10.70	(1.86)	0.51	0.39	0.39	1.66	80,586	36
Class S2
12-31-19	10.41	0.16	2.30	2.46	0.16	0.52	—	0.68	—	12.19	24.34	0.63	0.63	0.63	1.50	20,384	24
12-31-18	11.80	0.16•	(1.12)	(0.96)	0.11	0.32	—	0.43	—	10.41	(8.52)	0.64	0.62	0.62	1.40	16,121	31
12-31-17	10.24	0.14•	1.88	2.02	0.14	0.32	—	0.46	—	11.80	19.97	0.65	0.59	0.59	1.26	19,206	25
12-31-16	10.56	0.20•	0.60	0.80	0.18	0.94	—	1.12	—	10.24	7.88	0.69	0.54	0.54	1.93	18,507	41
12-31-15	12.16	0.18•	(0.35)	(0.17)	0.12	1.31	—	1.43	—	10.56	(1.99)	0.76	0.54	0.54	1.54	16,368	36
Class Z
12-31-19	10.82	0.27•	2.38	2.65	0.21	0.52	—	0.73	—	12.74	25.17	0.23	0.00*	0.00*	2.21	464,683	24
12-31-18	12.24	0.26•	(1.19)	(0.93)	0.17	0.32	—	0.49	—	10.82	(8.03)	0.24	0.00*	0.00*	2.14	273,348	31
12-31-17	10.57	0.24•	1.93	2.17	0.18	0.32	—	0.50	—	12.24	20.81	0.25	0.00*	0.00*	2.12	208,189	25
12-31-16	10.85	0.34•	0.55	0.89	0.23	0.94	—	1.17	—	10.57	8.47	0.26	0.00*	0.00*	3.21	58,923	41
05-01-15(5) -
12-31-15	13.09	0.59•	(1.34)	(0.75)	0.18	1.31	—	1.49	—	10.85	(6.26)	0.32	0.00*	0.00*	8.27	544	36
Voya Index Solution 2050 Portfolio
Class ADV
12-31-19	14.39	0.24•	3.24	3.48	0.17	0.52	—	0.69	—	17.18	24.60	0.74	0.74	0.74	1.47	17,450	22
12-31-18	16.26	0.22•	(1.62)	(1.40)	0.11	0.36	—	0.47	—	14.39	(8.92)	0.75	0.73	0.73	1.39	11,155	28
12-31-17	13.65	0.20•	2.53	2.73	0.04	0.08	—	0.12	—	16.26	20.12	0.78	0.70	0.70	1.31	7,817	26
12-31-16	12.69	0.27•	0.73	1.00	0.01	0.03	—	0.04	—	13.65	7.94	1.03	0.64	0.64	2.05	3,296	49
12-31-15	13.68	0.44•	(0.68)	(0.24)	0.04	0.71	—	0.75	—	12.69	(1.97)	7.70	0.64	0.64	3.52	666	195
See Accompanying Notes to Financial Statements
39

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2050 Portfolio (continued)
Class I
12-31-19	14.69	0.32•	3.31	3.63	0.22	0.52	—	0.74	—	17.58	25.21	0.24	0.24	0.24	1.97	6,367	22
12-31-18	16.55	0.30•	(1.65)	(1.35)	0.15	0.36	—	0.51	—	14.69	(8.49)	0.25	0.23	0.23	1.82	3,851	28
12-31-17	13.84	0.31•	2.55	2.86	0.07	0.08	—	0.15	—	16.55	20.75	0.28	0.20	0.20	2.00	3,195	26
12-31-16	12.80	0.33•	0.76	1.09	0.02	0.03	—	0.05	—	13.84	8.52	0.53	0.14	0.14	2.52	950	49
12-31-15	13.79	0.44•	(0.61)	(0.17)	0.11	0.71	—	0.82	—	12.80	(1.45)	7.20	0.14	0.14	3.47	295	195
Class S
12-31-19	14.65	0.28•	3.31	3.59	0.19	0.52	—	0.71	—	17.53	24.94	0.49	0.49	0.49	1.70	10,885	22
12-31-18	16.51	0.25	(1.63)	(1.38)	0.12	0.36	—	0.48	—	14.65	(8.68)	0.50	0.48	0.48	1.53	7,477	28
12-31-17	13.83	0.24•	2.58	2.82	0.06	0.08	—	0.14	—	16.51	20.47	0.53	0.45	0.45	1.56	8,090	26
12-31-16	12.83	0.37•	0.68	1.05	0.02	0.03	—	0.05	—	13.83	8.20	0.78	0.39	0.39	2.76	3,987	49
12-31-15	13.80	0.55•	(0.74)	(0.19)	0.07	0.71	—	0.78	—	12.83	(1.60)	7.45	0.39	0.39	4.31	254	195
Class S2
12-31-19	14.45	0.25•	3.25	3.50	0.17	0.52	—	0.69	—	17.26	24.69	0.64	0.64	0.64	1.53	3,072	22
12-31-18	16.30	0.22•	(1.60)	(1.38)	0.11	0.36	—	0.47	—	14.45	(8.80)	0.65	0.63	0.63	1.36	2,023	28
12-31-17	13.68	0.23•	2.52	2.75	0.05	0.08	—	0.13	—	16.30	20.21	0.68	0.60	0.60	1.50	1,973	26
12-31-16	12.71	0.35•	0.67	1.02	0.02	0.03	—	0.05	—	13.68	8.04	0.96	0.54	0.54	2.66	766	49
12-31-15	13.70	0.32•	(0.54)	(0.22)	0.06	0.71	—	0.77	—	12.71	(1.83)	7.70	0.54	0.54	2.43	14	195
Class Z
12-31-19	14.77	0.37•	3.33	3.70	0.22	0.52	—	0.74	—	17.73	25.56	0.24	0.00*	0.00*	2.23	286,945	22
12-31-18	16.60	0.35•	(1.67)	(1.32)	0.15	0.36	—	0.51	—	14.77	(8.28)	0.25	0.00*	0.00*	2.15	153,539	28
12-31-17	13.85	0.33•	2.57	2.90	0.07	0.08	—	0.15	—	16.60	21.03	0.28	0.00*	0.00*	2.13	97,126	26
12-31-16	12.80	0.49•	0.61	1.10	0.02	0.03	—	0.05	—	13.85	8.62	0.53	0.00*	0.00*	3.63	21,080	49
05-01-15(5) -
12-31-15	14.46	0.61•	(1.45)	(0.84)	0.11	0.71	—	0.82	—	12.80	(6.02)	7.05	0.00*	0.00*	7.16	576	195
Voya Index Solution 2055 Portfolio
Class ADV
12-31-19	13.42	0.22	3.00	3.22	0.15	0.58	—	0.73	—	15.91	24.52	0.74	0.74	0.74	1.40	54,378	20
12-31-18	15.18	0.19	(1.49)	(1.30)	0.12	0.34	—	0.46	—	13.42	(8.87)	0.75	0.73	0.73	1.27	46,688	29
12-31-17	13.01	0.16	2.46	2.62	0.14	0.31	—	0.45	—	15.18	20.37	0.76	0.70	0.70	1.19	52,886	25
12-31-16	13.12	0.22•	0.75	0.97	0.18	0.90	—	1.08	—	13.01	7.61	0.78	0.64	0.64	1.68	43,002	42
12-31-15	14.69	0.20•	(0.45)	(0.25)	0.12	1.20	—	1.32	—	13.12	(2.15)	0.78	0.65	0.65	1.42	37,162	39
Class I
12-31-19	13.75	0.30•	3.09	3.39	0.23	0.58	—	0.81	—	16.33	25.22	0.24	0.24	0.24	1.95	31,202	20
12-31-18	15.54	0.28•	(1.54)	(1.26)	0.19	0.34	—	0.53	—	13.75	(8.48)	0.25	0.23	0.23	1.82	21,247	29
12-31-17	13.29	0.27•	2.49	2.76	0.20	0.31	—	0.51	—	15.54	21.03	0.26	0.20	0.20	1.87	19,100	25
12-31-16	13.38	0.30•	0.75	1.05	0.24	0.90	—	1.14	—	13.29	8.10	0.28	0.14	0.14	2.24	10,595	42
12-31-15	14.94	0.32•	(0.50)	(0.18)	0.18	1.20	—	1.38	—	13.38	(1.66)	0.28	0.15	0.15	2.23	8,113	39
See Accompanying Notes to Financial Statements
40

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2055 Portfolio (continued)
Class S
12-31-19	13.59	0.25•	3.06	3.31	0.19	0.58	—	0.77	—	16.13	24.94	0.49	0.49	0.49	1.66	35,423	20
12-31-18	15.36	0.23	(1.51)	(1.28)	0.15	0.34	—	0.49	—	13.59	(8.66)	0.50	0.48	0.48	1.55	26,744	29
12-31-17	13.16	0.20•	2.48	2.68	0.17	0.31	—	0.48	—	15.36	20.63	0.51	0.45	0.45	1.40	29,602	25
12-31-16	13.25	0.25•	0.76	1.01	0.20	0.90	—	1.10	—	13.16	7.89	0.53	0.39	0.39	1.92	23,832	42
12-31-15	14.82	0.21	(0.43)	(0.22)	0.15	1.20	—	1.35	—	13.25	(1.93)	0.53	0.40	0.40	1.55	20,530	39
Class S2
12-31-19	13.49	0.23•	3.03	3.26	0.18	0.58	—	0.76	—	15.99	24.68	0.64	0.64	0.64	1.53	11,439	20
12-31-18	15.24	0.20•	(1.49)	(1.29)	0.12	0.34	—	0.46	—	13.49	(8.77)	0.65	0.63	0.63	1.30	7,943	29
12-31-17	13.06	0.19•	2.45	2.64	0.15	0.31	—	0.46	—	15.24	20.50	0.66	0.60	0.60	1.35	10,327	25
12-31-16	13.17	0.24•	0.74	0.98	0.19	0.90	—	1.09	—	13.06	7.71	0.71	0.54	0.54	1.87	6,752	42
12-31-15	14.72	0.21•	(0.45)	(0.24)	0.11	1.20	—	1.31	—	13.17	(2.04)	0.78	0.55	0.55	1.50	5,816	39
Class Z
12-31-19	13.86	0.35•	3.11	3.46	0.23	0.58	—	0.81	—	16.51	25.54	0.24	0.00*	0.00*	2.23	217,585	20
12-31-18	15.62	0.33•	(1.56)	(1.23)	0.19	0.34	—	0.53	—	13.86	(8.24)	0.25	0.00*	0.00*	2.15	111,996	29
12-31-17	13.33	0.30•	2.50	2.80	0.20	0.31	—	0.51	—	15.62	21.27	0.26	0.00*	0.00*	2.07	68,540	25
12-31-16	13.40	0.40•	0.67	1.07	0.24	0.90	—	1.14	—	13.33	8.24	0.28	0.00*	0.00*	3.06	17,543	42
05-01-15(5) -
12-31-15	15.69	0.28•	(1.19)	(0.91)	0.18	1.20	—	1.38	—	13.40	(6.22)	0.30	0.00*	0.00*	3.14	446	39
Voya Index Solution 2060 Portfolio
Class ADV
12-31-19	11.02	0.18•	2.50	2.68	0.09	0.30	—	0.39	—	13.31	24.62	0.77	0.74	0.74	1.45	9,576	36
12-31-18	12.49	0.17•	(1.23)	(1.06)	0.07	0.34	—	0.41	—	11.02	(8.88)	0.81	0.72	0.72	1.42	6,029	40
12-31-17	10.48	0.16•	1.97	2.13	0.03	0.09	—	0.12	—	12.49	20.44	0.90	0.70	0.70	1.40	4,579	51
12-31-16	9.77	0.21•	0.56	0.77	0.02	0.04	—	0.06	—	10.48	7.87	1.91	0.64	0.64	2.06	1,690	63
02-09-15(5) -
12-31-15	10.00	0.20•	(0.43)	(0.23)	—	—	—	—	—	9.77	(2.30)	36.51	0.65	0.65	2.29	87	208
Class I
12-31-19	11.19	0.27•	2.52	2.79	0.13	0.30	—	0.43	—	13.55	25.32	0.27	0.24	0.24	2.18	7,603	36
12-31-18	12.65	0.25•	(1.27)	(1.02)	0.10	0.34	—	0.44	—	11.19	(8.46)	0.31	0.22	0.22	2.05	3,020	40
12-31-17	10.57	0.31•	1.91	2.22	0.05	0.09	—	0.14	—	12.65	21.11	0.40	0.20	0.20	2.60	1,563	51
12-31-16	9.82	0.26•	0.54	0.80	0.01	0.04	—	0.05	—	10.57	8.24	1.41	0.14	0.14	2.52	146	63
02-09-15(5) -
12-31-15	10.00	0.51•	(0.69)	(0.18)	—	—	—	—	—	9.82	(1.80)	36.01	0.15	0.15	5.86	32	208
Class S
12-31-19	11.10	0.22•	2.50	2.72	0.11	0.30	—	0.41	—	13.41	24.87	0.52	0.49	0.49	1.74	5,693	36
12-31-18	12.56	0.21•	(1.25)	(1.04)	0.08	0.34	—	0.42	—	11.10	(8.66)	0.56	0.47	0.47	1.70	3,057	40
12-31-17	10.52	0.18•	1.99	2.17	0.04	0.09	—	0.13	—	12.56	20.76	0.65	0.45	0.45	1.51	2,294	51
12-31-16	9.79	0.25•	0.54	0.79	0.02	0.04	—	0.06	—	10.52	8.06	1.66	0.39	0.39	2.46	863	63
02-09-15(5) -
12-31-15	10.00	0.58•	(0.79)	(0.21)	—	—	—	—	—	9.79	(2.10)	36.26	0.40	0.40	6.61	131	208
See Accompanying Notes to Financial Statements
41

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2060 Portfolio (continued)
Class S2
12-31-19	11.07	0.19•	2.51	2.70	0.10	0.30	—	0.40	—	13.37	24.76	0.67	0.64	0.64	1.56	1,545	36
12-31-18	12.51	0.15•	(1.20)	(1.05)	0.05	0.34	—	0.39	—	11.07	(8.75)	0.71	0.62	0.62	1.18	751	40
12-31-17	10.50	0.20•	1.95	2.15	0.05	0.09	—	0.14	—	12.51	20.54	0.80	0.60	0.60	1.68	993	51
12-31-16	9.77	0.26•	0.51	0.77	—	0.04	—	0.04	—	10.50	7.92	1.84	0.54	0.54	2.61	139	63
02-09-15(5) -
12-31-15	10.00	0.06•	(0.29)	(0.23)	—	—	—	—	—	9.77	(2.30)	36.51	0.55	0.55	0.73	4	208
Class Z
12-31-19	11.26	0.29•	2.55	2.84	0.13	0.30	—	0.43	—	13.67	25.61	0.27	0.00*	0.00*	2.31	84,826	36
12-31-18	12.70	0.29•	(1.29)	(1.00)	0.10	0.34	—	0.44	—	11.26	(8.27)	0.31	0.00*	0.00*	2.29	32,971	40
12-31-17	10.60	0.26•	1.98	2.24	0.05	0.09	—	0.14	—	12.70	21.24	0.40	0.00*	0.00*	2.16	15,056	51
12-31-16	9.82	0.50•	0.34	0.84	0.02	0.04	—	0.06	—	10.60	8.58	1.41	0.00*	0.00*	4.95	3,068	63
05-01-15(5) -
12-31-15	10.46	0.03•	(0.67)	(0.64)	—	—	—	—	—	9.82	(6.12)	35.54	0.00*	0.00*	0.52	143	208

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The ten series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Index Solution Income Portfolio (“Index Solution Income”), Voya Index Solution 2020 Portfolio (“Index Solution 2020”), Voya Index Solution 2025 Portfolio (“Index Solution 2025”), Voya Index Solution 2030 Portfolio (“Index Solution 2030”), Voya Index Solution 2035 Portfolio (“Index Solution 2035”), Voya Index Solution 2040 Portfolio (“Index Solution 2040”), Voya Index Solution 2045 Portfolio (“Index Solution 2045”), Voya Index Solution 2050 Portfolio (“Index Solution 2050”), Voya Index Solution 2055 Portfolio (“Index Solution 2055”) and Voya Index Solution 2060 Portfolio (“Index Solution 2060”), each a diversified series of the Company.
Index Solution 2020, Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, Index Solution 2050, Index Solution 2055 and Index Solution 2060 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Service (“Class S”), Service 2 (“Class S2”) and Class Z. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2019, each Portfolio, with the exception of Index Solution 2060, used futures to enact tactical positions and to provide the Portfolios with greater liquidity. With the exception of Index Solution 2060, each Portfolio

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

had purchased and sold futures contracts on various equity indices and various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2019, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts purchased and sold for Index Solution Income, Index Solution 2020, Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, index Solution 2050 and Index Solution 2055. There were no open futures contracts purchased or sold for Index Solution 2060 during the year ended December 31, 2019.
	Purchased	Sold
Index Solution Income	$54,383,478	$15,881,556
Index Solution 2020	25,963,132	9,216,501
Index Solution 2025	33,177,451	33,383,571
Index Solution 2030	15,652,286	15,783,335
Index Solution 2035	29,878,069	30,013,893
Index Solution 2040	11,812,293	11,873,697
Index Solution 2045	20,972,952	21,034,127
Index Solution 2050	8,081,844	8,131,589
Index Solution 2055	9,546,030	9,563,003
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2019, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Index Solution Income	$162,194,627	$169,926,927
Index Solution 2020	227,985,065	154,138,959
Index Solution 2025	379,646,382	275,529,982
Index Solution 2030	293,412,883	149,691,997
Index Solution 2035	408,587,365	264,157,937
Index Solution 2040	214,415,675	86,989,358
Index Solution 2045	254,072,868	156,148,147
Index Solution 2050	152,188,051	55,947,221
Index Solution 2055	135,350,953	57,221,707
Index Solution 2060	76,476,969	27,925,340
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV and S2 of the Portfolios have a plan of distribution (the “Plans”), whereby the Distributor is

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each respective Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% of each Portfolio’s average daily net assets attributable to its Class S2 shares.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S and S2 shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S and S2 shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S and S2 shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Index Solution Income	36.44%
	Index Solution 2020	10.02
	Index Solution 2025	15.72
	Index Solution 2030	8.23
	Index Solution 2035	13.28
	Index Solution 2040	7.61
	Index Solution 2045	12.09
	Index Solution 2050	7.51
	Index Solution 2055	9.28
	Index Solution 2060	8.97
Voya Retirement Insurance and Annuity Company	Index Solution Income	63.52
	Index Solution 2020	89.98
	Index Solution 2025	84.28
	Index Solution 2030	91.77
	Index Solution 2035	86.69
	Index Solution 2040	92.39
	Index Solution 2045	87.91
	Index Solution 2050	92.49
	Index Solution 2055	90.72
	Index Solution 2060	91.03
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding, except for Class Z, interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed in the table below.
Portfolio	Class ADV(1)(2)	Class I(1)(2)	Class S(1)(2)	Class S2(1)(2)	Class Z(3)(4)
Index Solution Income	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2020	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2025	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2030	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2035	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2040	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2045	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2050	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2055	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2060	0.89%	0.39%	0.64%	0.79%	0.00%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)
Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

(3)
Pursuant to a side letter agreement, through May 1, 2020, the Investment Adviser has agreed to waive all or a portion of the management fee so that the direct expense limits are 0.00% for all Portfolios. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)
The operating expense limits shown apply only at each Portfolio level and do not include the fees payable by the Underlying Funds in which each Portfolio invests, investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of each Portfolio’s business.

The Expense Limitation Agreement is contractual through May 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2019:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Solution Income	1	$3,252,000	3.13%
Index Solution 2020	2	1,161,000	3.21
Index Solution 2025	5	1,055,000	3.24
Index Solution 2030	1	577,000	3.38
Index Solution 2035	5	875,600	3.23

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution Income
Class ADV
12/31/2019	429,206	—	253,246	(2,074,088)	(1,391,636)	4,386,134	—	2,575,512	(21,252,132)	(14,290,486)
12/31/2018	646,418	—	313,830	(2,564,995)	(1,604,747)	6,566,562	—	3,141,436	(25,972,388)	(16,264,390)
Class I
12/31/2019	276,159	—	68,384	(752,288)	(407,745)	2,910,332	—	711,876	(7,869,411)	(4,247,203)
12/31/2018	249,741	—	78,017	(354,127)	(26,369)	2,599,791	—	800,450	(3,706,148)	(305,907)
Class S
12/31/2019	344,355	—	467,397	(2,404,332)	(1,592,580)	3,569,721	—	4,823,540	(25,166,525)	(16,773,264)
12/31/2018	413,680	—	530,229	(2,667,750)	(1,723,841)	4,279,638	—	5,392,426	(27,335,509)	(17,663,445)
Class S2
12/31/2019	598,934	—	29,052	(1,518,193)	(890,207)	6,080,050	—	293,428	(15,276,480)	(8,903,002)
12/31/2018	970,860	—	38,554	(575,130)	434,284	9,407,825	—	383,617	(5,801,646)	3,989,796
Class Z
12/31/2019	5,140,709	—	720,770	(2,659,126)	3,202,353	54,538,212	—	7,575,291	(28,267,824)	33,845,679
12/31/2018	4,984,923	—	660,970	(3,605,443)	2,040,450	52,215,088	—	6,821,212	(37,532,275)	21,504,025
Index Solution 2020
Class ADV
12/31/2019	552,124	—	79,966	(512,630)	119,460	7,229,032	—	1,033,955	(6,692,240)	1,570,747
12/31/2018	917,597	—	74,293	(610,242)	381,648	11,974,728	—	956,903	(7,888,365)	5,043,266
49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2020 (continued)
Class I
12/31/2019	242,324	—	21,555	(350,324)	(86,445)	3,227,918	—	285,814	(4,653,181)	(1,139,449)
12/31/2018	219,724	—	21,709	(40,316)	201,117	2,954,136	—	286,342	(535,987)	2,704,491
Class S
12/31/2019	259,455	—	21,705	(621,284)	(340,124)	3,464,997	—	287,380	(8,375,220)	(4,622,843)
12/31/2018	364,926	—	32,200	(360,293)	36,833	4,854,248	—	423,433	(4,831,340)	446,341
Class S2
12/31/2019	539,783	—	18,603	(365,198)	193,188	7,159,978	—	244,252	(4,793,498)	2,610,732
12/31/2018	244,016	—	9,336	(92,766)	160,586	3,080,944	—	122,211	(1,233,752)	1,969,403
Class Z
12/31/2019	7,258,308	—	1,004,544	(2,328,078)	5,934,774	98,070,145	—	13,430,758	(31,669,941)	79,830,962
12/31/2018	6,508,892	—	725,700	(2,234,378)	5,000,214	87,597,877	—	9,630,042	(29,945,071)	67,282,848
Index Solution 2025
Class ADV
12/31/2019	1,306,445	—	896,085	(4,586,291)	(2,383,761)	14,084,744	—	9,444,733	(49,592,340)	(26,062,863)
12/31/2018	1,574,538	—	734,479	(3,954,518)	(1,645,501)	17,068,237	—	7,866,273	(42,487,852)	(17,553,342)
Class I
12/31/2019	853,962	—	290,116	(1,416,613)	(272,535)	9,439,730	—	3,130,351	(15,537,805)	(2,967,724)
12/31/2018	790,888	—	212,475	(884,820)	118,543	8,739,612	—	2,326,597	(9,829,167)	1,237,042
Class S
12/31/2019	1,091,410	—	625,147	(1,951,305)	(234,748)	11,938,477	—	6,676,575	(21,485,005)	(2,869,953)
12/31/2018	1,087,070	—	466,840	(3,130,442)	(1,576,532)	11,943,091	—	5,065,217	(34,400,022)	(17,391,714)
Class S2
12/31/2019	1,196,949	—	144,634	(1,014,888)	326,695	12,827,457	—	1,517,211	(10,877,777)	3,466,891
12/31/2018	905,536	—	91,023	(1,519,829)	(523,270)	9,791,867	—	971,219	(16,460,233)	(5,697,147)
Class Z
12/31/2019	15,034,022	—	2,941,044	(2,829,426)	15,145,640	167,306,106	—	32,027,968	(31,666,179)	167,667,895
12/31/2018	12,372,507	—	1,583,684	(3,123,954)	10,832,237	137,566,174	—	17,452,190	(34,622,269)	120,396,095
Index Solution 2030
Class ADV
12/31/2019	779,706	—	93,857	(534,788)	338,775	11,843,916	—	1,389,077	(8,052,836)	5,180,157
12/31/2018	898,458	—	61,107	(364,897)	594,668	13,594,463	—	919,660	(5,502,144)	9,011,979
Class I
12/31/2019	184,888	—	23,493	(122,570)	85,811	2,862,886	—	357,097	(1,912,146)	1,307,837
12/31/2018	242,079	—	14,342	(128,679)	127,742	3,769,376	—	221,300	(1,949,972)	2,040,704
Class S
12/31/2019	337,511	—	39,452	(276,422)	100,541	5,151,445	—	596,130	(4,284,296)	1,463,279
12/31/2018	334,909	—	25,868	(356,431)	4,346	5,199,413	—	396,823	(5,531,063)	65,173
Class S2
12/31/2019	328,496	—	15,982	(149,994)	194,484	5,025,721	—	238,292	(2,266,159)	2,997,854
12/31/2018	163,235	—	3,205	(122,928)	43,512	2,462,246	—	48,650	(1,869,413)	641,483
Class Z
12/31/2019	9,483,023	—	1,435,806	(1,471,224)	9,447,605	147,799,226	—	21,967,828	(23,079,274)	146,687,780
12/31/2018	7,888,028	—	754,504	(1,252,311)	7,390,221	122,508,691	—	11,687,273	(19,495,167)	114,700,797
Index Solution 2035
Class ADV
12/31/2019	1,315,919	—	863,486	(3,653,364)	(1,473,959)	14,661,352	—	9,351,556	(40,954,360)	(16,941,452)
12/31/2018	1,633,874	—	667,403	(3,884,915)	(1,583,638)	18,404,417	—	7,461,570	(43,541,953)	(17,675,966)
Class I
12/31/2019	947,979	—	287,866	(1,266,807)	(30,962)	10,999,071	—	3,201,072	(14,478,364)	(278,221)
12/31/2018	836,090	—	201,420	(645,974)	391,536	9,597,012	—	2,310,284	(7,496,219)	4,411,077
Class S
12/31/2019	1,106,775	—	534,610	(1,730,144)	(88,759)	12,473,584	—	5,875,369	(19,830,618)	(1,481,665)
12/31/2018	1,134,978	—	361,206	(2,719,219)	(1,223,035)	13,011,612	—	4,099,685	(31,371,572)	(14,260,275)
50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2035 (continued)
Class S2
12/31/2019	914,074	—	142,926	(1,101,673)	(44,673)	10,113,557	—	1,545,029	(12,270,996)	(612,410)
12/31/2018	803,649	—	99,584	(1,260,153)	(356,920)	8,960,826	—	1,112,359	(14,237,920)	(4,164,735)
Class Z
12/31/2019	16,366,911	—	2,860,076	(1,990,688)	17,236,299	189,204,678	—	32,118,650	(22,761,257)	198,562,071
12/31/2018	12,072,843	—	1,448,384	(2,255,782)	11,265,445	140,408,639	—	16,743,315	(26,104,816)	131,047,138
Index Solution 2040
Class ADV
12/31/2019	552,733	—	61,180	(241,519)	372,394	8,729,051	—	944,613	(3,842,615)	5,831,049
12/31/2018	573,094	—	31,802	(218,826)	386,070	9,108,294	—	505,650	(3,412,458)	6,201,486
Class I
12/31/2019	145,117	—	13,556	(90,899)	67,774	2,366,891	—	214,734	(1,488,574)	1,093,051
12/31/2018	140,969	—	7,141	(38,031)	110,079	2,307,181	—	116,176	(618,585)	1,804,772
Class S
12/31/2019	244,414	—	29,224	(159,715)	113,923	3,925,638	—	462,330	(2,634,249)	1,753,719
12/31/2018	270,370	—	16,669	(281,941)	5,098	4,374,460	—	271,036	(4,584,355)	61,141
Class S2
12/31/2019	77,278	—	7,594	(46,375)	38,497	1,232,685	—	118,389	(741,409)	609,665
12/31/2018	88,961	—	3,509	(65,060)	27,410	1,419,428	—	56,322	(1,035,113)	440,637
Class Z
12/31/2019	7,890,571	—	1,030,963	(981,712)	7,939,822	128,721,901	—	16,464,473	(16,350,601)	128,835,773
12/31/2018	6,451,257	—	455,971	(703,682)	6,203,546	105,316,683	—	7,459,687	(11,577,636)	101,198,734
Index Solution 2045
Class ADV
12/31/2019	1,000,157	—	662,137	(2,459,840)	(797,546)	11,532,760	—	7,369,585	(28,281,090)	(9,378,745)
12/31/2018	1,366,385	—	450,302	(2,552,318)	(735,631)	15,933,626	—	5,250,526	(29,675,869)	(8,491,717)
Class I
12/31/2019	862,366	—	237,448	(898,357)	201,457	10,387,389	—	2,733,025	(10,640,649)	2,479,765
12/31/2018	607,911	—	153,129	(664,458)	96,582	7,278,406	—	1,842,140	(8,102,621)	1,017,925
Class S
12/31/2019	808,784	—	373,877	(1,361,178)	(178,517)	9,435,178	—	4,239,765	(16,086,808)	(2,411,865)
12/31/2018	938,875	—	240,602	(2,319,027)	(1,139,550)	11,167,516	—	2,853,544	(27,873,850)	(13,852,790)
Class S2
12/31/2019	538,466	—	96,125	(511,082)	123,509	6,197,030	—	1,070,837	(5,925,703)	1,342,164
12/31/2018	513,445	—	49,873	(641,433)	(78,115)	5,955,261	—	582,513	(7,514,758)	(976,984)
Class Z
12/31/2019	10,392,563	—	1,964,446	(1,138,487)	11,218,522	124,189,502	—	22,826,868	(13,828,432)	133,187,938
12/31/2018	8,277,089	—	888,190	(918,262)	8,247,017	100,339,917	—	10,755,975	(11,175,403)	99,920,489
Index Solution 2050
Class ADV
12/31/2019	371,643	—	40,749	(172,005)	240,387	5,955,644	—	639,345	(2,765,757)	3,829,232
12/31/2018	396,050	—	20,849	(122,425)	294,474	6,356,813	—	337,544	(1,966,948)	4,727,409
Class I
12/31/2019	152,475	—	12,873	(65,377)	99,971	2,524,060	—	206,350	(1,073,358)	1,657,052
12/31/2018	113,349	—	7,022	(51,364)	69,007	1,872,004	—	115,790	(840,145)	1,147,649
Class S
12/31/2019	238,456	—	25,693	(153,567)	110,582	3,887,844	—	410,826	(2,559,815)	1,738,855
12/31/2018	257,385	—	14,811	(251,708)	20,488	4,224,161	—	243,786	(4,099,274)	368,673
Class S2
12/31/2019	65,496	—	7,195	(34,778)	37,913	1,052,508	—	113,385	(560,443)	605,450
12/31/2018	84,930	—	3,479	(69,384)	19,025	1,376,109	—	56,506	(1,129,775)	302,840
Class Z
12/31/2019	5,671,663	—	622,415	(501,311)	5,792,767	93,244,413	—	10,045,779	(8,141,951)	95,148,241
12/31/2018	4,483,173	—	258,837	(199,481)	4,542,529	73,564,239	—	4,286,340	(3,254,975)	74,595,604
51

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2055
Class ADV
12/31/2019	652,853	—	172,207	(888,098)	(63,038)	9,717,453	—	2,502,162	(13,297,717)	(1,078,102)
12/31/2018	610,126	—	110,669	(725,320)	(4,525)	9,211,224	—	1,669,989	(10,760,076)	121,137
Class I
12/31/2019	650,507	—	84,885	(369,735)	365,657	10,030,676	—	1,263,096	(5,591,839)	5,701,933
12/31/2018	481,167	—	46,175	(211,966)	315,376	7,406,714	—	712,946	(3,270,972)	4,848,688
Class S
12/31/2019	546,907	—	111,958	(429,858)	229,007	8,259,023	—	1,646,898	(6,612,048)	3,293,873
12/31/2018	581,849	—	61,738	(603,022)	40,565	8,912,178	—	943,356	(9,303,908)	551,626
Class S2
12/31/2019	205,630	—	34,209	(113,342)	126,497	3,077,638	—	499,112	(1,704,745)	1,872,005
12/31/2018	228,669	—	15,696	(333,062)	(88,697)	3,434,189	—	237,947	(5,102,069)	(1,429,933)
Class Z
12/31/2019	4,793,751	—	587,065	(278,473)	5,102,343	73,784,261	—	8,817,712	(4,246,064)	78,355,909
12/31/2018	3,572,627	—	220,039	(101,772)	3,690,894	55,168,682	—	3,421,598	(1,573,175)	57,017,105
Index Solution 2060
Class ADV
12/31/2019	317,214	—	20,003	(164,963)	172,254	3,909,266	—	242,830	(2,020,412)	2,131,684
12/31/2018	273,165	—	15,577	(108,121)	180,621	3,376,349	—	193,157	(1,334,225)	2,235,281
Class I
12/31/2019	353,320	—	12,950	(74,873)	291,397	4,463,917	—	159,806	(953,982)	3,669,741
12/31/2018	185,704	—	6,425	(45,913)	146,216	2,309,386	—	80,758	(567,904)	1,822,240
Class S
12/31/2019	254,537	—	12,052	(117,649)	148,940	3,168,198	—	147,396	(1,481,343)	1,834,251
12/31/2018	203,589	—	7,722	(118,501)	92,810	2,520,120	—	96,290	(1,466,279)	1,150,131
Class S2
12/31/2019	69,509	—	3,392	(25,200)	47,701	856,258	—	41,350	(320,606)	577,002
12/31/2018	52,646	—	1,607	(65,675)	(11,422)	648,889	—	19,991	(829,725)	(160,845)
Class Z
12/31/2019	3,244,883	—	167,597	(133,470)	3,279,010	41,071,313	—	2,083,235	(1,681,534)	41,473,014
12/31/2018	1,778,803	—	72,597	(109,524)	1,741,876	22,328,388	—	916,901	(1,405,805)	21,839,484
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution Income	$10,295,056	$5,684,591	$11,267,338	$5,271,803
Index Solution 2020	6,700,852	8,581,307	7,762,271	3,656,660
Index Solution 2025	18,244,079	34,552,759	16,420,643	17,260,853
Index Solution 2030	8,520,783	16,027,641	7,286,508	5,987,198
Index Solution 2035	16,878,390	35,213,286	13,230,213	18,497,000
Index Solution 2040	5,662,718	12,541,821	4,272,668	4,136,203
Index Solution 2045	11,097,465	27,142,615	7,788,467	13,496,231
Index Solution 2050	3,484,421	7,931,264	2,378,676	2,661,290
Index Solution 2055	4,152,226	10,576,754	2,528,304	4,457,532
Index Solution 2060	846,182	1,828,435	842,040	465,057

52

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$9,798,093	$8,291,781	$13,412,952
Index Solution 2020	8,084,244	8,184,505	15,948,963
Index Solution 2025	21,041,211	31,348,438	60,552,784
Index Solution 2030	11,710,686	18,867,824	33,320,163
Index Solution 2035	19,545,411	38,648,904	75,654,668
Index Solution 2040	8,468,164	15,754,046	27,516,478
Index Solution 2045	12,787,691	29,316,408	55,183,993
Index Solution 2050	5,635,290	11,097,094	19,211,650
Index Solution 2055	5,772,195	12,919,001	23,686,123
Index Solution 2060	2,017,949	3,178,024	5,752,165
At December 31, 2019, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.
NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.
NOTE 12 — AUDITOR CHANGE (Unaudited)
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Company, on behalf of the Portfolios, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the

53

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 12 — AUDITOR CHANGE (Unaudited) (continued)

selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 13 — SUBSEQUENT EVENTS
Reorganization: The Board approved a proposal to reorganize Index Solution 2020 with and into Index Solution Income on or about August 7, 2020.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

54

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.2%
630,808	Invesco Senior Loan ETF	$14,395,038	3.0
581,866	Schwab U.S. TIPS ETF	32,951,072	6.9
64,307	Vanguard Real Estate ETF	5,967,046	1.3
	Total Exchange-Traded Funds (Cost $51,826,468)	53,313,156	11.2
MUTUAL FUNDS: 81.8%
	Affiliated Investment Companies: 81.8%
803,005	Voya Emerging Markets Index Portfolio - Class P2	9,949,232	2.1
3,156,269	Voya International Index Portfolio - Class P2	33,772,074	7.1
3,351,340	Voya Short Term Bond Fund - Class P2	33,044,213	7.0
19,361,916	Voya U.S. Bond Index Portfolio - Class P2	211,044,886	44.4
5,905,045	Voya U.S. Stock Index Portfolio - Class P2	100,681,018	21.2
	Total Mutual Funds (Cost $368,015,429)	388,491,423	81.8

Shares		Value	Percentage of Net Assets
	Total Long-Term Investments (Cost $419,841,897)	$441,804,579	93.0
SHORT-TERM INVESTMENTS: 6.9%
	Mutual Funds: 6.9%
32,715,384 (1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $32,715,384)	32,715,384	6.9
	Total Short-Term Investments (Cost $32,715,384)	32,715,384	6.9
	Total Investments in Securities (Cost $452,557,281)	$474,519,963	99.9
	Assets in Excess of Other Liabilities	505,278	0.1
	Net Assets	$475,025,241	100.0

(1)
Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$53,313,156	$—	$—	$53,313,156
Mutual Funds	388,491,423	—	—	388,491,423
Short-Term Investments	32,715,384	—	—	32,715,384
Total Investments, at fair value	$474,519,963	$—	$—	$474,519,963
Other Financial Instruments+
Futures	168,923	—	—	168,923
Total Assets	$474,688,886	$—	$—	$474,688,886
Liabilities Table
Other Financial Instruments+
Futures	$(311,101)	$—	$—	$(311,101)
Total Liabilities	$(311,101)	$—	$—	$(311,101)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
55

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$13,284,845	$2,647,914	$(7,436,618)	$1,453,091	$9,949,232	$209,147	$400,470	$—
Voya International Index Portfolio - Class P2	31,040,572	6,127,449	(7,744,836)	4,348,889	33,772,074	965,998	1,296,530	—
Voya Russell Mid Cap Index Portfolio - Class P2	8,907,703	159,870	(10,253,051)	1,185,478	—	—	226,172	—
Voya Short Term Bond - Class P2	—	34,184,029	(1,104,830)	(34,986)	33,044,213	207,861	304	—
Voya Short Term Bond - Class R6	—	33,207,198	(33,207,198)	—	—	144,340	(88)	—
Voya U.S. Bond Index Portfolio - Class P2	195,093,126	55,000,999	(51,161,077)	12,111,838	211,044,886	5,512,426	(731,667)	—
Voya U.S. Stock Index Portfolio - Class P2	83,621,893	33,609,029	(31,645,532)	15,095,628	100,681,018	1,491,328	3,817,815	5,309,506
	$331,948,139	$164,936,488	$(142,553,142)	$34,159,938	$388,491,423	$8,531,100	$5,009,536	$5,309,506
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following futures contracts were outstanding for Voya Index Solution Income Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	58	03/20/20	$4,844,740	$75,580
U.S. Treasury 2-Year Note	153	03/31/20	32,971,500	(20,555)
U.S. Treasury Ultra Long Bond	50	03/20/20	9,082,813	(290,546)
			$46,899,053	$(235,521)
Short Contracts:
Mini MSCI EAFE Index	(48)	03/20/20	(4,887,600)	11,505
U.S. Treasury 10-Year Note	(73)	03/20/20	(9,374,797)	81,838
			$(14,262,397)	$93,343
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$87,085
Interest rate contracts	Net Assets — Unrealized appreciation*	81,838
Total Asset Derivatives		$168,923
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$311,101
Total Liability Derivatives		$311,101

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
56

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,542,085)
Interest rate contracts	800,599
Total	$(741,486)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(3,128)
Interest rate contracts	(756,583)
Total	$(759,711)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $460,964,832.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$21,357,501
Gross Unrealized Depreciation	(7,944,549)
Net Unrealized Appreciation	$13,412,952
See Accompanying Notes to Financial Statements
57

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.8%
533,586	Invesco Senior Loan ETF	$12,176,432	2.9
188,628	iShares 1-3 Year Treasury Bond ETF	15,963,588	3.9
421,875	Schwab U.S. TIPS ETF	23,890,781	5.8
54,396	Vanguard Real Estate ETF	5,047,405	1.2
	Total Exchange-Traded Funds (Cost $55,933,343)	57,078,206	13.8
MUTUAL FUNDS: 82.0%
	Affiliated Investment Companies: 82.0%
871,942	Voya Emerging Markets Index Portfolio - Class P2	10,803,361	2.6
2,940,478	Voya International Index Portfolio - Class P2	31,463,111	7.6
304,110	Voya Russell Mid Cap Index Portfolio - Class P2	4,187,602	1.0
1,635,045	Voya Short Term Bond Fund - Class P2	16,121,545	3.9
15,629,826	Voya U.S. Bond Index Portfolio - Class P2	170,365,098	41.2
6,251,303	Voya U.S. Stock Index Portfolio - Class P2	106,584,721	25.7
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
	Total Mutual Funds (Cost $321,932,825)	$339,525,438	82.0
	Total Long-Term Investments (Cost $377,866,168)	396,603,644	95.8
SHORT-TERM INVESTMENTS: 4.1%
	Mutual Funds: 4.1%
16,840,314 (1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $16,840,314)	16,840,314	4.1
	Total Short-Term Investments (Cost $16,840,314)	16,840,314	4.1
	Total Investments in Securities (Cost $394,706,482)	$413,443,958	99.9
	Assets in Excess of Other Liabilities	406,949	0.1
	Net Assets	$413,850,907	100.0

(1)
Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$57,078,206	$—	$—	$57,078,206
Mutual Funds	339,525,438	—	—	339,525,438
Short-Term Investments	16,840,314	—	—	16,840,314
Total Investments, at fair value	$413,443,958	$—	$—	$413,443,958
Other Financial Instruments+
Futures	133,633	—	—	133,633
Total Assets	$413,577,591	$—	$—	$413,577,591
Liabilities Table
Other Financial Instruments+
Futures	$(372,143)	$—	$—	$(372,143)
Total Liabilities	$(372,143)	$—	$—	$(372,143)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
58

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$10,460,987	$6,328,244	$(7,765,447)	$1,779,577	$10,803,361	$243,138	$(213,229)	$—
Voya International Index Portfolio - Class P2	32,923,512	12,133,227	(18,434,776)	4,841,148	31,463,111	845,642	1,060,462	—
Voya Russell Mid Cap Index Portfolio - Class P2	6,012,581	6,368,965	(9,209,580)	1,015,636	4,187,602	104,804	(978,307)	1,173,796
Voya Russell Small Cap Index Portfolio - Class P2	3,001,069	367,736	(3,886,393)	517,588	—	—	35,453	—
Voya Short Term Bond Fund - Class P2	—	17,388,706	(1,230,249)	(36,912)	16,121,545	96,399	209	—
Voya Short Term Bond Fund - Class R6	—	14,665,506	(14,665,506)	—	—	39,317	137	—
Voya U.S. Bond Index Portfolio - Class P2	109,989,214	83,102,163	(29,824,608)	7,098,329	170,365,098	3,795,925	232,456	—
Voya U.S. Stock Index Portfolio - Class P2	76,292,563	53,147,824	(39,587,553)	16,731,887	106,584,721	1,575,559	1,990,369	5,552,872
	$238,679,926	$193,502,371	$(124,604,112)	$31,947,253	$339,525,438	$6,700,784	$2,127,550	$6,726,668
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following futures contracts were outstanding for Voya Index Solution 2020 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	49	03/20/20	$4,092,970	$63,852
Mini MSCI EAFE Index	20	03/20/20	2,036,500	(4,104)
U.S. Treasury 2-Year Note	79	03/31/20	17,024,500	(10,780)
U.S. Treasury Ultra Long Bond	43	03/20/20	7,811,219	(251,452)
			$30,965,189	$(202,484)
Short Contracts:
S&P 500® E-Mini	(38)	03/20/20	(6,139,090)	(105,807)
U.S. Treasury 10-Year Note	(62)	03/20/20	(7,962,156)	69,781
			$(14,101,246)	$(36,026)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$63,852
Interest rate contracts	Net Assets — Unrealized appreciation*	69,781
Total Asset Derivatives		$133,633
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$109,911
Interest rate contracts	Net Assets — Unrealized depreciation*	262,232
Total Liability Derivatives		$372,143

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
59

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,138,347)
Interest rate contracts	222,648
Total	$(915,699)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(108,653)
Interest rate contracts	(493,892)
Total	$(602,545)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $397,256,486.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$18,689,441
Gross Unrealized Depreciation	(2,740,478)
Net Unrealized Appreciation	$15,948,963
See Accompanying Notes to Financial Statements
60

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.5%
1,436,124	Invesco Senior Loan ETF	$32,772,350	3.0
412,494	iShares 1-3 Year Treasury Bond ETF	34,909,367	3.1
756,972	Schwab U.S. TIPS ETF	42,867,324	3.9
175,684	Vanguard Real Estate ETF	16,301,718	1.5
	Total Exchange-Traded Funds (Cost $124,161,729)	126,850,759	11.5
MUTUAL FUNDS: 88.2%
	Affiliated Investment Companies: 88.2%
3,234,412	Voya Emerging Markets Index Portfolio - Class P2	40,074,360	3.6
14,511,480	Voya International Index Portfolio - Class P2	155,272,833	14.0
2,013,435	Voya Russell Mid Cap Index Portfolio - Class P2	27,725,001	2.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,547,094	Voya Russell Small Cap Index Portfolio - Class P2	$22,340,041	2.0
29,583,578	Voya U.S. Bond Index Portfolio - Class P2	322,460,999	29.2
23,924,500	Voya U.S. Stock Index Portfolio - Class P2	407,912,731	36.9
	Total Mutual Funds (Cost $907,734,201)	975,785,965	88.2
	Total Investments in Securities (Cost $1,031,895,930)	$1,102,636,724	99.7
	Assets in Excess of Other Liabilities	2,815,587	0.3
	Net Assets	$1,105,452,311	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$126,850,759	$—	$—	$126,850,759
Mutual Funds	975,785,965	—	—	975,785,965
Total Investments, at fair value	$1,102,636,724	$—	$—	$1,102,636,724
Other Financial Instruments+
Futures	386,235	—	—	386,235
Total Assets	$1,103,022,959	$—	$—	$1,103,022,959
Liabilities Table
Other Financial Instruments+
Futures	$(673,391)	$—	$—	$(673,391)
Total Liabilities	$(673,391)	$—	$—	$(673,391)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
61

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$42,142,033	$11,183,358	$(17,813,625)	$4,562,594	$40,074,360	$778,684	$1,999,642	$—
Voya International Index Portfolio - Class P2	118,158,788	32,318,604	(18,212,423)	23,007,864	155,272,833	4,099,022	246,431	—
Voya Russell Mid Cap Index Portfolio - Class P2	29,673,653	9,158,862	(14,752,945)	3,645,431	27,725,001	363,355	(555,592)	4,062,375
Voya Russell Small Cap Index Portfolio - Class P2	16,926,455	7,313,546	(4,128,601)	2,228,641	22,340,041	211,513	43,519	2,014,760
Voya U.S. Bond Index Portfolio - Class P2	259,396,057	104,757,039	(58,279,448)	16,587,351	322,460,999	7,971,891	(349,053)	—
Voya U.S. Stock Index Portfolio - Class P2	266,800,205	141,397,762	(56,447,056)	56,161,820	407,912,731	5,989,599	9,004,250	20,133,436
	$733,097,191	$306,129,171	$(169,634,098)	$106,193,701	$975,785,965	$19,414,064	$10,389,197	$26,210,571
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following futures contracts were outstanding for Voya Index Solution 2025 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	133	03/20/20	$11,109,490	$173,313
U.S. Treasury Ultra Long Bond	115	03/20/20	20,890,469	(673,391)
			$31,999,959	$(500,078)
Short Contracts:
Mini MSCI EAFE Index	(108)	03/20/20	(10,997,100)	25,886
U.S. Treasury 10-Year Note	(166)	03/20/20	(21,318,032)	187,036
			$(32,315,132)	$212,922
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$199,199
Interest rate contracts	Net Assets — Unrealized appreciation*	187,036
Total Asset Derivatives		$386,235
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*
Interest rate contracts	Net Assets — Unrealized depreciation*	$673,391
Total Liability Derivatives		$673,391

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
62

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(3,042,108)
Interest rate contracts	407,415
Total	$(2,634,693)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$26,300
Interest rate contracts	(957,717)
Total	$(931,417)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $1,041,796,784.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$70,847,712
Gross Unrealized Depreciation	(10,294,928)
Net Unrealized Appreciation	$60,552,784
See Accompanying Notes to Financial Statements
63

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.4%
532,979	Invesco Senior Loan ETF	$12,162,581	2.0
141,310	iShares 1-3 Year Treasury Bond ETF	11,959,065	1.9
421,395	Schwab U.S. TIPS ETF	23,863,599	3.8
114,101	Vanguard Real Estate ETF	10,587,432	1.7
	Total Exchange-Traded Funds (Cost $57,071,293)	58,572,677	9.4
MUTUAL FUNDS: 90.4%
	Affiliated Investment Companies: 90.4%
2,600,971	Voya Emerging Markets Index Portfolio - Class P2	32,226,031	5.2
10,508,232	Voya International Index Portfolio - Class P2	112,438,084	18.0
1,360,251	Voya Russell Mid Cap Index Portfolio - Class P2	18,730,661	3.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
875,782	Voya Russell Small Cap Index Portfolio - Class P2	$12,646,292	2.0
11,812,405	Voya U.S. Bond Index Portfolio - Class P2	128,755,210	20.6
15,222,469	Voya U.S. Stock Index Portfolio - Class P2	259,543,098	41.6
	Total Mutual Funds (Cost $529,948,802)	564,339,376	90.4
	Total Investments in Securities (Cost $587,020,095)	$622,912,053	99.8
	Assets in Excess of Other Liabilities	1,022,063	0.2
	Net Assets	$623,934,116	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$58,572,677	$—	$—	$58,572,677
Mutual Funds	564,339,376	—	—	564,339,376
Total Investments, at fair value	$622,912,053	$—	$—	$622,912,053
Other Financial Instruments+
Futures	200,513	—	—	200,513
Total Assets	$623,112,566	$—	$—	$623,112,566
Liabilities Table
Other Financial Instruments+
Futures	$(484,257)	$—	$—	$(484,257)
Total Liabilities	$(484,257)	$—	$—	$(484,257)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
64

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$27,306,369	$12,710,528	$(12,151,868)	$4,361,002	$32,226,031	$571,061	$249,990	$—
Voya International Index Portfolio - Class P2	74,232,389	35,445,495	(11,368,338)	14,128,538	112,438,084	2,697,038	1,583,302	—
Voya Russell Mid Cap Index Portfolio - Class P2	15,696,720	7,861,473	(6,800,975)	1,973,443	18,730,661	223,520	(313,117)	2,498,092
Voya Russell Small Cap Index Portfolio - Class P2	7,834,469	5,308,957	(1,657,212)	1,160,078	12,646,292	108,473	(26,139)	1,032,626
Voya U.S. Bond Index Portfolio - Class P2	93,800,772	62,323,904	(33,173,900)	5,804,434	128,755,210	3,028,818	237,535	—
Voya U.S. Stock Index Portfolio - Class P2	143,466,463	112,645,508	(32,011,879)	35,443,006	259,543,098	3,760,580	2,656,099	11,946,797
	$362,337,182	$236,295,865	$(97,164,172)	$62,870,501	$564,339,376	$10,389,490	$4,387,670	$15,477,515
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following futures contracts were outstanding for Voya Index Solution 2030 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	74	03/20/20	$6,181,220	$96,430
U.S. Treasury Ultra Long Bond	64	03/20/20	11,626,000	(378,450)
			$17,807,220	$(282,020)
Short Contracts:
S&P 500® E-Mini	(38)	03/20/20	(6,139,090)	(105,807)
U.S. Treasury 10-Year Note	(92)	03/20/20	(11,814,813)	104,083
			$(17,953,903)	$(1,724)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$96,430
Interest rate contracts	Net Assets — Unrealized appreciation*	104,083
Total Asset Derivatives		$200,513
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$105,807
Interest rate contracts	Net Assets — Unrealized depreciation*	378,450
Total Liability Derivatives		$484,257

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
65

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,524,357)
Interest rate contracts	183,008
Total	$(1,341,349)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$47,185
Interest rate contracts	(489,114)
Total	$(441,929)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $589,308,145.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$36,173,380
Gross Unrealized Depreciation	(2,853,217)
Net Unrealized Appreciation	$33,320,163
See Accompanying Notes to Financial Statements
66

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.6%
926,190	Invesco Senior Loan ETF	$21,135,656	2.0
245,563	iShares 1-3 Year Treasury Bond ETF	20,781,997	1.9
732,283	Schwab U.S. TIPS ETF	41,469,186	3.8
171,939	Vanguard Global ex-U.S. Real Estate ETF	10,159,876	0.9
113,303	Vanguard Real Estate ETF	10,513,385	1.0
	Total Exchange-Traded Funds (Cost $101,874,492)	104,060,100	9.6
MUTUAL FUNDS: 90.2%
	Affiliated Investment Companies: 90.2%
5,406,101	Voya Emerging Markets Index Portfolio - Class P2	66,981,587	6.2
20,233,591	Voya International Index Portfolio - Class P2	216,499,419	20.0
3,140,771	Voya Russell Mid Cap Index Portfolio - Class P2	43,248,421	4.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,519,086	Voya Russell Small Cap Index Portfolio - Class P2	$21,935,604	2.0
11,716,312	Voya U.S. Bond Index Portfolio - Class P2	127,707,799	11.8
29,384,688	Voya U.S. Stock Index Portfolio - Class P2	501,008,926	46.2
	Total Mutual Funds (Cost $896,310,934)	977,381,756	90.2
	Total Investments in Securities (Cost $998,185,426)	$1,081,441,856	99.8
	Assets in Excess of Other Liabilities	2,169,902	0.2
	Net Assets	$1,083,611,758	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$104,060,100	$—	$—	$104,060,100
Mutual Funds	977,381,756	—	—	977,381,756
Total Investments, at fair value	$1,081,441,856	$—	$—	$1,081,441,856
Other Financial Instruments+
Futures	432,287	—	—	432,287
Total Assets	$1,081,874,143	$—	$—	$1,081,874,143
Liabilities Table
Other Financial Instruments+
Futures	$(931,474)	$—	$—	$(931,474)
Total Liabilities	$(931,474)	$—	$—	$(931,474)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
67

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$60,756,882	$20,607,722	$(22,156,966)	$7,773,949	$66,981,587	$1,264,854	$2,039,998	$—
Voya International Index Portfolio - Class P2	159,717,275	48,654,350	(23,414,763)	31,542,557	216,499,419	5,531,820	202,831	—
Voya Russell Mid Cap Index Portfolio - Class P2	38,202,531	14,197,109	(13,388,132)	4,236,913	43,248,421	549,842	(418,980)	6,147,324
Voya Russell Small Cap Index Portfolio - Class P2	15,253,590	7,139,891	(2,673,059)	2,215,182	21,935,604	200,066	(144,073)	1,905,643
Voya U.S. Bond Index Portfolio - Class P2	114,047,195	60,956,261	(53,362,650)	6,066,993	127,707,799	3,250,907	593,075	—
Voya U.S. Stock Index Portfolio - Class P2	318,106,836	162,848,170	(50,035,075)	70,088,995	501,008,926	7,322,844	8,539,761	24,007,819
	$706,084,309	$314,403,504	$(165,030,646)	$121,924,589	$977,381,756	$18,120,333	$10,812,612	$32,060,786
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following futures contracts were outstanding for Voya Index Solution 2035 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	192	03/20/20	$16,037,760	$250,195
U.S. Treasury Ultra Long Bond	111	03/20/20	20,163,844	(653,034)
			$36,201,604	$(402,839)
Short Contracts:
S&P 500® E-Mini	(100)	03/20/20	(16,155,500)	(278,440)
U.S. Treasury 10-Year Note	(161)	03/20/20	(20,675,922)	182,092
			$(36,831,422)	$(96,348)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$250,195
Interest rate contracts	Net Assets — Unrealized appreciation*	182,092
Total Asset Derivatives		$432,287
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$278,440
Interest rate contracts	Net Assets — Unrealized depreciation*	653,034
Total Liability Derivatives		$931,474

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
68

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,958,632)
Interest rate contracts	367,637
Total	$(2,590,995)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$109,120
Interest rate contracts	(897,179)
Total	$(788,059)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $1,005,288,001.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$83,449,146
Gross Unrealized Depreciation	(7,794,478)
Net Unrealized Appreciation	$75,654,668
See Accompanying Notes to Financial Statements
69

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.0%
105,891	iShares 1-3 Year Treasury Bond ETF	$8,961,555	1.9
74,143	Vanguard Global ex-U.S. Real Estate ETF	4,381,110	0.9
61,073	Vanguard Real Estate ETF	5,666,964	1.2
	Total Exchange-Traded Funds (Cost $18,332,105)	19,009,629	4.0
MUTUAL FUNDS: 95.8%
	Affiliated Investment Companies: 95.8%
2,538,096	Voya Emerging Markets Index Portfolio - Class P2	31,447,013	6.7
9,649,779	Voya International Index Portfolio - Class P2	103,252,631	22.0
1,361,588	Voya Russell Mid Cap Index Portfolio - Class P2	18,749,061	4.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
987,073	Voya Russell Small Cap Index Portfolio - Class P2	$14,253,332	3.0
5,041,653	Voya U.S. Bond Index Portfolio - Class P2	54,954,018	11.7
13,366,970	Voya U.S. Stock Index Portfolio - Class P2	227,906,833	48.4
	Total Mutual Funds (Cost $422,441,013)	450,562,888	95.8
	Total Investments in Securities (Cost $440,773,118)	$469,572,517	99.8
	Assets in Excess of Other Liabilities	985,762	0.2
	Net Assets	$470,558,279	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$19,009,629	$—	$—	$19,009,629
Mutual Funds	450,562,888	—	—	450,562,888
Total Investments, at fair value	$469,572,517	$—	$—	$469,572,517
Other Financial Instruments+
Futures	207,797	—	—	207,797
Total Assets	$469,780,314	$—	$—	$469,780,314
Liabilities Table
Other Financial Instruments+
Futures	$(323,513)	$—	$—	$(323,513)
Total Liabilities	$(323,513)	$—	$—	$(323,513)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
70

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$22,829,012	$13,292,633	$(8,628,784)	$3,954,152	$31,447,013	$546,146	$217,603	$—
Voya International Index Portfolio - Class P2	61,869,390	35,182,443	(6,466,108)	12,666,906	103,252,631	2,424,399	1,090,175	—
Voya Russell Mid Cap Index Portfolio - Class P2	16,212,166	8,793,238	(8,393,560)	2,137,217	18,749,061	219,237	(150,337)	2,450,250
Voya Russell Small Cap Index Portfolio - Class P2	8,091,573	6,384,911	(1,432,340)	1,209,188	14,253,332	119,655	(23,077)	1,139,093
Voya U.S. Bond Index Portfolio - Class P2	26,922,761	32,590,956	(6,649,244)	2,089,545	54,954,018	1,177,035	224,563	—
Voya U.S. Stock Index Portfolio - Class P2	116,640,661	96,738,829	(16,226,607)	30,753,950	227,906,833	3,280,475	1,265,149	10,241,771
	$252,565,563	$192,983,010	$(47,796,643)	$52,810,958	$450,562,888	$7,766,947	$2,624,076	$13,831,114
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following futures contracts were outstanding for Voya Index Solution 2040 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	83	03/20/20	$6,932,990	$108,158
U.S. Treasury Ultra Long Bond	48	03/20/20	8,719,500	(284,532)
			$15,652,490	$(176,374)
Short Contracts:
S&P 500® E-Mini	(14)	03/20/20	(2,261,770)	(38,981)
U.S. Treasury 10-Year Note	(104)	03/20/20	(13,355,875)	99,639
			$(15,617,645)	$60,658
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$108,158
Interest rate contracts	Net Assets — Unrealized appreciation*	99,639
Total Asset Derivatives		$207,797
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$38,981
Interest rate contracts	Net Assets — Unrealized depreciation*	284,532
Total Liability Derivatives		$323,513

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
71

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(985,395)
Interest rate contracts	115,108
Total	$(870,287)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$105,751
Interest rate contracts	(329,000)
Total	$(223,249)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $441,940,322.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$29,241,606
Gross Unrealized Depreciation	(1,725,128)
Net Unrealized Appreciation	$27,516,478
See Accompanying Notes to Financial Statements
72

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 3.9%
148,725	iShares 1-3 Year Treasury Bond ETF	$12,586,597	1.7
119,011	Vanguard Global ex-U.S. Real Estate ETF	7,032,360	1.0
98,031	Vanguard Real Estate ETF	9,096,296	1.2
	Total Exchange-Traded Funds (Cost $27,651,007)	28,715,253	3.9
MUTUAL FUNDS: 95.8%
	Affiliated Investment Companies: 95.8%
4,329,775	Voya Emerging Markets Index Portfolio - Class P2	53,645,915	7.2
15,968,538	Voya International Index Portfolio - Class P2	170,863,362	22.8
2,425,410	Voya Russell Mid Cap Index Portfolio - Class P2	33,397,890	4.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,552,726	Voya Russell Small Cap Index Portfolio - Class P2	$22,421,371	3.0
4,817,177	Voya U.S. Bond Index Portfolio - Class P2	52,507,230	7.0
22,476,601	Voya U.S. Stock Index Portfolio - Class P2	383,226,039	51.3
	Total Mutual Funds (Cost $657,308,295)	716,061,807	95.8
	Total Investments in Securities (Cost $684,959,302)	$744,777,060	99.7
	Assets in Excess of Other Liabilities	2,426,679	0.3
	Net Assets	$747,203,739	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$28,715,253	$—	$—	$28,715,253
Mutual Funds	716,061,807	—	—	716,061,807
Total Investments, at fair value	$744,777,060	$—	$—	$744,777,060
Other Financial Instruments+
Futures	333,067	—	—	333,067
Total Assets	$745,110,127	$—	$—	$745,110,127
Liabilities Table
Other Financial Instruments+
Futures	$(660,732)	$—	$—	$(660,732)
Total Liabilities	$(660,732)	$—	$—	$(660,732)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$51,272,059	$16,235,946	$(19,870,704)	$6,008,614	$53,645,915	$1,021,779	$2,050,788	$—
Voya International Index Portfolio - Class P2	123,237,857	36,539,520	(13,549,204)	24,635,189	170,863,362	4,407,106	95,117	—
Voya Russell Mid Cap Index Portfolio - Class P2	36,109,754	11,546,199	(18,633,918)	4,375,855	33,397,890	428,442	7,122	4,790,314
Voya Russell Small Cap Index Portfolio - Class P2	15,447,643	6,978,429	(2,252,806)	2,248,105	22,421,371	208,034	(191,640)	1,981,746
Voya U.S. Bond Index Portfolio - Class P2	32,090,802	27,407,650	(9,358,006)	2,366,784	52,507,230	1,222,524	99,042	—
Voya U.S. Stock Index Portfolio - Class P2	235,762,965	120,769,893	(27,783,912)	54,477,093	383,226,039	5,616,413	4,638,127	18,427,222
	$493,921,080	$219,477,638	$(91,448,551)	$94,111,640	$716,061,807	$12,904,298	$6,698,556	$25,199,282
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following futures contracts were outstanding for Voya Index Solution 2045 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	133	03/20/20	$11,109,490	$173,312
Mini MSCI EAFE Index	73	03/20/20	7,433,225	(14,977)
U.S. Treasury Ultra Long Bond	77	03/20/20	13,987,531	(453,631)
			$32,530,246	$(295,296)
Short Contracts:
S&P 500® E-Mini	(69)	03/20/20	(11,147,295)	(192,124)
U.S. Treasury 10-Year Note	(167)	03/20/20	(21,446,453)	159,755
			$(32,593,748)	$(32,369)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$173,312
Interest rate contracts	Net Assets — Unrealized appreciation*	159,755
Total Asset Derivatives		$333,067
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$207,101
Interest rate contracts	Net Assets — Unrealized depreciation*	453,631
Total Liability Derivatives		$660,732

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
74

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,952,061)
Interest rate contracts	243,059
Total	$(1,709,002)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$260,428
Interest rate contracts	(578,612)
Total	$(318,184)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $689,265,401.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$59,891,560
Gross Unrealized Depreciation	(4,707,567)
Net Unrealized Appreciation	$55,183,993
See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.1%
50,620	Vanguard Global ex-U.S. Real Estate ETF	$2,991,136	0.9
41,697	Vanguard Real Estate ETF	3,869,064	1.2
	Total Exchange-Traded Funds (Cost $6,440,853)	6,860,200	2.1
MUTUAL FUNDS: 97.6%
	Affiliated Investment Companies: 97.6%
1,880,301	Voya Emerging Markets Index Portfolio - Class P2	23,296,925	7.2
7,250,509	Voya International Index Portfolio - Class P2	77,580,444	23.9
1,053,546	Voya Russell Mid Cap Index Portfolio - Class P2	14,507,330	4.5
681,322	Voya Russell Small Cap Index Portfolio - Class P2	9,838,286	3.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,013,356	Voya U.S. Bond Index Portfolio - Class P2	$21,945,576	6.8
9,951,245	Voya U.S. Stock Index Portfolio - Class P2	169,668,734	52.2
	Total Mutual Funds (Cost $296,724,044)	316,837,295	97.6
	Total Investments in Securities (Cost $303,164,897)	$323,697,495	99.7
	Assets in Excess of Other Liabilities	1,021,410	0.3
	Net Assets	$324,718,905	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$6,860,200	$—	$—	$6,860,200
Mutual Funds	316,837,295	—	—	316,837,295
Total Investments, at fair value	$323,697,495	$—	$—	$323,697,495
Other Financial Instruments+
Futures	142,226	—	—	142,226
Total Assets	$323,839,721	$—	$—	$323,839,721
Liabilities Table
Other Financial Instruments+
Futures	$(283,504)	$—	$—	$(283,504)
Total Liabilities	$(283,504)	$—	$—	$(283,504)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$18,395,359	$10,260,079	$(8,859,198)	$3,500,685	$23,296,925	$393,574	$(257,515)	$—
Voya International Index Portfolio - Class P2	43,870,476	28,218,609	(3,942,227)	9,433,586	77,580,444	1,772,315	565,618	—
Voya Russell Mid Cap Index Portfolio - Class P2	12,338,150	7,229,956	(6,871,268)	1,810,492	14,507,330	165,200	(236,030)	1,846,082
Voya Russell Small Cap Index Portfolio - Class P2	5,278,303	4,564,093	(801,476)	797,366	9,838,286	80,388	(13,151)	765,158
Voya U.S. Bond Index Portfolio - Class P2	10,526,026	19,746,538	(9,029,180)	702,192	21,945,576	459,859	200,430	—
Voya U.S. Stock Index Portfolio - Class P2	81,467,984	77,103,963	(11,274,688)	22,371,475	169,668,734	2,442,864	626,780	7,440,775
	$171,876,298	$147,123,239	$(40,778,038)	$38,615,796	$316,837,295	$5,314,200	$886,132	$10,052,015
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following futures contracts were outstanding for Voya Index Solution 2050 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	57	03/20/20	$4,761,210	$74,277
Mini MSCI EAFE Index	31	03/20/20	3,156,575	(6,360)
U.S. Treasury Ultra Long Bond	33	03/20/20	5,994,656	(196,396)
			$13,912,441	$(128,479)
Short Contracts:
S&P 500® E-Mini	(29)	03/20/20	(4,685,095)	(80,748)
U.S. Treasury 10-Year Note	(71)	03/20/20	(9,117,953)	67,949
			$(13,803,048)	$(12,799)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$74,277
Interest rate contracts	Net Assets — Unrealized appreciation*	67,949
Total Asset Derivatives		$142,226
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$87,108
Interest rate contracts	Net Assets — Unrealized depreciation*	196,396
Total Liability Derivatives		$283,504

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(700,291)
Interest rate contracts	85,000
Total	$(615,291)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$78,993
Interest rate contracts	(230,706)
Total	$(151,713)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $304,344,567.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$20,471,727
Gross Unrealized Depreciation	(1,260,077)
Net Unrealized Appreciation	$19,211,650
See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.2%
55,280	Vanguard Global ex-U.S. Real Estate ETF	$3,266,495	1.0
45,535	Vanguard Real Estate ETF	4,225,193	1.2
	Total Exchange-Traded Funds (Cost $7,037,686)	7,491,688	2.2
MUTUAL FUNDS: 97.5%
	Affiliated Investment Companies: 97.5%
2,170,687	Voya Emerging Markets Index Portfolio - Class P2	26,894,812	7.7
7,801,247	Voya International Index Portfolio - Class P2	83,473,347	23.8
1,260,940	Voya Russell Mid Cap Index Portfolio - Class P2	17,363,145	5.0
729,131	Voya Russell Small Cap Index Portfolio - Class P2	10,528,646	3.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,861,495	Voya U.S. Bond Index Portfolio - Class P2	$20,290,299	5.8
10,720,839	Voya U.S. Stock Index Portfolio - Class P2	182,790,310	52.2
	Total Mutual Funds (Cost $315,698,451)	341,340,559	97.5
	Total Investments in Securities (Cost $322,736,137)	$348,832,247	99.7
	Assets in Excess of Other Liabilities	1,195,330	0.3
	Net Assets	$350,027,577	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$7,491,688	$—	$—	$7,491,688
Mutual Funds	341,340,559	—	—	341,340,559
Total Investments, at fair value	$348,832,247	$—	$—	$348,832,247
Other Financial Instruments+
Futures	155,753	—	—	155,753
Total Assets	$348,988,000	$—	$—	$348,988,000
Liabilities Table
Other Financial Instruments+
Futures	$(308,434)	$—	$—	$(308,434)
Total Liabilities	$(308,434)	$—	$—	$(308,434)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$22,172,027	$9,961,572	$(8,335,111)	$3,096,324	$26,894,812	$476,692	$662,403	$—
Voya International Index Portfolio - Class P2	52,872,713	24,496,324	(4,997,498)	11,101,808	83,473,347	2,002,185	218,273	—
Voya Russell Mid Cap Index Portfolio - Class P2	14,871,873	7,112,137	(6,451,609)	1,830,744	17,363,145	207,316	(102,754)	2,317,103
Voya Russell Small Cap Index Portfolio - Class P2	6,362,160	4,106,841	(905,419)	965,064	10,528,646	90,798	(64,002)	864,463
Voya U.S. Bond Index Portfolio - Class P2	12,687,324	14,308,860	(7,568,954)	863,069	20,290,299	462,382	62,337	—
Voya U.S. Stock Index Portfolio - Class P2	98,184,009	69,951,179	(10,104,185)	24,759,307	182,790,310	2,653,953	1,367,097	8,349,871
	$207,150,106	$129,936,912	$(38,362,775)	$42,616,316	$341,340,559	$5,893,326	$2,143,354	$11,531,437
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following futures contracts were outstanding for Voya Index Solution 2055 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	62	03/20/20	$5,178,860	$80,792
Mini MSCI EAFE Index	34	03/20/20	3,462,050	(6,976)
U.S. Treasury Ultra Long Bond	36	03/20/20	6,539,625	(212,357)
			$15,180,535	$(138,541)
Short Contracts:
S&P 500® E-Mini	(32)	03/20/20	(5,169,760)	(89,101)
U.S. Treasury 10-Year Note	(78)	03/20/20	(10,016,906)	74,961
			$(15,186,666)	$(14,140)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$80,792
Interest rate contracts	Net Assets — Unrealized appreciation*	74,961
Total Asset Derivatives		$155,753
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$96,077
Interest rate contracts	Net Assets — Unrealized depreciation*	212,357
Total Liability Derivatives		$308,434

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(855,344)
Interest rate contracts	89,857
Total	$(765,487)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$105,185
Interest rate contracts	(252,512)
Total	$(147,327)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $324,993,443.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$26,178,497
Gross Unrealized Depreciation	(2,492,374)
Net Unrealized Appreciation	$23,686,123
See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.8%
14,456	iShares 20+ Year Treasury Bond ETF	$1,958,499	1.8
18,543	iShares Core S&P Small-Cap ETF	1,554,831	1.4
20,947	Vanguard Global ex-U.S. Real Estate ETF	1,237,758	1.2
16,565	Vanguard Real Estate ETF	1,537,066	1.4
	Total Exchange-Traded Funds (Cost $6,165,431)	6,288,154	5.8
MUTUAL FUNDS: 94.1%
	Affiliated Investment Companies: 94.1%
679,090	Voya Emerging Markets Index Portfolio - Class P2	8,413,928	7.7
2,545,863	Voya International Index Portfolio - Class P2	27,240,738	24.9
394,603	Voya Russell Mid Cap Index Portfolio - Class P2	5,433,682	5.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
231,642	Voya Russell Small Cap Index Portfolio - Class P2	$3,344,918	3.1
251,343	Voya U.S. Bond Index Portfolio - Class P2	2,739,633	2.5
3,262,845	Voya U.S. Stock Index Portfolio - Class P2	55,631,501	50.9
	Total Mutual Funds (Cost $96,653,594)	102,804,400	94.1
	Total Investments in Securities (Cost $102,819,025)	$109,092,554	99.9
	Assets in Excess of Other Liabilities	150,212	0.1
	Net Assets	$109,242,766	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$6,288,154	$—	$—	$6,288,154
Mutual Funds	102,804,400	—	—	102,804,400
Total Investments, at fair value	$109,092,554	$—	$—	$109,092,554

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$3,397,583	$6,099,805	$(2,190,240)	$1,106,780	$8,413,928	$123,906	$(299,637)	$—
Voya International Index Portfolio - Class P2	10,889,850	14,668,739	(1,292,068)	2,974,217	27,240,738	499,456	(13,754)	—
Voya Russell Mid Cap Index Portfolio - Class P2	2,734,377	3,265,724	(979,127)	412,708	5,433,682	53,925	(60,351)	602,194
Voya Russell Small Cap Index Portfolio - Class P2	1,364,796	2,076,918	(358,440)	261,644	3,344,918	23,626	(22,350)	224,629
Voya U.S. Bond Index Portfolio - Class P2	2,274,908	6,832,341	(6,341,032)	(26,584)	2,739,633	100,724	242,729	—
Voya U.S. Stock Index Portfolio - Class P2	22,453,240	35,428,926	(8,836,784)	6,586,119	55,631,501	796,190	188,907	2,307,439
	$43,114,754	$68,372,454	$(19,997,692)	$11,314,884	$102,804,400	$1,597,827	$35,544	$3,134,262

See Accompanying Notes to Financial Statements
82

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2019 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $103,340,389.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$6,447,082
Gross Unrealized Depreciation	(694,917)
Net Unrealized Appreciation	$5,752,165

See Accompanying Notes to Financial Statements
83

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Solution Income Portfolio
Class ADV	NII	$0.1762
Class I	NII	$0.2394
Class S	NII	$0.2101
Class S2	NII	$0.1868
Class Z	NII	$0.2394
All Classes	STCG	$0.0196
All Classes	LTCG	$0.1311
Voya Index Solution 2020 Portfolio
Class ADV	NII	$0.1820
Class I	NII	$0.2451
Class S	NII	$0.1917
Class S2	NII	$0.2115
Class Z	NII	$0.2451
All Classes	STCG	$0.0114
All Classes	LTCG	$0.3203
Voya Index Solution 2025 Portfolio
Class ADV	NII	$0.1555
Class I	NII	$0.2195
Class S	NII	$0.1897
Class S2	NII	$0.1763
Class Z	NII	$0.2195
All Classes	STCG	$0.0035
All Classes	LTCG	$0.3890
Voya Index Solution 2030 Portfolio
Class ADV	NII	$0.1964
Class I	NII	$0.2623
Class S	NII	$0.2260
Class S2	NII	$0.2400
Class Z	NII	$0.2623
All Classes	LTCG	$0.4836
Voya Index Solution 2035 Portfolio
Class ADV	NII	$0.1485
Class I	NII	$0.2132
Class S	NII	$0.1839
Class S2	NII	$0.1630
Class Z	NII	$0.2132
All Classes	STCG	$0.0117
All Classes	LTCG	$0.4326
Portfolio Name	Type	Per Share Amount
Voya Index Solution 2040 Portfolio
Class ADV	NII	$0.1859
Class I	NII	$0.2441
Class S	NII	$0.2084
Class S2	NII	$0.1987
Class Z	NII	$0.2442
All Classes	STCG	$0.0039
All Classes	LTCG	$0.5396
Voya Index Solution 2045 Portfolio
Class ADV	NII	$0.1437
Class I	NII	$0.2084
Class S	NII	$0.1767
Class S2	NII	$0.1647
Class Z	NII	$0.2084
All Classes	STCG	$0.0172
All Classes	LTCG	$0.5074
Voya Index Solution 2050 Portfolio
Class ADV	NII	$0.1664
Class I	NII	$0.2237
Class S	NII	$0.1874
Class S2	NII	$0.1741
Class Z	NII	$0.2237
All Classes	STCG	$0.0065
All Classes	LTCG	$0.5119
Voya Index Solution 2055 Portfolio
Class ADV	NII	$0.1493
Class I	NII	$0.2281
Class S	NII	$0.1938
Class S2	NII	$0.1760
Class Z	NII	$0.2281
All Classes	STCG	$0.0146
All Classes	LTCG	$0.5667
Voya Index Solution 2060 Portfolio
Class ADV	NII	$0.0871
Class I	NII	$0.1323
Class S	NII	$0.1128
Class S2	NII	$0.1036
Class Z	NII	$0.1323
All Classes	STCG	$0.0081
All Classes	LTCG	$0.2902

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
84

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Solution Income Portfolio	16.57%
Voya Index Solution 2020 Portfolio	22.27%
Voya Index Solution 2025 Portfolio	30.51%
Voya Index Solution 2030 Portfolio	33.38%
Voya Index Solution 2035 Portfolio	39.21%
Voya Index Solution 2040 Portfolio	41.09%
Voya Index Solution 2045 Portfolio	45.15%
Voya Index Solution 2050 Portfolio	45.85%
Voya Index Solution 2055 Portfolio	48.39%
Voya Index Solution 2060 Portfolio	48.19%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Solution Income Portfolio	$5,684,591
Voya Index Solution 2020 Portfolio	8,581,307
Voya Index Solution 2025 Portfolio	34,552,759
Voya Index Solution 2030 Portfolio	16,027,641
Voya Index Solution 2035 Portfolio	35,213,286
Voya Index Solution 2040 Portfolio	12,541,821
Voya Index Solution 2045 Portfolio	27,142,615
Voya Index Solution 2050 Portfolio	7,931,264
Voya Index Solution 2055 Portfolio	10,576,754
Voya Index Solution 2060 Portfolio	1,828,435
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2019:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Index Solution Income Portfolio	$51,238	$0.0012	9.14%
Voya Index Solution 2020 Portfolio	51,635	0.0017	11.47%
Voya Index Solution 2025 Portfolio	220,927	0.0023	18.13%
Voya Index Solution 2030 Portfolio	168,029	0.0044	23.68%
Voya Index Solution 2035 Portfolio	337,072	0.0038	27.24%
Voya Index Solution 2040 Portfolio	159,210	0.0059	29.81%
Voya Index Solution 2045 Portfolio	268,568	0.0045	32.94%
Voya Index Solution 2050 Portfolio	118,865	0.0065	32.44%
Voya Index Solution 2055 Portfolio	132,802	0.0062	33.60%
Voya Index Solution 2060 Portfolio	42,335	0.0053	26.07%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

85

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
86

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	146	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	November 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	146	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	146	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	146	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	146	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	January 2006 – Present	Consultant (May 2001 – Present).	146	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	October 2015 – Present	Retired.	146	None.
87

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Director who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*
Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Director of the Board.

88

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
89

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

90

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND
SUB-ADVISORY CONTRACTS
At a meeting held on November 21, 2019, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio, each a series of the Company (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts
Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Directors periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in

91

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. In addition, the Board considered each Portfolio’s contractual management fee schedule compared to other third-party sub-advised funds and other funds the Sub-Adviser manages identified by the Manager. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the

92

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the
Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Index Solution Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, and the third quintile for the year-to-date, one-year, three-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for the three-year, five-year and ten-year periods and underperformed for the year-to-date and one-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee

93

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2020 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2020 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2025 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee

94

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in next expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2030 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding of its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2035 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, the third quintile for the ten-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth

95

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”) is ranked in the fourth quintile of all-in expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2040 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year and three-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2045 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, and the third quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for the one-year, five-year and ten-year periods, and outperformed for the year-to-date and three-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net

96

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2050 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, and the third quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2055 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth

97

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2060 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the year-to-date and three-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date period and underperformed for the one-year and three-year periods. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of asset allocation positioning on the Portfolio’s performance; (2) its belief that the Sub-Adviser can improve the Portfolio’ long-term performance; and (3) ongoing periodic monitoring of the Portfolio’s performance by management and the Board or its Investment Review Committee.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

98

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VINDSOL         (1219-021420)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $866,080 for the year ended December 31, 2019 and $891,345 for the year ended December 31, 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2019 and $102,600 for the year ended December 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $208,039 for the year ended December 31, 2019 and $232,281 for the year ended December 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $6,152 for the year ended December 31, 2019 and $0 for the year ended December 31, 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2018

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee [1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed
$5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year- end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√	√	Not to exceed $5,700 per Fund during the Pre-
Approval
Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.			Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:     January 1, 2019 to December 31, 2019

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2019 and December 31, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2019	2018
Voya Partners, Inc.	$214,191	$334,881
Voya Investments, LLC (1)	$107,750	$38,950

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, in included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Directors

Voya Partners, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio (formerly Voya Templeton Foreign Equity Portfolio), VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Oppenheimer Global Portfolio (formerly VY® Oppenheimer Global Portfolio), VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, and VY® T. Rowe Price Growth Equity Portfolio (the “Funds”), each a series of Voya Partners, Inc., including the summary portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the "financial statements") the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2019 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 26, 2020

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 21.1%
	Canada: 0.2%
191,000	Cenovus Energy, Inc., 4.250%, 04/15/2027	$202,305	0.1
186,000	Fortis, Inc./Canada, 3.055%, 10/04/2026	189,937	0.1
		392,242	0.2

	China: 0.3%
601,000	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	632,889	0.3

	France: 0.7%
572,000 (1)	BNP Paribas SA, 3.500%, 03/01/2023	591,935	0.3
265,000 (1)	BPCE SA, 2.700%, 10/01/2029	262,807	0.1
287,000 (1)	BPCE SA, 5.150%, 07/21/2024	314,958	0.2
226,000 (1)	Electricite de France SA, 2.350%, 10/13/2020	226,457	0.1
		1,396,157	0.7

	Guernsey: 0.4%
716,000	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/2020	716,937	0.4

	Ireland: 0.2%
370,000	Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	381,224	0.2

	Japan: 0.9%
200,000 (1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	207,680	0.1
790,000 (1)	MUFG Bank Ltd., 2.300%, 03/05/2020	790,474	0.4
200,000	Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	200,463	0.1
639,000	Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	683,081	0.3
		1,881,698	0.9

	Mexico: 0.0%
MXN 1,007,437 (2),(3)	Banco Invex SA / Hipotecaria Credito y Casa SA de CV, 6.450%, 03/13/2034	–	–
MXN 59,796 (2)	JP Morgan / Hipotecaria su Casita, 6.100%, 09/25/2035	3,108	0.0
		3,108	0.0

	Netherlands: 0.8%
270,000	Cooperatieve Rabobank UA/NY, 2.500%, 01/19/2021	271,629	0.1
690,000	Shell International Finance BV, 3.250%, 05/11/2025	730,184	0.4
361,000	Shell International Finance BV, 4.000%, 05/10/2046	411,366	0.2
300,000 (1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	298,341	0.1
		1,711,520	0.8

	Norway: 0.2%
380,000	Equinor ASA, 2.450%, 01/17/2023	385,977	0.2

	South Africa: 0.0%
ZAR 1,000,000	Transnet SOC Ltd., 10.800%, 11/06/2023	76,502	0.0

	Switzerland: 0.4%
400,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	446,970	0.2
250,000	UBS AG/Stamford CT, 7.625%, 08/17/2022	281,926	0.2
		728,896	0.4

	United Kingdom: 1.1%
283,000	Aon PLC, 2.800%, 03/15/2021	285,918	0.2
405,000 (4)	HSBC Holdings PLC, 3.973%, 05/22/2030	436,469	0.2
200,000 (1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	204,906	0.1
1,002,000	Santander UK PLC, 2.375%, 03/16/2020	1,002,593	0.5
230,000 (1)	Standard Chartered PLC, 5.300%, 01/09/2043	277,349	0.1
		2,207,235	1.1

	United States: 15.9%
185,000 (1)	AbbVie, Inc., 3.200%, 11/21/2029	188,318	0.1
150,000	AbbVie, Inc., 3.600%, 05/14/2025	158,316	0.1
321,000	AbbVie, Inc., 4.300%, 05/14/2036	355,302	0.2
53,000	Aetna, Inc., 2.800%, 06/15/2023	53,858	0.0
175,000	Altria Group, Inc., 4.500%, 05/02/2043	178,779	0.1
180,000	Altria Group, Inc., 4.800%, 02/14/2029	200,540	0.1
9,199	American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	9,748	0.0
197,576	American Airlines 2016-3 Class B Pass Through Trust, 3.750%, 04/15/2027	199,884	0.1
55,090	American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 08/15/2026	58,240	0.0
459,000	American International Group, Inc., 4.500%, 07/16/2044	528,755	0.3
450,000	American Tower Corp., 2.750%, 01/15/2027	449,715	0.2
300,000	Amgen, Inc., 3.200%, 11/02/2027	315,840	0.2
88,000	Amgen, Inc., 4.563%, 06/15/2048	102,171	0.1
170,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	201,360	0.1

See Accompanying Notes to Financial Statements

1

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

130,000	Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	143,009	0.1
201,000	Anthem, Inc., 3.700%, 09/15/2049	200,913	0.1
301,000	AT&T, Inc., 4.300%, 02/15/2030	334,687	0.2
299,000	AT&T, Inc., 5.150%, 03/15/2042	349,120	0.2
433,000	AT&T, Inc., 5.450%, 03/01/2047	537,137	0.3
368,000	Bank of America Corp., 3.300%, 01/11/2023	380,596	0.2
616,000 (4)	Bank of America Corp., 3.419%, 12/20/2028	646,512	0.3
458,000	Bank of America Corp., 4.100%, 07/24/2023	488,783	0.2
258,000 (4)	Bank of America Corp., 4.330%, 03/15/2050	309,312	0.2
412,000	Bank of New York Mellon Corp., 2.050%, 05/03/2021	413,324	0.2
530,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023	552,149	0.3
266,000 (1)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	287,760	0.1
135,000	Broadridge Financial Solutions, Inc., 2.900%, 12/01/2029	135,009	0.1
140,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	153,501	0.1
395,000	CBRE Services, Inc., 5.250%, 03/15/2025	444,401	0.2
216,000	ViacomCBS, Inc., 3.700%, 08/15/2024	228,641	0.1
474,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	498,173	0.2
50,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	52,631	0.0
265,000	Citigroup, Inc., 4.125%, 07/25/2028	289,093	0.1
579,000	Citigroup, Inc., 4.000%, 08/05/2024	620,007	0.3
469,000	Citigroup, Inc., 5.500%, 09/13/2025	536,143	0.3
278,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	289,436	0.1
165,000	Comcast Corp., 2.350%, 01/15/2027	164,818	0.1
310,000	Comcast Corp., 4.150%, 10/15/2028	348,994	0.2
110,000	Comcast Corp., 4.250%, 01/15/2033	127,313	0.1
80,000	Comcast Corp., 5.650%, 06/15/2035	105,176	0.1
72,000	Consumers Energy Co., 3.100%, 08/15/2050	71,819	0.0
1,184,000	CVS Health Corp., 2.800%, 07/20/2020	1,187,466	0.6
510,000	CVS Health Corp., 4.300%, 03/25/2028	556,984	0.3
313,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	360,253	0.2
187,006	Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	195,052	0.1
442,000	Discover Bank, 7.000%, 04/15/2020	447,953	0.2
120,000 (4)	Dominion Energy, Inc., 4.650%, 12/31/2199	122,570	0.1
125,000	Duke Energy Carolinas LLC, 3.200%, 08/15/2049	124,495	0.1
85,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	84,948	0.0
1,026,000	Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,100,882	0.5
280,000	Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	296,625	0.1
558,000	Entergy Corp., 5.125%, 09/15/2020	565,663	0.3
200,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	235,978	0.1
111,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	109,284	0.1
57,000	Exxon Mobil Corp., 2.995%, 08/16/2039	57,123	0.0
57,000	Exxon Mobil Corp., 3.095%, 08/16/2049	56,868	0.0
281,000 (1)	Fairfax US, Inc., 4.875%, 08/13/2024	300,346	0.1
202,000	FedEx Corp., 4.050%, 02/15/2048	194,910	0.1
318,000	Fifth Third Bancorp, 8.250%, 03/01/2038	485,440	0.2
532,000	FirstEnergy Corp., 4.250%, 03/15/2023	560,875	0.3
569,000	Ford Motor Credit Co. LLC, 3.200%, 01/15/2021	572,216	0.3
205,000	General Electric Co., 6.750%, 03/15/2032	263,150	0.1
224,000	General Motors Financial Co., Inc., 4.300%, 07/13/2025	239,442	0.1
240,000	Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	242,103	0.1
945,000	Goldman Sachs Group, Inc./The, 3.000%, 04/26/2022	956,802	0.5
130,000	Healthpeak Properties, Inc., 3.000%, 01/15/2030	130,482	0.1
140,000	Intel Corp., 3.250%, 11/15/2049	141,035	0.1
90,000	Johnson & Johnson, 2.900%, 01/15/2028	94,049	0.0
150,000	Johnson & Johnson, 3.400%, 01/15/2038	160,742	0.1
50,000	Johnson & Johnson, 4.375%, 12/05/2033	59,229	0.0
117,000	JPMorgan Chase & Co., 2.550%, 03/01/2021	117,908	0.1
478,000 (4)	JPMorgan Chase & Co., 6.000%, 12/31/2199	513,594	0.3
250,000 (4)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	250,133	0.1
110,000	Kimco Realty Corp., 3.700%, 10/01/2049	107,025	0.1

See Accompanying Notes to Financial Statements

2

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

222,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	237,861	0.1
194,000	Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	232,243	0.1
165,000	Kraft Heinz Foods Co., 3.000%, 06/01/2026	165,006	0.1
135,000 (1)	Kraft Heinz Foods Co., 4.875%, 10/01/2049	142,293	0.1
103,000	Kroger Co/The, 4.650%, 01/15/2048	112,699	0.1
148,000	Medtronic, Inc., 3.150%, 03/15/2022	152,202	0.1
380,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	404,610	0.2
190,000	Mississippi Power Co., 4.250%, 03/15/2042	204,128	0.1
372,000	Morgan Stanley, 3.750%, 02/25/2023	389,699	0.2
618,000	Morgan Stanley, 4.100%, 05/22/2023	652,792	0.3
70,000 (1)	MPLX L.P., 5.250%, 01/15/2025	73,479	0.0
280,000	National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	308,094	0.2
324,000	Newmont Corp., 3.700%, 03/15/2023	338,844	0.2
123,000	Occidental Petroleum Corp., 4.625%, 06/15/2045	127,093	0.1
349,000	Oracle Corp., 2.950%, 05/15/2025	363,265	0.2
48,000	O'Reilly Automotive, Inc., 3.600%, 09/01/2027	51,218	0.0
95,000	O'Reilly Automotive, Inc., 4.350%, 06/01/2028	106,025	0.1
140,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	140,994	0.1
235,000	Pfizer, Inc., 2.750%, 06/03/2026	243,080	0.1
460,000	Philip Morris International, Inc., 3.875%, 08/21/2042	479,045	0.2
45,000	Puget Sound Energy, Inc., 3.250%, 09/15/2049	44,810	0.0
249,000	Qualcomm, Inc., 3.250%, 05/20/2027	262,005	0.1
272,000	Reynolds American, Inc., 6.150%, 09/15/2043	319,267	0.2
225,000	Southern Co., 2.750%, 06/15/2020	225,550	0.1
185,000	Southwest Airlines Co., 3.450%, 11/16/2027	194,531	0.1
104,000	Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	109,353	0.1
272,000	Time Warner Cable LLC, 5.875%, 11/15/2040	312,046	0.2
255,000	Union Electric Co., 3.250%, 10/01/2049	253,079	0.1
73,017	United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	75,887	0.0
72,062	United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	74,359	0.0
52,292	United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	53,150	0.0
74,583	United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	75,299	0.0
90,000	United Parcel Service, Inc., 3.400%, 09/01/2049	91,130	0.0
230,000	Verizon Communications, Inc., 4.125%, 03/16/2027	255,278	0.1
331,000	Verizon Communications, Inc., 4.522%, 09/15/2048	396,513	0.2
252,000	ViacomCBS, Inc., 4.375%, 03/15/2043	267,077	0.1
245,000	Walmart, Inc., 3.700%, 06/26/2028	270,166	0.1
300,000	Walt Disney Co/The, 5.400%, 10/01/2043	408,229	0.2
240,000 (4)	Wells Fargo & Co., 2.406%, 10/30/2025	240,163	0.1
430,000	Wells Fargo & Co., 4.100%, 06/03/2026	463,678	0.2
		31,917,148	15.9

	Total Corporate Bonds/Notes
	(Cost $40,439,972)	42,431,533	21.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 15.4%
	United States: 15.4%
249,153 (4)	Adjustable Rate Mortgage Trust 2006-2 1A1, 4.595%, 05/25/2036	246,678	0.1
230,576	Alternative Loan Trust 2005-51 3A2A, 3.530%, (12MTA + 1.290%), 11/20/2035	225,603	0.1
77,763	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	59,379	0.0
470,839	Banc of America Funding 2005-1 Trust 1A1, 5.500%, 02/25/2035	480,578	0.2
52,556	CHL Mortgage Pass-Through Trust 2005-17 1A8, 5.500%, 09/25/2035	52,669	0.0
51,083	CHL Mortgage Pass-Through Trust 2005-J4 A7, 5.500%, 11/25/2035	50,918	0.0
288,552	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	238,998	0.1
69,096 (4)	Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 4.759%, 05/25/2035	70,571	0.0
297,106	CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	292,876	0.2
49,090	Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.292%, (US0001M + 0.500%), 11/25/2035	27,626	0.0
246,233	Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.512%, (US0001M + 0.720%), 11/25/2035	245,204	0.1
266,654 (1),(4)	CSMC Trust 2015-3 B1, 3.934%, 03/25/2045	277,726	0.1
4,228 (1)	Deutsche ALT-A Securities, Inc. ALT2007-RS1 A2, 2.200%, (US0001M + 0.500%), 01/27/2037	7,213	0.0

See Accompanying Notes to Financial Statements

3

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

666,673	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.242%, (US0001M + 4.450%), 01/25/2029	704,866	0.4
754,862	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.142%, (US0001M + 4.350%), 05/25/2029	796,643	0.4
400,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.442%, (US0001M + 3.650%), 09/25/2029	421,709	0.2
500,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.792%, (US0001M + 3.000%), 10/25/2029	522,793	0.3
500,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.992%, (US0001M + 2.200%), 01/25/2030	509,006	0.3
300,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.192%, (US0001M + 2.400%), 05/28/2030	305,833	0.2
596,142	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.292%, (US0001M + 2.500%), 05/25/2030	605,760	0.3
600,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.342%, (US0001M + 2.550%), 12/25/2030	611,193	0.3
379,617	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 3.792%, (US0001M + 2.000%), 03/25/2031	381,512	0.2
400,000 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.092%, (US0001M + 2.300%), 08/25/2031	404,043	0.2
659,170 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.192%, (US0001M + 2.400%), 04/25/2031	667,360	0.3
87,872 (5)	Fannie Mae Interest Strip Series 254 2, 7.500%, 01/25/2024	9,445	0.0
17,663 (5)	Fannie Mae Interest Strip Series 294 2, 7.000%, 02/25/2028	3,474	0.0
153,515 (5)	Fannie Mae Interest Strip Series 319 2, 6.500%, 02/25/2032	31,991	0.0
55,562 (5)	Fannie Mae Interest Strip Series 328 2, 6.000%, 12/25/2032	12,369	0.0
24,337 (5)	Fannie Mae Interest Strip Series 331 5, 6.000%, 02/25/2033	4,840	0.0
29,789 (5)	Fannie Mae Interest Strip Series 332 2, 6.000%, 03/25/2033	6,810	0.0
23,911 (5)	Fannie Mae Interest Strip Series 334 12, 6.000%, 03/25/2033	5,181	0.0
29,617 (5)	Fannie Mae Interest Strip Series 338 2, 5.500%, 07/25/2033	6,016	0.0
12,567 (5)	Fannie Mae Interest Strip Series 356 10, 5.500%, 06/25/2035	2,441	0.0
13,526 (5)	Fannie Mae Interest Strip Series 364 15, 6.000%, 09/25/2035	2,684	0.0
438,967 (5)	Fannie Mae Interest Strip Series 418 5, 3.500%, 08/25/2043	69,805	0.0
641,856 (4),(5)	Fannie Mae Interest Strip Series 418 80, 3.500%, 08/25/2033	82,704	0.1
8,294	Fannie Mae REMIC Trust 1999-14 MB, 6.500%, 04/25/2029	9,060	0.0
11,906	Fannie Mae REMIC Trust 2001-80 ZB, 6.000%, 01/25/2032	13,259	0.0
57,177 (5)	Fannie Mae REMIC Trust 2002-12 SB, 5.958%, (-1.000*US0001M + 7.750%), 07/25/2031	12,024	0.0
34,236 (5)	Fannie Mae REMIC Trust 2002-2 SW, 5.958%, (-1.000*US0001M + 7.750%), 02/25/2032	7,438	0.0
14,619	Fannie Mae REMIC Trust 2002-21 PE, 6.500%, 04/25/2032	16,595	0.0
6,036	Fannie Mae REMIC Trust 2002-29 F, 2.792%, (US0001M + 1.000%), 04/25/2032	6,164	0.0
18,671 (5)	Fannie Mae REMIC Trust 2002-41 S, 6.158%, (-1.000*US0001M + 7.950%), 07/25/2032	3,442	0.0
1,858	Fannie Mae REMIC Trust 2002-64 FJ, 2.792%, (US0001M + 1.000%), 04/25/2032	1,897	0.0
3,924	Fannie Mae REMIC Trust 2002-68 FH, 2.245%, (US0001M + 0.500%), 10/18/2032	3,930	0.0
672,454 (5)	Fannie Mae REMIC Trust 2002-77 JS, 6.255%, (-1.000*US0001M + 8.000%), 12/18/2032	141,055	0.1
16,951	Fannie Mae REMIC Trust 2002-84 FB, 2.792%, (US0001M + 1.000%), 12/25/2032	17,312	0.0
16,948	Fannie Mae REMIC Trust 2003-11 FA, 2.792%, (US0001M + 1.000%), 09/25/2032	17,310	0.0
3,631	Fannie Mae REMIC Trust 2003-116 FA, 2.192%, (US0001M + 0.400%), 11/25/2033	3,626	0.0

See Accompanying Notes to Financial Statements

4

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

23,374 (5)	Fannie Mae REMIC Trust 2003-13 IO, 7.000%, 03/25/2033	5,996	0.0
17,089 (5)	Fannie Mae REMIC Trust 2003-26 IK, 7.000%, 04/25/2033	3,926	0.0
7,831 (5)	Fannie Mae REMIC Trust 2003-52 NS, 5.308%, (-1.000*US0001M + 7.100%), 06/25/2023	360	0.0
414,072 (5)	Fannie Mae REMIC Trust 2004-56 SE, 5.758%, (-1.000*US0001M + 7.550%), 10/25/2033	79,646	0.0
24,925	Fannie Mae REMIC Trust 2005-25 PS, 20.275%, (-4.400*US0001M + 28.160%), 04/25/2035	42,015	0.0
11,926 (5)	Fannie Mae REMIC Trust 2005-40 SB, 4.958%, (-1.000*US0001M + 6.750%), 05/25/2035	1,713	0.0
38,286	Fannie Mae REMIC Trust 2005-71 DB, 4.500%, 08/25/2025	39,131	0.0
112,127	Fannie Mae REMIC Trust 2005-74 DK, 16.832%, (-4.000*US0001M + 24.000%), 07/25/2035	175,273	0.1
301,887	Fannie Mae REMIC Trust 2005-87 SB, 17.263%, (-3.667*US0001M + 23.833%), 10/25/2035	471,514	0.2
185,880	Fannie Mae REMIC Trust 2006-104 ES, 24.490%, (-5.000*US0001M + 33.450%), 11/25/2036	335,063	0.2
13,536	Fannie Mae REMIC Trust 2006-11 PS, 17.996%, (-3.667*US0001M + 24.567%), 03/25/2036	22,028	0.0
34,665	Fannie Mae REMIC Trust 2006-46 SW, 17.629%, (-3.667*US0001M + 24.199%), 06/25/2036	52,111	0.0
7,455,744 (5)	Fannie Mae REMIC Trust 2006-51 SA, 4.778%, (-1.000*US0001M + 6.570%), 06/25/2036	1,397,595	0.7
62,422 (5)	Fannie Mae REMIC Trust 2006-90 SX, 5.438%, (-1.000*US0001M + 7.230%), 09/25/2036	11,581	0.0
7,426,407 (5)	Fannie Mae REMIC Trust 2007-116 DI, 4.148%, (-1.000*US0001M + 5.940%), 01/25/2038	1,396,825	0.7
53,125 (5)	Fannie Mae REMIC Trust 2007-88 XI, 4.748%, (-1.000*US0001M + 6.540%), 06/25/2037	11,046	0.0
683,108 (5)	Fannie Mae REMIC Trust 2007-89 SB, 4.758%, (-1.000*US0001M + 6.550%), 09/25/2037	109,218	0.1
1,449,472 (5)	Fannie Mae REMIC Trust 2007-94 SG, 4.658%, (-1.000*US0001M + 6.450%), 10/25/2037	290,474	0.2
248,774	Fannie Mae REMIC Trust 2010-109 SN, 16.544%, (-5.000*US0001M + 25.000%), 10/25/2040	634,878	0.3
93,347	Fannie Mae REMIC Trust 2010-155 PL, 5.000%, 07/25/2040	99,746	0.1
2,808,115 (5)	Fannie Mae REMIC Trust 2011-55 SK, 4.768%, (-1.000*US0001M + 6.560%), 06/25/2041	572,205	0.3
2,235,555 (5)	Fannie Mae REMIC Trust 2011-86 NS, 4.158%, (-1.000*US0001M + 5.950%), 09/25/2041	356,487	0.2
1,441,018 (5)	Fannie Mae REMIC Trust 2012-10 US, 4.658%, (-1.000*US0001M + 6.450%), 02/25/2042	186,471	0.1
1,168,695 (5)	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/2042	156,123	0.1
3,843,466 (5)	Fannie Mae REMIC Trust 2012-133 PS, 4.408%, (-1.000*US0001M + 6.200%), 03/25/2042	373,538	0.2
1,919,059 (5)	Fannie Mae REMIC Trust 2012-144 SB, 4.308%, (-1.000*US0001M + 6.100%), 01/25/2043	427,387	0.2
1,988,279 (5)	Fannie Mae REMIC Trust 2012-27 SB, 4.188%, (-1.000*US0001M + 5.980%), 11/25/2041	272,676	0.1
23,601	Fannie Mae REMIC Trust 2013-130 ST, 8.000%, (-16.000*US0001M + 64.000%), 05/25/2043	26,437	0.0
1,267,031 (5)	Fannie Mae REMIC Trust 2013-64 LI, 3.000%, 06/25/2033	145,748	0.1
7,393,218 (5)	Fannie Mae REMICS 2012-138 DI, 3.000%, 12/25/2027	482,820	0.2
6,700,497 (5)	Freddie Mac 3502 DL, 4.260%, (-1.000*US0001M + 6.000%), 01/15/2039	1,234,061	0.6
24,568	Freddie Mac REMIC Trust 1360 PZ, 7.500%, 09/15/2022	25,782	0.0
16,301	Freddie Mac REMIC Trust 1674 Z, 6.750%, 02/15/2024	17,279	0.0
32,553	Freddie Mac REMIC Trust 1897 K, 7.000%, 09/15/2026	35,695	0.0
7,245 (5)	Freddie Mac REMIC Trust 2035 PE, 7.000%, 03/15/2028	1,408	0.0
37,761 (5)	Freddie Mac REMIC Trust 2049 PL, 7.000%, 04/15/2028	7,077	0.0
19,762	Freddie Mac REMIC Trust 2122 F, 2.190%, (US0001M + 0.450%), 02/15/2029	19,435	0.0
59,403 (5)	Freddie Mac REMIC Trust 2134 SB, 5.960%, (-1.000*US0001M + 7.700%), 03/15/2029	8,681	0.0

See Accompanying Notes to Financial Statements

5

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

63,313 (5)	Freddie Mac REMIC Trust 2136 SG, 5.910%, (-1.000*US0001M + 7.650%), 03/15/2029	10,515	0.0
85,181 (5)	Freddie Mac REMIC Trust 2177 SB, 7.210%, (-1.000*US0001M + 8.950%), 08/15/2029	16,202	0.0
10,107	Freddie Mac REMIC Trust 2344 FP, 2.690%, (US0001M + 0.950%), 08/15/2031	10,299	0.0
4,357	Freddie Mac REMIC Trust 2412 GF, 2.690%, (US0001M + 0.950%), 02/15/2032	4,441	0.0
35,904	Freddie Mac REMIC Trust 2415 ZA, 6.500%, 02/15/2032	41,583	0.0
5,554	Freddie Mac REMIC Trust 2464 FI, 2.740%, (US0001M + 1.000%), 02/15/2032	5,671	0.0
5,697	Freddie Mac REMIC Trust 2470 LF, 2.740%, (US0001M + 1.000%), 02/15/2032	5,817	0.0
8,091	Freddie Mac REMIC Trust 2471 FD, 2.740%, (US0001M + 1.000%), 03/15/2032	8,261	0.0
6,578	Freddie Mac REMIC Trust 2504 FP, 2.240%, (US0001M + 0.500%), 03/15/2032	6,588	0.0
23,605	Freddie Mac REMIC Trust 2551 LF, 2.240%, (US0001M + 0.500%), 01/15/2033	23,663	0.0
46,649	Freddie Mac REMIC Trust 2676 KY, 5.000%, 09/15/2023	48,434	0.0
315,473	Freddie Mac REMIC Trust 2750 XG, 5.000%, 02/15/2034	350,388	0.2
260,755	Freddie Mac REMIC Trust 2890 PE, 5.000%, 11/15/2034	286,676	0.2
51,461	Freddie Mac REMIC Trust 3001 HT, 8.000%, (-6.667*US0001M + 44.667%), 05/15/2035	58,169	0.0
52,483 (5)	Freddie Mac REMIC Trust 3004 SB, 4.410%, (-1.000*US0001M + 6.150%), 07/15/2035	6,428	0.0
11,984	Freddie Mac REMIC Trust 3025 SJ, 18.371%, (-3.667*US0001M + 24.750%), 08/15/2035	19,365	0.0
660,387 (5)	Freddie Mac REMIC Trust 3223 S, 4.210%, (-1.000*US0001M + 5.950%), 10/15/2036	97,387	0.1
1,961,439 (5)	Freddie Mac REMIC Trust 3505 SA, 4.260%, (-1.000*US0001M + 6.000%), 01/15/2039	384,188	0.2
2,231,095 (5)	Freddie Mac REMIC Trust 3702 S, 2.710%, (-1.000*US0001M + 4.450%), 05/15/2036	242,467	0.1
489,567 (5)	Freddie Mac REMIC Trust 3710 SL, 4.260%, (-1.000*US0001M + 6.000%), 05/15/2036	5,859	0.0
2,205,813 (5)	Freddie Mac REMIC Trust 3925 SD, 4.310%, (-1.000*US0001M + 6.050%), 07/15/2040	220,366	0.1
1,098,907 (5)	Freddie Mac REMIC Trust 4136 SW, 4.510%, (-1.000*US0001M + 6.250%), 11/15/2032	150,606	0.1
543,096 (5)	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/2043	92,378	0.1
8,197,353 (5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	1,186,749	0.6
991,102 (5)	Freddie Mac Series 4120 IK, 3.000%, 10/15/2032	107,039	0.1
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 5.692%, (US0001M + 3.900%), 12/25/2027	258,724	0.1
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.492%, (US0001M + 4.700%), 04/25/2028	110,882	0.1
168,807	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 5.592%, (US0001M + 3.800%), 03/25/2025	173,232	0.1
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.242%, (US0001M + 3.450%), 10/25/2029	533,114	0.3
400,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.292%, (US0001M + 2.500%), 03/25/2030	409,771	0.2
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.442%, (US0001M + 2.650%), 12/25/2029	617,068	0.3
55,496 (4)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.601%, 10/25/2046	55,848	0.0
346,044	Ginnie Mae Series 2007-8 SP, 16.327%, (-3.242*US0001M + 22.049%), 03/20/2037	541,406	0.3
214,589 (5)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	708	0.0
1,791,448 (5)	Ginnie Mae Series 2010-68 MS, 4.085%, (-1.000*US0001M + 5.850%), 06/20/2040	305,039	0.2
1,260,408 (5)	Ginnie Mae Series 2012-97 SC, 4.960%, (-1.000*US0001M + 6.700%), 07/16/2041	219,507	0.1
215,339	GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 2.002%, (US0001M + 0.210%), 04/25/2036	207,738	0.1

See Accompanying Notes to Financial Statements

6

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

220,041 (1),(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	223,449	0.1
191,044 (1),(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	193,947	0.1
26,565 (4)	GSR Mortgage Loan Trust 2005-AR6 1A4, 4.704%, 09/25/2035	26,995	0.0
559,317	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.002%, (US0001M + 0.210%), 04/25/2046	531,263	0.3
200,000 (1),(4)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	203,094	0.1
400,000 (1),(4)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	407,688	0.2
288,631 (1),(4)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 12/31/2049	292,336	0.2
615,843 (4)	JP Morgan Mortgage Trust 2005-A4 B1, 4.329%, 07/25/2035	625,906	0.3
63,388 (4)	JP Morgan Mortgage Trust 2007-A1 7A1, 4.459%, 07/25/2035	64,316	0.0
253,002 (1),(4)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	254,432	0.1
282,766 (1),(4)	JP Morgan Mortgage Trust 2017-3 B1, 3.845%, 08/25/2047	295,115	0.2
257,765 (1),(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	264,572	0.1
138,105	Lehman XS Trust Series 2005-5N 1A2, 2.152%, (US0001M + 0.360%), 11/25/2035	127,853	0.1
64,152 (4)	MASTR Adjustable Rate Mortgages Trust 2006-2 1A1, 4.733%, 04/25/2036	65,355	0.0
2,177,059 (4)	RALI Series Trust 2006-QO1 X2, 2.723%, 02/25/2046	240,259	0.1
59,020 (1),(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	59,894	0.0
657,258 (4)	TBW Mortgage-Backed Trust 2007-2 A1A, 5.965%, 07/25/2037	336,978	0.2
5,993,590 (4),(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.276%, 08/25/2045	216,834	0.1
37,808 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.693%, 10/25/2036	37,237	0.0
709,490 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.522%, 12/25/2036	684,874	0.3
130,284 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.875%, 08/25/2046	126,517	0.1
290,352 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.804%, 12/25/2036	290,949	0.2
79,955 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.501%, 04/25/2037	73,757	0.0
96,763	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.222%, (US0001M + 0.430%), 06/25/2037	80,386	0.0
181,417 (1),(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.777%, 08/20/2045	181,041	0.1

	Total Collateralized Mortgage Obligations
	(Cost $28,696,758)	30,954,701	15.4

SOVEREIGN BONDS: 10.9%
	Brazil: 1.0%
BRL 7,000,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	1,956,881	1.0

	Chile: 0.1%
CLP 155,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.100%, 07/15/2050	249,832	0.1

	Germany: 4.8%
EUR 1,010,000 (6)	Bundesobligation, 0.000%, 10/08/2021	1,145,550	0.6
EUR 30,000	Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	35,872	0.0
EUR 200,000	Bundesrepublik Deutschland Bundesanleihe, 1.250%, 08/15/2048	281,820	0.1
EUR 10,000	Bundesrepublik Deutschland Bundesanleihe, 2.000%, 08/15/2023	12,267	0.0
EUR 660,000	Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/2046	1,160,886	0.6
EUR 120,000	Bundesrepublik Deutschland Bundesanleihe, 0.000%, 08/15/2026	138,088	0.1
EUR 5,770,000	Bundesrepublik Deutschland, 0.500%, 02/15/2025	6,798,348	3.4
EUR 10,000	Bundesschatzanweisungen, 0.000%, 03/13/2020	11,231	0.0
		9,584,062	4.8

	Indonesia: 0.2%
IDR 6,452,000,000	Indonesia Treasury Bond, 8.375%, 04/15/2039	498,453	0.2

See Accompanying Notes to Financial Statements

7

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

	Italy: 0.7%
EUR 438,000 (1)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	636,608	0.3
EUR 438,000 (1)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	690,841	0.4
		1,327,449	0.7

	Mexico: 0.5%
MXN 18,580,000	Mexican Bonos, 7.750%, 11/13/2042	1,043,104	0.5

	Peru: 1.0%
PEN 5,649,000 (1)	Peru Government Bond, 6.150%, 08/12/2032	1,933,840	1.0

	Portugal: 0.7%
EUR 1,135,000 (1)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	1,523,141	0.7

	Russia: 0.7%
RUB 76,937,000	Russian Federal Bond - OFZ, 7.250%, 05/10/2034	1,336,903	0.7

	Spain: 1.2%
EUR 870,000 (1)	Spain Government Bond, 1.450%, 04/30/2029	1,067,001	0.5
EUR 908,000 (1)	Spain Government Bond, 2.700%, 10/31/2048	1,354,718	0.7
		2,421,719	1.2

	Total Sovereign Bonds
	(Cost $21,625,099)	21,875,384	10.9

U.S. TREASURY OBLIGATIONS: 11.4%
	Treasury Inflation Indexed Protected Securities: 3.1%
6,199,403	0.250%,07/15/2029	6,261,830	3.1

	U.S. Treasury Bonds: 1.8%
3,505,000	2.250%,08/15/2049	3,397,174	1.7
250,000	3.500%,02/15/2039	299,401	0.1
		3,696,575	1.8

	U.S. Treasury Notes: 6.5%
10,000	1.500%,10/31/2024	9,909	0.0
2,399,600	1.625%,12/31/2021	2,402,021	1.2
1,691,000	1.625%,12/15/2022	1,691,803	0.8
1,927,500	1.750%,12/31/2024	1,931,873	1.0
2,730,000	1.750%,12/31/2026	2,714,213	1.4
4,152,000 (7)	1.750%,11/15/2029	4,086,637	2.0
268,000	2.125%,01/31/2021	269,404	0.1
		13,105,860	6.5

	Total U.S. Treasury Obligations
	(Cost $23,086,125)	23,064,265	11.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.6%
	Federal Home Loan Mortgage Corporation: 0.4%(8)
219,489	4.000%,09/01/2045	232,765	0.1
130,634	4.000%,09/01/2045	136,902	0.1
123,948	4.000%,09/01/2045	131,447	0.1
97,219	4.000%,09/01/2045	103,102	0.0
173,527	4.000%,05/01/2046	183,590	0.1
12	5.000%,01/01/2020	13	0.0
226	5.000%,02/01/2020	234	0.0
9,253	5.000%,12/01/2034	10,107	0.0
33,811	6.000%,02/01/2034	38,805	0.0
2,565	6.500%,02/01/2022	2,683	0.0
3,215	6.500%,09/01/2022	3,340	0.0
2,286	6.500%,08/01/2032	2,564	0.0
6,031	6.500%,07/01/2034	6,703	0.0
4,544	6.500%,07/01/2034	5,050	0.0
		857,305	0.4

	Federal National Mortgage Association: 0.1%(8)
88,597	4.521%, (US0012M + 1.777%),10/01/2036	93,426	0.1

	Government National Mortgage Association: 2.1%
4,100,000 (9)	3.000%,01/20/2050	4,209,047	2.1
32,046	5.000%,04/15/2034	35,524	0.0
14,578	6.500%,02/20/2035	16,717	0.0
		4,261,288	2.1

	Uniform Mortgage-Backed Securities: 5.0%
4,173,683	3.500%,08/01/2049	4,290,799	2.1
72,381	2.500%,06/01/2030	73,326	0.1
51,228	2.500%,06/01/2030	51,897	0.0
29,412	2.500%,07/01/2030	29,796	0.0
2,312,985	3.500%,09/01/2049	2,378,652	1.2
132,725	4.000%,05/01/2045	140,573	0.1
2,531,980	4.000%,06/01/2049	2,632,414	1.3
58,995	5.000%,06/01/2041	64,967	0.0
14,103	5.500%,09/01/2024	15,173	0.0
852	6.000%,05/01/2021	863	0.0
64,712	6.000%,11/01/2034	74,258	0.1
105,798	6.000%,04/01/2035	121,432	0.1
46,277	6.500%,12/01/2029	51,410	0.0
19,525	6.500%,01/01/2034	21,725	0.0
262	7.000%,04/01/2033	292	0.0
17,413	7.500%,09/01/2032	20,612	0.0
37,089	7.500%,01/01/2033	43,144	0.0
		10,011,333	5.0

	Total U.S. Government Agency Obligations
	(Cost $15,142,874)	15,223,352	7.6

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.1%
	United States: 9.1%
6,909,108 (4),(5)	BANK 2017-BNK5 XA, 1.082%, 06/15/2060	391,581	0.2
900,000 (1),(4)	BANK 2017-BNK6 E, 2.653%, 07/15/2060	654,448	0.3
1,948,000 (1),(4),(5)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	184,765	0.1
995,608 (4),(5)	BANK 2019-BNK16 XA, 0.967%, 02/15/2052	69,766	0.0
8,020,000 (1),(4),(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	265,846	0.1
210,000 (1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	187,755	0.1
1,197,424 (4),(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.047%, 03/15/2052	94,564	0.0
690,000 (1)	BX Commercial Mortgage Trust 2019-XL J, 4.390%, (US0001M + 2.650%), 10/15/2036	692,611	0.3
270,000 (1)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	262,206	0.1

See Accompanying Notes to Financial Statements

8

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

1,834,338 (4),(5)	CD 2016-CD1 Mortgage Trust XA, 1.409%, 08/10/2049	130,551	0.1
7,900,000 (4),(5)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.846%, 08/10/2049	406,043	0.2
3,208,075 (4),(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.109%, 10/12/2050	203,994	0.1
3,244,376 (4),(5)	COMM 2012-CR1 XA, 1.856%, 05/15/2045	119,811	0.1
9,501,587 (1),(4),(5)	COMM 2012-LTRT XA, 0.930%, 10/05/2030	184,180	0.1
11,181,226 (4),(5)	COMM 2014-CR16 XA, 0.978%, 04/10/2047	398,668	0.2
570,000 (1),(4)	COMM 2014-LC15 D Mortgage Trust, 4.984%, 04/10/2047	579,591	0.3
570,000 (4)	COMM 2016-COR1 C, 4.383%, 10/10/2049	591,346	0.3
4,398,398 (4),(5)	COMM 2016-CR28 XA, 0.687%, 02/10/2049	137,855	0.1
1,000,000 (4)	COMM 2017-COR2 C, 4.562%, 09/10/2050	1,061,871	0.5
200,000 (4)	CSAIL 2015-C2 C Commercial Mortgage Trust, 4.192%, 06/15/2057	194,247	0.1
290,000 (1),(4)	DBJPM 16-C3 Mortgage Trust, 3.491%, 08/10/2049	279,017	0.1
1,269,940 (1),(4),(5)	DBUBS 2011-LC1A XA, 0.700%, 11/10/2046	4,891	0.0
270,000 (1)	Fontainebleau Miami Beach Trust 2019-FBLU F, 4.095%, 12/10/2036	265,241	0.1
3,840,000 (4),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.815%, 01/25/2043	109,266	0.1
7,000,000 (4),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	426,569	0.2
36,859,883 (1),(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	54,844	0.0
255,000 (1)	GPT 2018-GPP D Mortgage Trust, 3.590%, (US0001M + 1.850%), 06/15/2035	252,931	0.1
450,000 (1),(4)	GRACE 2014-GRCE F Mortgage Trust, 3.590%, 06/10/2028	451,670	0.2
100,000 (1),(4)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	98,860	0.0
1,934,226 (4),(5)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.161%, 05/10/2045	54,077	0.0
180,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	156,717	0.1
3,952,071 (4),(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.035%, 11/10/2046	135,135	0.1
690,000 (1),(4)	GS Mortgage Securities Trust 2016-GS4 E, 3.800%, 11/10/2049	553,680	0.3
2,313,067 (4),(5)	GS Mortgage Securities Trust 2017-GS6 XA, 1.042%, 05/10/2050	150,576	0.1
410,000 (1),(4)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	408,858	0.2
310,000 (1),(4)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	302,346	0.2
360,000 (1),(4)	Jackson Park Trust 2019-LIC F, 3.242%, 10/14/2039	310,809	0.2
1,740,000 (1),(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 E, 4.000%, 08/15/2046	1,707,112	0.8
5,715,174 (4),(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.478%, 06/15/2045	126,374	0.1
660,000 (4)	JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	703,060	0.4
334,698 (4)	LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	334,837	0.2
3,024,022 (1),(4),(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.084%, 03/10/2050	119,413	0.1
1,090,000 (1),(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.608%, 11/15/2045	1,100,551	0.5
18,750,000 (1),(4),(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.455%, 12/15/2047	410,893	0.2
440,000 (1),(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.910%, 04/15/2047	461,706	0.2
570,000 (1),(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	584,265	0.3
170,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	160,911	0.1
320,000 (1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	297,747	0.1
220,000 (1)	Wells Fargo Commercial Mortgage Trust 2010-C1 F, 4.000%, 11/15/2043	217,836	0.1
3,123,618 (1),(4),(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.811%, 08/15/2045	112,769	0.1
550,000 (1),(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.261%, 03/15/2045	531,150	0.3
330,000 (1),(4)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.977%, 06/15/2046	314,981	0.2
9,269,806 (4),(5)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.032%, 03/15/2047	293,335	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $17,838,337)	18,304,126	9.1

See Accompanying Notes to Financial Statements

9

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

ASSET-BACKED SECURITIES: 4.3%
	Cayman Islands: 1.1%
500,000 (1)	Barings Clo Ltd. 2019-4A C, 4.703%, (US0003M + 2.800%), 01/15/2033	499,980	0.3
400,000 (1)	Clear Creek CLO 2015-1A CR, 3.916%, (US0003M + 1.950%), 10/20/2030	386,419	0.2
400,000 (1)	Galaxy XXI CLO Ltd. 2015-21A CR, 3.716%, (US0003M + 1.750%), 04/20/2031	380,219	0.2
500,000 (1)	Jay Park CLO Ltd. 2016-1A BR, 3.966%, (US0003M + 2.000%), 10/20/2027	487,852	0.2
400,000 (1)	Shackleton CLO Ltd. 2019-15A C, 4.703%, (US0003M + 2.800%), 01/15/2030	399,984	0.2
		2,154,454	1.1

	United States: 3.2%
500,000 (1)	AMMC CLO 16 Ltd. 2015-16A CR, 4.351%, (US0003M + 2.350%), 04/14/2029	497,478	0.3
412,500 (1)	BlueMountain CLO 2013-2A CR, 3.903%, (US0003M + 1.950%), 10/22/2030	395,011	0.2
400,000 (1)	CIFC Funding 2013-IA BR Ltd., 4.401%, (US0003M + 2.400%), 07/16/2030	390,420	0.2
281,072 (4)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.866%, 03/25/2036	194,696	0.1
1,040,000 (1)	Invitation Homes 2018-SFR1 D Trust, 3.187%, (US0001M + 1.450%), 03/17/2037	1,039,471	0.5
500,000 (1)	LCM XXIV Ltd. 24A C, 4.216%, (US0003M + 2.250%), 03/20/2030	482,812	0.2
250,000 (1)	Madison Park Funding XXVII Ltd. 2018-27A B, 3.766%, (US0003M + 1.800%), 04/20/2030	240,910	0.1
400,000 (1)	Madison Park Funding XXXI Ltd. 2018-31A C, 4.084%, (US0003M + 2.150%), 01/23/2031	397,132	0.2
200,000 (1),(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	204,365	0.1
575,000 (1)	Palmer Square Loan Funding 2017-1A D Ltd., 6.851%, (US0003M + 4.850%), 10/15/2025	571,651	0.3
250,000 (1)	Palmer Square Loan Funding 2018-1A C Ltd., 3.851%, (US0003M + 1.850%), 04/15/2026	242,378	0.1
1,060,000 (1)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,084,110	0.5
250,000 (1)	THL Credit Wind River 2013-2A CR CLO Ltd., 4.003%, (US0003M + 2.000%), 10/18/2030	234,943	0.1
560,000 (1)	THL Credit Wind River 2017-3A C CLO Ltd., 4.201%, (US0003M + 2.200%), 10/15/2030	551,369	0.3
		6,526,746	3.2

	Total Asset-Backed Securities
	(Cost $8,741,366)	8,681,200	4.3

STRUCTURED NOTES: 0.0%
	Russia: 0.0%
RUB 3,958,045 (2)	Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/2034	10,692	0.0

	Total Structured Notes
	(Cost $141,849)	10,692	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.0%
	United States: 0.0%
43,083 (2),(7),(10)	American Media, Inc.	–	–
18 (10)	Ingevity Corp.	1,573	0.0
4,988 (10)	Resolute Forest Products, Inc.	20,950	0.0
120	WestRock Co.	5,149	0.0

	Total Common Stock
	(Cost $1,305,734)	27,672	0.0

MUTUAL FUNDS: 19.2%
	United States: 19.2%
643,128	Voya Emerging Markets Corporate Debt Fund - Class P	6,534,186	3.2
1,127,507	Voya Emerging Markets Hard Currency Debt Fund - Class P	11,083,391	5.5
1,853,229	Voya Emerging Markets Local Currency Debt Fund - Class P	13,806,553	6.9
905,054	Voya High Yield Bond Fund - Class P	7,285,686	3.6

	Total Mutual Funds
	(Cost $40,499,130)	38,709,816	19.2

		Value	Percentage of Net Assets
PURCHASED OPTIONS (11): 0.0%
	Total Purchased Options
	(Cost $72,275)	42,509	0.0

	Total Long-Term Investments
	(Cost $197,589,519)	199,325,250	99.0

See Accompanying Notes to Financial Statements

10

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
	Repurchase Agreements: 2.1%
1,000,000 (12)	Bank of Montreal, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $1,020,000, due 04/20/49-12/01/49)	1,000,000	0.5
1,000,000 (12)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,020,089, due 09/01/24-11/01/49)	1,000,000	0.5
199,320 (12)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $199,337, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $203,324, due 01/15/20-11/15/48)	199,320	0.1
1,000,000 (12)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,020,000, due 02/13/20-09/20/69)	1,000,000	0.5
1,000,000 (12)	Morgan Stanley, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,020,000, due 07/01/27-01/01/50)	1,000,000	0.5

	Total Repurchase Agreements
	(Cost $4,199,320)	4,199,320	2.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
1,917,000 (13)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%
	(Cost $1,917,000)	1,917,000	0.9

	Total Short-Term Investments
	(Cost $6,116,320)	6,116,320	3.0

	Total Investments in Securities (Cost $203,705,839)	$205,441,570	102.0
	Liabilities in Excess of Other Assets	(4,103,028)	(2.0)
	Net Assets	$201,338,542	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Defaulted security
(4)	Variable rate security. Rate shown is the rate in effect as of December 31, 2019.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2019.
(7)	Security, or a portion of the security, is on loan.
(8)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(9)	Settlement is on a when-issued or delayed-delivery basis.
(10)	Non-income producing security.
(11)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(12)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(13)	Rate shown is the 7-day yield as of December 31, 2019.

Currency Abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
EUR	EU Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
ZAR	South African Rand

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

11

Voya International High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.7%
	Australia: 7.8%
197,147	AGL Energy Ltd.	$2,837,650	0.6
1,048,839	Alumina Ltd.	1,694,091	0.3
750,555	Aurizon Holdings Ltd.	2,754,480	0.6
675,447	AusNet Services	805,461	0.2
99,974	Australia & New Zealand Banking Group Ltd.	1,724,149	0.4
57,981	BHP Group Ltd.	1,587,652	0.3
589,543	Boral Ltd.	1,854,750	0.4
234,833	Coca-Cola Amatil Ltd.	1,823,631	0.4
197,137	Crown Resorts Ltd.	1,662,101	0.3
262,223	Harvey Norman Holdings Ltd.	748,936	0.2
20,987	Macquarie Group Ltd.	2,032,470	0.4
82,357	Rio Tinto Ltd.	5,826,757	1.2
1,010,201	Scentre Group	2,718,708	0.6
94,580	Sonic Healthcare Ltd.	1,907,009	0.4
392,836	Stockland	1,274,581	0.3
515,758	Sydney Airport	3,133,600	0.6
870,030	Vicinity Centres	1,521,735	0.3
62,515	Woolworths Group Ltd.	1,585,596	0.3
		37,493,357	7.8

	Belgium: 0.3%
29,195	Colruyt S.A.	1,522,135	0.3

	China: 0.4%
516,500	BOC Hong Kong Holdings Ltd.	1,792,992	0.4

	Denmark: 3.5%
20,380	Carlsberg A/S	3,041,429	0.6
24,466	Coloplast A/S	3,035,278	0.6
45,484	H Lundbeck A/S	1,738,877	0.4
104,830	Novo Nordisk A/S	6,074,776	1.3
60,942	Pandora A/S	2,651,064	0.6
		16,541,424	3.5

	Finland: 3.1%
35,493	Elisa OYJ	1,960,774	0.4
87,180	Neste OYJ	3,033,453	0.6
70,878	Nokian Renkaat OYJ	2,038,595	0.4
37,314	Orion Oyj	1,728,081	0.4
72,966	Sampo OYJ	3,185,938	0.7
83,697	UPM-Kymmene OYJ	2,903,839	0.6
		14,850,680	3.1

	France: 8.3%
67,011	Bouygues SA	2,856,488	0.6
4,335	Covivio	492,328	0.1
40,044	Danone	3,325,507	0.7
13,253	Edenred	686,833	0.1
28,761	Eiffage SA	3,299,674	0.7
196,047	Engie SA	3,175,648	0.7
97,072	Eutelsat Communications	1,577,760	0.3
123,361	Getlink SE	2,150,794	0.4
36,232	Klepierre SA	1,378,414	0.3
420,155	Natixis SA	1,871,596	0.4
85,719 (1)	Orange SA	1,259,750	0.3
23,422	Peugeot S.A.	563,938	0.1
49,577	Renault S.A.	2,354,296	0.5
66,466	Sanofi	6,675,041	1.4
74,805	Societe Generale	2,610,555	0.5
25,815	Sodexo SA	3,059,288	0.7
29,221	Total SA	1,621,496	0.3
6,526	Vinci SA	726,828	0.2
		39,686,234	8.3

	Germany: 5.6%
3,055	Adidas AG	993,089	0.2
1,913	Allianz SE	468,740	0.1
51,073	BASF SE	3,847,685	0.8
6,392	Beiersdorf AG	764,674	0.2
24,435	Deutsche Boerse AG	3,831,734	0.8
69,411	Deutsche Lufthansa AG	1,277,661	0.3
107,825	Deutsche Post AG	4,099,976	0.8
182,295	Deutsche Telekom AG	2,979,112	0.6
12,449	Hannover Rueck SE	2,400,361	0.5
7,729	Muenchener Rueckversicherungs-Gesellschaft AG	2,280,784	0.5
16,936	Siemens AG	2,211,708	0.5
539,575 (1)	Telefonica Deutschland Holding AG	1,563,951	0.3
		26,719,475	5.6

	Hong Kong: 2.7%
184,000	CK Hutchison Holdings Ltd.	1,754,530	0.4
274,500	CLP Holdings Ltd.	2,881,543	0.6
138,000	Hang Seng Bank Ltd.	2,852,457	0.6
739,000	HKT Trust / HKT Ltd.	1,041,463	0.2
19,700	Jardine Matheson Holdings Ltd.	1,096,260	0.2
1,400,000	PCCW Ltd.	828,375	0.2
271,000	Power Assets Holdings Ltd.	1,982,533	0.4
221,500	Yue Yuen Industrial Holdings	653,711	0.1
		13,090,872	2.7

	Israel: 1.2%
376,036	Bank Leumi Le-Israel BM	2,742,407	0.6
183,305	Israel Chemicals Ltd.	865,661	0.2
236,358	Israel Discount Bank Ltd.	1,097,697	0.2
36,604	Mizrahi Tefahot Bank Ltd.	976,394	0.2
		5,682,159	1.2

	Italy: 4.1%
144,429	Assicurazioni Generali S.p.A.	2,981,721	0.6
63,945	Enel S.p.A.	507,970	0.1
250,895	ENI S.p.A.	3,896,726	0.8
1,498,008	Intesa Sanpaolo SpA	3,946,056	0.8
275,041	Mediobanca Banca di Credito Finanziario SpA	3,028,364	0.7
43,238	Recordati S.p.A.	1,822,694	0.4
564,816	Snam SpA	2,969,704	0.6
85,949	Terna Rete Elettrica Nazionale SpA	574,822	0.1
		19,728,057	4.1

	Japan: 25.2%
15,200	ABC-Mart, Inc.	1,037,573	0.2
158,700	Ajinomoto Co., Inc.	2,641,928	0.6
78,800	ANA Holdings, Inc.	2,630,623	0.6

See Accompanying Notes to Financial Statements

12

Voya International High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

40,500	Benesse Holdings, Inc.	1,064,532	0.2
31,400	Calbee, Inc.	1,023,053	0.2
123,100 (2)	Canon, Inc.	3,369,060	0.7
527	Daiwa House REIT Investment Corp.	1,378,018	0.3
167,400	Pan Pacific International Holdings Corp.	2,777,380	0.6
12,000	East Japan Railway Co.	1,083,144	0.2
69,100	Fuji Film Holdings Corp.	3,299,933	0.7
34,500	Hamamatsu Photonics KK	1,413,826	0.3
24,800	Hitachi Ltd.	1,046,455	0.2
6,900	Hoya Corp.	658,688	0.1
153,900	Itochu Corp.	3,566,892	0.7
83,700	Japan Airlines Co. Ltd.	2,606,073	0.5
324	Japan Prime Realty Investment Corp.	1,424,589	0.3
931	Japan Retail Fund Investment Corp.	2,003,425	0.4
103,300	Kakaku.com, Inc.	2,637,570	0.6
36,900	Kamigumi Co., Ltd.	811,131	0.2
59,100	Konami Holdings Corp.	2,428,568	0.5
9,800	Kyocera Corp.	667,926	0.1
59,000	Kyushu Railway Co.	1,975,179	0.4
26,200	Lawson, Inc.	1,487,181	0.3
153,200	LIXIL Group Corp.	2,643,751	0.6
24,600	Maruichi Steel Tube Ltd.	691,321	0.1
23,100	McDonald's Holdings Co. Japan Ltd.	1,112,930	0.2
80,000	Medipal Holdings Corp.	1,765,630	0.4
34,500	MEIJI Holdings Co., Ltd.	2,331,517	0.5
233,600	Mitsubishi Chemical Holdings Corp.	1,740,597	0.4
129,300	Mitsubishi Corp.	3,425,334	0.7
74,200	Mitsubishi Heavy Industries Ltd.	2,877,243	0.6
209,200	Mitsui & Co., Ltd.	3,718,640	0.8
93,600	MS&AD Insurance Group Holdings, Inc.	3,089,614	0.6
74,000	NEC Corp.	3,062,450	0.6
839	Nippon Prologis REIT, Inc.	2,136,857	0.5
397	Nippon Building Fund, Inc.	2,910,110	0.6
6,400	Nippon Shinyaku Co., Ltd.	554,199	0.1
133,000	Nissan Motor Co., Ltd.	770,700	0.2
137,800	NTT DoCoMo, Inc.	3,838,576	0.8
32,200	Olympus Corp.	496,289	0.1
9,800	Oracle Corp. Japan	889,436	0.2
39,500	ORIX Corp.	654,569	0.1
29,500	Otsuka Corp.	1,178,081	0.2
231,100	Ricoh Co., Ltd.	2,514,716	0.5
29,500	Sankyo Co., Ltd.	979,777	0.2
25,400	Secom Co., Ltd.	2,266,766	0.5
174,100	Seiko Epson Corp.	2,628,712	0.6
147,600	Sekisui House Ltd.	3,151,977	0.7
79,200	Seven & I Holdings Co., Ltd.	2,903,111	0.6
211,600	Softbank Corp.	2,837,488	0.6
210,900	Sumitomo Corp.	3,132,570	0.7
111,700	Sumitomo Mitsui Financial Group, Inc.	4,125,681	0.9
39,400	Sundrug Co., Ltd.	1,425,570	0.3
19,700	Suzuken Co., Ltd.	802,931	0.2
103,000	Teijin Ltd.	1,924,261	0.4
24,800	Toyo Suisan Kaisha Ltd.	1,053,152	0.2
52,700 (1)	Trend Micro, Inc.	2,696,650	0.6
1,059	United Urban Investment Corp.	1,988,863	0.4
34,500	West Japan Railway Co.	2,984,028	0.6
		120,336,844	25.2

	Netherlands: 6.1%
156,930 (3)	ABN AMRO Bank NV	2,860,272	0.6
189,536	ING Groep NV	2,278,690	0.5
449,512	Koninklijke KPN NV	1,330,281	0.3
78,074	NN Group NV	2,968,605	0.6
20,971	Randstad NV	1,285,007	0.3
341,728	Royal Dutch Shell PLC - Class A	10,120,077	2.1
88,706	Unilever NV	5,090,924	1.0
47,823	Wolters Kluwer NV	3,491,837	0.7
		29,425,693	6.1

	New Zealand: 0.1%
241,256	Spark New Zealand Ltd.	703,507	0.1

	Norway: 0.4%
204,489	Orkla ASA	2,073,686	0.4

	Singapore: 2.6%
1,099,500	CapitaLand Mall Trust	2,012,705	0.4
886,900	ComfortDelgro Corp., Ltd.	1,569,288	0.3
1,696,200	Genting Singapore Ltd.	1,161,539	0.2
128,100	SATS Ltd.	482,184	0.1
143,900	Singapore Airlines Ltd.	967,483	0.2
324,900	Singapore Exchange Ltd.	2,139,835	0.5
1,053,400	Singapore Telecommunications Ltd.	2,640,999	0.6
432,200	Singapore Technologies Engineering Ltd.	1,265,759	0.3
		12,239,792	2.6

	Spain: 3.1%
16,132 (3)	Aena SME SA	3,092,808	0.7
11,380	Amadeus IT Group SA	931,990	0.2
91,445	Enagas	2,332,540	0.5
112,075	Endesa S.A.	2,992,946	0.6
113,155	Ferrovial SA - FERE	3,428,289	0.7
62,048	Red Electrica Corp. SA	1,250,258	0.3
44,072	Repsol SA	692,381	0.1
		14,721,212	3.1

	Sweden: 1.4%
254,203	Skandinaviska Enskilda Banken AB	2,390,493	0.5
216,196	Swedbank AB	3,213,966	0.7
21,086	Swedish Match AB	1,086,282	0.2
		6,690,741	1.4

	Switzerland: 9.3%
11,480	Adecco Group AG	725,791	0.1
154	Chocoladefabriken Lindt & Sprungli AG - PC - LISP	1,195,815	0.3
837	Givaudan	2,622,317	0.5
155,365	Glencore PLC	483,766	0.1
59,403	LafargeHolcim Ltd.-CHF	3,295,529	0.7
5,059	Kuehne & Nagel International AG	853,285	0.2
117,244	Nestle SA	12,693,453	2.7
81,982	Novartis AG	7,762,843	1.6
30,774	Roche Holding AG	10,001,637	2.1

See Accompanying Notes to Financial Statements

13

Voya International High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

11,322	Zurich Insurance Group AG	4,644,280	1.0
		44,278,716	9.3

	United Kingdom: 13.5%
70,219	Admiral Group PLC	2,145,793	0.5
374,486 (3)	Auto Trader Group PLC	2,957,392	0.6
613,784	Aviva PLC	3,406,860	0.7
449,332	BAE Systems PLC	3,364,314	0.7
1,065,415	BP PLC	6,702,364	1.4
1,279,613	BT Group PLC	3,260,720	0.7
57,850	Coca-Cola European Partners PLC	2,943,408	0.6
150,497	Compass Group PLC	3,771,747	0.8
16,836	Diageo PLC	709,418	0.2
630,075	Direct Line Insurance Group PLC	2,606,984	0.5
374,312	Evraz PLC	2,004,386	0.4
288,393	GlaxoSmithKline PLC	6,776,427	1.4
821,775	Legal & General Group PLC	3,301,139	0.7
35,397	Next PLC	3,298,411	0.7
78,653	Persimmon PLC	2,809,433	0.6
89,854	Relx PLC (GBP Exchange)	2,268,231	0.5
1,049,984	Royal Bank of Scotland Group PLC	3,368,312	0.7
189,572	Sage Group PLC/The	1,880,698	0.4
76,304	Unilever PLC	4,367,873	0.9
923,810	WM Morrison Supermarkets PLC	2,444,926	0.5
		64,388,836	13.5

	Total Common Stock
	(Cost $443,488,322)	471,966,412	98.7

EXCHANGE-TRADED FUNDS: 0.2%
10,419	iShares MSCI EAFE ETF	723,495	0.2

	Total Exchange-Traded Funds
	(Cost $710,725)	723,495	0.2

RIGHTS: 0.0%
	Spain: 0.0%
28,748 (1)	Repsol SA	13,640	0.0

	Total Rights
	(Cost $13,586)	13,640	0.0

	Total Long-Term Investments
	(Cost $444,212,633)	472,703,547	98.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Repurchase Agreements: 0.7%
1,000,000 (4)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/19, 1.65%, due 01/02/20 (Repurchase Amount $1,000,090, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,020,000, due 11/01/32-01/01/49)	1,000,000	0.2
1,000,000 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,000,087, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 01/25/20-10/15/60)	1,000,000	0.2
1,000,000 (4)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $1,000,096, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $1,020,000, due 04/15/20-03/31/21)	1,000,000	0.2
512,449 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $512,493, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $522,698, due 06/30/21-12/01/49)	512,449	0.1

	Total Repurchase Agreements

	Total Short-Term Investments
	(Cost $3,512,449)	3,512,449	0.7

See Accompanying Notes to Financial Statements

14

Voya International High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Total Investments in Securities (Cost $447,725,082)	$476,215,996	99.6
Assets in Excess of Other Liabilities	2,066,478	0.4
Net Assets	$478,282,474	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

15

VY® American Century Small-Mid Cap Value Portfolio
PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.6%
	Communication Services: 0.8%
406,024	Entravision Communications Corp.	$1,063,783	0.3
35,156	Rogers Communications, Inc.	1,745,685	0.4
35,197	Townsquare Media, Inc.	350,914	0.1
		3,160,382	0.8

	Consumer Discretionary: 7.5%
74,410 (1),(2)	Accel Entertainment, Inc.	930,125	0.2
22,542	Advance Auto Parts, Inc.	3,610,327	0.9
13,077	Aptiv PLC	1,241,923	0.3
50,799	BorgWarner, Inc.	2,203,661	0.6
24,572 (1)	Camping World Holdings, Inc.	362,191	0.1
50,923	Carnival Corp.	2,588,416	0.7
15,600 (2)	Everi Holdings, Inc.	209,508	0.1
29,574	Genuine Parts Co.	3,141,646	0.8
87,344	Honda Motor Co., Ltd. ADR	2,472,709	0.7
36,073 (2)	MarineMax, Inc.	602,058	0.2
35,347	Penske Auto Group, Inc.	1,775,126	0.5
55,600	Pulte Group, Inc.	2,157,280	0.6
36,859 (2)	Red Robin Gourmet Burgers, Inc.	1,217,084	0.3
20,241	Sodexo SA	2,398,723	0.6
15,381	Target Corp.	1,971,998	0.5
22,677	Thor Industries, Inc.	1,684,674	0.4
		28,567,449	7.5

	Consumer Staples: 5.8%
87,189	Conagra Brands, Inc.	2,985,351	0.8
41,090 (2)	Hain Celestial Group, Inc.	1,066,491	0.3
17,437	JM Smucker Co.	1,815,715	0.5
21,704	Kellogg Co.	1,501,049	0.4
17,039	Kimberly-Clark Corp.	2,343,714	0.6
111,638	Koninklijke Ahold Delhaize NV	2,799,045	0.7
26,426	Mondelez International, Inc.	1,455,544	0.4
273,799	Orkla ASA	2,776,545	0.7
39,910	Spectrum Brands Holdings, Inc.	2,565,814	0.6
26,377	Sysco Corp.	2,256,289	0.6
17,619 (1)	Weis Markets, Inc.	713,393	0.2
		22,278,950	5.8

	Energy: 4.5%
104,087	Baker Hughes Co.	2,667,750	0.7
17,381	Cactus, Inc.	596,516	0.2
84,670 (2)	Callon Petroleum Co.	408,956	0.1
40,743 (2)	Centennial Resource Development, Inc./DE	188,233	0.1
56,706	ConocoPhillips	3,687,591	1.0
54,934 (2)	Earthstone Energy, Inc.	347,732	0.1
55,832	Imperial Oil Ltd.	1,476,901	0.4
11,400	Liberty Oilfield Services, Inc.	126,768	0.0
78,414 (2)	Magnolia Oil & Gas Corp.	986,448	0.3
136,985 (1),(2)	NCS Multistage Holdings, Inc.	287,669	0.1
26,012 (2)	NexTier Oilfield Solutions, Inc.	174,280	0.0
93,981	Noble Energy, Inc.	2,334,488	0.6
27,085	Parsley Energy, Inc.	512,177	0.1
65,956	Schlumberger Ltd.	2,651,431	0.7
38,165 (2)	WPX Energy, Inc.	524,387	0.1
		16,971,327	4.5

	Financials: 26.4%
40,414	Aflac, Inc.	2,137,901	0.6
24,472	Ameriprise Financial, Inc.	4,076,546	1.1
12,000	Ameris Bancorp.	510,480	0.1
14,446	Amerisafe, Inc.	953,869	0.2
39,676	Ares Management Corp.	1,416,036	0.4
7,735	Arthur J. Gallagher & Co.	736,604	0.2
46,671	Axis Capital Holdings Ltd.	2,774,124	0.7
3,343	Bank OZK	101,978	0.0
85,310	BankUnited, Inc.	3,118,934	0.8
31,348	Brown & Brown, Inc.	1,237,619	0.3
161,466	Capitol Federal Financial, Inc.	2,216,928	0.6
25,848	Chubb Ltd.	4,023,500	1.1
57,588	Comerica, Inc.	4,131,939	1.1
46,384 (1)	Commerce Bancshares, Inc.	3,151,329	0.8
132,895 (1),(3)	Compass Diversified Holdings	3,303,770	0.9
68,215 (2)	CrossFirst Bankshares, Inc.	983,660	0.3
153,208 (2)	Donnelley Financial Solutions, Inc.	1,604,088	0.4
201,577	First Hawaiian, Inc.	5,815,497	1.5
10,113	Globe Life, Inc.	1,064,393	0.3
4,860	Hanover Insurance Group, Inc.	664,216	0.2
31,209	Hilltop Holdings, Inc.	778,040	0.2
157,696	Home Bancshares, Inc./Conway AR	3,100,303	0.8
26,306	Independent Bank Group, Inc.	1,458,405	0.4
44,272	James River Group Holdings Ltd.	1,824,449	0.5
19,356	M&T Bank Corp.	3,285,681	0.9
60,610	Northern Trust Corp.	6,439,206	1.7
41,561	Origin Bancorp, Inc.	1,572,668	0.4
30,117	Pacific Premier Bancorp, Inc.	981,965	0.3
145,211	ProAssurance Corp.	5,247,926	1.4
33,560 (2)	ProSight Global, Inc.	541,323	0.1
27,470 (1)	Prosperity Bancshares, Inc.	1,974,818	0.5
19,667	Reinsurance Group of America, Inc.	3,206,901	0.8
3,891	RenaissanceRe Holdings Ltd.	762,714	0.2
17,394	Signature Bank	2,376,194	0.6
3,988	South State Corp.	345,959	0.1
34,000	State Street Corp.	2,689,400	0.7
38,755 (2)	Texas Capital Bancshares, Inc.	2,200,121	0.6
25,764	TowneBank/Portsmouth VA	716,755	0.2
6,456	Travelers Cos, Inc.	884,149	0.2
115,635	Truist Financial Corp.	6,512,563	1.7
55,904	UMB Financial Corp.	3,837,251	1.0
266,702	Valley National Bancorp	3,053,738	0.8
23,022	Westamerica Bancorp.	1,560,201	0.4

See Accompanying Notes to Financial Statements

16

VY® American Century Small-Mid Cap Value Portfolio
PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

1,161	White Mountains Insurance Group Ltd.	1,295,107	0.3
		100,669,248	26.4

	Health Care: 9.0%
63,394	Cardinal Health, Inc.	3,206,469	0.8
39,629	Cerner Corp.	2,908,372	0.7
34,356 (2)	Henry Schein, Inc.	2,292,232	0.6
41,635 (2)	Hologic, Inc.	2,173,763	0.6
21,079	McKesson Corp.	2,915,647	0.8
49,375	Patterson Cos., Inc.	1,011,200	0.3
44,101 (2)	Premier, Inc.	1,670,546	0.4
31,995 (2)	Providence Service Corp.	1,893,464	0.5
38,172	Quest Diagnostics, Inc.	4,076,388	1.1
37,263 (4)	Siemens Healthineers AG	1,786,286	0.5
18,975	Universal Health Services, Inc.	2,722,154	0.7
50,911	Zimmer Biomet Holdings, Inc.	7,620,359	2.0
		34,276,880	9.0

	Industrials: 15.7%
270,774	BAE Systems PLC	2,027,385	0.5
19,021	Brink's Co.	1,724,824	0.5
78,580 (2)	Ceco Environmental Corp.	601,923	0.2
158,132 (2)	Charah Solutions, Inc.	385,842	0.1
30,851 (2)	Colfax Corp.	1,122,359	0.3
15,698	Cummins, Inc.	2,809,314	0.7
23,542	Deluxe Corp.	1,175,217	0.3
13,482 (2)	DXP Enterprises, Inc.	536,718	0.1
19,236 (2)	Dycom Industries, Inc.	906,977	0.2
21,222	Eaton Corp. PLC	2,010,148	0.5
63,929	Emerson Electric Co.	4,875,226	1.3
19,513	EnPro Industries, Inc.	1,305,030	0.3
24,829 (2)	Foundation Building Materials, Inc.	480,441	0.1
13,377 (2)	GMS, Inc.	362,249	0.1
17,088	Graham Corp.	373,885	0.1
37,346 (1)	Healthcare Services Group, Inc.	908,255	0.2
119,004	Heartland Express, Inc.	2,505,034	0.7
29,148	Hubbell, Inc.	4,308,657	1.1
15,310	Hurco Cos, Inc.	587,292	0.2
160,146	IMI PLC	2,502,612	0.7
173,567 (2)	Innerworkings, Inc.	956,354	0.3
93,182	Johnson Controls International plc	3,793,439	1.0
27,503	Korn Ferry	1,166,127	0.3
36,108	MSC Industrial Direct Co.	2,833,395	0.8
14,982	Mueller Water Products, Inc.	179,484	0.1
152,527	nVent Electric PLC	3,901,641	1.0
30,727	Paccar, Inc.	2,430,506	0.6
24,727	Republic Services, Inc.	2,216,281	0.6
14,068	Schneider Electric SE	1,445,349	0.4
73,563	Southwest Airlines Co.	3,970,931	1.0
43,790	Textron, Inc.	1,953,034	0.5
32,082	Timken Co.	1,806,537	0.5
5,868	Unifirst Corp.	1,185,219	0.3
2,929	Valmont Industries, Inc.	438,706	0.1
		59,786,391	15.7

	Information Technology: 8.0%
6,156 (2)	Advanced Energy Industries, Inc.	438,307	0.1
58,076	Applied Materials, Inc.	3,544,959	0.9
24,100	Avnet, Inc.	1,022,804	0.3
13,764	Belden, Inc.	757,020	0.2
22,491 (1),(2)	Casa Systems, Inc.	91,988	0.0
6,126	Cass Information Systems, Inc.	353,715	0.1
11,819 (2)	Coherent, Inc.	1,966,091	0.5
34,103	Cypress Semiconductor Corp.	795,623	0.2
54,641	EVERTEC, Inc.	1,859,980	0.5
97,293	HP, Inc.	1,999,371	0.5
36,472 (2)	II-VI, Inc.	1,228,012	0.3
57,188	Kulicke & Soffa Industries, Inc.	1,555,514	0.4
27,778	LogMeIn, Inc.	2,381,686	0.6
55,356	Maxim Integrated Products	3,404,947	0.9
22,283 (1)	Microchip Technology, Inc.	2,333,476	0.6
11,344	Sapiens International Corp. NV	260,912	0.1
27,550	TE Connectivity Ltd.	2,640,392	0.7
4,715 (2)	Tech Data Corp.	677,074	0.2
96,849 (2)	Teradata Corp.	2,592,648	0.7
16,649	TTEC Holdings, Inc.	659,633	0.2
		30,564,152	8.0

	Materials: 4.9%
252,311	Graphic Packaging Holding Co.	4,200,978	1.1
40,922	Innophos Holdings, Inc.	1,308,686	0.3
36,098	Minerals Technologies, Inc.	2,080,328	0.6
112,953	Mondi PLC	2,648,675	0.7
1,629	Neenah, Inc.	114,730	0.0
18,696	Packaging Corp. of America	2,093,765	0.6
64,935	Silgan Holdings, Inc.	2,018,180	0.5
30,064	Sonoco Products Co.	1,855,550	0.5
94,351 (1)	Tecnoglass, Inc.	778,396	0.2
33,680	WestRock Co.	1,445,209	0.4
		18,544,497	4.9

	Real Estate: 7.1%
118,086	Brandywine Realty Trust	1,859,855	0.5
22,786	CareTrust REIT, Inc.	470,075	0.1
28,367	Cousins Properties, Inc.	1,168,721	0.3
127,271	Empire State Realty Trust, Inc.	1,776,703	0.5
13,060	Four Corners Property Trust, Inc.	368,161	0.1
9,904	Highwoods Properties, Inc.	484,405	0.1
89,259	Kite Realty Group Trust	1,743,228	0.5
46,679	Lexington Realty Trust	495,731	0.1
93,009	MGM Growth Properties LLC	2,880,489	0.8
8,945	National Health Investors, Inc.	728,839	0.2
1	Omega Healthcare Investors, Inc.	42	0.0
55,529	Physicians Realty Trust	1,051,719	0.3
107,926	Piedmont Office Realty Trust, Inc.	2,400,274	0.6
33,292	RLJ Lodging Trust	589,934	0.2
25,296	Sabra Healthcare REIT, Inc.	539,817	0.1
58,444	Summit Hotel Properties, Inc.	721,199	0.2
6,935	Urstadt Biddle Properties, Inc.	172,265	0.0

See Accompanying Notes to Financial Statements

17

VY® American Century Small-Mid Cap Value Portfolio
PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

37,821	Weingarten Realty Investors	1,181,528	0.3
40,859	Welltower, Inc.	3,341,449	0.9
162,419	Weyerhaeuser Co.	4,905,054	1.3
		26,879,488	7.1

	Utilities: 6.9%
33,549	Ameren Corp.	2,576,563	0.7
21,097	Atmos Energy Corp.	2,359,910	0.6
49,173	Edison International	3,708,136	1.0
24,174	Eversource Energy	2,056,482	0.5
39,373	NorthWestern Corp.	2,821,863	0.7
37,725	Pinnacle West Capital Corp.	3,392,609	0.9
32,224	Spire, Inc.	2,684,582	0.7
16,704	WEC Energy Group, Inc.	1,540,610	0.4
80,844	Xcel Energy, Inc.	5,132,786	1.4
		26,273,541	6.9

	Total Common Stock
	(Cost $329,270,067)	367,972,305	96.6

EXCHANGE-TRADED FUNDS: 2.1%
85,888	iShares Russell Mid-Cap Value ETF	8,139,606	2.1

	Total Exchange-Traded Funds
	(Cost $7,511,640)	8,139,606	2.1

	Total Long-Term Investments
	(Cost $336,781,707)	376,111,911	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
	Repurchase Agreements: 1.8%
1,585,058 (5)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,585,194, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,616,900, due 09/01/24-11/01/49)	1,585,058	0.4
469,500 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $469,541, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $478,933, due 01/15/20-11/15/48)	469,500	0.2
1,585,058 (5)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,585,194, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,616,759, due 02/13/20-09/20/69)	1,585,058	0.4
1,585,058 (5)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,585,195, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $1,616,759, due 01/28/20-05/15/27)	1,585,058	0.4
1,585,058 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,585,194, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,616,759, due 06/30/21-12/01/49)	1,585,058	0.4

	Total Repurchase Agreements
	(Cost $6,809,732)	6,809,732	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
5,193,548 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%
	(Cost $5,193,548)	5,193,548	1.4

	Total Short-Term Investments
	(Cost $12,003,280)	12,003,280	3.2

	Total Investments in Securities (Cost $348,784,987)	$388,115,191	101.9
	Liabilities in Excess of Other Assets	(7,237,575)	(1.9)
	Net Assets	$380,877,616	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.

See Accompanying Notes to Financial Statements

18

VY® American Century Small-Mid Cap Value Portfolio
PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

(3)	Security is a Master Limited Partnership.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

19

VY® Baron Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 3.9%
640,834 (1)	Iridium Communications, Inc.	$15,790,150	3.1
215,250	Manchester United PLC - Class A	4,289,932	0.8
		20,080,082	3.9

	Consumer Discretionary: 23.6%
125,000 (1)	Bright Horizons Family Solutions, Inc.	18,786,250	3.6
327,290	Choice Hotels International, Inc.	33,851,605	6.6
105,300	Marriott Vacations Worldwide Corp.	13,558,428	2.6
21,650 (1)	Ollie's Bargain Outlet Holdings, Inc.	1,413,961	0.3
408,482 (1)	Penn National Gaming, Inc.	10,440,800	2.0
155,450	Red Rock Resorts, Inc.	3,723,028	0.7
167,500	Vail Resorts, Inc.	40,171,525	7.8
		121,945,597	23.6

	Consumer Staples: 0.7%
70,150 (1)	Performance Food Group Co.	3,611,322	0.7

	Financials: 26.1%
427,881 (1)	Arch Capital Group Ltd.	18,351,816	3.5
90,635 (1)	BRP Group, Inc.	1,454,692	0.3
162,500 (2)	Carlyle Group L.P.	5,213,000	1.0
179,000	Cohen & Steers, Inc.	11,234,040	2.2
40,050	Essent Group Ltd.	2,082,199	0.4
82,000	Factset Research Systems, Inc.	22,000,600	4.3
33,125	Houlihan Lokey, Inc.	1,618,819	0.3
76,618	Kinsale Capital Group, Inc.	7,788,986	1.5
7,950 (1)	LendingTree, Inc.	2,412,348	0.5
52,025	Moelis & Co.	1,660,638	0.3
74,407	Morningstar, Inc.	11,258,523	2.2
128,875	MSCI, Inc. - Class A	33,272,947	6.4
127,969	Primerica, Inc.	16,707,633	3.2
		135,056,241	26.1

	Health Care: 10.2%
28,043 (1)	Adaptive Biotechnologies Corp.	839,047	0.1
31,454 (1)	Alector, Inc.	541,952	0.1
51,523	Bio-Techne Corp.	11,309,814	2.2
117,300	Dechra Pharmaceuticals PLC	4,510,217	0.9
49,295 (1)	Denali Therapeutics, Inc.	858,719	0.2
75,500 (1)	Idexx Laboratories, Inc.	19,715,315	3.8
7,800 (1)	Mettler Toledo International, Inc.	6,187,584	1.2
41,550 (1)	Neogen Corp.	2,711,553	0.5
40,000	West Pharmaceutical Services, Inc.	6,013,200	1.2
		52,687,401	10.2

	Industrials: 9.4%
29,727	Air Lease Corp.	1,412,627	0.3
7,000	Albany International Corp.	531,440	0.1
35,427 (1)	BrightView Holdings, Inc.	597,653	0.1
57,547 (1)	CoStar Group, Inc.	34,430,370	6.6
501,725 (1),(3)	Marel HF	2,560,683	0.5
103,150 (1)	Trex Co., Inc.	9,271,122	1.8
		48,803,895	9.4

	Information Technology: 17.1%
53,870 (1)	Altair Engineering, Inc.	1,934,472	0.4
100,305 (1)	ANSYS, Inc.	25,819,510	5.0
155,550 (1)	Benefitfocus, Inc.	3,412,767	0.7
157,400 (1)	Gartner, Inc.	24,255,340	4.7
122,318 (1)	Guidewire Software, Inc.	13,426,847	2.6
8,950	Littelfuse, Inc.	1,712,135	0.3
236,422	SS&C Technologies Holdings, Inc.	14,516,311	2.8
25,936 (1)	Wix.com Ltd.	3,174,047	0.6
		88,251,429	17.1

	Real Estate: 8.6%
3,878	Alexander's, Inc.	1,281,097	0.2
65,954	Alexandria Real Estate Equities, Inc.	10,656,848	2.0
45,750	American Assets Trust, Inc.	2,099,925	0.4
313,837	Douglas Emmett, Inc.	13,777,444	2.7
49,855 (1)	Forestar Group, Inc.	1,039,477	0.2
370,266	Gaming and Leisure Properties, Inc.	15,939,951	3.1
		44,794,742	8.6

	Total Common Stock
	(Cost $143,789,138)	515,230,709	99.6

SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
1,869,679 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%
	(Cost $1,869,679)	1,869,679	0.4

	Total Short-Term Investments
	(Cost $1,869,679)	1,869,679	0.4

	Total Investments in Securities (Cost $145,658,817)	$517,100,388	100.0
	Liabilities in Excess of Other Assets	(182,316)	–
	Net Assets	$516,918,072	100.0

(1)	Non-income producing security.
(2)	Security is a Master Limited Partnership.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

20

VY® Columbia Contrarian Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.5%
	Communication Services: 14.2%
11,260	Activision Blizzard, Inc.	$669,069	1.3
663 (1)	Alphabet, Inc. - Class A	888,016	1.7
829 (1)	Alphabet, Inc. - Class C	1,108,390	2.2
17,140	AT&T, Inc.	669,831	1.3
27,999	Comcast Corp. – Class A	1,259,115	2.5
4,240 (1)	Electronic Arts, Inc.	455,842	0.9
6,065 (1)	Facebook, Inc. - Class A	1,244,841	2.5
3,275 (1)	T-Mobile US, Inc.	256,825	0.5
6,582	Verizon Communications, Inc.	404,135	0.8
6,050	ViacomCBS, Inc.	253,919	0.5
		7,209,983	14.2

	Consumer Discretionary: 7.7%
805 (1)	Amazon.com, Inc.	1,487,511	2.9
6,376	Aramark	276,718	0.6
4,525 (1)	Capri Holdings Ltd.	172,629	0.3
2,920	D.R. Horton, Inc.	154,030	0.3
17,395	eBay, Inc.	628,133	1.2
7,779	Lowe's Cos, Inc.	931,613	1.8
516	McDonald's Corp.	101,967	0.2
1,375 (1)	Mohawk Industries, Inc.	187,523	0.4
		3,940,124	7.7

	Consumer Staples: 4.5%
3,410	Colgate-Palmolive Co.	234,745	0.5
8,216	Conagra Brands, Inc.	281,316	0.6
9,140	Mondelez International, Inc.	503,431	1.0
12,245	Philip Morris International, Inc.	1,041,927	2.0
2,439	Sysco Corp.	208,632	0.4
		2,270,051	4.5

	Energy: 5.5%
13,493	Canadian Natural Resources Ltd.	436,499	0.9
9,281	Chevron Corp.	1,118,453	2.2
7,354	EOG Resources, Inc.	615,971	1.2
3,210	Marathon Petroleum Corp.	193,402	0.4
7,865	Schlumberger Ltd.	316,173	0.6
1,260	Valero Energy Corp.	117,999	0.2
		2,798,497	5.5

	Financials: 14.9%
1,960	Aon PLC	408,249	0.8
8,978 (1)	Berkshire Hathaway, Inc. – Class B	2,033,517	4.0
1,461	BlackRock, Inc.	734,445	1.4
18,807	Citigroup, Inc.	1,502,491	3.0
11,913	JPMorgan Chase & Co.	1,660,672	3.3
17,210	Morgan Stanley	879,775	1.7
7,080	Wells Fargo & Co.	380,904	0.7
		7,600,053	14.9

	Health Care: 12.3%
4,628	Abbott Laboratories	401,988	0.8
2,885 (1)	Alexion Pharmaceuticals, Inc.	312,013	0.6
2,250	Allergan plc	430,133	0.8
1,462	Anthem, Inc.	441,568	0.9
2,290	Becton Dickinson & Co.	622,811	1.2
2,658	Cigna Corp.	543,534	1.1
8,630	Dentsply Sirona, Inc.	488,372	1.0
6,862	Johnson & Johnson	1,000,960	2.0
12,843	Medtronic PLC	1,457,038	2.9
13,676	Pfizer, Inc.	535,826	1.0
		6,234,243	12.3

	Industrials: 7.5%
847	3M Co.	149,428	0.3
3,360	Caterpillar, Inc.	496,205	1.0
9,000	Emerson Electric Co.	686,340	1.3
5,722	Honeywell International, Inc.	1,012,794	2.0
1,175	L3Harris Technologies, Inc.	232,497	0.5
4,682 (1)	Lyft, Inc.	201,420	0.4
2,200	Northrop Grumman Corp.	756,734	1.5
2,404	Spirit Aerosystems Holdings, Inc.	175,203	0.3
3,350 (1)	Uber Technologies, Inc.	99,629	0.2
		3,810,250	7.5

	Information Technology: 25.8%
1,930 (1)	Adobe, Inc.	636,533	1.3
8,536	Apple, Inc.	2,506,596	4.9
1,275 (1)	Autodesk, Inc.	233,912	0.5
4,245	CDK Global, Inc.	232,117	0.5
8,990	Cisco Systems, Inc.	431,160	0.9
15,315	Corning, Inc.	445,820	0.9
5,977	DXC Technology Co.	224,675	0.4
6,890	Fidelity National Information Services, Inc.	958,330	1.9
5,837 (1)	Fiserv, Inc.	674,932	1.3
5,455	Intel Corp.	326,482	0.6
2,765	International Business Machines Corp.	370,621	0.7
1,845	Lam Research Corp.	539,478	1.1
8,405	Marvell Technology Group Ltd.	223,237	0.4
3,956	Mastercard, Inc. - Class A	1,181,222	2.3
18,350	Microsoft Corp.	2,893,795	5.7
1,310	Nvidia Corp.	308,243	0.6
4,400	NXP Semiconductor NV - NXPI - US	559,944	1.1
1,495 (1)	Palo Alto Networks, Inc.	345,719	0.7
		13,092,816	25.8

	Materials: 3.2%
870	Air Products & Chemicals, Inc.	204,441	0.4
11,193	Corteva, Inc.	330,865	0.7
3,688	DowDuPont, Inc.	236,770	0.5
12,195	Newmont Goldcorp Corp.	529,873	1.0
528	Sherwin-Williams Co.	308,109	0.6
		1,610,058	3.2

	Real Estate: 1.1%
2,475	American Tower Corp.	568,804	1.1

See Accompanying Notes to Financial Statements

21

VY® Columbia Contrarian Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

	Utilities: 0.8%
4,295	American Electric Power Co., Inc.	405,920	0.8

	Total Common Stock
	(Cost $39,859,994)	49,540,799	97.5

OTHER(2): –%
	Materials: –%
649,000 (3),(4)	SINO Forest Corp. (Escrow)	–	–

	Total Other
	(Cost $–)	–	–

	Total Long-Term Investments
	(Cost $39,859,994)	49,540,799	97.5

SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
1,198,041 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%
	(Cost $1,198,041)	1,198,041	2.4

	Total Short-Term Investments
	(Cost $1,198,041)	1,198,041	2.4

	Total Investments in Securities (Cost $41,058,035)	$50,738,840	99.9
	Assets in Excess of Other Liabilities	43,995	0.1
	Net Assets	$50,782,835	100.0

(1)	Non-income producing security.
(2)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.These holdings are non-income producing.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(5)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

22

VY® Columbia Small Cap Value II Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.2%
	Communication Services: 2.2%
20,200	Nexstar Media Group, Inc.	$2,368,450	1.5
145,000 (1)	Vonage Holdings Corp.	1,074,450	0.7
		3,442,900	2.2

	Consumer Discretionary: 8.6%
23,000	Aarons, Inc.	1,313,530	0.8
52,200	American Eagle Outfitters, Inc.	767,340	0.5
27,500	Bed Bath & Beyond, Inc.	475,750	0.3
33,000	Brinker International, Inc.	1,386,000	0.9
12,000	Childrens Place, Inc./The	750,240	0.5
15,500	Dine Brands Global, Inc.	1,294,560	0.8
24,000 (1)	Genesco, Inc.	1,150,080	0.7
41,000	KB Home	1,405,070	0.9
28,000 (1)	Penn National Gaming, Inc.	715,680	0.4
56,000 (1)	PlayAGS, Inc.	679,280	0.4
44,500 (1)	Sally Beauty Holdings, Inc.	812,125	0.5
15,600 (1)	TopBuild Corp.	1,608,048	1.0
17,000 (1)	Visteon Corp.	1,472,030	0.9
		13,829,733	8.6

	Consumer Staples: 2.9%
73,500 (1)	BellRing Brands, Inc.	1,564,815	1.0
65,000 (1)	BJ's Wholesale Club Holdings, Inc.	1,478,100	0.9
34,000 (1)	TreeHouse Foods, Inc.	1,649,000	1.0
		4,691,915	2.9

	Energy: 4.8%
15,500	Arch Coal, Inc.	1,111,970	0.7
200,000 (1)	Callon Petroleum Co.	966,000	0.6
40,500	Delek US Holdings, Inc.	1,357,965	0.8
228,000 (1)	Oasis Petroleum, Inc.	743,280	0.5
111,000	Patterson-UTI Energy, Inc.	1,165,500	0.7
40,500	Scorpio Tankers, Inc.	1,593,270	1.0
65,600	SM Energy Co.	737,344	0.5
		7,675,329	4.8

	Financials: 28.1%
30,000	American Equity Investment Life Holding Co.	897,900	0.6
44,500	Ameris Bancorp.	1,893,030	1.2
26,500	Amerisafe, Inc.	1,749,795	1.1
28,500	Argo Group International Holdings Ltd.	1,873,875	1.2
68,500	Atlantic Union Bankshares Corp.	2,572,175	1.6
48,000 (1)	Axos Financial, Inc.	1,453,440	0.9
51,000 (1)	Bancorp, Inc.	661,470	0.4
43,500	Blackstone Mortgage Trust, Inc.	1,619,070	1.0
53,000	Cathay General Bancorp.	2,016,650	1.3
38,500	Community Bank System, Inc.	2,731,190	1.7
47,000	Hancock Whitney Corp.	2,062,360	1.3
69,100	Heritage Commerce Corp.	886,553	0.6
47,000	Heritage Financial Corp.	1,330,100	0.8
39,000	Houlihan Lokey, Inc.	1,905,930	1.2
29,000	Independent Bank Corp.	2,414,250	1.5
39,000	Invesco Mortgage Capital, Inc.	649,350	0.4
82,000 (1)	MBIA, Inc.	762,600	0.5
157,000	MGIC Investment Corp.	2,224,690	1.4
44,000	OceanFirst Financial Corp.	1,123,760	0.7
54,500	Pacific Premier Bancorp, Inc.	1,776,972	1.1
58,000	Renasant Corp.	2,054,360	1.3
57,000	Sandy Spring Bancorp, Inc.	2,159,160	1.3
95,000	SLM Corp.	846,450	0.5
58,500	TCF Financial Corp.	2,737,800	1.7
29,500	UMB Financial Corp.	2,024,880	1.3
34,000	Virtu Financial, Inc.	543,660	0.3
45,500	WSFS Financial Corp.	2,001,545	1.2
		44,973,015	28.1

	Health Care: 5.1%
48,000 (1)	Horizon Therapeutics Plc	1,737,600	1.1
41,000 (1)	Immunomedics, Inc.	867,560	0.5
15,500 (1)	LHC Group, Inc.	2,135,280	1.3
23,000 (1)	Merit Medical Systems, Inc.	718,060	0.5
118,000 (1)	R1 RCM, Inc.	1,531,640	1.0
19,000 (1)	Syneos Health, Inc.	1,130,025	0.7
		8,120,165	5.1

	Industrials: 13.5%
72,700 (1)	Bloom Energy Corp.	543,069	0.4
80,500 (1)	Covenant Transportation Group, Inc.	1,040,463	0.7
92,000 (1)	Evoqua Water Technologies Corp.	1,743,400	1.1
85,000 (1)	Hertz Global Holdings, Inc.	1,338,750	0.8
23,000	ICF International, Inc.	2,107,260	1.3
32,800	Kennametal, Inc.	1,209,992	0.8
40,500	Kforce, Inc.	1,607,850	1.0
23,800	Korn Ferry	1,009,120	0.6
11,900 (1)	Masonite International Corp.	859,299	0.5
27,500 (1)	Mastec, Inc.	1,764,400	1.1
44,000 (1)	Navistar International Corp.	1,273,360	0.8
90,000 (1)	NOW, Inc.	1,011,600	0.6
32,000	Skywest, Inc.	2,068,160	1.3
26,000 (1)	Spirit Airlines, Inc.	1,048,060	0.7
108,000 (1)	Sunrun, Inc.	1,491,480	0.9
35,500	Triton International Ltd./Bermuda	1,427,100	0.9
		21,543,363	13.5

	Information Technology: 14.0%
107,000 (1)	Avaya Holdings Corp.	1,444,500	0.9
34,000 (1)	Ciena Corp.	1,451,460	0.9
78,000	Cohu, Inc.	1,782,300	1.1
17,400 (1)	Diodes, Inc.	980,838	0.6
28,200	Entegris, Inc.	1,412,538	0.9
59,000	KBR, Inc.	1,799,500	1.1

See Accompanying Notes to Financial Statements

23

VY® Columbia Small Cap Value II Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

47,000	Kulicke & Soffa Industries, Inc.	1,278,400	0.8
21,300 (1)	Lumentum Holdings, Inc.	1,689,090	1.1
45,000 (1)	MACOM Technology Solutions Holdings, Inc.	1,197,000	0.8
75,300 (1)	Photronics, Inc.	1,186,728	0.8
19,000	Science Applications International Corp.	1,653,380	1.0
17,800	SYNNEX Corp.	2,292,640	1.4
46,000 (1)	Ultra Clean Holdings, Inc.	1,079,620	0.7
25,500 (1)	Verint Systems, Inc.	1,411,680	0.9
111,000 (1)	Viavi Solutions, Inc.	1,665,000	1.0
		22,324,674	14.0

	Materials: 5.6%
29,000	Boise Cascade Co.	1,059,370	0.7
33,522	Carpenter Technology Corp.	1,668,725	1.0
128,200	Cleveland-Cliffs, Inc.	1,076,880	0.7
82,000 (1)	Livent Corp.	701,100	0.4
25,500	Materion Corp.	1,515,975	0.9
72,000	Orion Engineered Carbons SA	1,389,600	0.9
66,000 (1)	Summit Materials, Inc.	1,577,400	1.0
		8,989,050	5.6

	Real Estate: 8.2%
33,500	American Assets Trust, Inc.	1,537,650	1.0
63,000	First Industrial Realty Trust, Inc.	2,615,130	1.6
26,200	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	843,116	0.5
32,300	Hudson Pacific Properties, Inc.	1,216,095	0.8
10,400	Investors Real Estate Trust	754,000	0.5
77,000	Mack-Cali Realty Corp.	1,781,010	1.1
12,000	PS Business Parks, Inc.	1,978,440	1.2
33,000	Sabra Healthcare REIT, Inc.	704,220	0.4
120,000	Sunstone Hotel Investors, Inc.	1,670,400	1.1
		13,100,061	8.2

	Utilities: 5.2%
32,500	New Jersey Resources Corp.	1,448,525	0.9
17,500	ONE Gas, Inc.	1,637,475	1.0
30,000	PNM Resources, Inc.	1,521,300	1.0
29,000	Portland General Electric Co.	1,617,910	1.0
40,000	South Jersey Industries, Inc.	1,319,200	0.8
10,500	Southwest Gas Holdings, Inc.	797,685	0.5
		8,342,095	5.2

	Total Common Stock
	(Cost $132,960,402)	157,032,300	98.2

SHORT-TERM INVESTMENTS: 1.9%
	Mutual Funds: 1.9%
3,086,638 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%
	(Cost $3,086,638)	3,086,638	1.9

	Total Short-Term Investments
	(Cost $3,086,638)	3,086,638	1.9

	Total Investments in Securities (Cost $136,047,040)	$160,118,938	100.1
	Liabilities in Excess of Other Assets	(228,744)	(0.1)
	Net Assets	$159,890,194	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

24

VY® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.7%
	Communication Services: 5.5%
130,680	AT&T, Inc.	$5,106,975	1.6
9,538 (1)	Charter Communications, Inc.	4,626,693	1.5
80,622	Comcast Corp. – Class A	3,625,571	1.2
46,528	ViacomCBS, Inc.	1,952,780	0.6
920,104	Vodafone Group PLC	1,786,278	0.6
		17,098,297	5.5

	Consumer Discretionary: 5.9%
5,821	Advance Auto Parts, Inc.	932,291	0.3
115,848	Carnival Corp.	5,888,554	1.9
104,453	eBay, Inc.	3,771,798	1.2
75,327 (2)	Gap, Inc.	1,331,781	0.5
167,083	General Motors Co.	6,115,238	2.0
		18,039,662	5.9

	Consumer Staples: 6.8%
49,047	Altria Group, Inc.	2,447,936	0.8
91,819	Archer-Daniels-Midland Co.	4,255,811	1.4
22,797	Kimberly-Clark Corp.	3,135,727	1.0
97,436	Philip Morris International, Inc.	8,290,829	2.7
33,638	Reckitt Benckiser Group PLC	2,732,382	0.9
		20,862,685	6.8

	Energy: 15.8%
166,185	BP PLC ADR	6,271,822	2.0
103,488	Canadian Natural Resources Ltd.	3,347,192	1.1
55,184	Chevron Corp.	6,650,224	2.2
150,672	Devon Energy Corp.	3,912,952	1.3
462,256 (2)	EnCana Corp.	2,167,981	0.7
10,330	Exxon Mobil Corp.	720,827	0.2
66,646	Hess Corp.	4,452,619	1.4
360,914	Marathon Oil Corp.	4,901,212	1.6
131,632	Noble Energy, Inc.	3,269,739	1.1
6,915	Pioneer Natural Resources Co.	1,046,723	0.3
91,749	Royal Dutch Shell PLC - Class A ADR	5,411,356	1.8
200,425	Suncor Energy, Inc.	6,573,940	2.1
		48,726,587	15.8

	Financials: 30.2%
31,521	Allstate Corp.	3,544,537	1.2
63,820	Ally Financial, Inc.	1,950,339	0.6
115,850	American International Group, Inc.	5,946,581	1.9
442,348	Bank of America Corp.	15,579,497	5.1
84,271	Bank of New York Mellon Corp.	4,241,359	1.4
204,077	Citigroup, Inc.	16,303,712	5.3
102,116	Citizens Financial Group, Inc.	4,146,931	1.3
140,750	Fifth Third Bancorp	4,326,655	1.4
18,340	Goldman Sachs Group, Inc.	4,216,916	1.4
78,148	JPMorgan Chase & Co.	10,893,831	3.5
61,252	Metlife, Inc.	3,122,014	1.0
123,370	Morgan Stanley	6,306,674	2.0
19,304	PNC Financial Services Group, Inc.	3,081,498	1.0
57,542	State Street Corp.	4,551,572	1.5
91,973	Wells Fargo & Co.	4,948,147	1.6
		93,160,263	30.2

	Health Care: 11.2%
19,507	Allergan plc	3,729,153	1.2
21,104	Anthem, Inc.	6,374,041	2.1
70,149	Bristol-Myers Squibb Co.	4,502,864	1.5
48,054	Cardinal Health, Inc.	2,430,571	0.8
40,805	CVS Health Corp.	3,031,404	1.0
53,179	Gilead Sciences, Inc.	3,455,572	1.1
18,330	McKesson Corp.	2,535,406	0.8
91,974 (1)	Mylan NV	1,848,677	0.6
14,769	Novartis AG	1,398,471	0.4
106,497 (2)	Sanofi ADR	5,346,149	1.7
		34,652,308	11.2

	Industrials: 8.5%
19,695	Caterpillar, Inc.	2,908,558	0.9
53,288	Eaton Corp. PLC	5,047,439	1.6
57,794	Emerson Electric Co.	4,407,370	1.4
289,453	General Electric Co.	3,230,296	1.1
20,546	Ingersoll-Rand PLC - Class A	2,730,974	0.9
111,060	Johnson Controls International plc	4,521,253	1.5
77,130	Textron, Inc.	3,439,998	1.1
		26,285,888	8.5

	Information Technology: 8.1%
101,896	Cisco Systems, Inc.	4,886,932	1.6
47,151	Cognizant Technology Solutions Corp.	2,924,305	1.0
94,983	Intel Corp.	5,684,733	1.8
31,978	Microsoft Corp.	5,042,931	1.6
11,718	NXP Semiconductor NV - NXPI - US	1,491,233	0.5
56,645	Qualcomm, Inc.	4,997,788	1.6
		25,027,922	8.1

	Materials: 3.2%
49,535	CF Industries Holdings, Inc.	2,364,801	0.8
129,772	Corteva, Inc.	3,836,060	1.2
79,781	International Paper Co.	3,673,915	1.2
		9,874,776	3.2

	Utilities: 0.5%
63,000	Vistra Energy Corp.	1,448,370	0.5

	Total Common Stock
	(Cost $251,735,557)	295,176,758	95.7

See Accompanying Notes to Financial Statements

25

VY® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.2%
	Repurchase Agreements: 1.8%
1,305,021 (3)	Bank of Montreal, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,305,133, collateralized by various U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $1,331,121, due 04/20/49-12/01/49)	1,305,021	0.4
386,635 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $386,669, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $394,403, due 01/15/20-11/15/48)	386,635	0.2
1,305,021 (3)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,305,133, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,331,121, due 02/13/20-09/20/69)	1,305,021	0.4
1,305,021 (3)	HSBC Securities USA, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,305,133, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $1,331,121, due 07/20/47-06/20/48)	1,305,021	0.4
1,305,021 (3)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,305,134, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $1,331,122, due 01/28/20-05/15/27)	1,305,021	0.4

	Total Repurchase Agreements
	(Cost $5,606,719)	5,606,719	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
10,531,178 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%
	(Cost $10,531,178)	10,531,178	3.4

	Total Short-Term Investments
	(Cost $16,137,897)	16,137,897	5.2

	Total Investments in Securities (Cost $267,873,454)	$311,314,655	100.9
	Liabilities in Excess of Other Assets	(2,927,662)	(0.9)
	Net Assets	$308,386,993	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

26

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 60.3%
	Communication Services: 2.5%
26,174 (1)	Charter Communications, Inc.	$12,696,484	1.0
223,027	Comcast Corp. – Class A	10,029,524	0.7
5,400,655	Vodafone Group PLC	10,484,764	0.8
		33,210,772	2.5

	Consumer Discretionary: 5.4%
408,853 (1),(2)	Capri Holdings Ltd.	15,597,742	1.2
336,594 (2)	Carnival Corp.	17,109,073	1.3
294,584	eBay, Inc.	10,637,428	0.8
590,944	General Motors Co.	21,628,551	1.6
2,352,216	Kingfisher PLC	6,771,437	0.5
		71,744,231	5.4

	Consumer Staples: 4.9%
126,968 (2)	Kellogg Co.	8,781,107	0.7
286,638	Mondelez International, Inc.	15,788,021	1.2
312,052	Philip Morris International, Inc.	26,552,505	2.0
335,509 (1)	US Foods Holding Corp.	14,054,472	1.0
		65,176,105	4.9

	Energy: 6.4%
2,132,672	BP PLC	13,416,316	1.0
288,748	Canadian Natural Resources Ltd.	9,339,198	0.7
104,964	Chevron Corp.	12,649,212	0.9
463,047	Devon Energy Corp.	12,025,330	0.9
801,609	Marathon Oil Corp.	10,885,850	0.8
559,562	Royal Dutch Shell PLC - Class A	16,571,104	1.3
478,947	TechnipFMC PLC	10,268,624	0.8
		85,155,634	6.4

	Financials: 16.1%
474,667	American International Group, Inc.	24,364,657	1.8
300,786	AXA Equitable Holdings, Inc.	7,453,477	0.6
810,644	Bank of America Corp.	28,550,882	2.1
318,455	Citigroup, Inc.	25,441,370	1.9
409,444	Citizens Financial Group, Inc.	16,627,521	1.3
73,943	Goldman Sachs Group, Inc.	17,001,714	1.3
101,424	JPMorgan Chase & Co.	14,138,505	1.1
432,104	Morgan Stanley	22,089,156	1.7
131,808	PNC Financial Services Group, Inc.	21,040,511	1.6
265,549	Truist Financial Corp.	14,955,720	1.1
178,894	Wells Fargo & Co.	9,624,497	0.7
61,404	Willis Towers Watson PLC	12,399,924	0.9
		213,687,934	16.1

	Health Care: 10.3%
101,637 (1)	Alcon, Inc.	5,756,884	0.4
34,883	Anthem, Inc.	10,535,713	0.8
272,476	Bristol-Myers Squibb Co.	17,490,234	1.3
179,337	CVS Health Corp.	13,322,946	1.0
262,616	GlaxoSmithKline PLC	6,170,740	0.5
209,151	Johnson & Johnson	30,508,856	2.3
83,890	McKesson Corp.	11,603,665	0.9
95,722	Medtronic PLC	10,859,661	0.8
193,711	Pfizer, Inc.	7,589,597	0.5
119,948	Sanofi	12,046,127	0.9
77,988	Zimmer Biomet Holdings, Inc.	11,673,244	0.9
		137,557,667	10.3

	Industrials: 4.2%
176,617	CSX Corp.	12,780,006	1.0
103,249	General Dynamics Corp.	18,207,961	1.4
96,990	Ingersoll-Rand PLC - Class A	12,891,911	1.0
280,143	Johnson Controls International plc	11,404,621	0.8
		55,284,499	4.2

	Information Technology: 6.6%
48,130	Apple, Inc.	14,133,374	1.1
181,126	Cisco Systems, Inc.	8,686,803	0.6
210,927	Cognizant Technology Solutions Corp.	13,081,693	1.0
256,022	Intel Corp.	15,322,917	1.1
70,047	NXP Semiconductor NV - NXPI - US	8,914,181	0.7
290,749	Oracle Corp.	15,403,882	1.2
143,050	Qualcomm, Inc.	12,621,301	0.9
		88,164,151	6.6

	Materials: 2.6%
460,146	Corteva, Inc.	13,601,916	1.0
146,544	Dow, Inc.	8,020,353	0.6
108,125	DowDuPont, Inc.	6,941,625	0.5
129,080 (2)	Nutrien Ltd.	6,184,223	0.5
		34,748,117	2.6

	Utilities: 1.3%
50,681	Duke Energy Corp.	4,622,614	0.3
140,574	Exelon Corp.	6,408,769	0.5
138,792	FirstEnergy Corp.	6,745,291	0.5
		17,776,674	1.3

	Total Common Stock
	(Cost $676,192,717)	802,505,784	60.3

PREFERRED STOCK: 0.8%
	Energy: 0.5%
140,612 (1),(3)	El Paso Energy Capital Trust I	7,235,893	0.5

	Financials: 0.3%
75,900 (1)	AMG Capital Trust II	3,681,150	0.3
4,000 (1),(2),(3),(4)	Wells Fargo & Co.	109,560	0.0
		3,790,710	0.3

	Total Preferred Stock
	(Cost $10,847,296)	11,026,603	0.8

See Accompanying Notes to Financial Statements

27

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 13.9%
	Basic Materials: 0.1%
770,000 (5)	LYB Finance Co. BV, 8.100%, 03/15/2027	984,813	0.1
195,000	International Paper Co., 6.000%, 11/15/2041	243,205	0.0
150,000	Rio Tinto Finance USA Ltd., 7.125%, 07/15/2028	201,041	0.0
211,000	Sherwin-Williams Co/The, 4.500%, 06/01/2047	239,402	0.0
		1,668,461	0.1

	Communications: 1.6%
455,000 (2)	America Movil SAB de CV, 4.375%, 07/16/2042	513,351	0.0
837,000	AT&T, Inc., 3.000%, 06/30/2022	855,446	0.1
466,000	AT&T, Inc., 3.400%, 05/15/2025	488,468	0.0
533,000	AT&T, Inc., 4.300%, 02/15/2030	592,652	0.1
747,000	AT&T, Inc., 4.500%, 05/15/2035	831,961	0.1
1,300,000	AT&T, Inc., 4.800%, 06/15/2044	1,481,444	0.1
2,960,000	AT&T, Inc., 5.150%, 03/15/2042	3,456,176	0.3
271,000	AT&T, Inc., 5.150%, 11/15/2046	324,091	0.0
101,000	AT&T, Inc., 5.350%, 09/01/2040	121,818	0.0
1,635,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	1,718,381	0.1
910,000	Comcast Corp., 3.900%, 03/01/2038	1,007,374	0.1
1,055,000 (2)	Comcast Corp., 4.150%, 10/15/2028	1,187,704	0.1
430,000	Comcast Corp., 4.600%, 10/15/2038	512,315	0.0
135,000	Comcast Corp., 6.450%, 03/15/2037	190,884	0.0
3,225,000	Discovery Communications LLC, 2.800%, 06/15/2020	3,233,583	0.2
210,000	NBCUniversal Media LLC, 5.950%, 04/01/2041	288,806	0.0
910,000	Rogers Communications, Inc., 4.300%, 02/15/2048	1,012,246	0.1
415,000	Rogers Communications, Inc., 4.500%, 03/15/2043	463,076	0.0
390,000	Telefonica Emisiones SAU, 4.665%, 03/06/2038	433,114	0.0
860,000 (2)	Telefonica Emisiones SAU, 5.213%, 03/08/2047	1,019,417	0.1
370,000	Telefonica Emisiones SAU, 7.045%, 06/20/2036	517,544	0.0
535,000	Verizon Communications, Inc., 4.400%, 11/01/2034	619,910	0.1
833,000	Verizon Communications, Inc., 4.812%, 03/15/2039	1,004,799	0.1
		21,874,560	1.6

	Consumer, Cyclical: 1.2%
2,650,000	Advance Auto Parts, Inc., 4.500%, 12/01/2023	2,840,115	0.2
548,530	American Airlines 2014-1 Class A Pass Through Trust, 3.700%, 10/01/2026	578,070	0.0
124,998	Continental Airlines 2010-1 Class A Pass Through Trust, 4.750%, 07/12/2022	127,697	0.0
272,031	Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	286,178	0.0
1,290,000 (5)	Daimler Finance North America LLC, 2.250%, 03/02/2020	1,290,351	0.1
595,000 (2)	Dollar General Corp., 3.250%, 04/15/2023	614,552	0.0
368,000	Ford Motor Credit Co. LLC, 3.096%, 05/04/2023	367,727	0.0
569,000	Ford Motor Credit Co. LLC, 3.810%, 01/09/2024	577,624	0.0
1,056,000	Ford Motor Credit Co. LLC, 4.134%, 08/04/2025	1,070,625	0.1
563,000	General Motors Co., 6.600%, 04/01/2036	664,215	0.0
713,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	791,831	0.1
896,000	Home Depot, Inc., 2.000%, 04/01/2021	897,950	0.1
310,000	Lowe's Cos, Inc., 4.550%, 04/05/2049	365,430	0.0
725,000	MDC Holdings, Inc., 6.000%, 01/15/2043	755,287	0.1
1,460,000	QVC, Inc., 5.450%, 08/15/2034	1,401,469	0.1
740,000	Starbucks Corp., 3.550%, 08/15/2029	802,310	0.1
684,637	United Airlines 2014-2 Class A Pass Through Trust, 3.750%, 03/03/2028	722,844	0.1
574,686	United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	592,626	0.0
1,000,000	Walgreens Boots Alliance, Inc., 3.300%, 11/18/2021	1,018,968	0.1

See Accompanying Notes to Financial Statements

28

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

737,000	Walgreens Boots Alliance, Inc., 4.500%, 11/18/2034	768,612	0.1
		16,534,481	1.2

	Consumer, Non-cyclical: 2.4%
1,299,000 (5)	AbbVie, Inc., 4.050%, 11/21/2039	1,377,454	0.1
1,137,000 (2)	AbbVie, Inc., 4.500%, 05/14/2035	1,288,787	0.1
985,000	Allergan Funding SCS, 4.850%, 06/15/2044	1,072,246	0.1
1,273,000	Altria Group, Inc., 5.800%, 02/14/2039	1,497,114	0.1
1,475,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	1,703,806	0.1
1,646,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	1,949,635	0.2
498,000 (5)	Bayer US Finance II LLC, 4.375%, 12/15/2028	543,360	0.0
981,000 (5)	Bayer US Finance LLC, 3.000%, 10/08/2021	993,587	0.1
218,000	Becton Dickinson & Co., 4.875%, 05/15/2044	252,234	0.0
654,000 (5)	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	754,333	0.1
325,000 (5)	Bristol-Myers Squibb Co., 4.000%, 08/15/2023	346,252	0.0
1,445,000 (5)	Bristol-Myers Squibb Co., 4.625%, 05/15/2044	1,750,888	0.1
107,000	Cigna Corp., 4.800%, 08/15/2038	124,904	0.0
620,000	CVS Health Corp., 3.375%, 08/12/2024	645,263	0.1
495,000	CVS Health Corp., 4.100%, 03/25/2025	531,286	0.0
480,932	CVS Pass-Through Trust, 6.036%, 12/10/2028	537,083	0.0
1,910,000	Gilead Sciences, Inc., 2.550%, 09/01/2020	1,918,332	0.2
755,000	Gilead Sciences, Inc., 4.400%, 12/01/2021	787,819	0.1
80,000	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/2038	114,753	0.0
1,232,000 (5)	Heineken NV, 3.500%, 01/29/2028	1,305,281	0.1
240,000	Ingredion, Inc., 6.625%, 04/15/2037	305,012	0.0
2,795,000	JM Smucker Co/The, 2.500%, 03/15/2020	2,797,412	0.2
150,000 (5)	Kraft Heinz Foods Co., 4.625%, 10/01/2039	156,214	0.0
963,000	Laboratory Corp. of America Holdings, 3.200%, 02/01/2022	984,899	0.1
423,000	Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	475,660	0.0
92,000	Mead Johnson Nutrition Co., 4.125%, 11/15/2025	100,534	0.0
681,000	Medtronic, Inc., 3.150%, 03/15/2022	700,336	0.1
413,000	Medtronic, Inc., 4.375%, 03/15/2035	489,029	0.0
513,000 (2)	Molson Coors Brewing Co., 4.200%, 07/15/2046	511,416	0.0
574,000	Mylan NV, 3.150%, 06/15/2021	581,557	0.1
3,220,000 (2),(5)	Nestle Holdings, Inc., 3.100%, 09/24/2021	3,292,177	0.3
275,000	Philip Morris International, Inc., 3.600%, 11/15/2023	290,081	0.0
820,000	Philip Morris International, Inc., 4.875%, 11/15/2043	979,475	0.1
155,000 (2)	UnitedHealth Group, Inc., 3.500%, 08/15/2039	162,692	0.0
79,000	Zoetis, Inc., 4.700%, 02/01/2043	94,036	0.0
		31,414,947	2.4

	Energy: 1.1%
612,000 (2),(5)	Cameron LNG LLC, 3.701%, 01/15/2039	625,048	0.1
392,000	ConocoPhillips Co., 4.150%, 11/15/2034	440,063	0.0
182,000	Energy Transfer Operating L.P., 4.200%, 09/15/2023	191,097	0.0
570,000	Energy Transfer Operating L.P., 4.900%, 03/15/2035	598,572	0.0
2,695,000	Energy Transfer Operating L.P., 7.500%, 10/15/2020	2,801,129	0.2
833,000	Enterprise Products Operating LLC, 4.250%, 02/15/2048	893,698	0.1
175,000	Enterprise Products Operating LLC, 5.250%, 01/31/2020	175,400	0.0
250,000	Husky Energy, Inc., 3.950%, 04/15/2022	258,584	0.0
700,000 (2)	Kinder Morgan, Inc./DE, 5.300%, 12/01/2034	824,313	0.1
2,340,000	MPLX L.P., 4.500%, 07/15/2023	2,486,648	0.2
973,000	MPLX L.P., 4.500%, 04/15/2038	989,457	0.1
570,000	Noble Energy, Inc., 5.250%, 11/15/2043	641,514	0.1
236,000	Occidental Petroleum Corp., 3.200%, 08/15/2026	238,993	0.0
505,000	Occidental Petroleum Corp., 3.400%, 04/15/2026	518,436	0.0
295,000 (2)	Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/2022	302,688	0.0

See Accompanying Notes to Financial Statements

29

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

858,000	Spectra Energy Partners L.P., 4.500%, 03/15/2045	945,448	0.1
544,000	Suncor Energy, Inc., 3.600%, 12/01/2024	577,204	0.0
835,000	Sunoco Logistics Partners Operations L.P., 5.300%, 04/01/2044	887,875	0.1
550,000	Sunoco Logistics Partners Operations L.P., 5.500%, 02/15/2020	551,814	0.0
215,000	Texas Eastern Transmission L.P., 7.000%, 07/15/2032	288,314	0.0
		15,236,295	1.1

	Financial: 5.1%
1,140,000	American International Group, Inc., 4.375%, 01/15/2055	1,249,635	0.1
231,000	Air Lease Corp., 3.000%, 09/15/2023	236,590	0.0
1,870,000	Air Lease Corp., 4.250%, 09/15/2024	2,002,826	0.2
885,000 (2)	Aircastle Ltd., 4.400%, 09/25/2023	935,669	0.1
410,000	Allstate Corp., 3.280%, 12/15/2026	433,055	0.0
543,000	American Express Co., 3.625%, 12/05/2024	573,933	0.0
615,000	American Financial Group, Inc./OH, 4.500%, 06/15/2047	664,662	0.1
455,000 (5)	ANZ New Zealand Int'l Ltd./London, 2.875%, 01/25/2022	462,430	0.0
440,000 (5)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	465,990	0.0
285,000 (5)	Athene Global Funding, 2.750%, 06/25/2024	287,830	0.0
1,555,000 (5)	Athene Global Funding, 4.000%, 01/25/2022	1,606,245	0.1
948,000	Australia & New Zealand Banking Group Ltd./New York NY, 2.300%, 06/01/2021	953,152	0.1
3,120,000	Australia & New Zealand Banking Group Ltd./New York NY, 2.700%, 11/16/2020	3,143,146	0.2
720,000	Bank of America Corp., 3.248%, 10/21/2027	750,326	0.1
725,000 (5)	BBVA Bancomer SA/Texas, 4.375%, 04/10/2024	773,339	0.1
765,000	Brookfield Asset Management, Inc., 4.000%, 01/15/2025	822,673	0.1
1,140,000	Capital One Financial Corp., 3.200%, 01/30/2023	1,172,118	0.1
130,000 (5)	Carlyle Holdings Finance LLC, 3.875%, 02/01/2023	134,348	0.0
630,000 (4)	Citigroup, Inc., 3.668%, 07/24/2028	671,364	0.1
1,930,000	Citigroup, Inc., 4.000%, 08/05/2024	2,066,691	0.2
520,000	Citigroup, Inc., 4.750%, 05/18/2046	624,047	0.0
260,000	Citigroup, Inc., 5.300%, 05/06/2044	331,863	0.0
560,000	Citigroup, Inc., 6.675%, 09/13/2043	819,247	0.1
595,000	Citizens Financial Group, Inc., 2.375%, 07/28/2021	597,923	0.0
1,335,000 (5)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	1,335,788	0.1
472,000 (5)	Credit Suisse AG, 6.500%, 08/08/2023	527,424	0.0
60,000	Crown Castle International Corp., 4.750%, 05/15/2047	68,815	0.0
620,000	Discover Bank, 3.350%, 02/06/2023	639,946	0.0
2,275,000	EPR Properties, 4.750%, 12/15/2026	2,486,115	0.2
820,000	Goldman Sachs Group, Inc., 4.250%, 10/21/2025	890,390	0.1
355,000	Goldman Sachs Group, Inc., 5.250%, 07/27/2021	372,572	0.0
835,000	Office Properties Income Trust, 4.000%, 07/15/2022	854,639	0.1
755,000 (5)	Guardian Life Global Funding, 2.900%, 05/06/2024	775,905	0.1
840,000	Healthpeak Properties, Inc., 3.875%, 08/15/2024	893,464	0.1
320,000	Healthpeak Properties, Inc., 4.200%, 03/01/2024	342,132	0.0
240,000 (2)	Service Properties Trust, 5.000%, 08/15/2022	252,447	0.0
1,790,000 (4)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,796,669	0.1
670,000 (5)	Jackson National Life Global Funding, 2.100%, 10/25/2021	671,645	0.1
620,000 (5)	Jackson National Life Global Funding, 3.250%, 01/30/2024	643,195	0.1
550,000	JPMorgan Chase & Co., 3.200%, 06/15/2026	574,514	0.0
1,270,000 (2),(4)	JPMorgan Chase & Co., 3.509%, 01/23/2029	1,349,222	0.1
1,270,000 (2),(4)	JPMorgan Chase & Co., 3.897%, 01/23/2049	1,426,909	0.1
675,000 (4)	JPMorgan Chase & Co., 4.260%, 02/22/2048	800,097	0.1
665,000 (4)	JPMorgan Chase & Co., 5.229%, 12/31/2199	670,819	0.1
443,000 (5)	KKR Group Finance Co. III LLC, 5.125%, 06/01/2044	524,023	0.0
2,335,000 (5)	Liberty Mutual Group, Inc., 4.850%, 08/01/2044	2,677,648	0.2
587,000	Lifestorage L.P./CA, 3.500%, 07/01/2026	603,164	0.0

See Accompanying Notes to Financial Statements

30

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

285,000	Markel Corp., 5.000%, 03/30/2043	309,308	0.0
525,000	Markel Corp., 5.000%, 05/20/2049	617,745	0.0
1,300,000 (5)	MassMutual Global Funding II, 2.000%, 04/15/2021	1,302,130	0.1
670,000 (5)	Metropolitan Life Global Funding I, 2.050%, 06/12/2020	670,446	0.1
2,360,000 (5)	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/2024	2,521,516	0.2
1,040,000	Morgan Stanley, 4.000%, 07/23/2025	1,125,366	0.1
1,230,000	National Australia Bank Ltd./New York, 1.875%, 07/12/2021	1,229,556	0.1
1,000,000 (5)	Nationwide Financial Services, Inc., 5.300%, 11/18/2044	1,139,612	0.1
1,105,000	PartnerRe Finance B LLC, 3.700%, 07/02/2029	1,149,332	0.1
755,000	PNC Financial Services Group, Inc./The, 3.450%, 04/23/2029	805,419	0.1
333,000	Prudential Financial, Inc., 3.935%, 12/07/2049	362,927	0.0
200,000	Regency Centers L.P., 2.950%, 09/15/2029	199,839	0.0
300,000	Regency Centers L.P., 4.650%, 03/15/2049	352,556	0.0
259,000	Reinsurance Group of America, Inc., 4.700%, 09/15/2023	280,945	0.0
690,000 (5)	Reliance Standard Life Global Funding II, 3.050%, 01/20/2021	697,456	0.1
1,360,000 (5)	Societe Generale SA, 2.625%, 09/16/2020	1,366,010	0.1
805,000 (5)	Societe Generale SA, 5.000%, 01/17/2024	868,083	0.1
985,000 (5)	Standard Chartered PLC, 3.050%, 01/15/2021	993,255	0.1
1,100,000	Sumitomo Mitsui Banking Corp., 2.650%, 07/23/2020	1,104,343	0.1
670,000	Synchrony Financial, 3.950%, 12/01/2027	703,993	0.1
610,000 (2)	Toronto-Dominion Bank/The, 2.650%, 06/12/2024	624,728	0.0
445,000	Travelers Cos, Inc., 4.600%, 08/01/2043	538,825	0.0
585,000 (5)	UBS Group AG, 4.125%, 04/15/2026	636,109	0.0
410,000	US Bancorp, 3.100%, 04/27/2026	426,735	0.0
145,000	Ventas Realty L.P., 5.700%, 09/30/2043	180,273	0.0
965,000	Wells Fargo & Co., 3.550%, 09/29/2025	1,021,904	0.1
470,000	Wells Fargo & Co., 4.100%, 06/03/2026	506,811	0.0
2,000,000	Wells Fargo & Co., 4.650%, 11/04/2044	2,348,880	0.2
315,000	Willis North America, Inc., 3.600%, 05/15/2024	329,060	0.0
350,000	WR Berkley Corp., 4.625%, 03/15/2022	369,082	0.0
		67,738,888	5.1

	Industrial: 1.1%
305,000 (5)	Aviation Capital Group LLC, 2.875%, 01/20/2022	307,170	0.0
1,095,000 (5)	Aviation Capital Group LLC, 4.875%, 10/01/2025	1,179,485	0.1
970,000	Avnet, Inc., 4.625%, 04/15/2026	1,026,314	0.1
435,000 (5)	BAE Systems Holdings, Inc., 2.850%, 12/15/2020	437,997	0.0
224,000	Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	285,496	0.0
330,000	CSX Corp., 5.500%, 04/15/2041	418,131	0.0
1,015,000	Deere & Co., 2.600%, 06/08/2022	1,033,949	0.1
295,000	FedEx Corp., 4.900%, 01/15/2034	336,734	0.0
605,000	FedEx Corp., 5.100%, 01/15/2044	663,260	0.1
100,000	General Dynamics Corp., 2.875%, 05/11/2020	100,353	0.0
459,000	Norfolk Southern Corp., 3.400%, 11/01/2049	456,547	0.1
1,294,000	Northrop Grumman Corp., 2.080%, 10/15/2020	1,295,541	0.1
703,000	Packaging Corp. of America, 4.500%, 11/01/2023	755,271	0.1
285,000	Precision Castparts Corp., 2.500%, 01/15/2023	290,155	0.0
2,395,000	Raytheon Co., 3.125%, 10/15/2020	2,418,224	0.2
410,000 (5)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	412,886	0.0
157,000	Union Pacific Corp., 3.646%, 02/15/2024	166,002	0.0
375,000 (5)	Union Pacific Corp., 3.839%, 03/20/2060	380,969	0.0
730,000	Union Pacific Corp., 4.150%, 01/15/2045	800,014	0.1
330,000	United Parcel Service, Inc., 3.400%, 11/15/2046	329,208	0.0
345,000	United Technologies Corp., 4.450%, 11/16/2038	408,221	0.0
752,000	Waste Management, Inc., 3.900%, 03/01/2035	828,522	0.1
		14,330,449	1.1

	Technology: 0.8%
1,146,000	Apple, Inc., 2.150%, 02/09/2022	1,155,617	0.1

See Accompanying Notes to Financial Statements

31

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

435,000	Apple, Inc., 3.350%, 02/09/2027	463,219	0.0
2,315,000	Applied Materials, Inc., 2.625%, 10/01/2020	2,327,838	0.2
1,030,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/2024	1,067,372	0.1
910,000 (5)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	987,045	0.1
35,000 (5)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	48,177	0.0
340,000	DXC Technology Co., 4.450%, 09/18/2022	356,986	0.0
1,630,000	Fiserv, Inc., 3.800%, 10/01/2023	1,721,652	0.1
75,000	Micron Technology, Inc., 4.185%, 02/15/2027	80,292	0.0
649,000	Microsoft Corp., 3.500%, 02/12/2035	714,552	0.1
795,000 (5)	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	896,470	0.1
285,000	Texas Instruments, Inc., 2.625%, 05/15/2024	292,549	0.0
		10,111,769	0.8

	Utilities: 0.5%
150,000 (5)	Electricite de France SA, 4.600%, 01/27/2020	150,253	0.0
620,000 (5)	Electricite de France SA, 4.875%, 01/22/2044	710,881	0.1
350,000 (4),(5)	Electricite de France SA, 5.625%, 12/31/2199	371,250	0.0
2,135,000	Georgia Power Co., 2.000%, 03/30/2020	2,134,760	0.2
703,000 (2)	NextEra Energy Capital Holdings, Inc., 3.550%, 05/01/2027	746,710	0.1
760,000	NiSource, Inc., 4.375%, 05/15/2047	841,852	0.1
605,000	Oglethorpe Power Corp., 4.550%, 06/01/2044	634,618	0.0
667,000	Sempra Energy, 3.800%, 02/01/2038	696,267	0.0
274,000 (2)	Xcel Energy, Inc., 3.500%, 12/01/2049	278,894	0.0
		6,565,485	0.5

	Total Corporate Bonds/Notes
	(Cost $173,661,895)	185,475,335	13.9

MUNICIPAL BONDS: 0.0%
	Georgia: 0.0%
323,000	Municipal Electric Authority of Georgia, 6.655%, 04/01/2057	445,517	0.0

	Total Municipal Bonds
	(Cost $323,000)	445,517	0.0

U.S. TREASURY OBLIGATIONS: 10.3%
	U.S. Treasury Bonds: 0.7%
9,555,800	2.250%,08/15/2049	9,261,831	0.7
425,000	4.500%,02/15/2036	563,145	0.0
		9,824,976	0.7

	U.S. Treasury Notes: 9.6%
180,000	2.625%,11/15/2020	181,517	0.0
41,470,000	1.625%,12/31/2021	41,511,844	3.1
50,770,000	1.625%,12/15/2022	50,794,109	3.8
30,846,700	1.750%,12/31/2024	30,916,678	2.4
3,842,900 (2)	1.750%,11/15/2029	3,782,403	0.3
		127,186,551	9.6

	Total U.S. Treasury Obligations
	(Cost $136,771,605)	137,011,527	10.3

CONVERTIBLE BONDS/NOTES: 8.7%
	Communications: 3.9%
3,989,000	Trip.com Group Ltd., 1.250%, 09/15/2022	3,983,611	0.3
7,840,000	DISH Network Corp., 3.375%, 08/15/2026	7,560,896	0.6
1,319,000	Finisar Corp., 0.500%, 12/15/2036	1,317,681	0.1
2,501,000	FireEye, Inc., 1.000%, 06/01/2035	2,493,519	0.2
2,535,000	FireEye, Inc., 1.625%, 06/01/2035	2,459,501	0.2
2,954,000 (5)	GCI Liberty, Inc., 1.750%, 09/30/2046	4,080,951	0.3
3,355,000 (5)	IAC Financeco 3, Inc., 2.000%, 01/15/2030	3,927,363	0.3
2,512,000 (5)	JOYY, Inc., 1.375%, 06/15/2026	2,272,561	0.2
2,665,000 (5)	Liberty Latin America Ltd., 2.000%, 07/15/2024	2,861,544	0.2
9,559,000	Liberty Media Corp., 1.375%, 10/15/2023	12,886,488	1.0
1,933,000	Liberty Media Corp., 2.250%, 09/30/2046	1,122,090	0.1
673,000 (2)	Liberty Media Corp.-Liberty Formula One, 1.000%, 01/30/2023	896,909	0.0
2,327,000	Viavi Solutions, Inc., 1.000%, 03/01/2024	3,007,632	0.2
2,258,000 (2)	Viavi Solutions, Inc., 1.750%, 06/01/2023	2,844,961	0.2
		51,715,707	3.9

	Consumer, Cyclical: 0.2%
2,264,000	Live Nation Entertainment, Inc., 2.500%, 03/15/2023	2,766,382	0.2

	Consumer, Non-cyclical: 2.3%
3,952,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	4,302,963	0.3
1,069,000 (2)	DexCom, Inc., 0.750%, 05/15/2022	2,379,757	0.2
3,140,000	DexCom, Inc., 0.750%, 12/01/2023	4,658,809	0.4
617,000 (2),(5)	Euronet Worldwide, Inc., 0.750%, 03/15/2049	737,491	0.1
2,410,000	Jazz Investments I Ltd., 1.875%, 08/15/2021	2,487,419	0.2

See Accompanying Notes to Financial Statements

32

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

2,104,000	Neurocrine Biosciences, Inc., 2.250%, 05/15/2024	3,232,348	0.2
2,762,000	NuVasive, Inc., 2.250%, 03/15/2021	3,686,751	0.3
1,385,000 (2)	Pacira BioSciences, Inc., 2.375%, 04/01/2022	1,443,188	0.1
1,212,000	Supernus Pharmaceuticals, Inc., 0.625%, 04/01/2023	1,103,127	0.1
1,309,000 (2)	Wright Medical Group NV, 2.250%, 11/15/2021	1,900,734	0.1
3,694,000	Wright Medical Group, Inc., 1.625%, 06/15/2023	3,911,145	0.3
		29,843,732	2.3

	Energy: 0.2%
1,359,000	Helix Energy Solutions Group, Inc., 4.250%, 05/01/2022	1,455,897	0.1
1,677,000	Oil States International, Inc., 1.500%, 02/15/2023	1,513,660	0.1
		2,969,557	0.2

	Technology: 2.1%
3,560,000	Cree, Inc., 0.875%, 09/01/2023	3,782,936	0.3
2,544,000	Microchip Technology, Inc., 1.625%, 02/15/2027	3,631,560	0.3
4,003,000	Nuance Communications, Inc., 1.000%, 12/15/2035	4,040,524	0.3
1,819,000	Nuance Communications, Inc., 1.250%, 04/01/2025	2,029,645	0.1
2,479,000 (2)	ON Semiconductor Corp., 1.000%, 12/01/2020	3,375,140	0.2
790,000	RealPage, Inc., 1.500%, 11/15/2022	1,103,037	0.1
3,899,000	SanDisk LLC, 0.500%, 10/15/2020	3,551,716	0.3
726,000	Silicon Laboratories, Inc., 1.375%, 03/01/2022	966,720	0.1
2,238,000	Western Digital Corp., 1.500%, 02/01/2024	2,203,031	0.2
2,643,000	Workday, Inc., 0.250%, 10/01/2022	3,389,461	0.2
		28,073,770	2.1

	Total Convertible Bonds/Notes
	(Cost $99,771,141)	115,369,148	8.7

EQUITY-LINKED NOTES: 1.2%
	Financial: 1.2%
9,000,000 (5)	Credit Suisse AG, Convertible Basket (Basket of 5 Common Stocks), 0.500%, 06/24/2024	8,631,000	0.7
6,746,000	GS Finance Corp (Guarantor: The Goldman Sachs Group, Inc.), Exchangeable Basket (Basket of 5 Common Stocks), 0.250%, 07/08/2024	6,934,888	0.5

	Total Equity-Linked Notes
	(Cost $15,746,000)	15,565,888	1.2

STRUCTURED NOTES: 1.9%
	Diversified Finan Serv: 1.0%
6,016,000	Wells Fargo Bank N.A., Convertible Trust - Energy Series 2019-1 (Linked to a basket of 4 Stocks), 0.330%, 09/19/2024	6,230,771	0.5
5,968,000	Wells Fargo Bank N.A., Convertible Trust - Media Series 2019-1 (Linked to a basked of 3 Stocks), 0.250%, 12/04/2024	6,619,109	0.5
		12,849,880	1.0

	Financial: 0.9%
5,915,000	Wells Fargo Bank N.A., Convertible Trust - Consumer Series 2018-1 (Linked to a basket of 5 Bonds), 0.250%, 01/17/2024	6,095,999	0.4
6,139,000	Wells Fargo Bank N.A., Convertible Trust - Healthcare Series 2018-1 (Linked to a basket of 4 Bonds), 0.250%, 02/05/2024	6,685,371	0.5
		12,781,370	0.9

	Total Structured Notes
	(Cost $24,651,651)	25,631,250	1.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.1%
	Federal National Mortgage Association: 0.1%(6)
915,000	6.625%,11/15/2030	1,303,536	0.1

	Total U.S. Government Agency Obligations
	(Cost $1,015,842)	1,303,536	0.1

	Total Long-Term Investments
	(Cost $1,138,981,147)	1,294,334,588	97.2

SHORT-TERM INVESTMENTS: 5.0%
	Commercial Paper: 0.3%
990,000 (7)	DBS Bank Ltd., 1.710%, 01/07/2020	989,688	0.1
990,000 (7)	Le Mouvement Des Caisses Desjardins, 1.750%, 01/09/2020	989,609	0.1
990,000 (7)	LMA Americas LLC, 1.800%, 01/27/2020	988,548	0.1
450,000 (7)	Matchpoint Finance PLC, 1.850%, 02/03/2020	449,237	0.0

See Accompanying Notes to Financial Statements

33

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

325,000 (7)	Sheffield Receivables Company LLC, 1.950%, 02/27/2020	324,033	0.0
400,000 (7)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	398,434	0.0

	Total Commercial Paper
	(Cost $4,139,549)	4,139,549	0.3

	Floating Rate Notes: 0.3%
900,000 (7)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.0
900,000 (7)	Bedford Row Funding, 1.920%, 03/13/2020	900,079	0.1
990,000 (7)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	989,998	0.1
625,000 (7)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	625,048	0.0
990,000 (7)	Mitsubishi UFJ Financial Group, Inc., 1.960%, 05/22/2020	990,074	0.1

	Total Floating Rate Notes
	(Cost $4,405,132)	4,405,132	0.3

	Repurchase Agreements: 1.5%
2,324,956 (7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $2,325,160, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $2,371,666, due 01/15/20-11/15/48)	2,324,956	0.1
7,703,092(7)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $7,703,755, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $7,857,154, due 02/13/20-09/20/69)	7,703,092	0.6
7,703,092(7)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $7,703,759, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.030%, Market Value plus accrued interest $7,857,154, due 01/14/20-12/20/49)	7,703,092	0.6
2,612,029 (7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $2,612,279, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,664,341, due 04/15/21-02/15/47)	2,612,029	0.2

	Total Repurchase Agreements
	(Cost $20,343,169)	20,343,169	1.5

	Certificates of Deposit: 0.2%
990,000 (7)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.870%, 03/12/2020	989,914	0.1
900,000 (7)	Toronto-Dominion Bank, 1.850%, 03/18/2020	900,136	0.1

	Total Certificates of Deposit
	(Cost $1,890,050)	1,890,050	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.7%
33,529,166 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	33,529,166	2.5
1,250,000 (7),(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	1,250,000	0.1
1,030,000 (7),(8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	1,030,000	0.1

	Total Mutual Funds
	(Cost $35,809,166)	35,809,166	2.7

	Total Short-Term Investments
	(Cost $66,587,066)	66,587,066	5.0

	Total Investments in Securities (Cost $1,205,568,213)	$1,360,921,654	102.2
	Liabilities in Excess of Other Assets	(28,977,124)	(2.2)
	Net Assets	$1,331,944,530	100.0

See Accompanying Notes to Financial Statements

34

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Preferred Stock may be called prior to convertible date.
(4)	Variable rate security. Rate shown is the rate in effect as of December 31, 2019.
(5)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(6)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(7)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

35

VY® Invesco Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.5%
	Brazil: 0.6%
220,850 (1),(2)	StoneCo Ltd.	$8,809,706	0.6

	China: 1.9%
830,559 (2)	JD.com, Inc. ADR	29,260,594	1.9

	France: 7.8%
61,950	Kering SA	40,819,975	2.7
141,738	LVMH Moet Hennessy Louis Vuitton SE	66,043,671	4.3
369,290	Societe Generale	12,887,534	0.8
		119,751,180	7.8

	Germany: 5.7%
123,030	Allianz SE	30,145,903	2.0
153,584	Bayer AG	12,485,920	0.8
327,572	SAP SE	44,090,817	2.9
		86,722,640	5.7

	India: 4.5%
12,243,558	DLF Ltd.	39,613,906	2.6
1,986,682 (1)	ICICI Bank Ltd. ADR	29,979,031	1.9
		69,592,937	4.5

	Italy: 0.2%
104,433	Brunello Cucinelli SpA	3,699,753	0.2

	Japan: 14.2%
385,900	Capcom Co., Ltd.	10,681,720	0.7
80,900	Fanuc Ltd.	14,939,392	1.0
88,604	Keyence Corp.	31,112,283	2.0
324,100	Minebea Mitsumi, Inc.	6,694,658	0.4
585,000	Murata Manufacturing Co., Ltd.	36,005,933	2.4
258,000	Nidec Corp.	35,238,622	2.3
38,700	Nintendo Co., Ltd.	15,478,458	1.0
303,400	Omron Corp.	17,684,636	1.2
353,841	Takeda Pharmaceutical Co., Ltd.	13,995,198	0.9
315,700	TDK Corp.	35,478,095	2.3
		217,308,995	14.2

	Netherlands: 4.1%
426,403	Airbus SE	62,581,424	4.1

	Spain: 1.7%
750,211	Industria de Diseno Textil SA	26,512,954	1.7

	Sweden: 2.4%
864,725	Assa Abloy AB	20,213,344	1.3
420,598	Atlas Copco AB - A Shares	16,788,451	1.1
		37,001,795	2.4

	Switzerland: 1.4%
1,391,246	Credit Suisse Group AG	18,806,414	1.2
224,374	UBS Group AG	2,831,463	0.2
		21,637,877	1.4

	United Kingdom: 3.8%
423,220 (1),(2)	Farfetch Ltd. - Class A	4,380,327	0.3
459,677 (1)	International Game Technology PLC	6,881,365	0.4
1,154,386	Prudential PLC	22,118,914	1.5
428,068	Unilever PLC	24,503,912	1.6
		57,884,518	3.8

	United States: 49.2%
25,051	3M Co.	4,419,497	0.3
82,540 (1),(2)	Acadia Pharmaceuticals, Inc.	3,531,061	0.2
165,563 (2)	Adobe, Inc.	54,604,333	3.6
250,800	Agilent Technologies, Inc.	21,395,748	1.4
83,080 (2)	Alphabet, Inc. - Class A	111,276,521	7.2
7,191 (2)	Amazon.com, Inc.	13,287,818	0.9
140,480	Anthem, Inc.	42,429,174	2.8
514,362 (2)	Avantor, Inc.	9,335,670	0.6
109,530 (1),(2)	Blueprint Medicines Corp.	8,774,448	0.6
233,220 (2)	Centene Corp.	14,662,541	1.0
504,660	Citigroup, Inc.	40,317,287	2.6
330,999	Colgate-Palmolive Co.	22,785,971	1.5
106,844 (2)	Electronic Arts, Inc.	11,486,799	0.7
143,475	Equifax, Inc.	20,103,717	1.3
258,520 (2)	Facebook, Inc. - Class A	53,061,230	3.5
64,029	Fidelity National Information Services, Inc.	8,905,794	0.6
345,610 (1),(2)	GlycoMimetics, Inc.	1,828,277	0.1
18,850	Goldman Sachs Group, Inc.	4,334,181	0.3
126,130 (2)	Incyte Corp., Ltd.	11,013,672	0.7
187,070	Intuit, Inc.	48,999,245	3.2
168,050 (2)	Ionis Pharmaceuticals, Inc.	10,151,901	0.7
324,440 (2)	MacroGenics, Inc.	3,529,907	0.2
570,100	Maxim Integrated Products	35,066,851	2.3
77,409	Microsoft Corp.	12,207,399	0.8
274,643 (2)	PayPal Holdings, Inc.	29,708,133	1.9
151,606 (1),(2)	Phathom Pharmaceuticals, Inc.	4,721,011	0.3
205,270	S&P Global, Inc.	56,048,974	3.7
94,026 (1),(2)	Sage Therapeutics, Inc.	6,787,737	0.4
70,797 (1),(2)	Sarepta Therapeutics, Inc.	9,135,645	0.6
140,302 (2)	Uniqure B.V.	10,054,041	0.7
170,630	United Parcel Service, Inc. - Class B	19,973,948	1.3
177,070 (2)	Veracyte, Inc.	4,943,794	0.3
195,520	Walt Disney Co.	28,278,058	1.8
116,777	Zimmer Biomet Holdings, Inc.	17,479,181	1.1
		754,639,564	49.2

	Total Common Stock
	(Cost $732,588,694)	1,495,403,937	97.5

PREFERRED STOCK: 0.3%
	Germany: 0.3%
81,382	Bayerische Motoren Werke AG	5,010,064	0.3

See Accompanying Notes to Financial Statements

36

VY® Invesco Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (Continued)

	India: 0.0%
2,598,630 (2)	Zee Entertainment Enterprises Ltd.	200,236	0.0

	Total Preferred Stock
	(Cost $5,223,617)	5,210,300	0.3

	Total Long-Term Investments
	(Cost $737,812,311)	1,500,614,237	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
	Commercial Paper: 0.4%
900,000 (3)	Banco Santander S.A., 1.950%, 02/05/2020	898,382	0.1
600,000 (3)	Flex Co. LLC, 1.910%, 01/31/2020	599,070	0.0
850,000 (3)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	848,162	0.1
900,000 (3)	LMA Americas LLC, 2.000%, 01/31/2020	898,529	0.1
150,000 (3)	Mitsubishi UFJ Trust and Banking Corp., 1.910%, 02/04/2020	149,723	0.0
850,000 (3)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	848,247	0.1
500,000 (3)	Oversea-Chinese Banking Corp., Ltd., 1.900%, 02/11/2020	498,922	0.0
823,000 (3)	Societe Generale, 1.970%, 01/09/2020	822,630	0.0
725,000 (3)	United Overseas Bnk Group, 1.900%, 01/24/2020	724,219	0.0

	Total Commercial Paper
	(Cost $6,287,884)	6,287,884	0.4

	Floating Rate Notes: 0.5%
825,000 (3)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	825,239	0.1
575,000 (3)	Commonwealth Bank of Australia, 1.920%, 03/16/2020	575,008	0.0
800,000 (3)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	800,224	0.1
725,000 (3)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	725,122	0.0
700,000 (3)	Credit Suisse Group AG, 1.890%, 04/17/2020	700,313	0.0
800,000 (3)	Mitsubishi UFJ Financial Group, Inc., 1.930%, 01/16/2020	800,094	0.1
825,000 (3)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	825,035	0.1
700,000 (3)	The Norinchukin Bank, 2.050%, 04/24/2020	700,252	0.0
825,000 (3)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	824,936	0.1
450,000 (3)	Toronto-Dominion Bank, 1.980%, 04/16/2020	450,136	0.0

	Total Floating Rate Notes
	(Cost $7,226,359)	7,226,359	0.5

	Repurchase Agreements: 2.1%
4,549,628 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $4,550,027, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $4,641,033, due 01/15/20-11/15/48)	4,549,628	0.3
11,562,348 (3)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $11,563,343, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $11,793,595, due 02/13/20-09/20/69)	11,562,348	0.7
11,562,348 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $11,563,343, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $11,793,595, due 06/30/21-12/01/49)	11,562,348	0.8
4,079,834 (3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $4,080,225, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $4,161,543, due 04/15/21-02/15/47)	4,079,834	0.3

See Accompanying Notes to Financial Statements

37

VY® Invesco Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (Continued)

	Total Repurchase Agreements
	(Cost $31,754,158)	31,754,158	2.1

	Certificates of Deposit: 0.0%
450,000 (3)	Toronto-Dominion Bank, 1.850%, 03/18/2020
	(Cost $450,068)	450,068	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
33,374,580 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	33,374,580	2.2
2,040,000 (3),(4)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	2,040,000	0.1
1,910,000 (3),(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	1,910,000	0.1
	Total Mutual Funds
	(Cost $37,324,580)	37,324,580	2.4

	Total Short-Term Investments
	(Cost $83,043,049)	83,043,049	5.4

	Total Investments in Securities (Cost $820,855,360)	$1,583,657,286	103.2
	Liabilities in Excess of Other Assets	(49,337,504)	(3.2)
	Net Assets	$1,534,319,782	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

38

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.9%
	Communication Services: 2.9%
79,680 (1)	Dish Network Corp. - Class A	$2,826,250	0.6
23,570 (1)	Liberty Broadband Corp. - Series C	2,963,927	0.7
98,050 (1)	Liberty Media Corp. - SiriusXM C	4,720,127	1.1
51,072	ViacomCBS, Inc.	2,143,492	0.5
		12,653,796	2.9

	Consumer Discretionary: 12.0%
5,670 (1)	Autozone, Inc.	6,754,728	1.5
56,420	Best Buy Co., Inc.	4,953,676	1.1
80,280	BorgWarner, Inc.	3,482,546	0.8
42,960	Expedia Group, Inc.	4,645,694	1.1
134,860	Gap, Inc.	2,384,325	0.5
27,330	Genuine Parts Co.	2,903,266	0.7
33,810	Hilton Worldwide Holdings, Inc.	3,749,867	0.9
57,551	Kohl's Corp.	2,932,223	0.7
31,750 (1)	Mohawk Industries, Inc.	4,330,065	1.0
146,806	Newell Brands, Inc.	2,821,611	0.6
46,990 (2)	Nordstrom, Inc.	1,923,301	0.4
33,350	PVH Corp.	3,506,753	0.8
35,590	Ralph Lauren Corp.	4,171,860	0.9
33,510	Tiffany & Co.	4,478,612	1.0
		53,038,527	12.0

	Consumer Staples: 3.9%
19,460	Constellation Brands, Inc.	3,692,535	0.8
117,862	Coty, Inc - Class A	1,325,947	0.3
65,763 (2)	Energizer Holdings, Inc.	3,302,618	0.8
67,260	Keurig Dr Pepper, Inc.	1,947,177	0.4
102,140	Kroger Co.	2,961,039	0.7
36,030 (1)	Post Holdings, Inc.	3,930,873	0.9
		17,160,189	3.9

	Energy: 5.4%
199,500	Cabot Oil & Gas Corp.	3,473,295	0.8
82,034	Diamondback Energy, Inc.	7,617,677	1.7
119,660	EQT Corp.	1,304,294	0.3
110,324	Equitrans Midstream Corp.	1,473,929	0.3
93,030	PBF Energy, Inc.	2,918,351	0.7
301,760	Williams Cos., Inc.	7,157,747	1.6
		23,945,293	5.4

	Financials: 21.8%
4,253 (1)	Alleghany Corp.	3,400,571	0.8
20,960	Ally Financial, Inc.	640,537	0.1
32,990	Ameriprise Financial, Inc.	5,495,474	1.2
122,470	Citizens Financial Group, Inc.	4,973,507	1.1
22,820	Comerica, Inc.	1,637,335	0.4
214,520	Fifth Third Bancorp	6,594,345	1.5
41,230	First Republic Bank	4,842,463	1.1
96,570	Hartford Financial Services Group, Inc.	5,868,559	1.3
240,370	Huntington Bancshares, Inc.	3,624,779	0.8
56,380	Lincoln National Corp.	3,326,984	0.7
160,840	Loews Corp.	8,442,492	1.9
49,433	M&T Bank Corp.	8,391,252	1.9
39,030	Marsh & McLennan Cos., Inc.	4,348,332	1.0
48,290	Northern Trust Corp.	5,130,330	1.2
18,710	Principal Financial Group, Inc.	1,029,050	0.2
47,720	Progressive Corp.	3,454,451	0.8
54,050	Raymond James Financial, Inc.	4,835,313	1.1
57,620	T. Rowe Price Group, Inc.	7,020,421	1.6
33,690	TCF Financial Corp.	1,576,692	0.4
117,027	Truist Financial Corp.	6,590,961	1.5
21,990	Unum Group	641,228	0.1
42,005	WR Berkley Corp.	2,902,545	0.7
35,830	Zions Bancorp NA	1,860,294	0.4
		96,627,915	21.8

	Health Care: 6.6%
51,100	AmerisourceBergen Corp.	4,344,522	1.0
18,550	Cigna Corp.	3,793,290	0.9
48,290 (1)	Henry Schein, Inc.	3,221,909	0.7
6,460	Humana, Inc.	2,367,719	0.5
28,810 (1)	Laboratory Corp. of America Holdings	4,873,788	1.1
30,640	Universal Health Services, Inc.	4,395,614	1.0
41,480	Zimmer Biomet Holdings, Inc.	6,208,726	1.4
		29,205,568	6.6

	Industrials: 8.8%
30,230	Acuity Brands, Inc.	4,171,740	0.9
50,320	Ametek, Inc.	5,018,917	1.1
19,000	Carlisle Cos., Inc.	3,074,960	0.7
60,030	Fortune Brands Home & Security, Inc.	3,922,360	0.9
19,380	Hubbell, Inc.	2,864,752	0.7
24,160	IDEX Corp.	4,155,520	0.9
34,800	ITT, Inc.	2,572,068	0.6
27,620	Lincoln Electric Holdings, Inc.	2,671,683	0.6
34,120 (1)	Middleby Corp.	3,736,822	0.8
26,900	MSC Industrial Direct Co.	2,110,843	0.5
28,031	Snap-On, Inc.	4,748,451	1.1
		39,048,116	8.8

	Information Technology: 6.7%
40,680	Amphenol Corp.	4,402,796	1.0
17,370	Analog Devices, Inc.	2,064,251	0.5
42,780 (1)	Arrow Electronics, Inc.	3,625,177	0.8
33,540	CDW Corp.	4,790,854	1.1
79,712 (1)	CommScope Holding Co., Inc.	1,131,113	0.2
27,306	Jack Henry & Associates, Inc.	3,977,665	0.9
26,729 (1)	Keysight Technologies, Inc.	2,743,197	0.6
23,920	SYNNEX Corp.	3,080,896	0.7
27,690 (1)	Synopsys, Inc.	3,854,448	0.9
		29,670,397	6.7

See Accompanying Notes to Financial Statements

39

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (Continued)

	Materials: 4.8%
51,750	Ball Corp.	3,346,673	0.8
16,080	Martin Marietta Materials, Inc.	4,496,611	1.0
8,950	Sherwin-Williams Co.	5,222,683	1.2
145,850	Silgan Holdings, Inc.	4,533,018	1.0
83,010	WestRock Co.	3,561,959	0.8
		21,160,944	4.8

	Real Estate: 14.1%
52,160	American Campus Communities, Inc.	2,453,085	0.6
108,000	American Homes 4 Rent	2,830,680	0.6
28,500	AvalonBay Communities, Inc.	5,976,450	1.4
42,250	Boston Properties, Inc.	5,824,585	1.3
174,390	Brixmor Property Group, Inc.	3,768,568	0.9
97,490 (1)	CBRE Group, Inc.	5,975,162	1.3
84,240 (1)	Cushman & Wakefield PLC	1,721,866	0.4
11,830	Essex Property Trust, Inc.	3,559,174	0.8
34,880	Federal Realty Investment Trust	4,490,102	1.0
46,233	JBG SMITH Properties	1,844,234	0.4
154,570	Kimco Realty Corp.	3,201,145	0.7
111,862	Outfront Media, Inc.	3,000,139	0.7
107,800	Rayonier, Inc.	3,531,528	0.8
39,570	Regency Centers Corp.	2,496,471	0.6
33,590	Ventas, Inc.	1,939,487	0.4
65,646	Vornado Realty Trust	4,365,459	1.0
96,550	Weyerhaeuser Co.	2,915,810	0.7
28,630	WP Carey, Inc.	2,291,545	0.5
		62,185,490	14.1

	Utilities: 10.9%
145,010	CMS Energy Corp.	9,112,429	2.0
69,000	Edison International	5,203,290	1.2
37,470	Entergy Corp.	4,488,906	1.0
79,410	National Fuel Gas Co.	3,695,741	0.8
46,180	Sempra Energy	6,995,346	1.6
101,240	WEC Energy Group, Inc.	9,337,365	2.1
151,230	Xcel Energy, Inc.	9,601,593	2.2
		48,434,670	10.9

	Total Common Stock
	(Cost $315,650,941)	433,130,905	97.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Repurchase Agreements: 0.5%
1,000,000 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,000,087, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 01/25/20-10/15/60)	1,000,000	0.2
266,832 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $266,855, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $272,193, due 01/15/20-11/15/48)	266,832	0.1
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 06/30/21-12/01/49)	1,000,000	0.2

	Total Repurchase Agreements
	(Cost $2,266,832)	2,266,832	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
8,506,831 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%
	(Cost $8,506,831)	8,506,831	1.9

	Total Short-Term Investments
	(Cost $10,773,663)	10,773,663	2.4

	Total Investments in Securities (Cost $326,424,604)	$443,904,568	100.3
	Liabilities in Excess of Other Assets	(1,316,355)	(0.3)
	Net Assets	$442,588,213	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

40

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS
as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Communication Services: 2.2%
69,694 (1)	Altice USA, Inc.	$1,905,434	0.2
29,500 (1)	Electronic Arts, Inc.	3,171,545	0.3
21,100 (1)	IAC/InterActiveCorp	5,256,221	0.4
38,400	Interpublic Group of Cos., Inc.	887,040	0.1
41,900 (1)	Live Nation Entertainment, Inc.	2,994,593	0.3
47,300 (1),(2)	Match Group, Inc.	3,883,803	0.3
15,600 (2)	Omnicom Group	1,263,912	0.1
27,500 (1)	Take-Two Interactive Software, Inc.	3,366,825	0.3
26,800 (1),(2)	Zillow Group, Inc. - Class A	1,225,832	0.1
236,500 (1)	Zynga, Inc. - Class A	1,447,380	0.1
		25,402,585	2.2

	Consumer Discretionary: 14.8%
90,200	Aptiv PLC	8,566,294	0.7
28,700	Aramark	1,245,580	0.1
2,100 (1)	Autozone, Inc.	2,501,751	0.2
17,700 (1)	Bright Horizons Family Solutions, Inc.	2,660,133	0.2
54,800 (1)	Burlington Stores, Inc.	12,496,044	1.1
50,800 (1),(2)	Carmax, Inc.	4,453,636	0.4
37,619 (1),(2)	Chewy, Inc.	1,090,951	0.1
27,400 (2)	Choice Hotels International, Inc.	2,833,982	0.2
75,100	Dollar General Corp.	11,714,098	1.0
73,200 (1)	Dollar Tree, Inc.	6,884,460	0.6
21,400	Domino's Pizza, Inc.	6,286,892	0.5
70,800	Dunkin Brands Group, Inc.	5,348,232	0.5
98,900	Extended Stay America, Inc.	1,469,654	0.1
41,915 (1),(2)	Farfetch Ltd. - Class A	433,820	0.0
15,200 (2)	Ferrari NV	2,516,208	0.2
13,400 (1)	Five Below, Inc.	1,713,324	0.2
23,700 (1),(2)	Grand Canyon Education, Inc.	2,270,223	0.2
8,400 (1),(2)	GrubHub, Inc.	408,576	0.0
98,333	Hilton Worldwide Holdings, Inc.	10,906,113	0.9
29,900 (1)	Lululemon Athletica, Inc.	6,926,933	0.6
3,900 (1)	MercadoLibre, Inc.	2,230,566	0.2
109,700	MGM Resorts International	3,649,719	0.3
48,500 (1),(2)	Michaels Cos, Inc.	392,365	0.0
8,697 (1)	Mohawk Industries, Inc.	1,186,097	0.1
49,800 (1)	Norwegian Cruise Line Holdings Ltd.	2,908,818	0.3
1,360 (1)	NVR, Inc.	5,179,438	0.5
19,000 (1),(2)	Ollie's Bargain Outlet Holdings, Inc.	1,240,890	0.1
21,600 (1)	O'Reilly Automotive, Inc.	9,466,416	0.8
25,900 (2)	Papa Johns International, Inc.	1,635,585	0.1
19,300	Pool Corp.	4,098,934	0.4
14,100	PVH Corp.	1,482,615	0.1
51,581	Restaurant Brands International, Inc.	3,289,320	0.3
45,300	Ross Stores, Inc.	5,273,826	0.5
25,300	Royal Caribbean Cruises Ltd.	3,377,803	0.3
99,700	Service Corp. International	4,589,191	0.4
96,000	Tapestry, Inc.	2,589,120	0.2
38,000	Toll Brothers, Inc.	1,501,380	0.1
39,100	Tractor Supply Co.	3,653,504	0.3
45,000 (1)	Trip.com Group Ltd. ADR	1,509,300	0.1
26,021 (1)	Ulta Beauty, Inc.	6,586,956	0.6
9,720 (1),(2)	Wayfair, Inc.	878,396	0.1
23,600 (2)	Williams-Sonoma, Inc.	1,733,184	0.2
38,100	Wynn Resorts Ltd.	5,290,947	0.5
66,200	Yum China Holdings, Inc.	3,178,262	0.3
17,100	Yum! Brands, Inc.	1,722,483	0.2
		171,372,019	14.8

	Consumer Staples: 3.1%
69,975 (2)	Brown-Forman Corp. - Class B	4,730,310	0.4
15,000	Casey's General Stores, Inc.	2,384,850	0.2
75,800	Church & Dwight Co., Inc.	5,331,772	0.5
36,000	Clorox Co.	5,527,440	0.5
57,600	Conagra Brands, Inc.	1,972,224	0.2
34,600	Hershey Co.	5,085,508	0.4
26,500 (2)	Hormel Foods Corp.	1,195,415	0.1
31,600	McCormick & Co., Inc.	5,363,468	0.5
42,789	Tyson Foods, Inc.	3,895,511	0.3
		35,486,498	3.1

	Energy: 1.4%
157,300	Cabot Oil & Gas Corp.	2,738,593	0.2
26,752	Concho Resources, Inc./Midland TX	2,342,673	0.2
28,000	Continental Resources, Inc.	960,400	0.1
20,800	Diamondback Energy, Inc.	1,931,488	0.2
50,400	HollyFrontier Corp.	2,555,784	0.2
250,800 (1),(2)	Jagged Peak Energy, Inc.	2,129,292	0.2
44 (1),(3),(4)	Venture Global LNG, Inc. - Series B	228,800	0.0
560 (1),(3),(4)	Venture Global LNG, Inc. - Series C	2,912,000	0.3
		15,799,030	1.4

	Financials: 7.3%
39,600	Assurant, Inc.	5,190,768	0.4
46,400	Axis Capital Holdings Ltd.	2,758,016	0.2
33,800	BankUnited, Inc.	1,235,728	0.1
83,433	Cboe Global Markets, Inc.	10,011,960	0.9
41,900	Discover Financial Services	3,553,958	0.3
48,400	E*Trade Financial Corp.	2,195,908	0.2
7,100 (2)	Factset Research Systems, Inc.	1,904,930	0.2
103,200	Fidelity National Financial, Inc.	4,680,120	0.4
57,200	Fifth Third Bancorp	1,758,328	0.1
54,500	First Republic Bank	6,401,025	0.6
18,900 (1)	Green Dot Corp.	440,370	0.0
87,000 (2)	Lazard Ltd.	3,476,520	0.3

See Accompanying Notes to Financial Statements

41

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (CONTINUED)

9,500	MarketAxess Holdings, Inc.	3,601,545	0.3
12,300	Moody's Corp.	2,920,143	0.3
16,700	MSCI, Inc. - Class A	4,311,606	0.4
26,400	Nasdaq, Inc.	2,827,440	0.2
20,500	Northern Trust Corp.	2,177,920	0.2
21,800	Pinnacle Financial Partners, Inc.	1,395,200	0.1
15,600	Signature Bank	2,131,116	0.2
14,900 (1)	SVB Financial Group	3,740,496	0.3
89,200	TD Ameritrade Holding Corp.	4,433,240	0.4
57,716	Tradeweb Markets, Inc.	2,675,136	0.2
73,230	Webster Financial Corp.	3,907,553	0.3
37,500	Willis Towers Watson PLC	7,572,750	0.7
		85,301,776	7.3

	Health Care: 14.5%
13,700 (1)	Abiomed, Inc.	2,337,083	0.2
57,199 (1),(2)	Acadia Healthcare Co., Inc.	1,900,151	0.2
24,800 (1),(2)	Acadia Pharmaceuticals, Inc.	1,060,944	0.1
74,000	Agilent Technologies, Inc.	6,312,940	0.5
43,200 (1),(2)	Agios Pharmaceuticals, Inc.	2,062,800	0.2
17,200 (1)	Alexion Pharmaceuticals, Inc.	1,860,180	0.2
22,100 (1)	Align Technology, Inc.	6,166,784	0.5
48,500 (1)	Alkermes PLC	989,400	0.1
28,300 (1),(2)	Alnylam Pharmaceuticals, Inc.	3,259,311	0.3
64,600 (1),(2)	Amarin Corp. PLC ADR	1,385,024	0.1
12,500 (1)	Amedisys, Inc.	2,086,500	0.2
7,592 (1),(2)	Argenx SE ADR	1,218,668	0.1
8,000 (1)	Ascendis Pharma A/S ADR	1,112,960	0.1
243,043 (1)	Avantor, Inc.	4,411,230	0.4
61,300 (1)	BioMarin Pharmaceutical, Inc.	5,182,915	0.4
5,600 (1),(2)	Bluebird Bio, Inc.	491,400	0.0
11,100 (1),(2)	Blueprint Medicines Corp.	889,221	0.1
29,600	Bruker Corp.	1,508,712	0.1
46,484 (1)	Catalent, Inc.	2,617,049	0.2
157,000 (1)	Centene Corp.	9,870,590	0.9
33,912	Cerner Corp.	2,488,802	0.2
25,600	Cooper Cos., Inc.	8,225,024	0.7
27,800 (1),(2)	DaVita, Inc.	2,085,834	0.2
19,600 (1)	DexCom, Inc.	4,287,304	0.4
96,910 (1)	Elanco Animal Health, Inc.	2,854,000	0.2
38,400 (1)	Exact Sciences Corp.	3,551,232	0.3
79,000 (1)	Exelixis, Inc.	1,391,980	0.1
20,200 (1),(2)	FibroGen, Inc.	866,378	0.1
5,700 (1),(2)	GW Pharmaceuticals PLC ADR	595,992	0.0
22,000 (1)	Henry Schein, Inc.	1,467,840	0.1
113,700 (1)	Hologic, Inc.	5,936,277	0.5
7,875 (1)	ICU Medical, Inc.	1,473,570	0.1
26,500 (1)	Idexx Laboratories, Inc.	6,919,945	0.6
45,800 (1)	Immunomedics, Inc.	969,128	0.1
50,300 (1)	Incyte Corp., Ltd.	4,392,196	0.4
20,200 (1)	IQVIA Holdings, Inc.	3,121,102	0.3
17,800 (1)	Jazz Pharmaceuticals PLC	2,657,184	0.2
6,700 (1)	Mettler Toledo International, Inc.	5,314,976	0.5
39,200 (1)	Molina Healthcare, Inc.	5,319,048	0.5
31,279 (1)	Neurocrine Biosciences, Inc.	3,362,180	0.3
14,800 (1)	Novocure Ltd.	1,247,196	0.1
8,900 (1),(2)	Penumbra, Inc.	1,462,003	0.1
41,900 (2)	Perrigo Co. PLC	2,164,554	0.2
20,700 (1)	PRA Health Sciences, Inc.	2,300,805	0.2
68,300 (1)	QIAGEN NV	2,308,540	0.2
16,942 (1),(2)	Sage Therapeutics, Inc.	1,223,043	0.1
15,900 (1),(2)	Sarepta Therapeutics, Inc.	2,051,736	0.2
39,980 (1)	Seattle Genetics, Inc.	4,568,115	0.4
14,500	STERIS Public Ltd. Co.	2,210,090	0.2
20,000	Teleflex, Inc.	7,528,800	0.6
14,092 (1),(2)	Ultragenyx Pharmaceutical, Inc.	601,869	0.1
18,000	Universal Health Services, Inc.	2,582,280	0.2
45,000 (1)	Veeva Systems, Inc.	6,329,700	0.5
17,464 (1)	WellCare Health Plans, Inc.	5,766,787	0.5
15,100	West Pharmaceutical Services, Inc.	2,269,983	0.2
		168,619,355	14.5

	Industrials: 17.8%
140,700 (2)	ADT, Inc.	1,115,751	0.1
59,200	Alaska Air Group, Inc.	4,010,800	0.3
35,800	Allegion Public Ltd.	4,458,532	0.4
32,200 (2)	American Airlines Group, Inc.	923,496	0.1
28,762	Ametek, Inc.	2,868,722	0.2
48,500 (2)	AO Smith Corp.	2,310,540	0.2
51,200	BWX Technologies, Inc.	3,178,496	0.3
22,600 (2)	CH Robinson Worldwide, Inc.	1,767,320	0.1
31,200	Cintas Corp.	8,395,296	0.7
13,800	Copa Holdings S.A.- Class A	1,491,504	0.1
62,000 (1)	Copart, Inc.	5,638,280	0.5
16,800 (1)	CoStar Group, Inc.	10,051,440	0.9
15,900	Donaldson Co., Inc.	916,158	0.1
39,487	Equifax, Inc.	5,532,918	0.5
25,200	Expeditors International Washington, Inc.	1,966,104	0.2
31,600	Fastenal Co.	1,167,620	0.1
29,300	Flowserve Corp.	1,458,261	0.1
56,038	Fortive Corp.	4,280,743	0.4
51,975	Fortune Brands Home & Security, Inc.	3,396,046	0.3
21,400 (1)	Generac Holdings, Inc.	2,152,626	0.2
51,600	Graco, Inc.	2,683,200	0.2
112,000 (1)	HD Supply Holdings, Inc.	4,504,640	0.4
41,700	Hexcel Corp.	3,057,027	0.3
31,000	Hubbell, Inc.	4,582,420	0.4
14,300	Huntington Ingalls Industries, Inc.	3,587,584	0.3
72,600 (1)	IAA, Inc.	3,416,556	0.3
17,500	IDEX Corp.	3,010,000	0.3
72,153 (1)	IHS Markit Ltd.	5,436,729	0.5
36,400	JB Hunt Transport Services, Inc.	4,250,792	0.4
31,600	Kansas City Southern	4,839,856	0.4
69,200 (2)	KAR Auction Services, Inc.	1,507,868	0.1
12,700 (1)	Kirby Corp.	1,137,031	0.1
51,610	L3Harris Technologies, Inc.	10,212,071	0.9

See Accompanying Notes to Financial Statements

42

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (CONTINUED)

11,300	Landstar System, Inc.	1,286,731	0.1
10,400	Manpowergroup, Inc.	1,009,840	0.1
20,500 (1),(2)	Middleby Corp.	2,245,160	0.2
126,400	Nielsen Holdings PLC	2,565,920	0.2
17,700 (2)	Nordson Corp.	2,882,268	0.2
18,000	Old Dominion Freight Line	3,416,040	0.3
28,300	Paccar, Inc.	2,238,530	0.2
44,100	Ritchie Bros Auctioneers, Inc.	1,894,095	0.2
30,700	Robert Half International, Inc.	1,938,705	0.2
22,400	Rockwell Automation, Inc.	4,539,808	0.4
73,761	Rollins, Inc.	2,445,915	0.2
3,100	Roper Technologies, Inc.	1,098,113	0.1
60,024	Schneider National, Inc.	1,309,724	0.1
71,100 (1)	Sensata Technologies Holding PLC	3,830,157	0.3
12,400	Snap-On, Inc.	2,100,560	0.2
49,600	Textron, Inc.	2,212,160	0.2
40,700	Toro Co.	3,242,569	0.3
15,200	TransDigm Group, Inc.	8,512,000	0.7
116,100	TransUnion	9,939,321	0.9
41,741 (1)	United Airlines Holdings, Inc.	3,676,965	0.3
10,200	Valmont Industries, Inc.	1,527,756	0.1
49,556	Verisk Analytics, Inc.	7,400,693	0.6
42,520	Westinghouse Air Brake Technologies Corp.	3,308,056	0.3
56,050	Waste Connections, Inc.	5,088,779	0.4
12,700 (2)	Watsco, Inc.	2,287,905	0.2
24,300	Woodward, Inc.	2,878,092	0.2
26,300	Xylem, Inc.	2,072,177	0.2
		206,254,466	17.8

	Information Technology: 32.0%
97,500	Amphenol Corp.	10,552,425	0.9
20,000 (1)	Anaplan, Inc.	1,048,000	0.1
9,600 (1)	ANSYS, Inc.	2,471,136	0.2
69,379 (1)	Atlassian Corp. PLC	8,349,069	0.7
22,300 (1)	Autodesk, Inc.	4,091,158	0.4
13,200 (1)	Avalara, Inc.	966,900	0.1
99,470 (1)	Black Knight, Inc.	6,413,826	0.6
94,664	Booz Allen Hamilton Holding Corp.	6,733,450	0.6
95,800 (1)	Cadence Design Systems, Inc.	6,644,688	0.6
39,200	CDK Global, Inc.	2,143,456	0.2
59,100	CDW Corp.	8,441,844	0.7
62,303 (1),(2)	Ceridian HCM Holding, Inc.	4,229,128	0.4
40,000	Cognex Corp.	2,241,600	0.2
15,720 (1),(2)	Coherent, Inc.	2,615,022	0.2
63,400 (1)	CoreLogic, Inc.	2,771,214	0.2
122,200	Corning, Inc.	3,557,242	0.3
20,200 (1),(2)	Coupa Software, Inc.	2,954,250	0.3
19,597 (1),(2)	Crowdstrike Holdings, Inc.	977,302	0.1
22,973 (1),(2)	Datadog, Inc.	867,920	0.1
15,473 (1),(4)	Datadog, Inc. - Lockup Shares	578,724	0.1
67,053 (1)	DocuSign, Inc.	4,969,298	0.4
51,726 (1)	Dropbox, Inc.	926,413	0.1
69,237 (1)	Dynatrace, Inc.	1,751,696	0.1
119,600	Entegris, Inc.	5,990,764	0.5
13,200 (1)	EPAM Systems, Inc.	2,800,512	0.2
31,600 (1)	Euronet Worldwide, Inc.	4,978,896	0.4
43,930	Fidelity National Information Services, Inc.	6,110,224	0.5
109,500 (1)	Fiserv, Inc.	12,661,485	1.1
33,400 (1)	FleetCor Technologies, Inc.	9,609,848	0.8
17,200	Flir Systems, Inc.	895,604	0.1
54,800 (1)	Fortinet, Inc.	5,850,448	0.5
45,100 (1)	Gartner, Inc.	6,949,910	0.6
48,500	Genpact Ltd.	2,045,245	0.2
107,127	Global Payments, Inc.	19,557,105	1.7
70,000 (1)	GoDaddy, Inc.	4,754,400	0.4
40,900 (1),(2)	Guidewire Software, Inc.	4,489,593	0.4
11,300 (1),(2)	IPG Photonics Corp.	1,637,596	0.1
69,850 (1)	Keysight Technologies, Inc.	7,168,705	0.6
58,500	KLA Corp.	10,422,945	0.9
34,755	Lam Research Corp.	10,162,362	0.9
55,700	Leidos Holdings, Inc.	5,452,473	0.5
11,000	Littelfuse, Inc.	2,104,300	0.2
255,948	Marvell Technology Group Ltd.	6,797,979	0.6
153,600	Maxim Integrated Products	9,447,936	0.8
107,700 (2)	Microchip Technology, Inc.	11,278,344	1.0
24,000	Monolithic Power Systems, Inc.	4,272,480	0.4
47,700	Motorola Solutions, Inc.	7,686,378	0.7
18,300 (1)	New Relic, Inc.	1,202,493	0.1
129,200	NortonLifeLock, Inc.	3,297,184	0.3
27,900 (1)	Okta, Inc.	3,218,823	0.3
34,100 (1)	Palo Alto Networks, Inc.	7,885,625	0.7
32,100	Paychex, Inc.	2,730,426	0.2
14,700 (1)	Paycom Software, Inc.	3,891,972	0.3
34,186 (1),(2)	Pluralsight, Inc.	588,341	0.0
34,700 (1)	Proofpoint, Inc.	3,982,866	0.3
171,369 (1)	Pure Storage, Inc. - Class A	2,932,124	0.3
81,867 (1)	RealPage, Inc.	4,400,351	0.4
110,200	Sabre Corp.	2,472,888	0.2
20,800 (1)	ServiceNow, Inc.	5,872,256	0.5
12,400 (1)	Shopify, Inc.	4,929,992	0.4
79,200	Skyworks Solutions, Inc.	9,573,696	0.8
58,160 (1),(2)	Slack Technologies, Inc.	1,307,437	0.1
66,500 (1)	Splunk, Inc.	9,959,705	0.9
107,635	SS&C Technologies Holdings, Inc.	6,608,789	0.6
34,597 (1),(2)	StoneCo Ltd.	1,380,074	0.1
39,200 (1)	Synopsys, Inc.	5,456,640	0.5
44,800 (1),(2)	Twilio, Inc.	4,402,944	0.4
16,700 (1)	Tyler Technologies, Inc.	5,010,334	0.4
25,500 (1)	VeriSign, Inc.	4,913,340	0.4
24,399 (1)	WEX, Inc.	5,110,615	0.4
31,047 (1)	Workday, Inc.	5,105,679	0.4
79,700	Xilinx, Inc.	7,792,269	0.7
10,800 (1)	Zebra Technologies Corp.	2,758,752	0.2
54,600 (1)	Zendesk, Inc.	4,183,998	0.4
2,760 (1),(2)	Zoom Video Communications, Inc.	187,790	0.0
		370,578,696	32.0

	Materials: 3.6%
36,500	Avery Dennison Corp.	4,774,930	0.4
55,500 (1)	Axalta Coating Systems Ltd.	1,687,200	0.1
98,380	Ball Corp.	6,362,234	0.6
25,100	Celanese Corp. - Series A	3,090,312	0.3

See Accompanying Notes to Financial Statements

43

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (CONTINUED)

42,800	CF Industries Holdings, Inc.	2,043,272	0.2
18,500 (2)	Eagle Materials, Inc.	1,677,210	0.1
36,500	International Paper Co.	1,680,825	0.1
43,900 (2)	Kirkland Lake Gold Ltd.	1,934,673	0.2
22,500	PPG Industries, Inc.	3,003,525	0.3
58,300	RPM International, Inc.	4,475,108	0.4
67,300	Sealed Air Corp.	2,680,559	0.2
51,429	Valvoline, Inc.	1,101,095	0.1
48,700	Vulcan Materials Co.	7,012,313	0.6
		41,523,256	3.6

	Real Estate: 1.7%
26,995	American Campus Communities, Inc.	1,269,575	0.1
38,900	CubeSmart	1,224,572	0.1
6,300	Federal Realty Investment Trust	810,999	0.1
48,400 (2)	Iron Mountain, Inc.	1,542,508	0.1
14,000	Jones Lang LaSalle, Inc.	2,437,260	0.2
75,100 (2)	MGM Growth Properties LLC	2,325,847	0.2
32,250	SBA Communications Corp.	7,771,927	0.7
12,700	SL Green Realty Corp.	1,166,876	0.1
117,915	VEREIT, Inc.	1,089,535	0.1
6,575 (1),(3),(4)	WeWork Companies, Inc. - Class A	92,576	0.0
		19,731,675	1.7

	Utilities: 0.6%
24,026	American Water Works Co., Inc.	2,951,594	0.2
29,400	Atmos Energy Corp.	3,288,684	0.3
50,200	NiSource, Inc.	1,397,568	0.1
		7,637,846	0.6

	Total Common Stock
	(Cost $761,302,503)	1,147,707,202	99.0

PREFERRED STOCK: 0.9%
	Communication Services: 0.4%
32,391 (1),(3),(4)	AirBNB, Inc. - Series D	3,854,529	0.3
3,719 (1),(3),(4)	AirBNB, Inc. - Series E	442,561	0.1
		4,297,090	0.4

	Information Technology: 0.4%
24,459 (1),(3),(4)	Databricks, Inc., Series F	1,050,475	0.1
353,970 (1),(3),(4)	Tanium, Inc. - Series G	3,009,241	0.2
23,311 (1),(3),(4)	UiPath Inc., Series D-1	917,327	0.1
3,914 (1),(3),(4)	UiPath Inc., Series D-2	154,023	0.0
		5,131,066	0.4

	Real Estate: 0.1%
44,396 (1),(3),(4)	WeWork Companies, Inc. - Series D-1	625,096	0.1
34,882 (1),(3),(4)	WeWork Companies, Inc. - Series D-2	491,138	0.0
24,709 (1),(3),(4)	WeWork Companies, Inc. - Series E	347,903	0.0
		1,464,137	0.1

	Total Preferred Stock
	(Cost $7,676,732)	10,892,293	0.9

	Total Long-Term Investments
	(Cost $768,979,235)	1,158,599,495	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.4%
	Commercial Paper: 0.8%
975,000 (5)	Banco Santander S.A., 1.950%, 02/05/2020	973,247	0.1
950,000 (5)	DBS Bank Ltd., 1.820%, 02/18/2020	947,688	0.1
700,000 (5)	Flex Co. LLC, 1.910%, 01/31/2020	698,915	0.0
975,000 (5)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	972,892	0.1
900,000 (5)	LMA Americas LLC, 2.000%, 01/31/2020	898,529	0.1
725,000 (5)	Mitsubishi UFJ Trust and Banking Corp., 1.920%, 01/31/2020	723,814	0.0
950,000 (5)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	948,041	0.1
850,000 (5)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	846,671	0.1
987,000 (5)	Societe Generale, 1.970%, 01/09/2020	986,556	0.1
975,000 (5)	Starbird Funding Corp., 1.910%, 02/20/2020	972,445	0.1
775,000 (5)	United Overseas Bnk Group, 1.900%, 01/24/2020	774,165	0.0

	Total Commercial Paper
	(Cost $9,742,963)	9,742,963	0.8

	Floating Rate Notes: 1.4%
950,000 (5)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	950,275	0.1
950,000 (5)	Bank of America Corp., 1.910%, 05/07/2020	950,000	0.1
900,000 (5)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.1
650,000 (5)	Bedford Row Funding, 1.960%, 05/18/2020	650,110	0.0
990,000 (5)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	989,998	0.1
800,000 (5)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	800,224	0.1
625,000 (5)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	625,048	0.0
925,000 (5)	Credit Suisse Group AG, 1.890%, 04/17/2020	925,414	0.1
1,000,000 (5)	DNB ASA, 1.930%, 02/14/2020	1,000,143	0.1
975,000 (5)	HSBC Bank PLC, 1.970%, 06/03/2020	974,997	0.1
250,000 (5)	Mitsubishi UFJ Financial Group, Inc., 2.050%, 02/25/2020	250,086	0.0
925,000 (5)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	925,039	0.1

See Accompanying Notes to Financial Statements

44

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (CONTINUED)

350,000 (5)	National Australia Bank Ltd., 1.890%, 02/10/2020	350,008	0.0
875,000 (5)	National Bank Of Canada, 1.990%, 05/01/2020	875,113	0.1
325,000 (5)	Royal Bank Of Canada, 1.860%, 04/29/2020	325,020	0.0
975,000 (5)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	975,031	0.1
975,000 (5)	The Norinchukin Bank, 2.050%, 04/24/2020	975,351	0.1
275,000 (5)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	274,979	0.0
675,000 (5)	The Sumitomo Mitsui Financial Group, 2.010%, 05/01/2020	675,819	0.1
800,000 (5)	Toronto-Dominion Bank, 2.000%, 04/30/2020	800,051	0.1
625,000 (5)	Westpac Banking Corp, 1.830%, 02/10/2020	625,050	0.0
300,000 (5)	Westpac Banking Corp, 1.970%, 06/03/2020	300,012	0.0

	Total Floating Rate Notes
	(Cost $16,117,701)	16,117,701	1.4

	Repurchase Agreements: 5.0%
22,543,635 (5)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $22,545,574, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $22,996,513, due 09/01/24-11/01/49)	22,543,635	2.0
5,133,490 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $5,133,940, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $5,236,625, due 01/15/20-11/15/48)	5,133,490	0.4
22,543,635 (5)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $22,545,574, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $22,994,508, due 02/13/20-09/20/69)	22,543,635	2.0
7,393,850 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $7,394,559, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $7,541,930, due 04/15/21-02/15/47)	7,393,850	0.6

	Total Repurchase Agreements
	(Cost $57,614,610)	57,614,610	5.0

	Certificates of Deposit: 0.3%
950,000 (5)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/13/2020	950,269	0.1
950,000 (5)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	949,923	0.0
950,000 (5)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	950,033	0.1
950,000 (5)	Sumitomo Mitsui Trust Holdings, Inc., 1.950%, 01/27/2020	950,138	0.1

	Total Certificates of Deposit
	(Cost $3,800,363)	3,800,363	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
2,140,000 (5),(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	2,140,000	0.2
890,000 (5)	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	890,000	0.1
2,722,000 (5),(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	2,722,000	0.2
3,794,000 (5),(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	3,794,000	0.3
509,341 (6)	T. Rowe Price Government Reserve Fund, 1.590%	509,341	0.1
	Total Mutual Funds
	(Cost $10,055,341)	10,055,341	0.9

	Total Short-Term Investments
	(Cost $97,330,978)	97,330,978	8.4

See Accompanying Notes to Financial Statements

45

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (CONTINUED)

Total Investments in Securities (Cost $866,310,213)	$1,255,930,473	108.3
Liabilities in Excess of Other Assets	(96,743,789)	(8.3)
Net Assets	$1,159,186,684	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $14,704,393 or 1.3% of net assets. Please refer to the table below for additional details.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

46

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.9%
	Communication Services: 18.7%
39,440 (1)	Alphabet, Inc. - Class A	$52,825,542	3.2
38,466 (1)	Alphabet, Inc. - Class C	51,429,811	3.1
465,916 (1)	Facebook, Inc. - Class A	95,629,259	5.7
45,447 (1)	IAC/InterActiveCorp	11,321,302	0.7
63,491 (1),(2)	Match Group, Inc.	5,213,246	0.3
110,344 (1)	Netflix, Inc.	35,704,008	2.1
51,366 (1)	Spotify Technology SA	7,681,785	0.5
567,600	Tencent Holdings Ltd.	27,344,787	1.6
566,847 (1),(2)	Tencent Music Entertainment Group ADR	6,654,784	0.4
126,593	Walt Disney Co.	18,309,146	1.1
		312,113,670	18.7

	Consumer Discretionary: 18.9%
231,876 (1)	Alibaba Group Holding Ltd. ADR	49,180,900	2.9
58,038 (1)	Amazon.com, Inc.	107,244,938	6.4
164,099	Aptiv PLC	15,584,482	0.9
7,537 (1)	Booking Holdings, Inc.	15,478,963	0.9
38,604	Dollar General Corp.	6,021,452	0.4
118,372 (1)	Dollar Tree, Inc.	11,132,887	0.7
365,044	Dollarama, Inc.	12,546,235	0.7
89,212 (2)	Ferrari NV	14,768,155	0.9
155,974	Las Vegas Sands Corp.	10,768,445	0.6
42,881 (1)	Lululemon Athletica, Inc.	9,934,241	0.6
7,597 (1)	MercadoLibre, Inc.	4,345,028	0.3
232,591	MGM Resorts International	7,738,303	0.5
138,253	Nike, Inc.	14,006,411	0.8
835 (1)	NVR, Inc.	3,180,022	0.2
53,149	Restaurant Brands International, Inc.	3,389,312	0.2
23,200 (1),(2)	Tesla, Inc.	9,705,256	0.6
17,003 (1)	Ulta Beauty, Inc.	4,304,139	0.3
117,517	Wynn Resorts Ltd.	16,319,586	1.0
		315,648,755	18.9

	Consumer Staples: 0.5%
105,914	Philip Morris International, Inc.	9,012,222	0.5

	Energy: 0.7%
51,325	Concho Resources, Inc./Midland TX	4,494,530	0.3
44,438	Pioneer Natural Resources Co.	6,726,580	0.4
		11,221,110	0.7

	Financials: 2.2%
1,134,411 (1),(3),(4)	Ant International Co., Limited- Class C	7,294,263	0.4
69,022	Chubb Ltd.	10,743,965	0.7
76,575	Intercontinental Exchange, Inc.	7,087,016	0.4
185,742	TD Ameritrade Holding Corp.	9,231,377	0.6
54,839 (1)	XP, Inc.	2,112,398	0.1
		36,469,019	2.2

	Health Care: 12.2%
139,441 (1)	Alcon, Inc.	7,898,163	0.5
46,690 (1)	Alexion Pharmaceuticals, Inc.	5,049,524	0.3
51,813	Anthem, Inc.	15,649,080	0.9
74,635	Becton Dickinson & Co.	20,298,481	1.2
252,424 (1)	Centene Corp.	15,869,897	1.0
69,991	Cigna Corp.	14,312,460	0.9
97,316	HCA Healthcare, Inc.	14,384,278	0.9
41,789 (1)	Intuitive Surgical, Inc.	24,703,567	1.5
120,221	Stryker Corp.	25,239,197	1.5
103,378	UnitedHealth Group, Inc.	30,391,064	1.8
109,491 (1)	Vertex Pharmaceuticals, Inc.	23,973,054	1.4
15,989 (1)	WellCare Health Plans, Inc.	5,279,728	0.3
		203,048,493	12.2

	Industrials: 8.5%
137,524	Boeing Co.	44,799,818	2.7
50,306	Equifax, Inc.	7,048,877	0.4
180,592	Fortive Corp.	13,795,423	0.8
376,000	General Electric Co.	4,196,160	0.3
20,394	Honeywell International, Inc.	3,609,738	0.2
75,651	JB Hunt Transport Services, Inc.	8,834,524	0.5
55,009	Roper Technologies, Inc.	19,485,838	1.2
191,747	TransUnion	16,415,461	1.0
58,257 (1)	Uber Technologies, Inc.	1,732,563	0.1
43,283	Union Pacific Corp.	7,825,133	0.5
182,419 (2)	Westinghouse Air Brake Technologies Corp.	14,192,198	0.8
		141,935,733	8.5

	Information Technology: 34.2%
201,513 (1)	Advanced Micro Devices, Inc.	9,241,386	0.6
264,099	Apple, Inc.	77,552,671	4.6
60,440 (2)	ASML Holding NV-NY REG	17,886,614	1.1
32,139 (1)	Atlassian Corp. PLC	3,867,607	0.2
244,315	Fidelity National Information Services, Inc.	33,981,773	2.0
185,204 (1)	Fiserv, Inc.	21,415,138	1.3
80,532	Global Payments, Inc.	14,701,922	0.9
143,008	Hexagon AB - B Shares	8,015,786	0.5
85,658	Intuit, Inc.	22,436,400	1.3
528,551	Marvell Technology Group Ltd.	14,038,315	0.8
190,687	Mastercard, Inc. - Class A	56,937,231	3.4
641,783	Microsoft Corp.	101,209,179	6.1
22,746 (1)	Paycom Software, Inc.	6,022,231	0.4
139,463 (1)	PayPal Holdings, Inc.	15,085,713	0.9
179,743 (1)	Salesforce.com, Inc.	29,233,402	1.8
68,839 (1)	ServiceNow, Inc.	19,434,626	1.2
261,716 (1),(2)	Slack Technologies, Inc.	5,883,376	0.3
120,638 (1)	Splunk, Inc.	18,067,953	1.1
51,440 (1),(3),(4)	Stripe, Inc. - Class B	807,094	0.0
55,891	Temenos AG	8,841,360	0.5
338,067	Visa, Inc. - Class A	63,522,789	3.8
85,873 (1),(2)	VMware, Inc.	13,034,663	0.8
57,044 (1)	Workday, Inc.	9,380,886	0.6
2,045 (1),(2)	Zoom Video Communications, Inc.	139,142	0.0
		570,737,257	34.2

See Accompanying Notes to Financial Statements

47

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

	Materials: 0.6%
43,952	Linde Public Ltd.	9,357,381	0.6

	Utilities: 1.4%
42,121	NextEra Energy, Inc.	10,200,022	0.6
89,338	Sempra Energy	13,532,920	0.8
		23,732,942	1.4

	Total Common Stock
	(Cost $1,172,614,947)	1,633,276,582	97.9

PREFERRED STOCK: 1.9%
	Communication Services: 0.8%
59,241 (1),(3),(4)	AirBNB, Inc. - Series D	7,049,679	0.5
16,058 (1),(3),(4)	AirBNB, Inc. - Series E	1,910,902	0.1
68,026 (1),(3),(4)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	3,464,707	0.2
		12,425,288	0.8

	Consumer Discretionary: 0.5%
163,010 (1),(3),(4)	Aurora Innovation, Inc., - Series B	1,506,261	0.1
8,132 (1),(3),(4)	DoorDash, Inc. - Series G	1,542,617	0.1
549,762 (1),(3),(4)	Rivian Automotive, Inc. - Series D	5,906,643	0.3
		8,955,521	0.5

	Industrials: 0.2%
159,700 (1),(3),(4)	GM Cruise Holdings, LLC - Class F	2,914,525	0.2

	Information Technology: 0.4%
93,459 (1),(3),(4)	Magic Leap, Inc. - Series C	2,271,053	0.2
61,969 (1),(3),(4)	Magic Leap, Inc. - Series D	1,505,847	0.1
57,073 (1),(3),(4)	UiPath Inc., Series D-1	2,245,920	0.1
9,584 (1),(3),(4)	UiPath Inc., Series D-2	377,147	0.0
		6,399,967	0.4

	Real Estate: 0.0%
42,822 (1),(3),(4)	WeWork Companies, Inc. - Series E	602,934	0.0

	Total Preferred Stock
	(Cost $25,499,799)	31,298,235	1.9

	Total Long-Term Investments
	(Cost $1,198,114,746)	1,664,574,817	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.2%
	Commercial Paper: 0.4%
425,000 (5)	Banco Santander S.A., 1.950%, 02/05/2020	424,236	0.0
300,000 (5)	Banco Santander S.A., 1.950%, 02/06/2020	299,445	0.0
975,000 (5)	DBS Bank Ltd., 1.820%, 02/18/2020	972,627	0.1
350,000 (5)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	349,314	0.0
450,000 (5)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	449,027	0.0
900,000 (5)	LMA Americas LLC, 1.810%, 01/23/2020	898,832	0.1
625,000 (5)	Matchpoint Finance PLC, 1.850%, 02/03/2020	623,941	0.1
650,000 (5)	Mitsubishi UFJ Trust and Banking Corp., 1.910%, 02/04/2020	648,799	0.1
400,000 (5)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	399,175	0.0
250,000 (5)	Sheffield Receivables Company LLC, 1.950%, 02/27/2020	249,257	0.0
500,000 (5)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	498,042	0.0

	Total Commercial Paper
	(Cost $5,812,695)	5,812,695	0.4

	Floating Rate Notes: 0.7%
775,000 (5)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	775,224	0.1
750,000 (5)	Bank of America Corp., 1.910%, 05/07/2020	750,000	0.1
900,000 (5)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.1
425,000 (5)	Commonwealth Bank of Australia, 1.920%, 01/24/2020	425,054	0.0
550,000 (5)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	549,999	0.0
300,000 (5)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	300,084	0.0
625,000 (5)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	625,048	0.1
600,000 (5)	Credit Suisse Group AG, 1.720%, 01/16/2020	600,044	0.0
375,000 (5)	Credit Suisse Group AG, 1.750%, 01/30/2020	375,040	0.0
300,000 (5)	Lloyds Bank PLC, 1.880%, 01/15/2020	300,029	0.0
300,000 (5)	Mitsubishi UFJ Financial Group, Inc., 2.070%, 02/28/2020	300,120	0.0
250,000 (5)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	250,010	0.0
600,000 (5)	Mizuho Financial Group Inc., 2.020%, 05/26/2020	600,052	0.1
350,000 (5)	National Australia Bank Ltd., 1.890%, 02/10/2020	350,008	0.0
575,000 (5)	National Bank Of Canada, 1.990%, 05/01/2020	575,074	0.0
550,000 (5)	Natixis S.A., 2.030%, 01/24/2020	550,033	0.0
875,000 (5)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	875,028	0.1
650,000 (5)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	649,992	0.1

See Accompanying Notes to Financial Statements

48

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

575,000 (5)	The Norinchukin Bank, 2.050%, 04/24/2020	575,207	0.0
450,000 (5)	The Sumitomo Mitsui Financial Group, 1.840%, 01/10/2020	450,033	0.0
500,000 (5)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	499,961	0.0
575,000 (5)	Westpac Banking Corp, 1.830%, 02/10/2020	575,046	0.0

	Total Floating Rate Notes
	(Cost $11,851,019)	11,851,019	0.7

	Repurchase Agreements: 2.2%
14,973,682 (5)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $14,974,970, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $15,274,488, due 09/01/24-11/01/49)	14,973,682	0.9
2,645,054 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $2,645,286, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $2,698,195, due 01/15/20-11/15/48)	2,645,054	0.1
14,973,682 (5)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $14,974,970, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $15,273,156, due 02/13/20-09/20/69)	14,973,682	0.9
4,796,180 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $4,796,640, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $4,892,235, due 04/15/21-02/15/47)	4,796,180	0.3

	Total Repurchase Agreements
	(Cost $37,388,598)	37,388,598	2.2

	Certificates of Deposit: 0.2%
650,000 (5)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/13/2020	650,184	0.0
825,000 (5)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	824,933	0.0
850,000 (5)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	850,030	0.1
325,000 (5)	The Norinchukin Bank, 1.870%, 03/05/2020	325,011	0.0
900,000 (5)	Toronto-Dominion Bank, 1.850%, 03/18/2020	900,136	0.1

	Total Certificates of Deposit
	(Cost $3,550,294)	3,550,294	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
530,000 (5)	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	530,000	0.1
1,773,000 (5),(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	1,773,000	0.1
1,630,000 (5),(6)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	1,630,000	0.1
1,773,000 (5),(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	1,773,000	0.1
5,320,233 (6)	T. Rowe Price Government Reserve Fund, 1.590%	5,320,233	0.3

	Total Mutual Funds
	(Cost $11,026,233)	11,026,233	0.7

	Total Short-Term Investments
	(Cost $69,628,839)	69,628,839	4.2

	Total Investments in Securities (Cost $1,267,743,585)	$1,734,203,656	104.0
	Liabilities in Excess of Other Assets	(66,854,680)	(4.0)
	Net Assets	$1,667,348,976	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $39,399,592 or 2.4% of net assets. Please refer to the table below for additional details.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

49

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Auditor Change.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Partners, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2020